UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)
Not applicable.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

June 2, 2025 American Axle & Manufacturing Holdings, Inc. One Dauch Drive Detroit, Michigan 48211-1198 www.aam.com Dear AAM Stockholders:
You are cordially invited to a Special Meeting (the “Special Meeting”) of the stockholders (“AAM Stockholders”) of American Axle & Manufacturing Holdings, Inc., a Delaware corporation (“AAM”), to be held virtually on July 15, 2025, at 8:00 a.m., Eastern Time, at https://meetnow.global/MVZWHGV.
On January 29, 2025, AAM issued an announcement pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Offer Announcement”), disclosing the terms of a recommended offer (the “Offer”) by AAM to acquire the entire issued and to be issued share capital of Dowlais Group plc (“Dowlais”), a public limited company incorporated in England and Wales (the “Combination”). The board of directors of AAM believes that the Combination has compelling strategic rationale and represents an attractive opportunity to create a larger, diversified global manufacturer that will be well-positioned for long-term profitable growth, value-enhancing investments and sustainable capital returns, will generate significant value for both sets of shareholders, and will have the following characteristics:
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a leading, innovative global driveline and metal forming supplier with significant size and scale;

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an increasingly propulsion-agnostic portfolio of products across a broader range of automotive segments supporting internal combustion engine, hybrid and electric powertrains;

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a diversified customer base with expanded and balanced geographic presence;

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the opportunity to deliver significant cost synergies of approximately $300 million;

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high margins, with strong earnings accretion, cash flow and balance sheet; and

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an experienced and blended management and leadership team, with a proven track record of restructuring, integration and operational excellence.

Recent global events have further highlighted the attractiveness of the Combination, which will create a stronger business that is resilient across customers, geographies and products, resulting in the combined group of companies following consummation of the Combination being better positioned to navigate and succeed in an increasingly dynamic automotive industry and macroeconomic environment.
In connection with the Combination, on January 29, 2025, AAM and Dowlais entered into a Co-operation Agreement (the “Co-operation Agreement”). Under the terms of the Offer, shareholders of Dowlais (“Dowlais Shareholders”) will be entitled to receive, for each ordinary share of 1 pence each in the capital of Dowlais (each, a “Dowlais Share” and, collectively, the “Dowlais Shares”) held by such shareholder, 42 pence per share in cash and 0.0863 new shares of common stock of the AAM, par value $0.01 per share (“AAM Common Stock,” and each share thereof, an “AAM Share” and, collectively, the “AAM Shares”). AAM intends to seek a secondary listing of the AAM Shares, including the New AAM Shares, on the London Stock Exchange to provide flexibility for shareholders to hold UK-listed AAM Shares following consummation of the Combination. A mix and match facility will also be made available to Dowlais Shareholders in order to enable them to elect, subject to off-setting elections, to vary the proportions in which they receive cash and AAM Shares in respect of their holdings in Dowlais Shares. In addition to the consideration payable in connection with the Combination, Dowlais Shareholders will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share to be paid (subject to the approval of the board of directors of Dowlais) in line with Dowlais’ ordinary course 2024 financial year dividend calendar without any reduction of the consideration payable under the terms of the Combination (such dividend, the “FY24 Final Dividend”). The consideration payable to Dowlais Shareholders pursuant to the Combination is also subject to certain Consideration Adjustments as defined and described in more detail in the section of the enclosed proxy statement entitled “Information About the

Combination — Consideration Adjustments.” The Combination is expected to be effected by means of a court-sanctioned scheme of arrangement between Dowlais and Dowlais Shareholders under Part 26 of the UK Companies Act 2006, as amended, although AAM reserves the right to elect to implement the Combination by way of a takeover offer, subject to the terms of the Co-operation Agreement and the consent of the UK Panel on Takeovers and Mergers (if required). The terms of the Combination (including the FY24 Final Dividend) represent a total implied value of 85.2 pence per Dowlais Share and value the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis, based on the closing share price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on January 28, 2025 (being the close of business on the last business day before the date of the Offer Announcement). As of May 28, 2025, the last practicable date prior to the date of the accompanying proxy statement, the terms of the Combination (including the FY24 Final Dividend) represent a total implied value of 73.3 pence per Dowlais Share, based on the closing share price of $4.45 for each AAM Share and £/US$ exchange rate of $1.3471 per £1.00. AAM expects to issue approximately 117,000,000 AAM Shares in connection with the Combination (such AAM Shares to be issued pursuant to the Offer, the “New AAM Shares”), and upon the closing of the Combination, AAM Stockholders and Dowlais Shareholders would be expected to own approximately 51% and 49%, respectively, of AAM. The New AAM Shares will be authorized for listing on the New York Stock Exchange (the “NYSE”), subject to official notice of issuance.
AAM will hold a Special Meeting of AAM Stockholders in connection with the proposed issuance of New AAM Shares representing the stock consideration in the Combination. At the Special Meeting, you will be asked to consider and vote on (1) a proposal (the “Charter Amendment Proposal”) to amend AAM’s Amended and Restated Certificate of Incorporation (the “AAM Charter”) to increase the number of authorized AAM Shares from 150,000,000 AAM Shares to 375,000,000 AAM Shares (the “Charter Amendment”), (2) a proposal (the “Share Issuance Proposal”) to approve the proposed issuance of New AAM Shares representing the stock consideration in the Combination (the “Share Issuance”) and (3) a proposal (the “Adjournment Proposal”) to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Charter Amendment Proposal or the Share Issuance Proposal.
After careful consideration, the Board of Directors of AAM (the “AAM Board”) has determined that the Combination is in the best interests of AAM and AAM Stockholders and has unanimously authorized and approved the Charter Amendment and the Share Issuance. The AAM Board therefore recommends that you vote “FOR” the Charter Amendment Proposal, “FOR” the Share Issuance Proposal and “FOR” the Adjournment Proposal.
The enclosed proxy statement provides detailed information about the Special Meeting, the Combination, the Charter Amendment and the Share Issuance. A copy of the Offer Announcement is attached as Annex I to the proxy statement, a copy of the Co-operation Agreement is attached as Annex II to the proxy statement and a copy of the Charter Amendment is attached as Annex III to the proxy statement. The proxy statement also describes the determinations of the AAM Board in connection with its evaluation of the Combination, the Charter Amendment and the Share Issuance. We encourage you to read the proxy statement and its annexes carefully and in their entirety. Before deciding how to vote, you should consider the section titled “Risk Factors.” You may also obtain more information about AAM from documents we file with the U.S. Securities and Exchange Commission from time to time as described under the section titled “Where You Can Find More Information.”
Your vote is very important.
The Combination cannot be implemented unless both the Charter Amendment Proposal and the Share Issuance Proposal are approved. Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the Special Meeting. Approval of the Share Issuance Proposal requires the affirmative vote of the holders of a majority in voting power of the AAM Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Share Issuance Proposal, provided that a quorum is present. Approval of the Adjournment Proposal, which is not a condition to the Combination, requires the affirmative vote of the holders of a majority in voting power of the AAM Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, provided that a quorum is present. Whether or not you plan to attend the Special Meeting, and regardless of the number of AAM Shares you own, you are requested to promptly vote your shares by completing, signing and dating the enclosed proxy card or voting instruction form and returning it in the postage-paid envelope provided, or by voting over the telephone or via the internet as instructed in these materials. If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” each of the proposals described above. If you attend the Special Meeting and vote, your vote will revoke any proxy that you have previously submitted. If your shares are held in the name of a broker, bank or other nominee, please follow the instructions provided by that institution to vote your shares.
On behalf of AAM, I thank you for your support and appreciate your consideration of this important matter.
Sincerely,
/s/ David C. Dauch

David C. Dauch
Chairman of the Board & Chief Executive Officer
Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the transactions described in this document, including the Combination, the Charter Amendment and the Share Issuance, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is not intended to, and does not, constitute or form part of any offer to sell or subscribe for, or any invitation to purchase or subscribe for, or the solicitation of any vote or approval in any jurisdiction pursuant to an offer or otherwise, nor will there be any sale, issuance or transfer of securities in any jurisdiction in violation of applicable law. The accompanying proxy statement does not constitute a prospectus or prospectus equivalent document.
The accompanying proxy statement is dated June 2, 2025 and, together with the enclosed form of proxy card, is first being mailed to AAM Stockholders on or about June 10, 2025.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on July 15, 2025
8:00 a.m., Eastern Time
https://meetnow.global/MVZWHGV
A Special Meeting (the “Special Meeting”) of the stockholders of American Axle & Manufacturing Holdings, Inc. (the “AAM Stockholders”), a Delaware corporation (“AAM”), will be held virtually on July 15, 2025, at 8:00 a.m., Eastern Time, at https://meetnow.global/MVZWHGV, for the following purposes:
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To approve the proposed amendment (the “Charter Amendment”) to AAM’s Amended and Restated Certificate of Incorporation (the “AAM Charter”) to increase the number of authorized shares of AAM common stock, par value $0.01 per share (“AAM Common Stock,” and each share thereof, an “AAM Share” and, collectively, the “AAM Shares”), from 150,000,000 AAM Shares to 375,000,000 AAM Shares (the “Charter Amendment Proposal”);

2.
To approve the proposed issuance of AAM Shares (the “Share Issuance”) to the shareholders of Dowlais Group plc (“Dowlais”), a public limited company incorporated in England and Wales, representing the stock consideration in the proposed acquisition by AAM of the entire issued and to be issued share capital of Dowlais (the “Combination”). Pursuant to the Combination, the shareholders of Dowlais (“Dowlais Shareholders”) will be entitled to receive, for each ordinary share of 1 pence each in the capital of Dowlais (each, a “Dowlais Share” and, collectively, the “Dowlais Shares”) held by such shareholder, 42 pence per share in cash and 0.0863 new AAM Shares, resulting in the issuance of approximately 117,000,000 new AAM Shares, following which Dowlais Shareholders will own approximately 49% of AAM’s fully diluted common stock, based on AAM’s and Dowlais’ fully diluted outstanding share capital as of May 28, 2025 (the “Share Issuance Proposal”); and

3.
To adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Charter Amendment Proposal or the Share Issuance Proposal (the “Adjournment Proposal”).

After careful consideration, the Board of Directors of AAM (the “AAM Board”) has determined that the Combination is in the best interests of AAM and AAM Stockholders and has unanimously authorized and approved the Charter Amendment and the Share Issuance. The AAM Board therefore recommends that you vote “FOR” the Charter Amendment Proposal, “FOR” the Share Issuance Proposal and “FOR” the Adjournment Proposal.
You are encouraged to read the accompanying proxy materials carefully and in their entirety and submit your proxy as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. You have a choice of submitting your proxy by Internet, by telephone or by mail.
The Special Meeting will be held in a virtual format and conducted solely online via live webcast, which AAM believes provides the opportunity for participation by a broader group of stockholders. AAM Stockholders will be able to listen, vote and submit questions from their home or any location with internet connectivity. Online access to the webcast will open approximately 15 minutes prior to the start of the Special Meeting.
Only holders of record of AAM Shares as of the close of business on June 9, 2025, the “Record Date” for the Special Meeting, are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof by accessing https://www.envisionreports.com/AXL-SPC and entering the 15-digit control number on the enclosed proxy card. A proxy statement containing important information about the Special Meeting and the matters being voted upon appears on the following pages.
If you are a beneficial owner of AAM Shares as of the Record Date (i.e., you hold your shares in “street name” through an intermediary, such as a bank or broker), you must register in advance to virtually attend the Special Meeting and any adjournment or postponement of the Special Meeting. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy, reflecting the number of AAM Shares you held as of the Record Date, along with your name and email address, to Computershare by mail at Computershare, Legal Proxy, P.O. Box 43001, Providence, Rhode Island 02940-3001. Please forward the email from your broker or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on July 9, 2025. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the Special Meeting, go to https://meetnow.global/MVZWHGV and enter your control number.
If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the meeting center at https://meetnow.global/MVZWHGV, entering your control number and clicking on the Q&A icon on the right side of the page. Enter your question in the box and click send. To submit questions in advance of the Special Meeting and any adjournment or postponement of the Special Meeting, visit https://www.envisionreports.com/AXL-SPC and enter the 15-digit control number on the enclosed proxy card.
Even if you plan to attend the Special Meeting or any adjournment or postponement of the Special Meeting, we encourage you to vote your shares in advance online, by phone or by mail, to ensure that your vote will be represented. Voting online or by phone is fast, convenient, and enables your vote to be immediately confirmed and tabulated, which helps AAM reduce postage and proxy tabulation costs. To vote online prior to the meeting, visit https://www.envisionreports.com/AXL-SPC. You will be asked to provide the control number from the enclosed proxy card.
For more detailed information, see the section of this proxy statement entitled “The Special Meeting.”
Your vote is very important, regardless of the number of AAM Shares that you own. Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the Special Meeting. Approval of the Share Issuance Proposal requires the affirmative vote of the holders of a majority in voting power of the AAM Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Share Issuance Proposal, provided that a quorum is present. Approval of the Adjournment Proposal, which is not a condition to the Combination, requires the affirmative vote of the holders of a majority in voting power of the AAM Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, provided that a quorum is present. AAM Stockholders who hold shares representing a majority in voting power of the AAM Shares issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. Whether or not you plan to attend the Special Meeting, please vote as soon as possible to ensure that your shares are represented and voted at the Special Meeting.
By Order of the Board of Directors,
/s/ Matthew K. Paroly

Matthew K. Paroly
Vice President, General Counsel & Secretary
June 2, 2025

IMPORTANT VOTING INSTRUCTIONS
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, AAM URGES YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) BY TELEPHONE, (2) VIA THE INTERNET OR (3) BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before the Special Meeting. If your shares are held in the name of a broker, bank or other nominee, please follow the instructions provided by that institution to vote your shares, revoke your proxy or change your vote.
AAM urges you to read the proxy statement, including all documents incorporated by reference into the proxy statement, and its annexes carefully and in their entirety.
If you are an AAM Stockholder and have any questions concerning the Combination or the proxy statement, would like additional copies of the proxy statement, need to obtain proxy cards or need help voting, please contact AAM’s Investor Relations Department by email at investorrelations@aam.com or by mail at One Dauch Drive, Detroit, Michigan 48211-1198. You may also contact Sodali & Co, AAM’s proxy solicitor:
Sodali & Co
430 Park Ave, 14th Floor, New York, NY 10022
(800) 662-5200 (Toll-Free in North America)
+1 (212) 300 2470 (Outside North America)
Email: AXL@info.sodali.com
To receive timely delivery of requested documents in advance of the Special Meeting, you should make your request no later than July 7, 2025. You will not be charged for any of these documents that you request.
For additional information about documents incorporated by reference into this proxy statement, please see the section titled “Where You Can Find More Information.”

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SUMMARY
This summary highlights selected information also contained elsewhere in this proxy statement related to the matters upon which you are being asked to vote and may not contain all of the information important to you. You should read this entire document, its annexes and the other documents to which this proxy statement refers you to fully understand the matters upon which you are being asked to vote. Each item in this summary refers to the page on which that subject is hereinafter discussed in more detail. Except as otherwise noted or where context otherwise requires, references in this proxy statement to “AAM,” the “Company,” “we,” “us” and “our” refer to American Axle & Manufacturing Holdings, Inc. and its subsidiaries, references to “Dowlais” refer to Dowlais Group plc and its subsidiaries, and references to the “Combined Group” refer to the combined group of companies following consummation of the Combination, comprising AAM, Dowlais and their respective subsidiaries. This proxy statement is dated June 2, 2025 and, together with the enclosed form of proxy card, is first being mailed to stockholders of AAM (“AAM Stockholders”) on or about June 10, 2025.
The Combination
The Offer Announcement and the Scheme of Arrangement (see page 77)
On January 29, 2025, we issued an announcement (the “Offer Announcement”) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Takeover Code”), disclosing the terms of a recommended offer (the “Offer”) by AAM to acquire the entire issued and to be issued share capital of Dowlais (the “Combination”). Under the terms of the Offer, shareholders of Dowlais (“Dowlais Shareholders”) will be entitled to receive, for each ordinary share of 1 pence each in the capital of Dowlais (each, a “Dowlais Share” and, collectively, the “Dowlais Shares”) held by such shareholder, 42 pence per share in cash and 0.0863 new shares of common stock of the AAM, par value $0.01 per share (“AAM Common Stock,” and each share thereof, an “AAM Share” and, collectively, the “AAM Shares”). AAM intends to seek a secondary listing of the AAM Shares, including the New AAM Shares, on the London Stock Exchange (the “LSE”) to provide flexibility for shareholders to hold UK-listed AAM Shares following consummation of the Combination. A mix and match facility will also be made available to Dowlais Shareholders in order to enable them to elect, subject to off-setting elections, to vary the proportions in which they receive cash and AAM Shares in respect of their holdings in Dowlais Shares. In addition to the consideration payable in connection with the Combination, Dowlais Shareholders will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share to be paid (subject to the approval of the board of directors of Dowlais (the “Dowlais Board”)) in line with Dowlais’ ordinary course 2024 financial year dividend calendar without any reduction of the consideration payable under the terms of the Combination (the “FY24 Final Dividend”). The Combination is expected to be effected by means of a court-sanctioned scheme of arrangement between Dowlais and Dowlais Shareholders (the “Scheme of Arrangement”) under Part 26 of the UK Companies Act 2006, as amended (the “Companies Act”), although AAM reserves the right to elect to implement the Combination by way of a takeover offer, subject to the terms of the Co-operation Agreement. The terms of the Combination (including the FY24 Final Dividend) represent a total implied value of 85.2 pence per Dowlais Share and value the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis, based on the closing share price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on January 28, 2025 (being the close of business on the last business day before the date of the Offer Announcement). As of May 28, 2025, the last practicable date prior to the date of this proxy statement, the terms of the Combination (including the FY24 Final Dividend) represent a total implied value of 73.3 pence per Dowlais Share, based on the closing share price of $4.45 for each AAM Share and £/US$ exchange rate of $1.3471 per £1.00. We expect to issue approximately 117,000,000 AAM Shares in connection with the Combination (such AAM Shares to be issued pursuant to the Offer, the “New AAM Shares”), and upon the closing of the Combination, AAM Stockholders and Dowlais Shareholders would be expected to own approximately 51% and 49%, respectively, of AAM. The New AAM Shares will be authorized for listing on the New York Stock Exchange (the “NYSE”), subject to official notice of issuance.
Fractions of AAM Shares will not be allotted to Dowlais Shareholders. Instead, all fractional shares which a Dowlais Shareholder would otherwise be entitled to receive will be aggregated and calculations will be rounded down, and such holder will receive, in lieu of such fractional entitlements, cash in an amount (rounded down to the nearest penny) equal to such fractional amount multiplied by the last reported sale price of AAM Shares on the NYSE (as reported in Bloomberg or, if not reported therein, in another authoritative source selected by AAM) on the last business day prior to the Scheme of Arrangement becoming effective.
The consideration payable to Dowlais Shareholders pursuant to the Combination is subject to certain Consideration Adjustments (as defined below) described in more detail in the section of this proxy statement entitled “Information About the Combination — Consideration Adjustments.”
The Combined Group (see page 56)
Following the closing of the Combination, AAM will continue to be the ultimate parent of its subsidiaries (the “AAM Group”) as well as the direct parent of Dowlais and the ultimate parent of Dowlais’ subsidiaries (the “Dowlais Group” and, together with the AAM Group, the “Combined Group”). AAM will continue to be named “American Axle & Manufacturing Holdings, Inc.” Shares of the common stock of AAM, including the New AAM Shares, will be listed on the NYSE under the symbol “AXL.” In addition, AAM intends to seek a secondary listing of the AAM Shares, including the New AAM Shares, on the LSE.
The Combined Group will have its global headquarters in Detroit, Michigan, U.S. Consequently, it is anticipated that following completion of the Combination and a subsequent orderly handover of activities as part of the wider integration, Dowlais’ current headquarters office in London, U.K., would be wound down at the appropriate time, subject to appropriate engagement with stakeholders, including any required information and consultation processes with affected employees. In addition, the Combined Group will continue to have business offices in each major region of the world.
The Combined Group will have an experienced and blended management and leadership team consisting of representatives of both AAM and Dowlais. David C. Dauch will serve as the Chairman of the Board and Chief Executive Officer of the Combined Group. See the section of this proxy statement entitled “Information About the Combination — The Combined Group” for further information.
Conditions to Closing of the Combination (see page 77)
The closing of the Combination is subject to the satisfaction (or, where applicable, waiver) of a number of customary conditions, including, but not limited to:
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approval (which is incapable of being waived by either AAM or Dowlais) by a majority in number of the holders of Dowlais Shares: (i) in issue as at the date of the scheme document to be sent to Dowlais Shareholders describing the terms and conditions of the Scheme of Arrangement and notices of Dowlais meetings and the forms of proxy applicable to Dowlais (the “Scheme Document”) and which remain in issue at the “Scheme Record Time”; (ii) (if any) issued after the date of the Scheme Document and before the “Voting Record Time” (each as will be defined in the Scheme Document) and which remain in issue at the Scheme Record Time; and (iii) (if any) issued on or after the Voting Record Time and before the Scheme Record Time, either on terms that the original or any subsequent holders thereof will be bound by the Scheme of Arrangement or in respect of which the holders thereof will have agreed in writing to be bound by the Scheme of Arrangement, and which remain in issue at the Scheme Record Time, but in each case excluding any Dowlais Shares beneficially owned by AAM or any other member of the AAM group at the Scheme Record Time and held by Dowlais in treasury shares (as defined in the Companies Act) (the “Scheme Shareholders”) who are present and vote, either in person or by proxy, at the Court Meeting (the “Court Meeting”) of the High Court of Justice in England and Wales (the “Court”) (and at any separate class meeting which may be required by the Court) and who represent not less than 75% in value of the Dowlais Shares (or the relevant class or classes thereof) voted by those Scheme Shareholders;

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the Court Meeting and any separate class meeting which may be required by the Court or any adjournment of any such meeting being held on or before the 22nd day after the scheduled date of the Court Meeting to be set out in the Scheme Document (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the UK Panel on Takeovers and Mergers (the “Panel”), and in each case that, if so required, the Court may allow);

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approval (which is incapable of being waived by either AAM or Dowlais) of the requisite majority of the votes cast, either in person or by proxy, of the resolutions required to approve and implement the Scheme of Arrangement at the general meeting of Dowlais Shareholders (the “Dowlais General Meeting”);

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the Dowlais General Meeting or any adjournment of that meeting being held on or before the 22nd day after the scheduled date of the Dowlais General Meeting to be set out in the Scheme Document (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

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the sanction (which is incapable of being waived by either AAM or Dowlais) of the Scheme of Arrangement by the Court (without modification or with modification on terms agreed by AAM and Dowlais) and delivery of a copy of the Court Order to the Registrar of Companies in England and Wales;

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the hearing of the Court at which Dowlais will seek an order sanctioning the Scheme of Arrangement pursuant to Part 26 of the Companies Act (the “Sanction Hearing”) being held on or before the 22nd day after the expected date of the Sanction Hearing to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

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the Scheme of Arrangement becoming effective by June 29, 2026 (the “Long Stop Date”) (or such later date (if any) as AAM and Dowlais may agree, with the consent of the Panel and the Court may allow), which is incapable of being waived by either AAM or Dowlais;

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approval (which is incapable of being waived by either AAM or Dowlais), by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the Special Meeting, of an amendment (the “Charter Amendment”) to AAM’s Amended and Restate Certificate of Incorporation (the “AAM Charter”) to increase the number of authorized AAM Shares from 150,000,000 AAM Shares to 375,000,000 AAM Shares;

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approval (which is incapable of being waived by either AAM or Dowlais), by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the Special Meeting (provided that a quorum is present), of the issuance of the New AAM Shares (the “Share Issuance”);

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confirmation having been received by AAM (which is incapable of being waived by either AAM or Dowlais) that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the NYSE; and

•
the receipt of certain required antitrust approvals, including from the European Commission and U.S. authorities as well as regulatory, foreign direct investment and other approvals, certain of which may be capable of being waived by AAM.

The Co-operation Agreement (see page 89)
On January 29, 2025, in connection with the Offer, we entered into a Co-operation Agreement (the “Co-operation Agreement”) with Dowlais, pursuant to which, after prior consultation with Dowlais, AAM will determine the strategy for satisfying the regulatory and other clearances (including approvals or deemed approvals) necessary for the Combination (the “Clearances”). The parties have agreed to provide each other with such information and assistance as each may reasonably require for the purposes of obtaining all Clearances and making any submission, filing or notification to any regulatory authority.
Pursuant to the Co-operation Agreement, AAM is required to use all reasonable endeavors to obtain the Clearances as soon as reasonably practicable, and in any event in sufficient time to enable closing to occur by the Long Stop Date.
Under the Co-operation Agreement, AAM will, subject to certain exceptions and exclusions, be required to pay Dowlais: (1) $50,000,000 if (a) the AAM Board has changed its recommendation to AAM Stockholders to vote in favor of the Charter Amendment Proposal or the Share Issuance Proposal at the

Special Meeting (“AAM Board Recommendation Change”) or (b) the Special Meeting has not taken place prior to the Long Stop Date; (2) $50,000,000 if AAM invokes certain regulatory conditions or any regulatory conditions have not been satisfied or waived by AAM by the Long Stop Date; or (3) $14,000,000 if AAM Stockholders do not approve the Charter Amendment Proposal or the Share Issuance Proposal prior to the Long Stop Date and there has not been an AAM Board Recommendation Change.
On May 15, 2025, AAM and Dowlais entered into a side letter agreement in relation to the Co-operation Agreement (the “Side Letter”), pursuant to which AAM has undertaken to Dowlais to:
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make an application to the UK Financial Conduct Authority (the “FCA”) for all AAM Shares (including, for the avoidance of doubt, the New AAM Shares) to be admitted to the equity shares (international commercial companies secondary listing) category of the Official List of the FCA (the “Official List”) (in accordance with the UK Listing Rules and the Financial Services and Markets Act); and

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make an application for all AAM Shares (including, for the avoidance of doubt, the New AAM Shares) to be admitted to trading on the main market for listed securities (the “Main Market”) of the LSE, in each case, such that AAM Shares (including, for the avoidance of doubt, the New AAM Shares) will be admitted to trading on the Main Market for listed securities of the LSE on or around the effective date of the Combination. The Side Letter contains certain customary undertakings from Dowlais in respect of information sharing in connection with the applications.
The Co-operation Agreement contains certain covenants with respect to AAM’s conduct of business until the closing of the Combination and addresses certain other matters, as further described in the section titled “Information About the Combination — The Co-operation Agreement.”
No Appraisal or Dissenters’ Rights (see page 95)
No AAM Stockholder will be entitled to exercise appraisal or dissenters’ rights or to demand payment for his, her or its AAM Shares in connection with the Combination.
United States Federal Income Tax (see page 96)
In connection with the Combination, AAM Stockholders will not exchange or otherwise dispose of their AAM Shares or engage in any other transaction with respect to such shares that requires the recognition of gain or loss for United States federal income tax purposes. Accordingly, AAM Stockholders will not realize gain or loss for United States federal income tax purposes in connection with the Combination with respect to their AAM Shares.
AAM Stockholders who, immediately prior to the consummation of the Combination, also own Dowlais Shares generally will recognize capital gain or loss on the exchange of their Dowlais Shares for New AAM Shares pursuant to the Combination, and the cash consideration received on the disposition of Dowlais Shares may be subject to United States federal income tax as a deemed dividend — and, in the case of such AAM Stockholders who are not U.S. persons, to a withholding tax at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty) — to the extent that Section 304 of the United States Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applies to the Combination. AAM Stockholders who, immediately prior to the consummation of the Combination, also own Dowlais Shares should review the Scheme Document for additional details regarding the application of Section 304 of the Internal Revenue Code to the Combination.
Regulatory Matters (see page 97)
We cannot complete the Combination unless we obtain the Clearances. Under the Co-operation Agreement, AAM is required to use all reasonable endeavors to obtain the Clearances as soon as reasonably practicable, subject to certain exceptions. The Clearances include approval or deemed approval pursuant to, (1) the Council Regulation (EC) No. 139/2004 (the “EU Merger Regulation”), (2) Part 3 of the U.K. Enterprise Act 2002 (the “U.K. Enterprise Act”), (3) the Hart-Scott-Rodino Antitrust Improvements Act of

1976 (as amended) (the “HSR Act”), (4) Article 25 of the Anti-Monopoly Law of the People’s Republic of China, (5) the Monopoly Regulation and Fair Trade Act of the Republic of Korea, (6) the Mexican Federal Economic Competition Law, (7) Law No. 12,529 of 2011 of Brazil, (8) the French Monetary and Financial Code (Code monétaire et financier), (9) the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) or the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz) and (10) the EU Foreign Subsidies Regulation (Regulation (EU) No. 2022/2560) (the “EU Foreign Subsidies Regulation”). On February 7, 2025, the HSR Act waiting period commenced in connection with the Combination upon submission of the required Notification and Report forms with the Federal Trade Commission and the Antitrust Division of the Department of Justice. The waiting period under the HSR Act expired at 11:59PM on March 10, 2025. On May 30, 2025, AAM received approval in South Korea under the Monopoly Regulation and Fair Trade Act of the Republic of Korea.
Financing
On January 29, 2025, to finance the cash consideration payable to Dowlais Shareholders pursuant to the Combination and expenses payable in connection with the Combination, AAM and certain of its subsidiaries entered into a credit agreement (the “Backstop Credit Agreement”) with the lenders party thereto (collectively, the “Backstop Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent. Additionally, and in connection with the Combination, on January 29, 2025, AAM and certain of its subsidiaries entered into: (i) a First Lien Bridge Credit Agreement with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “First Lien Bridge Credit Agreement”); and (ii) a Second Lien Bridge Credit Agreement with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Second Lien Bridge Credit Agreement” and together with the First Lien Bridge Credit Agreement, the “Bridge Credit Agreements”).
On February 24, 2025, AAM and certain of its subsidiaries entered into a second amendment to credit agreement, dated as of February 24, 2025 (the “Second Amendment”), to amend that certain Amended and Restated Credit Agreement, dated as of March 11, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date of the Second Amendment, the “Existing Credit Agreement” and, as amended by the Second Amendment, the “Amended Credit Agreement”), by and among, JP Morgan Chase Bank, N.A., Bank of America, N.A., Bank of Montreal, Chicago Branch , Citibank, N.A., BNP Paribas, Mizuho Bank, Ltd., PNC Bank, National Association, U.S. Bank National Association, Truist Bank, Citizens Bank, National Association, Fifth Third Bank, National Association, The Huntington National Bank, HSBC Bank USA, National Association, KeyBank National Association, Commerzbank AG, New York Branch and Deutsche Bank AG New York Branch, in order to, among other things, (i) modify certain terms of the Existing Credit Agreement to (a) permit the consummation of the Combination and the incurrence of indebtedness under the Amended and Restated Bridge Facilities (as defined below) (the “Acquisition Amendments”) and (b) provide for the extension of the maturity date with respect to the Tranche A Term Loans and Revolving Commitments (each as defined in the Existing Credit Agreement) of each Existing Lender (as defined in the Second Amendment) that consents to such extension and (ii) obtain (x) incremental term loan B commitments under the Existing Credit Agreement in an aggregate amount of $843 million (the “Incremental TLB Facility”) and (y) incremental revolving commitments in an aggregate amount of $570 million (the “Incremental Revolving Facility” and, together with the Incremental TLB Facility, the “Incremental Facilities”). Following AAM’s entry into the Second Amendment and the increased borrowing capacity available upon the closing of the Combination thereunder, on February 24, 2025, AAM delivered a backstop termination letter effective as of such date (the “Backstop Termination Letter Agreement”) pursuant to which the Backstop Credit Agreement was terminated.
In connection with AAM’s entry into the Second Amendment, on February 24, 2025, AAM and certain of its subsidiaries entered into: (i) an Amended and Restated First Lien Bridge Credit Agreement with JP Morgan Chase Bank, N.A., Bank of America, N.A., Bank of Montreal, Chicago Branch, Citibank, N.A., BNP Paribas, Mizuho Bank, Ltd., PNC Bank, National Association, U.S. Bank National Association, Truist Bank, Citizens Bank, National Association, Fifth Third Bank, National Association, The Huntington National Bank, HSBC Bank USA, National Association, KeyBank National Association (collectively, the “First Lien Bridge Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which the First Lien Bridge Lenders have agreed to provide a $843 million interim loan facility (the “Amended and Restated First Lien Bridge Facility”); and (ii) an Amended and Restated Second Lien

Bridge Credit Agreement with JP Morgan Chase Bank, N.A., Bank of America, N.A., Bank of Montreal, Chicago Branch, Citibank, N.A., BNP Paribas, Mizuho Bank, Ltd., PNC Bank, National Association, U.S. Bank National Association, Truist Bank, Citizens Bank, National Association, Fifth Third Bank, National Association, The Huntington National Bank, HSBC Bank USA, National Association, KeyBank National Association (collectively, the “Second Lien Bridge Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which the Second Lien Bridge Lenders have agreed to provide a $500 million interim loan facility (the “Amended and Restated Second Lien Bridge Facility” and together with the First Lien Bridge Facility, the “Amended and Restated Bridge Facilities”). The Amended and Restated Bridge Facilities amend and restated the respective Bridge Credit Agreements to make certain conforming changes consistent with the Second Amendment, among other things.
The borrowings available under the Incremental Facilities will be used, together with borrowings available under the Amended and Restated Bridge Facilities, among other things, to finance the cash consideration payable to Dowlais Shareholders pursuant to the Combination and expenses payable in connection with the Combination (including debt refinancing costs). The availability of the borrowings under the Incremental Facilities and the Amended and Restated Bridge Facilities are subject to the satisfaction of certain customary conditions for the financing of an acquisition of a public company formed under the laws of England and Wales.
AAM expects to replace the Amended and Restated Bridge Facilities with permanent financing before or after the closing of the Combination. As AAM has not yet secured the terms of such permanent financing, the unaudited pro forma condensed combined financial information reflects the terms of the Amended and Restated Bridge Facilities. If and to the extent any of the Amended and Restated Bridge Facilities are funded and remain outstanding on the one-year anniversary of the closing date of the Combination (the “Conversion Date”), 1.00% of the aggregate principal balance of loans outstanding on the Amended and Restated Bridge Facilities will be payable to the lenders under the Amended and Restated Bridge Facilities (the “Conversion Fee”). The pro forma financial information included herein does not assume payment of the Conversion Fee, as AAM expects to replace the Amended and Restated Bridge Facilities with permanent financing prior to the consummation of the Combination, or, to the extent any of the Amended and Restated Bridge Facilities are funded on the closing date of the Combination, to refinance or replace the Amended and Restated Bridge Facilities prior to the Conversion Date.
For further information, see the section of this proxy statement entitled “Information About the Combination — Financing”.
Parties Involved in the Combination
Information about AAM (see page 56)
AAM is a leading global tier 1 automotive and mobility supplier that designs, engineers and manufactures driveline and metal forming technologies to support electric, hybrid and internal combustion vehicles.
AAM has established a high-efficiency product portfolio that is designed to improve axle efficiency and fuel economy through innovative product design technologies. Its portfolio includes high-efficiency axles, aluminum axles and all-wheel-drive applications. AAM’s metal forming segment represents the largest automotive forging operation in the world, and provides engine, transmission, driveline and safety-critical components for light, commercial and industrial vehicles. Net sales for 2024 were approximately $6.125 billion.
AAM has its principal executive office in Detroit Michigan and operates over 75 facilities in 16 countries across North America, Europe, Asia, and South America. AAM has approximately 20,000 associates globally. AAM Shares are publicly traded on the New York Stock Exchange (NYSE:AXL). The address of AAM’s principal executive office is One Dauch Drive, Detroit, Michigan 48211, and its telephone number at that address is 313‑758‑2000.
Information about Dowlais (see page 56)
Dowlais is a specialist engineering group focused on the automotive sector. Dowlais develops and delivers precisely engineered solutions for the automotive industry through its two high-technology engineering businesses: GKN Automotive and GKN Powder Metallurgy.

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GKN Automotive: a global leader in the development and production of sideshafts, propshafts, AWD systems and advanced differentials and a trusted partner to global automotive OEMs globally. Its products drive the wheels of light vehicles around the world, and it has been a pioneer in the development of eDrive systems, remaining at the forefront of electric vehicle powertrain technology.

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GKN Powder Metallurgy: a global leader in the production of sintered metal products for the automotive and industrial sectors and a leading manufacturer of atomized metal powders. Its world-class engineering expertise and sustainable technology enables the design and production of parts with complex geometries, higher densities and improved physical properties.

Dowlais is headquartered in the United Kingdom, and operates across the Americas, Europe and Asia with over 70 manufacturing facilities and seven global innovation centers. Dowlais employs over 29,000 employees globally, including its joint ventures. Dowlais Shares are publicly traded on the LSE (LSE: DWL). The address of Dowlais’ principal executive office is 2nd Floor, Nova North, 11 Bressenden Place, London SW1E 5BY, and its telephone number at that address is +44 (0)204 551 3383.
The Special Meeting
Date, Time and Place (see page 49)
The Special Meeting of AAM Stockholders will be held virtually on July 15, 2025, starting at 8:00 a.m., Eastern Time, at https://meetnow.global/MVZWHGV.
Matters To Be Considered (see page 49)
You will be asked to consider and vote upon (1) a proposal (the “Charter Amendment Proposal”) to amend the AAM Charter to increase the number of authorized AAM Shares from 150,000,000 AAM Shares to 375,000,000 AAM Shares, (2) a proposal (the “Share Issuance Proposal”) to approve the proposed issuance of New AAM Shares representing the stock consideration in the Combination (the “Share Issuance”) and (3) a proposal (the “Adjournment Proposal”) to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Charter Amendment Proposal or the Share Issuance Proposal. We refer to the Charter Amendment Proposal, the Share Issuance Proposal and the Adjournment Proposal, collectively, as the “Proposals”, and each, a “Proposal.”
Record Date; Shares Outstanding and Entitled to Vote (see page 49)
Only AAM Stockholders of record as of the close of business on June 9, 2025, the “Record Date” for the Special Meeting, will be entitled to vote at the Special Meeting.
Quorum (see page 49)
AAM Stockholders who hold shares representing a majority in voting power of the AAM Shares issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. Abstentions will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. Banks, brokers and other nominees that hold their customers’ shares in street name may not vote their customers’ shares on “non-routine” matters without instructions from their customers. Because all of the matters to be voted on at the Special Meeting are considered “non-routine” under the NYSE Rule 452, such organizations do not have discretion to vote on the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal with a broker non-vote. Accordingly, if you fail to provide your bank, broker or other nominee with any instructions regarding how to vote your shares with respect to the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal, your shares will not be counted as present for establishing a quorum at the Special Meeting and will not be voted on the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal. If you provide instructions to your bank, broker or other nominee which indicate how to vote your shares with respect to one Proposal but not with respect to any other Proposal, your shares will be considered present for establishing a quorum at the Special Meeting and will be considered voted with respect to any Proposal for which voting instructions have been given, and will be voted “FOR” with respect to any other Proposal.
Vote Required (see page 50)
Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the Special Meeting. Approval of the Share Issuance Proposal requires the affirmative vote of the holders of a majority in voting power of the AAM Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Share Issuance Proposal, provided that a quorum is present. Approval of the Adjournment Proposal, which is not a condition to the Combination, requires the affirmative vote of the holders of a majority in voting power of the AAM Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, provided that a quorum is present. The approval of the Charter Amendment Proposal and the Share Issuance Proposal are conditions to the closing of the Combination.
For each Proposal, you may vote “FOR” or “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” each Proposal for which you vote to abstain. Shares not present at the Special Meeting will have no effect on the outcome of the vote on the Share Issuance Proposal or the Adjournment Proposal. Shares not present at the Special Meeting will have the same effect as voting “AGAINST” the Charter Amendment Proposal.
How to Vote Your Shares (see page 51)
If you are a record holder of AAM Shares, you may submit your proxy by telephone, via the Internet or by signing, dating and mailing your proxy card as instructed elsewhere in this proxy statement and on your proxy card. You may also vote by attending the virtual Special Meeting, or by authorizing a personal representative to attend the Special Meeting on your behalf with an appropriate proxy, in order to vote.
If you hold your shares as a beneficial owner through a bank, broker or other nominee, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the meeting. Your bank, broker or other nominee will send you specific instructions in this regard to vote your shares. If you fail to provide your bank, broker or other nominee with any instructions regarding how to vote your shares with respect to the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal, your shares will not be counted as present for establishing a quorum at the Special Meeting and will not be voted on the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal. If you provide instructions to your bank, broker or other nominee which indicate how to vote your shares with respect to one Proposal but not with respect to any other Proposal, your shares will be considered present for establishing a quorum at the Special Meeting and will be considered voted with respect to any Proposal for which voting instructions have been given, and will be voted “FOR” with respect to any other Proposal.
AAM Stockholders of record may revoke their proxies or change their votes in writing at any time prior to the Special Meeting by sending written notice of revocation to AAM’s Secretary, by voting again by telephone or via the Internet, by voting in writing or by voting in person at the Special Meeting. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the virtual Special Meeting and voting in person.
AAM Share Ownership of Directors and Executive Officers (see page 50)
As of May 27, 2025, AAM directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 4,361,435 AAM Shares, representing approximately 3.7% of the AAM Shares outstanding as of such date. AAM currently expects that AAM’s directors and executive officers will vote their shares in favor of the Charter Amendment Proposal, the Share Issuance Proposal and the Adjournment Proposal, but none of AAM’s directors or executive officers have entered into any agreement obligating them to do so.

Recommendation of the AAM Board
Based on the reasons for the recommendations discussed below in the section entitled “Information About the Combination — Reasons for the Combination,” the AAM Board has determined that the Offer, the Combination and the other matters contemplated by the Offer Announcement and the Co-operation Agreement are advisable and in the best interests of AAM and AAM Stockholders and has unanimously authorized and approved the Charter Amendment and the Share Issuance in connection with the Offer and the Combination.
The AAM Board therefore recommends that you vote “FOR” the Charter Amendment Proposal, “FOR” the Share Issuance Proposal and “FOR” the Adjournment Proposal.
Reasons for the Combination
In evaluating the Combination, including the Charter Amendment and the Share Issuance, the AAM Board consulted with AAM’s senior management, outside legal counsel and its financial advisor. In recommending that AAM Stockholders vote in favor of the Charter Amendment and the Share Issuance, the AAM Board also considered a number of factors that it believed supported its determination as further described in the section entitled “Information About the Combination — Reasons for the Combination.”
Opinion of J.P. Morgan
AAM retained J.P. Morgan Securities, LLC (“J.P. Morgan”) to act as financial advisor to AAM in connection with the Combination. J.P. Morgan is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. AAM selected J.P. Morgan to act as financial advisor to AAM in connection with the Combination on the basis of J.P. Morgan’s experience in transactions similar to the Combination, its reputation in the investment community and its familiarity with AAM and its business.
The full text of J.P. Morgan’s written opinion to the AAM Board, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex IV to this proxy statement and is incorporated by reference herein in its entirety. J.P. Morgan delivered its opinion to the AAM Board for the benefit and use of the AAM Board (in its capacity as such) in connection with and for purposes of its evaluation of the Combination. J.P. Morgan expressed no opinion or view as to any terms or other aspects or implications of the Combination and no opinion or view was expressed as to the relative merits of the Combination in comparison to other strategies or transactions that might be available to AAM or in which AAM might engage or as to the underlying business decision of AAM to proceed with or effect the Combination. J.P. Morgan’s opinion does not constitute a recommendation as to how any AAM Stockholder should vote or act in connection with the Combination or any related matter.
For further information, see the section of this proxy statement entitled “Information about the Combination — Opinion of J.P. Morgan” and Annex IV.
Quantification of Payments and Benefits to AAM’s Named Executive Officers
The Combination does not constitute a “change in control” under any employment or compensation arrangements of AAM and our named executive officers are not entitled to any additional compensation or benefits that relate to or are contingent upon the Combination.
For further information, see the section of this proxy statement entitled “Proposal No. 2 — Share Issuance Proposal — Quantification of Payments and Benefits to AAM’s Named Executive Officers”.
Interests of AAM’s Executive Officers and Directors in the Combination
None of AAM’s directors or executive officers has any substantial financial interest, direct or indirect, in the Combination, the Charter Amendment or the Share Issuance, other than being a director or executive officer and an AAM Stockholder.

For further information, see the section of this proxy statement entitled “Proposal No. 2 — Share Issuance Proposal — Interests of AAM’s Executive Officers and Directors in the Combination”.
Impact of the Share Issuance on Existing AAM Stockholders
If the Charter Amendment Proposal and the Share Issuance Proposal are approved and implemented, the Share Issuance will dilute the ownership and voting interests of existing AAM Stockholders. It is expected that approximately 117,000,000 New AAM Shares will be issued to Dowlais Shareholders in connection with the Combination, and that, upon the closing of the Combination, Dowlais Shareholders will own approximately 49% of AAM’s fully diluted common stock, based on AAM’s and Dowlais’ fully diluted outstanding share capital as of May 28, 2025. Therefore, the ownership and voting interests of existing AAM Stockholders will be proportionately reduced.
For further information, see the section of this proxy statement entitled “Proposal No. 2 — Share Issuance Proposal — Impact of the Share Issuance on Existing AAM Stockholders”.
Summary of Risk Factors
The following constitutes a summary of the material risks relevant to the Combination that is described in this proxy statement:
Risks Related to the Combination, the Charter Amendment and the Share Issuance
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AAM may fail to realize the anticipated benefits and operating synergies expected from the Combination.

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The Combination will result in significant integration costs, and AAM may not be able to integrate Dowlais into the Combined Group successfully.

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AAM will incur a substantial amount of debt to complete the acquisition of Dowlais.

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The Combination may expose us to significant unanticipated liabilities relating to the operation of the Combined Group as well as material liabilities that were not discovered during our due diligence review of Dowlais.

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While the Co-operation Agreement is in effect, we are subject to restrictions on our business activities.

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Stockholders in the Combined Group will be exposed to additional currency exchange rate fluctuations as, following completion of the Combination, there will be an increased proportion of assets, liabilities and earnings denominated in foreign currencies.

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Certain Dowlais agreements may contain change of control provisions which, if not waived, could have material adverse effects on the Combined Group.

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The unaudited pro forma financial information included in this proxy statement may not be an indication of the Combined Group’s financial condition or results of operations following the Combination.

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The opinion of AAM’s financial advisor will not reflect changes in circumstances between the release of the Offer Announcement and the consummation of the Combination.

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The fraction of a New AAM Share that Dowlais Shareholders will receive for each Dowlais Share in connection with the Combination will be based on a fixed exchange ratio, which will not be adjusted to reflect changes in the market value of shares of AAM Shares or Dowlais Shares prior to the consummation of the Combination.

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The financial projections included in this proxy statement are based on various assumptions that may not be realized.

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The complexity of the integration and transition associated with the Combination may result in AAM incurring significant costs to implement changes to AAM’s internal control over financial reporting for the Combined Group.

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Dowlais is not currently required to comply with the rules of the SEC implementing Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the Combined Group may therefore incur significant costs, expenses and management time in implementing controls and procedures required to meet the standards required by Section 404 of the Sarbanes-Oxley Act. In particular, Dowlais has identified certain matters which would have been characterized as material weaknesses in Dowlais’ internal control over financial reporting that would have required disclosure pursuant to the Sarbanes-Oxley Act had Dowlais been required to report on internal control over financial reporting at the relevant time. Although these identified material weaknesses are in the process of being remediated, if Dowlais identifies additional material weaknesses in the future or otherwise fails to maintain an effective system of internal control over financial reporting following the closing of the Combination, this could increase the costs, expenses and management time required for the Combined Group to meet the standards required by Section 404 of the Sarbanes-Oxley Act, and therefore adversely affect the business of the Combined Group and its share price.

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Issuance of New AAM Shares in connection with the Combination will significantly reduce AAM Stockholders’ aggregate ownership and voting interest in the Combined Group, will result in AAM Stockholders exercising less influence over management, and may adversely affect the market price of the shares of the Combined Group following completion of the Combination.

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Even if a material adverse change to Dowlais’ business or prospects were to occur prior to closing, AAM may not be able to invoke the offer conditions and terminate the Combination.

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The Takeover Code restricts AAM’s ability to cause Dowlais to consummate the Combination and limits the relief that AAM may obtain in the event the Dowlais Board withdraws its support of the Combination.

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The Combination with Dowlais may be delayed or not occur at all for a variety of reasons, including that the Combination is subject to various closing conditions, including governmental, regulatory and shareholder approvals, as well as other uncertainties, and there can be no assurances as to whether or when it may be completed.

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AAM may waive one or more conditions to the Combination without resoliciting shareholder approval.

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If certain conditions or approvals are not met or obtained, AAM will, subject to certain exceptions and exclusions, be required to pay a break fee under the terms of the Co-operation Agreement.

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Efforts to complete the Combination could disrupt our relationships with third parties and associates, divert management’s attention, or result in negative publicity or legal proceedings.

Risks Related to Ownership of AAM Shares
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The market price and trading volume of AAM Shares may be particularly volatile in the period following the completion of the Combination, and holders of AAM Shares could lose a significant portion of their investment due to drops in the market price of AAM Shares.

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Substantial future sales of AAM Shares or future sales by particular persons could impact the trading price of AAM Shares.

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There is currently no U.K. market for AAM Shares, notwithstanding AAM’s intention to be admitted to trading on the LSE. A U.K. market for AAM Shares may not develop, which would adversely affect the liquidity and price of AAM Shares.

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AAM’s maintenance of two exchange listings may adversely affect liquidity in the market for AAM Shares and result in pricing differentials of AAM Shares between the two exchanges.

Risks Related to AAM’s Business
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You should read and consider risk factors specific to AAM’s businesses which are described in Part I, Item 1A of AAM’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 14, 2025 and in Part II, Item 1A of AAM’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 filed with the SEC on May 2, 2025, as well as in other documents that are incorporated by reference herein. See the section of this proxy entitled “Where You Can Find More Information” for the location of information incorporated by reference in this proxy statement.
Risks Related to Dowlais’ Business
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Dowlais’ business may be adversely affected by global economic and political risks and uncertainties, including tariffs and trade relations.

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Dowlais’ business could be adversely affected by challenges and uncertainties associated with transitioning from internal combustion engine vehicle products to electric vehicle products, and by an inability to timely respond to changes in technology and market innovation.

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Dowlais’ business could be adversely affected by disruptions in its supply chain.

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Failure of key equipment, systems or other disruption at a site or production line could adversely impact Dowlais’ ability to operate its manufacturing operations and meet its customers’ operational delivery expectations.

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Dowlais may incur material losses and costs as a result of product recalls or field actions, product liability and warranty claims, and other disputes and claims.

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Dowlais’ is party to a number of joint ventures which it does not control, including its strategically and financially important joint venture located in the People’s Republic of China (PRC) “Shanghai GKN HUAYU Driveline Systems” (“SDS”). Failure to manage those joint ventures successfully could adversely impact Dowlais’ business.

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Dowlais’ business faces strong competition.

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A failure of Dowlais’ information technology (“IT”) networks and systems, or the impact of a cyber attack, could adversely impact Dowlais’ business and operations.

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Dowlais uses important intellectual property in its business. If Dowlais is unable to protect its intellectual property, or if a third party makes assertions against it or its customers relating to intellectual property rights, its business could be adversely affected.

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Dowlais’ faces substantial pension and other postretirement benefit obligations.

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Dowlais restructuring initiatives may not achieve their intended outcomes.

•
If Dowlais fails to comply with applicable laws and regulations, or fails to change its operations in line with any new legal or regulatory requirements, it could be subject to significant adverse regulatory actions.

•
Negative or unexpected tax consequences, or changes in tax laws, could adversely affect Dowlais’ global results of operations and financial condition.

•
Exchange rate fluctuations could adversely affect Dowlais’ global results of operations and financial condition.

•
Dowlais’ ability to operate effectively could be impaired if it cannot attract and retain qualified personnel in key positions and functions or if there is increased union activity.

•
Dowlais’ business could be adversely affected by the cyclical nature of the automotive industry.

•
Dowlais’ business could be adversely impacted by an inability to meet the expectations of its stakeholders related to environmental, social and governance objectives.

For further information, see the section of this proxy statement entitled “Risk Factors”.

QUESTIONS AND ANSWERS
The following are some questions that you, as an AAM Stockholder, may have about the Combination, the Charter Amendment, the Share Issuance or the Special Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as an AAM Stockholder. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement, and the documents we incorporate by reference in this proxy statement. You may obtain the documents and information incorporated by reference into this proxy statement without charge by following the instructions under the section titled “Where You Can Find More Information.”
Q:
Why am I receiving this proxy statement?

A:
We are sending this proxy statement and the enclosed proxy card to you in connection with the solicitation of proxies to be voted at a Special Meeting of AAM Stockholders. As an AAM Stockholder, you are invited to attend the virtual Special Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held virtually on July 15, 2025, starting at 8:00 a.m., Eastern Time, unless adjourned or postponed to a later date, to consider and vote on each of the proposals described below. This proxy statement for the Special Meeting is first being mailed to AAM Stockholders on or about June 10, 2025.

Q:
Who is entitled to vote at the Special Meeting?

A:
Holders of AAM Shares as of the close of business on June 9, 2025, the “Record Date” for the Special Meeting, are eligible to vote at the Special Meeting.

As of May 27, 2025, there were 118,662,478 AAM Shares outstanding. Holders of AAM Shares will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Each AAM Share is entitled to one vote on each proposal.
Registered Stockholders.   If, as of the Record Date, AAM Shares are registered directly in your name with AAM’s transfer agent, you are considered the stockholder of record with respect to those shares, and the proxy solicitation materials are provided to you directly by AAM. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the Special Meeting.
Street Name Stockholders.   If, as of the Record Date, AAM Shares are held on your behalf in a brokerage account or by a broker, bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and AAM’s proxy solicitation materials were forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. You are also invited to attend the Special Meeting and vote your AAM Shares at the Special Meeting by following the voting instructions provided by your broker, bank or other nominee on your proxy solicitation materials or the instructions that accompanied your proxy materials to attend the Special Meeting. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use.
Q:
What is the purpose of the Special Meeting?

A:
On January 29, 2025, we issued the Offer Announcement pursuant to Rule 2.7 of the Takeover Code, disclosing the terms of our Offer to acquire the entire issued and to be issued share capital of Dowlais. Under the terms of the Offer, Dowlais Shareholders will be entitled to receive, for each Dowlais Share held by such shareholder, 42 pence per share in cash and 0.0863 New AAM Shares. AAM intends to seek a secondary listing of the AAM Shares, including the New AAM Shares, on the LSE to provide flexibility for shareholders to hold UK-listed AAM Shares following consummation of the Combination. A mix and match facility will also be made available to Dowlais Shareholders in order to enable them to elect, subject to off-setting elections, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. In addition to the consideration payable in connection with the Combination, Dowlais Shareholders will be entitled to receive the payment of the FY24 Final Dividend by Dowlais of up to 2.8 pence for each Dowlais Share to be paid (subject to the approval of the Dowlais Board) in line with Dowlais’ ordinary course 2024 financial year dividend calendar without any reduction of the consideration payable under the terms of the Combination. The consideration payable to Dowlais Shareholders pursuant to the Combination is subject to certain Consideration Adjustments as described in more detail in the section of this proxy statement entitled “Information About the Combination — Consideration Adjustments.” The Combination is expected to be effected by means of a court-sanctioned scheme of arrangement between Dowlais and Dowlais Shareholders under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by way of a takeover offer, subject to the terms of the Co-operation Agreement. We expect that upon the closing of the Combination, AAM Stockholders and Dowlais Shareholders would own approximately 51% and 49%, respectively, of AAM. The New AAM Shares will be authorized for listing on the NYSE, subject to official notice of issuance.
As of May 27, 2025, there were 118,662,478 AAM Shares outstanding. It is expected that approximately 117,000,000 New AAM Shares will be issued to Dowlais Shareholders in connection with the Combination, resulting in a requirement that at least approximately 235,662,478 AAM Shares be authorized for issuance. The AAM Charter currently authorizes for issuance 150,000,000 AAM Shares, which is not sufficient to consummate the Combination.
The AAM Board believes that increasing the number of authorized AAM Shares to 375,000,000 shares as contemplated by the Charter Amendment is required to issue the New AAM Shares required by the terms of the Combination, as well as to have available for issuance from time to time — without (except as required by applicable law or the NYSE rules) further action or authorization by AAM Stockholders — as needed for such corporate purposes as may be determined by the AAM Board. Specifically, the AAM Board believes that an additional 225,000,000 AAM Shares should be authorized for issuance in order to provide the Combined Group with the ability to consummate the Combination and flexibility for the Combined Group to raise equity and honor commitments to issue equity, including: (1) raising capital, if Combined Group has an appropriate opportunity, through offerings of AAM Shares or securities that are convertible into or exchangeable for AAM Shares; (2) exchanges of AAM Common Stock or securities that are convertible into or exchangeable for AAM Shares for other outstanding securities; (3) providing equity incentives to employees, officers, directors, consultants or advisors; (4) expanding the Combined Group’s business through the acquisition of other businesses or assets; (5) stock splits, dividends, and similar transactions; and (6) other purposes. The additional AAM Shares authorized pursuant to the Charter Amendment would be part of the existing class of AAM Common Stock and, if issued, would have the same rights and privileges as the AAM Shares presently issued and outstanding.
Additionally, because AAM Shares are listed on the NYSE, we are subject to the listing requirements of the NYSE, and Section 312.03(c)(1) of the NYSE Listed Company Manual requires stockholder approval prior to the issuance of common stock in any transaction if the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of the common stock. The New AAM Shares to be issued to Dowlais Shareholders as the stock consideration in the Combination will represent voting power in excess of 20% of the total voting power outstanding before the Share Issuance. Therefore, under Section 312.03(c)(1) of the NYSE Listed Company Manual, approval by AAM Stockholders of the Share Issuance is required.
Accordingly, AAM will hold a Special Meeting of AAM Stockholders in connection with the Charter Amendment and the Share Issuance. At the Special Meeting, AAM Stockholders will be asked to consider and vote on proposals to approve the Charter Amendment and the Share Issuance, as well as a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Charter Amendment Proposal or the Share Issuance Proposal, in each case, as further described below.
Q:
What am I being asked to vote on?

A:
You will be voting on three proposals:

•
A proposal to approve the Charter Amendment to increase the number of authorized AAM Shares, from 150,000,000 AAM Shares to 375,000,000 AAM Shares (the “Charter Amendment Proposal”).

•
A proposal to approve the Share Issuance to Dowlais Shareholders as the stock consideration in the Combination. Pursuant to the Combination, Dowlais Shareholders will be entitled to receive, for each Dowlais Share held by such shareholder, 42 pence per share in cash and 0.0863 new AAM Shares, resulting in the issuance of approximately 117,000,000 New AAM Shares, following which Dowlais Shareholders will own approximately 49% of AAM’s fully diluted common stock, based on AAM’s and Dowlais’ fully diluted outstanding share capital as of May 28, 2025 (the “Share Issuance Proposal”).

•
A proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Charter Amendment Proposal or the Share Issuance Proposal (the “Adjournment Proposal”).

Q:
Are proxies being solicited from Dowlais Shareholders?

A:
Only proxies from AAM Stockholders are being solicited through this proxy statement. We are not soliciting any proxies or votes from Dowlais Shareholders through this proxy statement. If you are a Dowlais Shareholder and are not an AAM Stockholder, you should not treat this proxy statement as a solicitation of your proxy, vote or support on any matter. If you are both an AAM Stockholder and a Dowlais Shareholder, you should treat this proxy statement as soliciting only your proxy with respect to the AAM Shares held by you and should not treat it as an offer or invitation to subscribe or purchase AAM Shares or as a solicitation of your proxy, vote or support on any matter with respect to your Dowlais Shares.

Q:
Is AAM Stockholder approval of the Charter Amendment Proposal and the Share Issuance Proposal required to complete the Combination?

A:
Yes. AAM Stockholder approval of the Charter Amendment Proposal and the Share Issuance Proposal are conditions to the closing of the Combination; therefore, approval of the Charter Amendment Proposal and the Share Issuance Proposal is required for us to complete the Combination. AAM Stockholders will not have a separate opportunity to consider and vote upon the transactions contemplated in connection with the Combination. Approval of the Adjournment Proposal is not required to complete, nor is it a condition to the closing of, the Combination.

Q:
What will AAM provide Dowlais Shareholders for their Dowlais Shares if the Combination is completed?

A:
Dowlais Shareholders will be entitled to receive, for each Dowlais Share held by such shareholder, 42 pence per share in cash and 0.0863 new AAM Shares, resulting in the issuance of approximately 117,000,000 New AAM Shares. A mix and match facility will also be made available to Dowlais Shareholders in order to enable them to elect, subject to off-setting elections, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. In addition to the consideration payable in connection with the Combination, Dowlais Shareholders will be entitled to receive the payment of the FY24 Final Dividend by Dowlais of up to 2.8 pence for each Dowlais Share to be paid (subject to the approval of the Dowlais Board) in line with Dowlais’ ordinary course 2024 financial year dividend calendar without any reduction of the consideration payable under the terms of the Combination. The terms of the Combination (including the FY24 Final Dividend) represent a total implied value of 85.2 pence per Dowlais Share and value the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis, based on the closing share price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on January 28, 2025 (being the close of business on the last business day before the date of the Offer Announcement). No change will be made to the exchange ratio if the market price of AAM Shares or Dowlais Shares changes before the closing of the Combination, or if the exchange rate changes before the closing of the Combination. As a result, the Dollar-denominated value of the stock consideration will fluctuate with the market value of AAM Shares and the exchange rate.
Fractions of AAM Shares will not be allotted to Dowlais Shareholders. Instead, all fractional shares which a Dowlais Shareholder would otherwise be entitled to receive will be aggregated and calculations will be rounded down, and such holder will receive, in lieu of such fractional entitlements, cash in an amount (rounded down to the nearest penny) equal to such fractional amount multiplied by the last reported sale price of AAM Shares on the NYSE (as reported in Bloomberg or, if not reported therein, in another authoritative source selected by AAM) on the last business day prior to the Scheme of Arrangement becoming effective.
The consideration payable to Dowlais Shareholders pursuant to the Combination is subject to certain Consideration Adjustments as described in more detail in the section of this proxy statement entitled “Information About the Combination — Consideration Adjustments.”
Q:
Why is AAM making the Offer?

A:
We are making the Offer in order to acquire all of the issued and to be issued share capital of Dowlais. A number of strategic advantages are expected from the Combination. AAM and Dowlais are leading global tier-one automotive suppliers specializing in driveline and metal forming technologies for internal combustion, electric and hybrid vehicles. The combination of AAM and Dowlais will create a leading global manufacturer with the scale, product portfolio, technology and global diversification required to lead and innovate in a transitioning business environment. In recommending that AAM Stockholders vote in favor of the Charter Amendment Proposal and the Share Issuance Proposal, the AAM Board considered a number of factors that it believed supported its determination, as further described in the section of this proxy statement entitled “Information About the Combination — Reasons for the Combination.”

Q:
How does the AAM Board recommend that I vote on the Charter Amendment Proposal, the Share Issuance Proposal and the Adjournment Proposal?

A:
The AAM Board recommends that you vote “FOR” the Charter Amendment Proposal, “FOR” the Share Issuance Proposal and “FOR” the Adjournment Proposal.

Q:
What do I need to do now?

A:
We encourage you to read this entire proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement carefully and consider how the Charter Amendment, the Share Issuance and related matters affect you. Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, grant your proxy electronically via the Internet or by telephone, so that your shares can be voted at the Special Meeting, or vote at the Special Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:
What quorum is required for the Special Meeting?

A:
AAM Stockholders who hold shares representing a majority in voting power of the AAM Shares issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. Abstentions will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. Banks, brokers and other nominees that hold their customers’ shares in street name may not vote their customers’ shares on “non-routine” matters without instructions from their customers. Because all of the matters to be voted on at the Special Meeting are considered “non-routine” under the NYSE Rule 452, such organizations do not have discretion to vote on the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal with a broker non-vote. Accordingly, if you fail to provide your bank, broker or other nominee with any instructions regarding how to vote your shares with respect to the Charter Amendment Proposal, the Share Issuance Proposal and the Adjournment Proposal, your shares will not be counted as present for establishing a quorum at the Special Meeting and will not be voted on the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal. If you provide instructions to your bank, broker or other nominee which indicate how to vote your shares with respect to one Proposal but not with respect to any other Proposal, your shares will be considered present for establishing a quorum at the Special Meeting and will be considered voted with respect to any Proposal for which voting instructions have been given, and will be voted “FOR” with respect to any other Proposal.
Q:
Who will tabulate the votes?

A:
A representative of Computershare Trust Company, N.A., AAM’s transfer agent, will tabulate the votes and serve as our inspector of election. The inspector of election will attend the virtual meeting.

Q:
Will my vote be confidential?

A:
Yes. Your vote is confidential and will not be disclosed to our directors or employees, unless in accordance with law.

Q:
What vote is required in order for the Charter Amendment Proposal, the Share Issuance Proposal and the Adjournment Proposal to be approved?

A:
Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the Special Meeting. Approval of the Share Issuance Proposal requires the affirmative vote of the holders of a majority in voting power of the AAM Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Share Issuance Proposal, provided that a quorum is present. Approval of the Adjournment Proposal, which is not a condition to the Combination, requires the affirmative vote of the holders of a majority in voting power of the AAM Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, provided that a quorum is present.

For each Proposal, you may vote “FOR” or “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” each Proposal for which you vote to abstain. Shares not present at the Special Meeting will have no effect on the outcome of the vote on the Share Issuance Proposal or the Adjournment Proposal. Shares not present at the Special Meeting will have the same effect as voting “AGAINST” the Charter Amendment Proposal.
Q:
How do I vote my shares if I am a record holder?

A:
If you are a stockholder of record, you may vote in any of the following ways:

•
To vote online prior to the meeting, visit https://www.envisionreports.com/AXL-SPC. You will be asked to provide the control number from the enclosed proxy card.

•
To vote during the Special Meeting, visit https://meetnow.global/MVZWHGV and follow the on-screen instructions. You will be asked to provide the control number from the enclosed proxy card. To ensure that your shares are voted at the Special Meeting, the AAM Board recommends that you submit a proxy even if you plan to attend the Special Meeting.

•
To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the enclosed return envelope. If you return your signed proxy card to AAM before the Special Meeting, AAM will vote your shares as you direct.

•
To vote by telephone, dial the toll-free telephone number located on the enclosed proxy card and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card.

Q:
How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A:
If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Special Meeting. Also, if you wish to vote in person at the Special Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Special Meeting.

If you are a beneficial owner of AAM Shares (i.e., you held your shares in “street name” through an intermediary, such as a bank or broker) as of the Record Date, you must register in advance to virtually attend the Special Meeting and any adjournment or postponement of the Special Meeting. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy, reflecting the number of AAM Shares you held as of the Record Date, along with your name and email address, to Computershare by mail at Computershare, Legal Proxy, P.O. Box 43001, Providence, Rhode Island 02940-3001. Please forward the email from your broker or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on July 9, 2025. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the Special Meeting, go to https://meetnow.global/MVZWHGV and enter your control number.
Q:
If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A:
Not without your direction. Banks, brokers and other nominees that hold their customers’ shares in street name may not vote their customers’ shares on “non-routine” matters without instructions from their customers. Because all of the matters to be voted on at the Special Meeting are considered “non-routine” under the NYSE Rule 452, such organizations do not have discretion to vote on the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal with a broker non-vote. Accordingly, if you fail to provide your bank, broker or other nominee with any instructions regarding how to vote your shares with respect to the Charter Amendment Proposal, the Share Issuance Proposal and the Adjournment Proposal, your shares will not be counted as present for establishing a quorum at the Special Meeting and will not be voted on the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal. If you provide instructions to your bank, broker or other nominee which indicate how to vote your shares with respect to one Proposal but not with respect to any other Proposal, your shares will be considered present for establishing a quorum at the Special Meeting and will be considered voted with respect to any Proposal for which voting instructions have been given, and will be voted “FOR” with respect to any other Proposal.

Therefore, it is important that you instruct your broker, bank or other nominee on how you wish to vote your shares. You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your AAM Shares.
Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your AAM Shares is called a “proxy card.” The AAM Board has designated David C. Dauch and Matthew K. Paroly, and each of them, with full power of substitution, as proxies for the Special Meeting.

Q:
If an AAM Stockholder of record gives a proxy, how are the shares voted?

A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the granting AAM Stockholder of record. If no specific instructions are given on properly executed returned proxies, however, the shares will be voted in accordance with the recommendations of the AAM Board as described above. If any matters not described in the proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I revoke my proxy or change my vote?”
Q:
What happens if I do not vote or return a proxy?

A:
A quorum will exist at the Special Meeting only if AAM Stockholders who hold shares representing a majority in voting power of the AAM Shares issued and outstanding and entitled to vote at the Special Meeting are present in person or represented by proxy. If you fail to submit a proxy or attend the Special Meeting, your shares will not be counted as present for purposes of determining whether a quorum exists at the Special Meeting. Assuming a quorum exists, shares not present at the Special Meeting will have no effect on the outcome of the vote on the Share Issuance Proposal or the Adjournment Proposal, but shares not present at the Special Meeting will have the same effect as voting “AGAINST” the Charter Amendment Proposal.

Q:
What happens if I abstain?

A:
If you vote to abstain, whether by proxy or in person at the Special Meeting, or if you instruct your broker, bank or other nominee to vote to abstain, your abstention will have the same effect as a vote “AGAINST” each Proposal for which you vote to abstain. AAM Shares that are voted to abstain will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

Q:
Can I revoke my proxy or change my vote?

A:
You may change your vote at any time prior to the vote at the Special Meeting. To revoke your proxy instructions and change your vote, you must (i) attend the Special Meeting and vote your shares in person, (ii) advise our Secretary at our principal executive offices (One Dauch Drive, Detroit, Michigan 48211-1198) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Special Meeting) or (iv) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Special Meeting will be counted). If you hold shares in “street name,” you should refer to the instructions provided by your broker, bank or other nominee. Attendance in and of itself at the Special Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending and voting at the Special Meeting.

Q:
If I want to attend the Special Meeting, what should I do?

A:
The Special Meeting will be a completely virtual meeting of AAM Stockholders, which AAM believes provides the opportunity for participation by a broader group of stockholders. AAM Stockholders of record and street name stockholders with a legal proxy from their broker, bank or other nominee will be able to attend the Special Meeting by visiting https://meetnow.global/MVZWHGV, which will allow such stockholders to vote shares electronically at the meeting.

AAM designed the format of the virtual Special Meeting to ensure that AAM Stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. The virtual format facilitates stockholders’ attendance and participation by enabling stockholders to participate fully and equally from any location around the world.
To participate in the Special Meeting, you will need the control number included on your proxy card or the instructions that accompanied your proxy materials. The Special Meeting webcast will begin promptly at 8:00 a.m., Eastern Time, on July 15, 2025. AAM encourages you to access the meeting prior to the start time to allow ample time for the check-in procedures.
If you are a registered holder of AAM Shares (i.e., you held your shares through our transfer agent, Computershare) as of the Record Date, you do not need to register in advance to virtually attend the Special Meeting or any adjournment or postponement of the Special Meeting.
If you are a beneficial owner of AAM Shares (i.e., you held your shares in “street name” through an intermediary, such as a bank or broker) as of the Record Date, you must register in advance to virtually attend the Special Meeting and any adjournment or postponement of the Special Meeting. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy, reflecting the number of AAM Shares you held as of the Record Date, along with your name and email address, to Computershare by mail at Computershare, Legal Proxy, P.O. Box 43001, Providence, Rhode Island 02940-3001. Please forward the email from your broker or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on July 9, 2025. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the Special Meeting, go to https://meetnow.global/MVZWHGV and enter your control number.
Q:
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:
AAM will provide a toll-free technical support “help line” that can be accessed by any AAM Stockholder experiencing challenges logging into or participating in the virtual Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support line number at (888) 724-2416 (local) or +1 (781) 575-2748 (international).

Q:
Do any executive officers or directors of AAM have interests in the Combination, the Charter Amendment or the Share Issuance that may be different from, or in addition to, those of other AAM Stockholders?

A:
None of AAM’s directors or executive officers has any substantial financial interest, direct or indirect, in the Combination, the Charter Amendment or the Share Issuance, other than being a director or executive officer and an AAM Stockholder.

Q:
Do I have appraisal or dissenters’ rights if I vote against the proposals?

A:
There are no appraisal or dissenters’ rights available to AAM Stockholders with respect to any matter to be voted on at the Special Meeting.

Q:
What are the conditions to closing the Combination?

A:
The closing of the Combination is subject to the satisfaction (or, where applicable, waiver) of a number of customary conditions, including but not limited to:

•
approval (which is incapable of being waived by either AAM or Dowlais) by a majority in number of the Scheme Shareholders who are present and vote, either in person or by proxy, at the Court Meeting (and at any separate class meeting which may be required by the Court) and who represent not less than 75% in value of the Dowlais Shares (or the relevant class or classes thereof) voted by those Scheme Shareholders;

•
the Court Meeting and any separate class meeting which may be required by the Court or any adjournment of any such meeting being held on or before the 22nd day after the scheduled date of the Court Meeting to be set out in the Scheme Document (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

•
approval (which is incapable of being waived by either AAM or Dowlais) of the requisite majority of the votes cast, either in person or by proxy, of the resolutions required to approve and implement the Scheme of Arrangement at the Dowlais General Meeting;

•
the Dowlais General Meeting or any adjournment of that meeting being held on or before the 22nd day after the scheduled date of the Dowlais General Meeting to be set out in the Scheme Document (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

•
the sanction (which is incapable of being waived by either AAM or Dowlais) of the Scheme of Arrangement by the Court (without modification or with modification on terms agreed by AAM and Dowlais) and delivery of a copy of the Court Order to the Registrar of Companies in England and Wales;

•
the Sanction Hearing being held on or before the 22nd day after the expected date of the Sanction Hearing to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

•
the Scheme of Arrangement becoming effective by the Long Stop Date (or such later date (if any) as AAM and Dowlais may agree, with the consent of the Panel, and the Court may allow), which is incapable of being waived by either AAM or Dowlais;

•
approval (which is incapable of being waived by either AAM or Dowlais), by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the Special Meeting, of the Charter Amendment;

•
approval (which is incapable of being waived by either AAM or Dowlais) by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the Special Meeting of the Share Issuance;

•
confirmation having been received by AAM (which is incapable of being waived by either AAM or Dowlais) that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the NYSE; and

•
the receipt of certain required antitrust approvals, including from the European Commission and U.S. authorities as well as regulatory, foreign direct investment and other approvals, certain of which may be capable of being waived by AAM.

Q:
When do you expect the Combination to close?

A:
We are working toward closing the Combination, which we expect to close in the fourth calendar quarter of 2025. However, the exact timing of the closing of the Combination cannot be predicted because the Combination is subject to the satisfaction (or, where applicable, waiver) of a number of customary conditions, including approval of the Charter Amendment Proposal and the Share Issuance Proposal by AAM Stockholders, the approval of the Scheme of Arrangement by Dowlais Shareholders, the receipt of various regulatory approvals and the sanction of the Scheme of Arrangement by the High Court of Justice of England and Wales as further described in the section entitled “Information About the Combination — The Offer Announcement and the Scheme of Arrangement — Conditions to the Closing of the Combination.”

Q:
Are any AAM stockholders already committed to vote in favor of any Proposals?

A:
AAM currently expects AAM’s directors and executive officers to vote their AAM Shares in favor of the Proposals, but none of AAM’s directors or executive officers have entered into any agreement obligating them to do so. As of May 27, 2025, AAM directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 4,361,435 AAM Shares, representing approximately 3.7% of the AAM Shares outstanding as of such date.

Q:
What happens if I sell my AAM Shares before the Special Meeting?

A:
The Record Date for AAM Stockholders entitled to vote at the Special Meeting is earlier than the date of the Special Meeting. If you transfer your AAM Shares after the Record Date but before the

Special Meeting, you will, unless special arrangements are made to confer the voting rights with respect to such AAM Shares to the transferee, retain your right to vote at the Special Meeting.
Q:
What are the material U.S. federal income tax consequences to AAM Stockholders from the Combination?

A:
In connection with the Combination, AAM Stockholders will not exchange or otherwise dispose of their AAM Shares or engage in any other transaction with respect to such shares that requires the recognition of gain or loss for United States federal income tax purposes. Accordingly, AAM Stockholders will not realize gain or loss for United States federal income tax purposes in connection with the Combination with respect to their AAM Shares.

AAM Stockholders who, prior to the consummation of the Combination, also own Dowlais Shares generally will recognize capital gain or loss on the exchange of their Dowlais Shares for New AAM Shares pursuant to the Combination, and the cash consideration received on the disposition of Dowlais Shares may be subject to United States federal income tax as a deemed dividend to the extent that Section 304 of the Internal Revenue Code applies to the Combination. In that case, a non-U.S. AAM Stockholder who also owns Dowlais Shares may be subject to a withholding tax at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty) from the cash consideration received pursuant to the Combination unless it certifies, through certain special certification procedures (if made available by the applicable withholding agent through the brokerage network), that the cash consideration is not subject to the deemed dividend treatment of Section 304 of the Internal Revenue Code. AAM Stockholders who, prior to the consummation of the Combination, also own Dowlais Shares should review the Scheme Document for additional details regarding the application of Section 304 of the Internal Revenue Code to the Combination.
AAM has agreed to take certain steps to assist certain Dowlais Shareholders who are not tax residents in the U.S. in taking any required action as a result of the potential application of U.S. withholding tax under Section 304 of the Internal Revenue Code, including the provision of any certifications which may be required to be made by Dowlais Shareholders to certify whether or not such Dowlais Shareholders meet the requirements for exemption from U.S. deemed dividend tax (and therefore potentially not be subject to such withholding tax).
Q:
Who is paying for this proxy solicitation?

A:
AAM will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person, by telephone or facsimile or by email or other electronic means. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses. Sodali & Co, our proxy solicitor, will be paid a fee of up to $50,000, plus reimbursement of out-of-pocket expenses, for its proxy solicitation services.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are an AAM Stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

Q:
What is “householding”?

A:
To reduce the expense of delivering duplicate proxy materials to AAM Stockholders, AAM is relying on rules of the U.S. Securities and Exchange Commission (the “SEC”) that permit us to deliver only one set of proxy materials to multiple AAM Stockholders who share an address unless we receive contrary instructions from any AAM Stockholders at that address. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Each AAM Stockholder retains a separate right to vote on all matters presented at the Special Meeting. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.
If you are a registered stockholder and wish to receive a separate proxy statement, we will provide these materials promptly upon written or oral request. Please request the additional copy by contacting AAM’s Investor Relations Department by email at investorrelations@aam.com or by mail at One Dauch Drive, Detroit, Michigan 48211-1198. You may also contact Sodali & Co, AAM’s proxy solicitor:
Sodali &co
430 Park Ave, 14th Floor, New York, NY 10022
(800) 662-5200 (Toll-Free in North America)
+1 (212) 300 2470 (Outside North America)
Email: AXL@info.sodali.com
If you hold your shares beneficially and wish to receive a separate proxy statement, please contact your bank or broker. If any AAM Stockholders in your household wish to receive a separate proxy statement in the future, they may contact Investor Relations, AAM, One Dauch Drive, Detroit, Michigan 48211-1198 or by email at investorrelations@aam.com. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple proxy statements by contacting Investor Relations at the address and/or email address above.
Q:
Where can I find the voting results of the Special Meeting?

A:
AAM intends to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All reports AAM files with the SEC are publicly available when filed — see “Where You Can Find More Information.”

Q:
Who can help answer my additional questions about the proposals or the other matters discussed in this proxy statement?

A:
If you have questions about the proposals or other matters discussed in this proxy statement, you may contact AAM’s Investor Relations Department by email at investorrelations@aam.com or by mail at One Dauch Drive, Detroit, Michigan 48211-1198. You may also contact Sodali & Co, AAM’s proxy solicitor:

Sodali &co
430 Park Ave, 14th Floor, New York, NY 10022
(800) 662-5200 (Toll-Free in North America)
+1 (212) 300 2470 (Outside North America)
Email: AXL@info.sodali.com

SELECTED KEY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA
(in thousands of Dollars)
The following tables set forth selected unaudited pro forma condensed combined financial information of the Combined Group, consisting of: (i) the unaudited pro forma condensed balance sheet of the Combined Group as of March 31, 2025, as if the Combination had been consummated on that date; and (ii) the unaudited pro forma condensed statements of income of the Combined Group for the three months ended March 31, 2025 and the year ended December 31, 2024, as if the Combination had been consummated on January 1, 2024. The unaudited pro forma financial statements are based on, and should be read in conjunction with, the following:
(i)
the historical consolidated financial statements of AAM and the related notes included in AAM’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 14, 2025, and the historical unaudited consolidated financial statements of AAM and the related notes included in AAM’s Quarterly Report on Form 10-Q for the period ended March 31, 2025, which was filed with the SEC on May 2, 2025, each of which is incorporated by reference in this proxy statement, as further described in the section of this proxy statement entitled “Where You Can Find More Information”; and

(ii)
the consolidated financial statements of Dowlais for the year ended December 31, 2024 and the related notes which are included in this proxy statement. See the section of this proxy statement entitled “Dowlais Financial Statements” for further information.

The following tables should be read in connection with the section of this proxy statement entitled “Unaudited Pro Forma Condensed Combined Financial Information”. This information is unaudited and is presented for illustrative purposes only.
Summary of Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2025
in $ millions	AAM (U.S. GAAP) Note 1	Dowlais (IFRS) Notes 1 and 7	Reclassification Adjustments Note 2	IFRS to U.S. GAAP Adjustments Note 3	Transaction Adjustments Note 5	Pro Forma Condensed Combined (U.S. GAAP)
Assets
Cash and cash equivalents	$549.2	$492.0	$—	$—	$(683.5)	$357.7
Total current assets	2,033.0	1,886.0	(59.1)	—	(661.8)	3,198.1
Total assets	$5,139.4	$7,437.0	$—	$—	$(2,331.5)	$10,244.9
Liabilities and Stockholders’ Equity
Total liabilities	4,543.1	4,499.0	—	(11.6)	103.3	9,133.8
Total stockholders’ equity	596.3	2,938.0	—	11.6	(2,434.8)	1,111.1
Total liabilities and stockholders’ equity	$5,139.4	$7,437.0	$—	$—	$(2,331.5)	$10,244.9
Summary of Unaudited Pro Forma Condensed Combined Statement of Income for the three months ended March 31, 2025
in $ millions	AAM (U.S. GAAP) Note 1	Dowlais (IFRS) Notes 1 and 7	Reclassification Adjustments Note 2	IFRS to U.S. GAAP Adjustments	Transaction Adjustments Note 6	Pro Forma Condensed Combined (U.S. GAAP)
Net sales	$1,411.3	$1,399.0	$—	$—	$(17.0)	$2,793.3
Operating income	42.7	15.0	(26.5)	(1.7)	38.9	68.4
Net income (loss)	$7.1	$(14.0)	$—	$—	$14.2	$7.3

Summary of Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2024
in $ millions	AAM (U.S. GAAP) Note 1	Dowlais (IFRS) Notes 1 and 7	Reclassification Adjustments Note 2	IFRS to U.S. GAAP Adjustments	Transaction Adjustments Note 6	Pro Forma Condensed Combined (U.S. GAAP)
Net sales	$6,124.9	$5,542.0	$—	$—	$(103.1)	$11,563.8
Operating income (loss)	241.4	(213.0)	56.2	(7.0)	22.5	100.1
Net income (loss)	$35.0	$(215.0)	$—	$—	$(41.5)	$(221.5)

HISTORICAL AND PRO FORMA PER SHARE DATA
The table set forth below depicts the basic and diluted earnings per share, cash dividends declared per share and book value per share for (a) AAM and Dowlais on a historical basis and (b) the Combined Group on a pro forma basis. For a discussion regarding the basis of presentation, assumptions used and adjustments made in preparing the pro forma financial information presented in this proxy statement see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”
Dowlais’ financial statements have historically been prepared in accordance with IFRS, which differs from U.S. GAAP. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for descriptions of pro forma adjustments.
The following table should be read in connection with the section of this proxy statement entitled “Unaudited Pro Forma Condensed Combined Financial Information,” and other information included in or incorporated by reference into this proxy statement. This information is unaudited and is presented for illustrative purposes only.
	Three months ended March 31, 2025		As of and for the year ended December 31, 2024
AAM historical data
Earnings per share from continuing operations:
Basic		$0.06		$0.29
Diluted		$0.06		$0.29
Cash dividends declared per share		$—		$—
Book value per share		$5.04		$4.79
Dowlais historical data
Earnings per share from continuing operations:
Basic		£(0.010)		£(0.126)
Diluted		£(0.010)		£(0.126)
Cash dividends declared per share	£	nil		£0.042
Book value per share		£1.66		£1.68
Pro forma combined data
Earnings per share from continuing operations:
Basic		$0.03		$(0.94)
Diluted		$0.03		$(0.94)
Book value per share		$4.51	$	N/A

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). All statements other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, our objectives for future operations, and any statements of a general economic or industry specific nature, are forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “continue,” “could,” “should,” “can have,” “likely,” or the negative or plural of these words and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe, based on information currently available to our management, may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the section entitled “Risk Factors” of this proxy statement. Moreover, we operate in a competitive environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:
Factors Relating to the Combination, the Charter Amendment and the Share Issuance
•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Co-operation Agreement;

•
the risk that the Combination is not completed on a timely basis or at all;

•
the ability to integrate Dowlais into our business successfully and the amount of time and expense spent and incurred in connection with the integration;

•
the substantial amount of debt we will incur to complete the acquisition of Dowlais;

•
the risk that we or Dowlais may be unable to obtain governmental or regulatory approvals, including antitrust approvals, required for the Combination, or that these required approvals may delay the Combination or result in the need to take curative actions or the imposition of conditions that could adversely affect the operations of the Combined Group or cause the parties to abandon the Combination;

•
the risk that if certain conditions or approvals are not met or obtained, we may be required to pay certain break fees under the terms of the Co-operation Agreement;

•
the possibility that competing offers for Dowlais may be made;

•
the risk that the economic benefits and other synergies that we anticipate as a result of the Combination are not fully realized or take longer to realize than expected;

•
the risk that certain risks and liabilities associated with the Combination have not been discovered;

•
the risk that the approval of Dowlais Shareholders of the Combination or the approval of AAM Stockholders of the Charter Amendment Proposal and the Share Issuance Proposal may not be obtained or that other conditions of the Combination will not be satisfied;

•
restrictions on our business activities under the Co-operation Agreement;

•
the impact of the Charter Amendment and the Share Issuance on current holders of AAM Shares, including significant dilution of their ownership and voting interests;

•
adverse effects on the market price of AAM Shares caused by the sale of such shares held by Dowlais Shareholders following the closing of the Combination;

•
the risk of litigation or negative publicity related to the Combination;

•
changes in relevant tax and other laws or regulations;

•
the diversion of Company management time and attention to issues relating to the Combination and integration;

•
operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) occurring prior to the closing of the Combination or if the Combination is not completed;

•
difficulty retaining certain of our or Dowlais’ key employees as a result of the announcement or implementation of the Combination;

•
the scope, timing and outcome of any ongoing legal proceedings involving us or Dowlais and the impact of any such proceedings on the Combination or on our financial condition, results of operations and/or cash flows;

•
the possibility that costs, fees, expenses or charges that we incur in connection with the Combination are greater than expected;

•
changes in the economic and financial conditions of our or Dowlais’ businesses;

•
the effect of the Combination on our and Dowlais’ relationships with our and their respective clients, customers, vendors and personnel; and

•
adverse effects on the market price of AAM Shares and on our operating results because of a failure to complete the Combination.

Factors Relating to our Business Generally
•
global economic conditions, including the impact of inflation, recession or recessionary concerns, or slower growth in the markets in which we operate;

•
reduced purchases of our products by General Motors Company (“GM”), Stellantis N.V. (“Stellantis”), Ford Motor Company (“Ford”) or other customers;

•
a significant disruption in operations at one or more of our key manufacturing facilities;

•
our ability to consummate strategic initiatives and successfully integrate acquisitions and joint ventures;

•
our ability to attract and retain qualified personnel in key positions and functions;

•
risks related to a failure of our information technology systems and networks, including cloud-based applications, and risks associated with current and emerging technology threats, and damage from computer viruses, unauthorized access, cyber attacks, including increasingly sophisticated cyber attacks incorporating use of artificial intelligence, and other similar disruptions;

•
risks inherent in our global operations (including tariffs and the potential consequences thereof to us, our suppliers, and our customers and their suppliers, adverse changes in trade agreements, such as the United States-Mexico-Canada Agreement, compliance with customs and trade regulations, immigration policies, political stability or geopolitical conflicts, taxes and other law changes, potential disruptions of production and supply, and currency rate fluctuations);

•
supply shortages and the availability of natural gas or other fuel and utility sources in certain regions, labor shortages, including increased labor costs, or price increases in raw material and/or freight, utilities or other operating supplies for us or our customers as a result of pandemic or epidemic illness, geopolitical conflicts, natural disasters or otherwise;

•
adverse changes in laws, government regulations or market conditions affecting our products or our customers’ products; and

•
cost or availability of financing for working capital, capital expenditures, research and development or other general corporate purposes including acquisitions, as well as our ability to comply with financial covenants.

We caution that the foregoing list of factors is not exhaustive. Additional factors that could cause actual results to differ materially from those expressed in the above forward-looking statements are discussed in the section entitled “Risk Factors” and in our Annual Report on Form 10-K for the year ended December 31, 2024, and other reports we have filed with the SEC since December 31, 2024, which are incorporated by reference herein. See the section entitled “Where You Can Find More Information” for more information about the documents incorporated by reference into this proxy statement.
All of our forward-looking statements should be considered in light of these factors. There may be additional risks that neither we nor Dowlais presently know or that we and Dowlais currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide our expectations, plans or forecasts of future events and views as of the date of this proxy statement. We anticipate that subsequent events and developments will cause our assessments to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, except as may be required under applicable securities laws and regulations. These forward-looking statements should not be relied upon as representing our or Dowlais’ assessments as of any date subsequent to the date of this proxy statement. Any forward-looking statements in this proxy statement are not guarantees of future performance, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements, possibly materially. Accordingly, you should not place undue reliance on any such forward-looking statements.

CURRENCIES
In this proxy statement, unless otherwise specified or the context otherwise requires:
•
“Pound Sterling,” “Pounds,” “£,” “Pence” or “p” each refer to the lawful currency of the United Kingdom; and

•
“U.S. Dollars,” “Dollars,” “$” or “U.S.$” each refer to the lawful currency of the United States.

We publish our financial statements in U.S. Dollars and Dowlais publishes its financial statements in Pound Sterling. See the section of this proxy statement entitled “Exchange Rate Information” for additional information regarding the exchange rates between Pound Sterling and U.S. Dollars.

EXCHANGE RATE INFORMATION
The following table shows, for the periods indicated, information concerning the exchange rate between U.S. Dollars and Pound Sterling. The information in the following table is expressed in U.S. Dollars per Pound Sterling and sets forth the spot exchange rates between U.S. Dollars and Pound Sterling, as published by the Bank of England. The average rate means, (1) with respect to monthly data presented in the following table, the average of the daily closing exchange rates for each day during the month, and (2) with respect to annual data presented in the following table, the average of the daily closing exchange rates on the last day of each month during the year. The high and low rates mean, (1) with respect to monthly data presented in the following table, the highest and lowest rates, respectively, of the daily closing exchange rates for each day during the month, and (2) with respect to annual data presented in the following table, the highest and lowest rates, respectively, of the daily closing exchange rates on the last day of each month during the year. These translations should not be construed as a representation that the U.S. Dollar amounts actually represent, or could be converted into, Pound Sterling at the rates indicated.
As of May 28, 2025, the exchange rate between U.S. Dollars and Pound Sterling, based on the daily closing exchange rate as published by the Bank of England, was $1.3471 per £1.00.
	Period-end rate	Average rate	High	Low
	U.S.$	U.S.$	U.S.$	U.S.$
Recent monthly data
May 2025	$1.3482	$1.3367	$1.3521	$1.3202
April 2025	$1.3356	$1.3131	$1.3393	$1.2755
March 2025	$1.2910	$1.2911	$1.2985	$1.2699
February 2025	$1.2592	$1.2545	$1.2695	$1.2390
January 2025	$1.2426	$1.2348	$1.2508	$1.2152
Annual Data (year ended December 31)
2024	$1.2529	$1.2783	$1.3413	$1.2520
2023	$1.2747	$1.2478	$1.2863	$1.2107
2022	$1.2039	$1.2311	$1.3419	$1.1170
2021	$1.3477	$1.3742	$1.4176	$1.3233
2020	$1.3649	$1.2918	$1.3649	$1.2359

RISK FACTORS
In addition to the other information incorporated by reference or included in this proxy statement, including the risks identified in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 14, 2025, and the matters addressed in the section of this proxy statement entitled “Cautionary Statement Concerning Forward-Looking Statements,” you should carefully consider the following risks before deciding how to vote on the Proposals presented at the Special Meeting. The risks and uncertainties described below are not the only risks and uncertainties that we face. The risks below also include forward-looking statements, and our actual results may differ substantially from those discussed in these forward-looking statements, discussed further below in the section entitled “Cautionary Statement Concerning Forward-Looking Statements.”
The risk factors specific to AAM’s and Dowlais’ businesses may also affect the Combined Group after the completion of the Combination. In addition, the business and operations of the Combined Group may heighten such risks upon closing of the Combination.
References below to “the Combined Group” mean the Combined Group following the completion of the Combination.
Risks Related to the Combination, the Charter Amendment and the Share Issuance
AAM may fail to realize the anticipated benefits and operating synergies expected from the Combination.
AAM believes that the Combination will create a leading global driveline and metal forming supplier with a comprehensive product portfolio and a diversified customer base. However, the success of the Combination will depend, in significant part, on the ability of AAM to successfully integrate Dowlais, grow the revenue of the Combined Group and realize the anticipated strategic benefits and synergies from the Combination. This growth and the anticipated benefits of the Combination may not be realized fully, or at all, or may take longer to realize than AAM expects. Actual operating, technological, strategic and revenue opportunities, if achieved at all, may be less significant than AAM expects or may take longer to achieve than anticipated. If the Combined Group is not able to achieve these objectives and realize the anticipated benefits and synergies expected from the Combination within a reasonable time, the business, results of operations and financial condition of the Combined Group could be adversely affected.
The Combination will result in significant integration costs, and AAM may not be able to integrate Dowlais into the Combined Group successfully.
The Combination involves the integration of two businesses that previously operated independently. If the parties complete the Combination, it is expected that AAM’s Chairman of the Board & Chief Executive Officer will lead the Combined Group, two directors of Dowlais are expected to join the board of directors and certain senior Dowlais executives will be invited to join the senior executive management team of the Combined Group, in roles to be confirmed. The complexity and magnitude of the integration effort associated with the Combination are substantial and require that AAM funds significant capital and operating expenses to support the integration of the combined operations. Such expenses have included significant transaction, consulting and third-party service fees. The anticipated costs of the integration effort are subject to change. Many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time. AAM has incurred and expects to continue to incur additional operating expenses as AAM builds up internal resources or engage third-party providers while AAM integrates Dowlais following the Combination.
Additionally, the process of integrating operations could cause an interruption of, or loss of momentum in, the activities of AAM, Dowlais and the Combined Group. The diversion of management’s attention and any delays or difficulties encountered in connection with the integration of the operations, or the failure to successfully integrate the two businesses and leadership team, could have a material adverse effect on the business, financial condition and results of operations of AAM, Dowlais and the Combined Group.
AAM will incur a substantial amount of debt to complete the acquisition of Dowlais.
AAM will incur significant debt to complete the Combination, including incurring approximately $2.2 billion in additional indebtedness under the Second Amendment and the Amended and Restated

Bridge Facilities, or pursuant to other permanent financing that replaces such facilities, which may include the issuance of debt securities and/or one or more senior term loan facilities. In connection with the Combination, on February 24, 2025, AAM and certain of its subsidiaries entered into the Second Amendment, pursuant to which, subject to the terms and conditions set forth therein, the lenders party thereto agreed to provide certain of AAM’s subsidiaries with: (x) incremental term loan B commitments under the Existing Credit Agreement in an aggregate amount of $843 million and (y) incremental revolving commitments in an aggregate amount of $570 million. Additionally, and in connection with the Combination, on January 29, 2025, AAM and certain of its subsidiaries entered into the Bridge Credit Agreements, and such Bridge Facilities were amended and restated on February 24, 2025, by operation of the Amended and Restated Bridge Facilities. The proceeds of the commitments provided under the Second Amendment and Amended and Restated Bridge Facilities, or of other permanent financing that replaces such facilities, which may include the issuance of debt securities and/or one or more senior term loan facilities, will be used, among other things, to finance the cash consideration payable to Dowlais Shareholders pursuant to the Combination and expenses payable in connection with the Combination (including debt refinancing costs) and to refinance certain indebtedness of Dowlais in connection with the Combination.
While AAM expects to replace the Amended and Restated Bridge Facilities with permanent financing before or after the completion of the Combination, AAM’s ability to pursue permanent financing will depend in part on global capital and credit market conditions, and AAM cannot assure that any such replacement financing will be available on terms satisfactory to AAM or at all. Additionally, if the Amended and Restated Bridge Facilities have not been previously repaid in full on or prior to the one-year anniversary of the first date on which loans are made thereunder, any loans thereunder will automatically be converted into a term loan on terms likely to be significantly less favorable to AAM. While amounts are outstanding under the Amended and Restated Bridge Facilities, the lenders party thereto may require that AAM issue notes in a Rule 144A or other private offering subject to certain terms and conditions, and to use the proceeds to repay all or a portion of the Amended and Restated Bridge Facilities.
On a Combined Group basis, we expect that, together with Dowlais, we would have approximately $4.8 billion of indebtedness, excluding $1.495 billion of undrawn commitments under our revolving credit facility. This substantial additional level of indebtedness that AAM expects to incur in connection with the Combination could have important consequences to AAM’s business, including making it more difficult to satisfy our debt obligations, increasing our vulnerability to general adverse economic and industry conditions, limiting our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate and restricting us from pursuing certain business opportunities. Additionally, any agreements that we may enter into in connection with the pending Combination with Dowlais may contain a number of covenants that impose operating and financial restrictions on us and may limit our ability to engage in acts that may be in our long-term best interests. Any failure to comply with covenants in the instruments governing our indebtedness could result in a default under our debt agreements and may adversely affect our ability to operate our business, our subsidiaries’ and guarantors’ ability to operate their respective businesses and our results of operations and financial condition.
The Combination may expose us to significant unanticipated liabilities relating to the operation of the Combined Group as well as material liabilities that were not discovered during our due diligence review of Dowlais.
The Combination may expose us to significant unanticipated liabilities relating to the operation of the Combined Group as well as material liabilities that were not discovered during due diligence review of Dowlais by AAM due to the limited nature of such review. These liabilities could include employment or severance-related obligations under applicable law or other benefits arrangements, legal claims, warranty or similar liabilities to customers, claims by or amounts owed to vendors and other unknown or contingent liabilities. Particularly in international jurisdictions, our acquisition of Dowlais, or any future decision to independently enter new international markets where Dowlais previously conducted business, could also expose us to tax liabilities and other amounts owed by Dowlais. In addition, even if the due diligence review identified certain risks, unexpected risks may arise, and previously known risks may materialize in an unexpected manner. The occurrence of such unforeseen or unanticipated liabilities, should they be significant, could have a material adverse effect on the Combined Group’s business, financial condition and results of operations.

While the Co-operation Agreement is in effect, we are subject to restrictions on our business activities.
From the date of the Co-operation Agreement until to the closing date of the Combination, we are restricted from taking certain actions set forth in the Co-operation Agreement unless consented to by Dowlais or required by applicable law or contract as described in the Co-operation Agreement. These limitations include, among other things, certain restrictions on our ability to amend our organizational documents, to acquire other businesses and assets that would be reasonably likely to prevent or materially delay or prejudice the consummation of the Combination, to reclassify or issue AAM’s capital stock or other certain equity securities, and to pay dividends (or make any other distribution or return of capital). These restrictions could prevent us from pursuing strategic business opportunities and taking actions with respect to our business that we may consider advantageous and may, as a result, have a material adverse effect on our financial condition and results of operations.
Stockholders in the Combined Group will be exposed to additional currency exchange rate fluctuations as, following completion of the Combination, there will be an increased proportion of assets, liabilities and earnings denominated in foreign currencies.
As a result of the Combination, the financial results of the Combined Group will be more exposed to currency exchange rate fluctuations and an increased proportion of assets, liabilities and earnings will be denominated in foreign currencies. The Combined Group will present its financial statements in U.S. dollars and is expected to have a significant proportion of net assets and income in foreign currencies. The Combined Group’s financial condition and results of operation will therefore be more sensitive to movements in foreign exchange rates. A depreciation of foreign currencies relative to the U.S. dollar could have an adverse impact on the Combined Group’s financial results.
Certain Dowlais agreements may contain change of control provisions which, if not waived, could have material adverse effects on the Combined Group.
Dowlais is a party to various agreements with third parties, customer and supplier contracts and other material contracts, that may contain change of control provisions that will be triggered upon the completion of the Combination. Agreements with change of control provisions typically provide for or permit the termination of the agreement upon the occurrence of a change of control of one of the parties which can be waived by the relevant counterparties. To the extent waivers are required, the inability to obtain waivers from one or more relevant counterparties could have a material adverse effect on the Combined Group. Further, it is possible that a contractual counterparty or government agency may take a different view on the interpretation of a change in control provision to that taken by AAM, thereby resulting in a dispute.
The unaudited pro forma financial information included in this proxy statement may not be an indication of the Combined Group’s financial condition or results of operations following the Combination.
The unaudited pro forma financial information contained in the proxy statement is intended to illustrate the effect of the Combination and is for informational purposes only. The pro forma financial statements have been derived from (i) the audited consolidated financial statements of AAM for the year ended December 31, 2024 and the unaudited consolidated financial statements of AAM for the three months ended March 31, 2025, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and (ii) the consolidated financial statements of Dowlais for the year ended December 31, 2024, which have been prepared in accordance with IFRS Accounting Standards® (“IFRS”) as issued by the International Accounting Standards Board, each of which is incorporated by reference or included elsewhere in this proxy statement. The financial information from these Dowlais consolidated financial statements has been converted to U.S. GAAP, and has been restated using AAM’s accounting policies for the purposes of presentation in the unaudited pro forma financial information. The unaudited pro forma financial information contained in the proxy statement gives effect to the Combination and related financing, which includes adjustments for the following:
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the conversion of Dowlais’ historical financial statements from Pound Sterling to U.S. Dollars;

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certain reclassifications to conform Dowlais’ historical financial statement presentation to AAM’s presentation;

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the conversion of Dowlais’ historical financial statements prepared in accordance with IFRS, as issued by the International Accounting Standards Board (“IASB”), to U.S. GAAP;

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application of the acquisition method of accounting under the provisions of Accounting Standards Codification 805, “Business Combinations” (“ASC 805”), and to reflect consideration transferred in exchange for 100% of all outstanding Dowlais Shares; and

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estimated transaction and financing costs to be incurred in connection with the Combination.

The information upon which these adjustments and assumptions has been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with accuracy. Moreover, the pro forma financial information does not reflect all costs that are expected to be incurred by the Combined Group in connection with the Combination. For these and other reasons, the actual business, financial condition and results of operations of the Combined Group may not be consistent with, or evident from, this pro forma financial information.
The assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the Combined Group’s business, financial condition or results of operations.
The opinion of AAM’s financial advisor will not reflect changes in circumstances between the release of the Offer Announcement and the consummation of the Combination.
The opinion rendered for the benefit of the AAM Board by J.P. Morgan was provided as of its date of delivery to the AAM Board. The opinion was based on the financial, economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of the date of the opinion and does not reflect events occurring after the date of the opinion. The AAM Board has not obtained an updated opinion as of the date of this proxy statement from J.P. Morgan, and the AAM Board does not expect to obtain an updated opinion prior to the consummation of the Combination.
Changes in the operations and prospects of AAM, general market and economic conditions and other factors that may be beyond the control of AAM, and on which such opinion was based, may have altered the value of AAM and/or Dowlais or the prices of AAM Shares and/or Dowlais Shares since the date of such opinion, or may alter such values and prices by the time the transaction is completed and, therefore, the opinion does not address the fairness, from a financial point of view, of the consideration to be paid by AAM in the proposed Combination at the time of the Special Meeting or at the closing date of the Combination. The opinion does not speak as of any date other than the date thereof. The AAM Board’s recommendation is that AAM Stockholders vote “FOR” all of the Proposals being presented at the Special Meeting. For more information, see the section of this proxy statement entitled “Information about the Combination — Opinion of J.P. Morgan” and Annex IV.
The fraction of a New AAM Share that Dowlais Shareholders will receive for each Dowlais Share in connection with the Combination will be based on a fixed exchange ratio, which will not be adjusted to reflect changes in the market value of shares of AAM Shares or Dowlais Shares prior to the consummation of the Combination.
The fraction of a New AAM Share that Dowlais Shareholders will receive as the stock consideration in the Combination for each Dowlais Share will be a fixed number based on a fixed exchange ratio (0.0863 New AAM Shares for each Dowlais Share held). This fixed exchange ratio will not adjust in the event that the market price of AAM Shares increases relative to the value of Dowlais Shares. Share price changes may result from a variety of factors, including changes in the business, operations or prospects of AAM or Dowlais, the timing of the Combination, regulatory considerations, general market and economic conditions and other factors.
The financial projections included in this proxy statement are based on various assumptions that may not be realized.
The financial projections set forth in the projections included under the section of this proxy statement entitled “Information About the Combination — Certain Unaudited Prospective Financial Information,” were based on assumptions of, and information available to, AAM management and Dowlais management, respectively, when prepared, and those estimates and assumptions are subject to significant economic, competitive, industry and other uncertainties, many of which are beyond AAM’s and/or Dowlais’ control and may not be realized. Many factors mentioned in this proxy statement, including the risks outlined in this “Risk Factors” section and the events or circumstances described under the section entitled “Cautionary Statement Regarding Forward-Looking Statements,” will be important in determining the Combined Group’s future results. As a result of these contingencies, actual future results may vary materially from the estimates. In view of these uncertainties, the inclusion of financial estimates in this proxy statement is not and should not be viewed as a representation that the forecasted results will necessarily reflect actual future results. None of AAM, Dowlais or their respective affiliates, advisors, officers, directors, partners or representatives can give you any assurance that actual results will not differ materially from the financial projections, and none of them undertake any obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date the projections were generated or to reflect the occurrence of future events.
The financial estimates set forth in the forecasts included under the section in this proxy statement entitled “Information About the Combination — Certain Unaudited Prospective Financial Information,” were not prepared with a view toward public disclosure or compliance with published guidelines of any regulatory or professional body. Further, any forward-looking statement speaks only as of the date on which it is made and does not take into consideration the impact of events and circumstances occurring after such date. Neither AAM nor Dowlais undertakes any obligation, other than as required by applicable law, to update the financial estimates herein to reflect events or circumstances after the date those financial estimates were prepared or to reflect the occurrence of anticipated or unanticipated events or circumstances. None of AAM’s, Dowlais’ or any other independent accountants have compiled, examined or performed any procedures with respect to such information, nor have any independent accountants expressed any opinion or any other form of assurance on such information or achievability thereof, and, accordingly, such independent accountants assume no responsibility for, and disclaim any association with, such forward-looking financial information. The audit reports of such independent accountants included or incorporated by reference herein, as applicable, relate exclusively to the historical financial information of the entities named in those reports and do not cover any other information in this joint proxy statement and should not be read to do so. For more information, see the section of this proxy statement entitled “Information About the Combination — Certain Unaudited Prospective Financial Information.”
The complexity of the integration and transition associated with the Combination may result in AAM incurring significant costs to implement changes to AAM’s internal control over financial reporting for the Combined Group.
The additional scale of Dowlais’ operations, together with the complexity of the integration effort, including changes to or implementation of critical information technology systems, may result in AAM incurring significant costs, including management time, to integrate and implement changes to our internal control over financial reporting. In addition, we will have to train new associates and third-party providers and assume operations in jurisdictions where we have not previously had operations. We expect that the Combination may necessitate significant modifications to our internal control systems, processes and information systems, both on a transition basis and over the longer-term as we fully integrate the Combined Group. Due to the complexity of the Combination, we cannot be certain that changes to our internal control over financial reporting will be effective for any period, or implemented in an efficient manner which does not incur significant costs and management time. If we are unable to implement such changes to our internal control over financial reporting in an efficient manner, the Combined Group’s business, financial condition and results of operations and the market perception thereof may be materially adversely affected.

Dowlais is not currently required to comply with the rules of the SEC implementing Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the Combined Group may therefore incur significant costs, expenses and management time in implementing controls and procedures required to meet the standards required by Section 404 of the Sarbanes-Oxley Act. In particular, Dowlais has identified certain matters which would have been characterized as material weaknesses in Dowlais’ internal control over financial reporting that would have required disclosure pursuant to the Sarbanes-Oxley Act had Dowlais been required to report on internal control over financial reporting at the relevant time. Although these identified material weaknesses are in the process of being remediated, if Dowlais identifies additional material weaknesses in the future or otherwise fails to maintain an effective system of internal control over financial reporting following the closing of the Combination, this could increase the costs, expenses and management time required for the Combined Group to meet the standards required by Section 404 of the Sarbanes-Oxley Act, and therefore adversely affect the business of the Combined Group and its share price.
Dowlais is not currently required to comply with the rules of the SEC implementing Section 404 of the Sarbanes-Oxley Act, and therefore is not required to make a formal assessment of the effectiveness of its internal control over financial reporting for that purpose. Following the closing of the Combination (subject to applicable grace periods), however, the Combined Group will be required to comply with the SEC’s rules implementing Section 404 of the Sarbanes-Oxley Act, which will require the Combined Group to provide in its annual reports on Form 10-K filed with the SEC, an annual management report on the effectiveness of the Combined Group’s internal control over financial reporting and the Combined Group’s independent registered public accounting firm to attest to the effectiveness of the Combined Group’s internal control over financial reporting. Section 302 of the Sarbanes-Oxley Act will also require the management of the Combined Group to make certifications as to the effectiveness of the Combined Group’s internal control over financial reporting.
For the purposes of the rules of the SEC implementing Section 404 of the Sarbanes-Oxley Act, a material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of annual or interim financial statements will not be prevented or detected on a timely basis. In connection with the preparation of its financial statements for inclusion in this proxy statement, Dowlais identified matters in the design and operating effectiveness of its internal control over financial reporting which would likely have constituted material weaknesses for the purposes of the rules of the SEC implementing Section 404 of the Sarbanes-Oxley Act.
As of December 31, 2024, Dowlais identified material weaknesses in its control activities and monitoring related to the impact of deficiencies in the design and implementation of certain management review controls, and monitoring thereof, including the review of Dowlais’ deferred tax liability together with certain other management review controls in the financial reporting process. These deficiencies arose due to a lack of formally identified thresholds for investigation and insufficient documentation as to the judgmental thresholds used, the review comments raised and resolution of these review comments, and in the case of the review of the deferred tax liability, a lack of completeness regarding the matters considered in the review. As of the date of this proxy statement, Dowlais is in the process of remediating these deficiencies.
If Dowlais or its independent registered public accounting firm, or following the closing of the Combination, the Combined Group, or its independent registered public accounting firm, identifies additional significant deficiencies or material weaknesses in the future, fails to fully remedy the identified material weaknesses or otherwise fails to maintain an effective system of internal controls, the Combined Group may incur significant costs, expenses and management time in remediating such deficiencies or weaknesses or improving internal controls, which may adversely affect the Combined Group’s business, financial condition, results of operations and cash flows as well as investor confidence in the Combined Group and the Combined Group’s share price and ability to access capital markets.
Issuance of New AAM Shares in connection with the Combination will significantly reduce AAM Stockholders’ aggregate ownership and voting interest in the Combined Group, will result in AAM Stockholders exercising less influence over management, and may adversely affect the market price of the shares of the Combined Group following completion of the Combination.
In connection with the Share Issuance, we expect to issue 117,000,000 New AAM Shares. AAM Stockholders and Dowlais Shareholders are expected to own approximately 51% and 49%, respectively, of

AAM following completion of the Combination. The issuance of New AAM Shares will significantly reduce AAM Stockholders’ ownership and voting interest in the Combined Group and, as a result, current AAM Stockholders, individually and in the aggregate, will be able to exert less influence over AAM, including with regard to its management and policies. The issuance of New AAM Shares may also result in fluctuations in the market price of the Combined Group’s shares, including a price decrease.
Even if a material adverse change to Dowlais’ business or prospects were to occur prior to closing, AAM may not be able to invoke the offer conditions and terminate the Combination.
Under the Takeover Code, and except for a limited number of conditions, such as the approval of the Share Issuance and the Charter Amendment and the Dowlais Shareholder approval (or the minimum acceptance condition if the Combination is implemented by way of a takeover offer (as defined in Chapter 3 of Part 28 of the Companies Act 2006)), AAM may invoke a condition to the Combination to cause the Combination not to proceed only if the Panel is satisfied that the circumstances giving rise to that condition not being satisfied are of material significance to AAM in the context of the Combination. Because of this Panel consent requirement, the conditions, including as to a material adverse change affecting Dowlais, may provide AAM less protection than the customary conditions in an offer for a U.S. domestic company.
The Takeover Code restricts AAM’s ability to cause Dowlais to consummate the Combination and limits the relief that AAM may obtain in the event the Dowlais Board withdraws its support of the Combination.
The Takeover Code limits the contractual commitments that may be obtained from Dowlais to take actions in furtherance of the Combination, and the Dowlais Board may, if its fiduciary duties so require, withdraw its recommendation in support for the Combination and withdraw the Scheme of Arrangement, at any time prior to the Scheme of Arrangement becoming effective. The Takeover Code does not permit Dowlais to pay any break fee to AAM if the Dowlais Board does so, nor can Dowlais be subject to any restrictions on soliciting or negotiating other offers or transactions involving Dowlais other than the restrictions that arise under the Takeover Code against undertaking actions or entering into agreements which may impact AAM’s takeover offer for Dowlais.
The Combination with Dowlais may be delayed or not occur at all for a variety of reasons, including that the Combination is subject to various closing conditions, including governmental, regulatory and shareholder approvals, as well as other uncertainties, and there can be no assurances as to whether or when it may be completed.
It is currently anticipated that the Combination will be completed in the fourth calendar quarter of 2025. The consummation of the Combination is subject to the satisfaction or waiver of certain conditions. A number of the conditions are not within our control, and it is possible that such conditions may prevent, delay or otherwise materially adversely affect the completion of the Combination. These conditions include, among others: (i) the approval of the court-sanctioned Scheme of Arrangement between Dowlais and Scheme Shareholders under Part 26 of the Companies Act 2006 by a majority in number of Scheme Shareholders who are present and voting (either in person or by proxy) and who represent not less than 75% in value of the Dowlais shares voted by those Scheme Shareholders; (ii) the Court Meeting and any separate class meeting which may be required by the Court or any adjournment of any such meeting being held on or before the 22nd day after the expected date of the Court Meeting to be set out in the Scheme Document (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow); (iii) approval of the requisite majority of the votes cast, either in person or by proxy, of the resolutions required to approve and implement the Scheme of Arrangement at the Dowlais General Meeting; (iv) the Dowlais General Meeting or any adjournment of that meeting being held on or before the 22nd day after the scheduled date of the Dowlais General Meeting to be set out in the Scheme Document (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow); (v) the sanction of the Scheme of Arrangement by the Court; (vi) the Sanction Hearing being held on or before the 22nd day after the expected date of the Sanction Hearing to be set out in the Scheme Document (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow); (vii) the Scheme of

Arrangement becoming unconditional and becoming effective, subject to Rule 2.7 of the Takeover Code, by no later than 11:59 p.m. on the Long Stop Date (or such later date (if any) as AAM and Dowlais may agree, with the consent of the Panel, and the Court may allow); (viii) the Charter Amendment Proposal being duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the Special Meeting; (ix) the Share Issuance Proposal being duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Share Issuance Proposal; (x) confirmation having been received by the AAM that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the NYSE; and (xi) the receipt of certain required antitrust and other regulatory approvals.
Many of the conditions to complete the Combination are not within AAM’s control, and AAM cannot predict with certainty whether and when any of the remaining required conditions will be satisfied or if another uncertainty may arise. Failure to complete the Combination within the expected timeframe or at all could adversely affect our business, results of operations, financial condition, and the market price of AAM Shares in a number of ways, including that:
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the market price of AAM Shares may decline to the extent that the current market price reflects an assumption that the Combination will be consummated;

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we have incurred, and will continue to incur, significant expenses for professional services in connection with the Combination for which we will have received little or no benefit if the Combination is not consummated;

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we may experience negative publicity and/or reactions from our investors, associates, customers, and other business partners; and

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AAM may be subject to litigation related to any failure by AAM to complete the Combination or related to any enforcement proceeding commenced against AAM to perform its obligations under the Co-operation Agreement.

For more information, see the section of this proxy statement entitled “Information About the Combination — The Offer Announcement and the Scheme of Arrangement — Conditions to the Closing of the Combination.”
AAM may waive one or more conditions to the Combination without resoliciting shareholder approval.
Certain conditions to AAM’s and Dowlais’ obligations to complete the Combination may be waived, in whole or in part, to the extent legally permissible, either unilaterally by such party or by mutual agreement of AAM and Dowlais. In the event that any such waiver does not require resolicitation of the AAM Stockholders under applicable law, the parties will have the discretion to complete the Combination without seeking further approval. The AAM Stockholders’ approval of the Charter Amendment Proposal and the Share Issuance Proposal, however, cannot be waived.
If certain conditions or approvals are not met or obtained, AAM will, subject to certain exceptions and exclusions, be required to pay a break fee under the terms of the Co-operation Agreement.
In certain circumstances, such as if the AAM Board no longer recommends the Combination or if AAM fails to hold the AAM Stockholder meeting to obtain the approvals required in connection with the Combination prior to the Long Stop Date, AAM will be required to pay a break fee of $50,000,000 to Dowlais. Furthermore, if AAM invokes (with the approval of the Panel) any regulatory condition or any regulatory conditions have not been satisfied or waived by AAM by the Long Stop Date, AAM will be required to pay a break fee of $50,000,000 to Dowlais. In addition, if AAM Stockholders do not approve the Charter Amendment Proposal and the Share Issuance Proposal and there has been no change in the recommendation of the AAM Board, AAM will be required to pay a break fee of $14,000,000 to Dowlais. If a break fee is ultimately required to be paid by AAM, the payment of such fee may have an adverse impact on AAM’s financial results.

Efforts to complete the Combination could disrupt our relationships with third parties and associates, divert management’s attention, or result in negative publicity or legal proceedings.
AAM and Dowlais have expended, and continue to expend, significant management time and resources in an effort to complete the Combination, which may have a negative impact on AAM’s and Dowlais’ ongoing business, strategies and operations. Uncertainty regarding the outcome of the Combination and our future could disrupt AAM’s and Dowlais’ business relationships with their respective existing and potential customers, channel partners, service providers and other business partners, who may attempt to negotiate changes in existing business relationships or consider entering into business relationships with parties other than AAM or Dowlais. Uncertainty regarding the outcome of the Combination could also adversely affect AAM’s and Dowlais’ ability to recruit and retain key personnel and other employees. The pending Combination may also result in negative publicity and a negative impression of AAM or Dowlais in the financial markets and may lead to litigation against AAM or Dowlais and their respective directors and officers. Such litigation would be distracting to management and may, in the future, require AAM or Dowlais to incur significant costs. Such litigation could result in the Combination being delayed and/or enjoined by a court of competent jurisdiction, which could prevent the Combination from being completed. The occurrence of any of these events individually or in combination could have a material and adverse effect on the business, financial condition and results of operations of AAM and Dowlais.
Risks Related to Ownership of AAM Shares
The market price and trading volume of AAM Shares may be particularly volatile in the period following the completion of the Combination, and holders of AAM Shares could lose a significant portion of their investment due to drops in the market price of AAM Shares.
The market price and trading volume of AAM Shares may be volatile following the completion of the Combination, and holders of AAM Shares may not be able to resell their AAM Shares at or above their value on the closing date of the Combination due to fluctuations in the market price, including changes in price caused by factors unrelated to the Combined Group’s operating performance or prospects.
The market price and trading volume of AAM Shares could fluctuate significantly for many reasons, including, without limitation:
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as a result of the risk factors listed in this proxy statement;

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actual or anticipated fluctuations in the Combined Group’s operating results;

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for reasons unrelated to operating performance, such as reports by industry analysts, investor perceptions, or negative announcements by the Combined Group’s customers or competitors regarding their own performance;

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regulatory changes that could impact the Combined Group’s business; and

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general economic and industry conditions.

In the past, following large price declines in the public market price of a company’s securities, securities class action litigation has often been initiated against that company. Litigation of this type against the Combined Group could result in substantial costs and diversion of management’s attention and resources, which could adversely affect its business, results of operations, financial condition and/or future prospects. Any adverse determination in litigation against the Combined Group could also subject it to significant liabilities.
Substantial future sales of AAM Shares or future sales by particular persons could impact the trading price of AAM Shares.
Sales of a substantial number of AAM Shares or sales AAM Shares by particular persons, or the perception that these sales might occur, could depress the market price of AAM Shares and could impair the Combined Group’s ability to raise capital through the sale of additional equity securities. For example, Dowlais Shareholders may decide to sell the New AAM Shares received by them in the Combination, rather than remain holders of New AAM Shares, which could have an adverse impact on the trading price of AAM Shares.

There is currently no U.K. market for AAM Shares, notwithstanding AAM’s intention to be admitted to trading on the LSE. A U.K. market for AAM Shares may not develop, which would adversely affect the liquidity and price of AAM Shares.
There is currently no U.K. market for AAM Shares. Therefore, investors cannot benefit from information about prior market history in the U.K. market when making their decision to invest. Although AAM’s current intention is that AAM Shares will trade on the LSE (in addition to the NYSE) upon the closing of the Combination, it cannot assure investors that it will be able to successfully achieve a listing on the LSE, nor maintain it. In addition, an active U.K. trading market for AAM Shares may not develop or, if developed, may not be maintained, which would make it more difficult for investors to sell their AAM Shares. If AAM subsequently obtains a further listing on an exchange in addition to, or in lieu of, the LSE, the level of liquidity of AAM Shares on the LSE may decline.
AAM’s maintenance of two exchange listings may adversely affect liquidity in the market for AAM Shares and result in pricing differentials of AAM Shares between the two exchanges.
Trading in AAM Shares on the LSE and the NYSE will take place in different currencies (Pound Sterling on the LSE and U.S. Dollars on the NYSE) and at different times (resulting from different time zones, different trading hours and different trading days for the LSE and the NYSE). The trading prices of AAM Shares on these two exchanges may at times differ due to these and other factors. Any decrease in the price of AAM Shares on the NYSE could cause a decrease in the trading price of AAM Shares on the LSE and vice versa. Investors could seek to sell or buy AAM Shares to take advantage of any price differences between the markets through a practice referred to as arbitrage. Any arbitrage activity could create unexpected volatility in both the trading prices on one exchange and AAM Shares available for trading on the other exchange.
The benefits AAM expects of the dual listing on the NYSE and the LSE, including increased liquidity, visibility among investors and access to investors who may be able to hold listed shares in the United Kingdom, but not the United States may not be realized or, if realized, may not be sustained, and the costs and additional regulatory burdens associated with a dual listing may ultimately outweigh the associated benefits.
Risks Related to AAM’s Business
You should read and consider risk factors specific to AAM’s businesses which are described in Part I, Item 1A of AAM’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 14, 2025 and in Part II, Item 1A of AAM’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 filed with the SEC on May 2, 2025, as well as in other documents that are incorporated by reference herein. See the section of this proxy entitled “Where You Can Find More Information” for the location of information incorporated by reference in this proxy statement.
Risks Related to Dowlais’ Business
Dowlais’ business may be adversely affected by global economic and political risks and uncertainties, including tariffs and trade relations.
Dowlais operates in numerous countries and is, therefore, exposed to and potentially affected by global economic and political conditions, and events in those countries that are outside of its control. Macroeconomic conditions that impact Dowlais’ businesses include monetary policy, inflation or deflation, the availability of capital, levels of business and consumer confidence, fluctuations in commodity prices and economic growth or contraction. Other risks include global, regional or national events, such as war, political unrest or instability, and legislative or political acts of states, governments or supranational organizations, such as the imposition of tariffs, trade controls or other policy changes.
These global economic and political risks may result in a reduction of, or volatility in, demand for passenger vehicles, which in turn would affect demand for Dowlais’ products. Further, such risks may lead to a reduction in availability or increase in the costs of the raw materials, utilities, natural resources, or other goods and services Dowlais purchases, as well as a volatile trading environment and disruption in supply chains that may impact Dowlais’ operations or those of its customers or suppliers. Any of these risks and uncertainties could ultimately lead to increases in Dowlais’ cost of production, or certain product or geographic markets becoming less accessible to Dowlais, which could have a material adverse effect on Dowlais’ ability to deliver on its strategy and its results of operations and financial condition. In addition, the increased imposition of tariffs and other trade controls seen in recent months could result in increased costs of goods imported by Dowlais, or reduce demand for goods sold by Dowlais, where those goods are subject to increased or additional tariffs.
Dowlais’ business could be adversely affected by challenges and uncertainties associated with transitioning from internal combustion engine vehicle products to electric vehicle products, and by an inability to timely respond to changes in technology and market innovation.
Successfully navigating the transition to electric vehicles is core to Dowlais’ strategy. However, there remains a risk that Dowlais may be unable to maintain sufficient technological differentiation, or adapt to technological change in its key markets, particularly the major shift in the automotive markets resulting from electrification. There is a risk that parts of Dowlais’ product portfolio and technologies may over time become obsolete, uncompetitive or fail to meet market expectations, and will need to be replaced. Dowlais may also face disruptive innovation by competitors, or the development of new technologies that eliminate or reduce demand for certain products, or which give Dowlais’ competitors an advantage. These risks could result in Dowlais incurring increased costs for engineering, research and development in order to keep pace with technological innovation and an inability to effectively compete with competitors who use more efficient methods of design or manufacture. These risks may also result in a reduction in demand for Dowlais’ products, as well as damage its reputation and ability to attract and retain talent, any of which could have a material adverse effect on Dowlais’ revenue, revenue growth, or profit margins, and result in an inability to deliver on its strategy.
Dowlais’ business could be adversely affected by disruptions in its supply chain.
Dowlais operates within complex supply chains and has a large number of suppliers, some of whom are critical to its operations. Replacing suppliers in the automotive industry is a time-consuming process. Increases in the cost of materials or production may be difficult to pass on to customers and may erode margins. Dowlais is contractually responsible for the quality and delivery of the products it supplies and may not be able to pass on contractual liabilities to its suppliers. In addition, supply chain disruption could result from matters outside Dowlais’ control, such as geopolitical events, wars, epidemics, accidents or natural catastrophes. Supply chain disruption could result in production of unsafe products or products of inadequate quality, and an inability to operate Dowlais’ facilities or supply its products. Such supply chain risks may also lead to increased costs due to inflation or commercial pricing pressure, which Dowlais may not be able to pass on to its customers. Any such disruptions could have a material adverse effect on Dowlais’ ability to meet its financial performance goals and win new business, as well as its results of operations and financial condition.
Failure of key equipment, systems or other disruption at a site or production line could adversely impact Dowlais’ ability to operate its manufacturing operations and meet its customers’ operational delivery expectations.
Dowlais’ manufacturing operations and processes are complex and its customers’ delivery expectations are demanding. The failure of key equipment, systems or other disruption at a site or production line, including loss or damage to Dowlais’ plants, facilities and assets, could cause significant interruptions and an inability to operate Dowlais’ manufacturing operations. Some operations may represent a “single point of failure” due to Dowlais’ vertically integrated manufacturing structure, since such a structure involves Dowlais handling multiple stages of its products’ value chains rather than relying on external sources. In addition, Dowlais designs and manufactures products that are critical to the launch of global vehicles and other programs. Many of these products are complex and engineered specifically to meet Dowlais’ customers’ needs, which presents the risk that Dowlais may be unable to meet customer expectations and contractual requirements. This risk could therefore result in contractual claims by Dowlais’ customers for losses resulting from the unavailability or late delivery of Dowlais’ products or for delays or cancellations of program launches. Such operational delivery risks could also result in a loss of existing customers, as well as reputational damage and an adverse impact on Dowlais’ ability to win new business and deliver on its strategy.

Dowlais may incur material losses and costs as a result of product recalls or field actions, product liability and warranty claims, and other disputes and claims.
As a supplier to major vehicle manufacturers and other customers, it is imperative that Dowlais’ products are safe to use and meet quality requirements. A defect in the design or manufacturing process, a failure of controls, or the inadequate performance of Dowlais’ suppliers could result in Dowlais supplying products that are unsafe or of inadequate quality. Many of Dowlais’ automotive products are considered safety critical and are the subject of vehicle safety and industry regulations.
Risks related to product quality and safety could lead to warranty and other contractual claims from customers for losses caused by the replacement or unavailability of Dowlais’ products, as well as material product liability claims from customers or third parties in the event of any death, injury or damage to people or property caused by Dowlais’ products. Additionally, Dowlais may incur costs associated with product recalls and other field service actions if Dowlais’ products need to be replaced or repaired in the field. Risks related to product quality and safety could further lead to loss of existing customers, reputational damage to Dowlais and an inability to win new business and deliver on its strategy, any of which could have a material adverse effect on Dowlais’ results of operations and financial condition.
Dowlais is party to a number of joint ventures which it does not control, including its strategically and financially important joint venture located in the People’s Republic of China (PRC) “Shanghai GKN HUAYU Driveline Systems” (“SDS”). Failure to manage those joint ventures successfully could adversely impact Dowlais’ business.
Dowlais operates a number of joint ventures in both its GKN Automotive and GKN Powder Metallurgy businesses. This includes the joint venture SDS, the size and profitability of which is material in the context of Dowlais as a whole. In the majority of cases, including SDS, Dowlais does not have full control of these joint ventures and therefore must rely on its contractual and other rights under the joint venture arrangements, including the right to appoint board and other management members, and contractual decision-making rights, to influence the management of the joint venture. If for any reason Dowlais’ ability to influence the management of these joint ventures were to prove to be inadequate to ensure that they are operated consistent with Dowlais’ expectations and strategic objectives, Dowlais’ business could be disrupted, which could have a material adverse effect on Dowlais’ results of operations and financial condition. Dowlais joint venture partners may change their approach to management of and engagement with these joint ventures, or may appoint new personnel to certain roles within these joint ventures, in each case without Dowlais approval. Joint ventures in certain jurisdictions may also be impacted by political uncertainty or governmental actions, which cause Dowlais’ partners to engage with them in ways Dowlais does not expect. Any dispute with a partner or partners to any of these joint ventures could have a material adverse effect on Dowlais’ results of operations and financial condition.
Dowlais’ business faces strong competition.
Dowlais operates primarily in the global automotive market, in which competition is strong and high levels of efficiency and operational excellence are required to succeed. Many of Dowlais’ customers are large, demanding organizations with significant purchasing power, who can develop and introduce competitors to put pressure on Dowlais’ pricing. Global demand for Dowlais’ products can be volatile and fluctuate significantly due to factors outside Dowlais’ control, including consumer demand and the success or failure of particular vehicle brands, platforms or name plates. As a result of the strong competition in the global automotive market, Dowlais is exposed to risks including losing business to competitors and being forced to accept lower returns to remain competitive, either of which could have a material adverse effect on Dowlais’ business and ability to deliver on its strategy. Further, the insolvency of a single large customer could have a significant impact on Dowlais’ revenue, and the merger of two or more customers could introduce additional pricing pressure. Competitive pressures could also result in unexpected significant reductions in demand for Dowlais’ products, or volatility in demand, without commercial or contractual recourse which could have a material adverse effect on Dowlais’ business, results of operations and financial condition.
A failure of Dowlais’ information technology (“IT”) networks and systems, or the impact of a cyber attack, could adversely impact Dowlais’ business and operations.
Dowlais increasingly faces the risk of cyber attacks and other information security risks. This risk is potentially enhanced by the scale and complexity of Dowlais’ operations and the “just-in-time” nature of the automotive supply chain, which relies on an inventory management system that aligns production schedules with orders for raw materials, and the increasing digital dependency and interconnected systems used in the automotive sector. This risk includes potential loss of confidentiality, integrity and availability of Dowlais’ information through malicious or accidental means, the risk of theft, fraud (including phishing) and ransomware attacks, and the inability to protect Dowlais’ technology or intellectual property as a result. Further, cyber attacks and other information security risks could lead to an inability to operate Dowlais’ business as usual due to the unavailability of IT or other systems, a loss of production resulting from unavailability of manufacturing and related systems including operational technology, an inability to meet customer and supplier contractual requirements related to information security, and resulting breach of contract claims by customers and suppliers. Any such failure of Dowlais’ IT networks or systems, loss of information or attack could have a material adverse effect on Dowlais’ ability to deliver on its strategy and its reputation, results of operations and financial condition.
Dowlais uses important intellectual property in its business. If Dowlais is unable to protect its intellectual property, or if a third party makes assertions against it or its customers relating to intellectual property rights, its business could be adversely affected.
Dowlais has an extensive intellectual property portfolio, but it may not be sufficient to prevent competitors from replicating Dowlais’ products, and Dowlais may face claims by third parties, including for actual or alleged infringement of their intellectual property rights. Third-party infringement claims, regardless of their outcome, would not only consume Dowlais’ financial resources, but also would divert the time and effort of Dowlais’ management and could result in Dowlais’ customers or potential customers deferring or limiting their purchase or use of the affected products until resolution of the litigation. Further, Dowlais may fail to identify and protect the technology that it develops or fail to prevent third-party use of its technology. Any inability to protect Dowlais’ intellectual property portfolio could have a material adverse effect on Dowlais’ business and competitive position. While Dowlais is continuing to develop new technology and apply for patents, if Dowlais is unable to develop or acquire new products and technology in the future, Dowlais’ ability to maintain market share, and, consequently, its revenues and operating results, may be negatively affected.
Dowlais’ businesses, GKN Automotive and GKN Powder Metallurgy, trade under GKN-related brands. Dowlais licenses trademarks for use of the GKN brand (the “GKN Trademarks”). As Dowlais does not own the GKN Trademarks, Dowlais is not the exclusive user of the GKN brand. As a result, Dowlais may be unable to prevent any damage to goodwill that may occur as a result of the activities of the owners or other licensed users of the GKN Trademarks. These events could disrupt the recognition of Dowlais’ products in the marketplace, damage any goodwill and otherwise have a material adverse effect on the results of operations, business and financial condition of Dowlais.
Dowlais’ faces substantial pension and other postretirement benefit obligations.
Dowlais operates a number of pension and postretirement benefit schemes for the benefit of employees and retirees in certain countries. This includes defined benefit pension arrangements in the UK, Germany and the United States. As is typical, the pension schemes in Germany are unfunded. Dowlais’ ability to satisfy the funding obligations associated with these obligations will depend upon the cash flow from its operations and the ability to access credit and capital markets. The funding requirements of these benefit plans, and the related expense reflected in Dowlais’ financial statements, are affected by several factors that are subject to an inherent degree of uncertainty and volatility, including governmental regulation. Key assumptions used to value these benefit obligations and the cost of providing such benefits, funding requirements and expense recognition include the discount rate, the expected long-term rate of return on pension assets for funded schemes, mortality rates and the health care cost trend rate. If the actual trends in these factors are less favorable than the assumptions presently used, this could have an adverse effect on Dowlais’ results of operations and financial condition.
Dowlais restructuring initiatives may not achieve their intended outcomes.
Dowlais has ongoing restructuring actions to reduce cost and realign certain areas of its business and may initiate further restructuring actions in future periods. There can be no assurance that such restructuring initiatives will successfully achieve the intended outcomes, or that the charges related to such initiatives will not have a material adverse effect on its results of operations and financial condition.
As part of Dowlais’ strategic initiatives, Dowlais actively assesses its product portfolio. As a result, it has divested certain operations and may pursue additional plans to divest certain operations in future periods. Dowlais results of operations or financial condition could be adversely affected if it initiates a divestiture and it is not completed in accordance with Dowlais’ expected timeline, or at all, or if it does not realize the expected benefits of the divestiture.
If Dowlais fails to comply with applicable laws and regulations, or fails to change its operations in line with any new legal or regulatory requirements, it could be subject to significant adverse regulatory actions.
Dowlais’ business is subject to extensive regulation and oversight by state, federal and international governmental authorities. Dowlais’ geographic breadth, scale and complexity present a risk that Dowlais may fail to fully comply with such laws and regulations. Any such failure to comply with applicable laws and regulations could result in legal actions, claims and prosecutions by regulators or third parties that are costly to defend, fines, penalties and liabilities, as well as the suspension or revocation of licenses or privileges or debarment from government or public sector contracts, any of which could have a material adverse effect on Dowlais’ results of operations and financial condition. Even where Dowlais’ conduct is lawful, any ethical misconduct (or the perception thereof) could cause harm, including adverse publicity and reputational damage.
Negative or unexpected tax consequences, or changes in tax laws, could adversely affect Dowlais’ global results of operations and financial condition.
Dowlais is required to pay tax and file tax returns in multiple jurisdictions and is subject to examinations of these tax returns by the relevant authorities. Any negative or unexpected outcomes of these examinations and audits, or any resulting litigation, could have an adverse effect on Dowlais’ results of operations and financial condition. Additionally, the introduction of new tax laws or regulations, or changes in existing tax laws and regulations, or the interpretation thereof, could affect Dowlais’ tax rate, results of operations and cash flows.
Exchange rate fluctuations could adversely affect Dowlais’ global results of operations and financial condition.
As a result of its international operations, Dowlais is exposed to foreign currency risks that arise from its normal business operations, including risk associated with transactions that are denominated in currencies other than its local functional currencies. Gains and losses resulting from the remeasurement of assets and liabilities in a currency other than the functional currency of the Dowlais subsidiaries are reported in current period income. In the future, non-functional currency denominated assets and liabilities could have an adverse impact on Dowlais’ results of operations and financial condition. While Dowlais uses foreign currency derivative contracts to help mitigate certain of these risks and reduce the effect of fluctuations in exchange rates, its efforts to manage these risks may not be successful. Dowlais is also subject to currency translation risk, as it is required to translate the financial statements of its non-UK subsidiaries to British Pound Sterling. Unfavorable changes in the exchange rate between Pound Sterling and the functional currencies of Dowlais subsidiaries and their non-functional currency denominated assets and liabilities could have an adverse effect on Dowlais’ results of operations and financial condition.
Dowlais’ ability to operate effectively could be impaired if it cannot attract and retain qualified personnel in key positions and functions or if there is increased union activity.
Dowlais’ strategy and performance depend on attracting and retaining the right people in the right roles and creating the right environment for them to succeed. Competition for talent and skills is intense and Dowlais may not be successful in attracting or retaining qualified personnel, particularly in leadership or technical roles, which could lead to reduced levels of operational performance, increased costs for hiring and retention, ineffective strategic decision-making and loss of competitive advantage, any of which could have a material adverse effect on Dowlais’ results of operations and financial condition. In addition, Dowlais is an industrialized manufacturing business with a resulting risk of accident and injury to employees and contractors. Dowlais’ employees work in environments where maintaining the highest standards of operational health and safety is critical, and Dowlais may face challenges in attracting or retaining qualified personnel and liabilities resulting from health and safety incidents, as well as legal actions, fines, criminal penalties, claims and prosecutions by regulators or third parties resulting from such incidents and adverse publicity and damage to Dowlais’ reputation.
Further, a significant portion of Dowlais’ hourly associates worldwide, as well as the workforces of Dowlais’ customers and suppliers, are, or may become, members of industrial trade unions employed under terms of collective bargaining agreements. There can be no assurance that future negotiations with labor unions will be resolved favorably or that Dowlais, its customers or its suppliers will not experience a work stoppage or disruption that could adversely impact Dowlais’ results of operations and financial condition. There can be no assurance that future negotiations, whether between Dowlais and the labor unions representing certain of Dowlais’ hourly associates or between Dowlais’ customers or suppliers and the labor unions representing certain of their hourly associates, will not result in additional labor cost increases or other terms and conditions that could adversely affect Dowlais’ results of operations and financial condition, its ability to compete for future business or its ability to attract and retain qualified associates.
Dowlais’ business could be adversely affected by the cyclical nature of the automotive industry.
Dowlais’ operations experience cyclical fluctuations because they are directly related to global automotive production, which is itself cyclical and dependent on overall economic conditions and factors such as credit availability, interest rates, fuel costs, consumer preference and confidence, and the accessibility of affordable financing for customers. An economic downturn or financial crisis, including prolonged recessionary periods, could result in a reduction of automotive production and sales by Dowlais’ customers and therefore adversely impact Dowlais’ business.
Dowlais’ business could be adversely impacted by an inability to meet the expectations of its stakeholders related to environmental, social and governance objectives.
Sustainability is a key focus for Dowlais’ investors, customers and other stakeholders. Expectations continue to rapidly evolve and become more onerous and costly. Failure to meet Dowlais’ stakeholders’ expectations on sustainability, environmental, social and governance-related matters and to comply with applicable laws and regulations, including new and expanding laws and regulations such as the Corporate Sustainability Reporting Directive, may expose Dowlais to reputational or financial risk or result in an inability to meet Dowlais’ customers’ expectations, which could impact Dowlais’ business, results of operations and financial condition. This includes risks associated with investor sentiment, including a potential limitation on the number and types of debt and equity investors who are willing or able to invest in Dowlais, evolving customer requirements, supply chain trends and social attitudes toward the environmental impact of products, and Dowlais’ ability to attract and retain talent who increasingly want to work for a socially responsible and sustainability-focused organization.

THE SPECIAL MEETING
We are furnishing this proxy statement to AAM Stockholders as part of the solicitation of proxies by the AAM Board for use at the Special Meeting of AAM Stockholders to be held virtually on July 15, 2025, at 8:00 a.m., Eastern Time, and at any adjournment, postponement or continuation thereof. This document is first being mailed to AAM Stockholders on or about June 10, 2025.
Date, Time and Place
The Special Meeting of AAM Stockholders will be held virtually on July 15, 2025, starting at 8:00 a.m., Eastern Time.
The Special Meeting will be a completely virtual meeting. You can attend the Special Meeting by visiting https://meetnow.global/MVZWHGV, where you will be able to listen to the meeting live and vote your shares online during the meeting. To participate in the Special Meeting, you will need the 15-digit control number on the enclosed proxy card. AAM encourages you to access the meeting prior to the start time to allow ample time for the check-in procedures.
Matters To Be Considered
The purpose of the Special Meeting is for AAM Stockholders to consider and vote on the following proposals:
Proposal No. 1 The Charter Amendment Proposal	To approve the proposed Charter Amendment to increase the number of authorized AAM Shares, from 150,000,000 AAM Shares to 375,000,000 AAM Shares.
Proposal No. 2 The Share Issuance Proposal	To approve the proposed issuance of the New AAM Shares, representing the stock consideration in the Combination, to Dowlais Shareholders in connection with the Combination. Pursuant to the Combination, Dowlais Shareholders will be entitled to receive, for each Dowlais Share held by such shareholder, 42 pence per share in cash and 0.0863 new AAM Shares, resulting in the issuance of approximately 117,000,000 New AAM Shares, following which Dowlais Shareholders will own approximately 49% of AAM’s fully diluted common stock, based on AAM’s and Dowlais’ fully diluted outstanding share capital as of May 28, 2025.
Proposal No. 3 The Adjournment Proposal	To adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Charter Amendment Proposal or the Share Issuance Proposal.
Record Date; Shares Outstanding and Entitled to Vote
The close of business on June 9, 2025, has been fixed as the Record Date for determining those AAM Stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement of the Special Meeting. As of May 27, 2025, there were 118,662,478 AAM Shares outstanding and entitled to vote, held by approximately 139 holders of record. Each AAM Share entitles its holder to one vote at the Special Meeting on all matters properly presented at the meeting.
Quorum
AAM Stockholders who hold shares representing a majority in voting power of the AAM Shares issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. Abstentions will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. Banks, brokers and other nominees that hold their customers’ shares in street name may not vote their customers’ shares on “non-routine” matters without instructions from their customers. Because all of the matters to be voted on at the Special Meeting are considered “non-routine” under the NYSE Rule 452, such organizations do not have discretion to vote on the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal with a broker non-vote. Accordingly, if you fail to provide your bank, broker or other nominee with any instructions regarding how to vote your shares with respect to the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal, your shares will not be counted as present for establishing a quorum at the Special Meeting and will not be voted on the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal. If you provide instructions to your bank, broker or other nominee which indicate how to vote your shares with respect to one Proposal but not with respect to any other Proposal, your shares will be considered present for establishing a quorum at the Special Meeting and will be considered voted with respect to any Proposal for which voting instructions have been given, and will be voted “FOR” with respect to any other Proposal.
Vote Required
Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the Special Meeting. Approval of the Share Issuance Proposal requires the affirmative vote of the holders of a majority in voting power of the AAM Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Share Issuance Proposal, provided that a quorum is present. Approval of the Adjournment Proposal, which is not a condition to the Combination, requires the affirmative vote of the holders of a majority in voting power of the AAM Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, provided that a quorum is present. An abstention is not treated as a vote cast against the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal.
The approval of the Charter Amendment Proposal and the Share Issuance Proposal is required for AAM to complete the Combination and implement the Share Issuance. If either the Charter Amendment Proposal or the Share Issuance Proposal is not approved, the Combination may not be completed.
For each Proposal, you may vote “FOR” or “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” each Proposal for which you vote to abstain. Shares not present at the Special Meeting will have no effect on the outcome of the vote on the Share Issuance Proposal or the Adjournment Proposal. Shares not present at the Special Meeting will have the same effect as voting “AGAINST” the Charter Amendment Proposal.
Recommendation of the AAM Board
Based on the reasons for the recommendations discussed below in the section entitled “Information About the Combination — Reasons for the Combination,” the AAM Board has determined that the Offer, the Combination and the other matters contemplated by the Offer Announcement and the Co-operation Agreement are advisable and in the best interests of AAM and AAM Stockholders and has unanimously authorized and approved the Charter Amendment and the Share Issuance in connection with the Offer and the Combination. The AAM Board therefore recommends that you vote “FOR” the Charter Amendment Proposal, “FOR” the Share Issuance Proposal and “FOR” the Adjournment Proposal.
AAM Share Ownership of Directors and Executive Officers
As of May 27, 2025, AAM directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 4,361,435 AAM Shares, representing approximately 3.7% of the AAM Shares outstanding as of such date. AAM currently expects AAM’s directors and executive officers to vote their AAM Shares in favor of the Charter Amendment Proposal, the Share Issuance Proposal and the Adjournment Proposal, but none of AAM’s directors or executive officers have entered into any agreement obligating them to do so.
How to Vote Your Shares
AAM Stockholders of record may submit a proxy by telephone, via the Internet or by mail, or they may vote by attending the virtual Special Meeting and voting in person.

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Online prior to the Special Meeting.   To vote online prior to the meeting, visit https://www.envisionreports.com/AXL-SPC. You will be asked to provide the control number from the enclosed proxy card.

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Online during the Special Meeting.   To vote at the Special Meeting, visit https://meetnow.global/MVZWHGV and follow the on-screen instructions. Please have your proxy card or the instructions that accompanied your proxy materials in hand when you visit the website.

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Telephone.   To vote by telephone, dial the toll-free telephone number located on the enclosed proxy card using a phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card.

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Mail.   To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the enclosed return envelope. If you return your signed proxy card to AAM before the Special Meeting, AAM will vote your shares as you direct.

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the AAM Stockholder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Special Meeting, you must request a legal proxy from the broker, bank or other nominee that holds your shares and present that proxy and proof of identification at the Special Meeting. Because all of the matters to be voted on at the Special Meeting are considered “non-routine” under the NYSE Rule 452, such organizations do not have discretion to vote on the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal with a broker non-vote. Accordingly, if you fail to provide your bank, broker or other nominee with any instructions regarding how to vote your shares with respect to the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal, your shares will not be counted as present for establishing a quorum at the Special Meeting and will not be voted on the Charter Amendment Proposal, the Share Issuance Proposal or the Adjournment Proposal. If you provide instructions to your bank, broker or other nominee which indicate how to vote your shares with respect to one Proposal but not with respect to any other Proposal, your shares will be considered present for establishing a quorum at the Special Meeting and will be considered voted with respect to any Proposal for which voting instructions have been given, and will be voted “FOR” with respect to any other Proposal.
If your shares are held in the name of a broker, bank or other nominee, you must register in advance to virtually attend the Special Meeting and any adjournment or postponement of the Special Meeting. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy, reflecting the number of AAM Shares you held as of the Record Date, along with your name and email address, to Computershare by mail at Computershare, Legal Proxy, P.O. Box 43001, Providence, Rhode Island 02940-3001. Please forward the email from your broker or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on July 9, 2025. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the Special Meeting, go to https://meetnow.global/MVZWHGV and enter your control number.
The internet and telephone voting options available to holders of record are designed to authenticate AAM Stockholders’ identities, allow AAM Stockholders to give their proxy voting instructions and confirm that these instructions have been properly recorded. Submitting a proxy will not affect your right to vote during the Special Meeting if you decide to attend the Special Meeting.
How to Change Your Vote
If you are the AAM Stockholder of record, you may revoke your proxy or change your vote prior to your shares being voted at the Special Meeting in one of the following ways:
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Online prior to the Special Meeting — you may change your vote using the online voting method described above;

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Online during the Special Meeting — you may change your vote by attending the virtual Special Meeting by visiting https://meetnow.global/MVZWHGV, entering the control number on the enclosed proxy card and following the instructions to vote;

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By phone — you may change your vote using the phone voting method described above; and

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By mail — you may revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date.

Your last vote is the vote that will be counted.
If you have instructed a broker, bank or other nominee to vote your shares, you must follow the directions received from your broker, bank or other nominee if you wish to change your vote.
Counting Your Vote
All properly executed proxies delivered and not properly revoked will be voted at the Special Meeting as specified in such proxies. If you provide specific voting instructions, your AAM Shares will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or via the Internet without giving specific voting instructions, your shares will be voted “FOR” the Charter Amendment Proposal, “FOR” the Share Issuance Proposal and “FOR” the Adjournment Proposal.
Proxies solicited may be voted only at the Special Meeting and any adjournment or postponement of the Special Meeting and will not be used for any other meeting.
Solicitation of Proxies
The total expense of this solicitation will be borne by AAM, including reimbursement paid to brokerage firms and others for their expenses in forwarding material regarding the Special Meeting to beneficial owners. Solicitation of proxies may be made personally, electronically or by telephone by officers and other selected employees of AAM, who will receive no additional compensation for their services. Sodali & Co, our proxy solicitor, will be paid a fee of up to $50,000, plus reimbursement of out-of-pocket expenses, for its proxy solicitation services.
Independent Registered Public Accounting Firm
Representatives of Deloitte & Touche LLP, the Company’s independent registered public accounting firm, are expected to be present at the Special Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from AAM Stockholders.
Adjournment and Postponement
Although it is not currently expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any signed proxies received by AAM in which no voting instructions are provided on such matter will be voted “FOR” the Adjournment Proposal. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow AAM Stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

INFORMATION ABOUT THE COMBINATION
The following summary describes certain material terms of, and documents and agreements related to, the Combination, including the Offer, the Offer Announcement, and the Co-operation Agreement. This summary is qualified in its entirety by reference to the annexes to this proxy statement, including the Offer Announcement and the Co-operation Agreement, which are attached as Annex I and Annex II to this proxy statement, respectively, and the other documents and agreements that are incorporated herein by reference. We urge you to read this entire proxy statement carefully and in their entirety, as this summary may not contain all of the information that is important to you regarding the Combination and related matters.
We urge you to read this entire proxy statement and the annexes to this proxy statement carefully and in their entirety, as this summary may not contain all of the information that is important to you regarding the Combination and related matters.
Overview of the Offer
Under the terms of the Offer, holders of Dowlais Shares will be entitled to receive, for each Dowlais Share held by such shareholder, 42 pence per share in cash and 0.0863 New AAM Shares. AAM intends to seek a secondary listing of the AAM Shares, including the New AAM Shares, on the LSE. A mix and match facility will also be made available to Dowlais Shareholders in order to enable them to elect, subject to off-setting elections, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. In addition to the consideration payable in connection with the Combination, Dowlais Shareholders will be entitled to receive the payment of the FY24 Final Dividend by Dowlais of up to 2.8 pence for each Dowlais Share to be paid (subject to the approval of the board of directors of Dowlais) in line with Dowlais’ ordinary course 2024 financial year dividend calendar without any reduction of the consideration payable under the terms of the Combination. The consideration payable to Dowlais Shareholders pursuant to the Combination is subject to certain Consideration Adjustments as described in more detail in the section of this proxy statement entitled “Information About the Combination — Consideration Adjustments.” AAM expects to issue approximately 117,000,000 New AAM Shares in connection with the Combination, and upon the closing of the Combination, AAM Stockholders and Dowlais Shareholders would be expected to own approximately 51% and 49%, respectively, of AAM. The New AAM Shares will be authorized for listing on the NYSE, subject to official notice of issuance.
In connection with the Combination, on January 29, 2025, AAM and Dowlais entered into a Co-operation Agreement that governs certain obligations of the parties with respect to the Offer and the Combination.
The Combination is expected to be effected by means of a court-sanctioned scheme of arrangement between Dowlais and Dowlais Shareholders under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by way of a takeover offer, subject to the terms of the Co-operation Agreement.
Based on AAM’s closing share price on the NYSE of $5.82 and the £/US$ exchange rate of 1.2434, in each case on January 28, 2025 (being the close of business on the last business day before the date of the Offer Announcement), the terms of the Combination (including the FY24 Final Dividend):
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valued each Dowlais Share at 85.2 pence per share;

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valued the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis;

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represented a premium of approximately 25% to the closing price per Dowlais Share on the LSE of 68 pence on January 28, 2025 (being the last business day before the date of the Offer Announcement);

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represented a premium of approximately 45% to the volume-weighted average price of 59 pence for each Dowlais Share for the three-month period ended on January 28, 2025 (being the last business day before the date of the Offer Announcement); and

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represented a premium of approximately 46% to the volume-weighted average price of 59 pence for each Dowlais Share for the six-month period ended on January 28, 2025 (being the last business day before the date of the Offer Announcement).

Based on AAM’s closing share price on the NYSE of $4.45, and the £/US$ exchange rate of $1.3471 per £1.00, on May 28, 2025, the terms of the Combination (including the FY24 Final Dividend):
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valued each Dowlais Share at 73.3 pence per share;

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valued the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.00 billion on a fully diluted basis; and

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represented a premium of approximately 10.47% to the closing price per Dowlais Share on the LSE of 66.35 pence on May 28, 2025.

The closing of the Combination is conditioned on the receipt of the Clearances. Additional conditions to the closing of the Combination are discussed further below in the section entitled “Information About the Combination— The Offer Announcement and the Scheme of Arrangement — Conditions to the Closing of the Combination.”
It is expected that a document setting out the particulars required by section 897 of the Companies Act will be made available to Dowlais Shareholders at around the same time as the mailing of this proxy statement, as described more fully in the Offer Announcement. We refer to this document as the “Scheme Document.”
Consideration Adjustments
The consideration payable to Dowlais Shareholders pursuant to the Combination is subject to adjustment if (i) Dowlais Shares held by the Melrose Employee Share Ownership Trust (as defined below) are repurchased by Dowlais for nil consideration and cancelled, (ii) the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share or (iii) Dowlais announces, declares, makes or pays any dividend or distribution (other than the FY24 Final Dividend), or there are any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme (as defined below) (clauses (i), (ii) and (iii), collectively, the “Consideration Adjustments”).
In connection with the April 2023 demerger of Dowlais from Melrose Industries PLC (“Melrose”), 27,865,471 Dowlais Shares (constituting 2.1% of the total issued ordinary shares of Dowlais as of January 28, 2025, the last business day before the date of the Offer Announcement), were placed in a trust (the “Melrose Employee Share Ownership Trust”) to satisfy the vesting of options over Dowlais Shares granted by Melrose to certain Melrose group employees and executive directors under the Melrose Automotive Share Plan (such options over Dowlais Shares, the “Melrose Options”). To ensure that the total value of the consideration payable in the Combination for the entire issued and to be issued share capital of Dowlais remains the same regardless of whether the Melrose Options vest or lapse, AAM has agreed that, to the extent that, prior to the consummation of the Combination, the Dowlais Shares held by the Melrose Employee Share Ownership Trust are repurchased by Dowlais for nil consideration and cancelled pursuant to certain agreements between the parties (such repurchased and cancelled Dowlais Shares, “Cancelled Shares”), AAM will increase the cash consideration and the number of New AAM Shares payable to Dowlais Shareholders pursuant to the Combination so as to re-allocate to Dowlais Shareholders (based on the fully diluted share capital of Dowlais at the time of such repurchase and cancellation) the cash consideration and New AAM Shares that such Cancelled Shares would have received upon consummation of the Combination (the increase in consideration payable pursuant to the Combination attributable to such re-allocation, the “Melrose Consideration Adjustment”). There can be no certainty that any such Melrose Consideration Adjustment will occur under the terms of the Combination.
AAM and Dowlais have agreed to certain arrangements with regard to the payment of dividends and other distributions and returns of capital prior to the Scheme of Arrangement becoming effective. AAM will not announce, declare, make or pay any dividend or other distribution or other return of capital. If, during the pendency of the Combination, AAM announces, declares, makes or pays any dividend or other distribution or other return of capital (an “AAM Excluded Dividend”), then Dowlais is entitled to elect by five business days’ written notice to AAM to declare and pay an equalizing dividend to Dowlais Shareholders so as to reflect the value attributable to all or part of such dividend, distribution or return of capital, at the spot exchange rate between U.S. Dollars and Pound Sterling as published by the Bank of England, without any consequential reduction to the Consideration (a “Dowlais Equalizing Dividend”).

Dowlais is permitted to make the following distributions: (i) the FY24 Final Dividend, provided that such dividend does not exceed an amount per Dowlais Share of more than 2.8 pence and (ii) any Dowlais Equalizing Dividend. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of the Offer Announcement and before the date on which the Combination becomes effective (other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the share buyback programme announced on March 21, 2024 by Dowlais on the LSE (the “Buyback Programme”)), AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. The Buyback Programme was terminated on January 29, 2025, following the Offer Announcement.
The Combined Group
Following the closing of the Combination, AAM will continue to be the ultimate parent of the AAM Group as well as the direct parent of Dowlais and the ultimate parent of the Dowlais Group. AAM will continue to be named “American Axle & Manufacturing Holdings, Inc.” Shares of the common stock of AAM, including the New AAM Shares, will be listed on the NYSE under the symbol “AXL.” In addition, AAM intends to seek a secondary listing of the AAM Shares, including the New AAM Shares, on the LSE.
The Combined Group will have its global headquarters in Detroit, Michigan, U.S. Consequently, it is anticipated that following completion of the Combination and a subsequent orderly handover of activities as part of the wider integration, Dowlais’ current headquarters office in London, U.K., would be closed at the appropriate time, subject to appropriate engagement with stakeholders, including any required information and consultation processes with affected employees. In addition, the Combined Group will continue to have business offices in each major region of the world.
The Combined Group will have an experienced and blended management and leadership team consisting of representatives of both AAM and Dowlais. David C. Dauch will serve as the Chairman of the Board and Chief Executive Officer of the Combined Group.
Information about AAM
AAM is a leading global tier 1 automotive and mobility supplier that designs, engineers and manufactures driveline and metal forming technologies to support electric, hybrid and internal combustion vehicles.
AAM has established a high-efficiency product portfolio that is designed to improve axle efficiency and fuel economy through innovative product design technologies. Its portfolio includes high-efficiency axles, aluminum axles and all-wheel-drive applications. AAM’s metal forming segment represents the largest automotive forging operation in the world, and provides engine, transmission, driveline and safety-critical components for light, commercial and industrial vehicles. Net sales for 2024 were approximately $6.125 billion.
AAM has its principal executive office in Detroit Michigan and operates over 75 facilities in 16 countries across North America, Europe, Asia, and South America. AAM has approximately 20,000 associates globally. AAM Shares are publicly traded on the New York Stock Exchange (NYSE:AXL). The address of AAM’s principal executive office is One Dauch Drive, Detroit, Michigan 48211, and its telephone number at that address is 313-758-2000.
Information about Dowlais
Dowlais is a specialist engineering group focused on the automotive sector. Dowlais develops and delivers precisely engineered solutions for the automotive industry through its two high-technology engineering businesses: GKN Automotive and GKN Powder Metallurgy.
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GKN Automotive: a global leader in the development and production of sideshafts, propshafts, AWD systems and advanced differentials and a trusted partner to automotive OEMs globally. Its products drive the wheels of light vehicles around the world, and it has been a pioneer in the development of eDrive systems, remaining at the forefront of electric vehicle powertrain technology.
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GKN Powder Metallurgy: a global leader in the production of sintered metal products for the automotive and industrial sectors and a leading manufacturer of atomized metal powders. Its world-class engineering expertise and sustainable technology enables the design and production of parts with complex geometries, higher densities and improved physical properties.

Dowlais is headquartered in the United Kingdom, and operates across the Americas, Europe and Asia with over 70 manufacturing facilities and seven global innovation centers. Dowlais employs over 29,000 employees globally, including its joint ventures. Dowlais Shares are publicly traded on the London Stock Exchange (LSE: DWL). The address of Dowlais’ principal executive office is 2nd Floor, Nova North, 11 Bressenden Place, London SW1E 5BY, and its telephone number at that address is +44 (0)204 551 3383.
Background of the Combination
The terms of the Offer Announcement and the Co-operation Agreement are the result of arm’s length negotiations between AAM and Dowlais. The following is a summary of key events leading up to the release of the Offer Announcement and the execution of the Co-operation Agreement and the key meetings, negotiations, discussions and actions between AAM and Dowlais and their respective advisors that preceded the release of the Offer Announcement and the execution of the Co-operation Agreement. This summary does not purport to catalogue every correspondence among members of AAM and Dowlais and their respective advisors.
As part of AAM’s ongoing consideration and evaluation of its long-term strategic goals and plans, the AAM Board and AAM’s management periodically explore strategic options that may be available to AAM, with the goal of identifying potential growth opportunities and ultimately, advancing AAM’s strategy and enhancing stockholder value. Consequently, AAM regularly reviews, often together with its financial and legal advisors, a broad range of opportunities, including potentially significant strategic investments, joint ventures and business combinations with various companies involved in the automotive industry (which have, at times, included review of potential strategic transactions involving Dowlais’ GKN Automotive and GKN Powder Metallurgy businesses). Members of AAM’s management team brief the AAM Board regarding these opportunities during regularly scheduled and special meetings of the AAM Board.
On February 8, 2024, as part of AAM’s regular review and evaluation of strategic alternatives, the AAM Board convened a meeting at which representatives of AAM’s management and representatives of J.P. Morgan, and Allen Overy Shearman Sterling US LLP (“A&O Shearman”), outside legal counsel to AAM, were present. At the meeting, representatives of J.P. Morgan provided an overview of the current industry dynamics and the strategic alternatives for AAM, where one such alternative included a potential strategic transaction involving Dowlais. Representatives of A&O Shearman then provided the AAM Board with an overview of the AAM Board’s fiduciary duties under Delaware law, including its fiduciary duties when considering to pursue any strategic alternatives. Representatives of A&O Shearman also provided the AAM Board with an overview of process considerations in connection with consideration of the strategic alternatives, including, in respect of certain strategic alternatives, the need for due diligence and antitrust and regulatory analysis. Following the meeting, AAM management and its advisors continued to evaluate strategic alternatives, including a potential strategic transaction involving Dowlais.
From May 1, 2024 through June 18, 2024, as a continuation of AAM’s review and evaluation of strategic alternatives, the AAM Board convened several meetings, at which representatives of AAM’s management and representatives of J.P. Morgan and A&O Shearman were present, at which, among other things, representatives of J.P. Morgan provided (i) overviews of then-current industry dynamics and the strategic alternatives for AAM, including a potential strategic transaction involving Dowlais, (ii) regular trading and outlook updates on Dowlais, (iii) overviews of key transaction considerations, including illustrative timelines and structures, (iv) preliminary financial matters relating to a potential strategic transaction involving Dowlais, including preliminary financial analyses, pro forma analyses and synergy estimates, each based primarily on publicly available information, and (v) overviews of potential responses from Dowlais to an outreach by AAM. At these meetings, representatives of A&O Shearman again provided the AAM Board with an overview of the AAM Board’s fiduciary duties under Delaware law, including its fiduciary duties when considering whether to pursue a potential strategic transaction involving Dowlais, and presented on certain matters of English law relating to any such potential strategic transaction, including certain obligations under the Takeover Code and key elements and requirements of a Takeover Code governed transaction. On the basis of such presentations from J.P. Morgan and A&O Shearman, the AAM Board instructed AAM management, working with its external advisors, to continue to assess the merits of a proposed strategic transaction involving Dowlais, including an assessment of potential synergies between the two companies, after the announcement by Dowlais of its half-year results.
On June 14, 2024, with the approval of the AAM Board, AAM engaged J.P. Morgan as its exclusive financial advisor to assist AAM in its evaluation and consideration of a potential strategic transaction involving Dowlais.
On August 22, 2024, the AAM Board convened a meeting at which representatives of AAM’s management and representatives of J.P. Morgan and A&O Shearman were present. At the meeting, representatives of J.P. Morgan presented to the AAM Board an update on Dowlais’ trading performance and half-year results. Representatives of A&O Shearman again provided the AAM Board with an overview of the AAM Board’s fiduciary duties under Delaware law, including its fiduciary duties when considering whether to pursue a potential strategic transaction involving Dowlais.
On September 3, 2024, the AAM Board convened a meeting at which representatives of AAM’s management and representatives of J.P. Morgan and A&O Shearman were present. At the meeting, representatives of J.P. Morgan presented to the AAM Board (i) an update on Dowlais’ trading performance, (ii) preliminary financial matters relating to a potential strategic transaction involving Dowlais, including updated preliminary financial analyses and pro forma analyses, each based primarily on publicly available information, (iii) the key terms of an illustrative proposal for a potential strategic transaction involving AAM and Dowlais, and (iv) an overview of key strategic considerations for AAM in considering whether to approach Dowlais regarding a potential strategic transaction involving AAM and Dowlais. Representatives of A&O Shearman again provided the AAM Board with an overview of the AAM Board’s fiduciary duties under Delaware law, including its fiduciary duties when considering whether to pursue a potential strategic transaction involving Dowlais, and presented on certain matters of English law relating to any such potential strategic transaction, including certain obligations under the Takeover Code and key elements and requirements of a Takeover Code governed transaction. On the basis of such presentations from J.P. Morgan and A&O Shearman, the AAM Board authorized and instructed AAM management, working with its external advisors, to make an outreach to Dowlais to gauge its interest in a potential strategic transaction involving AAM and Dowlais.
On September 9, 2024, David C. Dauch, Chairman of the Board and Chief Executive Officer of AAM, met with Simon Mackenzie Smith, Chair of Dowlais, in London, United Kingdom, during which Mr. Dauch expressed AAM’s interest in engaging in a strategic transaction with Dowlais and engaged in a discussion of the strategic rationale and benefits of such a transaction, including the potential synergies that could be achieved from such a transaction. No formal proposal was made during this discussion.
On September 17, 2024, a representative of J.P. Morgan contacted Mr. Mackenzie Smith to request a phone call for later that day. Mr. Mackenzie Smith responded indicating that he would be unable to speak with the representative of J.P. Morgan that day and that the representative of J.P. Morgan should instead speak with representatives of Rothschild & Co. (“Rothschild”), a financial advisor to Dowlais.
Later on September 17, 2024, a representative of J.P. Morgan had a telephone conference with a representative of Rothschild to discuss a potential strategic transaction involving AAM and Dowlais and to request an in-person meeting between Messrs. Mackenzie Smith and Dauch.
Later on September 17, 2024, a representative of J.P. Morgan had a telephone conference with Mr. Mackenzie Smith, to discuss the possibility of an in-person meeting between Messrs. Mackenzie Smith and Dauch. Mr. Mackenzie Smith indicated his willingness to meet with Mr. Dauch and suggested a meeting to be held later that week.
On September 20, 2024, Mr. Dauch met with Mr. Mackenzie Smith in London, United Kingdom. During the meeting, Mr. Dauch reiterated AAM’s interest in engaging in a strategic transaction with Dowlais and engaged in a discussion of the strategic rationale and benefits of such a transaction, including the potential synergies that could be achieved from such a transaction. Mr. Dauch indicated that the

AAM Board had authorized AAM management to submit a non-binding indicative proposal to acquire the entire issued and to-be-issued share capital of Dowlais, and a presentation therein ensued regarding the key terms of such non-binding indicative proposal, including a preliminary purchase price per Dowlais Share (including the expected relative equity ownerships of AAM Stockholders and Dowlais Shareholders in the Combined Group and the implications of the additional debt required by AAM to finance any such transaction), and a proposal for a blended management team for the Combined Group. Mr. Dauch then indicated that AAM would be submitting its non-binding indicative proposal in writing to Dowlais in the coming days, and Mr. Mackenzie Smith indicated that he would review such proposal with Dowlais’ external advisors and the Dowlais Board.
Following the September 20, 2024 meeting between Messrs. Dauch and Mackenzie Smith, on September 22, 2024, representatives of J.P. Morgan, on behalf of AAM, submitted to Mr. Mackenzie Smith a non-binding indicative proposal (the “September 22 Proposal”) to acquire the entire issued and to-be-issued share capital of Dowlais for 0.079 new AAM Shares and $0.52 dollars in cash per Dowlais Share. The September 22 Proposal valued each Dowlais Share at 75 pence per share, valued the entire issued and to-be-issued share capital of Dowlais at £1.03 billion (based on the closing trading price of AAM Shares prior to the submission of the September 22 Proposal), and assumed estimated annual cost synergies of approximately $200 million. The September 22 Proposal implied a premium of 29% to the closing trading price for Dowlais Shares on September 20, 2024 (being the last trading day prior to the submission of the September 22 Proposal) and a premium of 67% to the closing trading price for Dowlais Shares on September 20, 2024 when taking into account estimated synergies. The September 22 Proposal set forth the key terms for the proposed transaction, including that: (i) the proposed transaction would be implemented pursuant to a scheme of arrangement (although noting that AAM reserves the right to elect to proceed by way of a takeover offer), (ii) upon completion of the proposed transaction, Dowlais Shareholders would own approximately 47% of the Combined Group, (iii) Dowlais would be prohibited from paying any dividends prior to the consummation of the Combination, (iv) the Combined Group would benefit from the experience of a blended management team and board of directors, as to which the September 22 Proposal expressed an openness by AAM to discuss mutually agreeable representation of one to two existing Dowlais non-executive directors on the board of the Combined Group, and (v) AAM would be prepared to move quickly to complete confirmatory due diligence within six weeks and would be prepared to announce a transaction on the same timeline. The September 22 Proposal noted that any such potential transaction would be conditioned upon (i) AAM Stockholder approval, (ii) Dowlais Shareholder approval, (iii) receipt of all applicable antitrust, foreign direct investment and other regulatory clearances, and (iv) admission of the New AAM Shares to listing and trading. The September 22 Proposal indicated that the cash component of the consideration payable to Dowlais Shareholders would be funded by AAM through incremental debt facilities and would be fully cash confirmed on announcement of a firm offer, as required under Rule 2.7 of the Takeover Code. Included with the September 22 Proposal was a “highly confident” letter from J.P. Morgan, as lead arranger and lead book manager to AAM, regarding the availability of committed third-party financing.
On September 25, 2024, Mr. Mackenzie Smith sent Mr. Dauch a letter indicating that, after careful consideration and following consultation with its external advisors, the terms of the September 22 Proposal were inadequate and that the Dowlais Board unanimously rejected the September 22 Proposal on the basis that it fundamentally undervalued Dowlais and its prospects. Mr. Dauch promptly shared Mr. Mackenzie Smith’s September 25, 2024 letter with the AAM Board and AAM management.
On September 26 and 27, 2024, representatives of J.P. Morgan and representatives of Rothschild, on behalf of AAM and Dowlais, respectively, had telephone conversations during which they discussed (i) the Dowlais Board’s feedback on, and rejection of, the September 22 Proposal, including the Dowlais Board’s desire for meaningful increases in the cash and equity portions of the proposed per share purchase price, as well as additional information regarding assumed synergies, and (ii) potential pathways forward for the parties to reach an agreement on the terms of a strategic transaction involving AAM and Dowlais.
On October 3, 2024, a representative of J.P. Morgan had a telephone conference with Mr. Mackenzie Smith, during which they discussed certain aspects of the Dowlais Board’s feedback on the September 22 Proposal, including its desire for meaningful increases in the cash and equity portions of the proposed per share purchase price, as well as additional information regarding assumed synergies. The representative of J.P.

Morgan expressed a desire for an additional in-person meeting between Messrs. Mackenzie Smith and Dauch to discuss potential pathways forward for the parties to reach an agreement on the terms of a strategic transaction involving AAM and Dowlais.
On October 9, 2024, a representative of J.P. Morgan had a telephone conference with Mr. Mackenzie Smith, during which the representative of J.P. Morgan reiterated a desire for an additional in-person meeting between Messrs. Mackenzie Smith and Dauch to discuss potential pathways forward for the parties to reach an agreement on the terms of a strategic transaction involving AAM and Dowlais. Mr. Mackenzie Smith expressed a willingness to meet with Mr. Dauch and proposed a meeting to be held in London, United Kingdom, on October 14, 2024.
On October 14, 2024, Mr. Dauch met with Mr. Mackenzie Smith in London, United Kingdom. During the meeting, Mr. Dauch presented to Mr. Mackenzie Smith the terms of a revised, non-binding indicative proposal (the “October 14 Proposal”) to acquire the entire issued and to-be-issued share capital of Dowlais for $0.56 dollars in cash per Dowlais Share plus an amount of AAM Shares for each Dowlais Share such that, upon completion of the proposed transaction, Dowlais Shareholders would own approximately 47.5% of the Combined Group. The October 14 Proposal valued each Dowlais Share at 79 pence per share, (based on the closing trading price of AAM Shares prior to the submission of the October 14 Proposal). The October 14 Proposal represented a premium of 54% to the closing trading price for Dowlais Shares on October 11, 2024 (being the last trading day prior to the submission of the October 14 Proposal). In response to feedback from Dowlais and its advisors on the September 22 Proposal, the October 14 Proposal (i) increased the equity portion of the per share purchase price such that, upon completion of the proposed transaction, Dowlais Shareholders would own approximately 47.5% of the Combined Group, (ii) increased the cash portion of the purchase price by $0.04 dollars (an increase of approximately 7.7% from the cash portion of the purchase price provided in the September 22 Proposal), and (iii) assumed estimated annual cost synergies to approximately $225-$250 million. The October 14 Proposal provided that it would remain subject to the conditions and assumptions set forth in the September 22 Proposal.
On October 17, 2024, Mr. Mackenzie Smith sent Mr. Dauch a letter indicating that, after careful consideration and following consultation with its external advisors, the terms of the October 14 Proposal continued to be inadequate and that the Dowlais Board unanimously rejected the October 14 Proposal on the basis that it significantly undervalued Dowlais and its prospects. Mr. Dauch promptly shared Mr. Mackenzie Smith’s October 17, 2024 letter with the AAM Board and AAM management.
On October 17, 2024, representatives of J.P. Morgan, on behalf of AAM, and representatives of Rothschild and representatives of Barclays Bank PLC (“Barclays”), a financial advisor to Dowlais, on behalf of Dowlais, engaged in telephone conversations during which they discussed (i) the Dowlais Board’s feedback on, and rejection of, the October 14 Proposal, including the Dowlais Board’s desire for additional meaningful increases in the cash and equity portions of the proposed per share purchase price, as well as additional information regarding assumed synergies, and (ii) potential pathways forward for the parties to reach an agreement on the terms of a strategic transaction involving AAM and Dowlais.
On October 25, 2024, Mr. Dauch had a telephone conference with Mr. Mackenzie Smith. During the telephone conference, Mr. Dauch presented to Mr. Mackenzie Smith the terms of AAM’s revised non-binding indicative proposal (the “October 25 Proposal”) to acquire the entire issued and to-be-issued share capital of Dowlais for 0.0827 new AAM Shares and $0.56 dollars in cash per Dowlais Share. The October 25 Proposal valued each Dowlais Share at 79 pence per share and valued the entire issued and to-be-issued share capital of Dowlais at £1.08 billion (based on the closing trading price of AAM Shares prior to the submission of the October 25 Proposal). The October 25 Proposal represented a premium of 50% to the closing trading price for Dowlais Shares on October 25, 2024 and a premium of 91% to the closing trading price for Dowlais Shares on October 25, 2024 when taking into account value creation from estimated synergies. In response to feedback from Dowlais and its advisors on the September 22 Proposal and the October 14 Proposal, the October 25 Proposal (i) increased the equity portion of the per share purchase price such that, upon completion of the proposed transaction, Dowlais Shareholders would own approximately 48% of the Combined Group, and (ii) assumed estimated annual cost synergies to approximately $250 million. The October 25 Proposal provided that it would remain subject to the conditions and assumptions set forth in the September 22 Proposal.

Between October 25, 2024 and October 26, 2024, representatives of J.P. Morgan, on behalf of AAM, and representatives of Rothschild and representatives of Barclays, on behalf of Dowlais, engaged in a series of telephone conversations during which representatives of Rothschild and representatives of Barclays, on behalf of Dowlais, informed representatives of J.P. Morgan that the Dowlais Board had unanimously rejected the October 25 Proposal. Thereafter, representatives of J.P. Morgan discussed separately with representatives of Rothschild and representatives of Barclays (i) the Dowlais Board’s feedback on, and rejection of, the October 25 Proposal, including the Dowlais Board’s request for meaningful information and engagement from AAM on AAM’s assessment of estimated synergies before the Dowlais Board would be willing to consider any additional proposals, and (ii) potential pathways forward for the parties to reach an agreement on the terms of a strategic transaction involving AAM and Dowlais. Following their telephone conversations, representatives of J.P. Morgan, on October 27, 2024, communicated via email with representatives of Rothschild to reiterate AAM’s willingness to engage substantively with Dowlais on AAM management’s assessment of estimated synergies and to indicate that AAM would soon share with Dowlais additional information concerning its assessment of estimated synergies. To facilitate such engagement and sharing of information, representatives of J.P. Morgan relayed to representatives of Rothschild AAM’s expectation that the parties would enter into a customary mutual nondisclosure agreement.
On October 28, 2024, Dowlais delivered a draft mutual nondisclosure agreement (the “Confidentiality Agreement”) to AAM. Following this delivery, members from AAM and Dowlais, as well as A&O Shearman and Slaughter and May (“Slaughter and May”), outside legal counsel to Dowlais, negotiated the terms of the Confidentiality Agreement, which was executed on October 29, 2024, and which contained, among other things, customary nondisclosure and nonuse provisions applicable to both parties and a customary “standstill” provision applicable to AAM only for a period of 12 months after the date of the Confidentiality Agreement, in each case subject to customary carve-outs.
On October 29, 2024, representatives of J.P. Morgan, on behalf of AAM, submitted to Mr. Mackenzie Smith a letter (the “October 29 Letter”), which reiterated AAM’s willingness to engage substantively with Dowlais on, and provide additional information on, AAM management’s assessment of synergies resulting from a potential combination of AAM and Dowlais. Included as an appendix to the October 29 Letter was a detailed analysis of AAM management’s synergy assumptions and integration framework, which, among other things (i) outlined the anticipated integration teams and functions thereof, (ii) identified potential synergies to be found in selling, general, and administrative expenses and engineering, (iii) identified potential synergies to be found across purchasing, (iv) identified potential synergies to be found in manufacturing, and (v) outlined the methodology AAM used to identify and calculate such potential synergies. The October 29 Letter expressed AAM’s desire to arrange for a telephone conference between representatives of AAM management and representatives of Dowlais management to discuss AAM management’s assessment of synergies from a potential combination of AAM and Dowlais.
On October 30, 2024, representatives of J.P. Morgan communicated via email with representatives of Rothschild and representatives of Barclays to schedule a meeting between representatives of AAM management and representatives of Dowlais management to discuss AAM management’s assessment of synergies from a potential combination of AAM and Dowlais.
On November 4, 2024, representatives of AAM management and representatives of Dowlais management, with representatives of J.P. Morgan, representatives of Rothschild and representatives of Barclays in attendance, had a telephone conference to discuss AAM management’s assessment of synergies from a potential combination of AAM and Dowlais. At the meeting, representatives of Dowlais management shared with representatives of AAM management certain financial information relating to potential synergies from a potential combination of AAM and Dowlais. Following the meeting, Mr. Mackenzie Smith requested a follow-up meeting to be scheduled between Messrs. Dauch and Mackenzie Smith for November 13, 2024.
On November 6, 2024, the AAM Board convened a meeting at which representatives of AAM’s management and representatives of J.P. Morgan and A&O Shearman were present. At the meeting, representatives of AAM’s management provided an overview of the meeting held with representatives of Dowlais management on November 4, 2024 to discuss AAM management’s assessment of synergies from a potential combination of AAM and Dowlais. Representatives of J.P. Morgan presented to the AAM Board (i) a summary of the non-binding indicative proposals submitted to date by AAM to Dowlais (and the Dowlais Board’s responses to date thereto), and (ii) preliminary financial matters relating to a potential strategic transaction involving Dowlais, including updated preliminary financial analyses and pro forma analyses, each based primarily on publicly available information. Representatives of A&O Shearman again provided the AAM Board with an overview of the AAM Board’s fiduciary duties under Delaware law, including its fiduciary duties when considering whether to pursue a potential strategic transaction involving Dowlais, and presented on certain matters of English law relating to any such potential strategic transaction, including certain obligations under the Takeover Code and key elements and requirements of a Takeover Code governed transaction.
On November 13, 2024, Mr. Dauch had a telephone conference with Mr. Mackenzie Smith. During the meeting, Mr. Mackenzie Smith provided feedback on the October 25 Proposal, noting that the Dowlais Board was unwilling to proceed on the basis of the October 25 Proposal and that the Dowlais Board would expect an acceptable proposal to include, among other things, (i) an increase in the cash portion of the per share purchase price, denominated in pounds sterling, to 48 pence (which could be 45 pence plus the payment of a Dowlais fiscal year 2024 dividend of up to 3 pence per Dowlais Share), (ii) assumed estimated annual cost synergies of at least $300 million, (iii) an increase in the equity portion of the per share purchase price such that, upon completion of the proposed transaction, Dowlais Shareholders would own approximately 49% of the Combined Group, and (iv) a blended management team for the Combined Group. In response, Mr. Dauch indicated that while AAM was not in a position to increase the cash portion of the per share purchase price beyond 42 pence per Dowlais Share, the parties had made meaningful progress during their November 4, 2024 synergy meeting such that there could be a path forward for additional improvement in the assumed estimated annual cost synergies of the proposed transaction. After acknowledging the constructiveness of the meeting, Mr. Dauch indicated that AAM management, in consultation with its external advisors, would take the Dowlais Board’s feedback under advisement and would respond as soon as practicable.
Later on November 13, 2024, representatives of J.P. Morgan engaged in a series of separate telephone conferences with representatives of each of Rothschild and Barclays to discuss key open terms between the parties and potential pathways forward for the parties to reach an agreement on the terms of a strategic transaction involving AAM and Dowlais.
On November 20, 2024, representatives of J.P. Morgan, on behalf of AAM, submitted to Mr. Mackenzie Smith AAM’s revised non-binding indicative proposal (the “November 20 Proposal”) to acquire the entire issued and to-be-issued share capital of Dowlais for 0.0863 new AAM Shares and 42 pence in cash per Dowlais Share. The November 20 Proposal valued each Dowlais Share at 85.1 pence per share and valued the entire issued and to-be-issued share capital of Dowlais at £1.16 billion (based on the closing trading price of AAM Shares prior to the submission of the November 20 Proposal). The November 20 Proposal represented a premium of 55% to the closing trading price for Dowlais Shares on November 20, 2024 and a premium of 100% to the closing trading price for Dowlais Shares on November 20, 2024 when taking into account estimated synergies. In response to feedback from Dowlais and its advisors on the September 22 Proposal, the October 14 Proposal and the October 25 Proposal, the November 20 Proposal (i) increased the equity portion of the per share purchase price such that, upon completion of the proposed transaction, Dowlais Shareholders would own approximately 49% of the Combined Group, (ii) assumed estimated annual cost synergies of approximately $275-$300 million, and (iii) provided for a Dowlais fiscal year 2024 dividend of not more than 2.8 pence per ordinary Dowlais Share. The November 20 Proposal provided that it would remain subject to the conditions and assumptions set forth in the September 22 Proposal and the October 29 Letter.
On November 22, 2024, Mr. Mackenzie Smith informed Mr. Dauch that the Dowlais Board had determined that it was willing to proceed and commence customary due diligence (including confirmatory due diligence regarding estimated synergies) and the negotiation of transaction documents on the basis of the terms set forth in the November 20 Proposal.
On November 23, 2024, representatives of J.P. Morgan, on behalf of AAM, and representatives of Rothschild and representatives of Barclays, on behalf of Dowlais, held a telephone conference to discuss the proposed transaction timeline and process regarding the commencement of due diligence and the negotiation of transaction documentation, including with respect to the commencement of the parties’ antitrust and regulatory analysis and the negotiation of customary break fees to be payable by AAM in certain circumstances.
Later on November 23, 2024, representatives of A&O Shearman and Slaughter and May held a telephone conference to discuss process regarding the negotiation of transaction documentation, including with respect to the negotiation of customary break fees to be payable by AAM, a general overview of the circumstances in which, subject to negotiation, such break fees may be payable, and a proposal for a preliminary range, subject to negotiation, of the amounts of such break fees. Also on November 23, 2024, other representatives of A&O Shearman and other representatives of Slaughter and May held a separate telephone conference to discuss process regarding and status of the parties’ antitrust and regulatory analysis of the Combination.
Later on November 23, 2024, Slaughter and May circulated to A&O Shearman a draft joint defense agreement (the “Joint Defense Agreement”) to, among other things, ensure that the exchange or disclosure of certain materials between AAM and Dowlais in relation to ongoing antitrust and regulatory workstreams does not diminish the confidentiality of such materials and does not result in a waiver of any privilege, right or immunity that might otherwise be available to the AAM or Dowlais. In the days following this delivery, AAM, Dowlais and their respective external legal advisors negotiated the terms of the Joint Defense Agreement, which was executed by AAM, Dowlais and their respective external legal advisors on December 6, 2024.
On November 26, 2024, representatives of A&O Shearman communicated via email with representatives of Slaughter and May regarding the negotiation of customary break fees to be payable by AAM, a general overview of the circumstances in which, subject to negotiation, such break fees may be payable, and a revised proposal for a preliminary range, subject to negotiation, of the amounts of such break fees.
On November 28, 2024, Slaughter and May circulated to A&O Shearman a draft clean team agreement (the “Clean Team Agreement”) to, among other things, set out how confidential information that is competitively sensitive can be disclosed, used or shared between Dowlais’ “clean team” of internal and external advisors and AAM’s “clean team” of internal and external advisors. In the days following this delivery, members from AAM and Dowlais, as well as A&O Shearman and Slaughter and May, negotiated the terms of the Clean Team Agreement, which was executed on December 13, 2024.
On December 2, 2024, representatives of A&O Shearman and Slaughter and May held a telephone conference to further discuss process regarding the commencement of due diligence and the negotiation of transaction documentation, including with respect to the negotiation of customary break fees to be payable by AAM and the calculation of the amounts of such break fees. Representatives of A&O Shearman and Slaughter and May also discussed the importance of getting the parties’ respective advisors started on assessing the impact of the proposed transaction on Dowlais employee pensions.
On December 4, 2024, representatives of A&O Shearman and Slaughter and May held a telephone conference to further discuss the negotiation of customary break fees to be payable by AAM and the calculation of the amounts of such break fees.
On December 5, 2024, representatives of Slaughter and May and representatives of A&O Shearman held a telephone conference to discuss the potential impact of the proposed transaction on Dowlais employee pensions and the strategy for engaging with representatives of the trustees (the “Pension Trustees”) of Dowlais’ UK defined benefit pension schemes (the “Pension Schemes”).
On December 6, 2024, Dowlais provided AAM and its advisors with access to a virtual data room containing due diligence materials. AAM then commenced its due diligence of Dowlais, including financial, operational, legal, human resources and accounting due diligence on both corporate and operational levels. These due diligence investigations included numerous discussions among AAM and Dowlais their respective advisors, review of the information contained in the virtual data room as well as in-person meetings, including, among others, (i) a series of due diligence calls held in December 2024 among Dowlais, AAM and their respective legal and financial advisors, and (ii) in-person meetings among AAM and Dowlais their respective advisors held over a two-week period in January 2025 to validate and develop support for the estimated synergies attributable to the proposed transaction. The virtual data room was iteratively updated with additional due diligence information responsive to requests for additional information from AAM and its advisors. Furthermore, members of AAM management and representatives of J.P. Morgan and A&O Shearman also provided information about AAM to Dowlais, including providing Dowlais and its advisors with access to a virtual data room containing due diligence materials relating to AAM financial and business, legal, accounting, tax and employee matters. These due diligence investigations by Dowlais, AAM and their respective legal and financial advisors continued throughout the period leading up to the release of the Offer Announcement and the signing of the Co-operation Agreement.
On December 17 and 18, 2024, representatives of AAM management and representatives of Dowlais management held a series of in-person meetings to facilitate the exchange of certain non-public information concerning AAM, Dowlais and their respective businesses. At these meetings, representatives of Dowlais management gave representatives of AAM management presentations on Dowlais’ businesses and product lines, including certain financial information relating to Dowlais’ historical and expected operating performance.
On December 18, 2024, AAM, Dowlais and their respective advisors held an introductory teleconference with representatives of the Pension Trustees to discuss the impact of the proposed transaction on the Pension Schemes. From December 18, 2024, throughout the period leading up to the release of the Offer Announcement and the signing of the Co-operation Agreement, AAM, Dowlais and their respective advisors worked together with the Pension Trustees and their respective advisors to discuss and address the impact of the proposed transaction on the Pension Schemes and the provision of appropriate comfort to the Pension Trustees going forward.
On December 20, 2024, representatives of Slaughter and May sent representatives of A&O Shearman an initial draft of the Co-operation Agreement.
On January 2, 2025, representatives of Slaughter and May sent representatives of A&O Shearman an initial draft of a schedule to the Co-operation Agreement setting forth a proposal for certain Dowlais employee and remuneration matters in connection with the proposed transaction (the “Remuneration Schedule”), including with respect to, among other things, employee compensation and benefits, treatment of outstanding Dowlais equity awards, and employee retention.
On January 6, 2025, representatives of A&O Shearman sent representatives of Slaughter and May an initial draft of the Offer Announcement. From January 6, 2025, throughout the period leading up to the release of the Offer Announcement and the signing of the Co-operation Agreement, members of the management teams of each of AAM and Dowlais, as well as representatives of their respective legal, accounting and financial advisors, held multiple discussions for the purpose of discussing the various matters to be completed in order for AAM to announce definitive terms of a recommended offer to acquire the entire issued and to-be-issued share capital of Dowlais, including negotiation of governance matters and other transaction terms, analysis of the regulatory and antitrust clearances required for closing of the proposed transaction, this proxy statement and the Scheme Document, assessment of potential synergies expected to result from the proposed transaction, disclosure and financial reporting in connection with the proposed transaction, and transaction structuring and tax matters.
On January 12, 2025, representatives of A&O Shearman sent representatives of Slaughter and May a revised draft of the Co-operation Agreement.
On January 14, 2025, AAM and Dowlais entered into an amended and restated Confidentiality Agreement (the “Revised Confidentiality Agreement”) to provide for, among other things, (a) reciprocal customary non-solicit provisions from the date of the Revised Confidentiality Agreement until twelve (12) months following the earlier of (i) the cessation of discussions between AAM and Dowlais in relation to the Combination and (ii) the termination or lapse of the Scheme of Arrangement (or, if the Combination is implemented by way of a takeover offer, the takeover offer), and (b) a customary “standstill” provision applicable to AAM only for a period of 12 months after the date of the Revised Confidentiality Agreement, in each case subject to customary carve-outs.
On January 17, 2025, representatives of Slaughter and May sent representatives of A&O Shearman a revised draft of the Co-operation Agreement.

Later on January 17, 2025, representatives of A&O Shearman sent representatives of Slaughter and May an initial draft form of director irrevocable undertaking (the “Irrevocable Undertakings”) to be executed by Dowlais directors who hold Dowlais Shares and pursuant to which such Dowlais directors would undertake to vote in favor (or procure a vote in favor) of the Scheme of Arrangement at the Court Meeting and the resolutions to be proposed at the Dowlais General Meeting. For further discussion of the terms of the Irrevocable Undertakings, see the section of this proxy statement entitled “Information About the Combination — Irrevocable Undertakings”.
Later on January 17, 2025, representatives of A&O Shearman sent representatives of Slaughter and May a term sheet counter proposal in connection with the employee and remuneration matters set forth in the Remuneration Schedule. From January 17, 2025 through January 23, 2025, representatives of A&O Shearman and AAM and representatives of Slaughter and May and Dowlais held several telephone conferences regarding, and continued to develop, the Remuneration Schedule and corresponding term sheet proposals. These discussions covered various aspects of the treatment of Dowlais employees and remuneration following the Combination, including, among other things: (i) the maintenance of employee compensation and benefits, (ii) treatment of outstanding share awards and cash long-term incentive awards, (iii) employee retention, (iv) Dowlais annual bonuses, (v) severance criteria, and (vi) treatment of non-executive directors.
On January 18, 2025, Messrs. Dauch and Mackenzie Smith held a telephone conference to discuss process for continued engagement with the Pension Trustees and the importance of getting the parties’ respective legal advisors together to address open remuneration points in the transaction documents.
On January 22, 2025, Messrs. Mackenzie Smith and Dauch held a telephone conference to discuss open negotiation points in the transaction documents, including open points with respect to the Remuneration Schedule.
On January 23, 2025, AAM convened a special meeting of the AAM Board, at which representatives of AAM’s management and representatives of J.P. Morgan, A&O Shearman, and McKinsey & Company Inc. were present. Prior to the meeting, representatives of A&O Shearman provided the AAM Board with substantially final versions of the Offer Announcement and the Co-operation Agreement, and representatives of J.P. Morgan provided the AAM Board with updated relationship disclosure information regarding its material investment banking relationships with Dowlais during the period January 1, 2023 to December 31, 2024. At the meeting, members of AAM management (i) updated the AAM Board on the status of discussions with Dowlais, including an overview of the progress made at the synergy meetings between representatives of AAM and representatives of Dowlais that were held in London earlier that month, (ii) presented to the AAM Board an overview of AAM’s analysis of the estimated synergies that could be achieved from a potential combination of AAM and Dowlais, and (iii) an overview of the scope of, and material findings from, due diligence undertaken thus far by AAM and its advisors, as well as key open due diligence items. AAM management then presented and reviewed with the AAM Board the AAM Financial Projections and the AAM-Dowlais Financial Projections (each as defined and more fully described below in the section entitled “Information About the Combination — Certain Unaudited Prospective Financial Information”). Following discussion, the AAM Board approved the AAM Financial Projections and the AAM-Dowlais Financial Projections for use in connection with the potential transaction, including for distribution to J.P. Morgan for its use and reliance in connection with its financial analyses and fairness opinion. Representatives of J.P. Morgan then provided the AAM Board with an update on AAM’s and Dowlais’ trading performance, an overview of the strategic rationale for the proposed transaction, and preliminary financial analysis with respect to proposed transaction, including the pro forma financial profile of the Combined Group (including with respect to, among other things, expected margin, cash flow, balance sheet and earnings accretion) and illustrative deal terms for the proposed transaction, highlighting the consideration to be paid to Dowlais Shareholders and the implied premiums for Dowlais Shares. Thereafter, representatives of A&O Shearman (i) again reviewed with the AAM Board the AAM Board’s fiduciary duties under Delaware law, including its fiduciary duties when considering whether to pursue a potential strategic transaction involving Dowlais, (ii) provided an overview of the antitrust and regulatory analysis that had been conducted by A&O Shearman regarding the proposed transaction, as well the preliminary conclusions of such analysis (including an overview of the jurisdictions where filings are expected to be made in connection with the proposed transaction) and the anticipated timeline and proposed strategy for obtaining regulatory approvals, and (iii) reviewed with the AAM Board the principal terms of, and the principal open negotiation points in, the Offer Announcement and the Co-operation Agreement, each of which had been provided to the AAM Board in advance of the meeting, including with respect to (1) the scope of AAM’s obligations in connection with obtaining regulatory approvals (including terms around the Long Stop Date and control of the strategy for obtaining regulatory approvals), (2) the break fee payments payable in certain circumstances by AAM (including upon failure to obtain approval of AAM Stockholders, failure to obtain necessary regulatory approvals to permit the consummation of the Combination or an AAM Board Recommendation Change), and (3) the treatment of Dowlais equity awards and the parameters of a customary retention bonus pool. Following these presentations and further discussion among the participants at the meeting, the AAM Board authorized AAM management to complete the negotiation of the transaction documents, subject to final approval of the terms and conditions by the AAM Board.
Later on January 23, 2025, representatives of Slaughter and May sent representatives of A&O Shearman an initial draft of a proposed memorandum of understanding (the “Pensions Agreement”) to be entered into among AAM, Dowlais and the Pension Trustees to address the impact of the proposed transaction on the Pension Schemes, and pursuant to which proposed Pensions Agreement AAM would agree to, following and subject to the closing of the Combination, (i) consult with the Pension Trustees before changing the key terms of the material intercompany balances of the main entities supporting the Pension Schemes’ employer covenant and before effecting any intra-group reorganization that would move material subsidiaries supporting the Schemes’ employer covenant to another part of the Combined Group; (ii) share information with the Pension Trustees at agreed regular intervals regarding the Combined Group’s financial performance and business prospects, progress on delivering synergies and material corporate events; and (iii) support the objective of the Pension Schemes of achieving full funding on a low dependency funding basis by the “relevant date” in accordance with pensions legislation and will consider in good faith potential courses of action to achieve that objective as part of the next actuarial valuation.
From January 23, 2025 through January 27, 2025, representatives of A&O Shearman and Slaughter and May continued to exchange drafts of the Co-operation Agreement (including the Remuneration Schedule) and the Offer Announcement and engaged in negotiations and discussions regarding the terms and conditions of the Co-operation Agreement and the statements in the Offer Announcement, including with respect to: (i) the scope of AAM’s obligations in connection with obtaining regulatory and other third party approvals (including divestiture obligations of AAM), (ii) the treatment of potential United States federal income tax consequences that may apply upon the receipt of New AAM Shares by Dowlais Shareholders, (iii) the descriptions of the background to and reasons for the Combination, (iv) the interim operating covenants applicable to AAM, (v) the treatment of Dowlais equity awards, (vi) the composition of the board of directors and leadership of the Combined Group, (vii) the circumstances under which each party can pay dividends prior to the consummation of the Combination, (viii) employee and pension matters, (ix) the Long Stop Date, and (x) the break fee payments payable in certain circumstances by AAM, including upon failure to obtain approval of AAM Stockholders, failure to obtain necessary regulatory approvals to permit the consummation of the Combination or upon an AAM Board Recommendation Change. For further discussion of the terms of the transaction documents and the resolution of the above matters, see the section of this proxy statement entitled “Information About the Combination — The Offer Announcement and the Scheme of Arrangement” and “Information About the Combination — The Co-operation Agreement”. In addition, representatives of A&O Shearman and Slaughter and May continued to negotiate the terms of the Irrevocable Undertakings to be entered into by Dowlais directors who hold Dowlais Shares, and representatives of A&O Shearman, Slaughter and May and the Pension Trustees continued to negotiate the terms of the Pensions Agreement. For further discussion of the terms of the Irrevocable Undertakings, see the section of this proxy statement entitled “Information About the Combination — Irrevocable Undertakings”.
On January 27, 2025, AAM convened a telephonic special meeting of the AAM Board, at which representatives of AAM’s management and representatives of J.P. Morgan and A&O Shearman were present, to review and discuss the final terms of the Offer Announcement and the Co-operation Agreement and to consider and vote upon the proposed transaction. At the meeting, members of AAM management updated the AAM Board on the synergies analysis, including the status of the external verification work and report regarding the estimated synergies. AAM management then updated the AAM Board regarding the completion of remaining open due diligence items. Representatives of J.P. Morgan then presented its financial analysis with respect to proposed transaction and confirmed to the AAM Board that there had been no material changes to such analyses from the presentation made by J.P. Morgan during the January 23, 2025 meeting of the AAM Board. After presenting illustrative deal terms for the proposed transaction, highlighting the consideration to be paid to Dowlais Shareholders and the implied premiums for Dowlais Shares, representatives of J.P. Morgan rendered its oral opinion (which was subsequently confirmed by delivery of a written opinion dated January 27, 2025) to the AAM Board that, as of the date of the opinion and based upon and subject to the factors and assumptions set forth in its opinion, the consideration to be paid by AAM in the proposed Combination was fair, from a financial point of view, to AAM (as more fully described below in the section entitled “Information About the Combination — Opinion of J.P. Morgan”). Thereafter, representatives of A&O Shearman (i) again reviewed with the AAM Board the AAM Board’s fiduciary duties under Delaware law, including its fiduciary duties when considering whether to pursue a potential strategic transaction involving Dowlais, (ii) discussed the resolution of the material open points from the draft Offer Announcement and Co-operation Agreement that were previously reviewed with the AAM Board at its January 23, 2025 meeting, and (iii) reported to the AAM Board that the Offer Announcement, Co-operation Agreement and Pensions Agreement were each in agreed form subject only to immaterial and customary changes necessary to finalize the documents.
Following these presentations and discussions, and after careful consideration of the information presented by AAM management and AAM’s legal and financial advisors at the January 27, 2025 meeting as well as at prior meetings of, and updates provided to, the AAM Board, the AAM Board unanimously (i) determined that the Offer Announcement, the Co-operation Agreement, the Combination and the transactions contemplated thereby, on the terms presented to the AAM Board, are advisable, fair to and in the best interests of AAM and the AAM Stockholders, (ii) authorized and approved the Offer Announcement, the Co-operation Agreement, the Combination and the transactions contemplated thereby (including the Charter Amendment and the Share Issuance), on the terms presented to the AAM Board, (iii) directed that the approval of the Charter Amendment and the Share Issuance be submitted to a vote of AAM Stockholders, and (iv) resolved, subject to the exceptions set forth in the Co-operation Agreement, to recommend that AAM Stockholders vote to approve the Charter Amendment and the Share Issuance. For further information concerning the factors considered by the AAM Board in reaching its unanimous determination, see the sections of this proxy statement entitled “Information About the Combination — Reasons for the Combination”.
Later on January 27, 2025, Mr. Dauch contacted Mr. Mackenzie Smith to inform him of the results of the special meeting of the AAM Board.
Throughout the day on January 28, 2025 and into the morning of January 29, 2025, AAM, Dowlais and their respective advisors finalized the terms of the Offer Announcement and finalized and entered into the Co-operation Agreement. Also on the morning of January 29, 2025, AAM, Dowlais and the Pension Trustees entered into the Pensions Agreement. The Pensions Agreement contains confirmations from the Pension Trustees that, based on the information provided by AAM, the Pension Trustees consider that the Combination would not have a materially detrimental effect on the Pension Schemes.
Before the opening of trading on the NYSE on January 29, 2025, AAM issued a press release announcing entry by AAM and Dowlais into the Co-operation Agreement and that AAM intended to make a recommended offer to acquire the entire issued and to-be-issued share capital of Dowlais pursuant to Rule 2.7 of the Takeover Code.
Later in the day on January 29, 2025, AAM filed a Current Report on Form 8-K with the SEC summarizing the terms of the Offer Announcement and the Co-operation Agreement and attached as exhibits to the Current Report on Form 8-K copies of the Offer Announcement, the Co-operation Agreement, AAM’s press release relating to the Combination, and an investor presentation relating to the Combination.
Reasons for the Combination
At a meeting held on January 27, 2025, and after careful consideration of the information presented by AAM management and AAM’s legal and financial advisors at the January 27, 2025 meeting as well as at prior meetings of, and updates provided to, the AAM Board, the AAM Board unanimously (i) determined that the Offer Announcement, the Co-operation Agreement, the Combination and the transactions contemplated thereby, on the terms presented to the AAM Board, are advisable, fair to and in the best interests of AAM and the AAM Stockholders, (ii) authorized and approved the Offer Announcement, the Co-operation Agreement, the Combination and the transactions contemplated thereby (including the Charter Amendment and the Share Issuance), on the terms presented to the AAM Board, (iii) directed that the approval of the Charter Amendment and the Share Issuance be submitted to a vote of AAM Stockholders, and (iv) resolved, subject to the exceptions set forth in the Co-operation Agreement, to recommend that AAM Stockholders vote “FOR” the Charter Amendment Proposal and “FOR” the Share Issuance Proposal.
In reaching its decision to approve the Offer, the Combination and the other transactions contemplated thereby, and to recommend that AAM Stockholders vote “FOR” the Charter Amendment Proposal and “FOR” the Share Issuance Proposal, the AAM Board consulted with AAM’s senior management, A&O Shearman, and J.P. Morgan, and considered a number of factors that it believed supported its determination, including the following material factors (not necessarily in order of importance):
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Leading global driveline and metal-forming supplier with significant size and scale.   The Combined Group would benefit from greater scale and diversification, which brings numerous benefits including: financial and operational resilience, enabling the business to adapt to demand fluctuations and macroeconomic events; strengthened relationships with customers and other industry stakeholders; a competitive cost base driven by economies of scale; pooled resources for research and development and investment, including electric vehicle transition and new technologies; and increased agility and flexibility in a dynamic, fast-moving industry.

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Comprehensive powertrain-agnostic product portfolio with leading technology.   The Combination would create an industry-leading portfolio of products across a broad range of automotive segments, supporting internal combustion engine, hybrid and electric powertrains. The metal forming and powder metallurgy product groups would provide both vertical integration capabilities and further diversification beyond the auto industry. The Combined Group would benefit from enhanced scale to fund investments in future innovation in its powertrain-agnostic product portfolio.

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Diversified customer base with expanded and balanced geographic presence.   The Combined Group would be a truly global supplier, serving a wide range of vehicles with a well-diversified and complementary customer base. Additionally, the Combined Group would benefit from a more balanced regional presence. AAM’s position in pickup trucks and SUVs and Dowlais’ position across multiple other vehicle segments globally would create an attractive business portfolio. The combined businesses would also have strong foundations to serve the large and growing Chinese vehicle market, in particular with emerging domestic Chinese OEMs that are positioned for global growth. As a result, the Combined Group would be well-positioned to support and profitably participate in the transition to alternate propulsion technologies in all regions.

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Compelling industrial logic with approximately $300 million of synergies.   The complementary nature of AAM’s and Dowlais’ businesses would enable the creation of significant, annual run rate cost synergies of approximately $300 million, expected to be substantially achieved by the end of the third year after consummation of the Combination. This synergies estimate was the result of a robust synergy identification and scoping process, which included appointment of global consulting firms by both AAM and Dowlais to assist in reviewing synergy opportunities, detailed diligence sessions with respect to synergies that were conducted by AAM and Dowlais management teams, and reports by Deloitte LLP (“Deloitte”) and J.P. Morgan in compliance with Rule 28 of the Takeover Code (see Annex V of this proxy statement, which sets out the details and bases of belief of the anticipated quantified financial benefits of the Combination). The AAM management team has a proven acquisition track record, having successfully integrated and delivered significant cost synergy value through the acquisitions of Metaldyne Performance Group and Tekfor Group. Additionally, the Dowlais management team has demonstrated a proven track record of restructuring resulting in operational improvements.

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High margins, with strong earnings accretion, cash flow and balance sheet.   The Combined Group’s enhanced customer, geographic, and product diversification would support a best-in-class financial profile with clear opportunities for improved profitability. The Combination would result in an attractive financial profile within the automotive supplier landscape, with revenue of approximately

$12 billion and Adjusted EBITDA margins of approximately 14% (inclusive of run rate synergies). AAM’s capital allocation policy would prioritize debt repayment while supporting organic growth until net leverage is below 2.5 times, at which point AAM would move to a more balanced capital allocation policy. The Combined Group would expect to have high earnings accretion in the first full year following the consummation of the Combination.
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Knowledge of Dowlais.   The AAM Board’s and AAM management’s knowledge of AAM’s business, operations, financial condition, and prospects, and its and their understanding of Dowlais’ business, operations, financial condition, and prospects.

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Current Business Environment.   The current and prospective business environment in which AAM and Dowlais operate, including international, national and local economic conditions and the competitive and regulatory environment, and the likely effect of these factors on AAM and the Combined Group.

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Exchange Ratio.   The fact that the exchange ratio for New AAM Shares in the Combination is fixed and will not adjust for any decrease in the trading price of AAM Shares prior to the consummation of the Combination.

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Financing Ability.   The belief of the AAM Board, after its review and discussion of various factors, including the terms of the proposed financing for the Combination (including fees and interest), and following consultation with its advisors, that it was likely that AAM would be able to obtain the necessary financing to pay the aggregate cash portion of the Offer consideration and that the Combined Group would be able to repay, service or refinance any indebtedness incurred in connection with the Combination and, to the extent such indebtedness remains outstanding, to comply with the financial covenants applicable to such indebtedness.

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Superior to Potential Alternatives.   A review of the potential alternatives to the Combination, including growing organically, or pursuing alternative acquisitions and strategic transactions; the perceived value to AAM Stockholders of such alternatives, including the timing and likelihood of accomplishing and creating value through such alternatives; and the assessment of the AAM Board that none of these alternatives was reasonably likely to result in greater value for AAM Stockholders than the Combination.

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Opinion of J.P. Morgan.   The oral opinion of J.P. Morgan (which was subsequently confirmed by delivery of a written opinion dated January 27, 2025) to the AAM Board that, as of the date of the opinion and based upon and subject to the factors and assumptions set forth in its opinion, the consideration to be paid by AAM in the proposed Combination was fair, from a financial point of view, to AAM (as more fully described below in the section entitled “Information About the Combination — Opinion of J.P. Morgan”).

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Recommendation by AAM Management.   The recommendation of AAM’s management in favor of the Offer Announcement, the Co-operation Agreement, the Combination and the transactions contemplated thereby.

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Due Diligence by AAM Management.   The scope of the due diligence investigations of Dowlais conducted by AAM management and its outside advisors, and the results of those investigations.

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AAM Recommendation Withdrawal.   AAM management’s ability, under certain circumstances, subject to the limitations imposed by the Co-operation Agreement, to withhold, withdraw, qualify or modify its recommendation that AAM Stockholders approve the Charter Amendment Proposal and the Share Issuance Proposal.

Co-operation Agreement Terms.
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The Co-operation Agreement is the result of arm’s-length negotiations and includes terms and conditions that are reasonable in the judgment of the AAM Board.

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The review of the AAM Board, together with its independent legal advisor, A&O Shearman, of the material terms of the Offer Announcement and the Co-operation Agreement, including (i) the AAM Board’s ability, under certain circumstances, and subject to the payment of a break fee to Dowlais, to withhold, withdraw, qualify or modify its recommendation that AAM Stockholders approve the Charter Amendment Proposal and the Share Issuance Proposal in connection with the Combination, (ii) AAM’s ability, under certain circumstances and subject to certain conditions, to enter into or participate in discussions or negotiations regarding, or furnish information with respect to, or otherwise co-operate in any way that could otherwise be reasonably expected to lead to, an AAM Alternative Proposal, as more fully described below under the heading “Information About the Combination — Non-Solicitation Applicable to AAM,” as well as (iii) AAM’s ability, subject to the consent of the Panel, the terms of the Co-operation Agreement, and certain conditions having occurred, to elect to implement the Combination by way of a takeover offer, as more fully described below under the heading “Information About the Combination — Right to Switch to a Takeover Offer.”
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Likelihood of Consummation.   The likelihood that the Combination would be consummated, including after consideration of the risks related to certain conditions and requirements that may be imposed by regulators to obtain approvals.

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AAM Stockholders’ Choice.   The condition to the Combination that the Charter Amendment and the Share Issuance must be approved by the requisite approval of AAM Stockholders at the Special Meeting, such that AAM Stockholders will have the right to approve or disapprove the Charter Amendment and the Share Issuance.

The AAM Board also considered a number of potential conflicts, risks and uncertainties of the Combination in connection with its deliberation, including, without limitation, the following (not necessarily in order of importance):
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Diversion of Management Attention.   The potential risk of diverting management attention and resources from the operation of AAM’s business and towards the consummation of the Combination and post-consummation integration efforts.

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Possible Failure to Achieve Synergies.   The potential risks associated with achieving anticipated cost synergies and savings, including the Estimated Synergies, and that such synergies and savings, including such Estimated Synergies, might not be achieved at all, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated, and successfully integrating Dowlais’ business, operations and workforce with those of AAM.

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Possible Failure to Meet Expectations.   The risk that Dowlais’ financial performance may not meet AAM’s expectations.

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Employee Attrition and Business Relations.   The risk that efforts to consummate the Combination could potentially result in employee attrition, adverse effects on business and customer relationships, or negative publicity.

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Fixed Exchange Ratio.   With the stock portion of the consideration of the Combination based on a fixed exchange ratio, the risk that the value of the stock portion of the consideration to be paid to Dowlais Shareholders would increase during the pendency of the Combination.

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Dilution.   The dilution of the ownership interests of AAM Stockholders in AAM that will result from the Share Issuance, and the fact that AAM Stockholders will have a reduced ownership and voting interest in AAM after the Combination and will exercise less influence over the board of directors, management and policies of AAM.

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Closing Certainty.   While AAM expects that the Combination will be consummated, there can be no assurance that all of the conditions to the obligations of Dowlais and AAM to complete the Combination, as set forth in the Offer Announcement and Co-operation Agreement, will be satisfied, including the risk that the requisite Clearances, the requisite approval of Dowlais Shareholders or the requisite approval of AAM Stockholders of the Charter Amendment Proposal and the Share Issuance Proposal might not be obtained, or that the Scheme of Arrangement might not be made effective by the Long Stop Date and, as a result, the Combination may not be completed in a timely manner or at all.

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Restrictions on Conduct of Business.   The fact that the Co-operation Agreement contains certain customary restrictions on the ability of AAM to conduct its business in the period between the Offer

Announcement and the consummation of the Combination, in that Dowlais’ consent is required in respect matters commonly subject to pre-consummation restrictions, as further described in the section of this proxy statement entitled “Information About the Combination — The Co-operation Agreement — Conduct of Business.”
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Impact of Offer Announcement.   Failure to consummate the Combination could cause AAM to incur significant expenses or lead to negative perception among investors.

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Dowlais Recommendation Withdrawal.   The fact that the Takeover Code limits the contractual commitments that could be obtained from Dowlais to take (or not take) actions in furtherance of the Combination, and that the Dowlais Board may, if its fiduciary and other directors’ duties so require, withdraw its recommendation of the Combination at any time prior to the consummation of the Combination.

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Termination of the Co-operation Agreement.   The right of Dowlais to terminate the Co-operation Agreement in certain circumstances, as further described in the section of this proxy statement entitled “Information About the Combination — The Co-operation Agreement — Termination of the Co-operation Agreement.”

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AAM Break Fee Payments.   The fact that, upon the occurrence of certain events, AAM may be required to pay Dowlais certain break fee payments of up to $50 million under the Co-operation Agreement, as further described in the section titled “Information About the Combination — The Co-operation Agreement — Break Fee Payment Events.”

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No Dowlais Break Fee Payment.   The fact that the Takeover Code does not permit Dowlais to pay any break payment to AAM if the Dowlais Board withdraws its recommendation of the Combination, nor can Dowlais be subject to any restrictions on soliciting or negotiating other offers or transactions involving Dowlais other than the restrictions that arise under the Takeover Code against Dowlais taking actions or entering into agreements that might frustrate AAM’s offer for Dowlais.

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Potential Litigation.   The outcome of any legal proceedings, to the extent initiated against AAM, Dowlais or others relating to the Combination.

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Consent of Panel Required to Invoke Failure of Conditions.   The fact that the Takeover Code provides that certain conditions to the Combination may be invoked only where the circumstances underlying the failure of the condition are of material significance to AAM in the context of the Combination, and therefore the consent of the Panel is required in order to exercise AAM’s right to invoke the failure of certain conditions to the Combination, and there is no assurance the Panel would so consent.

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Restructuring and Integration Costs.   The significant restructuring and integration costs that may be incurred in connection with the Combination, as further described in the section of this proxy statement entitled “Certain Unaudited Prospective Financial Information — Certain Estimated Synergies.”

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Increased Indebtedness.   The fact that AAM will incur substantial indebtedness in connection with financing the Combination that will, at least in the short term, among other things, reduce funds available for potential acquisitions and general corporate purposes and potentially increase the cost of capital.

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Other Risks.   The risks of the type and nature described above in the section of this proxy statement entitled “Risk Factors.”

The foregoing discussion of the information and factors considered by the AAM Board is not intended to be exhaustive but includes material factors considered by the AAM Board. In light of the number and wide variety of factors considered in reaching its decision to approve the Combination, the Offer and the other transactions contemplated by the Offer Announcement and the Co-operation Agreement, the AAM Board did not quantify or assign any relative weights to the factors considered, and each individual director applied his or her own personal business judgment to the process and may have given different weights to different factors. The AAM Board considered all these factors as a whole, including discussions with and questioning of AAM’s senior management and AAM’s independent financial and legal advisors, and overall considered the factors to be favorable to, and to support, its determination.
The AAM Board recommends that AAM Stockholders vote “FOR” the Charter Amendment Proposal, “FOR” the Share Issuance Proposal and “FOR” the Adjournment Proposal.
This summary of the reasoning of the AAM Board and other information presented in this section contains information that is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section of this proxy statement entitled “Cautionary Statement Concerning Forward-Looking Statements.”
Recommendation of the AAM Board
Based on the reasons for the recommendations discussed above in the section entitled “Information About the Combination — Reasons for the Combination,” the AAM Board has unanimously determined that the Offer Announcement, the Co-operation Agreement, the Combination and the transactions contemplated thereby, on the terms presented to the AAM Board, are advisable, fair to and in the best interests of AAM and the AAM Stockholders and has unanimously authorized and approved the Offer Announcement, the Co-operation Agreement, the Combination and the transactions contemplated thereby (including the Charter Amendment and the Share Issuance), on the terms presented to the AAM Board. The AAM Board therefore recommends that you vote “FOR” the Charter Amendment Proposal, “FOR” the Share Issuance Proposal and “FOR” the Adjournment Proposal.
Opinion of J.P. Morgan
Pursuant to an engagement letter, AAM retained J.P. Morgan to act as financial advisor to AAM in connection with the proposed Combination.
At the meeting of the AAM Board on January 27, 2025, J.P. Morgan rendered its oral opinion to the AAM Board that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the consideration to be paid by AAM in the proposed Combination was fair, from a financial point of view, to AAM. J.P. Morgan has confirmed its January 27, 2025 oral opinion by delivering its written opinion to the AAM Board, dated as of January 27, 2025, that, as of such date, the consideration to be paid by AAM in the proposed Combination was fair, from a financial point of view, to AAM.
The full text of the written opinion of J.P. Morgan, dated as of January 27, 2025, which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken, is attached as Annex IV to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. AAM Stockholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion was addressed to the AAM Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Combination, was directed only to the consideration to be paid in the Combination and did not address any other aspect of the Combination. J.P. Morgan expressed no opinion as to the fairness of the consideration to the holders of any class of securities, creditors or other constituencies of AAM or as to the underlying decision by AAM to engage in the proposed Combination. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The opinion does not constitute a recommendation to any AAM Stockholder as to how such stockholder should vote with respect to the proposed Combination or any other matter.
In arriving at its opinion, J.P. Morgan, among other things:
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reviewed a draft, dated January 27, 2025, of the Co-operation Agreement;

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reviewed certain publicly available business and financial information concerning AAM and Dowlais and the industries in which they operate;

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compared the proposed financial terms of the Combination with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration received for such companies;

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compared the financial and operating performance of AAM and Dowlais with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of AAM Shares and Dowlais Shares and certain publicly traded securities of such other companies;

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reviewed certain internal financial analyses and forecasts prepared by or at the direction of the management of AAM and Dowlais relating to their respective businesses, as well as the estimated amount and timing of the cost savings and related expenses and synergies expected to result from the Combination (the “Estimated Synergies” and the statement made by the directors of AAM regarding the Estimated Synergies set out in Part 1 of Appendix 6 to the Rule 2.7 Announcement, the “Quantified Financial Benefits Statement”) and reviewed a draft report relating to the Quantified Financial Benefits Statement; and

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performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan held discussions with certain members of the management of AAM and Dowlais with respect to certain aspects of the Combination, and the past and current business operations of AAM and Dowlais, the financial condition and future prospects and operations of AAM and Dowlais, the effects of the Combination on the financial condition and future prospects of AAM and Dowlais, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.
In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by AAM and Dowlais or otherwise reviewed by or for J.P. Morgan, and J.P. Morgan did not independently verify (and did not assume responsibility or liability for independently verifying) any such information or its accuracy or completeness. J.P. Morgan did not conduct or was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of AAM and Dowlais under any applicable laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, including the Estimated Synergies, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of AAM and Dowlais to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts (including the Estimated Synergies) or the assumptions on which they were based. J.P. Morgan also assumed that the Combination will have the tax consequences described in discussions with, and materials furnished to J.P. Morgan by, representatives of AAM, and that the other transactions contemplated by the Co-operation Agreement will be consummated as described in the Co-operation Agreement, and that the definitive Co-operation Agreement would not differ in any material respect from the draft thereof provided to J.P. Morgan. J.P. Morgan has also assumed that the Consideration Adjustments will not result in any adjustment to the consideration that is material to J.P. Morgan’s analysis. J.P. Morgan also assumed that the representations and warranties made by AAM and Dowlais in the Co-operation Agreement and the related agreements were and will be true and correct in all respects material to its analysis. J.P Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to AAM with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Combination will be obtained without any adverse effect on AAM and Dowlais or on the contemplated benefits of the Combination.
The projections furnished to and relied upon by J.P. Morgan were prepared by AAM’s management. AAM does not publicly disclose internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan’s analysis of the proposed Combination, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of AAM’s management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections. For more information regarding the use of projections and other forward-looking statements, please refer to the section entitled “Information About the Combination — Certain Unaudited Prospective Financial Information” beginning on page 72 of this proxy statement.

J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion, and that J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, of the consideration to be paid by AAM in the proposed Combination, and J.P. Morgan has expressed no opinion as to the fairness of any consideration to the holders of any class of securities, creditors or other constituencies of AAM or the underlying decision by AAM to engage in the Combination. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the proposed Combination, or any class of such persons relative to the consideration in the proposed Combination or with respect to the fairness of any such compensation. J.P. Morgan expressed no opinion as to the price at which AAM Shares or Dowlais Shares will trade at any future time.
The terms of the Co-operation Agreement, including the consideration, were determined through arm’s length negotiations between AAM and Dowlais, and the decision to enter into the Co-operation Agreement was solely that of the AAM Board. J.P. Morgan’s opinion and financial analyses were only one of the many factors considered by the AAM Board in its evaluation of the proposed Combination and should not be viewed as determinative of the views of the AAM Board or management with respect to the proposed Combination or the consideration.
In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodology in rendering its opinion to the AAM Board on January 27, 2025, and contained in the presentation delivered to the AAM Board on such date in connection with the rendering of such opinion and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.
Public Trading Multiples.   Using publicly available information, J.P. Morgan compared selected financial data of AAM with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be analogous to AAM and Dowlais. The companies selected by J.P. Morgan were:
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BorgWarner

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Linamar

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Garrett Motion

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Dana

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Martinrea

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Nemak

None of the selected companies reviewed is identical or directly comparable to AAM or Dowlais, and certain of these companies may have characteristics that are materially different from those of AAM or Dowlais. However, these companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered sufficiently similar in certain respects to AAM or Dowlais. The analysis necessarily involves complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies differently than they would affect AAM or Dowlais. For each public reference company, publicly available financial information through the twelve months ended December 31, 2025, was measured. Based on these values, J.P. Morgan selected a range of 3.5x – 5.0x of Enterprise Value to Adjusted EBITDA. These multiples were then applied to AAM’s Adjusted EBITDA for the fiscal year ended December 31, 2025, of $727 million, assuming AAM’s net debt and other debt-like items, yielding implied share prices for AAM Shares of approximately $3.80 to

$12.60 per share. These multiples were also applied to Dowlais’ Adjusted EBITDA for the fiscal year ended December 31, 2025, of $693 million, assuming Dowlais’ net debt and other debt-like items, yielding implied trading values for Dowlais Shares of approximately £0.70 to £1.30 per share.
Selected Transaction Analysis.   Using publicly available information, J.P. Morgan examined selected transactions of companies that are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered sufficiently similar in certain respects to AAM or Dowlais. Specifically, J.P. Morgan reviewed the following transactions:
Date	Target	Acquiror
November 2024	TI Fluid Systems	Apollo
February 2022	Tenneco	Apollo
January 2020	Delphi	BorgWarner
September 2019	Alpha Iron Castings	Gamut
July 2019	Tower International	KPS
April 2012	JL French	Nemak
Based on these values, J.P. Morgan selected a range of 4.0x – 5.5x of Adjusted EBITDA. These multiples were then applied to AAM’s Adjusted EBITDA for the fiscal year ended December 31, 2024, of $749 million, assuming AAM’s net debt and other debt-like items, yielding implied share prices for AAM Shares of approximately $7.50 and $16.50 per share. These multiples were also applied to Dowlais’ Adjusted EBITDA for the fiscal year ended December 31, 2024, of $630 million, assuming Dowlais’ net debt and other debt-like items, yield implied trading values for Dowlais Shares of approximately £0.70 to £1.30 per share.
AAM Discounted Cash Flow Analysis.   J.P. Morgan conducted a discounted cash flow analysis of AAM for the purpose of determining the fully diluted equity value per AAM Share. J.P. Morgan calculated the unlevered free cash flows that AAM is expected to generate during fiscal years 2025 through 2029 based upon financial projections prepared by the management of AAM through the years ended 2029. J.P. Morgan also calculated a range of terminal asset values of AAM at the end of the five-year period ending 2029 by applying a terminal growth rate ranging from (0.5)% to 0.5% of the unlevered free cash flow of AAM during the final year of the five-year period. The unlevered free cash flows and the range of terminal asset values were then discounted to present values using a range of discount rates from 8.00% to 9.50%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of AAM. The present value of the unlevered free cash flows and the range of terminal asset values were then adjusted for AAM’s cash balance as of the fiscal year end December 31, 2024, and total debt. Based on the adjusted management projections and a discount rate ranging from 8.00% to 9.50%, the discounted cash flow analysis indicated a range of equity values of between $13.20 and $22.10 per AAM Share, round to the nearest tenth, on a stand-alone basis (i.e., without synergies).
Dowlais Discounted Cash Flow Analysis.   In addition, J.P. Morgan conducted a discounted cash flow analysis of Dowlais for the purpose of determining the fully diluted equity value per Dowlais Share. J.P. Morgan calculated the unlevered free cash flows that Dowlais is expected to generate during fiscal years 2025 through 2029 based upon financial projections prepared by the management of AAM through the years ended 2029. J.P. Morgan also calculated a range of terminal asset values of Dowlais at the end of the five-year period ending 2029 by applying a terminal growth rate ranging from (0.5)% to 0.5% of the unlevered free cash flow of Dowlais during the final year of the five-year period. The unlevered free cash flows and the range of terminal asset values were then discounted to present values using a range of discount rates from 8.00% to 9.50%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of Dowlais. The present value of the unlevered free cash flows and the range of terminal asset values were then adjusted for Dowlais’ cash balance as of the fiscal year end December 31, 2024, and total debt. Based on the adjusted management projections and a discount rate ranging from 8.00% to 9.50%, the discounted cash flow analysis indicated a range of equity values of between £0.90 and £1.50 per Dowlais Share, round to the nearest tenth, on a stand-alone basis (i.e., without synergies).
Synergies Discounted Cash Flow Analysis.   J.P. Morgan performed a separate discounted cash flow analysis of cash flows that the Combination was forecasted to generate from synergies. In performing a discounted cash flow analysis of such synergies, J.P. Morgan derived implied terminal values by applying a terminal growth rate of 0.0% to the estimated value of such synergies in the terminal year. Terminal values were then calculated using a selected discount rate range of 8.00% to 9.50%. This analysis indicated a firm value reference range for such synergies of $2,219 million to $1,789 million, and an approximate firm value of $1,985 million.
Illustrative Intrinsic Value Creation Analysis.   J.P. Morgan conducted an illustrative value creation analysis that compared the implied equity value per share of AAM derived from a discounted cash flow valuation on a stand-alone basis to the pro forma Combined Group implied equity value. J.P. Morgan determined the pro forma Combined Group implied equity value per share including expected synergies by calculating: (1) the sum of (a) the implied equity value of AAM using the midpoint value determined in J.P. Morgan’s discounted cash flow analysis described above, (b) the implied equity value of Dowlais using the midpoint value determined in J.P. Morgan’s discounted cash flow analysis described above and (c) the estimated present value of the Estimated Synergies estimated by AAM management, discounted to present value using the respective discount rates and terminal growth rates described above, minus (2) the sum of (a) the cash paid to Dowlais Shareholders and (b) estimated transaction costs incurred in connection with the Combination. The analysis indicated, on an illustrative basis, that the Combination created incremental implied value for the holders of AAM Shares.
Miscellaneous.   The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of AAM or Dowlais. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.
Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to AAM or Dowlais and none of the selected transactions reviewed was identical to the Combination. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of AAM or Dowlais. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of J.P. Morgan’s analysis, may be considered similar to the Combination. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to AAM or Dowlais and the transactions compared to the Combination.
As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise AAM with respect to the Combination and deliver an opinion to the AAM Board with respect to the Combination on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with AAM, Dowlais and the industries in which they operate.

For financial advisory services rendered in connection with the Combination, AAM has agreed to pay J.P. Morgan a fee of $27.5 million, $3 million of which became payable to J.P. Morgan at the time J.P. Morgan delivered its opinion and the remainder of which will become payable to J.P. Morgan upon the consummation of the Combination. In addition, AAM has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with AAM for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger on credit facilities of AAM in June 2023 and May 2024. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of AAM, for which it receives customary compensation or other financial benefits. J.P. Morgan anticipates that it and its affiliates will arrange and/or provide financing to AAM in connection with the Combination for aggregate fees of approximately $20 million. During the two years preceding the date of this letter, neither J.P. Morgan nor its affiliates have had any material financial advisory or other material commercial or investment banking relationships with Dowlais other than acting as joint lead arranger on credit facilities of the Dowlais in February 2023 in connection with Melrose’s spin-off of Dowlais. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding AAM Common Stock and approximately 3.0% of the outstanding common stock of Dowlais. During the two-year period preceding delivery of its opinion, dated January 27, 2025, the aggregate fees recognized by J.P. Morgan from AAM were approximately $2 million and from Dowlais were approximately less than $50,000. In the ordinary course of their businesses, J.P. Morgan and its affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of AAM and Dowlais for their own accounts or for the accounts of customers and, accordingly, J.P. Morgan and its affiliates are likely at any time to hold long or short positions in such securities or other financial instruments.
Certain Unaudited Prospective Financial Information
I.   Certain Dowlais Unaudited Prospective Financial Information
Dowlais does not, as a matter of course, publicly disclose long-term projections or internal projections of its future financial performance, net sales, earnings, financial condition or other results due to, among other reasons, the uncertainty, inherent unpredictability and subjectivity of the underlying assumptions and estimates. The non-public, unaudited prospective financial information of Dowlais summarized below (the “Dowlais Financial Projections”) consists of ordinary course internal management financial projections that were prepared in 2024 and not in connection with the Combination or with a view to public disclosure. The Dowlais Financial Projections were provided by Dowlais to AAM upon AAM’s request on a private, bilateral basis (and subsequently by AAM to the AAM Board and J.P. Morgan) as part of the ordinary course due diligence exercise carried out by AAM in connection with its evaluation of the Combination prior to the Offer Announcement. However, AAM carried out its own detailed assessment of Dowlais’ prospects and expected financial performance for the purposes of its decision to undertake the Combination, as further detailed below.
Certain Limitations on the Dowlais Financial Projections
The Dowlais Financial Projections have been summarized in this proxy statement for the purposes of ensuring that AAM Stockholders have appropriate visibility on the information that was available to the AAM Board in its decision to approve the Offer Announcement and to undertake the Combination. However, the AAM Board does not consider such Dowlais Financial Projections to have been material for such decision. The summary provided in this proxy statement is therefore only being provided for the reasons discussed in this proxy statement, and the Dowlais Financial Projections are not included in this proxy statement to, or intended to, induce any AAM Stockholders to vote in favor of the Charter Amendment Proposal or the Share Issuance Proposal, to influence any person to make any investment decision with respect to the Charter Amendment Proposal or the Share Issuance Proposal or for any other matter whatsoever, including any evaluation of Dowlais’ current or future operational or financial performance by any person. Moreover, given the date at which they were prepared, the Dowlais Financial Projections should be evaluated, if at all, in conjunction with Dowlais’ historical financial statements and other information regarding Dowlais contained in this proxy statement. The Dowlais Financial Projections may also differ from published analyst estimates and forecasts.
As further described below, certain assumptions underlying the Dowlais Financial Projections may no longer be valid as of the date of this proxy statement. The directors of the AAM Board accordingly consider that the Dowlais Financial Projections are no longer valid as of the date of this proxy statement.
Although a summary of the Dowlais Financial Projections is presented with numerical specificity, this information is not factual, reflects numerous estimates and assumptions that are inherently uncertain, may now be outdated and may be beyond the control of Dowlais and should not be relied upon as being necessarily predictive of actual future results. The Dowlais Financial Projections are forward-looking statements at the date at which they were prepared. Important factors that may affect actual results and cause the Dowlais Financial Projections not to be achieved include any inaccuracy of the underlying assumptions thereto, developments related to pricing and volumes; economic, competitive and market conditions generally, including macroeconomic uncertainty, customer demand, the impact of inflation and increases in utilities, raw materials, shipping, labor and capital equipment costs; changes in governmental regulations and trade agreements, including tariffs or import restrictions; reduced supply of raw materials, energy and transportation; cost savings and productivity initiatives; competitive pressures; and the other factors described under the section of the proxy statement entitled “Cautionary Statement Concerning Forward-Looking Statements.” The Dowlais Financial Projections reflect numerous assumptions and estimates as to future events made by Dowlais management using information available at the time, including information from both public and non-public sources. Key assumptions to the Dowlais Financial Projections include pricing outlooks for Dowlais products; volume; and costs of raw materials, in each case, which are primarily driven by macroeconomic conditions and supply and demand dynamics. The Dowlais Financial Projections also reflect assumptions regarding certain business decisions that may change and are susceptible to changes in actual results, revised prospects for Dowlais’ business, competitive environment, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the Dowlais Financial Projections were prepared. In addition, the Dowlais Financial Projections may be affected by Dowlais’ ability to achieve proposed initiatives, objectives and targets over the applicable periods. As a result, there can be no assurance that the Dowlais Financial Projections will be realized, and actual results may be materially better or worse than those contained in the Dowlais Financial Projections. The risk that these uncertainties and contingencies could cause the assumptions to fail to be reflective of actual results is further heightened given the length of time over which these assumptions apply. Any assumptions and projections in early periods, and any deviations therefrom as a result of the factors outlined above or other factors that may become applicable could have a compounding effect on the difference between the Dowlais Financial Projections and actual results for those periods. Thus, any failure of an assumption or projections to be reflective of actual results in an early period could have a greater effect on the projected results failing to be reflective of actual events in later periods. The inclusion of this information should not be regarded as an indication that AAM, Dowlais, J.P. Morgan, Barclays, Rothschild & Co., their respective representatives or any recipient of this information considered, or now considers, the Dowlais Financial Projections to be material information of AAM or Dowlais or necessarily predictive of actual future results, nor should it be construed as financial guidance, and it should not be relied upon as such.
The Dowlais Financial Projections do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the Combination, including any potential synergies in connection therewith. Except to the extent required by applicable U.S. federal securities laws, neither AAM nor Dowlais intends, and each expressly disclaims any responsibility, to update or otherwise revise the Dowlais Financial Projections to reflect circumstances existing after the respective dates on which they were prepared or to reflect the occurrence of future events or changes in general economic or industry conditions, even if any or all of the assumptions underlying the Dowlais Financial Projections are shown to be inaccurate. Neither AAM nor Dowlais can give any assurance that, had the Dowlais Financial Projections been prepared either as of the date of the Offer Announcement or as of the date of this proxy statement, similar estimates and assumptions would be used. The Dowlais Financial Projections do not take into account all the possible financial and other effects on Dowlais of the Combination, the effect on Dowlais of any business or strategic decision or action that has been or will be taken as a result of the Offer Announcement having been made, or the effect of any business or strategic decisions or actions that would likely have been taken if the Offer Announcement had not been made, but which were instead altered, accelerated, postponed or not taken in anticipation of the Combination. Further, the Dowlais Financial Projections do not take into account the effect on Dowlais of any possible failure of the Combination to occur.
The Dowlais Financial Projections were not prepared with a view to comply with the published guidelines of the SEC regarding projections, forward-looking statements or pro forma financial information or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, Rule 28 of the Takeover Code, U.S. GAAP (and do not include footnote disclosures as may be required by GAAP) or IFRS.
The Dowlais Financial Projections were prepared by Dowlais’ management. Neither AAM’s independent registered public accounting firm nor Dowlais’ independent auditor, nor any other independent accountants, has audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the accompanying Dowlais Financial Projections, nor have they expressed any opinion or any other form of assurance with respect to the Dowlais Financial Projections or their achievability, and assume no responsibility for, and disclaim any association with, the Dowlais Financial Projections.
The Dowlais Financial Projections include non-IFRS financial measures. There are limitations inherent in non-IFRS financial measures because they exclude charges and credits that are required to be included in an IFRS presentation. Non-IFRS financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with IFRS or U.S. GAAP (as applicable), and non-IFRS financial measures in the Dowlais Financial Projections may not be comparable to similarly titled amounts used by other companies or in other contexts. These non-IFRS measures are included in this proxy statement because such information was made available by Dowlais to AAM, and subsequently by AAM to the AAM Board and J.P. Morgan, and used in connection with the process leading to the Offer Announcement, as described elsewhere in this proxy statement. No reconciliation of non-IFRS financial measures in the Dowlais Financial Projections to IFRS measures was created or used in connection with preparing the Dowlais Financial Projections and no such reconciliation of non-IFRS financial measures in the Dowlais Financial Projections to IFRS measures was relied upon by AAM, the AAM Board, or J.P. Morgan, in connection with their respective evaluations of the Combination.
None of Dowlais, AAM nor any of their respective affiliates, directors, officers, advisors or other representatives has made or makes any representation to any AAM Stockholder or other person regarding the ultimate performance of Dowlais or AAM compared to the information contained in the Dowlais Financial Projections, or any representation that the Dowlais Financial Projections will be achieved.
In light of the foregoing factors and the uncertainties inherent in the Dowlais Financial Projections, AAM Stockholders are cautioned not to place undue reliance on the Dowlais Financial Projections included in this proxy statement in making a decision regarding the Charter Amendment Proposal or the Share Issuance Proposal, as the Dowlais Financial Projections may be materially different than actual results.
Summary of the Dowlais Financial Projections
The following is a summary of the Dowlais Financial Projections.
	Fiscal year ending December 31,(1)
(£ amounts in millions)	2024E	2025E	2026E	2027E	2028E	2029E
Adjusted Revenue(2)	4,860	4,842	4,924	5,030	5,178	5,236
Adjusted EBITDA	599	631	655	693	728	753
Capital Expenditures	(193)	(224)	(226)	(220)	(213)	(200)

(1)
Adjusted Revenue and Adjusted EBITDA are non-GAAP and non-IFRS measures, and are not intended to represent, or to be used, as a substitute for Dowlais’ audited accounts as a measure of operating performance. Other companies may calculate these non-GAAP and non-IFRS measures differently, which limits comparability between companies.

(2)
Adjusted Revenue includes the Dowlais Group’s share of revenue of equity accounted investments (EAIs).

II.   Certain Dowlais Unaudited Prospective Financial Information Prepared by AAM
In connection with AAM’s evaluation of the Combination prior to the Offer Announcement, AAM’s management independently prepared certain prospective financial information relating to Dowlais summarized below (the “AAM-Dowlais Financial Projections”). The AAM-Dowlais Financial Projections were provided to the AAM Board in connection with its evaluation of the Combination, and the AAM-Dowlais Financial Projections were provided to J.P. Morgan and approved by AAM for J.P. Morgan’s use of, and reliance on, such forecasts in connection with J.P. Morgan’s financial analyses and opinion to the AAM Board (see the section of the proxy statement entitled “Information About the Combination — Opinion of J.P. Morgan”). The AAM-Dowlais Financial Projections were not prepared with a view to public disclosure and are included in this proxy statement because such information was provided by AAM to the AAM Board and J.P. Morgan, and used by AAM in the process leading to the Offer Announcement being made.
Certain Limitations on the AAM-Dowlais Financial Projections
The AAM-Dowlais Financial Projections have been summarized in this proxy statement for the purposes of ensuring that AAM Stockholders have appropriate visibility on the information that was available to the AAM Board in its decision to approve the Offer Announcement and to undertake the Combination. However, the AAM Board does not consider such AAM-Dowlais Financial Projections to have been material for such decision. The summary provided in this proxy statement is therefore only being provided for the reasons discussed in this proxy statement, and the AAM-Dowlais Financial Projections are not included in this proxy statement to, or intended to, induce any AAM Stockholders to vote in favor of the Charter Amendment Proposal or the Share Issuance Proposal, to influence any person to make any investment decision with respect to the Charter Amendment Proposal or the Share Issuance Proposal or for any other matter whatsoever, including any evaluation of Dowlais’ current or future operational or financial performance by any person. Moreover, given the date at which they were prepared, the AAM-Dowlais Financial Projections should be evaluated, if at all, in conjunction with Dowlais’ historical financial statements and other information regarding Dowlais contained in this proxy statement.
As further described below, certain assumptions underlying the AAM-Dowlais Financial Projections may no longer be valid as of the date of this proxy statement. The directors of the AAM Board accordingly consider that the AAM-Dowlais Financial Projections are no longer valid as of the date of this proxy statement.
Although a summary of the AAM-Dowlais Financial Projections is presented with numerical specificity, this information is not factual, reflects numerous estimates and assumptions that are inherently uncertain, may now be outdated and may be beyond the control of Dowlais, contains forward-looking statements and should not be relied upon as being necessarily predictive of actual future results. The AAM-Dowlais Financial Projections are forward-looking statements. Important factors that may affect actual results and cause the AAM-Dowlais Financial Projections not to be achieved include any inaccuracy of the assumptions underlying the AAM-Dowlais Financial Projections, developments related to pricing and volumes; economic, competitive and market conditions generally, including macroeconomic uncertainty, customer demand, the impact of inflation and increases in utilities, raw materials, shipping, labor and capital equipment costs; changes in governmental regulations and trade agreements, including tariffs or import restrictions; reduced supply of raw materials, energy and transportation; cost savings and productivity initiatives; competitive pressures; and the other factors described under the section of the proxy statement entitled “Cautionary Statement Concerning Forward-Looking Statements.” The AAM-Dowlais Financial Projections reflect numerous assumptions and estimates as to future events made by AAM management using information available at the time, including information from both public and non-public sources. Key assumptions to the AAM-Dowlais Financial Projections include pricing outlooks for Dowlais products; volume; and costs of raw materials, in each case, which are primarily driven by macroeconomic conditions and supply and demand dynamics. The AAM-Dowlais Financial Projections also reflect assumptions regarding certain business decisions that may change and are susceptible to changes in actual results, revised prospects for Dowlais’ business, competitive environment, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the AAM-Dowlais Financial Projections were prepared. In addition, the AAM-Dowlais Financial Projections may be affected by Dowlais’ ability to achieve proposed initiatives, objectives and targets over the applicable periods. As a result, there can be no assurance that the AAM-Dowlais Financial Projections will be realized, and actual results may be materially better or worse than those contained in the AAM-Dowlais Financial Projections. The risk that these uncertainties and contingencies could cause the assumptions to fail to be reflective of actual results is further heightened given the length of time over which these assumptions apply. Any assumptions and projections in early periods, and any deviations therefrom as a result of the factors outlined above or other factors that may become applicable, could have a compounding effect on the difference between the AAM-Dowlais Financial Projections and actual results for those periods. Thus, any failure of an assumption or projections to be reflective of actual results in an early period could have a greater effect on the projected results failing to be reflective of actual events in later periods. The inclusion of this information should not be regarded as an indication that AAM, Dowlais, J.P. Morgan, Barclays, Rothschild & Co., their respective representatives or any recipient of this information considered, or now considers, the AAM-Dowlais Financial Projections to be material information of AAM or Dowlais or necessarily predictive of actual future results, nor should it be construed as financial guidance, and it should not be relied upon as such.
The AAM-Dowlais Financial Projections do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the Combination, including any potential synergies, the Estimated Synergies or costs in connection therewith. Except to the extent required by applicable U.S. federal securities laws, neither AAM nor Dowlais intends, and each expressly disclaims any responsibility, to update or otherwise revise the AAM-Dowlais Financial Projections to reflect circumstances existing after the respective dates on which they were prepared or to reflect the occurrence of future events or changes in general economic or industry conditions, even if any or all of the assumptions underlying the AAM-Dowlais Financial Projections are shown to be inaccurate. Neither AAM nor Dowlais can give any assurance that, had the AAM-Dowlais Financial Projections been prepared either as of the date of the Offer Announcement or as of the date of this proxy statement, similar estimates and assumptions would be used. The AAM-Dowlais Financial Projections do not take into account all the possible financial and other effects on Dowlais of the Combination, the effect on Dowlais of any business or strategic decision or action that has been or will be taken as a result of the Offer Announcement having been made, or the effect of any business or strategic decisions or actions that would likely have been taken if the Offer Announcement had not been made, but which were instead altered, accelerated, postponed or not taken in anticipation of the Combination. Further, the AAM-Dowlais Financial Projections do not take into account the effect on Dowlais of any possible failure of the Combination to occur.
The AAM-Dowlais Financial Projections were not prepared with a view to comply with the published guidelines of the SEC regarding projections, forward-looking statements or pro forma financial information or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, Rule 28 of the Takeover Code, U.S. GAAP (and do not include footnote disclosures as may be required by GAAP) or IFRS.
The AAM-Dowlais Financial Projections have been prepared by AAM’s management. They have not been prepared or reviewed by Dowlais or its directors, management or advisors. Neither AAM’s independent registered public accounting firm nor any other independent accountants, audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the accompanying AAM-Dowlais Financial Projections, nor did they express any opinion or any other form of assurance with respect to the AAM-Dowlais Financial Projections or their achievability, and assume no responsibility for, and disclaim any association with, the AAM-Dowlais Financial Projections.
The AAM-Dowlais Financial Projections include non-GAAP financial measures. There are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a U.S. GAAP presentation. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-GAAP financial measures in the AAM-Dowlais Financial Projections may not be comparable to similarly titled amounts used by other companies or in other contexts. These non-GAAP measures are included in this proxy statement because such information was made available by AAM to the AAM Board and J.P. Morgan, and used in the process leading to the Offer Announcement being made, as described elsewhere in this proxy statement. No reconciliation of non-GAAP financial measures in the AAM-Dowlais Financial Projections to U.S. GAAP measures was created or used in connection with preparing the AAM-Dowlais Financial Projections and no such reconciliation of non-GAAP financial measures in the AAM-Dowlais Financial Projections to U.S. GAAP measures was relied upon by the AAM Board or J.P. in connection with their respective evaluations of the Combination.
None of AAM, Dowlais, or any of their respective affiliates, directors, officers, advisors or other representatives has made or makes any representation to any AAM Stockholder or other person regarding the ultimate performance of Dowlais compared to the information contained in the AAM-Dowlais Financial Projections, or any representation that the AAM-Dowlais Financial Projections will be achieved.
In light of the foregoing factors and the uncertainties inherent in the AAM-Dowlais Financial Projections, AAM Stockholders are cautioned not to place undue reliance on the AAM-Dowlais Financial Projections included in this proxy statement in making a decision regarding the Charter Amendment Proposal or the Share Issuance Proposal, as the AAM-Dowlais Financial Projections may be materially different than actual results.
Summary of the AAM-Dowlais Financial Projections
The following is a summary of the AAM-Dowlais Financial Projections.
	Fiscal year ending December 31,(1)
($ amounts in millions)	2025E	2026E	2027E	2028E	2029E
Revenue	5,544	5,569	5,573	5,501	5,361
Adjusted EBITDA	693	708	716	721	726
Capital Expenditures	(286)	(288)	(281)	(272)	(254)

(1)
Adjusted EBITDA is a non-GAAP and non-IFRS measure, and is not intended to represent, or to be used, as a substitute for Dowlais’ audited accounts as a measure of operating performance. Other companies may calculate this non-GAAP and non-IFRS measure differently, which limits comparability between companies.

III.   Certain AAM Unaudited Prospective Financial Information
AAM does not, as a matter of course, publicly disclose long-term projections or internal projections of its future financial performance, earnings, financial condition or other results due to, among other reasons, the uncertainty, inherent unpredictability and subjectivity of the underlying assumptions and estimates. The non-public, unaudited prospective financial information of AAM summarized below (the “AAM Financial Projections”) was prepared by AAM’s management as part of AAM’s long-range plan for its business for fiscal years 2025 through 2029 and treats AAM on a standalone basis, without giving effect to the Combination and as if the Combination had not been contemplated by AAM.
Certain Limitations on the AAM Financial Projections
The AAM Financial Projections were not prepared with a view to public disclosure and are included in this proxy statement because such information was provided by AAM to the AAM Board and J.P. Morgan, and used by AAM in the process leading to the Offer Announcement being made. The AAM Financial Projections were provided to the AAM Board in connection with its evaluation of the Combination, and the AAM Financial Projections were provided to J.P. Morgan and approved by AAM for J.P. Morgan’s use of, and reliance on, such forecasts in connection with J.P. Morgan’s financial analyses and opinion to the AAM Board (see the section of the proxy statement entitled “Information About the Combination — Opinion of J.P. Morgan”).
The summary of the AAM Financial Projections is not included in this proxy statement in order to induce any AAM Stockholder to vote in favor of the Charter Amendment Proposal, the Share Issuance

Proposal or any other matter, or to influence any person to make any investment decision with respect to the Charter Amendment Proposal or the Share Issuance Proposal. The AAM Financial Projections should be evaluated, if at all, in conjunction with AAM’s historical financial statements and other information regarding AAM contained in or incorporated by reference into this proxy statement and the following factors. The AAM Financial Projections may differ from published analyst estimates and forecasts.
As further described below, certain assumptions underlying the AAM Financial Projections may no longer be valid as of the date of this proxy statement. The directors of the AAM Board accordingly consider that, other than the FY26/27 Projections (as defined and described further below), the AAM Financial Projections are no longer valid as of the date of this proxy statement. In relation to the FY25 Profit Forecast (as defined and described further below), the directors of the AAM Board note that, on May 2, 2025, AAM furnished a Current Report on Form 8-K to the SEC, which included AAM’s 2025 updated financial outlook (as described further below).
Furthermore, when the AAM Financial Projections were prepared:
•
They did not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the Combination, including any potential synergies, the Estimated Synergies or costs in connection therewith. Except to the extent required by applicable U.S. federal securities laws, AAM did not intend, and expressly disclaims any responsibility, to update or otherwise revise the AAM Financial Projections to reflect circumstances existing after the respective dates on which they were prepared or to reflect the occurrence of future events or changes in general economic or industry conditions, even if any or all of the assumptions underlying the AAM Financial Projections are shown to be inaccurate. Except for in respect of the FY26/27 Projections (as defined and described further below), AAM cannot give any assurance that, had the AAM Financial Projections been prepared either as of the date of the Offer Announcement or as of the date of this proxy statement, similar estimates and assumptions would be used. While the directors of the AAM Board consider that the assumptions underlying the FY26/27 Projections (as defined and described further below) are reasonable such that the FY26/27 Projections remain valid, there can be no certainty that the circumstances described therein will occur and the directors of the AAM Board offer no view on the likelihood of the assumptions being met. The AAM Financial Projections did not take into account all the possible financial and other effects on AAM of the Combination, the effect on AAM of any business or strategic decision or action that has been or will be taken as a result of the Offer Announcement having been made, or the effect of any business or strategic decisions or actions that would likely have been taken if the Offer Announcement had not been made, but which were instead altered, accelerated, postponed or not taken in anticipation of the Combination. Further, the AAM Financial Projections did not take into account the effect on AAM of any possible failure of the Combination to occur.

•
They were not prepared with a view to comply with the published guidelines of the SEC regarding projections, forward-looking statements or pro forma financial information or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, Rule 28 of the Takeover Code, U.S. GAAP or IFRS.

•
They were prepared by AAM’s management. Neither AAM’s independent registered public accounting firm nor any other independent accountants, audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the accompanying AAM Financial Projections, nor did they express any opinion or any other form of assurance with respect to the AAM Financial Projections or their achievability, and assume no responsibility for, and disclaim any association with, the AAM Financial Projections.

•
They included non-GAAP financial measures. There are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a U.S. GAAP presentation. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-GAAP financial measures in the AAM Financial Projections may not be comparable to similarly titled amounts used by other companies or in other contexts. These non-GAAP measures were included in this proxy statement because such information was made available by AAM to the AAM Board and J.P. Morgan, and used in the process leading to the Offer Announcement being made, as described elsewhere in this proxy statement. No reconciliation of non-GAAP financial measures in the AAM Financial Projections to U.S. GAAP measures was created or used in connection with preparing the AAM Financial Projections and no such reconciliation of non-GAAP financial measures in the AAM Financial Projections to U.S. GAAP measures was relied upon by the AAM Board or J.P. Morgan in connection with their respective evaluations of the Combination.
The AAM Financial Projections were not reported on by our financial advisor, J.P. Morgan, or our reporting accountants, Deloitte, under Rule 28 of the Takeover Code.
Although a summary of the AAM Financial Projections is presented with numerical specificity, this information is not factual, reflects numerous estimates and assumptions that are inherently uncertain, may now be outdated and may be beyond the control of AAM and should not be relied upon as being necessarily predictive of actual future results. The AAM Financial Projections are forward-looking statements. Important factors that may affect actual results and cause the AAM Financial Projections not to be achieved include any inaccuracy of the assumptions underlying the AAM Financial Projections, developments related to pricing and volumes; economic, competitive and market conditions generally, including macroeconomic uncertainty, customer demand, the impact of inflation and increases in utilities, raw materials, shipping, labor and capital equipment costs; changes in governmental regulations and trade agreements, including tariffs or import restrictions; reduced supply of raw materials, energy and transportation; cost savings and productivity initiatives; competitive pressures; and the other factors described under the section of the proxy statement entitled “Cautionary Statement Concerning Forward-Looking Statements.” The AAM Financial Projections reflect numerous assumptions and estimates as to future events made by AAM management using information available at the time, including information from both public and non-public sources. Key assumptions to the AAM Financial Projections include pricing outlooks for AAM products; volume; and costs of raw materials, in each case, which are primarily driven by macroeconomic conditions and supply and demand dynamics. The AAM Financial Projections also reflect assumptions regarding certain business decisions that may change and are susceptible to changes in actual results, revised prospects for AAM’s business, competitive environment, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the AAM Financial Projections were prepared. In addition, the AAM Financial Projections may be affected by AAM’s ability to achieve proposed initiatives, objectives and targets over the applicable periods. As a result, there can be no assurance that the AAM Financial Projections will be realized, and actual results may be materially better or worse than those contained in the AAM Financial Projections. The risk that these uncertainties and contingencies could cause the assumptions to fail to be reflective of actual results is further heightened given the length of time over which these assumptions apply. Any assumptions and projections in early periods, and any deviations therefrom as a result of the factors outlined above or other factors that may become applicable, could have a compounding effect on the difference between the AAM Financial Projections and actual results for those periods. Thus, any failure of an assumption or projections to be reflective of actual results in an early period could have a greater effect on the projected results failing to be reflective of actual events in later periods. The inclusion of this information should not be regarded as an indication that AAM, J.P. Morgan, their respective representatives or any recipient of this information considered, or now considers, the AAM Financial Projections to be material information of AAM or necessarily predictive of actual future results, nor should it be construed as financial guidance, and it should not be relied upon as such.
Neither AAM nor any of its affiliates, directors, officers, advisors or other representatives has made or makes any representation to any AAM Stockholder or other person regarding the ultimate performance of AAM compared to the information contained in the AAM Financial Projections, or any representation that the AAM Financial Projections will be achieved.
In light of the foregoing factors and the uncertainties inherent in the AAM Financial Projections, AAM Stockholders are cautioned not to place undue reliance on the AAM Financial Projections included in this proxy statement in making a decision regarding the Charter Amendment Proposal or the Share Issuance Proposal, as the AAM Financial Projections may be materially different than actual results.

Summary of AAM Financial Projections
The following is a summary of the AAM Financial Projections.
	Fiscal year ending December 31,
($ amounts in millions)	2025E	2026E	2027E	2028E	2029E
Revenue	5,877	5,906	5,797	5,693	5,589
Adjusted EBITDA(1)	727	736	810	834	855
Capital Expenditures	(300)	(275)	(200)	(200)	(200)

(1)
Adjusted EBITDA is a non-GAAP measure. AAM defines EBITDA to be earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, gains or losses on the derivative associated with our business combination with Dowlais, gains or losses on equity securities, pension curtailment and settlement charges, impairment charges and non-recurring items. AAM management believes that Adjusted EBITDA is useful to management, investors, and banking institutions in their analysis of AAM’s business and operating performance. AAM management also uses this information for operational planning and decision-making purposes. Adjusted EBITDA is not and should not be considered a substitute for any U.S. GAAP measure. Additionally, Adjusted EBITDA as presented by AAM may not be comparable to similarly titled measures reported by other companies. Net income is the most directly comparable U.S. GAAP measure for Adjusted EBITDA.

Disclosures under Rule 28 of the Takeover Code
The statement of Adjusted EBITDA for 2025E in the AAM Financial Projections constitutes a profit forecast published by AAM during an offer period (the “FY25 Profit Forecast”) for the purposes of Rule 28.1(a) of the Takeover Code. Due to the impact of tariffs and other trade actions on AAM’s customers and their end markets, and the resulting uncertainty, certain assumptions underlying the FY25 Profit Forecast may no longer be valid as of the date of this proxy statement. The directors of the AAM Board accordingly consider that the FY25 Profit Forecast is no longer valid as of the date of this proxy statement. As the FY25 Profit Forecast is considered to be no longer valid, it is not possible for AAM’s reporting accountant, Deloitte, and its financial adviser, J.P. Morgan, to prepare their respective reports required pursuant to Rule 28.1(a) of the Takeover Code, and it is not possible for the directors of the AAM Board to confirm that the FY25 Profit Forecast remains valid for the purposes of Rule 28.1(c)(i).
Pursuant to Note 2(b) to Rule 28.1(a), the UK Panel on Takeovers and Mergers granted AAM dispensations from the requirements to include reports from AAM’s reporting accountants and financial advisers under Rule 28.1(a) and to provide the confirmations from the directors of the AAM Board for the purposes of Rule 28.1(c)(i) in relation to the FY25 Profit Forecast on the basis that, on May 2, 2025, AAM furnished a Current Report on Form 8-K to the SEC, which included AAM’s 2025 updated financial outlook, which constituted a profit forecast for the purposes of Rule 28 of the Takeover Code (the “FY25 Updated Profit Forecast”). For the purposes of Rule 28.1(c)(i) of the Takeover Code, the directors of the AAM Board confirm that, as at the date of this proxy statement, the FY25 Updated Profit Forecast remains valid and has been properly compiled on the basis of the assumptions stated in AAM’s UK regulatory news service announcement on May 2, 2025, and that the basis of accounting used is consistent with AAM’s accounting policies.
The statement of Adjusted EBITDA for 2026E and 2027E in the AAM Financial Projections constitutes a profit forecast published by AAM during an offer period (the “FY26/27 Projections”) for the purposes of Rule 28.1(a) of the Takeover Code. In accordance with Rule 28.1(c)(i) of the Code, the directors of the AAM Board confirm that, as at the date of this proxy statement, the FY26/27 Projections are valid and have been properly compiled on the basis of the assumptions stated below and that the basis of accounting used is consistent with AAM’s accounting policies (the “AAM Director Confirmation”).
As described further above, the FY26/27 Projections were not prepared with a view to public disclosure and were only included in this proxy statement because such information was provided by AAM to the directors of the AAM Board and J.P. Morgan, and used by AAM in the process leading to the Offer Announcement being made on January 29, 2025. Therefore, the FY26/27 Projections did not take into account any circumstances or events occurring after the date that they were prepared. Due to the impact of tariffs and other trade actions on AAM’s customers and their end markets, and the resultant medium to long term uncertainty as to the trading environment in which AAM, its suppliers and customers will operate, certain underlying assumptions additional to those which applied on January 29, 2025 are necessary to permit the directors of the AAM Board to give the AAM Director Confirmation. These additional assumptions, as well as the original assumptions, are set out below.
The FY26/27 Projections are based on AAM’s internal forecasts for the period up to 31 December 2027 which were current as at the date the FY26/27 Projections were prepared, using economic assumptions as at the date of this proxy statement. The basis of accounting used for the FY26/27 Projections is consistent with AAM’s existing accounting policies, which: (i) are in accordance with U.S. GAAP; (ii) were applied in the preparation of the AAM’s financial statements for the year ending 31 December 2024; and (iii) are expected to be applied in the preparation of the AAM’s financial statements for the period up to 31 December 2027.
The FY26/27 Projections have been prepared on the basis referred to above and subject to the principal assumptions set out below. The FY26/27 Projections are inherently uncertain and there can be no guarantee that any of the factors referred to below will not occur and/or, if they do, their effect on AAM’s results of operations, financial condition, or financial performance, may be material. The FY26/27 Projections should, therefore, be read in this context and construed accordingly.
Factors outside the influence or control of the directors of the AAM Board:
•
there will be no material change in accounting standards;

•
there will be no material litigation or regulatory investigations, or material unexpected developments in any existing litigation or regulatory investigation, in relation to any of AAM’s operations, products or services;

•
North American light vehicle production of approximately 15.6 – 15.8 million units per year;

•
production volumes for certain key programs that AAM supports are at levels assumed by AAM based on historical demand and other market data;

•
substantially all incremental tariff costs are passed on to customers; and

•
a macroeconomic environment supportive of ability to achieve planned productivity benefits associated with supply chain cost optimization, operational improvements and restructuring actions.

Factors within the influence or control of the directors of the AAM Board:
•
there will be no material acquisitions, disposals, distribution partnerships, joint ventures or other commercial agreements, other than those already assumed within the forecast;

•
there will be no material change in the existing operational strategy of AAM;

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there will be no material changes in AAM’s accounting policies and/or the application thereof;

•
there are no material strategic investments or capital expenditure in addition to those already planned; and

•
there will be no material change in the management or control of AAM.

IV.   Certain Estimated Synergies
AAM management also estimated the Estimated Synergies. The Estimated Synergies were provided by AAM’s management to the AAM Board in connection with its review and evaluation of the Combination and the Estimated Synergies were also provided by AAM’s management to J.P. Morgan and approved by AAM for their use and reliance in connection with J.P. Morgan’s financial analyses and opinion discussed in the section of this proxy statement entitled “Information About the Combination — Opinion of J.P. Morgan”. The Estimated Synergies consist of approximately $300 million of pre-tax cash synergies, on an annual run-rate basis by the end of the third year following the closing of the Combination.

The Estimated Synergies assumed that the Combination would be consummated and that the expected benefits of the Combination would be realized, including that no restrictions, terms or other conditions would be imposed in connection with the receipt of the Clearances, including any divestitures or other actions contemplated by the Co-operation Agreement. See the section above titled “Cautionary Statement Regarding Forward-Looking Statements” for further information regarding the uncertainties and assumptions underlying the Estimated Synergies as well as the section entitled “Risk Factors — Risks Related to the Combination, the Charter Amendment and the Share Issuance — AAM may fail to realize the anticipated benefits and operating synergies expected from the Combination” for further information regarding the uncertainties and factors associated with realizing the Estimated Synergies in connection with the Combination.
The paragraphs above relating to Estimated Synergies constitute a “Quantified Financial Benefits Statement” for the purposes of Rule 28 of the Takeover Code. Annex V of this proxy statement sets out further details on the Quantified Financial Benefits Statement, including the bases of belief and principal assumptions. References in this proxy statement to the Quantified Financial Benefits Statement should be read in conjunction with Annex V.
The Offer Announcement and the Scheme of Arrangement
Once the conditions to the Combination have been satisfied or waived, as applicable, the Combination will be effected by way of a court-sanctioned scheme of arrangement between Dowlais and Dowlais Shareholders under Part 26 of the Companies Act. The purpose of the Scheme of Arrangement is to provide for AAM to acquire the entire issued and to be issued share capital of Dowlais in exchange, for each Dowlais Share held, for 42 pence per share in cash and 0.0863 new AAM Shares, resulting in the issuance of approximately 117,000,000 New AAM Shares, following which Dowlais Shareholders will own approximately 49% of AAM’s fully diluted common stock, based on AAM’s and Dowlais’ fully diluted outstanding share capital as of May 28, 2025. In addition to the consideration payable in connection with the Combination, Dowlais Shareholders will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share to be paid (subject to the approval of the board of directors of Dowlais) in line with Dowlais’ ordinary course 2024 financial year dividend calendar without any reduction of the consideration payable under the terms of the Combination. The consideration payable to Dowlais Shareholders pursuant to the Combination is subject to certain Consideration Adjustments as described in more detail in the section of this proxy statement entitled “Information About the Combination — Consideration Adjustments.” Under the Scheme of Arrangement, the Combination is to be achieved by the transfer of all issued and to be issued Dowlais Shares from Dowlais Shareholders to AAM in consideration for which Dowlais Shareholders will receive the foregoing consideration on the basis set out in the Offer Announcement.
Upon the Scheme of Arrangement becoming effective, it will be binding on all Dowlais Shareholders, irrespective of whether or not they attended or voted at the Court Meeting and the Dowlais General Meeting (and, if they attended and voted, whether or not they voted in favor) and share certificates in respect of Dowlais Shares will cease to be of value and should be destroyed and entitlements to Dowlais Shares held within the CREST system (as referenced in the Scheme Document) will be canceled. The New AAM Shares will be issued by AAM and (subject to the applicability of any U.S. withholding tax as described in the Offer Announcement) the cash consideration payable under the terms of the Combination will be paid to Dowlais Shareholders by AAM no later than 14 days after the Scheme of Arrangement becoming effective.
The Scheme of Arrangement will be governed by English law. The Scheme of Arrangement will be subject to the applicable requirements of the Takeover Code, the Panel, the LSE and the FCA or its successor from time to time.
The Scheme Document will include full details of the Scheme of Arrangement, together with notices of the Dowlais General Meeting and the Court Meeting and the expected timetable, and will specify the action to be taken by Dowlais Shareholders.
Conditions to the Closing of the Combination
The closing of the Combination is subject to the satisfaction (or, where applicable, waiver) of a number of customary conditions, including:

•
approval (which is incapable of being waived by either AAM or Dowlais) by a majority in number of the Scheme Shareholders who are present and vote, either in person or by proxy, at the Court Meeting (and at any separate class meeting which may be required by the Court) and who represent not less than 75% in value of the Dowlais Shares (or the relevant class or classes thereof) voted by those Scheme Shareholders;

•
the Court Meeting and any separate class meeting which may be required by the Court or any adjournment of any such meeting being held on or before the 22nd day after the scheduled date of the Court Meeting to be set out in the Scheme Document (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

•
approval (which is incapable of being waived by either AAM or Dowlais) of the requisite majority of the votes cast, either in person or by proxy, of the resolutions required to approve and implement the Scheme of Arrangement at the Dowlais General Meeting;

•
the Dowlais General Meeting or any adjournment of that meeting being held on or before the 22nd day after the scheduled date of the Dowlais General Meeting to be set out in the Scheme Document (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

•
the sanction (which is incapable of being waived by either AAM or Dowlais) of the Scheme of Arrangement by the Court (without modification or with modification on terms agreed by AAM and Dowlais) and delivery of a copy of the Court Order to the Registrar of Companies in England and Wales;

•
the Sanction Hearing being held on or before the 22nd day after the expected date of the Sanction Hearing to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

•
the Scheme of Arrangement becoming effective by the Long Stop Date (or such later date (if any) as AAM and Dowlais may agree, with the consent of the Panel, and the Court may allow), which is incapable of being waived by either AAM or Dowlais;

•
approval (which is incapable of being waived by either AAM or Dowlais), by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the Special Meeting, of the Charter Amendment;

•
approval (which is incapable of being waived by either AAM or Dowlais) by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the Special Meeting of the Share Issuance;

•
confirmation having been received by AAM (which is incapable of being waived by either AAM or Dowlais) that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the NYSE; and

•
the receipt of certain required antitrust approvals, including from the European Commission and U.S. authorities as well as regulatory, foreign direct investment and other approvals, certain of which may be capable of being waived by AAM.

Change in Combination Structure
Subject to the terms of the Co-operation Agreement, and obtaining the consent of the Panel, AAM reserves the right to elect to implement the Combination by way of a takeover offer as an alternative to the Scheme of Arrangement. Under English law, a takeover offer is a contract to purchase, open for acceptance by the target company shareholders, whereas a scheme of arrangement is put forward by the target company, voted on by the target shareholders and subject to court approval. In such event, such takeover offer will be implemented on the same terms and conditions, so far as applicable, as those which would apply to the Scheme of Arrangement subject to appropriate amendments to reflect the change in method of effecting the Combination, including (without limitation) the inclusion of an acceptance condition set at 90% of Dowlais Shares to which the takeover offer relates, (or such lesser percentage as may be determined after consultation with the Panel (if necessary)), being in any case more than 50% of the voting rights normally exercisable at a general meeting of Dowlais, including, for this purpose, any such voting rights attaching to Dowlais Shares that are issued before the takeover offer becomes or is declared unconditional (whether pursuant to the exercise of any outstanding subscription or conversion rights or otherwise).
If the Combination is effected by way of a takeover offer (as described above) and such takeover offer becomes or is declared unconditional in all respects and sufficient acceptances are received, AAM intends to:
•
make a request to the LSE to cancel trading in Dowlais Shares on its Main Market;

•
make a request to the FCA (acting in its capacity as the competent authority for listing under Part VI of the Financial Services and Markets Act 2000), to cancel the listing of Dowlais Shares from the Official List of the FCA; and

•
exercise its rights to apply the provisions of Chapter 3 of Part 28 of the Companies Act to acquire compulsorily the remaining Dowlais Shares in respect of which the takeover offer has not been accepted.

Dowlais Share Schemes
Appropriate proposals will be made in due course to participants in the Dowlais share schemes. Details of the proposals will be set out in the Scheme Document and in separate letters to be sent to the participants in the Dowlais share schemes.
Fractional Shares
Fractions of AAM Shares will not be allotted to Dowlais Shareholders. Instead, all fractional shares which a Dowlais Shareholder would otherwise be entitled to receive will be aggregated and calculations will be rounded down, and such holder will receive, in lieu of such fractional entitlements, cash in an amount (rounded down to the nearest penny) equal to such fractional amount multiplied by the last reported sale price of AAM Shares on the NYSE (as reported in Bloomberg or, if not reported therein, in another authoritative source selected by AAM) on the last business day prior to the Scheme of Arrangement becoming effective.
The Co-operation Agreement
The following is a summary of selected provisions of the Co-operation Agreement. While we believe this description covers the material terms of the Co-operation Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Co-operation Agreement, which is attached as Annex II to this proxy statement. We urge you to read the Co-operation Agreement carefully and in its entirety.
The Co-operation Agreement is included with this proxy statement only to provide you with information regarding its terms and not to provide you with any other factual information regarding AAM, Dowlais or their respective subsidiaries, affiliates or businesses. The Co-operation Agreement contains representations and warranties by each of AAM and Dowlais. These representations and warranties have been made solely for the benefit of the other party. You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of AAM, Dowlais or their respective subsidiaries, affiliates or businesses. See the section of this proxy statement entitled “Where You Can Find More Information” beginning on page 141.
On January 29, 2025, AAM and Dowlais entered into that certain Co-operation Agreement, pursuant to which AAM and Dowlais agreed to provide such information and assistance as the other party reasonably requires for the purposes of obtaining the Clearances, making all necessary submissions, filings or notifications to any regulatory authority in connection with the foregoing, and for the preparation of this proxy statement and the Scheme Document.

On May 15, 2025, AAM and Dowlais entered into the Side Letter in relation to the Co-operation Agreement, pursuant to which AAM has undertaken to Dowlais to:
•
make an application to the FCA for all AAM Shares (including, for the avoidance of doubt, the New AAM Shares) to be admitted to the equity shares (international commercial companies secondary listing) category of the Official List (in accordance with the UK Listing Rules and the Financial Services and Markets Act); and

•
make an application for all AAM Shares (including, for the avoidance of doubt, the New AAM Shares) to be admitted to trading on the Main Market of the LSE,

in each case, such that AAM Shares (including, for the avoidance of doubt, the New AAM Shares) will be admitted to trading on the Main Market for listed securities of the LSE on or around the effective date of the Combination. The Side Letter contains certain customary undertakings from Dowlais in respect of information sharing in connection with the applications.
Non-Solicitation Applicable to AAM
AAM has committed, from the date of the Co-operation Agreement until receipt of AAM Stockholder approval of the Charter Amendment Proposal and the Share Issuance Proposal, (i) not to, directly or indirectly, enter into, continue or participate in any discussions or negotiations regarding, or furnish any information with respect to, or otherwise co-operate in any way that could otherwise be reasonably expected to lead to, an AAM Alternative Proposal (as defined below), and (ii) to immediately cease and cause to be terminated all existing discussions or negotiations with any person with respect to any AAM Alternative Proposal or any inquiry or proposal that may reasonably be expected to lead to an AAM Alternative Proposal. Notwithstanding the foregoing, if, at any time after the execution of the Co-operation Agreement and prior receipt of AAM Stockholder approval of the Charter Amendment Proposal and the Share Issuance Proposal, AAM receives a bona fide, unsolicited AAM Alternative Proposal that did not result from AAM’s breach of its non-solicitation obligations under the Co-operation Agreement, then in response to such AAM Alternative Proposal:
•
AAM may contact the person or group that made such AAM Alternative Proposal to clarify the terms thereof or to request that such AAM Alternative Proposal made orally be made in writing; and

•
if the AAM Board determines in good faith (after consultation with external legal counsel and a financial adviser) that such AAM Alternative Proposal constitutes or would reasonably be expected to lead to an AAM Takeover Proposal (as defined below) from the person or group submitting such AAM Alternative Proposal and that the failure to take such action would be inconsistent with the fiduciary duties of the AAM directors (a “Qualifying AAM Alternative Proposal”), AAM may:

•
enter into a confidentiality agreement with such person or group making the Qualifying AAM Alternative Proposal and thereafter furnish information (including non-public information) to such person or group and its representatives pursuant to such confidentiality agreement so long as, prior to or substantially concurrently with the time such information is provided or made available to such person or group or any of its representatives, AAM also provides Dowlais any information furnished to such person or group or any of its representatives which was not previously furnished to Dowlais; and

•
engage in or otherwise participate in discussions or negotiations with such person or group and its representatives regarding such Qualifying AAM Alternative Proposal.

For purposes of this proxy statement and the Co-operation Agreement:
“AAM Alternative Proposal” means any proposal or offer from any person or group relating to any:
•
direct or indirect acquisition in a single transaction or a series of related transactions, including by means of the acquisition of capital stock of any AAM subsidiary, of assets or properties that constitute 20% or more of the assets and properties (based on fair market value) of AAM and its subsidiaries (the “AAM Group”), taken as a whole, or to which 20% or more of the AAM Group’s revenues or earnings on a consolidated basis are attributable;

•
direct or indirect acquisition or purchase, in a single transaction or a series of related transactions, of beneficial ownership, or the right to acquire beneficial ownership, of 20% or more of the voting power of all outstanding equity securities of AAM; or

•
sale or other disposition (including by way of merger (including parent-to-parent merger), consolidation, share exchange, business combination, reorganization, recapitalization or other similar transaction) in a single transaction or a series of related transactions of 20% or more of the voting power of all outstanding equity securities of AAM, in each case, other than the Combination.

“AAM Takeover Proposal” means any bona fide written proposal made by a person or group after the date of the Co-operation Agreement to enter into an AAM Alternative Proposal, but with all references to 20% in the definition of AAM Alternative Proposal being treated as references to 50% for these purposes, that:
•
did not result from AAM’s breach of its non-solicitation obligations under the Co-operation Agreement;

•
is on terms that the AAM Board determines in good faith (after consultation with external legal counsel and a financial adviser) to be more favorable from a financial point of view to the AAM Stockholders than the Combination, taking into account all relevant factors (including after taking into account all of the terms and conditions of, and the likelihood of completion of, such offer and of the Co-operation Agreement, the time likely to be required to consummate such offer and other risks to consummation of such offer); and

•
the AAM Board determines in good faith (after consultation with external legal counsel and a financial adviser) is reasonably capable of being completed in accordance with its terms, taking into account all financial, regulatory, legal and other aspects of such proposal.

Regulatory Undertakings
Under the Co-operation Agreement, AAM agreed to determine the strategy for obtaining the Clearances and satisfying all regulatory conditions to the Combination, but only after prior consultation with Dowlais and having considered its reasonable comments. AAM agreed to use all reasonable endeavors to obtain the Clearances and satisfy the regulatory conditions as soon as reasonably practicable following the date of the Co-operation Agreement and in any event in sufficient time to enable the closing to occur by the Long Stop Date. Such reasonable endeavors include AAM (i) where reasonable to do so, defending any lawsuits or other legal proceedings by a relevant authority (whether judicial or administrative) challenging the Co-operation Agreement or the Combination; and (ii) at the earliest date necessary or expedient to obtain the Clearances within sufficient time to enable the closing to occur by the Long Stop Date, offering and/or agreeing to regulatory remedies that are required (or reasonably expected to be required) to obtain the Clearances, provided that AAM is not obliged to offer any such regulatory remedies which can be reasonably considered likely to (A) materially impact the value or operations of the AAM Group following closing or (B) materially impact the ability of AAM to realize the benefits of the Combination. Each of AAM and Dowlais agreed to provide such information and assistance as the other party may reasonably request for the purposes of obtaining the Clearances, making any submission, filings or notifications to any regulatory authority and for the preparation of the Scheme Document and this proxy statement and to keep the other party reasonably informed of material developments in obtaining the Clearances. Although the parties agreed to bear their own costs in relation to the preparation of any filings, notifications, submissions, correspondence and/or communications relating to the Clearances or satisfying the regulatory conditions, AAM agreed to pay for all filing fees payable in connection with obtaining the Clearances.
Undertakings Concerning AAM Stockholder Approval and the Scheme Document
Under the Co-operation Agreement, AAM agreed to take certain actions with regard to receipt of the approval from AAM Stockholders of the Charter Amendment Proposal and the Share Issuance Proposal. AAM agreed to use all reasonable endeavors to resolve comments to this proxy statement, if any, provided by the SEC and to do so as promptly as reasonably practicable following receipt, to solicit proxies from AAM Stockholders in favor of the approval of the Charter Amendment Proposal and the Share Issuance Proposal, to cause the New AAM Shares to be issued to Dowlais Shareholders pursuant to the Scheme of

Arrangement and to file a certificate of amendment giving effect to the Charter Amendment with the Secretary of State of the State of Delaware in accordance with the provisions of the General Corporation Law of the State of Delaware.
Additionally, AAM agreed to provide to Dowlais all information about AAM as may be reasonably requested for inclusion in the Scheme Document or any other document required to be produced by the Panel, the Takeover Code, or any other applicable laws in connection with the Combination, to provide all other assistance which may be reasonably required with the preparation of the Scheme Document or any other document required by the Takeover Code or other applicable law including access to, and ensuring that reasonable assistance is provided by, its professional advisers, and to procure that the directors of the AAM Board accept responsibility, in the terms required by the Takeover Code, for all information in the Scheme Document relating to themselves (and their close relatives, related trusts and persons connected with them, each as defined in the Takeover Code), the AAM group, persons acting in concert with AAM, and statements of opinion, belief, intent or expectation of AAM or the directors of the AAM Board in relation to the Combination, AAM’s plans for the Dowlais group following the closing of the Combination or otherwise in relation to the Combined Group following the closing of the Combination and any other information in the Scheme Document for which a bidder is required to accept responsibility under applicable law. Furthermore, AAM agreed to use all reasonable endeavors to cause (i) the New AAM Shares to be issued in reliance on an exemption from the registration requirements under Section 3(a)(10) of the Securities Act and (ii) the New AAM shares to be approved for listing of the NYSE, subject only to official notice thereof.
Right to Switch to a Takeover Offer
Subject to the consent of the Panel (if required), AAM may elect to implement the Combination by way of a takeover offer rather than by means of the Scheme of Arrangement, where:
•
Dowlais provides its prior written consent;

•
a “Competing Proposal” is made or announced, consisting of:

•
an offer (including a partial or tender offer), merger, acquisition, scheme of arrangement and/or reverse takeover (or an announcement of a firm intention under Rule 2.7 of the Takeover Code to do the same), the purpose of which is to acquire, directly or indirectly, 30% or more of the issued and to be issued ordinary share capital of Dowlais (when aggregated with the shares already held by the acquirer and any person acting or deemed to be acting in concert with the acquirer), or any arrangements or series of arrangements which results in any party acquiring, consolidating or increasing “control” (as defined in the Takeover Code) of Dowlais;

•
the acquisition or disposal, directly or indirectly, of all or a significant proportion (being 30% or more) of the business, assets and/or undertakings of the Dowlais group calculated by reference to any of its revenue, profits or market capitalization taken as a whole;

•
a demerger, any material reorganization and/or liquidation involving all or a significant portion (being 30% or more) of the Dowlais group calculated by reference to any of its revenue, profits or market capitalization taken as a whole; or

•
except with AAM’s prior written consent, any proposal, announcement or offer from any person or group relating to any direct or indirect acquisition, purchase, lease, exchange, transfer, license, sale or other disposition in a single transaction or series of related transactions of all or any material part of Dowlais’ Powder Metallurgy business, GKN Powder/Hoeganaes division and/or GKN Sinter Metals division;

in each case, which is not effected by AAM (or any of its concert parties (as defined in the Takeover Code)) or at AAM’s direction or with AAM’s written agreement, whether implemented in a single transaction or a series of transactions and whether conditional or otherwise; or
•
the Dowlais Board of Directors withdraws or materially and adversely qualifies its recommendation to the Dowlais Shareholders to vote in favor of the Scheme of Arrangement.

If AAM elects to implement the Combination by way of a takeover offer under the circumstances described above, the acceptance condition will be set at 90% of Dowlais Shares to which the takeover offer relates, (or such lesser percentage as may be determined after consultation with the Panel (if necessary) or as agreed with Dowlais), being in any case more than 50% of the voting rights normally exercisable at a general meeting of Dowlais, including, for this purpose, any such voting rights attaching to Dowlais Shares that are issued before the takeover offer becomes or is declared unconditional (whether pursuant to the exercise of any outstanding subscription or conversion rights or otherwise). Additionally, AAM will refrain from taking any action that would cause the Combination not to proceed, to lapse or to be withdrawn for failure to reach the acceptance condition prior to the 60th day after publication of the takeover offer document dispatched to Dowlais Shareholders.
Conduct of Business
During the pendency of the Combination, AAM agreed to certain restrictions on its business. Subject to certain exceptions, prior to the closing date of the Combination, AAM will not allot or issue any AAM capital stock or other equity securities nor grant any option or right to subscribe for any AAM capital stock or other equity securities; consolidate, sub-divide, reclassify, redeem or repurchase any shares of AAM capital stock; amend its organizational documents (other than to adopt the Charter Amendment); directly or indirectly, repurchase, redeem or otherwise acquire, cancel or reduce, any of its capital stock or any rights, warrants or options to acquire any such capital stock; undertake any other form of equity capital reorganization not otherwise referred to in the foregoing; adopt a plan of partial or complete liquidation or dissolution; do or fail to do any act or thing that would reasonably be expected to result in a de-listing of AAM Shares from the NYSE; or agree, resolve, commit or announce publicly any agreement or intention to do any of the foregoing (as applicable), whether conditionally or unconditionally. AAM will not announce, declare, make or pay any dividend or other distribution or other return of capital. If, during the pendency of the Combination, AAM announces, declares, makes or pays an AAM Excluded Dividend, then Dowlais is entitled to elect by five business days’ written notice to AAM to declare and pay an equalizing dividend to Dowlais Shareholders so as to reflect the value attributable to all or part of such dividend, distribution or return of capital, at the spot exchange rate between U.S. Dollars and Pound Sterling as published by the Bank of England, without any consequential reduction to the Consideration (a “Dowlais Equalizing Dividend”). Dowlais is permitted to make the following distributions: (i) the FY24 Final Dividend, provided that such dividend does not exceed an amount per Dowlais Share of more than 2.8 pence; and (ii) any Dowlais Equalizing Dividend. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of the Offer Announcement and before the date on which the Combination becomes effective, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital.
Termination of the Co-operation Agreement
The Co-operation Agreement will terminate:
(a)
if agreed in writing between AMM and Dowlais;

(b)
upon service of written notice by AAM to Dowlais if the Dowlais board of directors withdraws or materially and adversely qualifies its recommendation to the Dowlais Shareholders to vote in favor of the Scheme of Arrangement;

(c)
upon service of written notice by either party if one or more of the following occurs:

i.
a Competing Proposal for Dowlais becomes effective or is declared or becomes unconditional;

ii.
if the Combination (whether implemented by way of the Scheme Document or a takeover offer) is withdrawn, terminates or lapses in accordance with its terms and (where required) with the permission of the Panel, unless such lapse or withdrawal:

•
is as a result of the exercise of the right of AAM to implement the Combination by way of a right to switch; or

•
is to be followed promptly by a firm intention announcement (under Rule 2.7 of the Takeover Code) made by AAM or person acting in concert (as defined in the Takeover Code) with AAM to implement the Combination by a different offer or scheme on substantially the same or improved terms, and such announcement is made within five business days of such lapse or withdrawal;

iii.
prior to the Long Stop Date, any condition (other than a regulatory condition or a condition in respect of AAM Stockholders not having approved the Charter Amendment Proposal, the Share Issuance Proposal and the Adjournment Proposal at the Special Meeting) has been invoked by AAM (in circumstances where the invocation of the relevant condition is permitted by the Panel);

iv.
if the Scheme of Arrangement is not approved by the Court or the Dowlais resolutions are not passed at the Dowlais General Meeting or the Court refuses to sanction the Scheme of Arrangement, other than in circumstances where AAM has elected, pursuant to an agreed switch, to implement the Combination by way of a takeover offer;

v.
unless otherwise agreed by the parties in writing or required by the Panel, the Scheme of Arrangement did not become effective by the Long Stop Date;

vi.
the Charter Amendment Proposal, the Share Issuance Proposal and the Adjournment Proposal are not approved by AAM Stockholders at the Special Meeting;

vii.
if an event causing the payment of any of the break fees by AAM occurs; or

viii.
any regulatory condition has been invoked by AAM (in circumstances where the invocation of the relevant regulatory condition is permitted by the Panel);

(d)
upon service of written notice by Dowlais on AAM if:

i.
AAM makes an announcement prior to the publication of a proxy statement for the Special Meeting that: (A) it will not convene the Special Meeting; or (B) it intends not to file a proxy statement with the SEC for the Special Meeting or transmit a proxy statement to AAM Stockholders for the Special Meeting;

ii.
the proxy statement for the Special Meeting does not include the AAM Board’s recommendation to AAM Stockholders to vote in favor of the Charter Amendment Proposal and the Share Issuance Proposal at the Special Meeting; or

iii.
an AAM Board Recommendation Change has occurred; or

(e)
upon the consummation of the Combination.

Certain provisions of the Co-operation Agreement relating to interpretations, the applicability of the Takeover Code, the invalidity of the Co-operation Agreement, termination, warranties and undertakings, notices, general provisions, governing law, agent for services and, in circumstances where the Agreement is terminated on or after the closing of the Combination, Dowlais share plans and directors’ and officers’ liability insurance will survive the termination of the Co-operation Agreement.
Break Fee Payment Events
Under the Co-operation Agreement, AAM will, subject to certain exceptions and exclusions, be required to pay Dowlais: (1) $50,000,000 if (a) an AAM Board Recommendation Change has occurred or (b) the Special Meeting has not taken place prior to the Long Stop Date; (2) $50,000,000 if AAM invokes certain regulatory conditions or any regulatory conditions have not been satisfied or waived by AAM by the Long Stop Date; or (3) $14,000,000 if AAM Stockholders do not approve the Charter Amendment Proposal or the Share Issuance Proposal prior to the Long Stop Date and there has not been an AAM Board Recommendation Change.

Financing
The following is a summary of selected provisions of the Second Amendment and the Amended and Restated Bridge Facilities. While we believe this description covers the material terms of the Second Amendment and the Amended and Restated Bridge Facilities, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the full text of the Second Amendment, the Amended and Restated First Lien Bridge Facility and the Amended and Restated Second Lien Bridge Facility, which are attached as exhibits 10.1, 10.3 and 10.4 to the Current Report on Form 8-K filed by AAM with the SEC on February 24, 2025, and is incorporated by reference into this proxy statement. See the section entitled “Where You Can Find More Information” beginning on page 141. We urge you to read each of the Second Amendment, the Amended and Restated First Lien Bridge Facility and the Amended and Restated Second Lien Bridge Facility carefully and in their entirety.
AAM and certain of its subsidiaries entered into the Second Amendment to amend the Existing Credit Agreement in order to, among other things, (i) modify certain terms of the Existing Credit Agreement to (a) permit the consummation of the Combination and the incurrence of the Amended and Restated Bridge Facilities and (b) provide for the extension of the maturity date with respect to the Tranche A Term Loans and Revolving Commitments (each as defined in the Existing Credit Agreement) of each Existing Lender that consents to such extension and (ii) obtain (x) incremental term loan B commitments under the Existing Credit Agreement in an aggregate amount of $843 million and (y) incremental revolving commitments in an aggregate amount of $570 million.
Additionally, and in connection with the Combination, on February 24, 2025, AAM and certain of its subsidiaries entered into (i) the Amended and Restated First Lien Bridge Credit Agreement, pursuant to which the First Lien Bridge Lenders have agreed to provide a $843 million interim loan facility and (ii) the Amended and Restated Second Lien Bridge Credit Agreement, pursuant to which the Second Lien Bridge Lenders have agreed to provide a $500 million interim loan facility. The Second Amendment, the Amended and Restated First Lien Bridge Credit Agreement and the Amended and Restated Second Lien Bridge Credit Agreement contain customary representations and warranties, events of default and covenants for transactions of this type.
The borrowings available under the Incremental Facilities will be used, together with borrowings available under the Amended and Restated Bridge Facilities, among other things, to finance the cash consideration payable to Dowlais Shareholders pursuant to the Combination and expenses payable in connection with the Combination (including debt refinancing costs). Borrowings under the Incremental Facilities and the Amended and Restated Bridge Facilities will be subject to customary “certain funds” provisions consistent with the Takeover Code. Such provisions apply until the end of a customary “certain funds period” which includes, among other customary triggers in respect of the Scheme of Arrangement lapses or being terminated or withdrawn, a long stop date of July 29, 2026, consistent with the requirements of the Takeover Code.
The obligations of AAM under the Second Amendment and Amended and Restated Bridge Facilities will be guaranteed, jointly and severally, by all of AAM’s present and future domestic subsidiaries, with certain exceptions in accordance with the terms of the Second Amendment and the Amended and Restated Bridge Facilities, as applicable.
AAM expects to replace the Amended and Restated Bridge Facilities with permanent financing before or after the closing of the Combination. As AAM has not yet secured the terms of such permanent financing, the unaudited pro forma condensed combined financial information reflects the terms of the Amended and Restated Bridge Facilities. If and to the extent any of the Amended and Restated Bridge Facilities are funded and remain outstanding on the one-year anniversary of the closing date of the Combination, 1.00% of the aggregate principal balance of loans outstanding on the Amended and Restated Bridge Facilities will be payable to the lenders under the Amended and Restated Bridge Facilities. The pro forma financial information included herein does not assume payment of the Conversion Fee, as AAM expects to replace the Amended and Restated Bridge Facilities with permanent financing prior to the consummation of the Combination, or, to the extent any of the Amended and Restated Bridge Facilities are funded on the closing date of the Combination, to refinance or replace the Amended and Restated Bridge Facilities prior to the Conversion Date.

No Dissenters’ Rights
No AAM Stockholder will be entitled to exercise appraisal or dissenters’ rights or to demand payment for his, her or its AAM Shares in connection with the Combination.
United States Federal Income Tax
In connection with the Combination, AAM Stockholders will not exchange or otherwise dispose of their AAM Shares or engage in any other transaction with respect to such shares that requires the recognition of gain or loss for United States federal income tax purposes. Accordingly, AAM Stockholders will not realize gain or loss for United States federal income tax purposes in connection with the Combination with respect to their AAM Shares.
AAM Stockholders who, immediately prior to the consummation of the Combination, also own Dowlais Shares generally will recognize capital gain or loss on the exchange of their Dowlais Shares for New AAM Shares pursuant to the Combination, and the cash consideration received on the disposition of Dowlais Shares may be subject to United States federal income tax as a deemed dividend to the extent that Section 304 of the Internal Revenue Code applies to the Combination. In that case, a non-U.S. AAM Stockholder who also owns Dowlais Shares may be subject to a withholding tax at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty) from the cash consideration received pursuant to the Combination unless it certifies, through certain special certification procedures (if made available by the applicable withholding agent through the brokerage network), that the cash consideration is not subject to the deemed dividend treatment of Section 304 of the Internal Revenue Code. AAM Stockholders who, immediately prior to the consummation of the Combination, also own Dowlais Shares should review the Scheme Document for additional details regarding the application of Section 304 of the Internal Revenue Code to the Combination.
AAM has agreed to take certain steps to assist certain Dowlais Shareholders who are not tax residents in the U.S. in taking any required action as a result of the potential application of U.S. withholding tax under Section 304 of the Internal Revenue Code, including the provision of any certifications which may be required to be made by Dowlais Shareholders to certify whether or not such Dowlais Shareholders meet the requirements for exemption from U.S. deemed dividend tax (and therefore potentially not be subject to such withholding tax).
Accounting Treatment
We prepare our financial statements in accordance with U.S. GAAP. The Combination will be accounted for as a business combination using the acquisition method of accounting with AAM being treated as the acquirer. The Combination will result in the recognition of assets acquired and liabilities assumed at fair value. The preliminary allocation of the purchase price used in the pro forma combined financial information presented elsewhere in this proxy statement is based on preliminary estimates and currently available information. These assumptions and estimates, some of which cannot be finalized until the closing of the Combination, will be revised as additional information becomes available upon the closing of the Combination and finalization of the valuation of Dowlais’ assets and liabilities. The final determination of the allocation of the purchase price will be based on the fair values of the assets and liabilities of Dowlais as of the closing date of the Combination.
Irrevocable Undertakings
AAM has received irrevocable undertakings to vote in favor (or procure a vote in favor) of the Scheme of Arrangement at the Court Meeting and the resolutions to be proposed at the Dowlais General Meeting from those Dowlais Directors who hold Dowlais Shares in respect of their own beneficial shareholdings, totaling 3,864,429 Dowlais Shares representing approximately 0.3% of the issued ordinary share capital of Dowlais as of January 28, 2025, being the last business day before the date of the Offer Announcement. These irrevocable undertakings remain binding in the event a competing offer is made for Dowlais. These irrevocable undertakings also extend to any shares acquired by the Dowlais Directors as a result of the vesting of awards under Dowlais equity incentive plans. The obligations of the Dowlais Directors under the irrevocable undertakings given by them will lapse and cease to have effect on and from the earlier of the following occurrences: (i) AAM publicly announces, with the consent of the Panel, that it does not intend to proceed with the Combination; (ii) the Combination lapses, is withdrawn or otherwise terminates in accordance with its terms; (iii) the Scheme of Arrangement has not become effective before 11.59 p.m. on the Long Stop Date; or (iv) if any competing offer for Dowlais is declared wholly unconditional or becomes effective.
Regulatory Matters
General
Pursuant to the Co-operation Agreement, AAM, after prior consultation with Dowlais, agreed to determine the strategy for satisfying and obtaining the Clearances and to interface with regulatory authorities.
AAM and Dowlais agreed to provide each other with such information and assistance as AAM or Dowlais, as applicable, may reasonably require for the purposes of obtaining the Clearances and making any submission, filing or notification to any regulatory authority. AAM is required to use all reasonable endeavors to obtain the Clearances as soon as reasonably practicable and in any event in sufficient time to enable closing to occur by the Long Stop Date. The Clearances include approval or deemed approval pursuant to, (1) the EU Merger Regulation, (2) the U.K. Enterprise Act 2002, (3) the HSR Act, (4) the Anti-Monopoly Law of the People’s Republic of China, (5) the Monopoly Regulation and Fair Trade Act of the Republic of Korea, (6) the Mexican Federal Economic Competition Law, (7) Law No. 12,529 of 2011 of Brazil, (8) the French Monetary and Financial Code (Code monétaire et financier), (9) the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) or the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz) and (10) the EU Foreign Subsidies Regulation (Regulation (EU) No. 2022/2560). Although we expect that all Clearances will be obtained, we cannot assure you that these Clearances will be timely obtained, obtained at all or that the granting of these Clearances will not involve the imposition of additional conditions on the closing of the Combination. Receipt of the Clearances are conditions to the making of the Offer. Additional information is provided above under the heading “Information About the Combination — The Co-operation Agreement.”
European Commission
If the Combination constitutes, or is deemed to constitute, a concentration with a “Community dimension” within the scope of the EU Merger Regulation, any of the following having occurred:
i.
the European Commission (the “Commission”) indicating that the arrangement notified does not fall within the scope of the EU Merger Regulation pursuant to Article 6(1)(a) of the EU Merger Regulation; or

ii.
the Commission indicating that the concentration is compatible with the internal market pursuant to Articles 6(1)(b), (including in conjunction with Article 6(2)), 8(1) or 8(2) of the EU Merger Regulation unconditionally or on terms reasonably satisfactory to AAM, or having been deemed to have done so pursuant to Article 10(6); or

iii.
if the Commission makes a referral in whole or in part under Article 4(4) or Article 9 of the EU Merger Regulation, or is deemed to have made such a reference, to a competent authority of one or more Member States whose laws prohibit the parties from completing the Combination before clearance is obtained under national merger control, such clearance being obtained (or being deemed to be obtained) whether unconditionally or on terms reasonably satisfactory to AAM from the competent authority or authorities of the relevant member state or states (and the Commission as applicable, where such referral has been made in part), or any relevant waiting periods having expired (provided that if the Commission makes a referral of the whole of the concentration under Article 4(4) or Article 9 of the EU Merger Regulation to the competent authority or authorities of one or more Member States whose laws in each case do not prohibit the parties from completing the Combination before clearance is obtained under national merger control, this clause (iii) will be deemed to be satisfied).

United Kingdom
If the Combination constitutes, or is deemed to constitute, a relevant merger situation within the meaning of the U.K. Enterprise Act, one of the following having occurred:
i.
following submission of a CMA Briefing Paper to the Competition and Markets Authority (“CMA”) and with respect to the Combination:

a.
the CMA’s position as most recently communicated to the parties being that it has no further questions in respect of the Combination; and

b.
as at the date on which all other conditions are satisfied or waived, the CMA not having:

1.
requested submission of a merger notice in the prescribed form as contemplated by Section 96 of the Enterprise Act 2002; or

2.
given notice to either party that it is commencing an investigation to determine whether to make a reference under Section 33 of the Enterprise Act 2002; or

3.
indicated that the statutory review period in which the CMA has to decide whether to make a reference under Section 34ZA of the U.K. Enterprise Act has begun; or

4.
requested documents or attendance by witnesses under Section 109 of the U.K. Enterprise Act, which may indicate it is considering commencing the aforementioned review period in respect of the Combination; or

ii.
where the CMA has commenced an investigation following the submission of a CMA Briefing Paper or a Merger Notice, the CMA either:

a.
having confirmed on terms reasonably satisfactory to AAM that the Combination or any matter arising therefrom or related thereto will not be subject to a Phase 2 reference under the EA or on any other statutory basis (a “Phase 2 CMA Reference”), or the applicable time period for the CMA to make a Phase 2 CMA Reference having expired without the CMA having made such a Phase 2 CMA Reference; or

b.
in the event that a Phase 2 CMA Reference is made in relation to the Combination, the CMA either:

1.
concluding in a report published in accordance with Section 38 of the U.K. Enterprise Act that neither the Combination nor any matter arising from or relating to the Combination nor any part of it has or is expected to result in a substantial lessening of competition within any market or markets in the United Kingdom for goods or services; or

2.
allowing the Combination and any matter arising from or relating to the Combination to proceed on terms reasonably satisfactory to AAM.

United States of America
All applicable notifications and filings having been made and any applicable waiting periods (including any extensions or the expiration of any customary timing agreements or similar commitments not to close before a certain period of time) under the HSR Act and the rules and regulations made thereunder having expired, lapsed or been terminated as appropriate in each case in respect of the Combination and any commitment or agreement with any governmental entity to stay, toll or extend any applicable waiting period under the HSR Act or to otherwise not consummate the Combination will have expired, lapsed or been terminated. On February 7, 2025, the HSR Act waiting period commenced in connection with the Combination upon submission of the required Notification and Report forms with the Federal Trade Commission and the Antitrust Division of the Department of Justice. The waiting period under the HSR Act expired at 11:59PM on March 10, 2025.

People’s Republic of China
If the Combination constitutes, or is deemed to constitute, a notifiable concentration of undertakings within the meaning of Article 25 of the Anti-Monopoly Law of the People’s Republic of China (as amended) and its implementing regulations (the “PRC AML”), and following notification of the Combination to the China’s State Administration for Market Regulation (“SAMR”), SAMR issuing a formal notice approving the Combination (unconditionally or on terms reasonably satisfactory to AAM) in order for AAM to consummate the Combination.
South Korea
If the Combination constitutes, or is deemed to constitute, a notifiable acquisition under the Monopoly Regulation and Fair Trade Act of the Republic of Korea (“MRFTA”), the Korea Fair Trade Commission (“KFTC”) having either: issued an approval notification pursuant to the MRFTA that the Combination does not violate Article 9 paragraph 1 (Restriction on Business Combination) of the MRFTA (as applicable); or if the KFTC issues an examiner’s report, issued a decision approving the Combination whether unconditionally or subject to conditions reasonably satisfactory to AAM. On May 30, 2025, AAM received approval in South Korea under the MRFTA.
Mexico
If the Combination constitutes, or is deemed to constitute a notifiable acquisition under the Mexican Federal Economic Competition Law, the parties having received unconditional approval or approval on terms reasonably satisfactory to AAM from the Mexican Federal Economic Competition Commission (Comisión Federal de Competencia Económica) (“COFECE”) or any authority that succeeds it under the applicable Mexican Federal Economic Competition Law or any other applicable law regulating competition that may be enacted having expired.
Brazil
If the Combination constitutes or is deemed to constitute a notifiable acquisition under Law No. 12,529 of 2011, either of the following having occurred:
i.
the Brazilian Antitrust Governmental Authority (Conselho Administrativo de Defesa Econômica) (“CADE’s”) General Superintendence Office issuing a decision approving or clearing the Combination without conditions or on terms reasonably satisfactory to AAM and an additional mandatory fifteen day waiting period following publication of the decision in the Federal Official Gazette (Diário Oficial da União) having lapsed with no related appeal by a third party or request for further review by any of CADE’s commissioners; or

ii.
in the event that any appeal is filed, further review is requested by CADE’s Tribunal or CADE’s General Superintendence Office does not clear the Combination without conditions and refers the Combination to CADE’s tribunal, the publication of the final decision approving the Combination by CADE’s tribunal with or without any conditions, on terms reasonably satisfactory to AAM, deemed unappealable at the administrative sphere.

France
If the Combination constitutes or is deemed to constitute a notifiable acquisition under Articles L. 151-3 and followings and Articles R. 151-1 and followings of the French Monetary and Financial Code (Code monétaire et financier), one of the following having occurred:
i.
an expressed decision by the French Minister of the Economy or any person belonging to the General Directorate of the Treasury (Direction Générale du Trésor) officially empowered to deliver decisions under Article L. 151-3 of the French Monetary and Financial Code in his name and behalf (the “French FDI Authority”) that the Combination does not fall within the scope of the French FDI Law; or

ii.
an expressed decision by the French FDI Authority, pursuant to French FDI Law, that authorizes the completion of the Combination unconditionally or on terms reasonably satisfactory to AAM.

Germany
If the Combination constitutes or is deemed to constitute a notifiable acquisition by the German Federal Ministry for Economic Affairs and Climate Action (Bundesministerium für Wirtschaft und Klimaschutz — “BMWK”), one of the following having occurred:
i.
the BMWK issuing: (A) a clearance (Freigabe) pursuant to Section 58a para. 1 sentence 1 or sec. 61 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) (“AWV”) without conditions or on terms reasonably satisfactory to AAM, or (B) a certificate of non-objection (Unbedenklichkeitsbescheinigung) pursuant to Section 58 para. 1 sentence 1 AWV; or

ii.
the BMWK having not issued a clearance, certificate of non-objection or initiated a formal investigation for the Combination within two months of receipt of an application for a clearance or a certificate of non-objection; or within any applicable extension period pursuant to Sec. 14a(1) No. 1 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz) (“AWG”); or

iii.
the BMWK having not prohibited (untersagt) the Combination within the periods specified in Section 14a AWG; or

iv.
the BMWK declaring in writing that the Combination can be closed without having obtained prior approval from the BMWK.

EU Foreign Subsidies Regulation
If the Combination constitutes or is deemed to constitute a notifiable acquisition under the EU Foreign Subsidies Regulation, or the Commission requests such notification under Article 21(5) of the EU Foreign Subsidies Regulation, any of the following having occurred:
i.
the Commission declaring that the Combination does not fall within the scope of the EU Foreign Subsidies Regulation; or

ii.
the Commission either declaring that there are insufficient indications to initiate an in-depth investigation and closing a preliminary review pursuant to Article 10(4) of the EU Foreign Subsidies Regulation or not initiating an in-depth investigation within the relevant period provided for in Article 24 of the EU Foreign Subsidies Regulation;

iii.
the Commission not adopting a decision specified in Article 25(3) of the EU Foreign Subsidies Regulation within the time period specified in Article 25(4) of the EU Foreign Subsidies Regulation, following an in-depth investigation; or

iv.
following an in-depth investigation, the Commission either issuing a no objection decision pursuant to Article 11(4) (in conjunction with Article 25(3)(b)); or a decision on terms reasonably satisfactory to AAM pursuant to Article 11(3) (in conjunction with Article 25(3)(a) of the EU Foreign Subsidies Regulation).

Directors’ and Officers’ Liability Insurance
To the extent permitted by applicable law, for six years after the closing date of the Combination, AAM agreed to undertake in favor of Dowlais and in favor of each of the directors, officers and employees of Dowlais and each of its subsidiary undertakings as at and prior to the closing date of the Combination to procure that the members of the Dowlais group will honor and fulfil all their respective obligations (if any) existing at the closing date of the Combination regarding: elimination of liability of directors, indemnification of officers, directors and employees and advancement of reasonable and properly documented expenses incurred with respect to matters existing or occurring at or prior to the closing date of the Combination and provision of assistance to directors, officers and employees of the Dowlais group to the extent they need to make a claim against the Dowlais group directors’ and officers’ insurance policy (including any run off cover), in each case with respect to matters existing or occurring at or prior to the closing date of the Combination.
AAM agreed to procure the provision of directors’ and officers’ liability insurance for both current and former directors, officers and employees of the Dowlais group, including directors and officers and employees who retire or whose employment is terminated as a result of the Combination, for acts and omissions up to and including the closing date of the Combination, in the form of run-off cover for a period of six years following the closing date of the Combination. Such insurance cover will be with reputable insurers and provide cover, in terms of amount and breadth, at least as much as that provided under the Dowlais group’s directors’ and officers’ liability insurance as at the date of the Co-operation Agreement.
Amendment and Waiver
No variation or amendment or modification to the Co-operation Agreement will be effective unless made in writing and executed by each of AAM and Dowlais. No delay or omission by AAM or Dowlais in exercising any right, power or remedy provided by law or under the Co-operation Agreement will affect that right, power or remedy or operate as a waiver of it.
Governing Law
The Co-operation Agreement is to be governed by and construed in accordance with English law. Each party irrevocably agrees that the Courts of England will have exclusive jurisdiction in relation to any dispute or claim arising out of or in connection with the Co-operation Agreement. Each party irrevocably waives any right that it may have to object to an action being brought in those Courts.
Each of AAM and Dowlais has acknowledged and agreed that damages may not be an adequate remedy for any breach or threatened breach by it of this Agreement and that the party who is not in breach will be entitled without proof of special damage to seek injunctive relief and other equitable remedy (including specific performance).

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
(in millions, except per share amounts)
On January 29, 2025, AAM issued the Offer Announcement pursuant to Rule 2.7 of the Takeover Code, disclosing the terms of our Offer to acquire the entire issued and to be issued share capital of Dowlais. Under the terms of the Offer, Dowlais Shareholders will be entitled to receive, for each Dowlais Share held by such shareholder, 42 pence per share in cash and 0.0863 New AAM Shares. The consideration payable to Dowlais Shareholders pursuant to the Combination is subject to certain Consideration Adjustments as described in more detail in the section of this proxy statement entitled “Information About the Combination — Consideration Adjustments.” In addition, in connection with the Combination, AAM expects to incur additional debt that will be used, in part, to fund the cash consideration payable in connection with the Combination, related fees and expenses, and repay the existing indebtedness of Dowlais.
The following unaudited pro forma condensed combined financial information (comprised of the unaudited pro forma condensed combined balance sheet, unaudited pro forma condensed combined statements of income and the related notes, and referred to within this proxy statement as the pro forma financial statements) gives effect to the Combination and related financing, which includes adjustments for the following:
•
the conversion of Dowlais’ historical financial statements from Pound Sterling to U.S. Dollars;

•
certain reclassifications to conform Dowlais’ historical financial statement presentation to AAM’s presentation;

•
the conversion of Dowlais’ historical financial statements prepared in accordance with IFRS, as issued by the International Accounting Standards Board (“IASB”), to U.S. GAAP;

•
application of the acquisition method of accounting under the provisions of Accounting Standards Codification 805, “Business Combinations” (“ASC 805”), and to reflect consideration transferred in exchange for 100% of all outstanding Dowlais Shares; and

•
estimated transaction and financing costs to be incurred in connection with the Combination.

The pro forma financial statements are based on, and should be read in conjunction with, the following:
(i)
the historical consolidated financial statements of AAM and the related notes included in AAM’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 14, 2025, and the historical unaudited consolidated financial statements of AAM and the related notes included in AAM’s Quarterly Report on Form 10-Q for the period ended March 31, 2025, which was filed with the SEC on May 2, 2025, each of which is incorporated by reference in this proxy statement, as further described in the section of this proxy statement entitled “Where You Can Find More Information”; and

(ii)
the consolidated financial statements of Dowlais for the year ended December 31, 2024 and the related notes which are included in this proxy statement. See the section of this proxy statement entitled “Dowlais Financial Statements” for further information.

The unaudited pro forma condensed combined statements of income for the three months ended March 31, 2025 and the year ended December 31, 2024 combine the historical consolidated statements of income of AAM and Dowlais, giving effect to the Combination as if it had been completed on January 1, 2024. The accompanying unaudited pro forma condensed combined balance sheet as of March 31, 2025 combines the historical consolidated balance sheets of AAM and Dowlais, giving effect to the Combination as if it had been completed on March 31, 2025.
The accompanying pro forma financial statements do not reflect the costs of any integration activities or benefits that may result from the realization of future cost savings from operating efficiencies, or any other synergies that may result from the Combination. The pro forma financial statements are provided for informational purposes only and do not purport to indicate the results that would actually have been obtained had the Combination been completed on the assumed date or for the periods presented, or which may be realized in the future.

To produce the pro forma financial statements, AAM adjusted Dowlais’ assets and liabilities to their estimated fair values. As of the date of this proxy statement, AAM has not completed the detailed valuation analysis necessary to arrive at the required estimates of the fair value of the Dowlais assets to be acquired and the liabilities to be assumed and the related allocation of purchase price, nor has it identified all adjustments necessary to conform Dowlais’ accounting policies to AAM’s accounting policies. A final determination of the fair value of Dowlais’ assets and liabilities will be based on the actual net tangible and intangible assets and liabilities of Dowlais that exist as of the date of completion of the Combination.
Additionally, the value of the stock consideration in the Combination will be determined based on the trading price of AAM Shares at the time of the completion of the Combination. Accordingly, the accompanying unaudited pro forma purchase price allocation is preliminary and is subject to further adjustments as additional information becomes available and as additional analysis is performed. The preliminary unaudited pro forma purchase price allocation has been made solely for the purpose of preparing the accompanying pro forma financial statements. The preliminary purchase price allocation was based on reviews of publicly disclosed allocations for other acquisitions in the automotive supplier industry, AAM’s historical experience, data that was available through the public domain and AAM’s due diligence review of Dowlais’ business. Until the Combination is completed, both companies are limited in their ability to share information with each other. Upon completion of the Combination, additional valuation analysis will be performed and any increases or decreases in the fair value of relevant balance sheet amounts will result in adjustments to the balance sheet and/or statement of income until the purchase price allocation is finalized. There can be no assurance that such finalization will not result in material changes from the preliminary purchase price allocation included in the accompanying pro forma financial statements.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 2025
in $ millions	AAM (U.S. GAAP) Note 1	Dowlais (IFRS) Notes 1 and 7	Reclassification Adjustments Note 2	IFRS to U.S. GAAP Adjustments Note 3	Notes	Transaction Adjustments Note 5	Notes	Pro Forma Condensed Combined (U.S. GAAP)
Assets
Current assets
Cash and cash equivalents	$549.2	$492.0	$—	$—		$(683.5)	5a	$357.7
Accounts receivable, net	817.4	766.0	(92.9)	—		(12.0)	5b	1,478.5
Inventories, net	434.3	557.0	(59.2)	—		33.7	5c	965.8
Prepaid expenses and other	164.3	—	164.0	—		—		328.3
Derivative financial assets	—	17.0	(17.0)	—		—		—
Current tax assets	—	34.0	(34.0)	—		—		—
Other financial assets	—	20.0	(20.0)	—		—		—
Current assets held-for-sale	67.8	—	—	—		—		67.8
Total current assets	2,033.0	1,886.0	(59.1)	—		(661.8)		3,198.1
Property, plant and equipment, net	1,614.6	2,114.0	—	(132.2)	3a	524.7	5d	4,121.1
Deferred income taxes	198.3	191.0	—	—		27.0	5e	416.3
Goodwill	172.8	—	1,403.0	—		(1,266.3)	5f	309.5
Other intangible assets, net	436.2	—	1,226.3	—		(955.1)	5g	707.4
Goodwill and other intangible assets	—	2,668.0	(2,668.0)	—		—		—
GM postretirement cost sharing asset	113.5	—	—	—		—		113.5
Operating lease right-of-use assets	109.2	—	—	132.2	3a	—		241.4
Other assets and deferred charges	461.8	—	675.8	—		—		1,137.6
Interests in equity accounted investments	—	502.0	(502.0)	—		—		—
Derivative financial assets	—	6.0	(6.0)	—		—		—
Retirement benefit surplus	—	52.0	(52.0)	—		—		—
Other receivables	—	18.0	(18.0)	—		—		—
Total assets	$5,139.4	$7,437.0	$—	$—		$(2,331.5)		$10,244.9
Liabilities and Stockholders’ Equity
Current liabilities
Current portion of long-term debt	$10.5	$40.0	$—	$—		$(40.0)	5i	$10.5
Accounts payable	745.3	—	964.9	—		(12.0)	5h	1,698.2
Accrued compensation and benefits	167.2	—	244.0	—		—		411.2
Trade and other payables	—	1,253.0	(1,253.0)	—		—		—
Deferred revenue	25.0	—	16.8	—		—		41.8
Current portion of operating lease liabilities	24.1	—	—	31.0	3a	—		55.1
Accrued expenses and other	177.9	—	324.3	(62.0)	3a, 3b, 3c	(33.5)	5k	406.7
Lease obligations	—	34.0	(34.0)	—		—		—
Derivative financial liabilities	—	30.0	(30.0)	—		—		—
Current tax liabilities	—	77.0	(77.0)	—		—		—

in $ millions	AAM (U.S. GAAP) Note 1	Dowlais (IFRS) Notes 1 and 7	Reclassification Adjustments Note 2	IFRS to U.S. GAAP Adjustments Note 3	Notes	Transaction Adjustments Note 5	Notes	Pro Forma Condensed Combined (U.S. GAAP)
Provisions	—	156.0	(156.0)	—		—		—
Current liabilities held-for-sale	34.1	—	—	—		—		34.1
Total current liabilities	1,184.1	1,590.0	—	(31.0)		(85.5)		2,657.6
Long-term debt, net	2,609.0	1,822.0	—	—		288.0	5i	4,719.0
Deferred revenue	43.1	—	10.0	—		—		53.1
Deferred income taxes	9.9	256.0	—	—		(99.2)	5j	166.7
Long-term portion of operating lease liabilities	87.2	—	—	122.9	3a 3a, 3b	—		210.1
Postretirement benefits and other long-term liabilities	609.8	—	821.0	(103.5)	3c	—		1,327.3
Other payables	—	29.0	(29.0)	—		—		—
Lease obligations	—	133.0	(133.0)	—		—		—
Derivative financial liabilities	—	3.0	(3.0)	—		—		—
Retirement benefit obligations	—	523.0	(523.0)	—		—		—
Provisions	—	143.0	(143.0)	—		—		—
Total liabilities	4,543.1	4,499.0	—	(11.6)		103.3		9,133.8
Stockholders’ equity
Preferred stock	—	—	—	—		—		—
Series common stock	—	—	—	—		—		—
Common stock	1.3	18.0	—	—		(16.9)	5k	2.4
Paid-in capital	1,401.5	—	—	—		517.2	5k	1,918.7
Accumulated earnings (deficit)	(241.1)	3,084.0	—	11.6	3b	(3,150.1)	5k	(295.6)
Treasury stock at cost	(238.4)	(9.0)	—	—		9.0	5k	(238.4)
Accumulated other comprehensive income (loss)
Defined benefit plans, net of tax	(157.5)	—	—	—		—		(157.5)
Foreign currency translation adjustments	(163.7)	(205.0)	—	—		205.0	5k	(163.7)
Unrecognized gain (loss) on hedges, net of tax	(5.8)	(1.0)	—	—		1.0	5k	(5.8)
Equity attributable to owners of the parent	596.3	2,887.0	—	11.6		(2,434.8)		1,060.1
Noncontrolling interests in subsidiaries	—	51.0	—	—		—		51.0
Total stockholders’ equity	596.3	2,938.0	—	11.6		(2,434.8)		1,111.1
Total liabilities and stockholders’ equity	$5,139.4	$7,437.0	$—	$—		$(2,331.5)		$10,244.9

See the accompanying notes to the pro forma financial statements.

Unaudited Pro Forma Condensed Combined Statement of Income
Three Months Ended March 31, 2025
in $ millions	AAM (U.S. GAAP) Note 1	Dowlais (IFRS) Notes 1 and 7	Reclassification Adjustments Note 2	IFRS to U.S. GAAP Adjustments Note 3	Notes	Transaction Adjustments Note 6	Notes	Pro Forma Condensed Combined (U.S. GAAP)
Net sales	$1,411.3	$1,399.0	$—	$—		$(17.0)	6a	$2,793.3
Cost of goods sold	1,237.4	1,192.0	—	1.3	3a	0.2	6b, 6c, 6e	2,430.9
Gross profit	173.9	207.0	—	(1.3)		(17.2)		362.4
Selling, general and administrative expenses	90.9	192.0	(67.0)	0.4	3a	—		216.3
Amortization of intangible assets	20.6	—	62.0	—		(56.1)	6d	26.5
Restructuring and acquisition-related costs	19.7	—	31.5	—		—		51.2
Operating income	42.7	15.0	(26.5)	(1.7)		38.9		68.4
Interest expense	(42.9)	—	(35.0)	5.7	3a, 3d	(20.0)	6f	(92.2)
Finance costs	—	(41.0)	41.0	—		—		—
Interest income	5.6	3.0	—	—		—		8.6
Other income (expense)
Debt refinancing and redemption costs	(3.3)	—	—	—		—		(3.3)
Gain on Business Combination Derivative	21.9	—	—	—		—		21.9
Share of results of equity accounted investments	—	18.0	(18.0)	—		—		—
Other income (expense), net	(2.9)	—	38.5	(4.0)	3d	—		31.6
Income (loss) before income taxes	21.1	(5.0)	—	—		18.9		35.0
Income tax expense	14.0	9.0	—	—		4.7	6h	27.7
Net income (loss)	$7.1	$(14.0)	$—	$—		$14.2		$7.3
Basic earnings (loss) per share	$0.06	$(0.01)	—	—		—	6i	$0.03
Diluted earnings (loss) per share	$0.06	$(0.01)	—	—		—	6i	$0.03
See the accompanying notes to the pro forma financial statements.

Unaudited Pro Forma Condensed Combined Statement of Income
Year Ended December 31, 2024
in $ millions	AAM (U.S. GAAP) Note 1	Dowlais (IFRS) Notes 1 and 7	Reclassification Adjustments Note 2	IFRS to U.S. GAAP Adjustments Note 3	Notes	Transaction Adjustments Note 6	Notes	Pro Forma Condensed Combined (U.S. GAAP)
Net sales	$6,124.9	$5,542.0	$—	$—		$(103.1)	6a	$11,563.8
Cost of goods sold	5,383.5	4,717.0	—	5.4	3a	14.8	6b, 6c, 6e	10,120.7
Gross profit	741.4	825.0	—	(5.4)		(117.9)		1,443.1
Selling, general and administrative expenses	387.1	1,038.0	(516.5)	1.6	3a	—		910.2
Amortization of intangible assets	82.9	—	252.0	—		(228.5)	6d	106.4
Impairment charge	12.0	—	23.0	—		—		35.0
Restructuring and acquisition-related costs	18.0	—	185.3	—		88.1	6g	291.4
Operating income (loss)	241.4	(213.0)	56.2	(7.0)		22.5		100.1
Interest expense	(186.0)	—	(148.0)	26.0	3a, 3d	(77.9)	6f	(385.9)
Finance costs	—	(168.0)	168.0	—		—		—
Interest income	28.1	28.0	—	—		—		56.1
Other income (expense)
Debt refinancing and redemption costs	(0.6)	—	—	—		—		(0.6)
Share of results of equity accounted investments	—	78.0	(78.0)	—		—		—
Loss on equity securities	(0.1)	—	—	—		—		(0.1)
Other income (expense), net	(20.0)	—	1.8	(19.0)	3d	—		(37.2)
Income (loss) before income taxes	62.8	(275.0)	—	—		(55.4)		(267.6)
Income tax expense (benefit)	27.8	(60.0)	—	—		(13.9)	6h	(46.1)
Net income (loss)	$35.0	$(215.0)	$—	$—		$(41.5)		$(221.5)
Basic earnings (loss) per share	$0.29	$(0.16)					6i	$(0.94)
Diluted earnings (loss) per share	$0.29	$(0.16)					6i	$(0.94)
See the accompanying notes to the pro forma financial statements.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information
1.   Basis of Pro Forma Presentation
The accompanying pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X, as adopted by the SEC, and are based on the historical consolidated financial statements of AAM and Dowlais. AAM’s historical financial statements were prepared in accordance with U.S. GAAP and presented in U.S. Dollars. Dowlais’ historical financial statements were prepared in accordance with IFRS as issued by the IASB and presented in Pound Sterling. The historical Dowlais financial statements have been translated to U.S. Dollars as discussed in Note 7.
The pro forma financial statements reflect pro forma adjustments for:
(i)   reclassifications resulting from differences in AAM and Dowlais’ accounting policies or changes to financial statement presentation to conform the financial statements of AAM and Dowlais (Note 2 — Effect of Reclassification Adjustments);
(ii)   adjustments to Dowlais financial statements for differences in accounting treatment and/or financial statement presentation between IFRS and U.S. GAAP (Note 3 — IFRS to U.S. GAAP Adjustments); and
(iii)   adjustments to reflect the consideration transferred in exchange for 100% of all outstanding Dowlais Shares and the resulting application of the acquisition method of accounting under ASC 805, as well as estimated transaction and financing costs anticipated to be incurred in connection with the Combination (Note 4 — Preliminary Consideration, Note 5 — Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet and Note 6 — Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Income).
The pro forma balance sheet has been prepared as if the Combination occurred on March 31, 2025, which is AAM’s most recent balance sheet date prior to the filing of this proxy statement. The pro forma statements of income have been prepared as if the Combination occurred on January 1, 2024.
The accompanying pro forma financial statements were prepared using the acquisition method of accounting under the provisions of ASC 805 with AAM considered the acquirer of Dowlais. The acquisition method generally requires the acquirer to allocate the purchase price to the identifiable assets and liabilities of the acquired entity based on the acquisition-date fair values of the assets and liabilities, with certain exceptions.
For purposes of preparing the pro forma financial statements, AAM has calculated the estimated purchase price (Note 4 — Preliminary Consideration) and has allocated the estimated purchase price to the identifiable tangible and intangible assets acquired and liabilities assumed based on preliminary estimates of their respective fair values, where applicable. These estimates are based on certain assumptions related to the Combination and are subject to change as additional information becomes available. The final amounts will be based on the fair value of the identifiable tangible and intangible assets and liabilities of Dowlais as of the effective date of the Combination and may differ materially from the information included herein.
The following table represents the exchange rates used throughout the pro forma financial statements. Dowlais’ historical financial statements and pro forma adjustments were translated from Pound Sterling to U.S. Dollars using the period-end rate for the pro forma balance sheet as of March 31, 2025 and a historical average rate during the periods for the pro forma statements of income for the three months ended March 31, 2025 and the year ended December 31, 2024.
Period ended March 31, 2025	Average spot rate	$1.2605/£
Year ended December 31, 2024	Average spot rate	$1.2778/£
March 31, 2025	Period-end spot rate	$1.2916/£
Source: Bloomberg

2.   Effect of Reclassification Adjustments
During the preparation of the pro forma financial statements, AAM performed certain procedures to identify pro forma accounting adjustments to be made as a result of material differences in the significant accounting policies or financial statement presentation of AAM and Dowlais. These procedures included a review of Dowlais significant accounting policies, as well as discussions between AAM management and Dowlais management regarding their significant accounting policies. At the time of preparing the pro forma financial statements, AAM has included all material reclassifications identified during these procedures. The adjustments below represent AAM’s best estimates based upon the information currently available to AAM and could be subject to change once more detailed information is available.
The table below represents a summary of reclassification adjustments made to conform the presentation of Dowlais’ balance sheet as of March 31, 2025 to that of AAM:
Balance Sheet as of March 31, 2025 in $ millions	(a)		(b)	(c)	(d)	(e)	Pro Forma Dowlais Reclassification Adjustments
Assets
Current assets
Accounts receivable, net	$—		$(93.0)	$0.1	$—	$—	$(92.9)
Inventories, net	—		—	(59.2)	—	—	(59.2)
Prepaid expenses and other	71.0	i	93.0	—	—	—	164.0
Derivative financial assets	(17.0)	i	—	—	—	—	(17.0)
Current tax assets	(34.0)	i	—	—	—	—	(34.0)
Other financial assets	(20.0)	i	—	—	—	—	(20.0)
Non-current assets
Goodwill	1,403.0	ii	—	—	—	—	1,403.0
Other intangible assets, net	1,265.0	ii	—	—	(38.7)	—	1,226.3
Goodwill and other intangible assets	(2,668.0)	ii	—	—	—	—	(2,668.0)
Other assets and deferred charges	578.0	iii	—	59.1	38.7	—	675.8
Interests in equity accounted investments	(502.0)	iii	—	—	—	—	(502.0)
Derivative financial assets	(6.0)	iii	—	—	—	—	(6.0)
Retirement benefit surplus	(52.0)	iii	—	—	—	—	(52.0)
Other receivables	(18.0)	iii	—	—	—	—	(18.0)
Liabilities
Current liabilities
Accounts payable	1,253.0	iv	—	—	—	(288.1)	964.9
Accrued compensation and benefits	—		—	—	—	244.0	244.0
Trade and other payables	(1,253.0)	iv	—	—	—	—	(1,253.0)
Deferred revenue	—	—	—	—	—	16.8	16.8
Accrued expenses and other	297.0	v	—	—	—	27.3	324.3
Lease obligations	(34.0)	v	—	—	—	—	(34.0)
Derivative financial liabilities	(30.0)	v	—	—	—	—	(30.0)
Current tax liabilities	(77.0)	v	—	—	—	—	(77.0)
Provisions	(156.0)	v	—	—	—	—	(156.0)
Non-current liabilities
Deferred revenue	10.0	vi	—	—	—	—	10.0
Post-retirement benefits and other long-term liabilities	821.0	vi	—	—	—	—	821.0
Other payables	(29.0)	vi	—	—	—	—	(29.0)
Lease obligations	(133.0)	vi	—	—	—	—	(133.0)

Balance Sheet as of March 31, 2025 in $ millions	(a)		(b)	(c)	(d)	(e)	Pro Forma Dowlais Reclassification Adjustments
Derivative financial liabilities	(3.0)	vi	—	—	—	—	(3.0)
Retirement benefit obligations	(523.0)	vi	—	—	—	—	(523.0)
Provisions	(143.0)	vi	—	—	—	—	(143.0)

(a)
Represents the reclassification of certain balances from Dowlais’ balance sheet to conform its presentation with that of AAM.

(b)
Represents the reclassification from Accounts receivable, net to Prepaid expenses and other of Dowlais’ income and other tax receivables, prepayments, and participation fees previously paid to customers related to long-term agreements.

(c)
Represents the reclassification of certain items presented by Dowlais within Inventories, net that are presented in other line items in AAM’s balance sheet, as follows: 1) $0.1 million of customer-owned tooling that has been reclassified to Accounts receivable, net; and 2) $59.1 million of equipment spare parts that have been reclassified to Other assets and deferred charges.

(d)
Represents the reclassification of Dowlais engineering, design and development costs from Other intangible assets to Other assets and deferred charges.

(e)
Represents the reclassification of certain items presented by Dowlais within Accounts Payable that are presented in other line items in AAM’s balance sheet.

Refer to the table below for a summary of reclassification adjustments made to conform Dowlais’ statement of income for the three months ended March 31, 2025 to that of AAM:
Statement of Income for the Three Months Ended March 31, 2025 in $ millions	(f)	(g)	(h)	Pro Forma Dowlais Reclassification Adjustments
Selling, general and administrative expenses	$(62.0)	$(31.5)	$26.5	$(67.0)
Amortization of intangible assets	62.0	—	—	62.0
Restructuring and acquisition-related costs	—	31.5	—	31.5
Interest expense	(35.0)	—	—	(35.0)
Finance costs	41.0	—	—	41.0
Share of results of equity accounted investments	(18.0)	—	—	(18.0)
Other income (expense), net	12.0	—	26.5	38.5

(f)
Represents the reclassification of certain balances from Dowlais’ statement of income to conform its presentation with that of AAM. The reclassification of Finance costs from Dowlais’ statement of income was divided, with $35.0 million reclassified to Interest expense and $6.0 million reclassified to Other income (expense), net based on the nature of the underlying items.

(g)
Represents the reclassification of Dowlais restructuring costs from Selling, general and administrative expenses (SG&A) to Restructuring and acquisition-related costs.

(h)
Represents the reclassification of unrealized gains and losses on foreign currency derivative contracts from SG&A to Other income (expense), net.

Refer to the table below for a summary of reclassification adjustments made to conform Dowlais’ statement of income for the year ended December 31, 2024 to that of AAM:
Statement of Income for the Year Ended December 31, 2024 in $ millions	(i)	(j)	(k)	(l)	(m)	Pro Forma Dowlais Reclassification Adjustments
Selling, general and administrative expenses	$(252.0)	$(185.3)	$(23.0)	$(90.7)	$34.5	$(516.5)
Amortization of intangible assets	252.0	—	—	—	—	252.0
Impairment charge	—	—	23.0	—	—	23.0

Statement of Income for the Year Ended December 31, 2024 in $ millions	(i)	(j)	(k)	(l)	(m)	Pro Forma Dowlais Reclassification Adjustments
Restructuring and acquisition-related costs	—	185.3	—	—	—	185.3
Interest expense	(148.0)	—	—	—	—	(148.0)
Finance costs	168.0	—	—	—	—	168.0
Share of results of equity accounted investments	(78.0)	—	—	—	—	(78.0)
Other income (expense), net	58.0	—	—	(90.7)	34.5	1.8

(i)
Represents the reclassification of certain balances from Dowlais’ statement of income to conform its presentation with that of AAM. The reclassification of Finance costs from Dowlais’ statement of income was divided, with $148.0 million reclassified to Interest expense and $20.0 million reclassified to Other income (expense), net based on the nature of the underlying items.

(j)
Represents the reclassification of Dowlais restructuring costs from SG&A to Restructuring and acquisition-related costs.

(k)
Represents the reclassification from SG&A to Impairment charge of costs associated with Dowlais’ disposal of its Hydrogen business in 2024.

(l)
Represents the reclassification of unrealized gains and losses on foreign currency derivative contracts from SG&A to Other income (expense), net.

(m)
Represents the reclassification from SG&A to Other income (expense), net of certain items previously recorded as fair value items on historical acquisitions that were resolved for more favorable amounts than first anticipated and resulted in a one-time gain.

3.   IFRS to U.S. GAAP Adjustments
The historical consolidated financial statements of Dowlais have been prepared under IFRS accounting standards. The IFRS to U.S. GAAP adjustments outlined below represent conforming adjustments to present Dowlais’ financial statements under U.S. GAAP. These adjustments are preliminary and are subject to change as additional information becomes available and additional analysis is performed.
a.
Leases

Dowlais, in its capacity as a lessee, accounts for all leases under one accounting model, which is effectively equivalent to that of a finance lease under U.S. GAAP. Based on a preliminary assessment, AAM believes the majority of Dowlais’ leases will be classified as operating leases based on their contractual terms. The primary difference in the two models is the classification of lease expense where Dowlais’ currently records a portion of lease expense to depreciation expense and a portion to interest expense. Under U.S. GAAP, operating leases are recorded on a straight-line basis to operating lease expense, which is not classified as depreciation or interest.
The following adjustments have been made for Dowlais’ leases under U.S. GAAP:
(i)
Unaudited Pro Forma Condensed Combined Balance Sheet impact:

Leases classified as operating leases are reclassified to Operating lease right-of-use assets from Property, plant and equipment, net and their corresponding lease liabilities to Current portion of operating lease liabilities and Long-term portion of operating lease liabilities for the current and non-current portion, respectively. This adjustment reclassifies $132.2 million of operating lease right-of-use assets from Property, plant and equipment, net to Operating lease right-of-use assets, reclassifies $31.0 million from Accrued expenses and other to Current portion of operating lease liabilities and reclassifies $122.9 million from Postretirement benefits and other long-term liabilities to Long-term portion of operating lease liabilities.
(ii)
Unaudited Pro Forma Condensed Combined Statement of Income impact:

Under IFRS, finance lease expenses are classified as depreciation and interest whereas under U.S. GAAP operating leases are recorded as lease expense on a straight-line basis. For the three months ended

March 31, 2025 and the year ended December 31, 2024, this adjustment reclassifies $1.3 million and $5.4 million, respectively, of previously recognized interest expense to Cost of goods sold and reclassifies $0.4 million and $1.6 million, respectively, of previously recognized interest expense to SG&A for the leases that are expected to be classified as operating leases under U.S. GAAP. The interest expense was reclassified proportionally based on an approximation of Dowlais’ current expense recognition for leases between Cost of goods sold and SG&A.
b.
Provisions for loss-making contracts

Under IFRS, Dowlais has recorded provisions for loss-making (onerous) contracts. IFRS provides for a more broadly applicable principle to be applied to contracts that are determined to be onerous, while U.S. GAAP requires that provisions be recorded for onerous contracts in certain limited circumstances under ASC 605, primarily when the contracts are construction-type or production-type contracts. Dowlais does not have contracts that qualify as construction-type or production-type contracts. This adjustment removes $3.9 million from Accrued expenses and other and $7.7 million from Postretirement benefits and other long-term liabilities associated with Dowlais’ provision for loss-making contracts as AAM does not believe that the contracts would meet the requirements for provision under U.S. GAAP. There was no expense associated with loss-making contracts in the three months ended March 31, 2025 or the year ended December 31, 2024 and thus no adjustment to the unaudited pro forma condensed combined statements of income.
c.
Income tax liabilities

Under IFRS, Dowlais records a portion of uncertain tax positions (“UTPs”) within current liabilities. Under U.S. GAAP, UTPs are classified as non-current liabilities unless the amounts are expected to be paid within the next 12 months. This adjustment reclassifies $27.1 million of the long-term portion of the UTP liability from Accrued expenses and other to Postretirement benefits and other long-term liabilities. For this portion of the UTPs, there is no indication at this time that the payment will be made within the next 12 months and therefore under U.S. GAAP such portion is recorded as long-term.
d.
Pension interest

Under IFRS, Dowlais presents its net interest cost on pensions as a component of Interest expense. AAM presents all components of net periodic pension and postretirement benefit costs other than service costs in Other income (expense), net. For the three months ended March 31, 2025 and the year ended December 31, 2024, this adjustment reclassifies $4.0 million and $19.0 million, respectively, of Dowlais’ net interest cost on pensions from Interest expense to Other income (expense), net.
4.
Preliminary Consideration to be Transferred

a.
Preliminary Purchase Price

The following table represents the preliminary calculation of consideration transferred under the Combination:
	Note	March 31, 2025 (in millions except share data)
Calculation of share consideration
Number of Dowlais Shares issued and outstanding as of May 27, 2025 (in thousands)	(i)	1,355,707
Exchange ratio	(i)	0.0863
Estimated number of AAM Shares to be issued in the Combination (in thousands)		116,998
Price per AAM Share as of May 27, 2025	(i)	$4.43
Estimated fair value of AAM Shares issued		518.3
Estimated cash consideration	(ii)	736.0
Settlement of existing payables and receivables between AAM and Dowlais	(iii)	(5.8)
Estimated fair value of preliminary consideration transferred		$1,248.5

(i)
The Co-operation Agreement provides that Dowlais Shareholders will receive 0.0863 AAM Shares for each Dowlais Share held. ASC 805 requires the calculation of consideration be performed as of the closing date of the Combination, however, for purposes of the pro forma financial statements, the closing share price of AAM Shares as of May 27, 2025 was used. The number of Dowlais Shares issued and outstanding includes approximately 11 million shares associated with unvested Dowlais outstanding share awards that were accelerated pursuant to the Co-operation Agreement and are attributable to pre-Combination service.

(ii)
The Co-operation Agreement provides that Dowlais Shareholders will receive 42 pence per share in cash for each Dowlais Share held, which translated to $0.54 per Dowlais Share at the March 31, 2025 exchange rate as included in Note 1 — Basis of Pro Forma Presentation. This amount also includes approximately $10.0 million for unvested Dowlais outstanding share awards that were accelerated pursuant to the Co-operation Agreement and are attributable to pre-Combination service.

(iii)
AAM and Dowlais had existing accounts payable balances netting to $5.8 million as of March 31, 2025. As a result of the Combination, the pre-existing accounts payable balances were treated as if they were effectively settled and AAM accounted for this settlement separately from the Combination. This resulted in a net $5.8 million reduction in the consideration transferred.

The final value of the share consideration in the Combination will be determined based on the actual number of AAM Shares issued and the market price of AAM Shares at the closing date of the Combination. The preliminary estimated share consideration reflected in the pro forma financial statements could differ materially due to movements in the price per share of AAM Shares up to the closing date of the Combination. A sensitivity analysis related to the fluctuation in the price per share of AAM Shares was performed to assess the impact of a hypothetical change of 10% to the closing price on May 27, 2025.
	Stock Price	Total Estimated Consideration
		(in millions)
10% increase	$4.87	$1,300.0
10% decrease	$3.99	$1,197.0

b.
Allocation of Preliminary Purchase Price

The preliminary purchase price as shown in the table above is allocated to the tangible and intangible assets acquired and liabilities assumed of Dowlais based on their preliminary estimated fair values. As further discussed in Note 1 — Basis of Pro Forma Presentation, the fair value assessments are preliminary and are based upon available information and certain assumptions which AAM believes are reasonable. Actual results may differ materially from the assumptions used within the pro forma financial statements.
Description	March 31, 2025
(in millions)
Total estimated consideration transferred	$1,248.5
Estimated fair value of Dowlais noncontrolling interest	51.0
Estimated Dowlais fair value	1,299.5
Cash and cash equivalents	492.0
Inventories	531.5
Other current assets	828.2
Property, plant and equipment	2,506.5
Identified intangible assets	271.2
Other non-current assets	1,010.2
Total assets	5,639.6
Accounts payable	961.8
Other current liabilities	594.1

Description	March 31, 2025
(in millions)
Long-term debt	1,913.7
Other non-current liabilities	1,007.2
Net assets to be acquired	1,162.8
Preliminary goodwill	$136.7

5.
Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet

The items below represent pro forma adjustments reflected in the Transaction Adjustments column of the pro forma balance sheet:
a.
Reflects the sources and uses of funds relating to the Combination, as follows:

Description	Note	March 31, 2025
		(in millions)
Sources (Uses)
AAM expected borrowings under credit facilities	(i)	$2,200.0
Cash paid for debt issuance costs associated with AAM expected borrowings under credit facilities	(i)	(90.0)
Cash portion of consideration related to the Combination	(ii)	(736.0)
Cash paid for transaction costs	(iii)	(63.8)
Cash paid to repay Dowlais’ indebtedness	(i)	(1,953.7)
Estimated cash paid for Dowlais’ share-based awards attributable to post-Combination service and retention awards	(iv)	(40.0)
Pro forma adjustment to cash and cash equivalents		$(683.5)

(i)
Reflects the financing activities associated with the Combination as further described in Note 5i below.

(ii)
Reflects the cash consideration expected to be paid by AAM to effect the Combination, including payment of the cash portion associated with unvested Dowlais outstanding share awards that were accelerated pursuant to the Co-operation Agreement and are attributable to pre-Combination service.

(iii)
Reflects the payment of non-recurring banking, legal, financial advisory, accounting, consulting and other directly related transaction costs expected to be incurred by AAM in conjunction with the Combination. Total non-recurring transaction costs are currently estimated to be approximately $70.0 million, of which $6.2 million was paid by AAM during the first three months of 2025. See Note 5k and Note 6g for the corresponding adjustments to pro forma stockholders’ equity and the pro forma statement of income, respectively.

(iv)
Reflects estimated cash paid for Dowlais share-based compensation attributable to post-Combination service and retention awards, which were recognized as expense by AAM in the pro forma statement of income. See further discussion in Note 6g.

b.
Reflects the adjustment to eliminate trade and other receivables between AAM and Dowlais:

Description	March 31, 2025
(in millions)
Elimination of AAM receivables from Dowlais	$(3.1)
Elimination of Dowlais receivables from AAM	(8.9)
Pro forma adjustment to Accounts receivable, net	$(12.0)

c.
Reflects the adjustment to inventories based on the preliminary fair value assessment:

Description	Note	March 31, 2025
		(in millions)
Estimated fair value of inventories	(i)	$546.8
Dowlais historical net book value of inventories after Reclassification Adjustments		497.8
Fair value step-up		49.0
Less: Inventories capitalized by Dowlais that are not capitalized by AAM	(ii)	(15.3)
Adjustment to pro forma Inventories, net		$33.7

(i)
Raw materials inventory was not adjusted as the carrying value of raw materials is assumed to represent fair value. The portion of the preliminary adjustment that relates to finished goods is based on the estimated selling price of the inventory less costs to sell the inventory and a reasonable profit margin on the sale. The portion of the preliminary adjustment associated with work-in-progress inventory includes estimated costs to complete the inventory and also includes a reasonable profit margin. Changes in these inputs could have a significant impact on the valuation of inventories. See Note 6e for the associated impact on Cost of goods sold.

(ii)
Dowlais capitalizes into inventories certain non-productive materials that are consumed in the manufacturing process but are not included in the finished goods sold to customers. AAM does not capitalize these items into inventories but instead expenses these materials when purchased, thus this adjustment removes these inventories from the pro forma balance sheet as they will not be recognized by AAM as an asset in purchase accounting.

d.
Reflects the adjustment to property, plant and equipment, net based on a preliminary fair value assessment:

Description	March 31, 2025
(in millions)
Estimated fair value of Property, plant and equipment, net	$2,506.5
Less: Dowlais’ historical net book value of Property, plant and equipment after IFRS to U.S. GAAP adjustments	(1,981.8)
Pro forma adjustment to Property, plant and equipment, net	$524.7

e.
Reflects the adjustment to deferred tax assets associated with the incremental differences in the book and tax basis created from the Combination:

Description	Note	Fair Value Adjustment	Impact to Deferred Taxes March 31, 2025
		(in millions)	(in millions)
Impact of accelerating the vesting of Dowlais’ share-based compensation	(i)	$—	$4.2
Adjustment to Long-term debt, net	(i)	91.7	22.8
Total Transaction Adjustments to Deferred tax assets		$91.7	$27.0

(i)
These adjustments were based on the statutory tax rate in the U.K. of 25%. The effective tax rate of the Combined Group could be significantly different (either higher or lower) depending on post-closing Combination activities, including cash needs, the geographical mix of income and changes in tax laws. Because the tax rate used for the unaudited condensed combined pro forma financial information is estimated, the rate will likely vary from the actual effective rate in periods subsequent to the closing of the Combination. The determination is preliminary and subject to change based upon the final determination of the fair value of the acquired assets and assumed liabilities.

f.
Reflects the adjustment to goodwill based on the preliminary purchase price allocation:

Description	Note	March 31, 2025
		(in millions)
Preliminary goodwill	(i)	$136.7
Less: Dowlais’ historical net book value of goodwill after IFRS to U.S. GAAP adjustments		(1,403.0)
Pro forma adjustment to Goodwill		$(1,266.3)

(i)
Goodwill represents the excess of preliminary purchase price over the preliminary fair value of the underlying net tangible and intangible assets acquired and liabilities assumed. Refer to the preliminary purchase price allocation in Note 4b above for more details.

g.
Reflects the adjustment to intangible assets based on a preliminary fair value assessment:

Description	Note	March 31, 2025
		(in millions)
Fair value of intangible assets acquired	(i)	$271.2
Less: Dowlais’ historical net book value of other intangible assets after Reclassification Adjustments		(1,226.3)
Pro forma adjustment to Other intangible assets, net		$(955.1)

(i)
The intangible assets identified were customer platforms, customer relationships and certain technology of Dowlais. These intangible assets will be amortized on a straight-line basis over their estimated useful lives as further detailed in Note 6d.

h.
Reflects the adjustment to eliminate trade and other payables between AAM and Dowlais:

Description	March 31, 2025
(in millions)
Elimination of AAM to Dowlais payables	$(8.9)
Elimination of Dowlais to AAM payables	(3.1)
Pro forma adjustment to Accounts payable	$(12.0)

i.
In connection with the Combination, AAM expects to incur additional debt that will be used, in part, to fund the cash consideration payable in connection with the Combination, related fees and expenses, and repay the existing indebtedness of Dowlais. This adjustment to Long-term debt, net reflects the incremental borrowings under AAM’s credit facilities and repayment of Dowlais’ existing indebtedness at fair value expected to be assumed as part of the Combination:

Description	March 31, 2025
(in millions)
AAM expected borrowings under credit facilities	$2,200.0
Fair value adjustment to Dowlais’ long-term debt	91.7
AAM estimated debt issuance costs associated with expected borrowings under credit facilities	(90.0)
Elimination of Dowlais’ long-term debt at fair value	(1,913.7)
Pro forma adjustment to Long-term debt, net	$288.0
Elimination of current portion of Dowlais’ existing debt at fair value	$(40.0)

j.
Reflects the adjustment to deferred tax liability associated with the incremental differences in the book and tax basis created from the preliminary purchase allocation:

Description	Note	Fair Value Adjustment	Impact to Deferred Taxes March 31, 2025
		(in millions)	(in millions)
Adjustment to Inventories, net	(i)	$33.7	$8.4
Adjustment to Property, plant and equipment, net	(i)	524.7	131.2
Adjustment to Other intangible assets, net	(i)	(955.1)	(238.8)
Pro forma adjustment to Deferred income taxes	(i)	$(396.7)	$(99.2)

(i)
The adjustment to Deferred income taxes arises from the preliminary fair values of inventories, property plant and equipment, and other intangible assets due to the transaction. These adjustments were based on the statutory tax rate in the U.K. of 25% applied to the associated adjustments to fair value. The effective tax rate of the Combined Group could be significantly different (either higher or lower) depending on post-closing Combination activities, including cash needs, the geographical mix of income and changes in tax law. Because the tax rate used for the unaudited condensed combined pro forma financial information is estimated, the rate will likely vary from the actual effective rate in periods subsequent to the closing of the Combination. The determination is preliminary and subject to change based upon the final determination of the fair value of the acquired assets and assumed liabilities.

k.
Reflects the adjustment to AAM and Dowlais equity based on the following:

(in millions)	Eliminate Dowlais’ Historical Equity	Estimated Value of Shares Issued to Dowlais Shareholders(i)	Estimated Acceleration Expense of Dowlais Share Awards, net of tax(ii)	Estimated Transaction Costs, net of tax(iii)	Total Adjustments to Equity
Common stock	$(18.0)	$1.1	$—	$—	$(16.9)
Paid-in capital	—	517.2	—	—	517.2
Retained earnings	(3,084.0)	—	(30.0)	(36.1)	(3,150.1)
Common stock held in treasury, at cost	9.0	—	—	—	9.0
Foreign currency translation adjustments	205.0	—	—	—	205.0
Unrecognized loss on hedges, net of tax	1.0	—	—	—	1.0
	$(2,887.0)	$518.3	$(30.0)	$(36.1)	$(2,434.8)

(i)
Reflects the issuance of AAM Shares in connection with the Combination.

(ii)
Reflects one-time incremental compensation costs ($40.0 million pre-tax and $30.0 million net of tax) related to the acceleration and settlement of the post-Combination service associated with certain Dowlais share awards, as well as retention awards related to the Combination. The corresponding tax effect has increased Deferred tax assets by $4.2 million (See Note 5e) for the portion associated with Dowlais’ share awards and has reduced income taxes payable within Accrued expenses and other by $5.8 million for the portion associated with the retention awards. See Note 5a and Note 6g for additional detail.

(iii)
AAM expects to incur approximately $70.0 million of total transaction costs associated with the Combination, of which $5.7 million were incurred in the year ended December 31, 2024 and $16.2 million were incurred in the three months ended March 31, 2025 and are reflected in the historical consolidated financial statements of AAM. This adjustment reflects the additional charge for transaction costs ($48.1 million pre-tax and $36.1 million net of tax) not yet incurred and not previously reflected in the historical financial statements of AAM. A corresponding impact has been recorded within Cash and cash equivalents of $63.8 million, which represents the total expected cash payments for transaction costs of $70.0 million less $6.2 million paid by AAM in the first three months of 2025. This adjustment also resulted in a reduction of income taxes payable of $12.0 million for the corresponding tax effect and an adjustment of $15.7 million for accrued transaction costs incurred but not yet paid that were presented in Accrued expenses and other in AAM’s historical balance sheet as of March 31, 2025. In addition, $48.1 million has been recorded within Restructuring and acquisition-related costs in the pro forma statement of income for the year ended December 31, 2024. See Note 5a and Note 6g for additional detail.
6.   Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Income
The items below represent pro forma adjustments reflected in the Transaction Adjustments column of the pro forma statements of income and are expected to have a continuing impact on the Combined Group unless stated otherwise.
a.
Reflects the pro forma adjustment to Net sales to eliminate sales between AAM and Dowlais:

Description	Three Months Ended March 31, 2025	Year Ended December 31, 2024
	(in millions)	(in millions)
Elimination of AAM to Dowlais revenue	$(4.6)	$(17.4)
Elimination of Dowlais to AAM revenue	(12.4)	(85.7)
Pro forma adjustment to Net sales	$(17.0)	$(103.1)

b.
Reflects the pro forma adjustment to Cost of goods sold associated with the eliminated sales between AAM and Dowlais:

Description	Three Months Ended March 31, 2025	Year Ended December 31, 2024
	(in millions)	(in millions)
Elimination of costs associated with AAM to Dowlais revenue	$(4.6)	$(17.4)
Elimination of costs associated with Dowlais to AAM revenue	(12.4)	(85.7)
Pro forma adjustment to Cost of goods sold	$(17.0)	$(103.1)

c.
Reflects the pro forma adjustment to depreciation expense for acquired property, plant and equipment, which will be depreciated on a straight-line basis over their expected useful lives. The adjustment represents incremental depreciation expense based on the estimated preliminary fair values and useful lives of the property, plant and equipment, as follows:

	Incremental Fair Value	Estimated Life (years)	Three Months Ended March 31, 2025	Year Ended December 31, 2024
	(in millions)		(in millions)	(in millions)
Land	$61.5	Indefinite	$—	$—
Buildings and site improvements	177.7	15	3.0	11.8
Machinery and equipment	285.5	5	14.2	57.1
Incremental depreciation of property, plant and equipment	$524.7		$17.2	$68.9

d.
Acquired intangible assets are expected to consist of customer platforms, customer relationships and certain technology of Dowlais. These intangible assets will be amortized on a straight-line basis over their expected useful lives. The net adjustment to amortization expense in the table below removes Dowlais’ historical amortization expense on previously recognized intangible assets and includes estimated amortization expense for the newly identified intangible assets expected to result from the Combination. AAM will continue to evaluate the fair value of other intangible assets through completion of the Combination. Any change in fair value of other intangible assets would have a direct impact on future earnings through amortization expense.

	Fair Value	Estimated Life (years)	Three Months Ended March 31, 2025	Year Ended December 31, 2024
	(in millions)		(in millions)	(in millions)
Customer platforms	$162.7	12	$3.4	$13.6
Technology	81.4	10	2.0	8.1
Customer relationships	27.1	15	0.5	1.8
Less: Historical amortization of Dowlais	—	—	(62.0)	(252.0)
Net adjustment to amortization	$271.2	—	$(56.1)	$(228.5)

e.
Reflects the non-recurring adjustment to Cost of goods sold for the first year following the Combination to reflect the step-up in fair value of acquired inventories which is higher than Dowlais historical cost. See Note 5c for additional detail.

Year Ended December 31, 2024
(in millions)
Acquisition-related fair value inventory adjustment	$49.0

f.
As discussed in Note 5 — Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet, AAM expects to incur new debt as result of the Combination that will be used, in part, to fund the cash consideration payable in connection with the Combination, related fees and expenses, and repay the existing indebtedness of Dowlais. AAM expects to incur $2,200.0 million of additional debt, with maturities approximating seven years and an estimated weighted average interest rate of 8.5%, plus the amortization of debt issuance costs, based on market conditions as of the last practicable date prior to the filing of this proxy statement. The following calculation represents the preliminary estimate of the impact on Interest expense as a result of the new borrowings and repayment of the existing long-term indebtedness of Dowlais:

	Three Months Ended March 31, 2025	Year Ended December 31, 2024
	(in millions)	(in millions)
Estimated interest expense on AAM expected borrowings under credit facilities	$46.8	$187.0
Amortization of debt issuance costs	3.2	12.9
Elimination of Dowlais’ historical interest expense	(30.0)	(122.0)
Adjustment to Interest expense	$20.0	$77.9
AAM expects to incur approximately $90.0 million in debt issuance costs associated with the new borrowings, which has been recorded as a reduction of Long-term debt, net on the pro forma balance sheet and will be amortized into Interest expense over the life of the borrowings. The impact of a 1/8% (12.5 basis points) change in the interest rate would result in a change of approximately $2.8 million in Interest expense on an annual basis.
g.
Reflects the adjustment for transaction costs associated with the Combination, as follows:

	Note	Year Ended December 31, 2024
		(in millions)
Expected transaction costs	(i)	$48.1
Estimated expense for Dowlais’ share-based awards attributable to post-Combination service and retention awards	(ii)	40.0
Total		$88.1

(i)
Represents estimated transaction costs directly attributable to the Combination that are expected to be incurred and are not recorded within the historical consolidated statements of income of AAM. These costs are assumed to be settled in cash in the pro forma balance sheet (see Note 5a). Transaction costs are non-recurring and not expected to be incurred in any period beyond 12 months from the closing date of the Combination. The pro forma statement of income for the year ended December 31, 2024 reflects $48.1 million ($36.1 million net of tax) of non-recurring transaction costs as if those costs were incurred on January 1, 2024. See Note 5k for additional detail.

(ii)
Represents $40.0 million ($30.0 million net of tax) of estimated expense related to Dowlais’ share-based awards attributable to post-Combination service and retention payments to Dowlais employees following the Combination with certain future service requirements. These costs are not recorded within the historical consolidated statements of income of Dowlais and are assumed to have been settled in cash in the pro forma balance sheet (see Note 5a).

h.
To record the income tax impact of the pro forma adjustments utilizing the statutory income tax rate in the U.K. of 25% for the three months ended March 31, 2025 and the year ended December 31, 2024. The effective tax rate of the Combined Group could be significantly different (higher or lower) depending on post-closing Combination activities, including cash needs, the geographical mix of income and changes in tax laws. Because the tax rate used for the pro forma financial statements is estimated, the rate will likely vary from the actual effective rate in periods subsequent to the Combination. This determination is preliminary and subject to change based upon, among other factors, the final determination of the fair value of the assets acquired and liabilities assumed.

i.
The pro forma basic and diluted weighted average shares outstanding are a combination of AAM’s historical weighted average AAM Shares and the share impact as a result of the Combination. The pro forma basic and diluted earnings per share calculations are based on the adjusted basic and diluted weighted average shares following the Combination. The basic and diluted loss per share are the same for the year ended December 31, 2024 as the impact of potentially dilutive share-based compensation would have been antidilutive.

The calculation of pro forma loss per share is as follows:
	Note	Three Months Ended March 31, 2025 (in millions, except per share data)	Year Ended December 31, 2024 (in millions, except per share data)
Pro forma net income (loss)		$7.3	$(221.5)
Historical weighted average number of AAM Shares outstanding
Basic		117.9	117.5
Diluted		118.0	117.5
Impact of the Combination on weighted average number of AAM Shares outstanding	(i)	117.0	117.0
Pro forma weighted average number of AAM Shares outstanding
Basic		234.9	234.5
Diluted		235.0	234.5
Pro forma income (loss) per AAM Share
Basic		$0.03	$(0.94)
Diluted		$0.03	$(0.94)

(i)
Reflects the issuance of AAM Shares in connection with the Combination. See Note 4 — Preliminary Consideration.

7.   Translation of Dowlais Historical Financial Statements
Dowlais’ historical financial statements were presented in millions of Pound Sterling. In order to align the presentation with that of AAM, the Dowlais balance sheet was translated into millions of U.S. Dollars using the period-end spot rate of $1.2916 to £1.00 as of March 31, 2025.
Consolidated Balance Sheet	IFRS March 31, 2025	IFRS March 31, 2025
	(£ in millions)	($ in millions)
Non-current assets
Goodwill and other intangible assets	£2,066	$2,668
Property, plant and equipment	1,637	2,114
Interests in equity accounted investments	389	502
Deferred tax assets	148	191
Derivative financial assets	5	6
Retirement benefit surplus	40	52
Other receivables	13	18
Total non-current assets	4,298	5,551
Current assets
Inventories	431	557
Trade and other receivables	593	766
Derivative financial assets	13	17
Current tax assets	26	34
Other financial assets	16	20
Cash and cash equivalents	381	492
Total current assets	1,460	1,886
Total assets	£5,758	$7,437
Current liabilities
Trade and other payables	£970	$1,253
Interest-bearing loans and borrowings	31	40
Lease obligations	26	34
Derivative financial liabilities	23	30
Current tax liabilities	60	77
Provisions	121	156
Total current liabilities	1,231	1,590
Non-current liabilities
Other payables	22	29
Interest-bearing loans and borrowings	1,411	1,822
Lease obligations	103	133
Derivative financial liabilities	2	3
Deferred tax liabilities	198	256
Retirement benefit obligations	405	523
Provisions	111	143
Total non-current liabilities	2,252	2,909
Total liabilities	3,483	4,499

Consolidated Balance Sheet	IFRS March 31, 2025	IFRS March 31, 2025
	(£ in millions)	($ in millions)
Equity
Issued share capital	14	18
Own shares	(7)	(9)
Translation reserve	(159)	(205)
Hedging reserve	(1)	(1)
Retained earnings	2,388	3,084
Equity attributable to owners of the parent	2,235	2,887
Non-controlling interests	40	51
Total equity	2,275	2,938
Total liabilities and equity	£5,758	$7,437

The Dowlais statement of income was translated into millions of U.S. Dollars using an average spot rate of $1.2605 to £1.00 for the three months ended March 31, 2025. The Dowlais historical statement of income was presented with brackets around all expense items. The use of brackets in the presentation below have been adjusted to align with that of AAM.
Consolidated Statement of Income	IFRS Three Months Ended March 31, 2025	IFRS Three Months Ended March 31, 2025
	(£ in millions)	($ in millions)
Revenue	£1,110	$1,399
Cost of sales	946	1,192
Gross profit	164	207
Selling, general and administrative expenses	152	192
Operating income	12	15
Share of results of equity accounted investments, net of tax	14	18
Finance costs	(32)	(41)
Finance income	2	3
Loss before tax	(4)	(5)
Tax	7	9
Loss after tax for the year	£(11)	$(14)
Attributable to:
Owners of the parent	£(13)	$(16)
Non-controlling interests	2	2
	£(11)	$(14)
Earnings (loss) per share
Basic	£(0.010)	$(0.013)
Diluted	£(0.010)	$(0.013)
The Dowlais statement of income was translated into millions of U.S. Dollars using an average spot rate of $1.2778 to £1.00 for the year ended December 31, 2024. The Dowlais historical statement of income was presented with brackets around all expense items. The use of brackets in the presentation below have been adjusted to align with that of AAM.

Consolidated Statement of Income	IFRS Year Ended December 31, 2024	IFRS Year Ended December 31, 2024
	(£ in millions)	($ in millions)
Revenue	£4,337	$5,542
Cost of sales	3,691	4,717
Gross profit	646	825
Selling, general and administrative expenses	813	1,038
Operating loss	(167)	(213)
Share of results of equity accounted investments, net of tax	61	78
Finance costs	(131)	(168)
Finance income	22	28
Loss before tax	(215)	(275)
Tax	(47)	(60)
Loss after tax for the year	£(168)	$(215)
Attributable to:
Owners of the parent	£(173)	$(221)
Non-controlling interests	5	6
	£(168)	$(215)
Earnings (loss) per share
Basic	£(0.126)	$(0.161)
Diluted	£(0.126)	$(0.161)

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF DOWLAIS
Introduction
The following discussion and analysis should be read in conjunction with the financial information of Dowlais Group plc set out in the section of this proxy statement entitled “Dowlais Financial Statements”. The financial information included in this section has been extracted without material adjustment from the financial information in the section of this proxy statement entitled “Dowlais Financial Statements” or has been extracted without material adjustment from the Dowlais Group’s accounting records, which formed the underlying basis of the financial information referred to in the financial information of the Dowlais Group set out in the section of this proxy statement entitled “Dowlais Financial Statements”.
The Dowlais Group’s consolidated financial statements were historically prepared in accordance with IFRS whereas AAM’s consolidated financial statements were historically and are expected to continue to be prepared in accordance with U.S. GAAP. U.S. GAAP differs from IFRS in a number of significant respects. AAM has not prepared, and does not currently intend to prepare, its financial statements or the financial statements of the combined company in, or reconcile them to, IFRS and hence has not quantified these differences for prospective investors. In making an investment decision, prospective investors must rely on their own examination of the AAM group, the terms of the Combination and the financial information contained in this proxy statement. Prospective investors should consult their own professional advisors for an understanding of the differences between IFRS and U.S. GAAP.
Dowlais’s business
Dowlais is a specialist engineering group focused on the automotive sector, generating growth through a portfolio of transformative and innovative businesses that advance the world’s transition to sustainable vehicles. The Dowlais Group comprises of the GKN Automotive and GKN Powder Metallurgy businesses.
GKN Automotive is a global technology and systems engineer which designs, develops, manufactures and integrates an extensive range of driveline technologies, including electric vehicle (“EV”) components with 48 manufacturing facilities in 18 countries. While its core Driveline product group works with all types of powertrains, including electric, hybrid, and traditional engines, its ePowertrain product group has potential for growth with new EV platforms. As more vehicles adopt electric powertrains, demand for larger joints and higher installation rates presents a growth opportunity. Additionally, its strong market position in China, via joint venture SDS with local partner HUAYU Automotive Systems Co. Ltd (HASCO), gives GKN Automotive a unique advantage in expanding alongside the fast-growing Chinese OEM market.
GKN Powder Metallurgy is a global leader in precision powder metal parts for the automotive and industrial sectors, as well as the production of powder metal. The business has a strong and diversified core portfolio, serving both industrial and automotive markets. It has also developed significant opportunities to generate incremental growth, including expanding into high-potential EV-ready product categories, such as iron powder for LFP batteries and sintered magnets for electric motors. GKN Powder Metallurgy operates globally with 31 manufacturing plants and two technology centers across 11 countries.
GKN Hydrogen formed part of the Dowlais Group, offering reliable and secure hydrogen storage solutions, until its sale on 29 July 2024.
Industry trends
The vast majority of components supplied by GKN Automotive and GKN Powder Metallurgy are for light vehicles, which comprise passenger cars and light trucks weighing up to 6 tons.
In 2024, global light vehicle production (“GLVP”) was estimated at 89.5 million units, reflecting a 1.1% decline year-on-year, per S&P Global Mobility. GLVP has faced significant headwinds in recent years. While in 2023, GLVP grew by approximately 10%, this momentum reversed in 2024 as inventory replenishment neared completion, consumer demand softened due to high interest rates and inflation, and battery electric vehicle (“BEV”) penetration slowed amid the withdrawal of government subsidies.

Regionally, Asia remained the largest producer of light vehicles in 2024, with China producing 30.1 million vehicles and the rest of Asia 21.6 million vehicles. EMEA produced 19.4 million vehicles, followed by the Americas at 18.4 million vehicles. While China’s production grew 3.6% year-on-year, production declined by 4.1%, 4.5% and 1.0% in EMEA, the rest of Asia and the Americas, respectively.
Volatilities in the global transition to EVs saw significant drops in production volumes across a number of the Dowlais Group’s customers’ vehicle platforms. This volatility significantly impacted the ePowertrain product group, where high-value content on a small number of vehicle platforms created a significant revenue headwind. While the Dowlais Group remains committed to the transition to BEV, the pace of change is expected to be slower than initially anticipated. As BEV adoption slows, hybrids — both Hybrid Electric Vehicles and Plug-in Hybrid Electric Vehicles — are increasingly being used as transitional technologies. Governments and consumers view hybrids as a compromise that reduce emissions without the charging infrastructure challenges associated with BEVs. The Dowlais Group’s powertrain-agnostic products, such as sideshafts and ePowertrain components, are compatible with hybrids, allowing Dowlais to benefit from this transitional phase.
Since March 2025, the U.S. administration has announced several new tariffs, including a 10% universal base tariff, sector-specific tariffs on automotive imports, and additional reciprocal tariffs targeting individual countries. While the reciprocal tariffs have been temporarily paused until July 26, concerns about their potential impact on consumer demand have already led to downward revisions in industry forecasts.
In April, S&P revised its 2025 industry outlook. In March, it had projected global light vehicle production (GLVP) at 89.5 million units, but this was revised down to 87.9 million units in April — a year-over-year decline of 1.7%, or 3.3% when excluding China. The revisions reflect more cautious expectations for North America, where production is forecast to fall by 9.3%, and for Europe, which is expected to decline by 3.1%. Given the ongoing uncertainty around tariffs, forecasts remain volatile, and further revisions appear likely. Across halves, S&P projects H1 2025 production to decline marginally by 0.1% year-over-year, with a steeper 3.3% decline expected in H2.
Looking further ahead, 2026 forecasts have also been revised downward, with GLVP growth now expected at 1.1%, down from the previously projected 2.0%.
In the medium term, S&P expects GLVP to grow at a CAGR of approximately 1% and reach around 95 million units by 2030.
Recent transactions and events
On February 28, 2023, Melrose Industries PLC (“Melrose”) transferred the entire shareholding of GKN Industries Limited and GKN Powder Metallurgy Holdings Limited to Dowlais Group plc such that all the related entities became owned directly or indirectly by Dowlais Group plc.
On April 20, 2023, Melrose made a distribution to its shareholders of Dowlais Group plc shares with one Dowlais share issued for every Melrose share held. Prior to April 20, 2023, the ultimate parent company and controlling party of the Dowlais Group was Melrose Industries PLC, a public company limited by shares and incorporated in England & Wales.
In early 2024 the Dowlais Group started a process to identify suitable investment partners for the Hydrogen business. On July 29, 2024, the Dowlais Group disposed of its entire interest in its GKN Hydrogen business to Langley Holdings plc, for nominal consideration. This disposal aligns with the Dowlais Group’s strategy to focus on businesses where it can add most value through operational improvement initiatives while ensuring fair treatment for all stakeholders involved throughout this process.
Further to the announcement on March 21, 2024, the Dowlais Group commenced a share buyback program on April 4, 2024 of its ordinary shares for up to a maximum aggregate consideration of £50 million, of which over £31m was completed. The purpose of the share buyback program was to reduce the Dowlais Group’s share capital and therefore the shares purchased under the program have been cancelled. Following the announcement regarding the recommended combination with AAM on January 29, 2025, the Dowlais Group cancelled the share buyback program with immediate effect.

In the last quarter of 2024, the Dowlais Group successfully refinanced part of its debt through the issuance of US$500 million of notes in the US private placement market. The notes have maturities in the range of 5 – 12 years. Following the note issuance, $400 million of the term loan debt has been repaid. Post refinancing, the Dowlais Group continues to be funded through two core banking facilities comprised of a multi-currency revolving credit facility and term loan facility, and the US private placement notes resulting in combined debt facilities of approximately £1.8 billion. The revolving credit and term loan facilities have an initial maturity date of April 20, 2026, and the Dowlais Group has the option to extend the maturity of the revolving credit facility by up to two years, at its sole discretion.
Overview of segments
As described above, the Dowlais Group’s business is organized into Automotive, Powder Metallurgy and Hydrogen (until its disposal in July 2024) segments. These comprise the Dowlais Group’s reportable segments and their results are regularly reviewed by the Dowlais Board of Directors.
Results of operations
The table below sets out the results of operations of the Dowlais Group for the financial years 2024, 2023 and 2022:
	For the year ended December 31,			Change %
	2024	2023	2022	2024 vs 2023	2023 vs 2022
	£ million
Revenue	4,337	4,864	4,595	-10.8	5.9
Cost of sales	(3,691)	(4,107)	(3,937)	10.1	-4.3
Gross profit	646	757	658	-14.7	15.0
Selling, general and administrative expenses	(813)	(1,258)	(649)	35.4	-93.8
Operating (loss)/profit	(167)	(501)	9	-66.7	-5,666.70
Share of results of equity accounted investments, net of tax	61	51	49	19.6	4.1
Finance costs	(131)	(101)	(272)	-29.7	62.9
Finance income	22	29	151	-24.1	-80.8
Loss before tax	(215)	(522)	(63)	58.8	-728.6
Tax	47	27	(14)	74.1	292.9
Loss after tax for the year	(168)	(495)	(77)	66.1	-542.9
Loss for the year attributable to:
Owners of the parent	(173)	(501)	(82)	65.5	-511
Non-controlling interests	5	6	5	-16.7	20.0

Revenue
The following table sets out the revenue by segment for the periods indicated:
	For the year ended December 31,			Change %
	2024	2023	2022	2024 vs 2023	2023 vs 2022
	£million
Revenue	4,337	4,864	4,595	-10.8	5.9
GKN Automotive	3,391	3,843	3,598	-11.8	6.8
Driveline	2,268	2,436	2,287	-6.9	6.5
ePowertrain	1,049	1,329	1,226	-21.1	8.4
Other	74	78	85	-5.1	-8.2
GKN Powder Metallurgy	946	1,016	996	-6.9	2.0
Sinter	744	800	767	-7.0	4.3
Additive	30	26	26	15.4	—
Powder	172	190	203	-9.5	-6.4
GKN Hydrogen	—	5	1	n.a	400.0
Financial year 2024 compared to the financial year 2023
Revenue was £4,337 million in the financial year 2024, a decrease of £527 million, or 10.8%, from £4,864 million in the financial year 2023. Of this decrease, approximately 4% was due to the impact of changes in translational foreign exchange rates compared to the prior year, with the British pound sterling strengthening against several currencies (at average exchange rates), particularly the US Dollar and the Euro. In addition, the following impacted each of the segments:
•
GKN Automotive:   Revenue declined 11.8% year-on-year to £3,391 million largely due to the impact of lower volumes and product mix in the ePowertrain product line, which continued to be impacted by volatility in BEV production volumes, driven by low double-digit decline in AWD systems, high single-digit decline in ePowertrain components and significant decline in eDrive systems. Driveline revenues declined 3.2% before considering the foreign exchange impact mentioned above, slightly outperforming a declining GLVP outside China of 3.3%, as it continued to demonstrate the resilience of its broad portfolio and scale across customers, platforms and geographies.

•
GKN Powder Metallurgy:   Revenue declined 6.9% year-on-year to £946 million. Of this decrease, 3.1% was due to customer/platform mix in the North American Sinter business, and 3.3% was due to the impact of changes in foreign exchange rates.

Financial year 2023 compared to the financial year 2022
Revenue in the financial year 2023 increased to £4,864 million, from £4,595 million in the financial year 2022, with growth of 5.9% or £264 million. This reflected volume growth in all operating regions and price increases as the businesses recovered significant cost inflation. The impact of translational foreign exchange rates due to the British pound sterling strengthening against the US dollar reduced revenue by approximately 1% compared with the prior year. The specific impacts to each of our segments were:
•
GKN Automotive:   Revenue grew 6.8% year-on-year to £3,843 million, driven by increased GLVP volumes. The under-performance compared to a GLVP growth of 9.7% is largely due to our strategic focus on commercial discipline, prioritizing profitable growth over volume growth.

•
GKN Powder Metallurgy:   Revenue was £1,016 million, 2.0% ahead of 2022. This reflected the benefit of strong inflation-recovery through pricing initiatives and surcharge pass-through agreements while retaining flat year-on-year volumes.

Cost of sales
Cost of sales was £3,691 million in the financial year 2024, a decrease of £416 million, or 10.1%, from £4,107 million in the financial year 2023. This decrease mostly reflected the decline in sales volumes during the financial year 2024.

Cost of sales was £4,107 million in the financial year 2023, an increase of £170 million, or 4.3%, from £3,937 million in the financial year 2022. This increase reflected increased sales volumes during the financial year 2023.
Selling, general and administrative expenses (SG&A expenses)
Financial year 2024 compared to the financial year 2023
SG&A expenses were £813 million in the financial year 2024, a decrease of £445 million, or 35.4%, from £1,258 million in the financial year 2023. This decrease was primarily due to the £449 million goodwill impairment charge recorded in the financial year 2023 relating to the Powder Metallurgy segment. The remaining £4 million increase in SG&A included a decrease of £69 million reflecting the impact of changes in foreign exchange rates and a reduction in spend in administrative expenses, offset by an increase of £73 million in relation to the following items:
•
Restructuring costs of £145 million were included in SG&A expenses in the financial year 2024, an increase of £25 million from £120 million in the financial year 2023. This included £120 million of restructuring costs recorded in the GKN Automotive segment, compared with a charge of £109 million in the financial year 2023, primarily relating to significant footprint consolidation actions as the business continues to address its cost base and deliver transformational programs. Significant costs incurred in the year ended 31 December 2024 include direct costs relating to the closure of a GKN Automotive plant in Roxboro, North Carolina and direct costs of expansion in Mexico as new product lines are added to the facility, and continued transfer of manufacturing from Mosel, Germany to Miskolc, Hungary. Further costs have also been incurred reflecting the Dowlais Group’s strategic decision to right size its engineering investment in the ePowertrain product line, with a primary focus on eDrive systems, to optimize capital allocation. Restructuring costs also included a charge of £17 million recorded in the Powder Metallurgy segment relating to the optimization of headcount and reorganization of activities under the new commercial strategy, compared with a charge of £10 million in the financial year 2023.

•
Charges related to unrealized losses on derivatives and associated financial assets and liabilities of £71 million were recorded in SG&A expenses in the financial year 2024, compared with a credit related to gains of £16 million in the financial year 2023. These are primarily forward foreign currency exchange contracts where hedge accounting is not applied and are entered into to mitigate the potential volatility of future cash flows, on long-term foreign currency customer and supplier contracts, including foreign exchange movements on the associated financial liabilities.

•
SG&A expenses in the financial year 2024 also included (i) a charge of £191 million related to amortization of intangible assets acquired in business combinations, compared to a charge of £197 million in the financial year 2023; (ii) a loss of £18 million relating to the disposal of the Hydrogen business on 29 July 2024 for nominal consideration (2023: £nil); (iii) a credit of £27 million recorded on the release of a warranty provision originally recognized as a fair value item on historical acquisitions. In the financial year 2023, a credit of £17 million was recognized relating to loss making contracts (previously recognized as a fair value item on historical acquisitions); and (iv) a charge of £1 million related to demerger costs (2023: £42 million).

Financial year 2023 compared to the financial year 2022
SG&A expenses were £1,258 million in the financial year 2023, an increase of £609 million, or 93.8%, from £649 million in the financial year 2022. This increase was primarily due to the £449 million goodwill impairment charge recorded in the financial year 2023 relating to the Powder Metallurgy segment. The impairment charge reflected mid-term profit and cash assumptions being lower than those previously assumed when determining the segment’s carrying value, with the reduction largely a result of the reduced growth assumptions in the forecast. The remaining £160 million increase in SG&A included an increase of £77 million reflecting the impact of changes in foreign exchange rates and an increase in administrative expenses, together with an increase of £83 million in relation to the following items:
•
Restructuring costs of £120 million were included in SG&A expenses in the financial year 2023, an increase of £66 million from £54 million in the financial year 2022. This included a charge of

£109 million within the GKN Automotive division, primarily relating to significant footprint consolidation actions in Europe as the business continued to address its cost base and deliver transformational programs, compared with a charge of £37 million in the prior year. Significant costs incurred during the year ended 31 December 2023 included severance provisions and other direct costs relating to the closure of a Driveline plant in Mosel, Germany; costs relating to opening a new manufacturing facility in Miskolc, Hungary in advance of the plant becoming operational; and direct costs of expansion in Mexico as new product lines were added to the facility. Restructuring costs also included a charge of £10 million recorded in the Powder Metallurgy segment relating to the optimization of headcount and reorganization of activities under the new commercial strategy, compared with a charge of £17 million in the financial year 2022.
•
Costs of £42 million relating to the demerger of the Dowlais Group from Melrose Industries PLC were incurred within SG&A expenses in the financial year 2023, while SG&A expenses included a charge of £20 million in the financial year 2022, relating to a write-down as a result of exiting any direct trading links with Russian operations as a consequence of the invasion of Ukraine.

•
SG&A expenses in the financial year 2023 also included (i) a charge of £197 million related to amortization of intangible assets acquired in business combinations, compared to a charge of £198 million in the financial year 2022; (ii) a credit of £17 million recognized relating to loss making contracts, compared with a credit of £14 million in the financial year 2022; and (iii) a credit related to unrealized gains on derivatives and associated financial assets and liabilities of £16 million in the financial year 2023, compared with a credit of £15 million in the financial year 2022.

Share of result of equity accounted investments, net of tax
The share of results of equity accounted investments, net of tax was £61 million in the financial year 2024, an increase of £10 million, or 19.6%, from £51 million in the financial year 2023. In turn the latter represents an increase of £2 million, or 4.1%, from £49 million in the financial year 2022. These increases were primarily due to consistent stronger performance in the largest of the Dowlais Group’s equity accounted investments, based in China.
Finance costs
Finance costs were £131 million in the financial year 2024, an increase of £30 million, or 29.7%, from £101 million in the financial year 2023. The main driver of the increase was interest charges on bank loans and overdrafts, which were £26 million higher compared to the preceding year due to a full-year impact of the post demerger capital structure and draw-down on the revolving credit facility in the year.
In the financial year 2023, finance costs were £101 million, a decrease of £171 million, or 62.9%, from £272 million in the financial year 2022. Finance costs in the financial year 2022 included foreign exchange movements on loans with related parties of £167 million, compared with £nil recognized in the financial year 2023, and fair value changes on cross-currency swaps of £59 million, compared with £nil recognized in the financial year 2023. These were offset by interest charges on bank loans and overdrafts, which were £63 million for the financial year 2023, compared to £11 million in the financial year 2022, and reflected the change in capital structure to a stand-alone entity following the demerger.
Finance income
Finance income was £22 million in the financial year 2024, a decrease of £7 million, or 24.1%, from £29 million in the financial year 2023. In the prior year, finance income included the benefit of one-off foreign exchange gains of £22 million on loans with the Melrose Group up to the date of demerger. Offsetting this reduction was an £11 million release of accrued interest relating to a settlement agreement reached with German tax authorities in respect of prior years.
In the financial year 2023, finance income was £29 million, a decrease of £122 million, or 80.8%, from £151 million in the financial year 2022. This was due to foreign exchange gains on loans with related parties of £22 million in the financial year 2023 compared with foreign exchange gains on loans with related parties of £143 million in the financial year 2022. The loans were repaid during the first half of 2023 during the demerger process.

Tax
The tax credit was £47 million in the financial year 2024 compared to a tax credit of £27 million in the financial year 2023. The increased credit reflects the increase in loss before tax after adjusting for disallowable expenses, which included a £45 million credit related to a settlement agreement reached with German tax authorities in respect of the years 2010 to 2021.
The tax credit was £27 million in the financial year 2023 compared to a tax charge of £14 million in the financial year 2022.
Liquidity and capital resources
Available cash and debt facilities are reviewed regularly to ensure sufficient funds are available to support the Dowlais Group’s activities.
The Dowlais Group’s primary sources of liquidity are cash generated from operating activities and funds available under its multi-currency term loan, revolving credit facility and US private placement notes. At 31 December 2024, the Dowlais Group’s cash and cash equivalents balance, net of overdrafts was £323 million (31 December 2023: £313 million), while the revolving credit facility had available headroom of £534 million (31 December 2023: £590 million), translating to a total liquidity position of £857 million (31 December 2023: £903 million).
As at 31 December 2024, the Dowlais Group’s net indebtedness was £968 million, comprising:
(i)
cash and cash equivalents of £336 million;

(ii)
net of bank overdrafts of £13 million and non-current interest-bearing loans and borrowings of £1,291 million.

In 2024, the Dowlais Group successfully refinanced part of its debt through issuance of US$500 million of notes in the US private placement (“USPP”) market. The notes have maturities in the range of 5 – 12 years. Following the note issuance, $400 million of the term loan debt has been repaid. The USPP provided the Dowlais Group with a more diverse funding structure and balanced debt maturity profile.
In addition to the above, the Dowlais Group continues to be funded by its committed bank facility that includes a multi-currency denominated term loan of £100 million and €100 million as well as a multi-currency denominated revolving credit facility of £350 million, US$660 million and €450 million. The revolving credit and term loan facilities have an initial maturity date of 20 April 2026, however the Dowlais Group has the option to extend the maturity of the revolving credit facility by up to two years, at its sole discretion.
As at 31 December 2024, the Dowlais Group had 46% of its drawn debt at fixed interest rates. This comprises the US private placement notes which were issued at fixed rates and interest rate swaps relating to a portion of the floating rate bank facilities. The maturity dates of the interest rate swaps are aligned with those of the underlying debt facilities. The average interest rate payable on the Dowlais Group’s debt, net of the impact of interest rate hedging, was 6.32% for the year ended 31 December 2024.
Loans drawn under these facilities are guaranteed by Dowlais Group plc and certain of its subsidiaries. There is no security over any of the Dowlais Group’s assets in respect of these facilities.
Working capital
The Dowlais Group has a small number of uncommitted working capital programs, which provide favorable financing terms on eligible customer receipts and competitive financing terms to suppliers on eligible supplier payments.
Businesses that participate in these customer-related finance programs have the ability to choose whether to receive payment earlier than the normal due date, for specific customers on a non-recourse basis.
Some suppliers may utilize the Dowlais Group’s supplier finance programs, which are provided by a limited number of the Dowlais Group’s relationship banks. There is no cost to the Dowlais Group for providing these programs to its suppliers. These arrangements do not change the date suppliers are due to be paid by Dowlais, and therefore there is no additional impact on the Dowlais Group’s liquidity.
Cash Flows
The following table sets out financial information extracted from the cash flow statements for the financial years 2024, 2023 and 2022.
	For the year ended December 31,
	2024	2023	2022
	£ million
Net cash generated from operating activities	120	239	210
Net cash used in investing activities	(119)	(194)	(137)
Net cash generated from/(used in) financing activities	17	23	(100)
Net increase/(decrease) in cash and cash equivalents, net of bank overdrafts	18	68	(27)
Net cash from operating activities
Net cash from operating activities was £120 million in the financial year 2024, compared to £239 million in the financial year 2023. The reduction of £119 million includes adverse working capital movement of £53 million, an increase in restructuring costs of £35 million and increased interest paid of £28 million. This was partially offset by demerger cash costs of £4 million, being £44 million lower than the preceding year (£48 million).
Net cash from operating activities was £239 million in the financial year 2023, compared to £210 million in the financial year 2022. This increase of £29 million primarily reflected working capital improvement of £57 million and a decrease in restructuring spend of £13 million offset by higher interest costs of £56 million following the full-year impact of the post demerger capital structure and draw-down on the revolving credit facility in the period.
Net cash used in investing activities
Net cash used in investing activities was £119 million in the financial year 2024, compared to cash used in investing activities of £194 million in the financial year 2023. This was mainly due to lower capital expenditure of £191 million in the financial year 2024, a decrease of £104 million compared to £295 million in the financial year 2023, as it was adjusted to align with lower volumes and no material expenditure was incurred on new production facilities, primarily associated with footprint restructuring initiatives. This was partially offset by lower proceeds received from disposal of property, plant and equipment of £4 million, compared with £33 million in the financial year 2023.
Net cash used in investing activities was £194 million in the financial year 2023, compared to cash used in investing activities of £137 million in the financial year 2022. This increase included higher capital expenditure of £295 million, an increase of £73 million from £222 million the financial year 2022, reflecting investments in business growth and footprint optimization.
Net cash from/(used in) financing activities
Net cash from financing activities was £17 million in the financial year 2024, compared to cash from financing activities of £23 million in the financial year 2023. The Dowlais Group implemented a share buy-back scheme in the financial year 2024, acquiring shares worth £26 million during the year. The Dowlais Group paid an interim and final dividend to equity shareholders in 2024, totaling £58 million. In the financial year 2023 the Dowlais Group paid an interim dividend of £19 million, but no final dividend as Dowlais Group plc did not exist at 31 December 2022. These reductions were offset by net drawings and repayments on borrowing facilities and cash settlements with related parties increasing to £129 million in the financial year 2024, compared with £93 million in the financial year 2023.
Net cash from financing activities was £23 million in the financial year 2023, compared to cash used in financing activities of £100 million in the financial year 2022. The financial year 2023 financing activities included demerger-related cash inflows related to setting up the new corporate funding structures of £81 million, offset by the payment of an interim dividend of £19 million, dividend payments to non-controlling interests of £7 million, finance lease payments of £25 million and £7 million related to the purchase of own shares by the employee benefit trust relating to the new Dowlais Group plc entity. In the financial year 2022, financing activities comprised £78 million net repayment of loans with related parties that were part of the Melrose Group, but were not part of the Dowlais Group and £22 million finance lease repayments.
Capital commitments
At 31 December 2024, the Dowlais Group had committed expenditure of £26 million (2023: £42 million) relating to the acquisition of new plant and machinery.
Off-balance sheet arrangements
As at 31 December 2024, the Dowlais Group had no material off-balance sheet arrangements.
Critical accounting policies
The preparation of financial statements requires management to exercise judgment in applying the Dowlais Group’s accounting policies. It also requires the use of certain critical accounting estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised and in any affected future periods. There were no critical judgments made by management, however key sources of estimation uncertainty were identified in respect of key assumptions underpinning value in use calculations in goodwill impairment tests and assumptions applied in calculating the accounting values for retirement benefit obligations.
Further discussion of the critical accounting policies that are relevant to included in Note 2 to the financial information of the Dowlais Group in the section of this proxy statement entitled “Dowlais Financial Statements”.
Quantitative and Qualitative disclosure about market risk
The Dowlais Group is exposed to market risks in the ordinary course of business. These risks primarily include interest rate risk, liquidity, credit risk, market risk and foreign currency risk. See Note 24 to the financial information of the Dowlais Group in the section of this proxy statement entitled “Dowlais Financial Statements”.
Recent Accounting Pronouncements
A list of recently issued accounting pronouncements that are relevant to the Dowlais Group is included in Note 1 to the financial information of the Dowlais Group in the section of this proxy statement entitled “Dowlais Financial Statements”.

PROPOSAL NO. 1 — CHARTER AMENDMENT PROPOSAL
Proposal
We are asking you to approve an amendment to the AAM Charter to increase the number of authorized AAM Shares, from 150,000,000 AAM Shares to 375,000,000 AAM Shares (the “Charter Amendment Proposal”). The additional AAM Shares authorized pursuant to the Charter Amendment would be part of the existing class of AAM Common Stock and, if issued, would have the same rights and privileges as the AAM Shares presently issued and outstanding. A copy of the proposed Charter Amendment is attached as Annex III to the proxy statement.
As of May 27, 2025, there were 118,662,478 AAM Shares outstanding. It is expected that approximately 117,000,000 New AAM Shares will be issued to Dowlais Shareholders in connection with the Combination, resulting in a requirement that at least approximately 235,662,478 AAM Shares be authorized for issuance. The AAM Charter currently authorizes for issuance 150,000,000 AAM Shares, which is not sufficient to consummate the Combination.
The AAM Board believes that increasing the number of authorized AAM Shares to 375,000,000 shares as contemplated by the Charter Amendment is required to issue the New AAM Shares required by the terms of the Combination, as well as to have available for issuance from time to time — without (except as required by applicable law or the NYSE rules) further action or authorization by AAM Stockholders — as needed for such corporate purposes as may be determined by the AAM Board. Specifically, the AAM Board believes that an additional 225,000,000 AAM Shares should be authorized for issuance in order to provide the Combined Group with the ability to consummate the Combination and flexibility for the Combined Group to raise equity and honor commitments to issue equity, including: (1) raising capital, if Combined Group has an appropriate opportunity, through offerings of AAM Shares or securities that are convertible into or exchangeable for AAM Shares; (2) exchanges of AAM Common Stock or securities that are convertible into or exchangeable for AAM Shares for other outstanding securities; (3) providing equity incentives to employees, officers, directors, consultants or advisors; (4) expanding the Combined Group’s business through the acquisition of other businesses or assets; (5) stock splits, dividends, and similar transactions; and (6) other purposes.
In the event the Charter Amendment Proposal is approved by AAM Stockholders and the Co-operation Agreement is terminated without the Combination being consummated, AAM will not adopt the Charter Amendment.
Required AAM Stockholder Vote and Recommendation of the AAM Board
Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the Special Meeting.
The approval of the Charter Amendment Proposal by the requisite vote of AAM Stockholders is a condition to the closing of the Combination.
For the Charter Amendment Proposal, you may vote “FOR” or “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” the Charter Amendment Proposal. Shares not present at the Special Meeting will have the same effect as voting “AGAINST” the Charter Amendment Proposal.
Effect of the Charter Amendment
The Charter Amendment will increase the number of authorized AAM Shares from 150,000,000 AAM Shares to 375,000,000 AAM Shares. The Charter Amendment will enable AAM to issue the New AAM Shares to Dowlais Shareholders in connection with the Combination, as well as enable the Combined Group to issue additional AAM Shares in the future. AAM undertakes to obtain approval of its stockholders for security issuances when required under applicable law.
The AAM Board recommends that you vote “FOR” the Charter Amendment Proposal.

PROPOSAL NO. 2 — SHARE ISSUANCE PROPOSAL
Proposal
We are asking you to approve the issuance of the New AAM Shares to Dowlais Shareholders in connection with the Combination by AAM of all of the entire issued and to be issued share capital of Dowlais (the “Share Issuance Proposal”). Pursuant to the Combination, Dowlais Shareholders will be entitled to receive, for each Dowlais Share held by such shareholder, 42 pence per share in cash and 0.0863 new AAM Shares, resulting in the issuance of approximately 117,000,000 New AAM Shares, following which Dowlais Shareholders will own approximately 49% of AAM’s fully diluted common stock, based on AAM’s and Dowlais’ fully diluted outstanding share capital as of May 28, 2025 (the “Share Issuance Proposal”).
For a detailed description of the Combination, see the section of this proxy statement entitled “Information About the Combination.”
Required AAM Stockholder Vote and Recommendation of the AAM Board
Approval of the Share Issuance Proposal requires the affirmative vote of the holders of a majority in voting power of the AAM Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Share Issuance Proposal, provided that a quorum is present.
The approval of the Share Issuance Proposal by the requisite vote of AAM Stockholders is required for the Share Issuance, and it is a condition to the closing of the Combination.
For the Share Issuance Proposal, you may vote “FOR” or “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” the Share Issuance Proposal. Shares not present at the Special Meeting will have no effect on the outcome of the vote on the Share Issuance Proposal.
The AAM Board recommends that you vote “FOR” the Share Issuance Proposal.
Amount and Title of Securities to be Issued
If the Share Issuance Proposal is approved, we expect to issue approximately 117,000,000 New AAM Shares, par value $0.01 per share, to Dowlais Shareholders in connection with the Combination. Holders of AAM Shares have no conversion, pre-emptive or other subscription rights.
Registration Exemption; Listing of New AAM Shares
The New AAM Shares to be issued to Dowlais Shareholders as the stock consideration in the Combination will not be registered under the Securities Act and will be issued pursuant to the exemption provided by Section 3(a)(10) of the Securities Act. The exemption from registration under Section 3(a)(10) of the Securities Act is available when securities are issued in exchange for outstanding securities (in the case of the Combination, the New AAM Shares representing the stock consideration in the Combination to be issued to Dowlais Shareholders in exchange for their Dowlais Shares), and the terms of and the conditions of such issuance and exchange are approved, following a hearing of the fairness of such terms, by any court authorized to grant such approval (in the case of the Combination, the Court approving the Scheme of Arrangement at the Sanction Hearing).
To the extent the Combination is effected as a scheme of arrangement under English law, the issuance of New AAM Shares in connection with the Combination would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that AAM exercises its right to elect to implement the Combination by way of a takeover offer, subject to the terms of the Co-operation Agreement (as defined in the Companies Act, and as further described in the section of this proxy statement entitled “Information About the Combination — The Offer Announcement and the Scheme of Arrangement — Change in Combination Structure”) or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the Securities Act, such takeover offer will be made in compliance with all applicable U.S. laws and regulations and may require registration. In such event, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the New AAM Shares that would be issued in the Combination.
The New AAM Shares will be, and it is a condition to the Combination that they be, listed for trading on the NYSE. In addition, AAM intends to seek a secondary listing of the AAM Shares, including the New AAM Shares, on the LSE; however, it is not a condition to the Combination that the New AAM Shares be listed for trading on the LSE.
Co-operation Agreement
For a detailed description of the Co-operation Agreement and certain related agreements that we entered into in connection with the Combination, see the section entitled “Information About the Combination — The Co-operation Agreement.”
Quantification of Payments and Benefits to AAM’s Named Executive Officers
The Combination does not constitute a “change in control” under any employment or compensation arrangements of AAM and our named executive officers are not entitled to any additional compensation or benefits that relate to or are contingent upon the Combination.
Interests of AAM’s Executive Officers and Directors in the Combination
None of AAM’s directors or executive officers has any substantial financial interest, direct or indirect, in the Combination, the Charter Amendment or the Share Issuance, other than being a director or executive officer and an AAM Stockholder.
Impact of the Share Issuance on Existing AAM Stockholders
If the Charter Amendment Proposal and the Share Issuance Proposal are approved and the Charter Amendment and the Share Issuance are implemented, the Share Issuance Proposal will dilute the ownership and voting interests of existing AAM Stockholders. It is expected that approximately 117,000,000 New AAM Shares will be issued to Dowlais Shareholders in connection with the Combination, and that, upon the closing of the Combination, Dowlais Shareholders will own approximately 49% of AAM’s fully diluted common stock, based on AAM’s and Dowlais’ fully diluted outstanding share capital as of May 28, 2025. Therefore, the ownership and voting interests of existing AAM Stockholders will be proportionately reduced.

PROPOSAL NO. 3 — ADJOURNMENT PROPOSAL
Proposal
We are asking you to approve a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Charter Amendment Proposal or the Share Issuance Proposal.
If AAM Stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from AAM Stockholders that have previously returned properly executed proxies voting against the approval of the Charter Amendment Proposal or the Share Issuance Proposal. Among other things, approval of the Adjournment Proposal could mean that: (1) even if we had received proxies representing a sufficient number of votes against approval of the Charter Amendment Proposal such that the Charter Amendment Proposal would be defeated, we could adjourn the Special Meeting without a vote on the Charter Amendment Proposal and seek to convince the holders of those AAM Shares to change their votes to votes in favor of the Charter Amendment Proposal; and (2) even if we had received proxies representing a sufficient number of votes against approval of the Share Issuance Proposal such that the Share Issuance Proposal would be defeated, we could adjourn the Special Meeting without a vote on the Share Issuance Proposal and seek to convince the holders of those AAM Shares to change their votes to votes in favor of the Share Issuance Proposal.
Required AAM Stockholder Vote and Recommendation of the AAM Board
Approval of the Adjournment Proposal, which is not a condition to the Combination, requires the affirmative vote of the holders of a majority in voting power of the AAM Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, provided that a quorum is present.
For the Adjournment Proposal, you may vote “FOR” or “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal. Shares not present at the Special Meeting will have no effect on the outcome of the vote on the Adjournment Proposal.
The AAM Board recommends that you vote “FOR” the Adjournment Proposal.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF AAM
The following table shows information regarding the beneficial ownership of AAM Shares as of the close of business on May 27, 2025, by:
•
each person or group who is known by us to own beneficially more than 5% of the AAM Shares;

•
each non-employee director and each of our named executive officers; and

•
all directors and executive officers as a group.

Beneficial ownership of AAM Shares is determined under the rules of the SEC and generally includes any AAM Shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all AAM Shares shown as beneficially owned by them. Applicable percentage of beneficial ownership is based on 118,662,478 AAM Shares outstanding on May 27, 2025. AAM Shares subject to options or warrants currently exercisable or exercisable within 60 days of the date of this proxy statement, and restricted stock units which will vest within 60 days of the date of this proxy statement, are deemed to be outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Unless otherwise indicated, the address for each holder listed below is c/o American Axle & Manufacturing Holdings, Inc., One Dauch Drive, Detroit, Michigan 48211-1198.
	AAM Shares Beneficially Owned	Percent of AAM Shares Outstanding
Greater Than 5% Owners
BlackRock, Inc.(1)	18,037,436	15.20%
The Vanguard Group(2)	13,351,052	11.28%
Dimensional Fund Advisors LP(3)	7,669,092	6.60%
Non-Employee Directors(4)
William L. Kozyra	138,064	*
Peter D. Lyons	143,064	*
James A. McCaslin	178,036	*
William P. Miller II	185,086	*
Aleksandra A. Miziolek	20,492	*
Herbert K. Parker	140,479	*
Sandra E. Pierce	110,479	*
Samuel Valenti III	72,425	*
Named Executive Officers
David C. Dauch(5)	2,246,449	1.9%
Christopher J. May	408,425	*
Michael J. Lynch(5)	213,346	*
Terri M. Kemp	157,442	*
Tolga I. Oal	—	*
All Directors and Executive Officers as a Group (15 persons)	4,361,435	3.7%

(*)
Less than 1% of the outstanding AAM Shares.

(1)
Based on the Schedule 13G/A filed on April 30, 2025 by BlackRock, Inc., reporting sole voting power over 17,820,639 AAM Shares and sole dispositive power over 18,037,436 AAM Shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(2)
Based on the Schedule 13G/A filed on April 30, 2025 by The Vanguard Group, reporting shared voting power over 228,503 AAM Shares, sole dispositive power over 13,001,739, and shared dispositive power over 349,313 AAM Shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based on the Schedule 13G/A filed on February 9, 2024 by Dimensional Fund Advisors LP, reporting sole voting power over 7,531,299 AAM Shares and sole dispositive power over 7,669,092 AAM Shares. The address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(4)
Includes vested RSUs awarded to non-employee directors that have been deferred. For the number of RSUs held by each non-employee director, see table included in AAM’s 2025 Annual Proxy Statement on Schedule 14A, filed with the SEC on March 20, 2025, under the section entitled “Compensation of Directors”.

(5)
For Mr. Dauch, amount includes 125 AAM Shares held in trust for the benefit of one of his children and, for Mr. Lynch, amount includes 1,000 AAM Shares held in his spouse’s trust.

FUTURE AAM STOCKHOLDER PROPOSALS
2026 AAM Stockholder Proposals
As described in AAM’s annual proxy statement for the 2025 annual meeting of AAM Stockholders (the “2025 Annual Meeting”), any proposal or proposals by an AAM Stockholder must be included in the proxy statement and form of proxy relating to the annual meeting of AAM Stockholders to be held in 2026 (the “2026 Annual Meeting”) and must comply with the procedures set forth in Exchange Act Rule 14a-8. To be eligible for inclusion, AAM Stockholder proposals must be received in writing by the AAM’s Secretary on or before November 20, 2025 (120 days before the first anniversary of the date of AAM’s proxy statement released to AAM Stockholders in connection with the 2025 Annual Meeting). AAM’s By-Laws provide that other business, including AAM Stockholder nominations for directors, may not be brought before any special meeting unless it is: (1) specified in the notice of meeting (which includes AAM Stockholder proposals that AAM is required to include in its proxy statement under Exchange Act Rule 14a-8); (2) properly brought by or at the direction of the AAM Board; or (3) otherwise properly brought before a special meeting or brought before an annual meeting by any AAM Stockholder (i) who is entitled to vote at such annual meeting, (ii) who complies with the notice procedures set forth in AAM’s By-Laws, and (iii) who is an AAM Stockholder of record at the time such notice is delivered to AAM’s Secretary.
If an AAM Stockholder desires to bring business before the 2026 Annual Meeting of AAM Stockholders, which is not the subject of a proposal submitted for inclusion in AAM’s annual proxy statement, such AAM Stockholder may raise such business (other than director nominations) in accordance with the advance notice provisions set forth in AAM’s By-Laws. Such AAM Stockholder must notify AAM of such proposal, which must be delivered to or mailed and received by AAM’s Secretary in writing at One Dauch Drive, Detroit, Michigan 48211-1198, no earlier than January 31, 2026, nor later than February 20, 2026. If the date of the 2026 Annual Meeting is more than 20 days before or more than 70 days after May 1, 2026, AAM’s By-Laws provide that notice by such AAM Stockholder must be received no earlier than 90 days prior to such annual meeting and no later than the later of 70 days prior to the meeting or no later than the 10th day following the date on which public announcement of the date of the 2026 Annual Meeting is first made by AAM.
A copy of the full text of AAM’s By-Laws may be obtained online on AAM’s website at www.aam.com/investors/governance in the “Governance Documents” section or upon written request to AAM’s Secretary at One Dauch Drive, Detroit, Michigan 48211-1198.

SOLICITATION
AAM will pay the cost of soliciting proxies. Sodali & Co has been retained to assist in the solicitation of proxies for a fee of up to $50,000, plus reimbursement of out-of-pocket expenses. In addition to solicitations by mail, proxies also may be solicited personally, or by telephone or electronic means by some directors, officers and regular employees of AAM, without additional compensation, as well as by employees of Sodali & Co. AAM will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material and other stockholder materials to the beneficial owners of AAM Shares where those owners request such materials.

RESPONSIBILITY STATEMENT REQUIRED BY THE U.K. TAKEOVER CODE
The directors of the AAM Board each accept responsibility for the information contained in this document (including any expressions of opinion) relating to AAM and the directors of the AAM Board and their immediate families and related trusts. To the best of the knowledge and belief of the directors of the AAM Board (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.

MISCELLANEOUS
You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement to vote on the proposals contained herein. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated June 2, 2025. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to AAM Stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

HOUSEHOLDING
To reduce the expense of delivering duplicate proxy materials to AAM Stockholders, AAM is relying on rules of the SEC that permit us to deliver only one set of proxy materials to multiple AAM Stockholders who share an address unless we receive contrary instructions from any AAM Stockholders at that address. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Each AAM Stockholder retains a separate right to vote on all matters presented at the Special Meeting. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.
If you are a registered stockholder and wish to receive a separate proxy statement, we will provide these materials promptly upon written or oral request. Please request the additional copy by contacting AAM’s Investor Relations Department by email at investorrelations@aam.com or by mail at One Dauch Drive, Detroit, Michigan 48211-1198. You may also contact Sodali & Co, AAM’s proxy solicitor:
Sodali & Co
430 Park Ave, 14th Floor, New York, NY 10022
(800) 662-5200 (Toll-Free in North America)
+1 (212) 300 2470 (Outside North America)
Email: AXL@info.sodali.com
If you hold your shares beneficially and wish to receive a separate proxy statement, please contact your bank or broker. If any AAM Stockholders in your household wish to receive a separate proxy statement in the future, they may contact Investor Relations, AAM, One Dauch Drive, Detroit, Michigan 48211-1198 or by email at investorrelations@aam.com. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple proxy statements by contacting Investor Relations at the address and/or email address above.

WHERE YOU CAN FIND MORE INFORMATION
AAM files annual, quarterly and current reports, proxy statements and other information with the SEC. AAM’s SEC filings are available to the public at the SEC’s website at www.sec.gov or at AAM’s website at www.aam.com. Unless otherwise provided below, the information provided in AAM’s SEC filings (or available on AAM’s website) is not part of this proxy statement and is not incorporated by reference.
The SEC allows AAM to incorporate by reference into this proxy statement documents it files with the SEC. This means that, if you are an AAM Stockholder, AAM can disclose important information to you by referring you to those documents.
The information filed by AAM and incorporated by reference is considered to be a part of this document. Information in this proxy statement automatically updates and supersedes information in earlier documents that are incorporated by reference in this proxy statement, and information filed with the SEC after the date of this proxy statement and before the date of the Special Meeting automatically updates and supersedes information in this proxy statement. In the event of conflicting information in this proxy statement in comparison to any document incorporated by reference into this proxy statement, or among documents incorporated by reference, the information in the latest filed document prevails.
Statements contained in this document, or in any document incorporated in this document by reference, regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC. AAM incorporates by reference the documents listed below and any documents filed by AAM pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than documents or information “furnished” to and not “filed” with the SEC) after the date of this proxy statement and before the date of the Special Meeting:
•
AAM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 14, 2025;

•
AAM’s 2025 Annual Proxy Statement on Schedule 14A, filed with the SEC on March 20, 2025;

•
AAM’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, filed with the SEC on May 2, 2025; and

•
AAM’s Current Reports on Form 8-K filed with the SEC on January 29, 2025, February 24, 2025, March 13, 2025, March 17, 2025 and May 2, 2025 (SEC Accession No. 0001062231-25-000064).

AAM undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of the request, a copy of any or all of the documents incorporated by reference into this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates.
Requests for copies of AAM filings should be directed to Investor Relations at AMM at One Dauch Drive, Detroit, Michigan 48211-1198 or by email at investorrelations@aam.com.
Document requests to AAM should be made by July 7, 2025 in order to receive them before the Special Meeting.
AAM Stockholders should not rely on information other than that contained or incorporated by reference in this proxy statement. AAM has not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated June 2, 2025.

If you would like additional copies of this proxy statement, without charge, or if you have questions about the Combination, including the procedures for voting your shares, you should contact AAM’s Investor Relations Department by email at investorrelations@aam.com or by mail at One Dauch Drive, Detroit, Michigan 48211-1198. You may also contact Sodali & Co, AAM’s proxy solicitor:
Sodali & Co
430 Park Ave, 14th Floor, New York, NY 10022
(800) 662-5200 (Toll-Free in North America)
+1 (212) 300 2470 (Outside North America)
Email: AXL@info.sodali.com

DOWLAIS FINANCIAL STATEMENTS
INDEPENDENT AUDITOR’S REPORT
To the Members of Dowlais Group Plc
Opinion
We have audited the consolidated financial statements of Dowlais Group plc and subsidiaries (the “Company”), which comprise the consolidated balance sheet as of December 31, 2024 and the related consolidated income statement, statement of comprehensive income, statement of changes in equity, and statement of cash flows for the year then ended, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”).
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with IFRS Accounting Standards as issued by the International Accounting Standards Board (“IASB”).
Basis for Opinion
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Restatement of the 2024 Financial Statements
As discussed in Note 1 to the financial statements, the accompanying 2024 financial statements have been restated to correct misstatements. Our opinion is not modified with respect to this matter.
Other Matter
The accompanying balance sheets of the Company as of December 31, 2023 and December 31, 2022 and the related consolidated income statements, statements of comprehensive income, statements of changes in equity, and statement of cash flows for the years then ended were not audited, reviewed, or compiled by us, and, accordingly, we do not express an opinion or any other form of assurance on them.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with IFRS Accounting Standards as issued by the IASB, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is responsible for assessing the Company’s ability to continue as a going concern at least, but not limited to, twelve months from the end of the reporting period, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.

•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Deloitte LLP
London, United Kingdom
15 May 2025

Consolidated Income Statement
	Notes	Year ended 31 December 2024(1)	Year ended 31 December 2023(1)	Year ended 31 December 2022(1)
		£m	(Unaudited) £m	(Unaudited) £m
Revenue	4, 5	4,337	4,864	4,595
Cost of sales		(3,691)	(4,107)	(3,937)
Gross profit		646	757	658
Selling, general and administrative expenses		(813)	(1,258)	(649)
Operating (loss)/profit		(167)	(501)	9
Share of results of equity accounted investments, net of tax	13	61	51	49
Finance costs	7	(131)	(101)	(272)
Finance income	7	22	29	151
Loss before tax		(215)	(522)	(63)
Tax	8	47	27	(14)
Loss after tax for the year		(168)	(495)	(77)
Attributable to:
Owners of the parent		(173)	(501)	(82)
Non-controlling interests		5	6	5
		(168)	(495)	(77)
Earnings per share
– Basic	10	(12.6)p	(36.0)p	(5.9)p
– Diluted	10	(12.6)p	(36.0)p	(5.9)p

(1)
In consideration of SEC reporting requirements, the presentation of the Consolidated Income Statement has been restated from that included in the Company’s previously published UK Annual Reports. Further details are set out in Note 1.2.

Consolidated Statement of Comprehensive Income
	Notes	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
		£m	(Unaudited) £m	(Unaudited) £m
Loss after tax for the year		(168)	(495)	(77)
Items that will not be reclassified subsequently to the Income Statement:
Net remeasurement gain/(loss) on retirement benefit obligations	23	37	(22)	72
Income tax (charge)/credit relating to items that will not be reclassified	8	(9)	4	(27)
		28	(18)	45
Items that may be reclassified subsequently to the Income Statement:
Currency translation		(68)	(152)	272
Impact of hyperinflationary economies		9	8	28
Share of other comprehensive expense from equity accounted investments	13	(3)	(32)	12
Gain arising on hedging instruments designated as hedge of net investment	24	4	20	—
Fair value gain on hedging instruments designated as cash flow hedges	24	2	1	—
Cumulative gain on hedging instruments reclassified to the Income Statement	24	(3)	—	—
Income tax credit relating to items that may be reclassified	8	6	4	(12)
		(53)	(151)	300
Other comprehensive expense for the year		(25)	(169)	345
Total comprehensive expense for the year		(193)	(664)	268
Attributable to:
Owners of the parent		(198)	(668)	262
Non-controlling interests		5	4	6
		(193)	(664)	268

Consolidated Statement of Cash Flows
	Notes	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
		£m	(Unaudited) £m	(Unaudited) £m
Net cash from operating activities	26	120	239	210
Investing activities
Purchase of property, plant and equipment		(188)	(279)	(202)
Proceeds from disposal of property, plant and equipment		4	33	23
Purchase of computer software and capitalised development costs		(3)	(16)	(20)
Disposal of business, net of cash disposed		(10)	—	—
Dividends received from equity accounted investments	13	70	63	59
Interest received		8	5	3
Net cash used in investing activities		(119)	(194)	(137)
Financing activities
Cash settlements with Related Parties(1)		—	(1,096)	(78)
Drawings on borrowings facilities		921	1,313	—
Repayment of borrowing facilities		(792)	(124)	—
Costs of raising debt finance		(2)	(12)	—
Repayment of principal under lease obligations	27	(24)	(25)	(22)
Purchase of own shares under share buy-back	25	(26)	—	—
Purchase of own shares by Employee Benefit Trust	25	—	(7)	—
Dividends paid to non-controlling interests		(2)	(7)	—
Dividends paid to equity shareholders	9	(58)	(19)	—
Net cash from/(used in) financing activities		17	23	(100)
Net increase in cash and cash equivalents, net of bank overdrafts		18	68	(27)
Cash and cash equivalents, net of bank overdrafts at the beginning of the year(2)	26	313	263	275
Effect of foreign exchange rate changes	26	(8)	(18)	15
Cash and cash equivalents, net of bank overdrafts at the end of the year	26	323	313	263

(1)
Related Parties comprised Melrose Industries PLC, the ultimate parent company prior to demerger on the 20 April 2023 and other non-Group entities controlled by Melrose Industries PLC.

(2)
Cash and cash equivalents, net of overdrafts at 1 January 2023 includes a £7 million (2022: £nil) bank overdraft presented in loans payable to Related Parties.

Consolidated Balance Sheet
	Notes	31 December 2024	31 December 2023(1)	31 December 2022(1)
		£m	(Unaudited) £m	(Unaudited) £m
Non-current assets
Goodwill and other intangible assets	11	2,129	2,365	3,095
Property, plant and equipment	12	1,676	1,751	1,821
Interests in equity accounted investments(1)	13	385	397	441
Loans receivable from Related Parties(2)		—	—	2,826
Deferred tax assets	21	157	146	99
Derivative financial assets	24	9	8	9
Other financial assets	24	—	28	—
Retirement benefit surplus	23	34	27	42
Other receivables	16	13	12	21
		4,403	4,734	8,354
Current assets
Inventories	15	431	510	498
Trade and other receivables	16	485	628	638
Derivative financial assets	24	9	45	24
Current tax assets		25	21	20
Other financial assets	24	18	—	—
Cash and cash equivalents	17	336	313	270
		1,304	1,517	1,450
Total assets	5	5,707	6,251	9,804
Current liabilities
Trade and other payables	18	961	1,179	1,188
Interest-bearing loans and borrowings	19	13	2	—
Loans payable to Related Parties(2)		—	—	2,176
Lease obligations	27	29	25	25
Derivative financial liabilities	24	32	4	10
Current tax liabilities		65	100	109
Provisions	20	142	136	140
		1,242	1,446	3,648
Non-current liabilities
Other payables	18	18	18	28
Interest-bearing loans and borrowings	19	1,291	1,158	—
Lease obligations	27	103	126	134
Derivative financial liabilities	24	14	4	2
Deferred tax liabilities	21	199	248	293
Retirement benefit obligations	23	418	486	503
Provisions	20	117	182	186
		2,160	2,222	1,146
Total liabilities	5	3,402	3,668	4,794

	Notes	31 December 2024	31 December 2023(1)	31 December 2022(1)
		£m	(Unaudited) £m	(Unaudited) £m
Equity
Issued share capital	25	14	14	—
Own shares	25	(7)	(7)	—
Translation reserve	25	(133)	(81)	69
Hedging reserve	25	—	1	—
Retained earnings(1)		2,392	2,620	4,902
Equity attributable to owners of the parent		2,266	2,547	4,971
Non-controlling interests		39	36	39
Total equity		2,305	2,583	5,010
Total liabilities and equity		5,707	6,251	9,804

(1)
Interests in equity accounted investments and retained earnings at 31 December 2022 and 2023 have been restated to reflect a previously unidentified omission in the acquisition accounting of an equity accounted investment. Further details are set out in Note 1.3.

(2)
Related Parties comprised Melrose Industries PLC, the ultimate parent company prior to demerger on 20 April 2023 and other non-Group entities controlled by Melrose Industries PLC.

Consolidated Statement of Changes in Equity
	Issued share capital	Share premium account	Own shares	Translation reserve	Hedging reserve	Retained earnings	Equity attributable to owners of the parent	Non- controlling interests	Total equity
	£m	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2022 (as previously reported)	—	—	—	(230)	—	5,032	4,802	33	4,835
Restatement of equity accounted investments(1)	—	—	—	—	—	17	17	—	17
At 1 January 2022 (as restated)	—	—	—	(230)	—	5,049	4,819	33	4,852
Loss for the year	—	—	—	—	—	(82)	(82)	5	(77)
Other comprehensive income	—	—	—	299	—	45	344	1	345
Total comprehensive income/(expense)	—	—	—	299	—	(37)	262	6	268
Transactions with related parties(2)		—	—	—	—	(110)	(110)	—	(110)
At 31 December 2022(1) (as restated)	—	—	—	69	—	4,902	4,971	39	5,010
Loss for the year	—	—	—	—	—	(501)	(501)	6	(495)
Other comprehensive (expense)/income	—	—	—	(150)	1	(18)	(167)	(2)	(169)
Total comprehensive (expense)/income	—	—	—	(150)	1	(519)	(668)	4	(664)
Dividends paid to Related Parties(2)	—	—	—	—	—	(1,675)	(1,675)	—	(1,675)
Transactions with Related Parties(2)	—	—	—	—	—	(57)	(57)	—	(57)
Effect of change of ultimate holding company(3)	14	1,070	—	—	—	(1,084)	—	—	—
Purchase of own shares by Employee Benefit Trust(4)	—	—	(7)	—	—	—	(7)	—	(7)
Capital reduction	—	(1,070)	—	—	—	1,070	—	—	—
Dividends paid to equity shareholders	—	—	—	—	—	(19)	(19)	(7)	(26)
Equity-settled share-based payments	—	—	—	—	—	2	2	—	2
At 31 December 2023(1) (as restated)	14	—	(7)	(81)	1	2,620	2,547	36	2,583
Loss for the year	—	—	—	—	—	(173)	(173)	5	(168)
Other comprehensive (expense)/income	—	—	—	(52)	(1)	28	(25)	—	(25)
Total comprehensive (expense)/income	—	—	—	(52)	(1)	(145)	(198)	5	(193)
Dividends paid to equity shareholders	—	—	—	—	—	(58)	(58)	(2)	(60)
Purchase of own shares under share buy-back(5)	—	—	—	—	—	(26)	(26)	—	(26)
Equity-settled share-based payments	—	—	—	—	—	1	1	—	1
At 31 December 2024	14	—	(7)	(133)	—	2,392	2,266	39	2,305

(1)
Retained earnings at 1 January 2022 has been restated to reflect a previously unidentified omission in the acquisition accounting of an equity accounted investment. Further details are set out in Note 1.3.

(2)
Related Parties comprised Melrose Industries PLC, the ultimate parent company prior to demerger on 20 April 2023 and other non-Group entities controlled by Melrose Industries PLC.

(3)
Following the demerger, the issued share capital and share premium account of Dowlais Group plc were recognised in the Consolidated Financial Statements. Further details are set out in Note 2.

(4)
On 31 May 2023 an Employee Benefit Trust (EBT) established for the benefit of certain employees of the Group purchased shares in the capital of the Company to be held for the purpose of settling awards vesting under the Group’s share incentive schemes.

(5)
On 4 April 2024 the Group commenced a share buy-back programme under which shares in the capital of the Company totalling £26 million (2023: £nil, 2022: £nil) have been purchased. All shares purchased under this programme have been cancelled.

Further information on issued share capital and reserves is set out in Note 25.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
1.   Corporate information
Dowlais Group plc (the “Company”) comprises the GKN Automotive and GKN Powder Metallurgy businesses along with certain Corporate functions, together referred to as the “Group”. GKN Automotive is a global technology and systems engineer which designs, develops, manufactures and integrates an extensive range of driveline technologies, including electric vehicle components. GKN Powder Metallurgy is a global leader in precision powder metal parts for the automotive and industrial sectors, as well as the production of powder metal. GKN Hydrogen formed part of the Group, offering reliable and secure hydrogen storage solutions, until its sale on 29 July 2024 to Langley Holdings plc.
1.1   Corporate structure
Dowlais Group plc was incorporated as a public company limited by shares in the United Kingdom on 13 January 2023 and is registered in England & Wales. On 28 February 2023, Melrose Industries PLC (“Melrose”) transferred the entire shareholding of GKN Industries Limited and GKN Powder Metallurgy Holdings Limited to Dowlais Group plc such that all the entities within the Group became owned directly or indirectly by Dowlais Group plc.
On 20 April 2023, Melrose made a distribution to its shareholders of Dowlais Group plc shares with one Dowlais share issued for every Melrose share held. On the same day, Dowlais Group plc shares were admitted to the premium listing segment of the Official List of the Financial Conduct Authority (FCA) and to trading on the London Stock Exchange’s main market for listed securities.
Prior to 20 April 2023, the ultimate parent company and controlling party of the Group was Melrose Industries PLC, a public company limited by shares and incorporated in England & Wales.
Subsidiaries of Melrose Industries PLC prior to the date of the demerger which do not form part of the Dowlais Group are considered non-Group entities. Melrose Industries PLC and other non-Group entities controlled by Melrose Industries PLC are Related Parties of the Group up to the date of the demerger on 20 April 2023.
1.2   Basis of Preparation
The Consolidated Financial Statements have been prepared in accordance with IFRS Accounting Standards® (IFRS) as issued by the International Accounting Standards Board (IASB). The Consolidated Financial Statements are presented in pounds Sterling and, unless stated otherwise, rounded to the nearest million. They have been prepared under the historical cost convention, as modified by the revaluation of certain financial assets and financial liabilities (including derivative instruments).
The comparative information presented for 31 December 2022 and results up to 28 February 2023 in this set of accounts show an aggregation of the GKN Automotive, GKN Powder Metallurgy and GKN Hydrogen businesses along with certain Corporate functions, which formed the operating segments of the Group. The aggregation has been prepared as though the post-demerger legal structure of the Group was in place at the beginning of the comparative period as described in Note 2.
As part of the preparation of these Consolidated Financial Statements, and in consideration of SEC reporting requirements, the presentation of the Consolidated Income Statement has been re-evaluated and amended from that included in the Company’s previously published UK Annual Reports. Operating expenses has been renamed to selling, general and administrative expenses. To more appropriately reflect the functional analysis of costs within our business, impairment of goodwill of £nil (2023: £449 million; 2022: £nil) has been presented within selling, general and administrative expenses. The share of results of equity accounted investments of £61 million (2023: £51 million; 2022: £49 million) has been presented after operating (loss)/profit. These changes had no impact on revenue, loss before tax or loss after tax for the years ended 31 December 2022, 2023 and 2024.
1.3   Restatement of equity accounted investments
During the year, a previously unidentified omission was noted with respect to the acquisition accounting for the Group’s investment in Shanghai GKN HUAYU Driveline Systems (“SDS”). SDS was acquired in

2018 and is held as an equity accounted investment. At the time of acquisition, intangible assets relating to customer programmes were identified and recorded as part of the carrying value of the investment as required by IAS 28 Investments in Associates and Joint Ventures, however no corresponding deferred tax liability was recorded. Had the deferred tax liability been recorded at the time of acquisition, this would have had no effect on the fair value of the investment initially recorded on acquisition. Due to the unwind of the underlying deferred tax liability, reflecting the amortisation of the related intangible assets, this would have increased the share of profits of equity accounted investments by £3 million each year since then, with a corresponding increase to the investment in equity accounted investments. As the cumulative effect of this on the opening balance sheet in 2022 is considered material, it has been restated. As a result, interests in equity accounted investments have increased by £17 million being the net impact of the increase to goodwill of £36 million and the remaining deferred tax liability of £19 million, with a corresponding credit to retained earnings. The Income Statements for comparative periods have not been restated on the basis the impact is not considered to be material to the results reported for the comparative periods. The impact of the restatement on the Consolidated Financial Statements is set out in the table below.
	As reported	Adjustment	As restated
1 January 2022
Retained earnings	(5,032)	(17)	(5,049)
31 December 2022
Interests in equity accounted investments	424	17	441
Retained earnings	(4,885)	(17)	(4,902)
31 December 2023
Interests in equity accounted investments	380	17	397
Retained earnings	(2,603)	(17)	(2,620)
1.4   New Standards, Amendments and Interpretations affecting amounts, presentation or disclosure reported in the current year
The following amendments to IFRS Accounting Standards have been applied for the first time by the Group. Their adoption has not had any material impact on the disclosures or on the required amounts reported in these Consolidated Financial Statements, except as noted below:
•
Amendments to IAS 1 Classification of Liabilities as Current or Non-current

•
Amendments to IAS 1 Non-current Liabilities with Covenants

•
Amendments to IAS 7 and IFRS 7 Supplier Finance Arrangements — The Group has provided the required disclosures around the effects of supplier finance arrangements on the entity’s liabilities and cash flows and any exposure to the Group’s concentration of liquidity risk as a result of being party to such arrangements in Note 24.

•
Amendments to IFRS 16 Lease Liability in a Sale and Leaseback

1.5   New and revised IFRS Accounting Standards in issue but not yet effective
At the date of authorisation of these financial statements, the Group has not applied the following new and revised IFRS Accounting Standards that have been issued but are not yet effective:
•
Amendments to IFRS 10 and IAS 28 Sale or Contribution of Assets between an Investor and its Associate or Joint Venture

•
Amendments to IAS 21 Lack of Exchangeability

•
Amendments to IFRS 9 Amendments to the Classification and Measurement of Financial Instruments

•
IFRS 18 Presentation and Disclosures in Financial Statements

The Directors do not expect that the adoption of the Standards listed above will have a material impact on the financial statements of the Group in future periods, except for presentation and disclosure changes that may arise on the adoption of IFRS 18.
2.   Summary of material accounting policies
Comparative Information
As set out in Note 1.1 above, the Group was separated from Melrose during the prior year. The demerger took place while the business was under Melrose ownership and therefore the Directors assessed that the transaction was under common control and outside of the scope of IFRS 3 Business Combinations.
IFRS is not prescriptive as to the accounting for such transactions, and under IAS 8 Accounting Polices, Changes in Accounting Estimates and Errors, the Directors accounted for the demerger in the Consolidated Financial Statements as follows:
•
The value of the assets and liabilities of the business were transferred to the Group at book value on the date of the transaction with no adjustments required to estimate fair value.

•
The results of the Group for the year ended 31 December 2023 have been presented for a continuous period to include both pre- and post-demerger activities.

•
Pre demerger reserves are presented as a translation reserve and a single remaining balance of retained earnings.

•
The comparative for Earnings Per Share has been calculated as if the current share structure has always existed in accordance with IAS 33.26.

•
Costs relating to the demerger are charged to the Income Statement.

Going concern
The Consolidated Financial Statements have been prepared on a going concern basis as the Directors consider that adequate resources exist for the Company to continue in operational existence for a period of not less than 12 months from the date of this report.
In reaching this conclusion, the Directors have also considered the implications in a going concern context of the proposed acquisition of the Group by American Axle & Manufacturing Holdings, Inc (AAM) which was announced on 29 January 2025. The Directors believe that the proposed combination with AAM is an attractive opportunity to accelerate the realisation of shareholder value through the establishment of a global, automotive supplier with market-leading capabilities, better-positioned together to navigate both the short-term challenges and long-term market dynamics in the automotive sector. On that basis, the Directors believe this supports its going concern assessment, in the event the combination proceeds. The combination is expected to close during the fourth quarter of 2025, subject to the approval and availability of the Court, the approval of the Company’s shareholders and AAM shareholders, as well as customary closing conditions, including regulatory clearances in Europe and the US.
At 31 December 2024, the Group had undrawn facilities of £0.5 billion and cash on the Balance Sheet of £0.3 billion.
Testing
In concluding that the going concern basis is appropriate, the Directors have modelled the impact of a ‘worst case scenario’ to the ‘base case’ by including an aggregation of three plausible but severe downside risks. The scenarios modelled were based on the Group remaining an independent entity and, therefore, remain appropriate should the proposed combination not proceed.
The base case is prepared from the Group’s latest forecast and takes into account the estimated impact of end market and operational factors, including supply chain and inflationary challenges and the Group’s latest estimate of the impact of US tariffs throughout the going concern period. Climate related risks have also been considered, including estimating the expected transition from internal combustion engines to electric vehicles and considering potential risks to the Group’s infrastructure resulting from extreme weather or climate events.
The three downside scenarios modelled were (i) economic shock/downturn, (ii) losing a key market, product or customer and (iii) significant contract delivery issues, including a cyber attack scenario.
Throughout the period covered, after applying the ‘worst case scenario’, and after considering the repayment of the £100 million and €100 million tranches of the term loan due in April 2026, the Group would comfortably remain within covenant limits and retain sufficient headroom on available facilities. Finally, a reverse stress test was performed which demonstrated that a significant reduction in revenue and operating profit in the second half of 2025, and/or the first half of 2026, still assuming no mitigating actions, would be required before the Group breached its leverage and interest covenants.
Even after applying significant downside risk scenarios in aggregation under the ‘worst case scenario’, no covenant is forecast to be breached at the relevant testing dates being 30 June 2025 and 31 December 2025, and the Group would not expect to require any additional sources of finance.
Consideration of climate change
In preparing the financial statements, the Directors have considered the impact of climate change, particularly TCFD recommended risks. There has been no material impact identified on the financial reporting judgements and estimates. In particular, the Directors considered the impact of climate change in respect of the following areas:
•
going concern and viability of the Group over the next three years;

•
cash flow forecasts used in the impairment assessments of non-current assets including goodwill and other intangible assets; and

•
the carrying value and useful economic lives of property, plant and equipment.

Whilst there is currently no medium-term impact expected from climate change, the Directors are aware of the ever-changing risks that may result from climate change and will regularly assess these risks against judgements and estimates made in preparation of the Group’s financial statements.
Business combinations and goodwill
The acquisition of subsidiaries is accounted for using the acquisition method. The cost of acquisition is measured at the fair value of assets transferred, the liabilities incurred or assumed at the date of exchange of control and equity instruments issued by the Group in exchange for control of the acquiree. Control is achieved where the Group has the power to govern the financial and operating policies of an investee entity so as to obtain benefits from its activities. Costs directly attributable to business combinations are recognised as an expense in the Income Statement as incurred.
The acquired identifiable assets and liabilities are measured at their fair value at the date of acquisition except those where specific guidance is provided by IFRS.
Any excess of the cost of the acquisition over the fair values of the identifiable net assets acquired is recognised as goodwill. If the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, the Group reports provisional amounts where appropriate. Those provisional amounts are adjusted during the measurement period, or additional assets or liabilities recognised, to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the amounts recognised at that date.
The measurement period is the period from the date of acquisition to the date the Group obtains complete information about facts and circumstances that existed as of the acquisition date and is subject to a maximum period of one year.
Goodwill on acquisition is initially measured at cost, being the excess of the sum of the consideration transferred, the amount of any non-controlling interest in the acquiree and the fair value of the acquirer’s previously held equity interest in the acquiree over the acquirer’s interest in the net fair value of the identifiable assets, liabilities and contingent liabilities. Following initial recognition, goodwill is measured at cost less any accumulated impairment losses. Goodwill is reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the carrying value may be impaired.
If, after reassessment, the Group’s interest in the fair value of the acquiree’s identifiable net assets exceeds the sum of the consideration transferred, the amount of any non-controlling interest in the acquiree and the fair value of the acquirer’s previously held equity interest in the acquiree, the excess is recognised immediately in profit or loss as a bargain purchase gain.
As at the acquisition date, any goodwill acquired is allocated to the cash-generating units acquired. Impairment is determined by assessing the recoverable amount of the cash-generating units, or group of cash-generating units, to which goodwill relates. Where the recoverable amount of the cash-generating unit is less than the carrying amount, an impairment loss is recognised in the Income Statement and is not subsequently reversed. When there is a disposal of a cash-generating unit, goodwill relating to the operation disposed of is taken into account in determining the gain or loss on disposal of that operation. The amount of goodwill allocated to a partial disposal is measured on the basis of the relative values of the operation disposed of and the operation retained.
Equity accounted investments
A joint venture is an entity which is not a subsidiary undertaking but where the interest of the Group is that of a partner in a business over which the Group exercises joint control with its partners over the financial and operating policies. In all cases voting rights are 50% or lower.
Associated undertakings are entities that are neither a subsidiary nor a joint venture, but where the Group has a significant influence.
The results, assets and liabilities of equity accounted investments are accounted for by applying the equity method of accounting. The Group’s share of equity includes goodwill arising on acquisition.
When a Group entity transacts with an equity accounted investment of the Group, profits and losses resulting from the transactions with the equity accounted investments are recognised in the Income Statement only to the extent of interests in equity accounted investments that are not related to the Group.
Revenue
Revenues are recognised at the point of transfer of control of goods, as the Group does not currently generate any revenue that qualifies to be recognised over time.
The nature of contracts into which the Group enters means that certain of the Group’s arrangements with its customers have multiple elements that can include a combination of:
•
Sale of products; and

•
Design and build.

Contracts are reviewed to identify each performance obligation relating to distinct goods and the associated consideration. The Group allocates revenue to multiple element arrangements based on the identified performance obligations within the contracts in line with the policies below. A performance obligation, which generally relates to the manufacture and supply of products for use in our customers’ operations, is identified if the customer can benefit from the goods on their own or together with other readily available resources, and it can be separately identified within the contract. This review is performed by reference to the specific contract terms.
Sale of products
This revenue stream accounts for the majority of Group sales.
Invoices for goods are raised and revenue is recognised when control of the goods is transferred to the customer. Dependent upon contractual terms this may be at the point of despatch or acceptance by the customer. Revenue recognised is the transaction price as it is the observable selling price per product.

Cash discounts, volume rebates and other customer incentive programmes are based on certain percentages agreed with the Group’s customers, which are typically earned by the customer over an annual period. These are allocated to performance obligations and are recorded as a reduction in revenue at the point of sale based on the estimated future outcome. Due to the nature of these arrangements an estimate is made based on historical results to date, estimated future results across the contract period and the contractual provisions of the customer contract.
Certain of the Group’s Automotive and Powder Metallurgy businesses recognise an element of revenue via a surcharge or similar raw material cost recovery mechanism. The surcharge is generally based on prior period movement in raw material price indices applied to current period deliveries.
Participation fees are payments made to original equipment manufacturers relating to long-term contracts. They are recognised as contract assets to the extent that they can be recovered from future sales over the lives of the contracts, generally up to seven years.
Design and build
This revenue stream affects a discrete number of Automotive businesses. Generally, revenue is only recognised on the sale of product as detailed above, however, on occasions cash is received in advance of work performed to compensate the Group for costs incurred in design and development activities. The Group performs an assessment of its performance obligations to understand multiple elements. As there is generally only one performance obligation, any cash received in advance is deferred on the Balance Sheet and recognised at a point in time as deliveries are made under the contract.
Finance costs
Issue costs of loans
The finance cost recognised in the Income Statement in respect of the issue costs of borrowings is allocated to periods over the terms of the instrument using the effective interest rate method.
Borrowing costs
Borrowing costs directly attributable to the acquisition, construction or production of qualifying assets, which are assets that necessarily take a substantial period of time to get ready for their intended use or sale, are added to the cost of those assets, until such time as the assets are substantially ready for their intended use or sale. Investment income earned on the temporary investment of specific borrowings pending their expenditure on qualifying assets is deducted from the borrowing costs eligible for capitalisation.
All other borrowing costs are recognised in the Income Statement in the period in which they are incurred and accrued on a time basis, by reference to the principal outstanding and the effective interest rate applicable.
Finance income
Finance income is recognised when it is probable that the economic benefits will flow to the Group and the amount of income can be measured reliably. Finance income is accrued on a time basis, by reference to the principal outstanding and the effective interest rate applicable.
Property, plant and equipment
Property, plant and equipment is stated at cost less accumulated depreciation and any impairment in value.
The initial cost of an asset comprises its purchase price or construction cost, any costs directly attributable to bring the asset into operation, and any material borrowing costs on qualifying assets. Qualifying assets are defined as an asset or programme where the period of capitalisation is more than 12 months. Purchase price or construction cost is the aggregate amount paid and the fair value of any other consideration given to acquire the asset.

Where assets are in the course of construction at the balance sheet date, they are classified as capital work-in-progress and presented within Plant and equipment. Transfers are made to other asset categories when they are available for use, at which point depreciation commences.
Right-of-use assets arise under IFRS 16 Leases and are depreciated over the shorter of the estimated life or the lease term.
Depreciation is calculated on a straight-line basis over the estimated useful life of the asset as follows:
Freehold buildings and long leasehold property	over expected economic life not exceeding 50 years
Short leasehold property and equipment	over the term of the lease
Plant and equipment	3 – 15 years
The estimated useful lives of property, plant and equipment are reviewed on an annual basis and, if necessary, changes in useful lives are accounted for prospectively. No depreciation is charged on freehold land.
The carrying values of property, plant and equipment are reviewed annually for indicators of impairment, or if events or changes in circumstances indicate that the carrying value may not be recoverable. If such indication exists an impairment test is performed and, where the carrying values exceed the estimated recoverable amount, the assets are written down to their recoverable amount. The recoverable amount of property, plant and equipment is the greater of net selling price and value in use. In assessing value in use, estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. For an asset that does not generate largely independent cash inflows, the recoverable amount is determined for the cash-generating unit to which the asset belongs.
An item of property, plant and equipment is derecognised upon disposal or when no future economic benefits are expected to arise from the continued use of the asset. Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds or costs and the carrying amount of the item) is included in the Income Statement in the period that the item is derecognised.
Intangible assets
Intangible assets, with a finite useful life, are stated at cost less accumulated amortisation and accumulated impairment losses.
On acquisition of businesses, separately identifiable intangible assets are initially recorded at their fair value at the acquisition date.
Access to the use of brands and intellectual property are valued using a “relief from royalty” method which determines the net present value of future additional cash flows arising from the use of the intangible asset.
Customer relationships and contracts are valued on the basis of the net present value of the future additional cash flows arising from customer relationships with appropriate allowance for attrition of customers.
Technology assets are valued using a replacement cost approach, or a “relief from royalty” method.
Amortisation of intangible assets is recorded in the Income Statement and is calculated on a straight-line basis over the estimated useful lives of the asset as follows:
Customer relationships and contracts	20 years or less
Brands and intellectual property	20 years or less
Technology	9 years or less
Computer software	5 years or less
Development costs	6 years or less

Where computer software is not integral to an item of property, plant or equipment, its costs are capitalised and categorised as intangible assets. Computer software is initially recorded at cost. Where these assets have been acquired through a business combination, this will be the fair value allocated in the acquisition accounting. Where these have been acquired other than through a business combination, the initial cost is the aggregate amount paid and the fair value of any other consideration given to acquire the asset.
Intangible assets (other than computer software and development costs) are tested for impairment annually or more frequently whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Impairment losses are measured on a similar basis to property, plant and equipment. Useful lives are also examined on an annual basis and adjustments, where applicable, are made on a prospective basis.
Research and development costs
Research costs are expensed as incurred.
Costs relating to clearly defined and identifiable development projects are capitalised when there is a technical degree of exploitation, adequacy of resources and a potential market or development possibility in the undertaking that are recognisable; and where it is the intention to produce, market or execute the project. A correlation must also exist between the costs incurred and future benefits and those costs must be able to be measured reliably. Capitalised costs are expensed on a straight-line basis over their useful lives of 6 years or less. Costs not meeting such criteria are expensed as incurred.
Research and development activities generally relate to enhancing the engineering, design or manufacturing processes of our products, particularly in relation to electric vehicles and propulsion source agnostic components.
In 2024, research and development costs of £126 million (2023: £151 million; 2022: £147 million) were recorded in selling, general and administrative expenses.
Inventories
Inventories are valued at the lower of cost and net realisable value and are measured using a first in, first out or weighted average cost basis. Cost includes all direct expenditure and appropriate production overhead expenditure incurred in bringing goods to their current state based on normal operating conditions. Net realisable value is based on estimated selling price less costs expected to be incurred to completion and disposal. Provisions are made for obsolescence or other expected losses where considered necessary.
Cash and cash equivalents
Cash and cash equivalents may comprise cash in hand, balances with banks and similar institutions, and short-term deposits which are readily convertible to cash and are subject to insignificant risks of changes in value.
For the purpose of the Statement of Cash Flows, cash and cash equivalents consist of cash and cash equivalents as defined above, net of outstanding bank overdrafts.
Leases
Where a lease arrangement is identified, a liability to the lessor is included in the Balance Sheet as a lease obligation calculated at the present value of minimum lease payments. A corresponding right-of-use asset is recorded in property, plant and equipment. The discount rate used to calculate the lease liability is the Group’s incremental borrowing rate, unless the rate implicit in the lease is reasonably determinable. The incremental borrowing rate is used for the majority of leases. Incremental borrowing rates are based on the term, currency, country and start date of the lease and reflect the rate the Group would pay for a loan with similar terms and security.
Following initial recognition, the lease liability is measured at amortised cost using the effective interest rate method. Where there is a change in future lease payments due to a rent review, change in index or rate, or a change in the Group’s assessment of whether it is reasonably certain to exercise a purchase, extension or break option, the lease obligation is remeasured. A corresponding adjustment is made to the associated right-of-use asset. Right-of-use assets are depreciated over the shorter of the estimated useful life of the asset and the lease term.
Lease payments are apportioned between finance costs and a reduction in the lease obligation so as to reflect the interest on the remaining balance of the obligation. Finance charges are recorded in the Income Statement within finance costs.
Leases with a term of 12 months or less and leases for low value are not recorded on the Balance Sheet. Lease payments for these leases are recognised as an expense in the Income Statement on a straight-line basis over the lease term. Expenses relating to variable lease payments which are not included in the lease liability, due to being based on a variable other than an index or rate, are recognised as an expense in the Income Statement when incurred.
Loans with Related Parties
Loans with Related Parties consisted of loans with the previous ultimate parent Melrose Industries PLC and other non-Group entities owned by Melrose Industries PLC prior to the demerger on 20 April 2023. Loans receivable from and payable to Related Parties are accounted for as financial assets and financial liabilities respectively as set out below.
Financial instruments — assets
Classification and measurement
All financial assets are classified as either those which are measured at fair value, through profit or loss or other comprehensive income, and those measured at amortised cost.
Financial assets are initially recognised at fair value. For those which are not subsequently measured at fair value through profit or loss, this includes directly attributable transaction costs. Trade and other receivables, contract assets and amounts due from equity accounted investments are subsequently measured at amortised cost.
Recognition and derecognition of financial assets
Financial assets are recognised in the Balance Sheet when the Group becomes a party to the contractual provisions of the instrument. Financial assets are derecognised when, and only when, a) the contractual rights to the cash flows from the financial asset expire or are settled, b) the Group transfers to another party substantially all of the risks and rewards of ownership of the financial asset, or c) the Group, despite having retained some, but not all, significant risks and rewards of ownership, has transferred control of the asset to another party.
Impairment of financial assets
For trade receivables and contract assets, the simplified approach permitted under IFRS 9 Financial Instruments is applied. The simplified approach requires that at the point of initial recognition the expected credit loss across the life of the receivable must be recognised. As these balances do not contain a significant financing element, the simplified approach relating to expected lifetime losses is applicable under IFRS 9.
Derivatives over own equity
The Group holds a derivative asset over its own equity as a result of a contract for its own shares to be returned to it at nil cost under certain circumstances dependent on the Company’s share price at a future date. As a transaction with a shareholder, the asset was initially recognised directly in equity at the fair value of the shares expected to be returned. Following initial recognition, the derivative asset is held on the Balance Sheet at fair value. Gains and losses arising on the remeasurement of the asset are recognised immediately in the Income Statement.

Trade and other receivables
Trade and other receivables that are held within a business model whose objective is to hold the receivables in order to collect contractual cash flows, and where the contractual terms of the receivables give rise to cash flows that are solely payments of principal and interest on the principal amount outstanding, are measured and carried at amortised cost using the effective interest method, less any impairment. For trade receivables, the carrying amount is reduced by a loss allowance for expected credit losses. Subsequent recoveries of amounts previously written off are credited against the allowance account and changes in the carrying amount of the allowance account are recognised in the Income Statement.
Trade receivables that are assessed not to be impaired individually are also assessed for impairment on a collective basis. In measuring the expected credit losses, the Group considers all reasonable and supportable information such as the Group’s past experience at collecting receipts, any increase in the number of delayed receipts in the portfolio past the average credit period, and forward looking information such as forecasts of future economic decisions.
Other receivables are also considered for impairment. The Group recognises the expected lifetime credit loss when there has been a significant increase in credit risk (such as changes to credit ratings or when the contractual payments are overdue by more than 30 days) since initial recognition. However, if the credit risk has not increased significantly since initial recognition, the Group measures the loss allowance at an amount equal to the 12-month expected credit loss. The carrying amount is reduced by any loss arising which is recorded in the Income Statement.
Financial instruments — liabilities
Recognition and derecognition of financial liabilities
Financial liabilities are recognised in the Balance Sheet when the Group becomes a party to the contractual provisions of the instruments and are initially measured at fair value, net of transaction costs. The Group derecognises financial liabilities when the Group’s obligations are discharged, significantly modified, cancelled or they expire.
Classification and measurement
Non-derivative financial liabilities are subsequently measured at amortised cost using the effective interest method, with interest expense recognised on an effective interest rate basis. The effective interest method is a method of calculating the amortised cost of a financial liability and of allocating interest expense over the relevant periods. The effective interest rate is the rate that discounts estimated future cash payments throughout the expected life of the financial liability, or, where appropriate, a shorter period to the gross carrying amount of the financial liability.
Interest bearing loans and borrowings
All loans and borrowings are initially recognised at fair value of the consideration received net of associated issue costs. After initial recognition, interest-bearing loans and borrowings are subsequently measured at amortised cost using the effective interest rate method.
Derivative financial instruments
The Group uses derivative financial instruments to manage its exposure to interest rate, foreign exchange rate and commodity risks, arising from operating and financing activities. The Group does not hold or issue derivative financial instruments for speculative trading purposes. Derivative financial instruments are recognised and stated at fair value in the Balance Sheet. Their fair value is recalculated at each reporting date. The accounting treatment for the resulting gain or loss will depend on whether the derivative meets the criteria to qualify for hedge accounting and are designated as such.
Where derivatives do not meet the criteria to qualify for hedge accounting, any gains or losses on the revaluation to fair value at the period end are recognised immediately in the Income Statement. Where derivatives do meet the criteria to qualify for hedge accounting, recognition of any resulting gain or loss on revaluation depends on the nature of the hedge relationship and the item being hedged.
Derivative financial instruments with maturity dates of less than one year from the period end date are classified as current in the Balance Sheet. Derivatives embedded in non-derivative host contracts are recognised at their fair value in the Balance Sheet when the nature, characteristics and risks of the derivative are not closely related to the host contract. Gains and losses arising on the remeasurement of these embedded derivatives at each balance sheet date are recognised in the Income Statement.
Hedge accounting
In order to qualify for hedge accounting, the Group is required to document from inception the relationship between the item being hedged and the hedging instrument, along with its risk management objectives and its strategy for undertaking various hedge transactions. Furthermore, at the inception of the hedge and on an ongoing basis, the Group documents that the hedge will be highly effective, which is when the hedging relationships meet all of the following hedge effectiveness requirements:
•
there is an economic relationship between the hedged item and the hedging instrument;

•
the effect of credit risk does not dominate the value changes that result from that economic relationship; and

•
the hedge ratio of the hedging relationship is the same as that resulting from the quantity of the hedged item that the Group actually hedges and the quantity of the hedging instrument that the Group actually uses to hedge that quantity of hedged item.

The Group discontinues hedge accounting only when the hedging relationship (or a part thereof) ceases to meet the qualifying criteria (after rebalancing, if applicable). This includes instances when the hedging instrument expires or is sold, terminated or exercised. The discontinuation is accounted for prospectively. The Group designates certain hedging instruments as either cash flow hedges or hedges of net investments in foreign operations. No hedge accounting was in place within the Group prior to the demerger from the Melrose Industries PLC group.
Cash flow hedges
Derivative financial instruments are classified as cash flow hedges when they hedge the Group’s exposure to the variability in cash flows that are either attributable to a particular risk associated with a recognised asset or liability, or a highly probable forecasted cash flow.
The Group designates the full change in the fair value of interest rate swap contracts as the hedging instrument for variable interest rate exposure on debt. The effective portion of any gain or loss from revaluing the derivative financial instrument is recognised in the Statement of Comprehensive Income and accumulated in equity. The gain or loss relating to the ineffective portion is recognised immediately in the Income Statement.
Amounts previously recognised in the Statement of Comprehensive Income and accumulated in equity are recycled to the Income Statement in the periods when the hedged item is recognised in the Income Statement or when the forecast transaction is no longer expected to occur.
Hedges of net investments in foreign operations
Debt financial instruments are classified as net investment hedges when they hedge the Group’s net investment in foreign operations. The effective element of any foreign exchange gain or loss from revaluing the debt at a reporting period end is recognised in the Statement of Comprehensive Income. Any ineffective element is recognised immediately in the Income Statement.
Gains and losses accumulated in equity are recognised immediately in the Income Statement when the foreign operation is disposed.

Provisions
Provisions are recognised when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. If the effect of the time value of money is material, provisions are determined by discounting the expected future cash flows at a rate that reflects the current market assessment of the time value of money and, where appropriate, the risks specific to the liability. Where discounting is used, the increase in the provision due to the passage of time is recognised as a finance cost.
Pensions and other retirement benefits
The Group operates defined benefit pension plans and defined contribution plans, some of which require contributions to be made to administered funds separate from the Group.
For the defined benefit pension and retirement benefit plans, plan assets are measured at fair value and plan liabilities are measured on an actuarial basis and discounted at an interest rate equivalent to the current rate of return on a high-quality corporate bond of equivalent currency and term to the plan liabilities. Any assets resulting from this calculation are limited to past service cost plus the present value of available refunds and reductions in future contributions to the plan. The present value of the defined benefit obligation, and the related current service cost and past service cost, are measured using the projected unit credit method.
The service cost of providing pension and other retirement benefits to employees for the period is charged to the Income Statement.
Net interest expense on net defined benefit obligations is determined by applying discount rates used to measure defined benefit obligations at the beginning of the year to net defined benefit obligations at the beginning of the year. The net interest expense is recognised within finance costs.
Remeasurement gains and losses comprise actuarial gains and losses, the effect of the asset ceiling (if applicable) and the return on plan assets (excluding interest). Remeasurement gains and losses, and taxation thereon, are recognised in full in the Statement of Comprehensive Income in the period in which they occur and are not subsequently recycled.
Actuarial gains and losses may result from differences between the actuarial assumptions underlying the plan obligations and actual experience during the period or changes in the actuarial assumptions used in the valuation of the plan obligations.
For defined contribution plans, contributions payable are charged to the Income Statement as an operating expense when employees have rendered services entitling them to the contributions.
Foreign currencies
The individual financial statements of each Group company are presented in the currency of the primary economic environment in which it operates (its functional currency). For the purpose of the Group’s Consolidated Financial Statements, the results and financial position of each Group company are expressed in pounds Sterling, which is also the presentation currency.
In preparing the financial statements of the individual companies, transactions in currencies other than the entity’s functional currency (foreign currencies) are recorded at the rates of exchange prevailing on the dates of the transactions. At each balance sheet date, monetary assets and liabilities that are denominated in foreign currencies are retranslated at the rates prevailing on the balance sheet date. Non-monetary items carried at fair value that are denominated in foreign currencies are translated at the rates prevailing at the date when the fair value was determined. Non-monetary items that are measured in terms of historical cost in a foreign currency are not retranslated.
Exchange differences arising on the settlement of monetary items, and on the retranslation of monetary items, are included in the Income Statement for the period. Exchange differences arising on the retranslation of non-monetary items carried at fair value are included in the Income Statement for the period except for differences arising on the retranslation of non-monetary items in respect of which gains and losses are recognised directly in equity. For such non-monetary items, any exchange component of that gain or loss is also recognised directly in equity.
For the purpose of presenting the Group’s Consolidated Financial Statements, the assets and liabilities of the Group’s foreign operations are translated at exchange rates prevailing on the balance sheet date. Income and expense items are translated at the average exchange rates for the period, unless exchange rates fluctuate significantly during that period, in which case the exchange rates at the date of transactions are used. Exchange differences arising, if any, are recognised in the Statement of Comprehensive Income and accumulated in equity (attributed to non-controlling interests as appropriate). Such translation differences are recognised as income or as expenses in the period in which the related operation is disposed of. Any exchange differences that have previously been attributed to non-controlling interests are derecognised but they are not reclassified to the Income Statement.
Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the rate prevailing at the balance sheet date.
Hyperinflation
During 2022, Turkey’s economy became hyperinflationary. IAS 29 Financial Reporting in Hyperinflationary Economies requires affected entities to present their financial statements reflecting the general purchasing power of the relevant functional currency in terms of the measuring unit current at the end of the reporting period. The Group applies the Turkey Domestic Producer Price Index (D-PPI), which was 3,747 (31 December 2023: 2,915) as at the end of the year, to the results of the Group’s operations in Turkey whose functional currency is the Turkish Lira.
Taxation
The tax expense is based on the taxable profits for the period and represents the sum of the tax paid or currently payable and deferred tax.
Taxable profit differs from net profit as reported in the Income Statement because it excludes items of income or expense that are taxable or deductible in other years and it further excludes items that are never taxable or deductible. The Group’s liability for current tax is calculated using tax rates and tax laws that have been enacted or substantively enacted by the balance sheet date.
A tax provision is recognised for those matters for which the tax determination is uncertain but it is considered probable that there will be a future outflow of funds to a tax authority. The provisions are measured at the best estimate of the amount expected to become payable. The assessment is based on the judgement of tax professionals within the Group supported by previous experience in respect of such activities and in certain cases based on specialist independent advice.
Deferred tax is provided, using the liability method, on all temporary differences at the balance sheet date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes.
Deferred tax liabilities are recognised for all taxable temporary differences except:
•
where the deferred tax liability arises on the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; and

•
where the timing of the reversal of the temporary differences associated with investments in subsidiaries and interests in equity accounted investments can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred tax assets are recognised for all deductible temporary differences, carry-forward of unused tax assets and unused tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences, and carry-forward of unused tax assets and unused tax losses can be utilised except:
•
where the deferred tax asset arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; and

•
in respect of deductible temporary differences associated with investments in subsidiaries and interests in equity accounted investments, deferred tax assets are only recognised to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilised.

The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised.
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realised or the liability is settled, based on tax rates and tax laws that have been enacted or substantively enacted at the relevant balance sheet date.
Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority and the Group intends to settle its current tax assets and liabilities on a net basis.
Tax relating to items recognised directly in other comprehensive income is recognised in the Statement of Comprehensive Income and not in the Income Statement.
Revenues, expenses and assets are recognised net of the amount of sales tax except:
•
where the sales tax incurred on a purchase of goods and services is not recoverable from the taxation authority, in which case the sales tax is recognised as part of the cost of acquisition of the asset or as part of the expense item as applicable; and

•
where receivables and payables are stated with the amount of sales tax included.

The net amount of sales tax recoverable from, or payable to, the taxation authority is included as part of receivables or payables in the Balance Sheet.
Share-based payments
The Group has applied the requirements of IFRS 2 Share-based payment. The Group issues equity-settled share-based payments to certain employees. Equity-settled share-based payments are measured at fair value of the equity instrument excluding the effect of non-market based vesting conditions at the date of grant. The fair value determined at the grant date of the equity-settled share-based payments is expensed on a straight-line basis over the vesting period, based on the Group’s estimate of shares that will eventually vest and adjusted for the effect of non-market based vesting conditions. Fair value is measured by use of a Monte Carlo pricing model.
Government grants
Government grants are not recognised in the Income Statement until there is reasonable assurance that the Group will comply with the conditions attached to them and that the grants will be received. Government grants are recognised in the Income Statement on a systematic basis over the periods in which the Group recognises the related costs for which the grants are intended to compensate.
Specifically, government grants where the primary condition is that the Group should purchase, construct or otherwise acquire non-current assets (including property, plant and equipment) are recognised as deferred government grants in the Balance Sheet and transferred to the Income Statement on a systematic and rational basis over the useful lives of the related assets.
Government grants that are receivable as compensation for expenses or losses already incurred or for the purpose of giving immediate financial support to the Group with no future related costs are recognised in the Income Statement in the period in which they become receivable.

3.   Critical accounting judgements and key sources of estimation uncertainty
In the application of the Group’s accounting policies, which are described in Note 2, the Directors are required to make judgements, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experiences and other factors that are considered to be relevant. Actual results may differ from these estimates.
The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised if the revision affects only that period, or in the period of revision and future periods if the revision affects both current and future periods.
Critical accounting judgements
No critical accounting judgements have been identified.
Key sources of estimation uncertainty
Assumptions concerning the future and other key sources of estimation uncertainty at the balance sheet date, that may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are discussed below.
Assumptions used to determine the recoverable amount of goodwill and other assets
Determining whether the goodwill of groups of cash-generating units (“CGUs”) is impaired requires an estimation of its recoverable amount which is compared against the carrying value. The recoverable amount is deemed to be the higher of the value in use and fair value less costs to sell. For the year ended 31 December 2024, impairment testing has been performed for each group of CGUs using the value in use method based on estimated discounted cash flows.
The impairment tests concluded that there was headroom of £363 million for the Automotive group of CGUs, and headroom of £41 million for the Powder Metallurgy group of CGUs.
The models used to calculate value in use for each group of CGUs are particularly sensitive to key assumptions around discount rates, long-term growth rates and underlying assumptions underpinning forecasts including the impact of macroeconomic conditions such as interest rates and inflation on future sales and input prices which drive forecast operating margins and ultimately cash flows.
Details of the key assumptions supporting the impairment tests, together with sensitivity analysis in respect of those key assumptions, are set out in Note 11. Whilst actual movements might be different to sensitivities shown, these are considered to reflect a reasonably possible change that could occur.
Assumptions used to determine the carrying amount of the Group’s net retirement benefit obligations
The Group’s pension plans are significant in size. The defined benefit obligations in respect of the plans are discounted at rates set by reference to market yields on high quality corporate bonds. Estimation is required when setting the criteria for bonds to be included in the population from which the yield curve is derived. The most significant criteria considered for the selection of bonds to include are the issue size of the corporate bonds, quality of the bonds and the identification of outliers which are excluded. In addition, assumptions are made in determining mortality and inflation rates to be used when valuing the plan’s defined benefit obligations. At 31 December 2024, the retirement benefit obligation was a net deficit of £384 million (2023: £459 million).
Further details of the assumptions applied and a sensitivity analysis on the principal assumptions used to determine the defined benefit liabilities of the Group’s obligations are shown in Note 23. Whilst actual movements might be different to sensitivities shown, these are considered to reflect a reasonably possible change that could occur.

4.   Revenue
An analysis of the Group’s revenue, presented by destination (i.e. by the location of the external customer), is as follows:
Year ended 31 December 2024	Automotive	Powder Metallurgy	Hydrogen	Total
	£m	£m	£m	£m
UK	196	13	—	209
Rest of Europe	993	339	—	1,332
North America	1,495	406	—	1,901
South America	176	16	—	192
Asia	516	170	—	686
Africa	15	2	—	17
Revenue	3,391	946	—	4,337
Year ended 31 December 2023 (Unaudited)	Automotive	Powder Metallurgy	Hydrogen	Total
	£m	£m	£m	£m
UK	180	12	—	192
Rest of Europe	1,312	360	4	1,676
North America	1,606	446	1	2,053
South America	144	17	—	161
Asia	588	180	—	768
Africa	13	1	—	14
Revenue	3,843	1,016	5	4,864
Year ended 31 December 2022 (Unaudited)	Automotive	Powder Metallurgy	Hydrogen	Total
	£m	£m	£m	£m
UK	161	10	1	172
Rest of Europe	1,168	327	—	1,495
North America	1,503	443	—	1,946
South America	160	17	—	177
Asia	593	197	—	790
Africa	13	2	—	15
Revenue	3,598	996	1	4,595
Revenue can also be disaggregated by product line as follows:
	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	£m	£m
Automotive
Driveline	2,268	2,436	2,287
ePowertrain	1,049	1,329	1,226
Other	74	78	85
	3,391	3,843	3,598

	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	£m	£m
Powder Metallurgy
Sinter	744	800	767
Powder	172	190	26
Additive	30	26	203
	946	1,016	996
Hydrogen	—	5	1
The Group derives its revenue from the transfer of goods at a point in time.
For the year ended 31 December 2024, the Group has identified two major customers (defined as customers that individually contributed at least 10% of the Group’s revenue) primarily reported within the Automotive segment that accounted for approximately 11% and 10% of the Group’s total revenue recognised in the year (2023: two customers that accounted for approximately 12% and 14% of the Group’s total revenue for 2023).
5.   Segment information
Segment information is presented in accordance with IFRS 8 Operating Segments which requires operating segments to be identified on the basis of internal reports about components of the Group that are regularly reported to the Group’s Chief Operating Decision Maker (“CODM”), which has been deemed to be the Group’s Board of Directors, in order to allocate resources to the segments and assess their performance.
The operating segments are as follows:
Automotive — a global technology and systems engineer which designs, develops, manufactures and integrates an extensive range of driveline technologies, including electric vehicle components.
Powder Metallurgy — a global leader in precision powder metal parts for the automotive and industrial sectors, as well as the production of powder metal.
Hydrogen — offering reliable and secure hydrogen storage solutions, the business was sold on 29 July 2024.
In addition, central corporate cost centres are also reported to the Board. The central corporate cost centres contain the Group head office costs and charges related to the divisional management long-term incentive plans.
No operating segments have been aggregated to form the reportable segments.
Reportable segment results include items directly attributable to a segment as well as those which can be allocated on a reasonable basis. Inter-segment pricing is determined on an arm’s length basis, in a manner similar to transactions with third parties.
The Group’s geographical segments are determined by the location of the Group’s non-current assets and, for revenue, the location of external customers. Inter-segment sales are not material and have not been disclosed.
The following tables present the segment revenues and operating profits as regularly reported to the CODM, as well as certain asset and liability information regarding the Group’s operating segments and central cost centres.

a) Segment revenues
The Group has assessed that the disaggregation of revenue recognised from contracts with customers by operating segment is appropriate as this is the information regularly reviewed by the CODM in evaluating financial performance.
Year ended 31 December 2024	Notes	Automotive	Powder Metallurgy	Hydrogen	Total
		£m	£m	£m	£m
Adjusted revenue		3,954	983	—	4,937
Equity accounted investments	13				(600)
Revenue	4				4,337
Year ended 31 December 2023 (Unaudited)	Notes	Automotive	Powder Metallurgy	Hydrogen	Total
		£m	£m	£m	£m
Adjusted revenue		4,437	1,047	5	5,489
Equity accounted investments	13				(625)
Revenue	4				4,864
Year ended 31 December 2022 (Unaudited)	Notes	Automotive	Powder Metallurgy	Hydrogen	Total
		£m	£m	£m	£m
Adjusted revenue		4,223	1,022	1	5,246
Equity accounted investments	13				(651)
Revenue	4				4,595
b) Segment operating profit
	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Adjusted operating profit/(loss):
Automotive	268	306	250
Powder Metallurgy	89	96	96
Hydrogen	(9)	(15)	(14)
Total	348	387	332
Corporate costs(1)	(24)	(32)	1
Unallocated items:
Restructuring costs(2)	(145)	(120)	(54)
Impairment of goodwill	—	(449)	—
Amortisation of intangible assets acquired in business combinations	(191)	(197)	(198)
Movement in derivatives and associated financial assets and liabilities	(71)	16	15
Impairment of assets	(10)	—	(20)
Business disposal related losses	(8)	—	—
Litigation costs	(3)	—	—
Demerger costs	(1)	(42)	—

	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Net release and changes in discount rates of certain fair value items	27	17	14
Acquisition and disposal related (losses)/gains	—	—	(3)
Adjusted operating profit of equity accounted investments(3)	(89)	(81)	(78)
Operating (loss)/profit	(167)	(501)	9
Share of results of equity accounted investments, net of tax	61	51	49
Finance costs	(131)	(101)	(272)
Finance income	22	29	151
Loss before tax	(215)	(522)	(63)

(1)
Corporate adjusted operating loss includes a charge of £nil (2023: £8 million, 2022: £10 million) in respect of divisional management long-term incentive plans and a charge of £nil (2023: £nil, 2022: £2 million) relating to costs allocated to the Group for general corporate services which the Group would have incurred had it operated on a standalone basis.

(2)
Costs associated with restructuring projects included:

(a)
A charge of £125 million (2023: £109 million, 2022: £37 million) within the Automotive segment, primarily relating to significant footprint consolidation actions as the business continues to address its cost base and deliver transformational programmes. Significant costs incurred include direct costs relating to the closure of an Automotive plant in Roxboro, North Carolina and direct costs of expansion in Mexico as new product lines are added to the facility, and continued transfer of manufacturing from Mosel, Germany to Miskolc, Hungary. Further costs have also been incurred in 2024 reflecting the Group’s strategic decision to right size its engineering investment in the ePowertrain product line, with a primary focus on eDrive systems, to optimise capital allocation.

(b)
A charge of £17 million (2023: £10 million, 2022: £17 million) within the Powder Metallurgy segment relating to the optimisation of headcount and reorganisation of activities under the new commercial strategy. In 2023, a charge of £1 million was recorded within the Hydrogen segment.

(3)
Segmental adjusted operating profit includes the Group’s share of operating profit of equity accounted investments, excluding any amortisation of intangible assets acquired in business combinations, which is not included in the Group’s operating profit/(loss).

c) Segment total assets and liabilities
	Total assets		Total liabilities
	31 December 2024	31 December 2023(1)	31 December 2024	31 December 2023
	£m	(Unaudited) £m	£m	(Unaudited) £m
Automotive	4,123	4,578	1,655	2,059
Powder Metallurgy	1,185	1,268	373	404
Hydrogen	—	14	—	6
Total segmental assets/liabilities	5,308	5,860	2,028	2,469
Corporate	399	391	1,374	1,199
Total Group assets/liabilities	5,707	6,251	3,402	3,668

(1)
Interests in equity accounted investments at 31 December 2023 have been restated to reflect a previously unidentified omission in the acquisition accounting of an equity accounted investment. Further details are set out in Note 1.3.

d) Segment additions to non-current assets and depreciation
	Additions to non-current assets
	Year ended 31 December 2024	Year ended 31 December 2023
	£m	(Unaudited) £m
Automotive	194	217
Powder Metallurgy	43	42
Hydrogen	—	3
Total	237	262
Additions to non-current assets excludes lease additions.
	Depreciation of owned assets			Depreciation of leased assets
	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m	£m	(Unaudited) £m	(Unaudited) £m
Automotive	187	187	184	14	15	14
Powder Metallurgy	46	50	53	11	10	10
Hydrogen	—	—	—	—	—	—
Total	233	237	237	25	25	24
e) Geographical information
The Group operates in various geographical areas around the world. The parent company’s country of domicile is the UK and the Group’s revenues and non-current assets in the rest of Europe and North America are also considered to be material.
The Group’s revenue from external customers and information about specific segment assets (non-current assets excluding deferred tax assets, non-current derivative financial assets, other financial assets, retirement benefit surplus and non-current other receivables) by geographical location are detailed in the following tables:
	Segment assets
	31 December 2024	31 December 2023(1)
	£m	(Unaudited) £m
UK	520	633
Rest of Europe	1,521	1,637
North America	1,285	1,298
Other	864	945
Total	4,190	4,513

(1)
Interests in equity accounted investments at 31 December 2023 have been restated to reflect a previously unidentified omission in the acquisition accounting of an equity accounted investment. Further details are set out in Note 1.3.

	Revenue(1) from external customers
	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
UK	209	192	172
Rest of Europe	1,332	1,676	1,495
North America	1,901	2,053	1,946
Other	895	943	982
Total	4,337	4,864	4,595

(1)
Revenue is presented by destination.

Total revenue includes revenue from customers located in the United States of £1,322 million (2023: 1,483 million, 2022: £1,456 million), in Mexico of £514 million (2023: £484 million, 2022: £422 million) and Germany of £474 million (2023: £551 million, 2022: £524 million) which are considered individually material.
6.   Staff costs
An analysis of staff costs is as follows:
	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Staff costs during the year (including Executive Directors)
Wages and salaries	878	985	892
Social security costs	190	202	185
Pension costs (Note 23)
– defined benefit plans	6	6	9
– defined contribution plans	14	12	13
Share-based compensation expense (Note 22)	1	1	—
Total staff costs	1,089	1,206	1,099
7.   Finance costs and finance income
An analysis of finance costs and income is as follows:
	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Finance costs and income
Interest on bank loans and overdrafts	(89)	(63)	(11)
Interest on loans due to Related Parties(1)	—	(8)	(22)
Foreign exchange movements on loans with Related Parties	—	—	(167)
Amortisation of costs of raising finance	(5)	(3)	—
Net interest cost on pensions	(15)	(17)	(6)

	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Lease interest	(6)	(6)	(6)
Unwind of discount on provisions	(1)	—	(1)
Fair value changes on cross-currency swaps	—	—	(59)
Fair value changes on other financial assets)	(10)	(1)	—
Other finance costs	(5)	(3)	—
Finance costs	(131)	(101)	(272)
Foreign exchange movements on loans with Related Parties(1)	—	22	143
Other finance income	22	7	8
Finance income	22	29	151

(1)
Related Parties comprised Melrose Industries PLC, the ultimate parent company prior to demerger on 20 April 2023 and other non-Group entities controlled by Melrose Industries PLC.

8.   Tax
	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Analysis of tax credit in the year:
Current tax
Current year tax charge	19	55	50
Adjustments in respect of prior years	—	(2)	(5)
Total current tax charge	19	53	45
Deferred tax
Origination and reversal of temporary differences	(62)	(111)	(57)
Adjustments in respect of prior years	22	27	12
Tax on the change in value of derivative financial instruments	(14)	—	6
Adjustments to deferred tax attributable to changes in tax rates	—	1	3
Recognition of previously unrecognised deferred tax assets	(6)	—	—
Non-recognition of deferred tax	(6)	3	5
Total deferred tax credit	(66)	(80)	(31)
Tax credit for the year	(47)	(27)	14
The United Kingdom’s Finance (No.2) Act 2023 (as amended by Schedule 12 Finance Act 2024) legislates for the UK’s application of the Organisation for Economic Co-operation and Development’s Global Anti-Base Erosion Model Rules (Pillar Two), in general to accounting periods beginning on or after 31 December 2023. However, specific provisions of the UK’s Pillar Two legislation interact with the date of the Group’s demerger from Melrose Industries PLC (20 April 2023), such that Pillar Two will not apply to the Group until the accounting period beginning 1 January 2025. The Group’s effective tax rate may be impacted, from 2025 onwards, by Pillar Two. Upon a review of the Group’s results for the year ended 31 December 2024 and their interaction with the Pillar Two rules (had they been in force in relation to the Group for that year), the Group currently considers that the impact of Pillar Two on its 2025 global tax position will not be material.

The tax credit for the year can be reconciled to the loss before tax per the Income Statement as follows:
	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Loss before tax:	(215)	(522)	(63)
Tax credit on loss before tax at the weighted average rate of 19% (2023: 25%, 2022: 23%))	(41)	(131)	(14)
Tax effect of:
Disallowable expenses and other permanent differences(1)	(10)	86	5
Temporary differences not recognised in deferred tax	(6)	3	5
Recognition of previously unrecognised deferred tax assets	(6)	—	—
Tax credits, withholding taxes and other rate differences	(6)	(7)	14
Adjustments in respect of prior years	22	25	7
Effect of changes in tax rates	—	(3)	(3)
Total tax credit for the year	(47)	(27)	14

(1)
Disallowable expenses and other permanent differences for the year ended 31 December 2024 include a £45 million provision release following the settlement of a German tax audit relating to the years 2010 to 2021.

The reconciliation has been performed at a blended Group tax rate of 19% (2023: 25%, 2022: 23%) which represents the weighted average of the tax rates applying to profits and losses in the jurisdictions in which those results arose in the year.
Tax charges/(credits) included in other comprehensive income are as follows:
	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Deferred tax on retirement benefit obligations	9	(4)	27
Deferred tax on foreign exchange gains and losses	(6)	(4)	—
Current tax on foreign exchange gains and losses	—	—	12
Total charge/(credit) for the year	3	(8)	39
9.   Dividends
	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Interim dividend	19	19	—
Final dividend	39	—	—
Dividends paid to Related Parties	—	1,675	—
	58	1,694	—
An interim dividend of 1.4 pence per ordinary share (2023: 1.4 pence, 2022: £nil) was declared by the Board on 13 August 2024 and paid on 4 October 2024, totalling £19 million (2023: £19 million, 2022: £nil).
A final dividend of 2.8 pence per ordinary share (2023: 2.8 pence, 2022: £nil) is proposed by the Board, totalling £38 million (2023: £39 million, 2022: £nil).

On 23 February 2023, prior to the demerger, GKN Industries Limited declared a dividend of £1,675 million (72.83 pence per ordinary share) in favour of its immediate parent undertaking GKN Enterprise Limited, a member of the Melrose Industries PLC group. The dividend was credited to the loan balance with Related Parties which was subsequently cash settled at the date of demerger.
During the current year, the Group commenced a share buy-back programme under which £26 million of cash has been used to acquire shares in the Company. All shares acquired in this way have been cancelled.
10.   Earnings per share
Earnings attributable to owners of the parent	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Net loss attributable to shareholders	(173)	(501)	(82)
Adjustments for earnings attributable to shares subject to recall	4	10	2
Earnings for basis of earnings per share	(169)	(491)	(80)
	Year ended 31 December 2024 Number	Year ended 31 December 2023 (Unaudited) Number	Year ended 31 December 2022 (Unaudited) Number
Weighted average number of ordinary shares (million)	1,373	1,390	1,393
Adjustment for shares subject to recall (million)	(28)	(28)	(28)
Weighted average number of ordinary shares for the purposes of basic earnings per share (million)	1,345	1,362	1,365
Weighted average number of ordinary shares for the purposes of diluted earnings per share (million)	1,345	1,362	1,365
On 3 April 2024, the Group commenced a share buy-back programme, with 41 million shares purchased and cancelled by 31 December 2024 at a total cost of £26 million.
Earnings per share	Year ended 31 December 2024 pence	Year ended 31 December 2023 (Unaudited) pence	Year ended 31 December 2022 (Unaudited) pence
Basic earnings per share	(12.6)	(36.0)	(5.9)
Diluted earnings per share	(12.6)	(36.0)	(5.9)
11.   Goodwill and other intangible assets
	Goodwill	Customer relationships and contracts	Brands and intellectual property	Technology	Computer software	Development costs	Total
	£m	£m	£m	£m	£m	£m	£m
Cost
At 1 January 2023	1,605	1,789	183	404	98	112	4,191
Additions	—	—	—	—	12	4	16
Disposals	—	—	—	—	(5)	—	(5)
Impact of hyperinflationary economies	2	3	—	—	—	—	5
Reclassification	—	—	—	—	3	(3)	—
Exchange adjustments	(51)	(73)	—	(2)	(2)	(4)	(132)
At 31 December 2023	1,556	1,719	183	402	106	109	4,075
Additions	—	—	—	—	—	3	3

	Goodwill	Customer relationships and contracts	Brands and intellectual property	Technology	Computer software	Development costs	Total
	£m	£m	£m	£m	£m	£m	£m
Disposals	—	—	—	—	(19)	(2)	(21)
Impact of hyperinflationary economies	1	3	—	—	—	—	4
Exchange adjustments	(27)	(36)	—	(1)	(2)	—	(66)
At 31 December 2024	1,530	1,686	183	401	85	110	3,995
Amortisation and impairment
At 1 January 2023	—	(672)	(44)	(226)	(84)	(70)	(1,096)
Charge for the year	—	(140)	(9)	(48)	(5)	(5)	(207)
Impairments	(449)	—	—	—	—	—	(449)
Disposals	—	—	—	—	5	—	5
Reclassification	—	—	—	—	(1)	1	—
Exchange adjustments	—	30	—	2	3	2	37
At 31 December 2023	(449)	(782)	(53)	(272)	(82)	(72)	(1,710)
Charge for the year	—	(136)	(8)	(47)	(6)	(8)	(205)
Disposals	—	—	—	—	19	2	21
Exchange adjustments	12	14	—	1	1	—	28
At 31 December 2024	(437)	(904)	(61)	(318)	(68)	(78)	(1,866)
Net book value
At 31 December 2024	1,093	782	122	83	17	32	2,129
At 31 December 2023	1,107	937	130	130	24	37	2,365
At 1 January 2023	1,605	1,117	139	178	14	42	3,095
Amortisation expense of £7 million (2023: £5 million, 2022: £8 million) and £198 million (2023: £202 million, 2022: £200 million) is included within costs of sales and selling, general and administrative expenses, respectively. Impairments of £nil (2023: £449 million, 2022: £9 million) are included in selling, general and administrative expenses. The goodwill generated as a result of acquisitions represents the premium paid in excess of the fair value of all net assets, including intangible assets identified at the point of acquisition. On demerger of the Group from Melrose, goodwill relating to historical acquisitions was transferred at book value based on the goodwill that arose on the original acquisition. No additional goodwill was created as a result of the demerger. Further details are set out in Note 2.
Goodwill acquired in business combinations, net of impairment, has been allocated to the businesses, each of which comprises several cash-generating units (“CGUs”). Goodwill is allocated to CGUs, or groups of CGUs, that are expected to benefit from the synergies of the acquisition. Goodwill is allocated to the Automotive and Powder Metallurgy groups of CGUs, which each represent reportable segments, as this is the lowest level within the Company at which the goodwill is monitored for internal management purposes.
Goodwill	31 December	31 December 2023
	£m	(Unaudited) £m
Automotive	1,014	1,028
Powder Metallurgy	79	79
Total	1,093	1,107
Impairment testing
The Group tests goodwill annually or more frequently if there are indications that goodwill might be impaired. The date of the annual impairment test is 31 October, aligned with internal forecasting and review processes. In accordance with IAS 36 Impairment of Assets, the Group values goodwill at the recoverable amount, being the higher of the value in use or fair value less costs to sell. For the current year, impairment tests for both groups of CGUs were performed by applying a value in use approach (2023: value in use).
Based on impairment testing completed for the year ended 31 December 2024 no impairment was identified in respect of either the Automotive or the Powder Metallurgy group of CGUs (2023: no impairment identified in respect of the Automotive group of CGUs, however an impairment of £449 million was identified with respect to the Powder Metallurgy group of CGUs).
Significant assumptions and estimates
The basis of the impairment tests and the key assumptions are set out in the tables below:
	2024			2023 (Unaudited)
Groups of CGUs	Pre-tax discount rates	Long-term growth rates	Years in forecast	Pre-tax discount rates	Long-term growth rates	Years in forecast
Automotive	12.5%	3.5%	5	13.3%	3.3%	5
Powder Metallurgy	12.6%	3.5%	5	13.4%	3.3%	5
Risk adjusted discount rates
Cash flows within the groups of CGUs are discounted using a post-tax discount rate specific to each group of CGUs. Discount rates reflect the current market assessments of the time value of money and the territories in which the group of CGUs operates. In determining the cost of equity, the Capital Asset Pricing Model (“CAPM”) has been used. Under CAPM, the cost of equity is determined by adding a risk premium, based on an industry adjustment (“Beta”), to the expected return of the equity market above the risk-free return. The relative risk adjustment reflects the risk inherent in each group of CGUs relative to all other sectors and geographies on average.
The cost of debt is determined using a risk-free rate based on the cost of government bonds and an interest rate premium equivalent to a corporate bond with a credit rating similar to the rating of the Group.
The pre-tax discount rate for each group of CGUs is derived such that when applied to pre-tax cash flows it gives the same result as when the observable post-tax weighted average cost of capital is applied to post-tax cash flows.
Assumptions applied in financial forecasts
The Group prepares five-year cash flow forecasts derived from financial budgets and medium-term forecasts. Each forecast has been prepared using a cash flow period deemed most appropriate by management, considering the nature of each group of CGUs. The key assumptions used in forecasting cash flows relate to future budgeted revenue and operating margins likely to be achieved and the expected rates of long-term growth by market sector. Underlying factors in determining the values assigned to each key assumption are shown below.
Revenue growth and operating margins
Revenue growth assumptions in the forecast period are based on financial budgets and medium-term forecasts by management, taking into account industry growth rates and management’s historical experience in the context of wider industry and economic conditions. Projected sales are built up with reference to markets and product categories. They incorporate past performance, historical growth rates, projections of developments in key markets, secured orders and orders forecast to be achieved in the short to medium-term given trends in the relevant market sector. Revenue assumptions take account of relevant external market data, where available, and also consider the potential continued impact of recent macroeconomic and political instability.
Operating margins have been forecast based on historical levels achieved considering the likely impact of changing economic environments and competitive landscapes on volumes and revenues and the impact of management actions on costs. Projected margins reflect the impact of all committed and initiated projects to improve operational efficiency and leverage scale.
Forecasts for other operating costs are based on inflation forecasts and supply and demand factors, which take account of climate change implications for affected markets. Overall, climate risk exposure is considered to be relatively low across the divisions in the short and medium-term but starts to increase in the longer-term, for example through increasing likelihood of flooding risk or increasing wildfire risk. Impairment testing includes short to medium-term planning (five years) for each of the groups of CGUs, which addresses known risks from climate change and other environmental factors impacting forecast costs as well as the opportunities in associated markets as they prepare for change, for example, transition to electrification in Automotive which is expected to impact revenues.
Across the Group, the key driver for growth in operating margin is the Group’s ability to optimise performance. This includes manufacturing optimisation and automation, making supply chain savings, commercial activities to align sales prices with inflationary pressures, and restructuring activities to ensure the Group is operating an efficient cost base.
For Automotive, sector growth is driven by global demand for a large range of cars, ranging from smaller low-cost cars to larger premium vehicles. Demand is influenced by technological advancements, particularly in electric and full hybrid vehicles, market expectations for global vehicle production requirements, fuel prices, raw material input costs and expectations of their recovery, consumer spending, credit availability, and other macroeconomic factors.
For Powder Metallurgy, growth is dependent on trends in the automotive and industrial markets. Market expectations for global light vehicle production requirements, raw material input costs and technological advancements, particularly in additive manufacturing, influence demand for these products along with other macroeconomic factors.
Long-term growth rates
Long-term growth rates are based on long-term forecasts for growth in the sectors and geographies in which the group of CGUs operates. These rates are determined using forecasts that reflect the international presence and the markets in which each business operates. The rates are applied to calculate a terminal value for cash flows after the five-year period covered by management forecasts.
Sensitivity analysis
The models used to calculate value in use for each group of CGUs are particularly sensitive to key assumptions around discount rates, long-term growth rates and underlying assumptions underpinning forecasts including the impact of macroeconomic conditions such as interest rates and inflation on future sales and input prices which drive forecast operating margins and ultimately cash flows.
Automotive group of CGUs — sensitivity analysis
At 31 December 2024, forecasts result in headroom of £363 million above the carrying amount for the Automotive group of CGUs. Sensitivity analysis has been carried out and a reasonably possible increase in the discount rate from 12.5% to 13.8%, would reduce headroom to £nil. Further increases in the discount rate to 14.2% would result in an impairment charge of c.£90 million.
Management does not believe reasonably possible changes in the long-term growth rate of 3.5% would result in headroom being eroded to £nil, however for indication purposes, a decrease in the long-term growth rate to 2.5% would result in a reduction of headroom by £200 million. Operating margin assumptions are a key driver of business value and a 17% reduction in the terminal operating profit would reduce operating profit margin by 1.4 percentage points, resulting in headroom of £nil. An additional reduction in the terminal operating profit, representing a total reduction of 20%, would reduce operating profit margin by 1.7 percentage points, resulting in an impairment charge of c.£80 million.
Powder Metallurgy group of CGUs — sensitivity analysis
At 31 December 2024, forecasts result in headroom of £41 million above the carrying amount for the Powder Metallurgy group of CGUs. Sensitivity analysis has been carried out and a reasonably possible increase in the discount rate from 12.6% to 13.1%, would reduce headroom to £nil. Further increases in the discount rate to 13.6% would result in an impairment charge of c.£39 million.
The value of the Powder Metallurgy group of CGUs remains sensitive to and dependent upon the underlying forecast and financial assumptions in the future. Operating margin assumptions are a key driver of business value and a reduction in the terminal operating profit by 6% would reduce the operating margin by 0.5 percentage points, resulting in headroom of £nil. An additional reduction in the terminal operating profit, representing a total reduction of 12%, would reduce operating profit margin by 1.0 percentage points, resulting in an impairment charge of c.£38 million in 2025. A reasonably possible decrease in long-term growth rates from 3.5% to 2.8% would result in headroom of £nil. A further decrease in the long-term growth rate to 2.0% would result in an impairment charge of c.£37 million being incurred.
For all sensitivities, it is assumed that all other variables remain unchanged.
Allocation of significant intangible assets
The allocation of significant customer relationships and contracts, brands, intellectual property and technology is as follows:
	Customer relationships and contracts
	Remaining amortisation period		Net book value
	31 December 2024 Years	31 December 2023 (Unaudited) Years	31 December 2024	31 December 2023
			£m	(Unaudited) £m
Automotive	6	7	396	501
Powder Metallurgy	11	12	386	436
Total			782	937
	Brands, intellectual property and technology
	Remaining amortisation period		Net book value
	31 December 2024 Years	31 December 2023 (Unaudited) Years	31 December 2024	31 December 2023
			£m	(Unaudited) £m
Automotive	14	15	166	214
Powder Metallurgy	14	15	39	46
Total			205	260

12.   Property, plant and equipment
	Land and buildings	Plant and equipment	Total
	£m	£m	£m
Cost
At 1 January 2023	659	2,005	2,664
Additions	10	263	273
Disposals	(24)	(40)	(64)
Transfer	71	(71)	—
Impact of hyperinflationary economies	1	2	3
Exchange adjustments	(30)	(88)	(118)
At 31 December 2023	687	2,071	2,758
Additions	15	242	257
Disposals	(13)	(33)	(46)
Disposal of business	(2)	(5)	(7)
Transfer	50	(50)	—
Lease reassessments	(11)	1	(10)
Impact of hyperinflationary economies	4	8	12
Exchange adjustments	(26)	(55)	(81)
At 31 December 2024	704	2,179	2,883
Accumulated depreciation and impairment
At 1 January 2023	(121)	(722)	(843)
Charge for the year	(30)	(222)	(252)
Disposals	10	38	48
Impairments	(1)	—	(1)
Exchange adjustments	6	35	41
At 31 December 2023	(136)	(871)	(1,007)
Charge for the year	(30)	(214)	(244)
Disposals	10	32	42
Disposal of business	2	5	7
Impairments	(9)	(22)	(31)
Impact of hyperinflationary economies	(3)	(4)	(7)
Exchange adjustments	5	28	33
At 31 December 2024	(161)	(1,046)	(1,207)
Net book value
At 31 December 2024	543	1,133	1,676
At 31 December 2023	551	1,200	1,751
At 1 January 2023	538	1,283	1,821
Depreciation expense of £227 million (2023: £233 million, 2022: £230 million) and £17 million (2023: £19 million, 2022: £21 million) of depreciation expense is included within costs of sales and selling, general and administrative expenses, respectively. Impairments of £31 million (2023: £1 million, 2022: £7 million) are included in selling, general and administrative expenses. Assets under the course of construction at 31 December 2024 totalled £176 million (31 December 2023: £158 million). Assets under the course of construction are presented as plant and equipment until the point at which the asset is ready for use. Transfers of £50 million (2023: £71 million) between asset classes were recorded on completion of construction projects.

The basis of testing for impaired assets, which resulted in a charge totalling £31 million (2023: £1 million), primarily used fair value less costs to sell methodology which was classified as a level 3 fair value under the IFRS 13 fair value hierarchy.
Property, plant and equipment includes the net book value of right-of-use assets as follows:
Right-of-use asset	Land and buildings	Plant and equipment	Total
	£m	£m	£m
At 1 January 2023	114	30	144
Additions	9	18	27
Depreciation	(14)	(11)	(25)
Disposals	(1)	—	(1)
Exchange adjustments	(6)	(2)	(8)
At 31 December 2023	102	35	137
Additions	10	13	23
Depreciation	(13)	(12)	(25)
Reassessments	(11)	1	(10)
Impairments	(5)	—	(5)
Impact of hyperinflationary economies	2	—	2
Exchange adjustments	(7)	(1)	(8)
At 31 December 2024	78	36	114
13.   Equity accounted investments
	31 December 2024	31 December 2023(1)
	£m	(Unaudited) £m
Aggregated amounts relating to equity accounted investments:
Share of non-current assets	256	291
Share of current assets	445	453
Share of current liabilities	(288)	(298)
Share of non-current liabilities	(28)	(49)
Interests in equity accounted investments	385	397

(1)
Interests in equity accounted investments at 31 December 2023 have been restated to reflect a previously unidentified omission in the acquisition accounting of an equity accounted investment. Further details are set out in Note 1.3.

Group share of results	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Revenue	600	625	651
Selling, general and administrative expenses	(531)	(565)	(595)
Operating profit	69	60	56
Net finance income	1	2	2
Profit before tax	70	62	58
Tax	(9)	(11)	(9)
Share of results of equity accounted investments	61	51	49

Group share of equity accounted investments	Year ended 31 December 2024	Year ended 31 December 2023(1)	Year ended 31 December 2022(1)
	£m	(Unaudited) £m	(Unaudited) £m
At 1 January	397	441	439
Share of results of equity accounted investments	61	51	49
Dividends paid to the Group	(70)	(63)	(59)
Exchange adjustments	(3)	(32)	12
At 31 December	385	397	441

(1)
Interests in equity accounted investments at 31 December 2022 and 2023 have been restated to reflect a previously unidentified omission in the acquisition accounting of an equity accounted investment. Further details are set out in Note 1.3.

Within the Group’s share of equity accounted investments there is one significant joint venture, held within the Automotive segment, Shanghai GKN HUAYU Driveline Systems Co Limited (“SDS”).
	Shanghai GKN HUAYU Driveline Systems Co Limited	Group 50% share of SDS	Amortisation of acquisition intangibles	Intra-Group sales elimination	Total Group share of SDS
	£m	£m	£m	£m	£m
Year ended 31 December 2024
Revenue	1,102	551	—	(37)	514
Operating profit	138	69	(20)	—	49
Interest income	4	2	—	—	2
Tax	(18)	(9)	3	—	(6)
Profit after tax	124	62	(17)	—	45
Year ended 31 December 2023
Revenue	1,188	594	—	(38)	556
Operating profit	142	71	(21)	—	50
Interest income	6	3	—	—	3
Tax	(20)	(10)	—	—	(10)
Profit after tax	128	64	(21)	—	43
In 2022, SDS had revenue for the year of £1,243 million, operating profit of £98 million, an interest expense of £4 million and a tax charge of £18 million, leaving profit after tax of £84 million.

	Shanghai GKN HUAYU Driveline Systems Co Limited	Group 50% share of SDS	Fair value adjustments	Total Group share of SDS
	£m	£m	£m	£m
31 December 2024
Non-current assets	138	69	163	232
Current assets	734	367	—	367
Current liabilities	(472)	(236)	—	(236)
Non-current liabilities	(8)	(4)	(16)	(20)
Net assets	392	196	147	343
31 December 2023
Non-current assets	152	76	184	260
Current assets	796	398	—	398
Current liabilities	(506)	(253)	—	(253)
Non-current liabilities	(44)	(22)	(19)	(41)
Net assets	398	199	165	364
14.   Disposals
On 29 July 2024, the Group completed the disposal of the GKN Hydrogen business to Langley Holdings plc, for nominal consideration.
Classes of assets and liabilities disposed of as a result of the Hydrogen disposal were as follows:
Hydrogen disposal
£m
Trade and other receivables	3
Cash and cash equivalents	9
Total assets	12
Trade and other payables	4
Lease obligations	1
Total liabilities	5
Net assets	7
An impairment charge totalling £10 million (2023: £nil) was recorded against the value of inventory and property, plant and equipment held by the Hydrogen division to write down the assets to £nil reflecting their anticipated recoverable value, following the decision made in June 2024 to close or dispose of the business.
Year ended 31 December 2024
£m
Proceeds received on disposal	—
Net assets disposed of	7
Disposal transaction costs	1
Loss on disposal of business	8

15.   Inventories
	31 December 2024	31 December 2023
	£m	(Unaudited) £m
Raw materials	240	288
Work in progress	105	123
Finished goods	86	99
	431	510
In 2024 the write down of inventories to net realisable value amounted to £19 million (2023: £15 million). The reversal of write downs amounted to £9 million (2023: £8 million). Write downs and reversals in both years relate to ongoing assessments of inventory obsolescence, excess inventory holding and inventory resale values across all of the Group’s businesses.
The cost of inventory recognised as an expense during the year ended 31 December 2024 totalled £3,691 million (2023: £4,107 million, 2022: £3,937 million).
16.   Trade and other receivables
Current	31 December 2024	31 December 2023
	£m	(Unaudited) £m
Trade receivables, gross	384	476
Allowance for expected credit loss	(15)	(16)
Trade receivables	369	460
Other receivables	82	151
Prepayments	25	10
Contract assets	9	7
	485	628
Trade receivables are non interest-bearing. Credit terms offered to customers vary upon the country of operation but are generally between 30 and 90 days.
Non-current	31 December 2024	31 December 2023
	£m	(Unaudited) £m
Other receivables	8	6
Contract assets	5	6
	13	12
As described in Note 24, certain businesses participate in receivables working capital programmes and have the ability to choose whether to receive payment earlier than the normal due date, for specific customers on a non-recourse basis. As at 31 December 2024, eligible receivables under these programmes have been factored and derecognised in line with the derecognition criteria of IFRS 9 Financial Instruments.

An allowance has been made for expected lifetime credit losses with reference to past default experience and management’s assessment of credit worthiness over trade receivables, an analysis of which is as follows:
Total
£m
At 1 January 2022
Impairment recognised on trade receivables
Impairment reversed on trade receivables	(5)
Exchange adjustments	1
At 31 December 2022	13
Impairment recognised on trade receivables	4
Impairment reversed on trade receivables	(1)
At 31 December 2023	16
Impairment recognised on trade receivables
Impairment reversed on trade receivables	(4)
Exchange adjustments
At 31 December 2024	15
The concentration of credit risk is limited due to the large number of unrelated customers. Credit control procedures are implemented to ensure that sales are only made to organisations that are willing and able to pay for them. Such procedures include the establishment and review of customer credit limits and terms. The Group does not hold any collateral or any other credit enhancements over any of its trade receivables nor does it have a legal right of offset against any amounts owed by the Group to the counterparty.
The ageing of impaired trade receivables past due, allowance for expected credit losses and recoverable amounts are as follows:
31 December 2024	Gross	Loss allowance	Recoverable
	£m	£m	£m
Current	348	—	348
0 – 30 days	19	(8)	11
31 – 60 days	4	—	4
60+ days	13	(7)	6
	384	(15)	369
31 December 2023	Gross	Loss allowance	Recoverable
	£m	£m	£m
Current	444	—	444
0 – 30 days	21	(9)	12
31 – 60 days	4	—	4
60+ days	7	(7)	—
	476	(16)	460
The Directors consider that the carrying amount of trade and other receivables approximates to their fair value.

The Group’s contract assets comprise the following:
	Participation fees	Other	Total
	£m	£m	£m
At 1 January 2023	10	10	20
Additions	—	1	1
Reclassification	—	(3)	(3)
Utilised	(1)	(3)	(4)
Exchange adjustments	(1)	—	(1)
At 31 December 2023	8	5	13
Additions	5	—	5
Utilised	(1)	(2)	(3)
Exchange adjustments	—	(1)	(1)
At 31 December 2024	12	2	14
An assessment for impairment of contract assets has been performed in accordance with policies described in Note 2. No such impairment has been recorded.
Participation fees
Participation fees are described in the accounting policies in Note 2 and are considered to be a reduction in revenue for the related customer contract. Amounts are capitalised and ‘amortised’ to match to the related performance obligation.
17.   Cash and cash equivalents
	31 December 2024	31 December 2023
	£m	(Unaudited) £m
Cash and cash equivalents	336	313
Cash and cash equivalents comprises cash at bank and in hand which earns interest at floating rates based on daily bank deposit rates. The carrying amount of these assets is considered to be equal to their fair value.
18.   Trade and other payables
Current	31 December 2024	31 December 2023
	£m	(Unaudited) £m
Trade payables	577	698
Accruals and other payables	325	440
Customer advances and contract liabilities	11	4
Other taxes and social security	47	33
Deferred government grants	1	4
	961	1,179
As at 31 December 2024, and as described in Note 24, included within trade payables were invoices on supplier finance facilities of £148 million (2023: £106 million).

Trade payables are non-interest-bearing. Normal settlement terms vary by country and the average credit period taken for trade payables is 85 days (2023: 89 days).
Non-current	31 December 2024	31 December 2023
	£m	(Unaudited) £m
Other payables	9	13
Customer advances and contract liabilities	9	5
	18	18
The Directors consider that the carrying amount of trade and other payables approximates to their fair value. Non-current other payables fall due for payment within one to two years.
19.   Interest-bearing loans and borrowings
This note provides information about the contractual terms of the Group’s interest-bearing loans and borrowings. Details of the Group’s exposure to credit, liquidity, interest rate and foreign currency risk are included in Note 24.
	Current		Non-current		Total
	31 December 2024	31 December 2023	31 December 2024	31 December 2023	31 December 2024	31 December 2023
	£m	(Unaudited) £m	£m	(Unaudited) £m	£m	(Unaudited) £m
Floating rate obligations
Bank borrowings – US Dollar loan	—	—	319	584	319	584
Bank borrowings – Sterling loan	—	—	240	285	240	285
Bank borrowings – Euro loan	—	—	339	298	339	298
Unamortised finance costs	—	—	(4)	(9)	(4)	(9)
Other loans and bank overdrafts	13	2	—	—	13	2
Fixed rate obligations
US Private Placement	—	—	399	—	399	—
Unamortised finance costs	—	—	(2)	—	(2)	—
Total interest-bearing loans and borrowings	13	2	1,291	1,158	1,304	1,160
At 31 December 2024, the Group’s committed bank facility includes a multi-currency denominated term loan comprised of a tranche of £100 million and a tranche of €100 million as well as a multi-currency denominated revolving credit facility comprised of a tranche of £350 million, a tranche of US$660 million and a tranche of €450 million.
During the year, the third tranche of the original bank facility’s term loan of US$400 million was repaid.
In addition, the Group issued US$500 million through US Private Placement (USPP) of fixed interest rate notes with tranches maturing between 5 and 12 years.
The current bank facilities and USPP have two financial covenants being a net debt to adjusted EBITDA covenant and an interest cover covenant, both of which are tested half yearly, in June and December. Further details on the covenants and covenant compliance for the year ended 31 December 2024 are contained in Note 24. The bank facilities and USPP are guaranteed by Dowlais Group plc and certain of its subsidiaries. There is no security over any of the Group’s assets in respect of these facilities.
At 31 December 2024, the term loans were fully drawn at £100 million and €100 million (2023: fully drawn at £100 million and €100 million and US$400 million). A further £140 million (2023: £185 million), US$400 million (2023: US$345 million) and €310 million (2023: €244 million) were drawn on the multi-currency revolving credit facility. There are also a number of uncommitted overdraft, guarantee and borrowing facilities made available to the Group.
The bank margin on the bank facility depends on the Group’s leverage. The average interest rate payable on the debt facilities, net of the impact of interest rate hedging, was 6.32% for the year (2023: 6.38% for the period from the initial drawdown of the debt facilities to 31 December 2023).
20.   Provisions
	Loss- making contracts	Property related costs	Environmental and litigation	Warranty related costs	Restructuring	Other	Total
	£m	£m	£m	£m	£m	£m	£m
At 1 January 2024	17	5	46	141	78	31	318
Utilised	(6)	—	(5)	(19)	(105)	(7)	(142)
Charge to operating profit	—	—	5	19	122	2	148
Release to operating profit	—	—	(6)	(52)	(7)	(3)	(68)
Unwind of discount	—	—	—	—	1	—	1
Transfers	—	—	1	5	5	1	12
Exchange adjustments	(1)	(1)	(1)	(3)	(4)	—	(10)
31 December 2024	10	4	40	91	90	24	259
Current	3	1	18	41	66	13	142
Non-current	7	3	22	50	24	11	117
Loss-making contracts
Provisions for loss-making contracts are considered to exist where the Group has a contract under which the unavoidable costs of meeting the obligations exceed the economic benefits expected to be received under it. This obligation has been discounted and will be utilised over the period of the respective contracts, which is up to five years.
Calculation of loss-making contract provisions is based on contract documentation and delivery expectations, along with an estimate of directly attributable costs and represents management’s best estimate of the unavoidable costs of fulfilling the contract.
Property related costs
The provision for property related costs represents dilapidation costs for ongoing leases and is expected to result in cash expenditure over the next six years. Calculation of dilapidation obligations are based on lease agreements with landlords and external quotes or, in the absence of specific documentation, management’s best estimate of the costs required to fulfil obligations.
Environmental and litigation
Environmental provisions relate to the estimated remediation costs of pollution, soil and groundwater contamination at certain sites and amounted to £15 million (2023: £16 million). Liabilities for environmental costs are recognised when environmental remediation works are probable and the associated costs can be reasonably estimated. The majority of the provision is anticipated to be utilised over the next 13 years.
Litigation provisions amounting to £25 million (2023: £30 million) relate to estimated future costs and settlements in relation to legal claims and associated insurance obligations. The Group has on occasion been required to take legal or other actions to defend itself against proceedings brought by other parties. Provisions are made for the expected costs associated with such matters, based on past experience of similar items and other known factors, considering professional advice received. This represents management’s best estimate of the likely outcome. The timing of utilisation of these provisions is frequently uncertain, reflecting the complexity of issues and the outcome of various court proceedings and negotiations. Contractual and other provisions represent management’s best estimate of the cost of settling future obligations and reflect management’s assessment of the likely settlement method, which may change over time. However, no provision is made for proceedings which have been, or might be, brought by other parties against Group companies unless management, considering professional advice received, assess that it is more likely than not that such proceedings may be successful.
Warranty related costs
Provisions for the expected cost of warranty obligations under local sale of goods legislation are recognised at the date of sale of the relevant products and subsequently updated for changes in estimates as necessary. The provision for warranty related costs represents the best estimate of the expenditure required to settle the Group’s obligations, based on past experience, recent claims and current estimates of costs relating to specific claims. Warranty terms are, on average, between one and five years.
During the year, a warranty provision recorded as a fair value item on historical acquisitions, was resolved for a more favourable amount than first anticipated. The related release of £27 million was recognised in operating loss.
Restructuring
Restructuring provisions relate to committed costs in respect of restructuring programmes, usually resulting in cash spend within three years. A restructuring provision is recognised when the Group has developed a detailed formal plan for the restructuring and has raised a valid expectation in those affected that it will carry out the restructuring by either starting to implement the plan or by announcing its main features to those affected by it. The measurement of a restructuring provision includes only the direct expenditures arising from the restructuring, which are those amounts that are necessarily entailed by the restructuring programmes.
Other
Other provisions include long-term incentive plans for senior management and the employer tax on equity-settled incentive schemes which are expected to result in cash expenditure over the next one to five years.
Where appropriate, provisions have been discounted using discount rates depending on the territory in which the provision resides and the length of its expected utilisation.

21.   Deferred tax
The following are the major deferred tax assets and liabilities recognised by the Group and movements thereon during the current and prior year.
	Deferred tax assets	Deferred tax liabilities
	Tax losses and other assets	Accelerated capital allowances and other liabilities	Deferred tax on intangible assets	Total deferred tax liabilities	Total net deferred tax
	£m	£m	£m	£m	£m
At 1 January 2023	300	(131)	(363)	(494)	(194)
Credit to Income Statement	15	16	49	65	80
Credit to equity	—	8	—	8	8
Exchange adjustments	(12)	5	11	16	4
At 31 December 2023	303	(102)	(303)	(405)	(102)
(Charge)/credit to Income Statement	(13)	30	49	79	66
Charge to equity	—	(3)	—	(3)	(3)
Exchange adjustments	(9)	2	4	6	(3)
At 31 December 2024	281	(73)	(250)	(323)	(42)
Deferred tax assets and liabilities are recognised on the Balance Sheet, after offset of balances within territories in accordance with IAS 12, as follows:
	31 December 2024	31 December 2023
	£m	(Unaudited) £m
Deferred tax asset	157	146
Deferred tax liability	(199)	(248)
	(42)	(102)
A deferred tax asset of £63 million (2023: £72 million) has been recognised in respect of £209 million (2023: £234 million) of tax losses. No asset has been recognised in respect of the remaining losses of £424 million (2023: £382 million) due to the divisional and geographic split of anticipated future profit streams. Most of these losses may be carried forward indefinitely subject to certain continuity of business requirements. Where losses are subject to time expiry, a deferred tax asset is recognised to the extent that sufficient future profits are anticipated to utilise these losses. In addition to the corporate income tax losses included above, a deferred tax asset of £27 million (2023: £24 million) has been recognised on tax credits (primarily US) and US state tax losses.
Deferred tax assets have also been recognised on Group retirement benefit obligations at £54 million (2023: £53 million).
There are no material unrecognised deferred tax assets at 31 December 2024 (2023: £nil), other than the losses referred to above. No deferred tax is recognised on the unremitted earnings of overseas subsidiaries except where the distribution of such profits is planned. If these earnings were remitted in full, tax of £56 million (2023: £59 million) would be payable.

22.   Share-based payments
During the year, the Company recognised a charge of £1 million (2023: £1 million, 2022: £nil) in respect of the Group’s share incentive schemes.
The share-based payment arrangements are as follows:
2023 Performance Share Plan (PSP)
Date of grants	2 May 2023, 10 October 2023, 15 November 2023
Number of share awards granted	6,223,292
Contractual life	3 years
Vesting condition	Three years’ service, achievement of target growth in earnings per share and achievement of a total shareholder return ranking against comparator group.
Each employee share award converts into one ordinary share of the Company on vesting. No amounts are paid or payable by recipient on receipt of the award. The awards carry neither rights to dividends nor voting rights. Awards are forfeited if the employee leaves the Company before the share awards vest.
Details of the share options outstanding during the year are as follows:
Number of share awards	31 December 2024	31 December 2023
		(Unaudited)
Outstanding at the beginning of the year	6,149,660	—
Granted during the year	—	6,223,292
Forfeited during the year	(377,297)	(73,632)
Outstanding at the end of the year	5,772,363	6,149,660
Fair value of share awards and assumptions
The inputs into the Monte Carlo pricing model that were used to fair value the share awards s at the grant dates were as follows:
Valuation assumptions
Weighted average share price	£1.31
Weighted average exercise price	nil
Expected volatility	38.65%
Expected life at inception	3 years
Risk free interest rate	3.78%
Expected dividend yield	3.2%
2024 Omnibus Share Plan (OSP)
Date of grants	24 May 2024
Number of share awards granted	9,921,488
Contractual life	3 years
Vesting condition	Three years’ service, achievement of target growth in earnings per share and achievement of a total shareholder return ranking against comparator group.
Each employee share award converts into one ordinary share of the Company on vesting. No amounts are paid or payable by recipient on receipt of the award. The awards accrue dividend equivalents but do not carry voting rights. Awards are forfeited if the employee leaves the Company before the share awards vest.

Details of the share awards outstanding during the year are as follows:
Number of share awards	31 December 2024	31 December 2023
		(Unaudited)
Outstanding at the beginning of the year	—	—
Granted during the year	9,921,488	—
Forfeited during the year	—	—
Outstanding at the end of the year	9,921,488	—
Fair value of share awards and assumptions
The inputs into the Monte Carlo pricing model that were used to fair value the share awards at the grant dates were as follows:
Valuation assumptions
Weighted average share price	£0.72
Weighted average exercise price	nil
Expected volatility	33.67%
Expected life at inception	3 years
Risk free interest rate	4.37%
Expected dividend yield	n/a
Due to the short listing period of the Company’s shares, expected volatility was determined using an average of the historic volatility of the Company’s peer group share prices.
Other share-based payment arrangements
Since April 2023, the Company has received services from Melrose Industries PLC under a Transitional Service Agreement (TSA) as part of the demerger process for which consideration was settled in shares of the Company. A charge of £1 million in respect of these services was recognised in the prior year, equivalent to the value of services rendered. Certain services under the TSA have ceased during the current year resulting in a current year charge of £nil.
23.   Retirement benefit obligations
Defined contribution plans
The Group operates defined contribution plans for qualifying employees across several jurisdictions. The assets of the plans are held separately from those of the Group in funds under the control of Trustees.
The total costs charged during the year of £14 million (2023: £12 million, 2022: £13 million) represent contributions payable to these plans by the Group at rates specified in the rules of the plans.
Defined benefit plans
The Group sponsors defined benefit plans for qualifying employees of certain subsidiaries. The funded defined benefit plans are administered by separate funds that are legally separated from the Group. The Trustees of the funds are required by law to act in the interest of the fund and of all relevant stakeholders in the plans. The Trustees of the pension funds are responsible for the investment policy with regard to the assets of the fund.
The most significant defined benefit pension plans in the Group at 31 December 2024 were:
UK: GKN Group Pension Schemes (No.2 and No.3)
The GKN Group Pension Schemes (Numbers 2 and 3) are disclosed within the Automotive segment. These schemes are funded, closed to new members and were closed to future accrual in 2017. The valuation of the schemes was based on the latest triennial statutory actuarial valuation as of 5 April 2022, updated to 31 December 2024 by independent actuaries. The next triennial valuation of the schemes will take place during 2025.
US: GKN Automotive and GKN Powder Coatings Pension Plans
The GKN Automotive and GKN Powder Coatings Pension Plans are funded plans, closed to new members and closed to future accrual. The valuation of these plans was based on a full actuarial valuation as of 1 January 2024, updated to 31 December 2024 by independent actuaries.
Germany: GKN Germany Pension Plans
The GKN Germany Pension Plans provide benefits dependent on final salary and service with the Company. The plans are generally unfunded and closed to new members.
Other plans include a number of funded and unfunded defined benefit arrangements and retiree medical insurance plans, predominantly in the US and Europe.
The cost of the Group’s defined benefit plans is determined in accordance with IAS 19 (revised 2011) Employee Benefits, using the advice of independent professionally qualified actuaries on the basis of formal actuarial valuations and using the projected unit credit method. In line with normal practice, statutory scheme valuations are undertaken triennially in the UK and annually in the US and Germany.
Contributions
The Group contributed £44 million (2023: £39 million, £40 million) to defined benefit pension plans and post-employment plans in the year ended 31 December 2024. In 2025, the Group expects to contribute c.£36 million to the plans including a deficit reduction payment of c.£7 million related to the GKN Group Pension Scheme No. 3. The annual deficit reduction payment is of a variable amount contingent on the funding valuation of the scheme at 31 December and is capped at the lower of £15 million or the deficit on the scheme.
Actuarial assumptions
The major assumptions used by the actuaries in calculating the Group’s pension liabilities are as set out below:
	Rate of increase of pensions in payment % per annum	Discount rate %	Price inflation (RPI/CPI) %
31 December 2024
GKN Group Pension Schemes (No.2 – No.3)	2.5	5.5	3.0/2.7
GKN US plans	n/a	5.5	n/a
GKN Europe plans	2.0	3.4	2.0/2.0
31 December 2023
GKN Group Pension Schemes (No.2 – No.3)	2.5	4.5	3.0/2.6
GKN US plans	n/a	4.8	n/a
GKN Europe plans	2.1	3.3	2.1/2.1
Mortality
GKN Group Pension Schemes (No.2 – No.3)
The GKN Group Pension Schemes (No.2 – No.3) use the SAPS “S3PA” base tables with scheme-specific adjustments. The base table mortality assumption for each of the UK schemes reflects best estimate results from the most recent mortality experience analyses for each scheme. Weighting factors vary by scheme.

Future improvements for all UK plans are in line with the 2023 Continuous Mortality Investigation (“CMI”) core projection model (SK = 7.0, A = 0%, w2022 =w2023= 15%) with a long-term rate of improvement of 1.25% p.a. for both males and females.
GKN US Consolidated Pension Plan
GKN US Pension and Medical Plans use base mortality tables (PRI 2012) as used in the 2024 funding valuation. Future improvements for all US plans are in line with MP2021.
GKN Germany Pension Plans
All German plans use the Richttafeln 2018 G tables, with no adjustment.
The following table shows the future life expectancy of individuals aged 65 at the year end and the future life expectancy of individuals aged 65 in 20 years’ time.
	GKN Group Pension Schemes (No.2 – No.3) years	GKN US Consolidated Pension Plan years	GKN Germany Pension Plans years
Male today	20.9	19.7	20.9
Female today	23.2	21.7	24.3
Male in 20 years’ time	21.9	21.2	23.6
Female in 20 years’ time	24.5	23.1	26.5
Balance Sheet disclosures
The amounts recognised in the Consolidated Balance Sheet in respect of defined benefit plans were as follows:
	31 December 2024	31 December 2023
	£m	(Unaudited) £m
Present value of funded defined benefit obligations	(686)	(786)
Fair value of plan assets	717	775
Funded status	31	(11)
Present value of unfunded defined benefit obligations	(415)	(446)
Asset ceiling	—	(2)
Net liabilities	(384)	(459)
Analysed as:
Retirement benefit surplus (non-current assets)(1)	34	27
Retirement benefit obligations (non-current liabilities)	(418)	(486)
Net liabilities	(384)	(459)

(1)
Includes a surplus relating to the GKN Group Pension Scheme (No.2) of £33 million (2023: £25 million) and the Japan Employee plan of £1 million (2023: £2 million).

A retirement benefit surplus is recognised in relation to the GKN Group Pension Scheme (No.2) as the Group has an unconditional right to a refund of surplus assets when there are no remaining members of the scheme.
The net retirement benefit obligation is attributable to Automotive: liability of £360 million (2023: £430 million) and Powder Metallurgy: liability of £24 million (2023: £29 million).

The plan assets and liabilities at the year end were as follows:
31 December 2024	UK Plans	US Plans	European Plans	Other Plans	Total
	£m	£m	£m	£m	£m
Plan assets	613	76	16	12	717
Plan liabilities	(584)	(111)	(385)	(21)	(1,101)
Net assets/(liabilities)	29	(35)	(369)	(9)	(384)
The plan assets and liabilities at the previous year end were as follows:
31 December 2023	UK Plans	US Plans	European Plans	Other Plans	Total
	£m	£m	£m	£m	£m
Plan assets	665	73	16	21	775
Plan liabilities	(672)	(118)	(416)	(26)	(1,232)
Asset ceiling	—	—	—	(2)	(2)
Net liabilities	(7)	(45)	(400)	(7)	(459)
The major categories and fair values of plan assets at the end of the year for each category were as follows:
	31 December 2024	31 December 2023
	£m	(Unaudited) £m
Equities	28	56
Government bonds	339	404
Corporate bonds	112	85
Property	5	7
Insurance contracts	11	13
Multi-strategy/Diversified growth funds	182	116
Private equity	9	15
Other(1)	31	79
Total	717	775

(1)
Primarily consists of cash collateral and other assets associated with liability driven investments in the UK schemes.

The assets were well diversified and the majority of plan assets had quoted prices in active markets. All government bonds were issued by reputable governments and were generally AA rated or higher. Interest rate and inflation rate swaps were also employed to complement the role of fixed and index-linked bond holdings for liability risk management.
The Trustees continually review whether the chosen investment strategy is appropriate with a view to providing the pension benefits and to ensure appropriate matching of risk and return profiles. The main strategic policies included maintaining an appropriate asset mix, managing interest rate sensitivity and maintaining an appropriate equity buffer. Investment results are regularly reviewed.

Movements in the present value of defined benefit obligations during the year:
	Year ended 31 December 2024	Year ended 31 December 2023
	£m	(Unaudited) £m
At 1 January	1,232	1,240
Current service cost	6	6
Interest cost on obligations	49	53
Remeasurement gains – demographic	(6)	—
Remeasurement (gains)/losses – financial	(89)	18
Remeasurement losses – experience	—	1
Benefits paid out of plan assets	(68)	(67)
Curtailments	1	—
Settlements	(5)	—
Past service cost	1	—
Exchange adjustments	(20)	(19)
At 31 December	1,101	1,232
The defined benefit plan liabilities were 17% (2023: 17%) in respect of active plan participants, 22% (2023: 23%) in respect of deferred plan participants and 61% (2023: 60%) in respect of pensioners.
The weighted average duration of the defined benefit plan liabilities at 31 December 2024 was 12 years (31 December 2023: 13 years).
Movements in the fair value of plan assets during the year:
	Year ended 31 December 2024	Year ended 31 December 2023
	£m	(Unaudited) £m
At 1 January	775	779
Interest income on plan assets	34	36
Loss on plan assets, excluding interest income	(60)	(3)
Contributions	44	39
Benefits paid out of plan assets	(68)	(67)
Plan administrative costs	(2)	(3)
Settlements	(5)	—
Exchange adjustments	(1)	(6)
At 31 December	717	775
The actual return on plan assets was a loss of £26 million (2023: gain of £33 million).

Income Statement disclosures
Amounts recognised in the Income Statement in respect of these defined benefit plans were as follows:
	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Included within operating loss:
– current service cost	6	6	9
– plan administrative costs	2	3	4
– curtailments and past service cost(1)	2	—	—
– settlement gains	—	—	(2)
Included net within finance costs:
– interest cost on defined benefit obligations	49	53	31
– interest income on plan assets	(34)	(36)	(25)

(1)
Curtailments and past service costs relate to benefits provided as a result of redundancies and a pension scheme wind up following site closures.

Statement of Comprehensive Income disclosures
Amounts recognised in the Consolidated Statement of Comprehensive Income in respect of these defined benefit plans were as follows:
	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Loss on plan assets, excluding interest income	(60)	(3)	(391)
Remeasurement gains/(losses) arising from changes in demographic assumptions	6	—	(1)
Remeasurement gains/(losses) arising from changes in financial assumptions	89	(18)	508
Change in unrecognised asset due to asset ceiling	2	—	—
Remeasurement losses arising from experience adjustments	—	(1)	(44)
Net remeasurement gain/(loss) on retirement benefit obligations	37	(22)	72
Risks and sensitivities
The defined benefit plans expose the Group to actuarial risks, such as longevity risk, inflation risk, interest rate risk and market (investment) risk. The Group is not exposed to any unusual, entity specific or plan specific risks.

A sensitivity analysis on the principal assumptions used to measure the plan liabilities at the year end was as follows:
	Change in assumption	Decrease/ (increase) to plan liabilities	Increase/ (decrease) to profit before tax
		£m	£m
Discount rate	Increase by 0.5 ppts	61	2
	Decrease by 0.5 ppts	(67)	(1)
Inflation assumption(1)	Increase by 0.5 ppts	(43)	n/a
	Decrease by 0.5 ppts	40	n/a
Assumed life expectancy at age 65 (rate of mortality)	Increase by 1 year	(39)	n/a
	Decrease by 1 year	38	n/a

(1)
The inflation sensitivity encompasses the impact on pension increases and salary increases, where applicable.

The sensitivity analysis above was determined based on reasonably possible changes to the respective assumptions, while holding all other assumptions constant. There has been no change in the methods or assumptions used in preparing the sensitivity analysis from prior years. Sensitivities are based on the relevant assumptions and membership profile as at 31 December 2024 and are applied to obligations at the end of the reporting period. Whilst the analysis does not take account of the full distribution of cash flows expected, it does provide an approximation to the sensitivity of assumptions shown. Extrapolation of these results beyond the sensitivity figures shown may not be appropriate and the sensitivity analysis presented may not be representative of the actual change in the defined benefit obligation as it is unlikely that the change in assumptions would occur in isolation of one another as some of the assumptions may be correlated.
The Group is aware of the 2023 ruling in the Virgin Media vs NTL Pension Trustee case, including the 2024 court of appeal ruling published on 25 July 2024, which ruled that certain amendments made to the NTL Pension Plan were invalid because they were not accompanied by the correct actuarial confirmation. The trustees, having reviewed the relevant amendments, do not consider it necessary to make any adjustments as a result of the Virgin Media case.
24.   Financial instruments and risk management
The table below sets out the Group’s accounting classification of each category of financial assets and liabilities and their carrying values at 31 December 2024 and 31 December 2023:
	Current	Non-current	Total
	£m	£m	£m
31 December 2024
Financial assets
Classified as amortised cost:
Cash and cash equivalents	336	—	336
Net trade receivables	369	—	369
Classified as fair value:
Derivative over own equity(1)	18	—	18
Derivative financial assets
Foreign currency forward contracts	9	6	15
Interest rate swaps	—	3	3

	Current	Non-current	Total
	£m	£m	£m
Financial liabilities
Classified as amortised cost:
Interest-bearing loans and borrowings	(13)	(1,291)	(1,304)
Lease obligations	(29)	(103)	(132)
Other financial liabilities	(778)	(8)	(786)
Classified as fair value:
Derivative financial liabilities
Foreign currency forward contracts	(32)	(14)	(46)

(1)
Included within other financial assets.

	Current	Non-current	Total
	£m	£m	£m
31 December 2023 (Unaudited)
Financial assets
Classified as amortised cost:
Cash and cash equivalents	313	—	313
Net trade receivables	460	—	460
Classified as fair value:
Derivative over own equity(1)	—	28	28
Derivative financial assets
Foreign currency forward contracts	43	4	47
Interest rate swaps	2	4	6
Financial liabilities
Classified as amortised cost:
Interest-bearing loans and borrowings	(2)	(1,158)	(1,160)
Lease obligations	(25)	(126)	(151)
Other financial liabilities	(1,063)	(11)	(1,074)
Classified as fair value:
Derivative financial liabilities
Foreign currency forward contracts	(4)	(1)	(5)
Interest rate swaps	—	(3)	(3)
The fair value of the derivative financial instruments is derived from inputs other than quoted prices that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices) and they are therefore categorised within level 2 of the fair value hierarchy set out in IFRS 13 Fair Value Measurement. The Group’s policy is to recognise transfers into and out of the different fair value hierarchy levels at the date of the event or change in circumstances that caused the transfer to occur. There have been no transfers between levels during the current year.
The fair value of the derivative over own equity is derived from unobservable inputs and as such is classified as level 3 of the fair value hierarchy set out in IFRS 13. Inputs to the valuation include the terms of the contract under which the asset arises, the Company’s current share price and expected volatility in the share price. The asset value is most sensitive to movements in the Company’s share price. A 10% reduction in the Company’s share price would result in a £2 million reduction in the fair value of the asset.
As detailed in the accounting policies (Note 2) the asset was initially recorded directly in equity in the prior year with subsequent revaluations recognised in the Income Statement. In the current year a loss of

£10 million (2023: £1 million) was presented within interest expense in relation to fair value changes on the derivative. The asset is expected to be settled by receipt of the Company’s shares during 2025.
Fair values
Set out below is a comparison of the carrying amounts and fair values of the Group’s non-current interest-bearing loans and borrowings.
	Carrying amount	Fair value
	£m	£m
Floating rate obligations	894	901
Fixed rate obligations	397	455
Management consider all other financial assets and liabilities to have carrying values that are reasonable approximations of their fair values. In the prior year, management considered all financial assets and liabilities to have a carrying value which approximated fair value.
Credit risk
The Group’s principal financial assets are cash and cash equivalents, trade receivables and derivative financial assets which represent the Group’s maximum exposure to credit risk in relation to financial assets.
The Group’s credit risk on cash and cash equivalents and derivative financial assets is limited because the ultimate counterparties are banks with investment grade credit ratings assigned by international credit rating agencies. Exposure is managed on the basis of risk rating and counterparty limits. The value of credit risk in derivative assets is modelled using publicly available inputs as part of their fair value.
The Group’s credit risk is therefore primarily attributable to its trade receivables. The amounts presented in the Consolidated Balance Sheet are net of an allowance for expected credit losses, estimated by the Group’s management based on prior experience and their assessment of the current economic environment. Note 16 provides further details regarding the recovery of trade receivables.
Capital risk
The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern. The capital structure of the Group consists of interest-bearing loans and borrowings less cash and cash equivalents as disclosed in the Consolidated Balance Sheet, and equity attributable to the owners of the parent, comprising issued share capital, reserves and retained earnings as disclosed in the Consolidated Statement of Changes in Equity.
Liquidity risk management
Overview of banking facilities
As at 31 December 2024, the Group’s committed bank facilities include a multi-currency denominated term loan comprised of a £100 million tranche and a €100 million tranche as well as a multi-currency denominated revolving credit facility comprised of a £350 million tranche, a US$660 million tranche and a €450 million tranche. Details of amounts drawn under these facilities at year end are included in Note 19.
The revolving credit and term loan facilities have an initial maturity date of 20 April 2026, the Group has the option to extend the maturity of the revolving credit facility by up to two years, at its sole discretion.
During the year, the third tranche of the original bank facility’s term loan of US$400 million was repaid. In addition, the Group issued US$500 million through a US Private Placement (USPP) of fixed interest rate notes with tranches maturing between 5 and 12 years.
Loans drawn under the bank facilities and USPP are guaranteed by Dowlais Group plc and certain of its subsidiaries. There is no security over any of the Group’s assets in respect of these.

Cash amounted to £336 million at year end (2023: £313 million) and is offset against interest-bearing loans and borrowings of £1,304 million (2023: £1,160 million). The combination of this cash and the headroom on the revolving credit facility allows the Directors to consider that the Group has sufficient access to liquidity for its current needs. The Board takes careful consideration of counterparty risk with banks when deciding where to place cash on deposit.
The committed bank funding and USPP have two financial covenants, both of which are tested half-yearly in June and December.
Interest rates on the USPP are fixed subject to the Group maintaining an investment grade credit rating. Should the credit rating of the Group fall below investment grade, an additional 1% is added to the interest rate until the Group’s credit rating returns to investment grade.
Maturity of financial liabilities (excluding currency contracts)
The table below shows the maturity profile of anticipated future cash flows, including interest, on an undiscounted basis in relation to the Group’s financial liabilities. The amounts shown therefore differ from the carrying value and fair value of the Group’s financial liabilities.
	Interest- bearing loans and borrowings	Interest rate derivative financial liabilities	Finance lease obligations	Other financial liabilities	Total financial liabilities
	£m	£m	£m	£m	£m
Within one year	90	—	35	778	903
In one to two years	944	—	27	8	979
In two to five years	189	—	47	—	236
After five years	365	—	54	—	419
Total anticipated cash flows	1,588	—	163	786	2,537
Effect of financing	(284)	—	(31)	—	(315)
31 December 2024	1,304	—	132	786	2,222
Within one year	78	—	31	1,063	1,172
In one to two years	76	2	26	11	115
In two to five years	1,279	1	47	—	1,327
After five years	—	—	92	—	92
Total anticipated cash flows	1,433	3	196	1,074	2,706
Effect of financing	(273)	—	(45)	—	(318)
31 December 2023	1,160	3	151	1,074	2,388
Working capital
The Group has a small number of uncommitted working capital programmes, which provide favourable financing terms on eligible customer receipts and competitive financing terms to suppliers on eligible supplier payments.
Businesses that participate in these customer related finance programmes have the ability to choose whether to receive payment earlier than the normal due date, for specific customers on a non-recourse basis. As at 31 December 2024, the drawings on these facilities were £168 million (2023: £178 million).
Some suppliers may utilise the Group’s supplier finance programmes, which are provided by a limited number of the Group’s relationship banks. There is no cost to the Group for providing these programmes to its suppliers. These arrangements do not change the date suppliers are due to be paid by the Group, and therefore there is no additional impact on the Group’s liquidity. These programmes allow suppliers to choose, at their sole discretion, whether they want to accelerate the payment of their invoices, by the financing banks, for an interest cost which is competitive and based on the credit rating of the Group as determined by the financing banks funding each programme. The amounts owed by the Group to the banks in relation to amounts suppliers have drawn under these programmes are included in trade payables on the Balance Sheet and the cash flows are presented in cash flows from operating activities. The arrangements do not change the timing of the Group’s cash outflows.
Payment dates for trade payables under supplier finance arrangements, and comparable trade payables which are not financed, are generally between 60 and 120 days. Payment terms vary across the Group depending on individual supplier agreements and the jurisdictions under which the purchases are made. The total of supplier invoices under these facilities as at 31 December 2024 was £148 million (2023: £106 million). Movement on this balance in the year includes a £7 million non-cash increase due to exchange rate movements. Of the balance at 31 December 2024, £79 million had been paid by the facilitating banks to suppliers.
Finance cost risk management
The bank margin on the bank facility depends on the Group’s leverage. Management performs periodic reviews of the Group’s interest rate exposure and fix a proportion of the exposure as deemed necessary at that time. As at 31 December 2024, 46% of the Group’s interest exposure was fixed (2023: 55%).
Interest rate risk
Cash flow hedges
Interest rate swaps are designated as cash flow hedges and are used to hedge against the risk of interest rate fluctuation on the floating rate debt. The fair value of the interest rate swaps as at 31 December 2024, was an asset of £3 million (31 December 2023: net asset of £3 million). During the year movements on the interest rate swaps comprised a credit of £2 million (2023: £1 million) booked to derivatives gains on hedge relationships within other comprehensive income, £8 million credit (2023: £6 million) booked to interest in the Income Statement, and a cash inflow of £10 million (2023: £4 million).
There is an economic relationship between the hedged item and the hedging instrument in relation to SOFR and EURIBOR interest cash flows. The Group has established a hedge ratio of 1:1 for the hedging relationships based on the notional of the hedging instrument and the hedged item. Group management performs periodic prospective effectiveness assessments to determine hedge effectiveness.
Hedge ineffectiveness may occur due to:
•
Differences in the timing of the cash flows of the hedged items and the hedging instruments;

•
The counterparties’ credit risk differently impacting the fair value movements of the hedging instruments and hedged items;

•
Changes to the forecasted amount of cash flows of hedged items and hedging instruments; or

•
Mismatches in payment frequency and/or reset dates.

During the year ended 31 December 2024, some of the critical terms of the interest rate swaps and the hedged items were not perfectly matched; however, this did not give rise to any ineffectiveness through the Income Statement in the year (2023: £nil).
Interest rate sensitivity analysis
Assuming the net debt, inclusive of interest rate swaps, held as at the balance sheet date was outstanding for the whole year, a one percentage point rise in market interest rates for all currencies would decrease profit before tax by the following amounts:
	Year ended 31 December 2024	Year ended 31 December 2023
	£m	(Unaudited) £m
Sterling	3	3
US Dollar	1	1
Euro	3	1

On the basis of the floating-to-fixed interest rate swaps in place at the balance sheet date, a one percentage point fall in market interest rates for all currencies would have a pre-tax impact of decreasing Group equity by £4 million (2023: £18 million).
Exchange rate risk management
The Group trades in various countries around the world and is exposed to movements in a number of foreign currencies. The Group therefore carries exchange rate risk that can be categorised into three types: transaction, translation and disposal related risk as described in the paragraphs below. The Group’s policy is designed to protect against the majority of the cash risks but not the non-cash risks.
The most common exchange rate risk is the transaction risk the Group takes when it invoices a customer or purchases from suppliers in a different currency to the underlying functional currency of the relevant business. The Group’s policy is to review transactional foreign exchange exposures, and place appropriate hedging contracts, quarterly on a rolling basis. To the extent the cash flows associated with a transactional foreign exchange risk are committed, the Group will hedge up to 100% at the time that the cash flow becomes committed. For forecast and variable material cash flows, the Group hedges a proportion of the expected cash flows on a phased basis over a time horizon of up to two years in accordance with the Group’s treasury policy.
The average time horizons for GKN Automotive and GKN Powder Metallurgy reflect the long-term nature of the contracts within these divisions. Typically, in total the Group hedges a minimum of 70% of foreign exchange exposures expected over the following year, and 40% to 60% of exposures between one and two years. This policy reduces, but does not eliminate, the cash risk.
The translation rate risk is the effect on the Group’s results in the year due to the movement in exchange rates used to translate results in foreign currencies into Sterling from one period to the next. No specific exchange instruments are used to protect against the translation risk because until foreign currency is converted to Sterling, this is a non-cash risk to the Group.
Finally, exchange rate risk arises when a business that reports in a currency, other than Sterling, is sold. The proceeds for those businesses may be received in a foreign currency and therefore an exchange rate risk may arise on conversion of the foreign currency proceeds into Sterling. Protection against this risk is considered on a case-by-case basis and, if appropriate, hedged at that time.
As at 31 December 2024, the Group held foreign exchange forward and swap contracts to mitigate expected exchange rate fluctuations on future cash flows from sales to customers and purchases from suppliers. The fair value of all foreign exchange forward and swap contracts across the Group was a net liability at 31 December 2024 of £31 million (2023: net asset of £42 million).
The following table shows the maturity profile of undiscounted contracted gross cash flows of derivative financial liabilities used to manage currency risk:
	Cash inflows	Cash outflows	Total
	£m	£m	£m
Year ended 31 December 2024
Within 1 year
Foreign exchange forward contracts	319	(347)	(28)
Foreign exchange swap contracts	1	(1)	—
In one to two years
Foreign exchange forward contracts	189	(195)	(6)
Year ended 31 December 2023
Within 1 year
Foreign exchange forward contracts	72	(74)	(2)
Foreign exchange swap contracts	9	(9)	—
In one to two years
Foreign exchange forward contracts	54	(54)	—

Hedge of net investment in foreign operations
The interest-bearing loans as at 31 December 2024 (Note 19) include US Dollar borrowings of US$900 million (2023: US$745 million) and Euro borrowings of €410 million (2023: €344 million), which have been designated as hedges of the Group’s net investments in US Dollar and Euro denominated subsidiaries respectively. These borrowings are used to hedge the Group’s exposure to the foreign exchange risk on these investments. Gains or losses on the retranslation of these borrowing are recorded in other comprehensive income to offset any gains or losses on translation of the net investments in the subsidiaries.
There is an economic relationship between the hedged item and the hedging instrument as the net investment creates a translation risk that matches the risks of foreign exchange fluctuation on the borrowings. The Group has established a hedge ratio of 1:1 as the underlying risk of the hedging instrument is identical to the hedged risk component. The Group performs periodic prospective effectiveness assessments to determine hedge effectiveness.
Foreign currency sensitivity analysis
Currency risks are defined by IFRS 7 Financial instruments: Disclosures as the risk that the fair value or future cash flows of a financial asset or liability will fluctuate because of changes in foreign exchange rates.
The following table details the transactional impact of hypothetical changes in foreign exchange rates on financial assets and liabilities at the balance sheet date, illustrating the increase in Group operating profit caused by a 10% strengthening of the US Dollar, Euro and Mexican Peso against Sterling compared to the year-end spot rate. The analysis assumes that all other variables, in particular other foreign currency exchange rates, remain constant. The Group operates in a range of different currencies, and those with a notable impact are shown below:
	Year ended 31 December 2024	Year ended 31 December 2023
	£m	(Unaudited) £m
US Dollar	1	3
Euro	(2)	1
Mexican Peso	4	4
The following table details the impact of hypothetical changes in foreign exchange rates on financial assets and liabilities at the balance sheet date, illustrating the decrease in the Group’s equity caused by a 10% strengthening of the US Dollar and Euro against Sterling. The analysis assumes that all other variables, in particular other foreign currency exchange rates, remain constant.
	31 December 2024	31 December 2023
	£m	(Unaudited) £m
US Dollar	(12)	(12)
Euro	(7)	(11)
In addition, the change in equity due to a 10% strengthening of the US Dollar against Sterling for the translation of net investment hedging instruments would be a decrease of £71 million (2023: decrease of £58 million) and for the Euro, a decrease of £34 million (2023: decrease of £30 million). However, there would be no overall effect on equity because there would be an offset in the currency translation of the foreign operations.
Fair value measurements recognised in the Balance Sheet
Foreign currency forward contracts are measured using quoted forward exchange rates and yield curves derived from quoted interest rates matching the maturities of the contracts.

Interest rate swap contracts are measured using yield curves derived from quoted interest and foreign exchange rates.
Derivative financial assets and liabilities are presented within the Balance Sheet as:
	31 December 2024	31 December 2023
	£m	(Unaudited) £m
Non-current assets	9	8
Current assets	9	45
Current liabilities	(32)	(4)
Non-current liabilities	(14)	(4)
Hedge accounted derivatives
The following table sets out details of the Group’s material cash flow hedging instruments where hedge accounting is applied at the balance sheet date:
	Average fixed rate		Notional principal		Fair value of assets/(liabilities)
Cash flow hedging Instruments	31 December 2024	31 December 2023	31 December 2024	31 December 2023	31 December 2024	31 December 2023
	%	(Unaudited) %	£m	(Unaudited) £m	£m	(Unaudited) £m
Cash flow hedge – Interest rate risk
Pay fixed, receive floating interest rate swaps
USD Interest rate swaps
Within one year	—	—	—	—	—	2
In two to five years	3.48%	3.43%	200	470	3	3
EUR interest rate swaps
In two to five years	—	3.48%	—	174	—	(2)
Total			200	644	3	3
All cash flow hedging instruments are booked in the Balance Sheet as derivative financial assets or derivative financial liabilities.
The fair value of derivative financial instruments is derived from inputs other than quoted prices that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices) and they are therefore categorised within Level 2 of the fair value hierarchy set out in IFRS 13. The Group’s policy is to recognise transfers into and out of the different fair value hierarchy levels at the date the event or change in circumstances that caused the transfer to occur. There have been no transfers between levels in the year.

The following table sets out details of the Group’s material hedging relationships at the balance sheet date where hedge accounting is applied:
	Change in fair value for calculating ineffectiveness		Balance in hedging and translation reserves for continuing hedges		Balance in hedging and translation reserves for discontinued hedges
	31 December 2024	31 December 2023	31 December 2024	31 December 2023	31 December 2024	31 December 2023
	£m	(Unaudited) £m	£m	(Unaudited) £m	£m	(Unaudited) £m
Cash flow hedge – interest rate risk
Hedged items
Floating rate borrowings	(2)	(1)	n/a	n/a	n/a	n/a
Hedging instruments
US Dollar Interest rate swaps	1	4	2	4	—	—
Euro Interest rate swaps	1	(3)	—	(3)	(2)	—
Net investment hedge
Hedged items
Net assets of designated investments	(4)	(20)	(24)	(20)	—	—
Hedging instruments
US Dollar debt	(13)	15	2	15	—	—
Euro debt	17	5	22	5	—	—
A debit balance of £2 million (2023: £nil) is held in the cash flow hedge reserve relating to the discontinued hedges of Euro interest rate swaps which were closed out during the year. This amount will be charged to the income statement over the remainder of the cash flows of the hedged item until 2026.
Impact of hedging on equity
The following table sets out the reconciliation for each component of the hedging reserve and the analysis of associated other comprehensive income.
	Cash flow hedge reserve	Net investment hedge reserve	Total hedging recognised in equity
	£m	£m	£m
At 1 January 2024	1	15	16
Effective portion of changes in fair value arising from:
Fair value gain on interest rate swaps	2	—	2
Foreign currency revaluation of the US Dollar debt	—	(13)	(13)
Foreign currency revaluation of the Euro debt	—	17	17
Cumulative gain on interest rate swaps reclassified to the Income Statement	(3)	—	(3)
Tax impact	—	(1)	(1)
At 31 December 2024	—	18	18
Amounts reclassified to other finance income in the Income Statement of £3 million (2023: £nil) relate to the settlement of US Dollar interest rate swaps where the hedged item was no longer expected to occur as a result of replacing floating rate US Dollar debt with fixed rate USPP.

25.   Issued share capital and reserves
Share capital
Share Capital	31 December 2024	31 December 2023
	£m	(Unaudited) £m
Allotted, called-up and fully paid
1,352,695,566 (2023: 1,393,273,527) ordinary shares of 1p each	14	14
	14	14
On 3 April 2024, the Group commenced a share buy-back programme, under which 40,577,961 of the Company’s shares have been purchased and cancelled as at 31 December 2024 at a total cost of £26 million.
On 13 January 2023, the Company was incorporated with an initial share capital of one ordinary £1 share issued at par. A further 49,999 ordinary £1 shares were issued at par on 19 January 2023 for cash consideration.
On 28 February 2023, the Company subdivided the 50,000 issued £1 ordinary shares into 5,000,000 ordinary shares of £0.01 (one pence) each.
On 28 February 2023, the Company issued 1,388,273,527 ordinary shares of £0.01 each to Melrose Industries PLC (“Melrose”) in consideration for the entire shareholding of GKN Industries Limited and GKN Powder Metallurgy Holdings Limited. This resulted in a total issued share capital of 1,393,273,527 ordinary shares of £0.01 each.
As permitted under sections 611(4) and 615 of the Companies Act 2006, the issue of ordinary shares and the cost of investments in GKN Industries Limited and GKN Powder Metallurgy Holdings Limited was measured at the cost of those investments in the transferor company (Melrose). The value of the consideration for the shares allotted was the amount by which the value of the assets transferred exceeds the value of any liabilities assumed by the Company as part of the consideration for the assets transferred. The value of the GKN Industries Limited and GKN Powder Metallurgy Holdings Limited was £1,084 million and this was initially recognised as share capital of £14 million and share premium of £1,070 million.
On 20 April 2023, Melrose made a distribution to its shareholders of the Company’s shares with one Dowlais share issued for every Melrose share held. On the same day, the Company’s shares were admitted to the premium listing segment of the Official List of the Financial Conduct Authority (FCA) and to trading on the London Stock Exchange’s main market for listed securities.
Share premium
On 1 August 2023, the Company undertook a court-approved capital reduction in accordance with section 645 of the Companies Act 2006, through which the Company’s share premium of £1,070 million was cancelled in full. The Order of the High Court of Justice, Chancery Division, was registered at Companies House and became effective from 3 August 2023. In accordance with IS 2008 No 1915 The Companies (Reduction of Share Capital) Order 2008 this resulted in a credit to the distributable reserves of the Company of £1,070 million.
Own shares
On 31 May 2023, an Employee Benefit Trust (EBT) established for the benefit of certain employees of the Group purchased 5,575,630 shares in the capital of the Company at a cost of £7 million to be held for the purpose of settling awards vesting under the Group’s share incentive schemes.
In the current year, 52,559 shares were issued by the EBT to employees under the Restricted Share Award section of the Performance Share Plan (PSP). No shares were purchased by the EBT in the current year. At the year-end, 5,523,071 (2023: 5,575,630) shares were held by the EBT.

Translation reserve
The translation reserve contains exchange differences on the translation of subsidiaries with a functional currency other than pound Sterling together with exchange differences arising on debt financial instruments which have been designated as hedges of net investment.
Hedging reserve
The hedging reserve contains the effective portion of any gains or losses from revaluation of interest rate swap contracts which have been designated as cash flow hedging instruments.
26.   Cash flow statement
Reconciliation of loss after tax to net cash from operating activities:
	Notes	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
		£m	(Unaudited) £m	(Unaudited) £m
Loss after tax		(168)	(495)	(77)
Finance costs		131	101	272
Finance income		(22)	(29)	(151)
Tax		(47)	(27)	14
Adjustments for:
Depreciation & impairment of property, plant and equipment		275	253	258
Amortisation of computer software and development costs		14	10	19
Amortisation & impairment of intangible assets acquired in business combinations		191	646	198
Profit after tax of equity accounted investments		(61)	(51)	(49)
Gain on disposal of non-current assets		—	(18)	(11)
Loss on disposal of business		8	—	—
Share-based payment expense		1	2	—
Unrealised loss/(gain) on derivatives		73	(21)	(15)
Other non-cash add back		(2)	—	(10)
Movements in provisions		(62)	1	(94)
Defined benefit pension costs charged		10	9	11
Defined benefit pension contributions paid		(44)	(39)	(40)
Change in inventories		66	(36)	(31)
Change in receivables		85	6	(103)
Change in payables		(178)	56	103
Tax paid		(56)	(61)	(72)
Interest paid on loans and borrowings		(88)	(62)	(6)
Interest paid on lease liabilities		(6)	(6)	(6)
Net cash from operating activities		120	239	210

Reconciliation of cash and cash equivalents, net of bank overdrafts
	31 December 2024	31 December 2023	31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Cash and cash equivalents per Balance Sheet	336	313	270
Bank overdrafts(1)	(13)	—	(7)
Cash and cash equivalents, net of bank overdrafts per Statement of Cash Flows	323	313	263

(1)
Bank overdrafts at 31 December 2022 of £7 million were presented within loans with Related Parties.

Reconciliation of liabilities arising from financing activities
As at 31 December 2023, liabilities arising from financing activities, as defined by IAS 7 Statement of Cash Flows, totalled £1,311 million comprising; interest-bearing loans and borrowings of £1,160 million and lease obligations of £151 million.
During the year, cash transactions on financing balances totalled a net cash inflow £103 million. This comprised net drawdowns on external debt facilities of £129 million, a cash outflow of £2 million relating to the costs of raising debt finance and the repayment of finance lease principal of £24 million.
Non-cash transactions included a £6 million reduction in liabilities due to foreign exchange movements, £5 million increase in liabilities due to the amortisation of debt issue costs, £11 million increase in lease liabilities due to new leases and the reassessment of existing lease liabilities, and a £1m reduction in lease liabilities due to the disposal of the Hydrogen business.
As at 31 December 2024, liabilities arising from financing activities, as defined by IAS 7, totalled £1,423 million comprising interest-bearing loans and borrowings of £1,291 million and lease obligations of £132 million.
27.   Commitments
Amounts payable under lease obligations:
Minimum lease payments	31 December 2024	31 December 2023
	£m	(Unaudited) £m
Amounts payable:
Within one year	35	31
After one year but within five years	74	73
Over five years	54	92
Less: future finance charges	(31)	(45)
Present value of lease obligations	132	151
Analysed as:
Amounts due for settlement within one year	29	25
Amount due for settlement after one year	103	126
Present value of lease obligations	132	151
It is the Group’s policy to lease certain of its property, plant and equipment. The average lease term is ten years. Interest rates are fixed at the contract date. All leases are on a fixed repayment basis and no arrangements have been entered into for contingent rental payments.
The Group’s obligations under lease arrangements are secured by the lessors’ rights over the leased assets.

The table below shows the key components in the movement in lease obligations.
	Year ended 31 December 2024	Year ended 31 December 2023
	£m	(Unaudited) £m
At 1 January	151	159
Additions	23	27
Interest charge	6	6
Reassessment of lease obligation	(12)	(1)
Payment of principal	(24)	(25)
Payment of interest	(6)	(6)
Disposal of business	(1)	—
Exchange adjustments	(5)	(9)
At 31 December	132	151
The expense related to short-term leases in the year was £1 million (2023: £1 million, 2022: £2 million).
Capital commitments
At 31 December 2024, the Group had committed expenditure of £26 million (2023: £42 million) relating to the acquisition of new plant and machinery.
28.   Related Parties
Remuneration of key management personnel
The remuneration of the Directors, who are the key management personnel of the Group, is set out below in aggregate for each of the categories specified in IAS 24 Related Party Disclosures:
	Year ended 31 December 2024	Year ended 31 December 2023	Year ended 31 December 2022
	£m	(Unaudited) £m	(Unaudited) £m
Short-term employee benefits	3	19	3
Share-based payments	—	1	—
	3	20	3
Transactions between companies within the Group, which are Related Parties, have been eliminated on consolidation and are not disclosed in this note.
In the ordinary course of business, sales and purchases of goods take place between subsidiaries and equity accounted investment companies priced on an arm’s length basis. Sales by subsidiaries to equity accounted investments in the year totalled £7 million (2023: £9 million). Purchases by subsidiaries from equity accounted investments totalled £12 million (2023: £10 million). At 31 December 2024, there were no amounts receivable from equity accounted investments (2023: £nil) and amounts payable to equity accounted investments totalled £3 million (2023: £2 million).
Transactions and balances between the Group and Melrose Industries PLC, the ultimate parent company prior to demerger on 20 April 2023, and other non-Group entities controlled by Melrose Industries PLC, were classified as Related Party transactions up until the date of demerger. In the prior year Income Statement, an interest expense of £8 million (2022: £22 million), and other charges of £nil (2022: £9 million), was recorded in respect of these Related Party transactions. A further charge of £57 million (2022: £110 million) was recognised in the Statement of Changes in Equity relating to reorganisation in respect of Related Parties. This charge included the initial recognition of a derivative over own equity of £29 million

(2022: £nil), reorganisational steps taken as part of the demerger, as well as other income and charges with entities in the Melrose Industries PLC group prior to the demerger on 20 April 2023.
Dividends of £1,675 million were paid to GKN Enterprise Limited, a member of the Melrose Industries PLC Group on 23 February 2023 (Note 9).
29.   Contingent liabilities
As a result of historical acquisitions, certain contingent legal and warranty liabilities were identified as part of the fair value review of these acquisition balance sheets. Whilst it is difficult to reasonably estimate the timing and ultimate outcome of these claims, the Directors’ best estimate has been included in the Consolidated Balance Sheet where they existed at the time of acquisition and hence were recognised in accordance with IFRS 3 Business combinations. Where a provision has been recognised, information regarding the different categories of such liabilities and the amount and timing of outflows is included within Note 20.
Given the nature of the Group’s business many of the Group’s products have a large installed base, and any recalls or reworks related to such products could be particularly costly. The costs of product recalls or reworks are not always covered by insurance. Recalls or reworks may have a material adverse effect on the Group’s financial condition, results of operations and cash flows.
The Group has contingent liabilities representing guarantees and contract bonds given in the ordinary course of business on behalf of trading subsidiaries. No losses are anticipated to arise on these contingent liabilities. The Group does not have any other significant contingent liabilities.
30.   Post balance sheet events
On 29 January 2025, the Boards of Dowlais and American Axle & Manufacturing Holdings, Inc. (AAM) reached an agreement and recommended the share and cash combination of the Company with AAM. The transaction is expected to close during the fourth quarter of 2025, subject to the approval of Dowlais shareholders and AAM shareholders, as well as customary closing conditions, including regulatory clearances. As a result of the recommended combination, the Group’s share buy-back program has been terminated.

ANNEX I — OFFER ANNOUNCEMENT
NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION
FOR IMMEDIATE RELEASE
29 January 2025
RECOMMENDED CASH AND SHARE COMBINATION
OF
DOWLAIS GROUP PLC (“DOWLAIS”)
WITH
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (“AAM”)
Summary
•
The boards of AAM and Dowlais are pleased to announce that they have reached agreement on the terms of a recommended cash and share offer to be made by AAM for the entire issued and to be issued ordinary share capital of Dowlais (the “Combination”).

•
The Combined Group will be a larger, diversified global manufacturer well-positioned for long-term profitable growth, value-enhancing investments and sustainable capital returns. The boards of AAM and Dowlais believe the Combination will generate significant value for both sets of shareholders. The Combined Group will have the following characteristics:

•
a leading, innovative global driveline and metal forming supplier with significant size and scale;

•
an increasingly propulsion-agnostic portfolio of products across a broader range of automotive segments supporting internal combustion engine, hybrid and electric powertrains;

•
a diversified customer base with expanded and balanced geographic presence;

•
the opportunity to deliver significant cost synergies of $300 million across the Combined Group;

•
high margins, with strong earnings accretion, cash flow and balance sheet; and

•
an experienced and blended management and leadership team, with a proven track record of restructuring, integration and operational excellence.

The Combination
•
Under the terms of the Combination, each Dowlais Shareholder will be entitled to receive:

for each Dowlais Share held: 0.0863 New AAM Shares;
42 pence in cash; and
up to 2.8 pence in the form of a final cash dividend to be paid (subject to the approval of the Dowlais Board) prior to Completion
•
Pursuant to the consideration payable in connection with the Combination, each Dowlais Shareholder will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share (the “FY24 Final Dividend”) (to be paid (subject to the approval of the Dowlais Board) in line with Dowlais’ ordinary course 2024 financial year dividend calendar) without any reduction of the consideration payable under the terms of the Combination.

•
The terms of the Combination represent a total implied value of 85.2 pence per Dowlais Share, based on the Closing Price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on 28 January 2025 (being the close of business on the last Business Day before the date of this Announcement), and including the FY24 Final Dividend.

•
Immediately following Completion, it is expected that the Dowlais Shareholders will own approximately 49 per cent., and AAM Shareholders will own approximately 51 per cent., of the issued and outstanding common stock of the Combined Group, with Dowlais Shareholders benefiting from up-front cash consideration and the opportunity to participate in the anticipated future value accretion of the Combined Group.

•
The Combined Group will have an experienced and blended management and leadership team. David C. Dauch will serve as the Chairman and Chief Executive Officer of the Combined Group. In addition, Roberto Fioroni (Chief Financial Officer, Dowlais), Helen Redfern (Chief People, Sustainability and Communications Officer, Dowlais), Markus Bannert (Chief Executive Officer, GKN Automotive), and Jean-Marc Durbuis (Chief Executive Officer, GKN Powder Metallurgy) will be invited to join existing AAM executives as part of the senior executive management team of the Combined Group, in roles to be confirmed. It is also expected that Simon Mackenzie Smith (Chair, Dowlais) and Fiona MacAulay, who currently serve on the Dowlais Board, will join the Board of AAM following completion of the Combination.

•
The terms of the Combination (including the FY24 Final Dividend) value the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis and represent a premium of approximately:

•
25 per cent. to the Closing Price of 68 pence for each Dowlais Share as at the close of business on 28 January 2025 (being the last Business Day before the date of this Announcement);

•
45 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the three-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement); and

•
46 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the six-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement).

•
The terms represent an implied enterprise value multiple of approximately 4.1 times Dowlais’ adjusted EBITDA for the 12-month period ended 31 December 2023, and 3.0 times when including full run rate cost synergies.

•
A Mix and Match Facility will also be made available to Dowlais Shareholders in order to enable them to elect, subject to off-setting elections, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. However, the total number of New AAM Shares to be issued and the maximum aggregate amount of cash to be paid under the terms of the Combination will not be varied as a result of elections under the Mix and Match Facility.

•
The AAM Board believes the Combination will create significant annual run rate cost synergies of $300 million, expected to be substantially achieved by the end of the third year after Completion.

•
AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share under the terms of the Combination to the extent that the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. From the date of this Announcement until the Effective Date, AAM is not permitted to announce, declare, make or pay any dividend, other distribution or return of capital and, if AAM does not comply with this restriction, Dowlais shall be entitled (at its sole discretion) to declare and pay an equalising dividend to Dowlais Shareholders, without any consequential reduction to the consideration. Further details are set out in paragraph 13 (Dividends).
•
The Combination is expected to be effected by means of a Court-sanctioned scheme of arrangement between Dowlais and Scheme Shareholders under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by way of a Takeover Offer, subject to the terms of the Co-operation Agreement, and obtaining the consent of the Panel.

•
As a result of the announcement of the Combination, the Dowlais Directors have taken the decision to terminate the Buyback Programme previously announced, with immediate effect.

•
AAM and Dowlais have agreed certain arrangements whereby the consideration per Dowlais Share may be increased should certain shares in Dowlais be cancelled for nil consideration prior to the Effective Date as set out in paragraph 21 (Melrose ESOT), without increasing the total consideration payable by AAM pursuant to the Combination.

Background to and reasons for the Combination
•
AAM and Dowlais are leading global tier-one automotive suppliers specialising in driveline and metal forming technologies for internal combustion, electric and hybrid vehicles. The combination of AAM and Dowlais will create a leading global manufacturer with the scale, product portfolio, technology and global diversification required to lead and innovate in a transitioning business environment.

•
The AAM Directors believe that the Combined Group will benefit from a more diversified business model across both customers and geographies as well as the significant synergies arising from the combination of AAM and Dowlais. This model will feature a robust cash-generative financial profile, a strong balance sheet, and a more competitive and margin enhancing position than the standalone businesses, enabling continued innovation, growth, and long-term value creation for shareholders as the industry transitions to alternate propulsion technologies.

•
The Combination will bring together two companies with highly complementary customer bases, geographic footprints, powertrain-agnostic product portfolios, and manufacturing operations. It will benefit from a best-of-best management team and the significant leadership depth present in both organisations.

•
The Combination offers shareholders the opportunity to participate in future value creation unlocked through the delivery of these cost synergies.

Key features of the Combined Group:
•
Leading global driveline and metal-forming supplier with significant size and scale — AAM and Dowlais expect that the Combined Group will benefit from greater scale and diversification, which brings numerous benefits including: financial and operational resilience, enabling the business to adapt to demand fluctuations and macroeconomic events; strengthened relationships with customers and other industry stakeholders; a competitive cost base driven by economies of scale; pooled resources for R&D and investment, including EV transition and new technologies; and increased agility and flexibility in a dynamic, fast-moving industry.

•
Comprehensive powertrain-agnostic product portfolio with leading technology — The Combination will create an industry-leading portfolio of products across a broad range of automotive segments, supporting internal combustion engine (ICE), hybrid and electric powertrains. The metal forming and powder metallurgy product groups will provide both vertical integration capabilities and further diversification beyond the auto industry. The Combined Group will benefit from enhanced scale to fund investments in future innovation in its powertrain-agnostic product portfolio.

•
Diversified customer base with expanded and balanced geographic presence — The Combined Group will be a truly global supplier, serving a wide range of vehicles with a well-diversified and complementary customer base. Additionally, the Combined Group will benefit from a more balanced regional presence. AAM’s position in pickup trucks and SUVs and Dowlais’ position across multiple other vehicle segments globally create an attractive business portfolio. The combined businesses also have strong foundations to serve the large and growing Chinese vehicle market, in particular with emerging domestic Chinese

OEMs that are positioned for global growth. As a result, the Combined Group will be well-positioned to support and profitably participate in the transition to alternate propulsion technologies in all regions.
•
Compelling industrial logic with ~$300 million of synergies — The complementary nature of AAM’s and Dowlais’ businesses will enable the creation of significant, annual run rate cost synergies of approximately $300 million, expected to be substantially achieved by the end of the third year after Completion. The AAM management team has a proven acquisition track record, having successfully integrated and delivered significant cost synergy value through the acquisitions of Metaldyne Performance Group and Tekfor Group. Additionally, the Dowlais management team has demonstrated a proven track record of restructuring resulting in operational improvements.

•
High margins, with strong earnings accretion, cash flow and balance sheet — The Combined Group’s enhanced customer, geographic, and product diversification supports a best-in-class financial profile with clear opportunities for improved profitability. The Combination results in an attractive financial profile within the automotive supplier landscape, with revenue of approximately $12 billion and Adjusted EBITDA margins of approximately 14 per cent. (inclusive of run rate synergies). Based on the terms of the Combination, the Combined Group’s day-one net leverage is expected to be approximately 2.5 times (inclusive of full run rate synergies). AAM’s capital allocation policy will prioritise debt repayment whilst supporting organic growth until net leverage is below 2.5 times, at which point AAM intends to move to a more balanced capital allocation policy.

Quantified cost synergies
The AAM Directors, having reviewed and analysed the potential cost synergies of the Combination, and considering the factors they can influence, are highly confident in the Combined Group’s ability to realise approximately $300 million of annual run rate cost synergies, expected to be substantially achieved by the end of the third year following Completion.
The quantified cost synergies, expected to originate from the cost bases of AAM and Dowlais, are anticipated to be realised primarily from:
•
SG&A — approximately 30 per cent. across the following sources:

•
Eliminating duplicate public company costs and other costs;

•
Optimisation of the combined workforce;

•
Streamlining of engineering, research, and development expenses; and

•
Elimination of duplicate business and technical offices.

•
Purchasing — approximately 50 per cent. across the following sources:

•
Leveraging enhanced economies of scale and spend to reduce supply costs;

•
Utilising vertical integration capabilities to deliver insourcing initiatives; and

•
Achieving global freight and logistical savings through increased scale, utilisation and benefits from third-party logistics suppliers.

•
Operations — approximately 20 per cent. across the following sources:

•
Increasing operating efficiencies through the implementation of a best-of-best operating system; and

•
Optimising the combined global manufacturing footprint.

•
The AAM Directors expect that approximately 60 per cent. of the annual run rate cost synergies will be realised by the end of the second year following Completion, and the full run rate cost savings are expected to be substantially achieved by the end of the third year following Completion.

•
The AAM Directors expect that the one-off costs required to deliver on the synergy plan are approximately equal to one year of full run rate savings.

•
In addition, the AAM Directors expect an increase in operating working capital of approximately $13 million required to deliver identified run rate freight and logistics synergies.

•
The synergy savings stated are net of anticipated dis-synergies (expected to be approximately $22 million).

•
The expected synergies will accrue as a direct result of the Combination and would not be achieved on a standalone basis.

Information on AAM
•
As a leading global tier 1 automotive and mobility supplier, AAM designs, engineers and manufactures driveline and metal forming technologies to support electric, hybrid and internal combustion vehicles. AAM’s mission is to deliver efficient, powerful and innovative solutions for its customers.

•
Headquartered in Detroit, Michigan, AAM has over 75 facilities in 16 countries across North America, Latin America, Europe and Asia. AAM employs approximately 21,000 employees globally. AAM is a Delaware corporation and AAM Shares are publicly traded on the New York Stock Exchange (NYSE:AXL).

•
AAM has established a high-efficiency product portfolio that is designed to improve axle efficiency and fuel economy through innovative product design technologies. Its portfolio includes high-efficiency axles, aluminium axles and all-wheel-drive applications. AAM’s metal forming segment represents the largest automotive forging operation in the world, and provides engine, transmission, driveline and safety-critical components for light, commercial and industrial vehicles. Net sales for 2023 were approximately $6.08 billion.

Information on Dowlais
•
Dowlais is a specialist engineering group focused on the automotive sector. Dowlais develops and delivers precisely engineered solutions that are shaping the future of the automotive industry through its two leading high-technology engineering businesses: GKN Automotive and GKN Powder Metallurgy.

•
GKN Automotive:   a global leader in the development and production of sideshafts, propshafts, AWD systems and advanced differentials and a trusted partner to over 90 per cent. of global automotive OEMs. Its products drive the wheels of around half the world’s light vehicles, and it has been a pioneer in the development of eDrive systems, remaining at the forefront of electric vehicle powertrain technology.

•
GKN Powder Metallurgy:   a global leader in the production of sintered metal products for the automotive and industrial sectors and a leading manufacturer of atomised metal powders. Its world-class engineering expertise and sustainable technology enables the design and production of parts with complex geometries, higher densities and improved physical properties.

•
Dowlais is headquartered in the United Kingdom, and operates across the Americas, Europe and Asia with over 70 manufacturing facilities and seven global innovation centres. Dowlais employs approximately 30,000 employees globally, including its joint ventures. Dowlais Shares are publicly traded on the London Stock Exchange (LSE: DWL).

Irrevocable undertakings
•
AAM has received irrevocable undertakings to vote in favour (or procure a vote in favour) of the Scheme at the Court Meeting and the Resolutions to be proposed at the General Meeting from those Dowlais Directors who hold Dowlais Shares in respect of their own beneficial shareholdings, totalling 3,864,429 Dowlais Shares representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025, being the last Business Day before the date of this Announcement.

•
Further details of these irrevocable undertakings are set out in Appendix 3 to this Announcement.

Background to and reasons for the recommendation
•
Dowlais is a specialist engineering group focused on the automotive sector. Since its listing in April 2023, Dowlais has made strong progress on its strategy to accelerate its transition to a power-agnostic business model and has continued to deliver operational and performance improvements despite a challenging market environment.

•
The Dowlais Directors remain fully confident that Dowlais will continue to execute successfully on its strategic priorities, leaving it better positioned to navigate market volatility and deliver sustainable, profitable growth and cash generation.

•
While the Dowlais Directors did not solicit an offer for Dowlais, the Dowlais Directors remain focused on maximising the full value of Dowlais for the benefit of its shareholders by considering all available options. In assessing the Combination, the Dowlais Directors have focused on both the near-term and long-term value that the Combination is expected to deliver to Dowlais Shareholders as well as the implications for Dowlais’ stakeholders.

•
The Dowlais Directors believe that the Combination represents an attractive opportunity to accelerate the realisation of shareholder value through the establishment of a global, automotive supplier with market-leading capabilities, better-positioned together to navigate both the short-term challenges and long-term market dynamics in the automotive sector.

•
In considering the terms of the Combination and determining whether they reflected an appropriate valuation of Dowlais and its future prospects, the Dowlais Directors have taken into account a number of factors, including the premium and consideration mix, and offering Dowlais Shareholders the opportunity to participate in the anticipated value creation from the substantial synergies expected to be delivered through the Combination and accrue to the shareholders of the Combined Group.

Recommendation
•
The Dowlais Directors, who have been so advised by Barclays and Rothschild & Co as to the financial terms of the Combination, consider the terms of the Combination to be fair and reasonable. In providing their advice to the Dowlais Directors, Barclays and Rothschild & Co have taken into account the commercial assessments of the Dowlais Directors. Barclays and Rothschild & Co are providing independent financial advice to the Dowlais Directors for the purposes of Rule 3 of the Code.

•
Accordingly, the Dowlais Directors intend to recommend unanimously that Scheme Shareholders vote in favour of the Scheme at the Court Meeting and Dowlais Shareholders vote in favour of the Resolutions to be proposed at the General Meeting (or in the event that the Combination is implemented by way of a Takeover Offer, that Dowlais Shareholders accept or procure acceptance of such Takeover Offer) as the Dowlais Directors who hold Dowlais Shares have irrevocably undertaken to do in respect of their entire beneficial holdings of 3,864,429 Dowlais Shares, in aggregate, representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement). Further details of these irrevocable undertakings are set out at Appendix 3 to this Announcement.

•
AAM and Dowlais have agreed certain arrangements whereby the consideration per Dowlais Share will be increased should certain shares in Dowlais be cancelled for nil consideration prior to the Effective Date as set out in paragraph 21 (Melrose ESOT), whilst maintaining the total consideration payable by AAM pursuant to the Combination. For the avoidance of doubt, as described in paragraph 21 (Melrose ESOT), there can be no certainty that certain shares in Dowlais will be cancelled for nil consideration prior to the Effective Date with a resulting increase to the consideration per Dowlais Share under the terms of the Combination as set out in paragraph 21 (Melrose ESOT), and the Dowlais Directors’ intention to recommend as set out above is based solely on the terms of the Combination as at the date of this Announcement, and the financial advice received by the Dowlais Directors has been given on that basis.

•
The AAM Directors have unanimously approved the Combination and intend to recommend that AAM Shareholders vote in favour of the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares and the issuance of the New AAM Shares in connection with the Combination. J.P. Morgan has acted as financial adviser to AAM in relation to the Combination.

Timetable and Conditions
•
The Combination is subject to, among other things: (i) approval of the requisite majority of the Scheme Shareholders at the Court Meeting and the Dowlais Shareholders at the General Meeting; (ii) the sanction of the Scheme by the Court; (iii) the receipt of certain antitrust and other regulatory approvals; (iv) the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting; (v) the issuance of the New AAM Shares in connection with the Combination being duly approved by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the AAM Shareholder Meeting; and (vi) confirmation having been received by AAM that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange. The Combination is also subject to the other terms and Conditions set out in Appendix 1 to this Announcement, and to the full terms and conditions to be set out in the Scheme Document, including the EU Antitrust Condition, the U.S. Antitrust Condition, the China Antitrust Condition, the Brazil Antitrust Condition and the Mexico Antitrust Condition.
•
The Combination will be put to Scheme Shareholders at the Court Meeting and the Dowlais Shareholders at the General Meeting. In order to become Effective, the Scheme must be approved by a majority in number of the Scheme Shareholders at the Court Meeting, present and voting, either in person or by proxy, representing at least 75 per cent. in value of the Scheme Shares voted. In addition, a special resolution implementing the Scheme must be passed by Dowlais Shareholders representing at least 75 per cent. of votes cast at the General Meeting (expected to be held immediately after the Court Meeting). Following the Court Meeting, the Scheme must also be sanctioned by the Court. Finally, a copy of the Court Order must be delivered to the Registrar of Companies, upon which the Scheme will become Effective. The Scheme must become Effective by no later than the Long Stop Date.

•
The Scheme Document will include full details of the Scheme (including the expected timetable for the Combination and how Dowlais Shareholders can hold, access and trade their interests in New AAM Shares), together with notices of the Court Meeting and the General Meeting, the Forms of Proxy, the Forms of Election in relation to the Mix and Match Facility and the expected timetable for the Combination, and will specify the actions to be taken by Dowlais Shareholders. The Scheme Document will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of such documentation in relation to the Combination has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required).

•
Shareholders’ attention is drawn to the section entitled “High-Level U.S. Federal Income Tax Consequences” in this Announcement. The Scheme Document will contain details on the potential application of section 304 of the U.S. Internal Revenue Code (IRC), and the potential resulting U.S. withholding tax at a rate of up to 30 per cent. to the cash consideration received pursuant to the Combination, and will provide information for Dowlais Shareholders on how to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax), as described further below in the section entitled “High-Level U.S. Federal Income Tax Consequences”.

•
The Combination is expected to complete during 2025, subject to the satisfaction (or, where permitted, waiver) of the Conditions set out in Appendix 1 to this Announcement, including the EU Antitrust Condition, the U.S. Antitrust Condition, the China Antitrust Condition, the Brazil Antitrust Condition and the Mexico Antitrust Condition.

•
Commenting on the Combination, David C. Dauch, Chairman and Chief Executive Officer of AAM, said:

“This announcement marks another key milestone in our continued long-term strategic growth plan. We are excited to bring together these two outstanding companies to create a leading driveline and metal-forming supplier serving the global automotive industry as it continues to evolve. The combination will create significant immediate and long-term shareholder value while helping to power a more sustainable future. Together with Dowlais, we will have the powertrain-agnostic product portfolio, global reach, commitment to innovation and financial strength to meet the needs of customers and succeed in a dynamic market environment.”
•
Commenting on the Combination, Simon Mackenzie Smith, Chair of Dowlais, said:

“The Dowlais board is unanimous in its view that the proposed combination with AAM offers a compelling opportunity to unlock value for our shareholders. The strategic rationale for the combination is clear: together, we create a global leader with enhanced financial strength, broader diversification and a market-leading product portfolio that spans traditional and electrified powertrain solutions. Importantly, our shareholders will benefit not only from an immediate premium but also from the significant synergies that this combination will deliver. Whilst the Dowlais board remain confident in our stand-alone strategy, this transaction creates significant shareholder value while ensuring that our outstanding businesses continue to shape the future of mobility.”
•
Commenting on the Combination, Liam Butterworth, Chief Executive Officer of Dowlais, said:

“Today’s announcement marks a significant opportunity to build on the success of Dowlais Group. The combination of the two companies accelerates the execution of our strategy by leveraging our combined scale, resources, capabilities, and outstanding management teams. Our product portfolios and technological expertise are highly complementary, positioning us to better serve our customers and exceed their expectations. This transaction also combines our respective strengths in innovation, technology, and talent, creating a solid foundation for delivering long-term value to our shareholders. Our shared vision is to be a leading supplier of power-agnostic products as the world transitions to electrified mobility while maintaining operational excellence and driving sustainable growth, improved margins, and stronger cash flow generation. Together, we will unlock significant synergies, accelerate innovation, and position the combined group for long-term success in a dynamic industry. I am incredibly proud of what our team has achieved and excited about the opportunities that lie ahead for the combined group.”
This summary should be read in conjunction with, and is subject to, the full text of this Announcement and its Appendices.
The conditions to, and certain further terms of, the Combination are set out in Appendix 1 to this Announcement. The bases and sources for certain financial information contained in this Announcement are set out in Appendix 2. Details of irrevocable undertakings received by AAM are set out in Appendix 3. Appendix 4 contains details and bases of belief of the AAM FY24 Profit Estimate. Appendix 5 contains details and bases of belief of the Dowlais FY24 Profit Estimate. Appendix 6 contains details and bases of belief of the anticipated quantified financial benefits of the Combination together with the related reports from AAM’s reporting accountant, Deloitte, and AAM’s financial adviser, J.P. Morgan Cazenove as required under Rule 28.1(a) of the Code, and provides underlying information and bases for the reporting accountant’s and advisers’ respective reports. Each of Deloitte and J.P. Morgan has given and not withdrawn its consent to the publication of its report in this Announcement in the form and context in which it is included. The defined terms used in this Announcement are set out in Appendix 7.
For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this Announcement is the responsibility of AAM and the AAM Directors.
AAM will hold a conference call for analysts and investors at 8.00 a.m. (ET) on Wednesday, January 29, 2025 with a dial-in facility available on 1-877-883-0383 (toll free) or 1-412-902-6506 (international). The access code is 1760312.
Enquiries
AAM
Christopher M. Son, Vice President, Marketing & Communications	+1 (313) 758-4814
J.P. Morgan (Exclusive financial adviser to AAM)
David Walker / Ian MacAllister	+1 (212) 270 6000
Robert Constant / Jonty Edwards	+44(0) 203 493 8000
FGS Global (PR adviser to AAM)
Jared Levy / Jim Barron	+1 212 687 8080
Charlie Chichester / Rory King	+44 20 7251 3801

Dowlais
Investors
Pier Falcione	+44(0) 7974 974690
Barclays (Financial adviser and corporate broker to Dowlais)
Guy Bomford / Adrian Beidas / Neal West (Corporate Broking)	+44(0) 20 7623 2323
Rothschild & Co (Financial adviser to Dowlais)
Ravi Gupta / Nathalie Ferretti	+44(0) 20 7280 5000
Investec Bank plc (Joint corporate broker to Dowlais)
Carlton Nelson / Christopher Baird	+44(0) 20 7597 5970
Montfort Communications (PR adviser to Dowlais)
Nick Miles / Neil Craven	+44(0) 7739 701 634 +44(0) 7876 475 419
Allen Overy Shearman Sterling LLP is acting as legal adviser to AAM. Slaughter and May is acting as legal adviser to Dowlais. Cravath, Swaine & Moore LLP is acting as U.S. legal adviser to Dowlais.
The person responsible for arranging the release of this Announcement on behalf of Dowlais is John Nicholson, General Counsel & Company Secretary.
Important notices relating to financial advisers
J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority and regulated in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority). J.P. Morgan is acting as financial adviser exclusively for AAM and no one else in connection with the Combination and will not regard any other person as its client in relation to the Combination and will not be responsible to anyone other than AAM for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to the Combination or any other matter or arrangement referred to herein.
Barclays, which is authorised by the Prudential Regulation Authority and regulated in the United Kingdom by the Financial Conduct Authority and the Prudential Regulation Authority, is acting exclusively for Dowlais and no one else in connection with the Combination and will not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Barclays nor for providing advice in relation to the Combination or any other matter referred to in this Announcement.
In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the Exchange Act, Barclays and its affiliates will continue to act as exempt principal trader in Dowlais securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the United States to the extent that such information is made public in the United Kingdom.
Rothschild & Co, which is authorised and regulated in the UK by the Financial Conduct Authority, is acting exclusively as financial adviser to Dowlais and for no-one else in connection with the Combination and shall not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Rothschild & Co, nor for providing advice in connection with the Combination or any matter referred to herein. Neither Rothschild & Co nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Rothschild & Co in connection with this Announcement, any statement contained herein, the Combination or otherwise. No representation or warranty, express or implied, is made by Rothschild & Co as to the contents of this Announcement.
Investec, which is authorised in the United Kingdom by the PRA and regulated in the United Kingdom by the FCA and the PRA, is acting exclusively for Dowlais and no one else in connection with the subject matter of this Announcement and will not regard any other person as its client in relation to the subject matter of this Announcement and will not be responsible to anyone other than Dowlais for providing the protections afforded to the clients of Investec, or for providing advice in connection with the subject matter of this Announcement or any other matters referred to herein. Neither Investec nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Investec in connection with the subject matter of this Announcement, any statement contained herein or otherwise, and no representation, express or implied, is made by Investec or any of its subsidiaries, branches or affiliates, or purported to be made on behalf of Investec or any of its subsidiaries, branches or affiliates, in relation to the contents of this Announcement, including with regard to the accuracy or completeness of the Announcement or the verification of any other statements made or purported to be made by or on behalf of Investec or any of its subsidiaries, branches or affiliates in connection with the matters described in this Announcement.
Further information
This Announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise. In particular, this Announcement is not an offer of securities for sale into the U.S. No offer of securities shall be made in the U.S. absent registration under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Combination will be made solely through the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents), which, together with the accompanying Forms of Proxy and Forms of Election in relation to the Mix and Match Facility, which will contain the full terms and conditions of the Combination, including details of how to vote in respect of the Combination. Any decision in respect of the Combination should be made only on the basis of the information in the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents).
Dowlais will prepare the Scheme Document to be distributed to Dowlais Shareholders. Dowlais and AAM urge Dowlais Shareholders to read the Scheme Document (or any other document by which the Combination is made) in full when it becomes available because it will contain important information relating to the Combination, including details of how to vote in respect of the Scheme.
The statements contained in this Announcement are made as at the date of this Announcement, unless some other time is specified in relation to them, and publication of this Announcement shall not give rise to any implication that there has been no change in the facts set forth in this Announcement since such date.
This Announcement does not constitute a prospectus or a prospectus equivalent document.
This Announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside England.
The Combination will be subject to the applicable requirements of English law, the Code, the Panel, the London Stock Exchange and the FCA.
Neither the SEC nor any U.S. state securities commission has approved, disproved or passed judgment upon the fairness or the merits of the Combination or determined if this Announcement is adequate, accurate or complete. Any representation to the contrary is a criminal offence in the U.S.
Overseas Shareholders
The release, publication or distribution of this Announcement in jurisdictions other than the UK, and the availability of the Combination to Dowlais Shareholders who are not resident in the UK, may be restricted by law and therefore any persons who are not resident in the UK or who are subject to the laws of any jurisdiction other than the UK (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the UK or who are subject to the laws of another jurisdiction to participate in the Combination or to vote their Dowlais Shares in respect of the Scheme at the Court Meeting, or to execute and deliver Forms of Proxy appointing another to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located or to which they are subject. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Combination disclaim any responsibility or liability for the violation of such restrictions by any person.
Unless otherwise determined by AAM or required by the Code, and permitted by applicable law and regulation, the Combination shall not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Combination by any such use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction.
Accordingly, copies of this Announcement and any formal documentation relating to the Combination are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Combination.
Further details in relation to Dowlais Shareholders in overseas jurisdictions will be contained in the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents).
Additional information for U.S. investors in Dowlais
The Combination relates to an offer for the shares of an English company and is proposed to be implemented by means of a scheme of arrangement provided for under English company law. The Combination, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the related proxy solicitation rules under the U.S. Exchange Act. Accordingly, the Combination is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company in the UK listed on the London Stock Exchange, which differ from the disclosure requirements of the U.S. tender offer and related proxy solicitation rules. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer and determines to extend the Takeover Offer into the U.S., such Takeover Offer will be made in compliance with applicable U.S. laws and regulations.
The New AAM Shares to be issued pursuant to the Combination have not been and will not be registered under the U.S. Securities Act, and may not be offered or sold by AAM in the U.S. absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New AAM Shares to be issued pursuant to the Combination will be issued pursuant to the exemption from registration set forth in Section 3(a)(10) of the U.S. Securities Act. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New AAM Shares. In this event, Dowlais Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to all such documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to AAM’s contact for enquiries identified above.
This Announcement contains, and the Scheme Document will contain certain unaudited financial information relating to Dowlais that has been prepared in accordance with UK-endorsed International Financial Reporting Standards (“IFRS”) and thus may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with U.S. generally accepted accounting principles. U.S. generally accepted accounting principles differ in certain significant respects from IFRS.

Dowlais is incorporated under the laws of a non-U.S. jurisdiction, some or all of Dowlais’ officers and directors reside outside the U.S., and some or all of Dowlais’ assets are or may be located in jurisdictions outside the U.S. Therefore, U.S. Dowlais Shareholders (defined as Dowlais Shareholders who are U.S. persons as defined in the U.S. Internal Revenue Code or “IRC”) may have difficulty effecting service of process within the U.S. upon those persons or recovering against Dowlais or its officers or directors on judgments of U.S. courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment. It may not be possible to sue Dowlais or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.
In accordance with normal United Kingdom practice, AAM or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, shares or other securities of Dowlais outside of the U.S., other than pursuant to the Combination, until the date on which the Combination and/or Scheme becomes effective, lapses or is otherwise withdrawn. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any such purchases by AAM will not be made at prices higher than the price of the Combination provided in this Announcement unless the price of the Combination is increased accordingly. Any information about such purchases or arrangements to purchase shall be disclosed as required in the UK, shall be reported to a Regulatory Information Service and shall be available on the London Stock Exchange website at www.londonstockexchange.com.
High-Level U.S. Federal Income Tax Consequences
The receipt of New AAM Shares and cash by Dowlais Shareholders as consideration for the transfer of Dowlais Shares pursuant to the Combination may be a taxable transaction for U.S. federal income tax purposes and under applicable U.S. state and local, as well as foreign and other, tax laws. Such consequences, if any, are not generally described herein.
For certain Dowlais Shareholders, Section 304 of the IRC may apply to the Combination if the Dowlais Shareholders, in the aggregate, own stock of AAM possessing 50 per cent. or more of the total combined voting power or 50 per cent. or more of the total combined value of all classes of stock of AAM immediately following Completion, taking into account certain constructive ownership rules under the IRC and, in the case of a Dowlais Shareholder who also owns AAM common stock, taking into account any New AAM Shares received by such Dowlais Shareholder as a result of the Combination. If Section 304 of the IRC were to apply to the Combination, the cash consideration received pursuant to the Combination may be subject to U.S. federal income tax as a deemed dividend (“U.S. Deemed Dividend Tax”). A Dowlais Shareholder should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder receives cash under the Combination and also owns AAM Shares. Further, even if a Dowlais Shareholder also owns AAM Shares, it should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder owns (i) an equivalent or greater percentage of AAM Shares than Dowlais Shares at Completion, and (ii) its indirect ownership interest in Dowlais is not therefore reduced as a result of the Combination, taking into account certain constructive ownership rules and the AAM Shares received as consideration in the Combination.
For U.S. Dowlais Shareholders, dividends are generally taxable as ordinary income, subject to any reduced tax rates or deductions provided under the IRC. U.S. Dowlais Shareholders who do not actually or constructively own any AAM Shares immediately prior to the Combination will recognise a capital gain or loss equal to the difference between the amount of cash received and such U.S. holder’s tax basis in the portion of its Dowlais Shares that is exchanged for such cash.
For Non-U.S. Dowlais Shareholders, U.S. Deemed Dividend Tax will be collected via a withholding tax at a 30 per cent. rate (or such lower rate as may be specified by an applicable income tax treaty) from the cash consideration received pursuant to the Combination. To establish whether such withholding is required from the cash consideration paid to each Non-U.S. Dowlais Shareholder, each Non-U.S. Dowlais Shareholder must, if necessary, complete a certificate, in the form to be provided in circumstances where it is necessary, certifying whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax. The certification process is not standardised, and depends upon information properly flowing through the brokerage network. To the extent relevant, you should consult your retail broker as to the procedures they employ; it is possible that some brokers may be unfamiliar with this process.

Failure by a Non-U.S. Dowlais Shareholder to complete and return such certificate may result in withholding tax at a rate of 30 per cent. (or such lower rate as may be specified by an applicable income tax treaty) on the full amount of the cash payable to such Non-U.S. Dowlais Shareholder.
If excess amounts are withheld from the cash consideration payable to a Non-U.S. Dowlais Shareholder, the Non-U.S. Dowlais Shareholder may obtain a refund of any such excess amounts by timely filing an appropriate claim with the IRS.
Dowlais Shareholders that may be concerned about the application of Section 304 of the IRC and the potential treatment of the cash consideration as a deemed dividend for U.S. federal income tax purposes should take this into account when determining whether to make an election under the Mix and Match Facility to receive different proportions of cash and New AAM Shares in respect of their holdings in Dowlais Shares, which would impact the amount of Dowlais Shares attributed to them after the Combination.
The receipt of consideration in exchange for Dowlais Shares pursuant to the Combination may also be subject, under certain circumstances, to FATCA or other backup withholding with respect to a Dowlais Shareholder that does not satisfy certain rules with respect to its identity under U.S. or other tax laws applicable to such Dowlais Shareholder.
Each Dowlais Shareholder is urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Combination, including in light of the potential application of Section 304 of the IRC to the Combination.
Forward-looking statements
This Announcement (including information incorporated by reference in this Announcement), oral statements made regarding the Combination, and other information published by AAM and Dowlais contain statements which are, or may be deemed to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on assumptions, expectations, valuations, targets, estimates, forecasts and projections of AAM and Dowlais about future events, and are therefore subject to risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements contained in this Announcement include statements relating to the expected effects of the Combination on the AAM Group, the Dowlais Group and the Combined Group, such as the statements about the expected profitable growth, value-enhancing investments, sustainable capital returns and other characteristics of the Combined Group, the expected timing and scope of the Combination and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “budgets”, “targets”, “aims”, “scheduled”, “estimates”, “forecast”, “intends”, “anticipates”, “seeks”, “prospects”, “potential”, “possible”, “assume” or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. AAM and Dowlais give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risks (known and unknown) and uncertainties (and other factors that are in many cases beyond the control of AAM and/or Dowlais) because they relate to events and depend on circumstances that may or may not occur in the future.
There are a number of factors that could affect the future operations of the AAM Group, the Dowlais Group and/or the Combined Group and that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include the satisfaction (or, where permitted, waiver) of the Conditions, as well as additional factors, such as: domestic and global business and economic conditions; the impact of pandemics, asset prices; market-related risks such as fluctuations in interest rates and exchange rates, industry trends, competition, changes in government and regulation, changes in the policies and actions of governments and/or regulatory authorities (including changes related to capital and tax), changes in political and economic stability (including exposures to terrorist activities, the UK’s exit from the European Union, Eurozone instability, disruption in business operations due to reorganisation activities, interest rate, inflation, deflation and currency fluctuations), the timing impact and other uncertainties of future or planned acquisitions or disposals or offers, the inability of the Combined Group to realise successfully any anticipated synergy benefits when the Combination is implemented (including changes to the board and/or employee composition of the Combined Group), the inability of the AAM Group to integrate successfully the Dowlais Group’s operations and programmes when the Combination is implemented, the Combined Group incurring and/or experiencing unanticipated costs and/or delays (including IT system failures, cyber-crime, fraud and pension scheme liabilities), or difficulties relating to the Combination when the Combination is implemented. Other unknown or unpredictable factors could affect future operations and/or cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. It is not possible to foresee or identify all such factors.
Each forward-looking statement speaks only as of the date of this Announcement. Neither the AAM Group nor the Dowlais Group, nor any of their respective associates or directors, officers or advisers, provides any representation, warranty, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Announcement will actually occur. Forward-looking statements involve inherent risks and uncertainties. All forward-looking statements contained in this Announcement are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Readers are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations (including, without limitation, under the Code, the UK Market Abuse Regulation, the DTRs and applicable U.S. securities laws), neither the AAM Group nor the Dowlais Group is under or undertakes any obligation, and each of the foregoing expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
For a discussion of important risk factors that could cause AAM’s actual results to differ materially from the expectations in the forward-looking statements, see Part I, Item 1A. under the heading “Risk Factors” in its Form 10-K for the fiscal year ended December 31, 2023 and Part II, Item 1A under the heading “Risk Factors” in quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024 filed with the SEC which also contain additional information regarding forward-looking statements with respect to AAM.
Solicitation
This Announcement may be deemed to be solicitation material in respect of the Combination, including the issuance of the New AAM Shares in respect of the Combination. In connection with the foregoing proposed issuance of the New AAM Shares, AAM expects to file the AAM Proxy Statement. To the extent the Combination is effected as a scheme of arrangement under English law, the issuance of the New AAM Shares in connection with the Combination would not be expected to require registration under the U.S. Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the U.S. Securities Act. In the event that AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the New AAM Shares that would be issued in the Combination. Investors and shareholders are urged to read the AAM Proxy Statement, the Scheme Document, and other relevant documents filed or to be filed with the SEC or incorporated by reference in the AAM Proxy Statement (if any) carefully when they become available because they will contain important information about AAM, the Combination and related matters. Investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at www.aam.com/investors.
Participants in the Solicitation
AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM’s Shareholders in respect of the Combination, including the proposed issuance of New AAM Shares. Information regarding AAM’s directors and executive officers is contained in the Annual Report on Form 10-K for the fiscal year ended 31 December 2023 of AAM, which was filed with the SEC on 16 February 2024, the definitive proxy statement on Schedule 14A for the 2024 annual meeting of stockholders of AAM, which was filed with the SEC on 21 March 2024 and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the

AAM Proxy Statement relating to the Combination when it is filed with the SEC. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the AAM Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and AAM’s website at www.aam.com/investors.
No profit forecasts or estimates
The AAM FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The AAM FY24 Profit Estimate, and the assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the AAM Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 4 of this Announcement.
The Dowlais FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The Dowlais FY24 Profit Estimate, and the assumptions and basis of preparation on which the Dowlais FY24 Profit Estimate is based and the Dowlais Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 5 of this Announcement.
Other than the AAM FY24 Profit Estimate and the Dowlais FY24 Profit Estimate, nothing in this Announcement (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or to be interpreted to mean that earnings or earnings per share for AAM or Dowlais for the current or future financial years, will necessarily match or exceed the historical published earnings or earnings per share for AAM or Dowlais, as appropriate.
Quantified Financial Benefits Statement
Statements of estimated costs savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the costs savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this Announcement generally, should be construed as a profit forecast or interpreted to mean that the Combined Group’s earnings in the first full year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this Announcement is the responsibility of AAM and the AAM Directors.
Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the Announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time)on the tenth business day (as defined in the Code) following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the tenth business day (as defined in the Code) following the Announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day (as defined in the Code) following the date of the relevant dealing.
If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.
Electronic Communications
Please be aware that addresses, electronic addresses and certain information provided by Dowlais Shareholders, persons with information rights and other relevant persons for the receipt of communications from Dowlais may be provided to AAM during the Offer Period as required under section 4 of Appendix 4 to the Code to comply with Rule 2.11(c) of the Code.
Publication on a website and availability of hard copies
This Announcement and the documents required to be published pursuant to Rule 26 of the Code will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on AAM’s website at www.aam.com/investors/offer-for-Dowlais-Group-plc and on Dowlais’ website at www.dowlais.com promptly and in any event by no later than 12 noon (London time) on the business day (as defined in the Code) following the date of this Announcement. Neither the content of the websites referred to in this Announcement nor the content of any website accessible from hyperlinks in this Announcement is incorporated into, or forms part of, this Announcement.
Dowlais Shareholders and persons with information rights may, subject to applicable securities laws, request a hard copy of this Announcement (and any information incorporated into it by reference to another source), free of charge, by contacting Dowlais’ registrars, Equiniti, by: (i) submitting a request in writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, United Kingdom; or (ii) contacting Equiniti between 8.30 a.m. and 5.30 p.m. (London time), Monday to Friday (excluding English and Welsh public holidays), on +44 (0) 371 384 2030 (please use the country code when calling from outside the UK). A person so entitled may, subject to applicable securities laws, also request that all future documents, announcements and information to be sent in relation to the Combination should be in hard copy form.
Rounding
Certain figures included in this Announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.
Rule 2.9 disclosure
In accordance with Rule 2.9 of the Code, AAM confirms that as at the date of this Announcement, it has in issue and admitted to trading on the on the New York Stock Exchange (NYSE:AXL) 117,581,028 shares of common stock of $0.01 each (excluding common stock held in treasury). The International Securities Identification Number (ISIN) of the common stock is US0240611030.
In accordance with Rule 2.9 of the Code, Dowlais confirms that as at the date of this Announcement, it has in issue and admitted to trading on the Main Market of the London Stock Exchange 1,344,524,115 ordinary shares of 1 pence each (excluding ordinary shares held in treasury). The International Securities Identification Number (ISIN) of the ordinary shares is GB00BMWRZ071.
General
If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under FSMA if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION
FOR IMMEDIATE RELEASE
29 January 2025
RECOMMENDED CASH AND SHARE COMBINATION
OF
DOWLAIS GROUP PLC (“DOWLAIS”)
WITH
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (“AAM”)
1.
Introduction

The boards of AAM and Dowlais are pleased to announce that they have reached agreement on the terms of a recommended cash and share offer to be made by AAM for the entire issued and to be issued ordinary share capital of Dowlais (the “Combination”). It is intended that the Combination will be implemented by way of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act.
2.
The Combination

Under the terms of the Combination, which will be subject to the conditions set out below and in Appendix 1 to this Announcement and to the full terms and conditions which will be set out in the Scheme Document, each Dowlais Shareholder will be entitled to receive:
for each Dowlais Share held: 0.0863 New AAM Shares;
42 pence in cash; and
up to 2.8 pence in the form of a final cash dividend to be paid (subject to the approval of the Dowlais Board) prior to Completion
Pursuant to the consideration payable in connection with the Combination, each Dowlais Shareholder will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share (the “FY24 Final Dividend”) to be paid (subject to the approval of the Dowlais Board) in line with Dowlais’ ordinary course 2024 financial year dividend calendar without any reduction of the consideration payable under the terms of the Combination.
AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share under the terms of the Combination to the extent that the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. From the date of this Announcement until the Effective Date, AAM is not permitted to announce, declare, make or pay any dividend, other distribution or return of capital and, if AAM does not comply with this restriction, Dowlais shall be entitled (at its sole discretion) to declare and pay an equalising dividend to Dowlais Shareholders, without any consequential reduction to the consideration. Further details are set out in paragraph 13 (Dividends).
The terms of the Combination represent a total implied value of 85.2 pence per Dowlais Share, based on the Closing Price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on 28 January 2025 (being the close of business on the last Business Day before the date of this Announcement), the terms of the Combination (including the FY24 Final Dividend).
Immediately following Completion, it is expected that the Dowlais Shareholders will own approximately 49 per cent., and AAM Shareholders will own approximately 51 per cent., of the issued and outstanding capital stock of the Combined Group, with Dowlais Shareholders benefiting from up-front cash consideration and the opportunity to participate in the anticipated future value accretion of the Combined Group.
David C. Dauch will serve as the Chairman and Chief Executive Officer of the Combined Group. In addition, Roberto Fioroni (Chief Financial Officer, Dowlais), Helen Redfern (Chief People, Sustainability and Communications Officer, Dowlais), Markus Bannert (Chief Executive Officer, GKN Automotive), and Jean-Marc Durbuis (Chief Executive Officer, GKN Powder Metallurgy), will be invited to join existing AAM executives as part of the senior executive management team of the Combined Group. It is also expected that Simon Mackenzie Smith (Chair, Dowlais) and Fiona MacAulay, who currently serve on the Dowlais Board, will join the Board of AAM following completion of the Combination.
The terms of the Combination (including the FY24 Final Dividend) value the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis and represent a premium of approximately:
•
25 per cent. to the Closing Price of 68 pence for each Dowlais Share as at the close of business on 28 January 2025 (being the last Business Day before the date of this Announcement);

•
45 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the three-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement); and

•
46 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the six-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement).

The terms represent an implied enterprise value multiple of approximately 4.1 times Dowlais’ adjusted EBITDA for the 12-month period ended 31 December 2023, and 3.0 times when including full run rate cost synergies.
A Mix and Match Facility will also be made available to Dowlais Shareholders in order to enable them to elect, subject to off-setting elections, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. However, the total number of New AAM Shares to be issued and the maximum aggregate amount of cash to be paid under the terms of the Combination will not be varied as a result of elections under the Mix and Match Facility. Further details in respect of the Mix and Match Facility are set out in paragraph 5 (Mix and Match Facility) of this Announcement.
The Combination is expected to be effected by means of a Court-sanctioned scheme of arrangement between Dowlais and Scheme Shareholders under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by way of a Takeover Offer.
It is expected that the Scheme Document, containing further information about the Combination (including the expected timetable for the Combination and how Dowlais Shareholders can hold, access and trade their interests in New AAM Shares), together with notices of the Court Meeting and General Meeting, the Forms of Proxy and the Forms of Election in relation to the Mix and Match Facility will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of such documentation in relation to the Combination has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required).
Shareholders’ attention is drawn to the section entitled “High-Level U.S. Federal Income Tax Consequences” in this Announcement. The Scheme Document will contain details on the potential application of section 304 of the U.S. Internal Revenue Code (IRC), and the potential resulting U.S. withholding tax at a rate of up to 30 per cent. to the cash consideration received pursuant to the Combination, and will provide information for Dowlais Shareholders on how to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax), as described further below in the section entitled “High-Level U.S. Federal Income Tax Consequences”.
Subject to the satisfaction or, where permitted, waiver of all relevant conditions, including the Conditions, and certain further terms set out in Appendix 1 to this Announcement and to be set out in the Scheme Document, and subject to the approval and availability of the Court, it is expected that the Scheme will become Effective in 2025.
The Combination will be subject to the Conditions and certain further terms set out in Appendix 1 to this Announcement, including, among other things: (i) the approval of Scheme Shareholders at the Court Meeting and the passing of the Resolutions relating to the Scheme by Dowlais Shareholders at the General Meeting; (ii) the sanction of the Scheme by the Court; (iii) the receipt of certain antitrust and other regulatory approvals; (iv) the Scheme becoming Effective no later than the Long Stop Date; (v) the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares and the issuance of the New AAM Shares in connection with the Combination being duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting; and (vi) confirmation having been received by AAM that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange. In order to become Effective, the Scheme must be approved by a majority in number representing not less than 75 per cent. in value of the Scheme Shareholders (or the relevant class or classes thereof, if applicable) in each case present, entitled to vote and voting, either in person or by proxy, at the Court Meeting and at any separate class meeting which may be required by the Court or at any adjournment of such meeting.
Dowlais Shares will be acquired by AAM fully paid and free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the date of this Announcement or thereafter attaching thereto, including (without limitation) the right to receive and retain, in full, all dividends and other distributions (if any) declared, made or paid or any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) made on or after the date of this Announcement in respect of Dowlais Shares, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme.
As a result of the Combination, the Dowlais Directors have taken the decision to terminate the Buyback Programme previously announced.
AAM and Dowlais have agreed certain arrangements whereby the consideration per Dowlais Share may be increased should certain shares in Dowlais be cancelled for nil consideration prior to the Effective Date as set out in paragraph 21 (Melrose ESOT), without increasing the total consideration payable by AAM pursuant to the Combination.
3.
Background to and reasons for the Combination

AAM and Dowlais are leading global tier-one automotive suppliers specialising in driveline and metal forming technologies for internal combustion, electric and hybrid vehicles. The combination of AAM and Dowlais will create a leading global manufacturer with the scale, product portfolio, technology and global diversification required to lead and innovate in a transitioning business environment.
The AAM Directors believe that the Combined Group will benefit from a more diversified business model across both customers and geographies as well as the significant synergies arising from the combination of AAM and Dowlais. This model will feature a robust cash-generative financial profile, a strong balance sheet, and a more competitive and margin enhancing position than the standalone businesses, enabling continued innovation, growth, and long-term value creation for shareholders as the industry transitions to alternate propulsion technologies.
The Combination will bring together two companies with highly complementary customer bases, geographic footprints, powertrain-agnostic product portfolios, and manufacturing operations. It will benefit from a best-of-best management team and the significant leadership depth present in both organisations.
The Combination offers shareholders the opportunity to participate in future value creation unlocked through the delivery of these cost synergies.
Key features of the Combined Group:
•
Leading global driveline and metal-forming supplier with significant size and scale — AAM and Dowlais expect that the Combined Group will benefit from greater scale and diversification, which brings numerous benefits including: financial and operational resilience, enabling the business to adapt to demand fluctuations and macroeconomic events; strengthened relationships with customers and other industry stakeholders; a competitive cost base driven by economies of scale; pooled resources for R&D and investment, including EV transition and new technologies; and increased agility and flexibility in a dynamic, fast-moving industry.

•
Comprehensive powertrain-agnostic product portfolio with leading technology — The Combination will create an industry-leading portfolio of products across a broad range of automotive segments, supporting internal combustion engine (ICE), hybrid and electric powertrains. The metal forming and powder metallurgy product groups will provide both vertical integration capabilities and further diversification beyond the auto industry. The Combined Group will benefit from enhanced scale to fund investments in future innovation in its powertrain-agnostic product portfolio.

•
Diversified customer base with expanded and balanced geographic presence — The Combined Group will be a truly global supplier, serving a wide range of vehicles with a well-diversified and complementary customer base. Additionally, the Combined Group will benefit from a more balanced regional presence. AAM’s position in pickup trucks and SUVs and Dowlais’ position across multiple other vehicle segments globally create an attractive business portfolio. The combined businesses also have strong foundations to serve the large and growing Chinese vehicle market, in particular with emerging domestic Chinese OEMs that are positioned for global growth. As a result, the Combined Group will be well-positioned to support and profitably participate in the transition to alternate propulsion technologies in all regions.

•
Compelling industrial logic with ~$300 million of synergies — The complementary nature of AAM’s and Dowlais’ businesses will enable the creation of significant, annual run rate cost synergies of approximately $300 million, expected to be substantially achieved by the end of the third year after Completion. The AAM management team has a proven acquisition track record, having successfully integrated and delivered significant cost synergy value through the acquisitions of Metaldyne Performance Group and Tekfor Group. Additionally, the Dowlais management team has demonstrated a proven track record of restructuring resulting in operational improvements.

•
High margins, with strong earnings accretion, cash flow and balance sheet — The Combined Group’s enhanced customer, geographic, and product diversification supports a best-in-class financial profile with clear opportunities for improved profitability. The Combination results in an attractive financial profile within the automotive supplier landscape, with revenue of approximately $12 billion and Adjusted EBITDA margins of approximately 14 per cent. (inclusive of run rate synergies). Based on the terms of the Combination, the Combined Group’s day-one net leverage is expected to be approximately 2.5 times (inclusive of full run rate synergies). AAM’s capital allocation policy will prioritise debt repayment whilst supporting organic growth until net leverage is below 2.5 times, at which point AAM intends to move to a more balanced capital allocation policy.

4.
Financial benefits of the Combination

Quantified cost synergies
The AAM Directors, having reviewed and analysed the potential cost synergies of the Combination, and considering the factors they can influence, are highly confident in the Combined Group’s ability to realise approximately $300 million of annual run rate cost synergies, expected to be substantially achieved by the end of the third year following Completion.
The quantified cost synergies, expected to originate from the cost bases of AAM and Dowlais, are anticipated to be realised primarily from:
•
SG&A — approximately 30 per cent. across the following sources:

•
Eliminating duplicate public company costs and other costs;

•
Optimisation of the combined workforce;

•
Streamlining of engineering, research, and development expenses; and

•
Elimination of duplicate business and technical offices.

•
Purchasing — approximately 50 per cent. across the following sources:

•
Leveraging enhanced economies of scale and spend to reduce supply costs;

•
Utilising vertical integration capabilities to deliver insourcing initiatives; and

•
Achieving global freight and logistical savings through increased scale, utilisation and benefits from third-party logistics suppliers.

•
Operations — approximately 20 per cent. across the following sources:

•
Increasing operating efficiencies through the implementation of a best-of-best operating system; and

•
Optimising the combined global manufacturing footprint.

The AAM Directors expect that approximately 60 per cent. of the annual run rate cost synergies will be realised by the end of the second year following Completion, and the full run rate cost savings are expected to be substantially achieved by the end of the third year following Completion.
The AAM Directors expect that the one-off costs required to deliver on the synergy plan are approximately equal to one year of full run rate savings.
In addition, the AAM Directors expect an increase in operating working capital of approximately $13 million required to deliver identified run rate freight and logistics synergies.
The synergy savings stated are net of anticipated dis-synergies (expected to be approximately $22 million).
The expected synergies will accrue as a direct result of the Combination and would not be achieved on a standalone basis.
These statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to herein may not be achieved, may be achieved later or sooner than estimated, or those actually achieved could be materially different from those estimated. For the purposes of Rule 28 of the Code, the statements of estimated cost savings and synergies contained in this Announcement are solely the responsibility of AAM and the AAM Directors. Any statement of intention, belief or expectation for the Combined Group following the Effective Date is also an intention, belief or expectation of the AAM Directors and not of the Dowlais Directors.
These statements are not intended as a profit forecast or profit estimate for any period and should not be interpreted as such. No part of these statements, or this Announcement generally, should be construed or interpreted to mean that the Combined Group’s earnings in the first year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM and/or Dowlais for the relevant preceding financial period or any other period.
Appendix 6 to this Announcement includes a copy of these statements of anticipated cost savings and synergies arising out of the Combination and provides underlying information and bases of belief and calculation.

Appendix 6 to this Announcement also includes reports from AAM’s reporting accountant, Deloitte, and its financial adviser, J.P. Morgan Cazenove, in connection with the anticipated Quantified Financial Benefits Statement, as required pursuant to Rule 28.1(a) of the Code, and provides underlying information and bases for the reporting accountant’s and financial adviser’s respective reports. J.P. Morgan Cazenove, as financial adviser to AAM, has provided such a report for the purposes of the Code stating that, in their opinion and subject to the terms of the report, the Quantified Financial Benefits Statement, for which the AAM Directors are responsible, has been prepared with due care and consideration. Each of Deloitte and J.P. Morgan Cazenove has given and not withdrawn its consent to the publication of its report in this Announcement in the form and context in which it is included.
5.
Mix and Match Facility

Dowlais Shareholders may elect, subject to availability, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. However, the total number of New AAM Shares to be issued and the maximum aggregate amount of cash to be paid under the terms of the Combination will not be varied as a result of elections under the Mix and Match Facility. Accordingly, satisfaction of elections made by Dowlais Shareholders under the Mix and Match Facility will depend on the extent to which other Dowlais Shareholders make offsetting elections.
To the extent that elections cannot be satisfied in full, they will be scaled down on a pro rata basis. As a result, those Dowlais Shareholders who make an election under the Mix and Match Facility will not necessarily know the exact number of New AAM Shares or the amount of cash they will receive until settlement of the consideration due to them under the terms of the Combination. The Mix and Match Facility is conditional upon the Combination becoming Effective.
Elections under the Mix and Match Facility will not affect the entitlements of those Dowlais Shareholders who do not make such elections.
Further details in relation to the Mix and Match Facility will be contained in the Scheme Document.
6.
Recommendation

The Dowlais Directors, who have been so advised by Barclays and Rothschild & Co as to the financial terms of the Combination, consider the terms of the Combination to be fair and reasonable. In providing their financial advice to the Dowlais Directors, Barclays and Rothschild & Co have taken into account the commercial assessments of the Dowlais Directors. Barclays and Rothschild & Co are providing independent financial advice to the Dowlais Directors for the purposes of Rule 3 of the Code.
Accordingly, the Dowlais Directors intend to recommend unanimously that Scheme Shareholders vote in favour of the Scheme at the Court Meeting and Dowlais Shareholders vote in favour of the Resolutions to be proposed at the General Meeting (or in the event that the Combination is implemented by way of a Takeover Offer, that Dowlais Shareholders accept or procure acceptance of such Takeover Offer) (the “Intention to Recommend”) as the Dowlais Directors who hold Dowlais Shares have irrevocably undertaken to do in respect of their entire beneficial holdings of 3,864,429 Dowlais Shares, in aggregate, representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement). Further details of these irrevocable undertakings are set out at Appendix 3 to this Announcement.
For the avoidance of doubt, as described in paragraph 21 (Melrose ESOT), there can be no certainty that certain shares in Dowlais will be cancelled for nil consideration prior to the Effective Date with a resulting increase to the consideration per Dowlais Share under the terms of the Combination as set out in paragraph 21 (Melrose ESOT), and the Intention to Recommend as set out above is based solely on the terms of the Combination as at the date of this Announcement, and the financial advice received by the Dowlais Directors has been given on that basis.
The AAM Directors have unanimously approved the Combination and intend to recommend that AAM Shareholders vote in favour of the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares and the issuance of the New AAM Shares in connection with the Combination. J.P. Morgan has acted as financial adviser to AAM in relation to the Combination.

7.
Background to and reasons for the recommendation

Dowlais is a specialist engineering group focused on the automotive sector. Since its listing in April 2023, Dowlais has made strong progress on its strategy to accelerate its transition to a power-agnostic business model and has continued to deliver operational and performance improvements despite a challenging market environment.
The Dowlais Directors remain fully confident that Dowlais will continue to execute successfully on its strategic priorities, leaving it better positioned to navigate market volatility and deliver sustainable, profitable growth and cash generation.
While the Dowlais Directors did not solicit an offer for Dowlais, the Dowlais Directors remain focused on maximising the full value of the Dowlais for the benefit of its shareholders by considering all available options. In contemplating the merits of the Combination for shareholders, the Dowlais Board, has considered carefully a number of factors including:
•
a compelling strategic rationale, creating a Combined Group with enhanced scale, highly complementary product portfolio, technological expertise, industrial footprint and global diversification to compete in a dynamic and changing business environment;

•
the opportunity for significant value creation from synergies resulting from the consolidation of two leading businesses with market leading capabilities;

•
a combined leadership team blending the best talent from both businesses;

•
a highly complementary portfolio of driveline products — sideshafts, propshafts, AWD systems, axles for ICE vehicles and EVs;

•
a sophisticated metal forming components capability — forging, machining, casting and sintering, providing a perfect strategic fit for Powder Metallurgy to drive external growth;

•
continued volatility in the automotive industry as the global transition to electrified mobility varies by region leading to continued uncertainty of industry volumes, customer mix and future technology needs; and

•
an assessment of the value that could potentially be unlocked for the benefit of Dowlais shareholders through a sale of Dowlais’ GKN Powder Metallurgy business, as evaluated through the strategic review announced at the Half Year Results on 13 August 2024.

In assessing the Combination, the Dowlais Directors have focused on both the near-term and long-term value that the Combination is expected to deliver to Dowlais Shareholders as well as the implications for Dowlais’ stakeholders.
The Dowlais Directors believe that the Combination represents an attractive opportunity to accelerate the realisation of shareholder value through the establishment of a global, diversified automotive supplier, better-positioned together to navigate both the short-term challenges and long-term market dynamics in the automotive sector.
The Dowlais Directors believe that the Combination is based on a compelling strategic, industrial and financial rationale, including:
•
combining two world-class businesses that are aligned strategically, culturally and geographically, to create a global automotive supplier, with the enhanced scale, and the product portfolio, manufacturing footprint and technology required to compete in a dynamic market environment;

•
building greater resilience through increased global scale and product diversification;

•
creating the necessary financial strength to accelerate investment in new products and technologies;

•
enhancing the opportunity to leverage combined knowhow to better serve customers’ needs and secure new business;

•
offering a highly complementary portfolio of products across a broad range of automotive segments, supporting ICE, hybrid and electric powertrains in multiple geographies with a diversified customer base;

•
unlocking meaningful cost synergies for the Combined Group; and

•
resulting in a Combined Group with a strong balance sheet supported by a strong and attractive cash profile.

In considering the terms of the Combination and determining whether they reflected an appropriate valuation of Dowlais and its future prospects, the Dowlais Directors took into account a number of factors, including:
•
that consideration in New AAM Shares provides Dowlais Shareholders with the ability to remain fully invested in the Combined Group through Dowlais Shareholders owning approximately 49 per cent of the Combined Group;

•
the terms of the Combination represent a total implied value of 85.2 pence per Dowlais share, based on the Closing Price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on 28 January 2025 (being the close of business on the last Business Day before the date of this Announcement); and

•
the opportunity for Dowlais Shareholders to participate in the anticipated value creation from the substantial synergies which are expected to be delivered through the Combination and accrue to the shareholders of the Combined Group.

The Dowlais Directors believe that Dowlais has a clear and compelling standalone strategy that would continue to deliver shareholder value, however it is their belief that the proposed Combination would accelerate shareholder value creation through the combination of both the immediate premium and the opportunity to continue to participate in the long term prospects of the Combined Group.
In considering the Combination, the Dowlais Directors have taken into account AAM’s stated intentions for the business and its employees as set out in paragraph 3 (Background to and reasons for the Combination) and paragraph 12 (Strategic plans and intentions with regard to management, employees, pensions and places of business).
Following careful and thorough consideration of the financial terms of the Combination, the strategic rationale and the anticipated financial benefits of the Combination, including the above factors, the Dowlais Directors intend to recommend unanimously that Dowlais Shareholders vote, or procure voting, in favour of the Scheme at the Court Meeting and the Resolutions to be proposed at the Dowlais General Meeting.
8.
Information relating to AAM

As a leading global tier 1 automotive and mobility supplier, AAM designs, engineers and manufactures driveline and metal forming technologies to support electric, hybrid and internal combustion vehicles. AAM’s mission is to deliver efficient, powerful and innovative solutions for its customers.
Headquartered in Detroit, Michigan, AAM has over 75 facilities in 16 countries across North America, Latin America, Europe and Asia. AAM employs approximately 21,000 employees globally. AAM is a Delaware corporation and AAM Shares are publicly traded on the New York Stock Exchange (NYSE:AXL).
AAM has established a high-efficiency product portfolio that is designed to improve axle efficiency and fuel economy through innovative product design technologies. Its portfolio includes high-efficiency axles, aluminium axles and all-wheel-drive applications. AAM’s metal forming segment represents the largest automotive forging operation in the world, and provides engine, transmission, driveline and safety-critical components for light, commercial and industrial vehicles. Net sales for 2023 were approximately $6.08 billion.
9.
AAM current trading and outlook

AAM updates its full year 2024 financial estimates as follows:
AAM FY24 Profit Estimate
For full year 2024:
•
AAM is estimating sales in the range of $6.10 – $6.15 billion.

•
AAM is estimating Adjusted EBITDA in the range of $740 – $750 million.

•
AAM is estimating Adjusted free cash flow in the range of $220 – $230 million.

The statements above in relation to Adjusted EBITDA and Adjusted free cash flow (together, the “AAM FY24 Profit Estimate”) constitute profit estimates for the purposes of the Code.
The assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the confirmations from the AAM Directors as required by Rule 28.1(c) of the Code are set out in Appendix 4 to this Announcement.
10.
Information relating to Dowlais

Dowlais is a specialist engineering group focused on the automotive sector. Dowlais develops and delivers precisely engineered solutions that are shaping the future of the automotive industry through its two leading high-technology engineering businesses: GKN Automotive and GKN Powder Metallurgy.
•
GKN Automotive:   a global leader in the development and production of sideshafts, propshafts, AWD systems and advanced differentials and a trusted partner to over 90 per cent. of global automotive OEMs. Its products drive the wheels of around half the world’s light vehicles, and it has been a pioneer in the development of eDrive systems, remaining at the forefront of electric vehicle powertrain technology.

•
GKN Powder Metallurgy:   a global leader in the production of sintered metal products for the automotive and industrial sectors and a world-class manufacturer of atomised metal powders. Its world-class engineering expertise and sustainable technology enables the design and production of parts with complex geometries, higher densities and improved physical properties.

Dowlais is headquartered in the United Kingdom, and operates across the Americas, Europe and Asia with over 70 manufacturing facilities and seven global innovation centres. Dowlais employs approximately 30,000 employees globally, including its joint ventures. Dowlais Shares are publicly traded on the London Stock Exchange (LSE: DWL).
11.
Dowlais current trading

Overall performance for the year ended 31 December 2024 was in line with management’s expectations, demonstrating Dowlais’ resilience in navigating a market environment that has continued to be volatile. Dowlais has executed well on its strategic priorities, with a continued focus on delivering operational efficiencies and commercial recoveries amidst challenging market conditions. Please see further details on the Dowlais FY24 Profit Estimate in Appendix 5 to this Announcement.
Dowlais plans to announce its full year results on 5 March 2025.
12.
Strategic plans and intentions with regard to management, employees, pensions and places of business

Board, management team and employees of the Combined Group
AAM recognises and greatly respects the expertise and experience of Dowlais’ management and employees. Consequently, AAM places significant importance on the continued contributions of Dowlais’ employees to the success of the Combined Group following completion of the Combination. AAM intends to integrate the businesses and blend the management teams to ensure that management experience and expertise is retained for the benefit of the Combined Group as a whole.
David C. Dauch will serve as the Chairman and Chief Executive Officer of the Combined Group. In addition, Roberto Fioroni (Chief Financial Officer, Dowlais), Helen Redfern (Chief People, Sustainability and Communications Officer, Dowlais), Markus Bannert (Chief Executive Officer, GKN Automotive), and Jean-Marc Durbuis (Chief Executive Officer, GKN Powder Metallurgy) will be invited to join existing AAM executives as part of the senior executive management team of the Combined Group, in roles to be confirmed. In addition, there has been no discussion of incentivisation arrangements for these or other members of Dowlais’ senior management team.

It is also expected that Simon Mackenzie Smith (Chair, Dowlais) and Fiona MacAulay, who currently serve on the Dowlais Board, will join the Board of AAM following completion of the Combination.
At the same time, AAM intends to optimise the structure of the Combined Group to achieve the anticipated benefits of the Combination. Preliminary evaluations suggest that annual run rate cost synergies of approximately $300 million are expected to be substantially achieved by the end of the third full year following completion of the Combination. These synergies would be achieved through efficiencies across SG&A, procurement, and operational efficiencies.
While no decisions have been taken, following the synergy analysis AAM intends a headcount reduction potentially up to approximately 2.5 per cent. of the total Combined Group workforce. Any headcount reduction would emphasise the best-in-class approach AAM intends to take and, therefore, the impact as between employees of the AAM Group and Dowlais Group will be determined as part of integration. This expected reduction primarily involves: (i) duplicative corporate, head office, administrative and senior management positions across AAM’s and Dowlais’ respective businesses; and (ii) potential consolidation of certain manufacturing and R&D facilities, as further referenced below. Provisionally, AAM has identified approximately 500 roles across the Combined Group (which is inclusive of the approximately 70 positions referred to below as a result of overlap within the R&D functions) that appear to be duplicative, representing approximately 1 per cent. of the combined workforce. Additionally, with respect to potential facility consolidation and operating improvements, AAM intends to make further headcount reductions potentially up to an additional headcount reduction of approximately 750 positions, representing approximately 1.5 per cent. of the total combined workforce.
The finalisation and implementation of any headcount reductions will be subject to comprehensive planning and appropriate engagement with stakeholders, including any required information and consultation processes with any affected employees and any applicable employee representative bodies. Any affected individuals will be treated in a manner consistent with AAM’s and Dowlais’ high standards, culture and practices and in compliance with all applicable laws. AAM intends to approach employee and management integration with the aim of retaining and motivating the best talent across the Combined Group to create a best-in-class organisation.
As set out in the Cooperation Agreement, AAM has agreed that there will be no material changes to the remuneration or conditions of employment of Dowlais employees for a period of 12 months following the Combination. However, AAM does intend to review the alignment of the remuneration and incentivisation arrangements between employees and management of the Combined Group as part of its longer term integration planning. This review will also cover other policies within the Combined Group, with a view to potentially harmonising these arrangements for employees and management across the Combined Group, particularly those in equivalent positions, over time as is appropriate and where possible. The finalisation and implementation of any such harmonisation will be subject to comprehensive planning and appropriate engagement with stakeholders, including any required information and consultation processes with any affected employees and applicable employee representative bodies.
AAM acknowledges the importance and value of Dowlais’ employee share-based incentive arrangements as further detailed at paragraph 17 (Dowlais Share Plans). In due course, participants in those arrangements will be contacted regarding the effect of the Combination on their outstanding awards. Details of the effect of the Combination on outstanding awards will also be set out in the Scheme Document. Additionally, AAM intends, following the completion of the Combination, to extend AAM’s share-based incentive arrangements to relevant Dowlais’ employees on a basis consistent with arrangements for equivalent employees of AAM, considering their expected roles within the Combined Group.
Headquarters, headquarter functions, locations and fixed assets
The Combined Group will have its global headquarters in Detroit, Michigan, U.S. Consequently, it is anticipated that following completion of the Combination and a subsequent orderly handover of activities as part of the wider integration, Dowlais’ current headquarters office in London, U.K., would be closed at the appropriate time, subject to appropriate engagement with stakeholders, including any required information and consultation processes with affected employees regarding relocation or severance. In addition, the Combined Group will continue to have business offices in each major region of the world.

Following completion of the Combination, AAM intends to evaluate the business, technical, and manufacturing locations and fixed assets of both AAM and Dowlais to optimise the performance of the Combined Group. In conducting such evaluation AAM will look to maximise synergies whilst taking a best of both approach. This evaluation is expected to result in the rationalisation of certain sites currently operated by AAM and/or Dowlais. To the extent any rationalisation results in a headcount reduction, AAM intends to adopt a best-in-class approach to reflect the functions and roles going forward at each location.
AAM has not been able to carry out in-person site visits at Dowlais’ manufacturing facilities, nor does it have sufficiently detailed plant-level information relating to capacity, utilisation, capabilities and available site space, and therefore has been unable to make definitive plans with respect to specific manufacturing locations. Preliminary analysis suggests that optimising the Combined Group’s existing footprint would, in addition to the consolidation of R&D facilities mentioned below, potentially involve the closure or combination of some manufacturing facilities globally, although the specific number and locations have not yet been identified. It is expected any consolidation will be done on a business unit and regional basis. All business location rationalisation will be implemented in accordance with applicable law, be subject to comprehensive planning and appropriate engagement with stakeholders, including any required information and consultation processes with any affected employees and applicable employee representative bodies.
The headcount reduction resulting from the foregoing consolidations is included in the 2.5 per cent. headcount reduction referred to above.
Innovation, research and development
AAM values the historic and ongoing investment that Dowlais has made in its technology, as well as the infrastructure and expertise within the Dowlais Group to maintain and enhance its existing customer offerings. AAM is dedicated to being at the forefront of development within the industry, and as such believes that the Combined Group’s research and development (R&D) capability is integral to its strategy for long-term sustainable growth and the success of the Combined Group. This involves driving the pace of innovation by employing the best talent and committing meaningful investments to create and expand future opportunities. AAM’s board and management believe that combining AAM and Dowlais’ R&D Dowlais’ capabilities will enable the development of innovative solutions to support internal combustion engine (ICE), hybrid and electric powertrains.
While AAM intends to retain Dowlais’ R&D capabilities, it is expected that, following completion of the Combination, at an appropriate time Dowlais’ existing facilities in Auburn Hills, Michigan, which house R&D and other functions, will be consolidated into AAM’s advanced design and technical centre which is adjacent to AAM’s global headquarters in Detroit, Michigan, and its facility in Rochester Hills, Michigan, both of which are in close proximity to Auburn Hills. Such integration will involve comprehensive planning and appropriate engagement with employees and other stakeholders.
It is also expected that there will be a headcount reduction of approximately 70 positions globally within the R&D functions of the Combined Group because of overlapping projects, activities and management teams as well as certain operating efficiencies inclusive of any headcount reduction resulting from consolidation of the R&D facilities in Michigan. This expected headcount reduction is included within the 2.5 per cent. referenced above. Consistent with AAM’s intended approach to headcount reductions across the Combined Group the headcount reductions in R&D will be conducted with the aim of retaining the best talent across the Combined Group.
Pensions
AAM does not intend to make any changes to the agreed employer contributions into Dowlais’ existing defined benefit and defined contribution pension schemes. This includes maintaining the current arrangements for funding Dowlais’ defined benefit pension schemes, the level of benefits for existing members, and the admission of new members to these pension schemes following the Effective Date.
AAM has entered into discussions with the trustee of the Dowlais’ U.K. pension schemes. The trustee has confirmed that, based on the information provided by AAM thus far and the representations made to date, it has no reason to believe that the Combination would have a material adverse effect on the employer covenant or likelihood of benefits being received. Additionally, AAM has agreed to maintain an open dialogue with the trustee in relation to any future changes that might affect the covenant supporting Dowlais’ U.K. pension schemes.
Other items
As part of the Combination, any AAM Shares issued to Dowlais Shareholders will be authorised for primary listing on the New York Stock Exchange.
The Dowlais Shares are currently admitted to the equity shares (commercial companies) category of the Official List and to trading on the Main Market of the London Stock Exchange and, as set out in paragraph 19 (Cancellation of admission to listing and re-registration as a private company), before the Effective Date, an application shall be made to the FCA and the London Stock Exchange to cancel such admissions to listing and trading, to take effect on the Business Day following the Effective Date. Dowlais is also expected to be re-registered as a private company on or after the Effective Date.
No statements in this paragraph 12 (Strategic plans and intentions with regard to management, employees, pensions and places of business) constitute “post-offer undertakings” for the purposes of Rule 19.5 of the Code.
13.
Dividends

In addition to the consideration payable in connection with the Combination, each Dowlais Shareholder will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share (the “FY24 Final Dividend”) (to be paid (subject to the approval of the Dowlais Board) as part of Dowlais’ ordinary course 2024 financial year dividend calendar) without any reduction of the consideration payable under the terms of the Combination.
AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share under the terms of the Combination to the extent that the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital.
From the date of this Announcement until the Effective Date, AAM is not permitted to announce, declare, make or pay any dividend, other distribution or return of capital and, if AAM does not comply with this restriction, Dowlais shall be entitled (at its sole discretion) to declare and pay an equalising dividend to Dowlais Shareholders, without any consequential reduction to the consideration.
Further details on these arrangements can be found in Clause 3 of the Co-operation Agreement and will be set out in the Scheme Document.
14.
Irrevocable undertakings

AAM has received irrevocable undertakings to vote in favour (or procure a vote in favour) of the Scheme at the Court Meeting and the Resolutions to be proposed at the General Meeting from those Dowlais Directors who hold Dowlais Shares in respect of their own beneficial shareholdings, totalling 3,864,429 Dowlais Shares representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025, being the last Business Day before the date of this Announcement.
Further details of these irrevocable undertakings are set out in Appendix 3 to this Announcement.
15.
Financing of the Combination

Concurrently with this Announcement, AAM and certain of its subsidiaries entered into (i) a Credit Agreement (the “Backstop Credit Agreement”) with the lenders party thereto and JPMorgan Chase Bank

N.A., as administrative agent, (ii) a First Lien Bridge Credit Agreement (the “First Lien Bridge Credit Agreement”) with the lenders party thereto and JPMorgan Chase Bank N.A., as administrative agent and (iii) a Second Lien Bridge Credit Agreement (the “Second Lien Bridge Credit Agreement” and together with the First Lien Bridge Credit Agreement, the “Bridge Credit Agreements”) with the lenders party thereto and JPMorgan Chase Bank N.A., as administrative agent.
The Backstop Credit Agreement provides for term loans in an aggregate principal amount of $1.98 billion and revolving credit facilities in an aggregate amount of $1.25 billion. Proceeds of the commitments provided under the Backstop Credit Agreement will be used, together with proceeds of the commitments provided under the Bridge Credit Agreements, to finance the Combination, including the cash consideration payable to Scheme Shareholders and debt refinancing costs, and to refinance in full the Existing Credit Agreement (as defined below). Subject to the terms of the Backstop Credit Agreement, AAM expects to replace the Backstop Credit Agreement before the closing of the Combination by seeking to obtain the consent of its existing lenders to amend AAM’s existing syndicated term loans and revolving credit facilities under AAM’s credit agreement, dated as of March 11, 2022 (as amended from time to time, the “Existing Credit Agreement”), by and among AAM, certain of its subsidiaries, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, to (i) increase the maximum revolving credit facility amount by $425 million to $1.35 billion and (ii) add a new term loan facility (which will be utilised, together, in part, with the existing facilities thereunder, to finance the Combination) and to effect certain other changes thereto in connection with the Combination.
The First Lien Bridge Credit Agreement provides for commitments of up to $843 million and the Second Lien Bridge Credit Agreement provides for commitments of up to $500 million. Proceeds from the commitments provided under the Bridge Credit Agreements will be used to finance the Combination, including the cash consideration payable to Scheme Shareholders and debt refinancing costs. Subject to the conditions in the Bridge Credit Agreements, AAM intends to reduce commitments or the borrowings under the Bridge Credit Agreements by accessing the debt capital markets prior to or following the closing of the Combination. Such debt issuance would be subject to market and other conditions and this Announcement does not constitute the offer or sale of any securities in any jurisdiction.
J.P. Morgan Cazenove, as financial adviser to AAM, is satisfied that sufficient resources are available to AAM to satisfy in full the cash consideration payable to Scheme Shareholders pursuant to the terms of the Combination.
Further information on the financing of the Combination will be set out in the Scheme Document.
16.
Combination-related arrangements

Confidentiality Agreement
AAM and Dowlais entered into the Revised Confidentiality Agreement on 14 January 2025 pursuant to which each of AAM and Dowlais has undertaken to keep certain information relating to the Combination and to the other party confidential and not to disclose such information to third parties (except to certain permitted parties) for the purposes of evaluating the Combination unless required by law or regulation. The Revised Confidentiality Agreement also contains: (i) reciprocal customary non-solicit provisions from the date of the Revised Confidentiality Agreement until 12 months after the earlier of the cessation of discussions between AAM and Dowlais in relation to the Combination and the termination or lapse of the Scheme (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer); and (ii) customary standstill provisions applicable to AAM only for a period of 12 months after the date of the Revised Confidentiality Agreement, in each case subject to customary carve-outs. The Revised Confidentiality Agreement amended an earlier confidentiality agreement entered into between AAM and Dowlais on 29 October 2024, which was on the same terms as the Revised Confidentiality Agreement, save for the reciprocal non-solicit provisions applied for 12 months from 29 October 2024.
Clean Team Agreement
Dowlais and AAM have entered into a Clean Team Agreement dated 13 December 2024, which sets out, among other things, how confidential information that is competitively sensitive can be disclosed, used or shared between Dowlais’ clean team individuals and/or external advisers retained by Dowlais and AAM’s clean team individuals and/or external advisers retained by AAM.
Joint Defense Agreement
Dowlais, AAM and their respective external legal counsels have entered into a Joint Defense Agreement dated 6 December 2024, the purpose of which is to ensure that the exchange and/or disclosure of certain materials, in particular in relation to the antitrust and regulatory workstreams, only takes place between their respective external legal counsels and external regulatory experts, and does not diminish in any way the confidentiality of such materials and does not result in a waiver of any privilege, right or immunity that might otherwise be available.
Co-operation Agreement
On the date of this Announcement, AAM and Dowlais have entered into a Co-operation Agreement in relation to the Combination pursuant to which, among other things:
•
AAM has agreed to use all reasonable endeavours to obtain the regulatory conditions and authorisations as soon as reasonably practicable following date of this Announcement and in any event in sufficient time to enable the Effective Date to occur by the Long Stop Date;

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AAM and Dowlais have agreed to certain customary undertakings to cooperate in relation to such regulatory clearances and authorisations;

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AAM has agreed to provide Dowlais with certain information for the purposes of the Scheme Document and otherwise assist with the preparation of the Scheme Document and Dowlais has agreed to provide AAM with certain information for the purposes of the AAM Proxy Statement; and

•
AAM has agreed to take certain steps to assist certain Dowlais Shareholders in taking any required action as a result of the potential application of US withholding tax under Section 304 of the US Internal Revenue Code, including the provision of any certifications which may be required to be made by Dowlais Shareholders to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax).

The Co-operation Agreement records the intention of AAM and Dowlais to implement the Combination by way of a Scheme, subject to AAM’s right to switch to a Takeover Offer in certain circumstances. AAM and Dowlais have agreed to certain customary provisions if the Scheme should switch to an Offer.
The Co-operation Agreement also contains provisions that shall apply in respect of Dowlais Shareholders’ dividend entitlements (as summarised in paragraph 13 (Dividends) of this Announcement) and directors’ and officers’ insurance, as well as the Dowlais Share Plans, other incentive arrangements and other employee-related matters (further details of which will be provided in the Scheme Document). AAM has agreed that from the date of the Co-operation Agreement until the Effective Date it shall not announce, declare, make or pay any dividends to AAM Shareholders (as summarised in paragraph 13 (Dividends) of this Announcement). In addition, AAM has also committed, from the date of the Co-operation Agreement until the earlier of receipt of the AAM Shareholder approvals, not to solicit or engage in any discussions of alternative proposals to the Combination (subject to certain limited exceptions). The Co-operation Agreement provides that AAM will pay a break fee to Dowlais in the following amounts and circumstances (subject to certain exceptions and exclusions):
•
$50 million, in cash, if AAM’s Board no longer recommends the Combination or if AAM fails to hold the AAM Shareholders Meeting prior to the Long Stop Date;

•
$50 million, in cash, if AAM invokes the Conditions set out in 3 (Official authorisations and regulatory clearances) and 6 (General Third Party approvals) of Part A of Appendix 1 to this Announcement or such Condition has not been satisfied or waived by AAM by the Long Stop Date; or

•
$14 million, in cash, if AAM Shareholders do not approve the resolutions required to implement the Combination at the AAM Shareholders Meeting and there has been no change in the AAM Board’s recommendation.

The Co-operation Agreement shall terminate in certain customary circumstances, including but not limited to:
•
if agreed in writing between AAM and Dowlais;

•
upon service of written notice by AAM to Dowlais if the Dowlais Directors change their recommendation in respect of the Combination;

•
upon service of written notice by either AAM or Dowlais to the other if: (i) a competing offer becomes effective or is declared or becomes unconditional; (ii) the Combination is withdrawn, terminates or lapses in accordance with its terms; (iii) prior to the Long Stop Date, any Condition has (with the consent of the Panel) been invoked by AAM; (iv) the Scheme is not approved at the Court Meeting, the Resolutions to be proposed at the General Meeting are not passed or the Court refuses to sanction the Scheme; (v) unless otherwise agreed by AAM and Dowlais in writing or required by the Panel, the Effective Date has not occurred by the Long Stop Date; or (vi) such resolution or resolutions as are necessary to approve, effect and implement the Combination, including to authorise the creation, allotment and issue of the New AAM Shares, are not passed at the AAM Shareholder Meeting; or

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upon service of notice by Dowlais to AAM if: (i) AAM makes an announcement prior to publication of the AAM Proxy Statement that it will not convene the AAM Shareholder Meeting or it intends not to file the AAM Proxy Statement with the SEC or transmit it to AAM Shareholders; (ii) the AAM Proxy Statement does not include the AAM Directors’ recommendation; or (iii) the AAM Directors change their recommendation in respect of the Combination; and

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upon the Effective Date.

Pensions Agreement
AAM, Dowlais and the trustees (the “Trustees”) of Dowlais’ UK defined benefit pension schemes (the “Pension Schemes”) have entered into a pensions agreement. In summary, AAM has agreed that, with effect from and conditional on Completion: (i) it will consult with the Trustees before changing the key terms of the material intercompany balances of the main entities supporting the Pension Schemes’ employer covenant and before effecting any intra-group reorganisation that would move material subsidiaries supporting the Schemes’ employer covenant to another part of the Combined Group; (ii) it will share information with the Trustees at agreed regular intervals regarding the Combined Group’s financial performance and business prospects, progress on delivering synergies and material corporate events; and (iii) it supports the objective of the GKN Group Pension Scheme No. 3 of achieving full funding on a low dependency funding basis by the “relevant date” in accordance with pensions legislation and will consider in good faith potential courses of action to achieve that objective as part of the next actuarial valuation. AAM has also provided confirmations about the information shared with the Trustees in connection with the Combination and the Trustees have confirmed that, based on the information provided by AAM thus far and the representations made to date, they consider that the Combination would not have a materially detrimental effect on the Pension Schemes. The agreement also contains customary confidentiality provisions subject to certain standard exceptions.
17.
Dowlais Share Plans

Participants in the Dowlais Share Plans shall be contacted regarding the effect of the Combination on their rights under the Dowlais Share Plans and appropriate proposals will be made to such participants in due course. Details of these proposals will be set out in the Scheme Document.
Arrangements between AAM and Dowlais management
Liam Butterworth, Roberto Fioroni, John Nicholson and Helen Redfern
In order to promote the retention of Liam Butterworth and Roberto Fioroni, currently Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) of Dowlais respectively, through to the completion of the Combination, AAM has agreed that it will make cash payments of 150 per cent. to the CEO and 120 per cent. to the CFO of their base salary (the “Executive Director Transaction Awards”), as detailed in the Co-operation Agreement. The Executive Director Transaction Awards will be paid, conditional on completion of the Combination and Dowlais being delisted from the London Stock Exchange: (i) 50 per cent. within 30 days of Completion of the Combination; and (ii) 50 per cent. within 30 days of the date that is six months after Completion of the Combination. Payment of the Executive Director Transaction Awards is subject to the CEO or CFO (as relevant) being employed by the Combined Group and not under notice on the relevant payment date or having been subject to, or received notice of, a Qualifying Termination (as defined in the Co-operation Agreement) before the relevant payment date. In the event of the CEO or CFO being subject to a Qualifying Termination, the Transaction Award will be payable as soon as practicable after termination of employment.
In order to promote the retention of John Nicholson and Helen Redfern, currently General Counsel (“GC”) and Chief People, Sustainability and Communications Officer (“CPSCO”) of Dowlais respectively, through to the completion of the Combination, Dowlais will make cash payments of 222 per cent. to the GC and 117 per cent. to the CPSCO of their base salary (the “Retention Awards”). The Retention Awards will be paid: (i) 50 per cent. within 30 days of Completion of the Combination; and (ii) 50 per cent. within 30 days of the date that is six months after Completion of the Combination. Payment of the Retention Awards is subject to the GC or CPSCO (as relevant) being employed by the Combined Group and not under notice on the relevant payment date or having been subject to, or received notice of, a Qualifying Termination (as defined in the Co-operation Agreement) before the relevant payment date. In the event of the GC or CPSCO being subject to a Qualifying Termination, the Retention Award will be payable as soon as practicable after termination of employment.
As required by, and solely for the purposes of, Rule 16.2 of the Code, Barclays and Rothschild & Co have reviewed the terms of the CEO Executive Director Transaction Award, CFO Executive Director Transaction Award, the GC Retention Award and the CPSCO Retention Award together with other information deemed relevant and confirmed that, in their opinion, the Executive Director Transaction Awards and the Retention Awards are fair and reasonable. In providing their advice, Barclays and Rothschild & Co, have taken into account the commercial assessments of the Dowlais Directors. Barclays and Rothschild & Co are acting as the independent financial advisers to Dowlais for the purposes of Rule 3 of the Code.
18.
Structure of and conditions to the Combination

It is intended that the Combination will be implemented by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by means of a Takeover Offer, subject to the terms of the Co-operation Agreement, and obtaining the consent of the Panel. The purpose of the Scheme is to provide for AAM to become the owner of the entire issued and to be issued ordinary share capital of Dowlais. The Scheme is an arrangement between Dowlais and the Scheme Shareholders and is subject to the approval of the Court. The procedure involves, among other things, an application by Dowlais to the Court to sanction the Scheme, in consideration for which Scheme Shareholders will receive cash on the basis described in paragraph 2 (The Combination) of this Announcement.
On the Scheme becoming Effective: (i) it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Court Meeting and the General Meeting (and, if they attended and voted, whether or not they voted in favour); and (ii) share certificates in respect of Scheme Shares will cease to be of value and should be destroyed and entitlements to Scheme Shares held within the CREST system will be cancelled. The New AAM Shares will be issued by AAM and (subject to the applicability of any U.S. withholding tax as described in this Announcement) the cash consideration payable under the terms of the Combination will be despatched to Scheme Shareholders by AAM no later than 14 days after the Effective Date.
Any Dowlais Shares issued before the Scheme Record Time will be subject to the terms of the Scheme. The Resolutions to be proposed at the General Meeting will, among other matters, provide that the Dowlais Articles be amended to incorporate provisions requiring any Dowlais Shares issued after the Scheme Record Time (other than to AAM or its nominee(s)) to be automatically transferred to AAM on the same terms as the Combination (other than terms as to timings and formalities). The provisions of the Dowlais Articles (as amended) will avoid any person (other than AAM or its nominee(s)) holding ordinary shares in the capital of Dowlais after the Effective Date.
The Combination is subject to a number of Conditions and certain further terms set out in Appendix 1 to this Announcement and to the full terms and conditions to be set out in the Scheme Document, including, among other things:
•
the approval of the Scheme by a majority in number of the Scheme Shareholders, representing not less than 75 per cent. in value of the Scheme Shares held by those Scheme Shareholders, present and voting, either in person or by proxy, at the Court Meeting;

•
the passing of the Resolutions by the requisite majority of Dowlais Shareholders at the General Meeting;

•
the Scheme being sanctioned by the Court (without modification, or with modification on terms agreed by AAM and Dowlais) and a copy of the Court Order being delivered to the Registrar of Companies;

•
the receipt of certain regulatory and antitrust approvals (including the EU Antitrust Condition, the U.S. Antitrust Condition, the China Antitrust Condition, the Brazil Antitrust Condition and the Mexico Antitrust Condition);

•
the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares being duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting and the issuance of the New AAM Shares in connection with the Combination being duly approved by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the AAM Shareholder Meeting;

•
confirmation having been received by AAM that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange; and

•
the Scheme becoming Effective no later than the Long Stop Date.

It is expected that the Scheme Document, containing further information about the Combination (including the expected timetable for the Combination and how Dowlais Shareholders can hold, access and trade their interests in New AAM Shares), together with notices of the Court Meeting and General Meeting, the Forms of Proxy and the Forms of Election in relation to the Mix and Match Facility, will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of such documentation in relation to the Combination has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required). Subject to the satisfaction or, where permitted, waiver of all relevant conditions, including the Conditions, and certain further terms set out in Appendix 1 to this Announcement and to be set out in the Scheme Document, and subject to the approval and availability of the Court, it is expected that the Scheme will become Effective in 2025.
Shareholders’ attention is drawn to the section entitled “High-Level U.S. Federal Income Tax Consequences” in this Announcement. The Scheme Document will contain details on the potential application of section 304 of the U.S. Internal Revenue Code (IRC), and the potential resulting U.S. withholding tax at a rate of up to 30 per cent. to the cash consideration received pursuant to the Combination, and will provide information for Dowlais Shareholders on how to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax), as described further below in the section entitled “High-Level U.S. Federal Income Tax Consequences”.
The Scheme will be governed by English law and will be subject to the jurisdiction of the Court. The Scheme will be subject to the applicable requirements of the Code, the Panel, the London Stock Exchange, the Court and the FCA.

19.
Cancellation of admission to listing and re-registration as a private company

It is intended that dealings in, and registration of transfers of, Dowlais Shares will be suspended shortly before the Effective Date at a time to be set out in the Scheme Document. It is further intended that applications will be made to the London Stock Exchange to cancel trading in Dowlais Shares on the Main Market of the London Stock Exchange, and to the FCA to cancel the listing of Dowlais Shares on the Official List, in each case with effect from or shortly following the Effective Date.
On the first Business Day after the Effective Date, entitlements to Dowlais Shares held within the CREST system will be cancelled, and share certificates in respect of Dowlais Shares will cease to be valid.
It is also intended that, following the Effective Date, Dowlais will be re-registered as a private limited company.
In addition, the New AAM Shares will be authorised for primary listing on the New York Stock Exchange subject to official notice of issuance.
20.
Interests in Dowlais Shares

As at close of business on 28 January 2025 (being the last Business Day before the date of this Announcement), save for the irrevocable undertakings referred to in paragraph 14 (Irrevocable undertakings) above, neither AAM, nor any of the AAM Directors, nor any member of the AAM Group, nor, so far as the AAM Directors are aware, any person acting in concert with AAM for the purposes of the Combination, had:
(A)   any interest in, or right to subscribe for, any relevant securities of Dowlais;
(B)
any short position in (whether conditional or absolute and whether in the money or otherwise), including any short position under a derivative, any agreement to sell or any delivery obligation or right to require another person to purchase or take delivery of, any relevant securities of Dowlais;

(C)
procured an irrevocable commitment or letter of intent to accept the terms of the Combination in respect of relevant securities of Dowlais; or

(D)
borrowed or lent, or entered into any financial collateral arrangements in respect of, any relevant securities of Dowlais; or

(E)
entered into any Dealing Arrangement in respect of any relevant securities of Dowlais.

In the interests of secrecy before this Announcement, AAM has not made any enquiries in respect of the matters referred to in this paragraph 20 of certain parties who may be deemed by the Panel to be acting in concert with AAM for the purposes of the Combination. Enquiries of such parties will be made as soon as practicable following the date of this Announcement, and AAM confirms that further disclosure in accordance with Rule 8.1(a) and Note 2(a)(i) on Rule 8 of the Code will be made as soon as possible and by no later than 12 noon (London time) on 12 February 2025.
21.
Melrose ESOT

Upon the demerger of Dowlais from Melrose Industries PLC (“Melrose”), 27,865,471 Dowlais Shares (being 2.1 per cent. of the total issued ordinary shares of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement)), were placed in the Melrose Employee Share Ownership Trust (the “Melrose ESOT”) to satisfy options over Dowlais Shares granted by Melrose to individuals (being certain Melrose group employees and executive directors) (“MASP Options”) under the Melrose Automotive Share Plan (the “MASP”). The MASP and the Melrose ESOT are operated independently from Dowlais and Dowlais has no oversight of either of these, including over the terms of the MASP, the number of outstanding MASP Options and the number of shares that vest in accordance with the terms of the MASP. According to the circular issued by Melrose in connection with the demerger, dated 3 March 2023 (the “Melrose Demerger Circular”), the MASP performance period runs up to (but excluding) 31 May 2025 (the “MASP Crystallisation Date”). Based on the disclosures made by Melrose in the Melrose Demerger Circular and the value of the entire issued share capital of Dowlais implied by the Combination as at 28 January 2025 (being the last Business Day before the date of this Announcement), the options granted under the MASP are not expected to vest or become exercisable in accordance with their performance conditions. Based on the disclosures made by Melrose in the Melrose Demerger Circular, upon a change of control, scheme of arrangement or winding up of Dowlais (a “Dowlais Trigger Event”), the options under the MASP shall vest in full and become immediately exercisable upon the date of, and immediately prior to, the Dowlais Trigger Event. Although it is not explicit from the disclosure in the Melrose Demerger Circular, based on such disclosures the Dowlais Trigger Event could occur only upon such a change of control or scheme of arrangement of Dowlais becoming effective, rather than simply being announced and it is noted that Completion is not expected to occur prior to the MASP Crystallisation Date; however neither Dowlais nor AAM is aware of the discretion (if any) exercisable under the terms of the MASP, the potential for the MASP to be amended or the conditions for a change of control, scheme of arrangement or winding up to constitute a Dowlais Trigger Event and there can therefore be no certainty as to the treatment of such awards as a result of the Combination.
Melrose’s disclosures in the Melrose Demerger Circular state that, if, immediately after the MASP Crystallisation Date, there remain Dowlais Shares held by the Melrose ESOT in relation to which MASP Options have lapsed by operation of the vesting provisions, then it is intended that the relevant Dowlais Shares shall be transferred to Dowlais (or its nominee) and for such Dowlais Shares to then be cancelled. Any amounts held by the Melrose ESOT as a result of prior distributions received by the Melrose ESOT in respect of such Dowlais Shares shall remain the property of the Melrose ESOT. Dowlais is party to a tripartite agreement entered into by Dowlais at the time of the demerger with Melrose and Zedra Trust Company (Guernsey) Limited (acting as trustee for the MASP) (the “Tripartite Agreement”) pursuant to which it has undertaken to cancel any Dowlais Shares upon receipt from the trustee.
AAM has agreed that, to the extent that the Dowlais Shares held by the Melrose ESOT are repurchased by Dowlais for nil consideration pursuant to the Tripartite Agreement prior to Completion (the “Cancelled Shares”), AAM will increase the cash consideration and the number of New AAM Shares payable in respect of each Dowlais Share held pursuant to the Combination so as to allocate the cash consideration and New AAM Shares which the Cancelled Shares would have received on Completion to the Dowlais Shareholders based on the fully diluted share capital of Dowlais at the time of such cancellation, with cash consideration rounded to the nearest pence and the number of New AAM Shares to four decimal places. So, for example, if all of the 27,865,471 Dowlais Shares held by the Melrose ESOT were to be cancelled and based on the fully diluted share capital of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement), the consideration would be adjusted as follows such that Dowlais Shareholders would be entitled to receive, for each Dowlais Share:
•
43 pence in cash; and

•
0.0881 New AAM Shares.

There would be no change to the amount of the FY24 Final Dividend a Dowlais Shareholder may receive.
For the purpose of this paragraph 21 and the above undertaking, the fully diluted share capital of Dowlais at the time of a cancellation shall be calculated on the basis of:
(a)   issued share capital of Dowlais at the time of such cancellation; plus
(b)
all Dowlais Shares which may be issued on or after the date of such cancellation on the vesting of awards under the Dowlais Share Plans as at close of business of the day prior to such cancellation; less

(c)
the number of Dowlais Shares held by the employee benefit trust operated by Dowlais that can be used to satisfy the vesting of awards under the Dowlais Share Plans as at close of business of the day prior to such cancellation.

Neither Dowlais nor AAM have seen the terms of the MASP and there can be no certainty that the MASP Options will lapse or that the Dowlais Shares will be transferred to Dowlais if a Dowlais Trigger Event has not completed by the MASP Crystallisation Date. Neither Dowlais nor AAM is aware of the discretion (if any) exercisable under the terms of the MASP, the potential for the MASP to be amended or the conditions for a change of control, scheme of arrangement or winding up of to constitute a Dowlais Trigger Event.
The purpose of these arrangements is to ensure that the total value of the consideration payable for the entire issued and to be issued share capital of Dowlais remains the same regardless of whether the MASP Options vest or lapse.
There can therefore be no certainty that any such increase to the consideration payable per Dowlais Share under the terms of the Combination will occur. As set out in paragraph 6 (Recommendation), the Intention to Recommend (as defined in paragraph 6 (Recommendation)) is based solely on the terms of the Combination as at the date of this Announcement, and the financial advice received by the Dowlais Directors (as described in paragraph 6 (Recommendation)) has been given on that basis.
AAM will announce any increase to the consideration payable per Dowlais Share under the terms of the Combination under this paragraph 21 as soon as is reasonably practicable upon the obligation to effect such increase coming into effect. To the extent no such increase has been made beforehand, AAM and/or Dowlais will also provide an update on the latest position based on their understanding in advance of the Court Meeting.
22.
Fractional entitlements

Fractions of New AAM Shares will not be allotted to Dowlais Shareholders. Instead, all fractional shares which a holder of Dowlais Shares would otherwise be entitled to receive will be aggregated and calculations will be rounded down, and such holder shall receive, in lieu of such fractional entitlements, cash in an amount (rounded down to the nearest penny) equal to such fractional amount multiplied by the last reported sale price of AAM Shares on the New York Stock Exchange (as reported in Bloomberg or, if not reported therein, in another authoritative source selected by AAM) on the last Business Day prior to the Effective Date.
23.
Overseas Shareholders

The availability of the Combination and the distribution of this Announcement to Dowlais Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdiction in which they are located. Such persons should inform themselves of, and observe, any applicable legal or regulatory requirements of their jurisdiction. Dowlais Shareholders who are in any doubt regarding such matters should consult an appropriate independent professional adviser in the relevant jurisdiction without delay.
This Announcement does not constitute an offer for sale of any securities or an offer or an invitation to purchase any securities. Dowlais Shareholders are advised to read carefully the Scheme Document and related Forms of Proxy and Forms of Election once these have been despatched.
24.
Documents available on website

Copies of the following documents will be available promptly on AAM’s and Dowlais’ websites at www.aam.com/investors/offer-for-Dowlais-Group-plc and www.dowlais.com, respectively, subject to certain restrictions relating to persons residing in Restricted Jurisdictions until the end of the Offer Period:
(a)   this Announcement;
(b)   the irrevocable undertakings described in Appendix 3 to this Announcement;
(c)   the Revised Confidentiality Agreement;
(d)   the Clean Team Agreement;
(e)   the Joint Defense Agreement;
(f)   the Co-operation Agreement;
(g)   the Pensions Agreement;

(h)   consent letters from each of Barclays, Rothschild & Co, Investec, Deloitte and J.P. Morgan; and
(i)   the documents relating to the financing of the Combination.
Neither the content of the websites referred to in this Announcement nor the content of any website accessible from hyperlinks is incorporated into, or forms part of, this Announcement.
25.
Right to proceed by way of a Takeover Offer

Subject to the terms of the Co-operation Agreement, and obtaining the consent of the Panel, AAM reserves the right to elect to implement the Combination by way of a Takeover Offer as an alternative to the Scheme.
In such event, such Takeover Offer will be implemented on the same terms and conditions, so far as applicable, as those which would apply to the Scheme subject to appropriate amendments to reflect the change in method of effecting the Combination, including (without limitation) the inclusion of an acceptance condition set at 90 per cent. of Dowlais Shares to which the Takeover Offer relates, (or such lesser percentage as may be determined after consultation with the Panel (if necessary)), being in any case more than 50 per cent. of the voting rights normally exercisable at a general meeting of Dowlais, including, for this purpose, any such voting rights attaching to Dowlais Shares that are issued before the Takeover Offer becomes or is declared unconditional (whether pursuant to the exercise of any outstanding subscription or conversion rights or otherwise).
26.
General

It is expected that the Scheme Document will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of the Scheme Document has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required).
In deciding whether or not to vote or procure votes to approve the Scheme at the Court Meeting or to vote or procure votes in favour of the Resolutions relating to the Scheme at the General Meeting in respect of their Dowlais Shares, Dowlais Shareholders should rely on the information contained, and follow the procedures described, in the Scheme Document.
Barclays and Rothschild & Co (as financial advisers to Dowlais) and J.P. Morgan (as financial adviser to AAM) have each given and not withdrawn their consent to the publication of this Announcement with the inclusion in this Announcement of the references to their names in the form and context in which they appear.
The bases and sources for certain financial information contained in this Announcement are set out in Appendix 2 to this Announcement. Details of undertakings received by AAM and given by the Dowlais Directors are set out in Appendix 3. The defined terms used in this Announcement are set out in Appendix 7.
Enquiries
AAM
Christopher M. Son, Vice President, Marketing & Communications	+1 (313) 758-4814
J.P. Morgan (Exclusive financial adviser to AAM)
David Walker / Ian MacAllister	+1 (212) 270 6000
Robert Constant / Jonty Edwards	+44 (0) 203 493 8000
FGS Global (PR adviser to AAM)
Jared Levy / Jim Barron	+1 212 687 8080
Charlie Chichester / Rory King	+44 20 7251 3801

Dowlais
Investors
Pier Falcione	+44 (0) 7974 974690
Barclays (Financial adviser and corporate broker to Dowlais)
Guy Bomford / Adrian Beidas / Neal West (Corporate Broking)	+44 (0) 20 7623 2323
Rothschild & Co (Financial adviser to Dowlais)
Ravi Gupta / Nathalie Ferretti	+44 (0) 20 7280 5000
Investec Bank plc (Joint corporate broker to Dowlais)
Carlton Nelson / Christopher Baird	+44 (0) 20 7597 5970
Montfort Communications (PR adviser to Dowlais)
Nick Miles / Neil Craven	+44 (0) 7739 701 634 +44 (0) 7876 475 419
Allen Overy Shearman Sterling LLP is acting as legal adviser to AAM. Slaughter and May is acting as legal adviser to Dowlais. Cravath, Swaine & Moore LLP is acting as U.S. legal adviser to Dowlais.
The person responsible for arranging the release of this Announcement on behalf of Dowlais is John Nicholson, General Counsel & Company Secretary.
Important notices relating to financial advisers
J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority and regulated in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority). J.P. Morgan is acting as financial adviser exclusively for AAM and no one else in connection with the Combination and will not regard any other person as its client in relation to the Combination and will not be responsible to anyone other than AAM for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to the Combination or any other matter or arrangement referred to herein.
Barclays, which is authorised by the Prudential Regulation Authority and regulated in the United Kingdom by the Financial Conduct Authority and the Prudential Regulation Authority, is acting exclusively for Dowlais and no one else in connection with the Combination and will not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Barclays nor for providing advice in relation to the Combination or any other matter referred to in this Announcement.
In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the Exchange Act, Barclays and its affiliates will continue to act as exempt principal trader in Dowlais securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the United States to the extent that such information is made public in the United Kingdom.
Rothschild & Co, which is authorised and regulated in the UK by the Financial Conduct Authority, is acting exclusively for Dowlais and for no-one else in connection with the Combination and shall not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Rothschild & Co, nor for providing advice in connection with the Combination or any matter referred to herein. Neither Rothschild & Co nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Rothschild & Co in connection with this Announcement, any statement contained herein, the Combination or otherwise. No representation or warranty, express or implied, is made by Rothschild & Co as to the contents of this Announcement.
Investec, which is authorised in the United Kingdom by the PRA and regulated in the United Kingdom by the FCA and the PRA, is acting exclusively for Dowlais and no one else in connection with the subject matter of this Announcement and will not regard any other person as its client in relation to the subject matter of this Announcement and will not be responsible to anyone other than Dowlais for providing the protections afforded to the clients of Investec, or for providing advice in connection with the subject matter of this Announcement or any other matters referred to herein. Neither Investec nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Investec in connection with the subject matter of this Announcement, any statement contained herein or otherwise, and no representation, express or implied, is made by Investec or any of its subsidiaries, branches or affiliates, or purported to be made on behalf of Investec or any of its subsidiaries, branches or affiliates, in relation to the contents of this Announcement, including with regard to the accuracy or completeness of the Announcement or the verification of any other statements made or purported to be made by or on behalf of Investec or any of its subsidiaries, branches or affiliates in connection with the matters described in this Announcement.
Further information
This Announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise. In particular, this Announcement is not an offer of securities for sale into the U.S. No offer of securities shall be made in the U.S. absent registration under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Combination will be made solely through the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents), which, together with the accompanying Forms of Proxy and Forms of Election in relation to the Mix and Match Facility, will contain the full terms and conditions of the Combination, including details of how to vote in respect of the Combination. Any decision in respect of the Combination should be made only on the basis of the information in the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer document).
Dowlais will prepare the Scheme Document to be distributed to Dowlais Shareholders. Dowlais and AAM urge Dowlais Shareholders to read the Scheme Document (or any other document by which the Combination is made) in full when it becomes available because it will contain important information relating to the Combination, including details of how to vote in respect of the Scheme.
The statements contained in this Announcement are made as at the date of this Announcement, unless some other time is specified in relation to them, and publication of this Announcement shall not give rise to any implication that there has been no change in the facts set forth in this Announcement since such date.
This Announcement does not constitute a prospectus or a prospectus equivalent document.
This Announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside England.
The Combination will be subject to the applicable requirements of English law, the Code, the Panel, the London Stock Exchange and the FCA.
Neither the SEC nor any U.S. state securities commission has approved, disproved or passed judgment upon the fairness or the merits of the Combination or determined if this Announcement is adequate, accurate or complete. Any representation to the contrary is a criminal offence in the U.S.
Overseas Shareholders
The release, publication or distribution of this Announcement in jurisdictions other than the UK, and the availability of the Combination to Dowlais Shareholders who are not resident in the UK, may be restricted by law and therefore any persons who are not resident in the UK or who are subject to the laws of any jurisdiction other than the UK (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the UK or who are subject to the laws of another jurisdiction to participate in the Combination or to vote their Dowlais Shares in respect of the Scheme at the Court Meeting, or to execute and deliver Forms of Proxy appointing another to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located or to which they are subject. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Combination disclaim any responsibility or liability for the violation of such restrictions by any person.
Unless otherwise determined by AAM or required by the Code, and permitted by applicable law and regulation, the Combination shall not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Combination by any such use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction.
Accordingly, copies of this Announcement and any formal documentation relating to the Combination are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Combination.
Further details in relation to Dowlais Shareholders in overseas jurisdictions will be contained in the Scheme Document(or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents).
Additional information for U.S. investors in Dowlais
The Combination relates to an offer for the shares of an English company and is proposed to be implemented by means of a scheme of arrangement provided for under English company law. The Combination, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the related proxy solicitation rules under the U.S. Exchange Act. Accordingly, the Combination is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company in the UK listed on the London Stock Exchange, which differ from the disclosure requirements of the U.S. tender offer and related proxy solicitation rules. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer and determines to extend the Takeover Offer into the U.S., such Takeover Offer will be made in compliance with applicable U.S. laws and regulations.
The New AAM Shares to be issued pursuant to the Combination have not been and will not be registered under the U.S. Securities Act, and may not be offered or sold by AAM in the U.S. absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New AAM Shares to be issued pursuant to the Combination will be issued pursuant to the exemption from registration set forth in Section 3(a)(10) of the U.S. Securities Act. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New AAM Shares. In this event, Dowlais Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to all such documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to AAM’s contact for enquiries identified above.
This Announcement contains, and the Scheme Document will contain certain unaudited financial information relating to Dowlais that has been prepared in accordance with UK-endorsed International Financial Reporting Standards (“IFRS”) and thus may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with U.S. generally accepted accounting principles. U.S. generally accepted accounting principles differ in certain significant respects from IFRS.
Dowlais is incorporated under the laws of a non-U.S. jurisdiction, some or all of Dowlais’ officers and directors reside outside the U.S., and some or all of Dowlais’ assets are or may be located in jurisdictions outside the U.S. Therefore, U.S. Dowlais Shareholders (defined as Dowlais Shareholders who are U.S. persons as defined in the U.S. Internal Revenue Code or “IRC”) may have difficulty effecting service of process within the U.S. upon those persons or recovering against Dowlais or its officers or directors on judgments of U.S. courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment. It may not be possible to sue Dowlais or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.
In accordance with normal United Kingdom practice, AAM or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, shares or other securities of Dowlais outside of the U.S., other than pursuant to the Combination, until the date on which the Combination and/or Scheme becomes effective, lapses or is otherwise withdrawn. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any such purchases by AAM will not be made at prices higher than the price of the Combination provided in this Announcement unless the price of the Combination is increased accordingly. Any information about such purchases or arrangements to purchase shall be disclosed as required in the UK, shall be reported to a Regulatory Information Service and shall be available on the London Stock Exchange website at www.londonstockexchange.com.
High-Level U.S. Federal Income Tax Consequences
The receipt of New AAM Shares and cash by Dowlais Shareholders as consideration for the transfer of Dowlais Shares pursuant to the Combination may be a taxable transaction for U.S. federal income tax purposes and under applicable U.S. state and local, as well as foreign and other, tax laws. Such consequences, if any, are not generally described herein.
For certain Dowlais Shareholders, Section 304 of the IRC may apply to the Combination if the Dowlais Shareholders, in the aggregate, own stock of AAM possessing 50 per cent. or more of the total combined voting power or 50 per cent. or more of the total combined value of all classes of stock of AAM immediately following Completion, taking into account certain constructive ownership rules under the IRC and, in the case of a Dowlais Shareholder who also owns AAM common stock, taking into account any New AAM Shares received by such Dowlais Shareholder as a result of the Combination. If Section 304 of the IRC were to apply to the Combination, the cash consideration received pursuant to the Combination may be subject to U.S. federal income tax as a deemed dividend (“U.S. Deemed Dividend Tax”). A Dowlais Shareholder should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder receives cash under the Combination and also owns AAM Shares. Further, even if a Dowlais Shareholder also owns AAM Shares, it should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder owns (i) an equivalent or greater percentage of AAM Shares than Dowlais Shares at Completion, and (ii) its indirect ownership interest in Dowlais is not therefore reduced as a result of the Combination, taking into account certain constructive ownership rules and the AAM Shares received as consideration in the Combination.
For U.S. Dowlais Shareholders, dividends are generally taxable as ordinary income, subject to any reduced tax rates or deductions provided under the IRC. U.S. Dowlais Shareholders who do not actually or constructively own any AAM Shares immediately prior to the Combination will recognise a capital gain or loss equal to the difference between the amount of cash received and such U.S. holder’s tax basis in the portion of its Dowlais Shares that is exchanged for such cash.
For Non-U.S. Dowlais Shareholders, U.S. Deemed Dividend Tax will be collected via a withholding tax at a 30 per cent. rate (or such lower rate as may be specified by an applicable income tax treaty) from the cash consideration received pursuant to the Combination. To establish whether such withholding is required from the cash consideration paid to each Non-U.S. Dowlais Shareholder, each Non-U.S. Dowlais Shareholder must, if necessary, complete a certificate, in the form to be provided in circumstances where it is necessary, certifying whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax. The certification process is not standardised, and depends upon information properly flowing through the brokerage network. To the extent relevant, you should consult your retail broker as to the procedures they employ; it is possible that some brokers may be unfamiliar with this process.
Failure by a Non-U.S. Dowlais Shareholder to complete and return such certificate may result in withholding tax at a rate of 30 per cent. (or such lower rate as may be specified by an applicable income tax treaty) on the full amount of the cash payable to such Non-U.S. Dowlais Shareholder.

If excess amounts are withheld from the cash consideration payable to a Non-U.S. Dowlais Shareholder, the Non-U.S. Dowlais Shareholder may obtain a refund of any such excess amounts by timely filing an appropriate claim with the IRS.
Dowlais Shareholders that may be concerned about the application of Section 304 of the IRC and the potential treatment of the cash consideration as a deemed dividend for U.S. federal income tax purposes should take this into account when determining whether to make an election under the Mix and Match Facility to receive different proportions of cash and New AAM Shares in respect of their holdings in Dowlais Shares, which would impact the amount of Dowlais Shares attributed to them after the Combination.
The receipt of consideration in exchange for Dowlais Shares pursuant to the Combination may also be subject, under certain circumstances, to FATCA or other backup withholding with respect to a Dowlais Shareholder that does not satisfy certain rules with respect to its identity under U.S. or other tax laws applicable to such Dowlais Shareholder.
Each Dowlais Shareholder is urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Combination, including in light of the potential application of Section 304 of the IRC to the Combination.
Forward-looking statements
This Announcement (including information incorporated by reference in this Announcement), oral statements made regarding the Combination, and other information published by AAM and Dowlais contain statements which are, or may be deemed to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on assumptions, expectations, valuations, targets, estimates, forecasts and projections of AAM and Dowlais about future events, and are therefore subject to risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements contained in this Announcement include statements relating to the expected effects of the Combination on the AAM Group, the Dowlais Group and the Combined Group, such as the statements about the expected profitable growth, value-enhancing investments, sustainable capital returns and other characteristics of the Combined Group, the expected timing and scope of the Combination and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “budgets”, “targets”, “aims”, “scheduled”, “estimates”, “forecast”, “intends”, “anticipates”, “seeks”, “prospects”, “potential”, “possible”, “assume” or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. AAM and Dowlais give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risks (known and unknown) and uncertainties (and other factors that are in many cases beyond the control of AAM and/or Dowlais) because they relate to events and depend on circumstances that may or may not occur in the future.
There are a number of factors that could affect the future operations of the AAM Group, the Dowlais Group and/or the Combined Group and that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include the satisfaction (or, where permitted, waiver) of the Conditions, as well as additional factors, such as: domestic and global business and economic conditions; the impact of pandemics, asset prices; market-related risks such as fluctuations in interest rates and exchange rates, industry trends, competition, changes in government and regulation, changes in the policies and actions of governments and/or regulatory authorities (including changes related to capital and tax), changes in political and economic stability (including exposures to terrorist activities, the UK’s exit from the European Union, Eurozone instability, disruption in business operations due to reorganisation activities, interest rate, inflation, deflation and currency fluctuations), the timing impact and other uncertainties of future or planned acquisitions or disposals or offers, the inability of the Combined Group to realise successfully any anticipated synergy benefits when the Combination is implemented (including changes to the board and/or employee composition of the Combined Group), the inability of the AAM Group to integrate successfully the Dowlais Group’s operations and programmes when the Combination is implemented, the Combined Group incurring and/or experiencing unanticipated costs and/or delays (including IT system failures, cyber-crime, fraud and pension scheme liabilities), or difficulties relating to the Combination when the Combination is implemented. Other unknown or unpredictable factors could affect future operations and/or cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. It is not possible to foresee or identify all such factors.
Each forward-looking statement speaks only as of the date of this Announcement. Neither the AAM Group nor the Dowlais Group, nor any of their respective associates or directors, officers or advisers, provides any representation, warranty, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Announcement will actually occur. Forward-looking statements involve inherent risks and uncertainties. All forward-looking statements contained in this Announcement are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Readers are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations (including, without limitation, under the Code, the UK Market Abuse Regulation, the DTRs and applicable U.S. securities laws), neither the AAM Group nor the Dowlais Group is under or undertakes any obligation, and each of the foregoing expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
For a discussion of important risk factors that could cause AAM’s actual results to differ materially from the expectations in the forward-looking statements, see Part I, Item 1A. under the heading “Risk Factors” in its Form 10-K for the fiscal year ended December 31, 2023 and Part II, Item 1A under the heading “Risk Factors” in quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024 filed with the SEC which also contain additional information regarding forward-looking statements with respect to AAM.
Solicitation
This Announcement may be deemed to be solicitation material in respect of the Combination, including the issuance of the New AAM Shares in respect of the Combination. In connection with the foregoing proposed issuance of the New AAM Shares, AAM expects to file the AAM Proxy Statement. To the extent the Combination is effected as a scheme of arrangement under English law, the issuance of the New AAM Shares in connection with the Combination would not be expected to require registration under the U.S. Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the U.S. Securities Act. In the event that AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the New AAM Shares that would be issued in the Combination. Investors and shareholders are urged to read the AAM Proxy Statement, the Scheme Document, and other relevant documents filed or to be filed with the SEC or incorporated by reference in the AAM Proxy Statement (if any) carefully when they become available because they will contain important information about AAM, the Combination and related matters. Investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at www.aam.com/investors.
Participants in the Solicitation
AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM’s Shareholders in respect of the Combination, including the proposed issuance of New AAM Shares. Information regarding AAM’s directors and executive officers is contained in the Annual Report on Form 10-K for the fiscal year ended 31 December 2023 of AAM, which was filed with the SEC on 16 February 2024, the definitive proxy statement on Schedule 14A for the 2024 annual meeting of stockholders of AAM, which was filed with the SEC on 21 March 2024 and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the AAM Proxy Statement relating to the Combination when it is filed with the SEC. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the AAM Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or

Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and AAM’s website at www.aam.com/investors.
No profit forecasts or estimates
The AAM FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The AAM FY24 Profit Estimate is set out in paragraph 9 of this Announcement, and the assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the AAM Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 4 of this Announcement.
The Dowlais FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The Dowlais FY24 Profit Estimate is set out in of this Announcement, and the assumptions and basis of preparation on which the Dowlais FY24 Profit Estimate is based and the Dowlais Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 5 of this Announcement.
Other than the AAM FY24 Profit Estimate and Dowlais FY24 Profit Estimate, nothing in this Announcement (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or to be interpreted to mean that earnings or earnings per share for AAM or Dowlais for the current or future financial years, will necessarily match or exceed the historical published earnings or earnings per share for AAM or Dowlais, as appropriate.
Quantified Financial Benefits Statement
Statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this Announcement generally, should be construed as a profit forecast or interpreted to mean that the Combined Group’s earnings in the first full year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this Announcement is the responsibility of AAM and the AAM Directors.
Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the Announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the tenth business day (as defined in the Code) following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the tenth business day (as defined in the Code) following the Announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day (as defined in the Code) following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.
Electronic Communications
Please be aware that addresses, electronic addresses and certain information provided by Dowlais Shareholders, persons with information rights and other relevant persons for the receipt of communications from Dowlais may be provided to AAM during the Offer Period as required under section 4 of Appendix 4 to the Code to comply with Rule 2.11(c) of the Code.
Publication on a website and availability of hard copies
This Announcement and the documents required to be published pursuant to Rule 26 of the Code will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on AAM’s website at www.aam.com/investors/offer-for-Dowlais-Group-plc and on Dowlais’ website at www.dowlais.com promptly and in any event by no later than 12 noon on the business day (as defined in the Code) following the date of this Announcement. Neither the content of the websites referred to in this Announcement nor the content of any website accessible from hyperlinks in this Announcement is incorporated into, or forms part of, this Announcement.
Dowlais Shareholders and persons with information rights may, subject to applicable securities laws, request a hard copy of this Announcement (and any information incorporated into it by reference to another source), free of charge, by contacting Dowlais’ registrars, Equiniti, by: (i) submitting a request in writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, United Kingdom; or (ii) contacting Equiniti, between 8.30 a.m. and 5.30 p.m. (London time), Monday to Friday (excluding English and Welsh public holidays) on +44 (0) 371 384 2030 (please use the country code when calling from outside the UK). A person so entitled may, subject to applicable securities laws, also request that all future documents, announcements and information to be sent in relation to the Combination should be in hard copy form.
Rounding
Certain figures included in this Announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.
Rule 2.9 disclosure
In accordance with Rule 2.9 of the Code, AAM confirms that as at the date of this Announcement, it has in issue and admitted to trading on the on the New York Stock Exchange (NYSE:AXL) 117,581,028 shares of common stock of $0.01 each (excluding common stock held in treasury). The International Securities Identification Number (ISIN) of the common stock is US0240611030.
In accordance with Rule 2.9 of the Code, Dowlais confirms that as at the date of this Announcement, it has in issue and admitted to trading on the Main Market of the London Stock Exchange 1,344,524,115 ordinary shares of 1 pence each (excluding ordinary shares held in treasury). The International Securities Identification Number (ISIN) of the ordinary shares is GB00BMWRZ071.

General
If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under FSMA if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

APPENDIX 1
CONDITIONS TO AND CERTAIN FURTHER TERMS OF THE COMBINATION
The Combination will be subject to the terms and conditions set out in this Appendix 1 and in the Scheme Document.
PART 1
1.
Long Stop Date

The Combination will be conditional on the Scheme becoming unconditional and becoming Effective, subject to the Code, by no later than 11.59 p.m. (London time) on the Long Stop Date.
2.
Scheme approval

The Scheme will be subject to the following conditions:
(a)   (i)
its approval by a majority in number representing not less than 75 per cent. in value of the Scheme Shareholders who are on the register of members of Dowlais at the Voting Record Time (or the relevant class or classes thereof, if applicable), in each case present, entitled to vote and voting, either in person or by proxy, at the Court Meeting or at any separate class meeting which may be required by the Court (as applicable) or at any adjournment of any such meeting; and

(ii)
the Court Meeting and any separate class meeting which may be required by the Court (or any adjournment of any such meeting) being held on or before the 22nd day after the expected date of the Court Meeting to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

(b)   (i)
the Resolutions being duly passed by the requisite majority or majorities of Dowlais Shareholders at the General Meeting (or any adjournment thereof); and

(ii)
the General Meeting being held on or before the 22nd day after the expected date of the General Meeting to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

(c)   (i)
the sanction of the Scheme by the Court (without modification or with modification on terms agreed by AAM and Dowlais) and delivery of a copy of the Court Order to the Registrar of Companies in England and Wales; and

(ii)
the Sanction Hearing being held on or before the 22nd day after the expected date of the Sanction Hearing to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow).

In addition, AAM and Dowlais have agreed that, subject as stated in Part 2 below and to the requirements of the Panel the Combination will be conditional on the following Conditions and, accordingly, the necessary actions to make the Scheme Effective will not be taken unless the following Conditions (as amended if appropriate) have been satisfied or, where relevant, waived:

3.
Official authorisations and regulatory clearances

Antitrust Approvals
EU
(a)
insofar as the Combination constitutes, or is deemed to constitute, a concentration with a Community dimension within the scope of Council Regulation (EC) 139/2004 (as amended) (the “EUMR”), one of the following having occurred:

(i)
the European Commission (the “Commission”) indicating that the arrangement notified does not fall within the scope of the EUMR pursuant to Article 6(1)(a) of the EUMR; or

(ii)
the Commission indicating that the concentration is compatible with the internal market pursuant to Articles 6(1)(b), (including in conjunction with Article 6(2)), 8(1) or 8(2) of the EUMR unconditionally or on terms reasonably satisfactory to AAM, or having been deemed to have done so pursuant to Article 10(6); or

(iii)
if the Commission makes a referral in whole or in part under Article 4(4) or Article 9 of the EUMR, or is deemed to have made such a reference, to a competent authority of one or more Member States whose laws prohibit the parties from completing the Combination before clearance is obtained under national merger control, such clearance being obtained (or being deemed to be obtained) whether unconditionally or on terms reasonably satisfactory to AAM from the competent authority or authorities of the relevant Member State or States (and the Commission as applicable, where such referral has been made in part), or any relevant waiting periods having expired (provided that if the Commission makes a referral of the whole of the concentration under Article 4(4) or Article 9 of the EUMR to the competent authority or authorities of one or more Member States whose laws in each case do not prohibit the parties from completing the Combination before clearance is obtained under national merger control, this clause (iii) shall be deemed to be satisfied),

(the “EU Antitrust Condition”);
United Kingdom
(b)
insofar as the Combination constitutes, or is deemed to constitute, a relevant merger situation within the meaning of Part 3 of the Enterprise Act 2002 (the “EA”) one of the following having occurred:

(i)
following submission of a CMA Briefing Paper to the Competition and Markets Authority (“CMA”) and with respect to the Combination:

(A)
the CMA’s position as most recently communicated to the parties being that it has no further questions in respect of the Combination; and

(B)
as at the date on which all other Conditions are satisfied or waived, the CMA not having: (I) requested submission of a Merger Notice; or (II) given notice to either party that it is commencing a Phase 1 Investigation; or (III) indicated that the statutory review period in which the CMA has to decide whether to make a reference under Section 34ZA of the EA has begun; or (IV) requested documents or attendance by witnesses under Section 109 of the EA, which may indicate it is considering commencing the aforementioned review period in respect of the Combination; or

(ii)
where the CMA has commenced an investigation following the submission of a CMA Briefing Paper or a Merger Notice, the CMA either:

(A)
having confirmed on terms reasonably satisfactory to AAM that the Combination or any matter arising therefrom or related thereto will not be subject to a Phase 2 reference under the EA or on any other statutory basis (a “Phase 2 CMA Reference”), or the applicable time period for the CMA to make a Phase 2 CMA Reference having expired without the CMA having made such a Phase 2 CMA Reference; or
(B)
in the event that a Phase 2 CMA Reference is made in relation to the Combination, the CMA either:

I.
concluding in a report published in accordance with Section 38 of the EA that neither the Combination nor any matter arising from or relating to the Combination nor any part of it has or is expected to result in a substantial lessening of competition within any market or markets in the United Kingdom for goods or services; or

II.
allowing the Combination and any matter arising from or relating to the Combination to proceed on terms reasonably satisfactory to AAM,

(the “UK Antitrust Condition”);
United States
(c)
insofar as the Combination constitutes, or is deemed to constitute, a notifiable acquisition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and any successor to such statute, rules, or regulations (the “HSR Act”), the waiting period applicable to the consummation of the Combination under the HSR Act having expired or terminated, and any voluntary agreement between AAM and/or Dowlais and the U.S. Federal Trade Commission or the U.S. Department of Justice pursuant to which AAM and/or Dowlais has agreed not to consummate the Combination for any period of time (such agreement being on terms reasonably satisfactory to AAM) is no longer in effect (the “U.S. Antitrust Condition”);

China
(d)
insofar as the Combination constitutes, or is deemed to constitute, a notifiable concentration of undertakings within the meaning of Article 25 of the Anti-Monopoly Law of the People’s Republic of China (as amended) and its implementing regulations (the “PRC AML”), and following notification of the Combination to the China’s State Administration for Market Regulation (“SAMR”), SAMR issuing a formal notice approving the Combination (unconditionally or on terms reasonably satisfactory to AAM) in order for AAM to consummate the Combination (the “China Antitrust Condition”);

South Korea
(e)
insofar as the Combination constitutes, or is deemed to constitute, a notifiable acquisition under the Monopoly Regulation and Fair Trade Act of the Republic of Korea (“MRFTA”), the Korea Fair Trade Commission (“KFTC”) having either: issued an approval notification pursuant to the MRFTA that the Combination does not violate Article 9 paragraph 1 (Restriction on Business Combination) of the MRFTA (as applicable); or if the KFTC issues an examiner’s report, issued a decision approving the Combination whether unconditionally or subject to conditions reasonably satisfactory to AAM (the “Korea Antitrust Condition”);

Mexico
(f)
insofar as the Combination constitutes, or is deemed to constitute a notifiable acquisition under the Mexican Federal Economic Competition Law, the parties having received unconditional approval or approval on terms reasonably satisfactory to AAM from the Mexican Federal Economic Competition Commission (Comisión Federal de Competencia Económica) (“COFECE”) or any authority that succeeds it under the applicable Mexican Federal Economic Competition Law or any other applicable law regulating competition that may be enacted having expired (the “Mexico Antitrust Condition”);

Brazil
(g)
insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition under Law No. 12,529 of 2011, either of the following having occurred:

(i)
the Brazilian Antitrust Governmental Authority (Conselho Administrativo de Defesa Econômica) (“CADE’s”) General Superintendence Office issuing a decision approving or clearing the Combination without conditions or on terms reasonably satisfactory to AAM and an additional mandatory fifteen day waiting period following publication of the decision in the Federal Official Gazette (Diário Oficial da União) having lapsed with no related appeal by a third party or request for further review by any of CADE’s commissioners; or

(ii)
in the event that any appeal is filed, further review is requested by CADE’s Tribunal or CADE’s General Superintendence Office does not clear the Combination without conditions and refers the Combination to CADE’s tribunal, the publication of the final decision approving the Combination by CADE’s tribunal with or without any conditions, on terms reasonably satisfactory to AAM, deemed unappealable at the administrative sphere, (the “Brazil Antitrust Condition”);

Foreign Investment Approvals
France
(h)
insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition under Articles L. 151-3 and followings and Articles R. 151-1 and followings of the French Monetary and Financial Code (Code monétaire et financier) (the “French FDI Law”), one of the following having occurred:

(i)
an expressed decision by the French Minister of the Economy or any person belonging to the General Directorate of the Treasury (Direction Générale du Trésor) officially empowered to deliver decisions under Article L. 151-3 of the French Monetary and Financial Code in his name and behalf (the “French FDI Authority”) that the Combination does not fall within the scope of the French FDI Law; or

(ii)
an expressed decision by the French FDI Authority, pursuant to French FDI Law, that authorises the completion of the Combination unconditionally or on terms reasonably satisfactory to AAM,

(the “France FDI Condition”);
Germany
(i)
insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition by the German Federal Ministry for Economic Affairs and Climate Action (Bundesministerium für Wirtschaft und Klimaschutz — “BMWK”), one of the following having occurred:

(i)
the BMWK issuing: (A) a clearance (Freigabe) pursuant to Section 58a para. 1 sentence 1 or sec. 61 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) (“AWV”) without conditions or on terms reasonably satisfactory to AAM, or (B) a certificate of non-objection (Unbedenklichkeitsbescheinigung) pursuant to Section 58 para. 1 sentence 1 AWV; or

(ii)
the BMWK having not issued a clearance, certificate of non-objection or initiated a formal investigation for the Combination within two months of receipt of an application for a clearance or a certificate of non-objection; or within any applicable extension period pursuant to Sec. 14a(1) No. 1 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz) (“AWG”); or

(iii)
the BMWK having not prohibited (untersagt) the Combination within the periods specified in Section 14a AWG; or

(iv)
the BMWK declaring in writing that the Combination can be closed without having obtained prior approval from the BMWK.

(the “Germany FDI Condition”);
EU Foreign Subsidies Regulation
(j)
insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition under Regulation (EU) 2022/2560 of the European Parliament and of the Council on foreign subsidies distorting the internal market (the “EU FSR”), or the Commission requests such notification under Article 21(5) of the EU FSR, any of the following having occurred:

(i)
the Commission declaring that the Combination does not fall within the scope of the EU FSR; or

(ii)
the Commission either declaring that there are insufficient indications to initiate an in-depth investigation and closing a preliminary review pursuant to Article 10(4) of the EU FSR or not initiating an in-depth investigation within the relevant period provided for in Article 24 of the EU FSR; or

(iii)
the Commission not adopting a decision specified in Article 25(3) of the EU FSR within the time period specified in Article 25(4) of the EU FSR, following an in-depth investigation; or

(iv)
following an in-depth investigation, the Commission either issuing a no objection decision pursuant to Article 11(4) (in conjunction with Article 25(3)(b)); or a decision on terms reasonably satisfactory to AAM pursuant to Article 11(3) (in conjunction with Article 25(3)(a) of the EU FSR).

(the “EU FSR Condition”);
4.
AAM Shareholder approval

(a)
the approval by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting of the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares; and

(b)
the approval by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the AAM Shareholder Meeting of the issuance of the New AAM Shares in connection with the Combination;

5.
Listing on the New York Stock Exchange, effectiveness of registration

(a)
confirmation having been received by AAM that the New AAM Shares to be issued in connection with the Combination have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange; and

(b)
in the event that the Combination is implemented by way of a Takeover Offer, or otherwise absent an available exemption from the registration requirements of the U.S. Securities Act, AAM’s registration statement having been declared effective by the SEC and no stop order having been issued or proceedings for suspension of the effectiveness of AAM’s registration statement having been initiated by the SEC and AAM having received all necessary U.S. state securities law or blue sky authorisations;

6.
General Third Party approvals

(a)
the waiver (or non-exercise within any applicable time limits) by any Relevant Authority or any other body or person whatsoever in any jurisdiction (each a “Third Party”) of any termination right, right of pre-emption, first refusal or similar right (which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination) arising as a result of or in connection with the Combination including, without limitation, its implementation and financing or the proposed direct or indirect Combination of any shares or other securities in, or control or management of, Dowlais by AAM or any member of the Wider AAM Group;
(b)
in addition to the competition law and regulatory approvals referred to in Condition 3 (Official authorisations and regulatory clearances) above, all necessary filings or applications having been made in connection with the Combination and all statutory or regulatory obligations in any jurisdiction having been complied with in connection with the Combination or the Combination by any member of the Wider AAM Group following consultation with Dowlais of any shares or other securities in, or control of, Dowlais and all authorisations, orders, grants, recognitions, determinations, confirmations, consents, licences, clearances, permissions, exemptions and approvals reasonably deemed necessary or appropriate by AAM or any member of the Wider AAM Group for or in respect of the Combination including without limitation, its implementation and financing or the proposed direct or indirect Combination of any shares or other securities in, or control of, Dowlais or any member of the Wider Dowlais Group by any member of the Wider AAM Group having been obtained in terms and in a form reasonably satisfactory to AAM from all appropriate Third Parties or persons with whom any member of the Wider Dowlais Group has entered into contractual arrangements and all such authorisations, orders, grants, recognitions, determinations, confirmations, consents, licences, clearances, permissions, exemptions and approvals deemed necessary or appropriate to carry on the business of any member of the Wider Dowlais Group which are material in the context of the AAM Group or the Dowlais Group as a whole or for or in respect of the Combination, including (without limitation) its implementation or financing remaining in full force and effect and all filings necessary for such purpose having been made and there being no notice or intimation of any intention to revoke or not to renew any of the same at the time at which the Combination becomes otherwise unconditional and all necessary statutory or regulatory obligations in any jurisdiction having been complied with; and

(c)
including in relation to the U.S. Antitrust Condition but other than in relation to the other approvals referred to in Condition 3 (Official authorisations and regulatory clearances) above, no Third Party (including for the avoidance of doubt the United States Federal Trade Commission or the Antitrust Division of the United States Department of Justice or any state Attorney General within the United States) having given notice of a decision to take, institute, implement or threaten any action, proceeding, suit, investigation, enquiry or reference (and, in each case, not having withdrawn the same), or having enacted, made or proposed any statute, regulation, decision or order, or change to published practice or having taken any other steps, and there not continuing to be outstanding any statute, regulation, decision, injunction or order, which in each case would reasonably be expected to:

(i)
require, prevent or materially delay the divestiture, or materially alter the terms envisaged for any proposed divestiture by any member of the Wider AAM Group or any member of the Wider Dowlais Group of all or any portion of their respective businesses, assets or property or impose any limitation on the ability of any of them to conduct their respective businesses (or any of them) or to own, control or manage any of their respective assets or properties or any part thereof which, in any such case, is material in the context of the Wider AAM Group or the Wider Dowlais Group in either case taken as a whole;

(ii)
require, prevent or materially delay, or alter the terms envisaged for, any proposed divestiture by any member of the Wider AAM Group of any shares or other securities in Dowlais;

(iii)
impose any material limitation on, or result in a material delay in, the ability of any member of the Wider AAM Group directly or indirectly to acquire or to hold or to exercise effectively all or any rights of ownership in respect of shares or loans or securities convertible into shares or any other securities (or the equivalent) in any member of the Wider Dowlais Group or the Wider AAM Group or to exercise voting or management control over any such member;

(iv)
save as Disclosed, materially adversely limit the ability of any member of the Wider AAM Group or of the Wider Dowlais Group to conduct, integrate or co-ordinate its business, or any part of it, with the businesses or any part of the businesses of any member of the Wider

AAM Group or of the Wider Dowlais Group in a manner which is materially adverse in the context of the Wider AAM Group or Wider Dowlais Group, in either case taken as a whole;
(v)
otherwise materially adversely affect the business, assets, profits or prospects of any member of the Wider AAM Group or of any member of the Wider Dowlais Group to an extent which is material in the context of the Wider AAM Group or the Wider Dowlais Group in either case taken as a whole or in the context of the Combination;

(vi)
make the Combination or its implementation by AAM or any member of the Wider AAM Group of any shares or other securities in, or control of, Dowlais void, illegal, and/or unenforceable under the laws of any jurisdiction, or otherwise, directly or indirectly, restrain, restrict, prohibit, materially delay or otherwise interfere with the same, or impose material additional conditions or obligations with respect thereto;

(vii)
require (save as envisaged by the Combination or sections 974 to 991 (inclusive) of the Companies Act) any member of the Wider AAM Group or the Wider Dowlais Group to offer to acquire any shares or other securities (or the equivalent) or interest in any member of the Wider Dowlais Group or the Wider AAM Group owned by any Third Party, in each case to an extent which is material in the context of the Wider AAM Group or the Wider Dowlais Group in either case taken as a whole or in the context of the Combination; or

(viii)
result in any member of the Wider Dowlais Group ceasing to be able to carry on business under any name under which it presently does so, to an extent which is material in the context of the Wider Dowlais Group taken as a whole, and all applicable waiting and other time periods (including any extensions thereof) during which any such Third Party could institute, implement or threaten any action, proceeding, suit, investigation, enquiry or reference or any other step under the laws of any jurisdiction in respect of the Combination or the Combination or proposed Combination of any Dowlais Shares having expired, lapsed or been terminated;
7.
Certain matters arising as a result of any arrangement, agreement etc.

save as Disclosed, there being no provision of any agreement, arrangement, licence, permit or other instrument to which any member of the Wider Dowlais Group is a party or by or to which any such member or any of its assets are or may be bound, entitled or subject, or any circumstance which, in each case as a consequence of the Combination of any shares or other securities (or equivalent) in Dowlais or because of a change in the control or management of Dowlais or otherwise, would reasonably be expected to result in any of the following to an extent which is material and adverse in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination:
(a)
any monies borrowed by or any other indebtedness or liabilities (actual or contingent) of, or grant available to any such member, being or becoming repayable or capable of being declared repayable immediately or earlier than their or its stated maturity date or repayment date or the ability of any such member to borrow monies or incur any indebtedness being withdrawn or inhibited or being capable of becoming or being withdrawn or inhibited;

(b)
any such agreement, arrangement, licence, permit or instrument or the rights, liabilities, obligations or interests of any such member thereunder being terminated or adversely modified or affected or any onerous obligation or liability arising or any adverse action being taken or arising thereunder;

(c)
any assets or interests of any such member being or failing to be disposed of or charged or ceasing to be available to any such member or any right arising under which any such asset or interest would reasonably be expected to be required to be disposed of or charged or could reasonably be expected to cease to be available to any such member otherwise than in the ordinary course of business;

(d)
save in the ordinary and usual course of business, the creation or enforcement of any mortgage, charge or other security interest over the whole or any part of the business, property, assets or interest of any such member or any such mortgage, charge or other security interest (whenever arising or having arisen) becoming enforceable;

(e)
the rights, liabilities, obligations or interests of any such member in, or the business of any such member with, any person, firm, company or body (or any arrangement or arrangements relating to any such interest or business) being terminated, adversely modified or affected;

(f)
the value of any such member or its financial or trading position or prospects being prejudiced or adversely affected;

(g)
any such member ceasing to be able to carry on business under any name under which it presently does so;

(h)
the creation or acceleration of any liability, actual or contingent, by any such member (including any material tax liability or any obligation to obtain or acquire any material authorisation, order, grant, recognition, determination, confirmation, consent, licence, clearance, permission, exemption, approval, notice, waiver, concession, agreement or exemption from any Third Party or any person) other than trade creditors or other liabilities incurred in the ordinary course of business or in connection with the Combination; or

(i)
any requirement on any such member to acquire, subscribe, pay up or repay any shares or other securities (or the equivalent),

and no event having occurred which, under any provision of any agreement, arrangement, licence, permit or other instrument to which any member of the Wider Dowlais Group is a party or by or to which any such member or any of its assets may be bound, entitled or subject, would reasonably be expected to result in any of the events or circumstances as are referred to in paragraphs (a) to (i) of this Condition 7, in each case to an extent which is material and adverse in the context of the Wider Dowlais Group taken as a whole;
8.
Certain events occurring since Last Accounts Date

save as Disclosed, no member of the Wider Dowlais Group having, since the Last Accounts Date:
(a)
save as between Dowlais and wholly owned subsidiaries of Dowlais or for Dowlais Shares issued under or pursuant to the exercise of options and vesting of awards granted under the Dowlais Share Plans in the ordinary course, issued or agreed to issue, authorised or proposed the issue of additional shares of any class;

(b)
save as between Dowlais and wholly owned subsidiaries of Dowlais for the grant of options and awards and other rights under the Scheme Shares in the ordinary course, issued, or agreed to issue, authorised or proposed the issue of securities convertible into shares of any class or rights, warrants or options to subscribe for, or acquire, any such shares or convertible securities;

(c)
other than to another member of the Wider Dowlais Group, sold (or agreed to transfer or sell) any shares held in treasury;

(d)
other than to another member of the Dowlais Group, prior to the Effective Date, recommended, declared, paid or made or proposed to recommend, declare, pay or make any bonus issue, dividend or other distribution whether payable in cash or otherwise, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme;

(e)
save for intra-Dowlais Group transactions, authorised, implemented or announced any merger or demerger with any body corporate or acquired or disposed of or transferred, mortgaged or charged or created any security interest over any assets or any right, title or interest in any asset (including shares and trade investments) or authorised or proposed or announced any intention to propose any merger, demerger, acquisition or disposal, transfer, mortgage, charge or security interest, in each case, other than in the ordinary course of business and, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(f)
save for intra-Dowlais Group transactions, made or authorised or proposed or announced an intention to propose any material change in its loan capital, to the extent which is material in the context of the Wider Dowlais Group taken as a whole;

(g)
issued, authorised or proposed the issue of, or made any change in or to, any debentures or (save for intra-Dowlais Group transactions or save in the ordinary course of business), incurred or increased any indebtedness or become subject to any liability (actual or contingent) to an extent which, in each case, is material in the context of the Wider Dowlais Group taken as a whole;

(h)
other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, purchased, redeemed or repaid or announced any proposal to purchase, redeem or repay any of its own shares or other securities or reduced or, save in respect of the matters mentioned in paragraph (a) or (b) of this Condition 8 above, made any other change to any part of its share capital, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(i)
other than pursuant to the Combination and except for intra-Dowlais Group transactions, implemented, or authorised, proposed or announced its intention to implement, any reconstruction, merger, demerger, amalgamation, scheme, commitment or other transaction or arrangement otherwise than in the ordinary course of business, in each case to an extent which is material in the context of the Wider Dowlais Group taken as a whole;

(j)
been unable or deemed unable, or admitted in writing that it is unable, to pay its debts as they fall due or having stopped or suspended (or threatened to stop or suspend) payment of its debts generally or ceased or threatened to cease carrying on all or a substantial part of its business;

(k)
(other than in respect of a member which is dormant and was solvent at the relevant time) taken any corporate action or steps or had any legal proceedings started or threatened against it in relation to the suspension of payments, a moratorium of any indebtedness, its winding-up (voluntary or otherwise), dissolution or reorganisation or for the appointment of a receiver, administrative receiver, administrator, manager, trustee or similar officer of all or any of its assets or revenues or any analogous proceedings in any jurisdiction or appointed any analogous person in any jurisdiction or had any such person appointed, to the extent which is material in the context of the Wider Dowlais Group taken as a whole;

(l)
commenced negotiations with any of its creditors or taken any step with a view to rescheduling or restructuring any of its indebtedness or entered into a composition, compromise, assignment or arrangement with any of its creditors whether by way of a voluntary arrangement, scheme of arrangement, deed of compromise or otherwise, to the extent to which is material in the context of the Wider Dowlais Group taken as a whole;

(m)
waived, settled or compromised any claim (otherwise than in the ordinary course of business), which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(n)
entered into, varied or authorised any material agreement, transaction, arrangement or commitment (whether in respect of capital expenditure or otherwise) which:

(i)
is of a long-term, onerous or unusual nature or magnitude or which is reasonably likely to involve an obligation of such nature or magnitude (save in the ordinary course of business); or

(ii)
is likely to materially restrict the business of any member of the Wider Dowlais Group other than of a nature and to an extent which is normal in the context of the business concerned,

and, in either case, which is or would reasonably be expected to be material and adverse in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;
(o)
entered into any contract, commitment, arrangement or agreement otherwise than in the ordinary course of business or passed any resolution or made any offer (which remains open for acceptance)

with respect to or announced any intention to, or proposed to, effect any of the transactions, matters or events referred to in this Condition 8;
(p)
made any material alteration to its constitutional documents;

(q)
except in relation to changes made or agreed as a result of, or arising from, law or changes to law, made or agreed or consented to any change to:

(i)
the terms of the trust deeds constituting the pension scheme(s) established by any member of the Wider Dowlais Group for its directors or employees or their dependents;

(ii)
the contributions payable to any such scheme(s) or to the benefits which accrue or to the pensions which are payable thereunder;

(iii)
the basis on which qualification for, or accrual or entitlement to, such benefits or pensions are calculated or determined; or

(iv)
the basis upon which the liabilities (including pensions) of such pension schemes are funded, valued or made,

in each case, which has an effect that is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;
(r)
proposed, agreed to provide or modified the terms of any of the Dowlais Share Plans or other benefit constituting a material change relating to the employment or termination of employment of a material category of persons employed by the Wider Dowlais Group or which constitutes a material change to the terms or conditions of employment of any senior employee of the Wider Dowlais Group, save as agreed by the Panel (if required) and by AAM;

(s)
other than with the consent of AAM, taken (or agreed or proposed to take) any action which requires, or would require, the consent of the Panel or the approval of Dowlais Shareholders in a general meeting in accordance with, or as contemplated by, Rule 21.1 of the Code; or

(t)
save to the extent arising as a result of any change in applicable law, entered into or varied in a material way the terms of, any contract, agreement or arrangement with any of the directors or senior executives of any member of the Wider Dowlais Group (save for salary increases, bonuses or variations of terms in the ordinary course), other than as agreed by AAM and (if required) by the Panel;

9.
No adverse change, litigation or regulatory enquiry

save as Disclosed, since the Last Accounts Date:
(a)
no adverse change or deterioration having occurred in the business, assets, financial or trading position or profits or prospects or operational performance of any member of the Wider Dowlais Group which, in any such case, is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination and no circumstances have arisen which would or would reasonably be expected to result in such adverse change or deterioration;

(b)
no litigation, arbitration proceedings, prosecution or other legal proceedings to which any member of the Wider Dowlais Group is or may become a party (whether as a plaintiff, defendant or otherwise) and no enquiry, review or investigation by, or complaint or reference to, any Third Party or other investigative body against or in respect of any member of the Wider Dowlais Group having been instituted, announced, implemented or threatened by or against or remaining outstanding in respect of any member of the Wider Dowlais Group which in any such case which has had or would reasonably be expected to have a material adverse effect on the Wider Dowlais Group taken as a whole or in the context of the Combination;

(c)
no contingent or other liability of any member of the Wider Dowlais Group having arisen or become apparent to AAM or increased which has had or would reasonably be expected to have a material adverse effect on the Wider Dowlais Group, taken as a whole or in the context of the Combination;

(d)
no enquiry or investigation by, or complaint or reference to, any Third Party having been threatened, announced, implemented, instituted by or remaining outstanding against or in respect of any member by or the Wider Dowlais Group which in any case is material in the context of the Wider Dowlais Group taken as a whole;

(e)
no member of the Wider Dowlais Group having conducted its business in breach of any applicable laws and regulations which in any case is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; and

(f)
no steps having been taken which are likely to result in the withdrawal, cancellation, termination or materially adverse modification of any licence or permit held by any member of the Wider Dowlais Group which is necessary for the proper carrying on of its business and the withdrawal, cancellation, termination or materially adverse modification of which has had, or would reasonably be expected to have, an adverse effect which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

10.
No discovery of certain matters

(a)
save as Disclosed, AAM not having discovered:

(i)
that any financial, business or other information concerning the Wider Dowlais Group as contained in the information publicly disclosed at any time by or on behalf of any member of the Wider Dowlais Group is materially misleading, contains a material misrepresentation of fact or omits to state a fact necessary to make that information not materially misleading and which was not subsequently corrected before the date of this Announcement by disclosure either publicly or otherwise to AAM or its professional advisers, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; or

(ii)
that any member of the Wider Dowlais Group or partnership, company or other entity in which any member of the Wider Dowlais Group has a significant economic interest and which is not a subsidiary undertaking of Dowlais, is subject to any liability (actual or contingent) which is not disclosed in the annual report and accounts of Dowlais for the Last Accounts Date, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(b)
save as Disclosed, AAM not having discovered that:

(i)
any past or present member of the Wider Dowlais Group has failed to comply with any and/or all applicable legislation or regulation, of any jurisdiction with regard to the use, treatment, handling, storage, carriage, disposal, spillage, release, discharge, leak or emission of any waste or hazardous substance or any substance likely to impair the environment or harm human health or animal health or otherwise relating to environmental matters or the health and safety of humans, or that there has otherwise been any such use, treatment, handling, storage, carriage, disposal, spillage, release, discharge, leak or emission (whether or not the same constituted a non-compliance by any person with any such legislation or regulations, and wherever the same may have taken place) any of which storage, carriage, disposal, spillage, release, discharge, leak or emission would be likely to give rise to any material liability (actual or contingent) or cost on the part of any member of the Wider Dowlais Group and which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(ii)
there is, or is likely to be, for any reason whatsoever, any liability (actual or contingent) of any past or present member of the Wider Dowlais Group to make good, remediate, repair, reinstate or clean up any property or any controlled waters now or previously owned, occupied, operated or made use of or controlled by any such past or present member of the Wider Dowlais Group (or on its behalf) or by any person for which a member of the Wider Dowlais Group is or has been responsible, or in which any such member may have or previously have had or be deemed to have had an interest, under any environmental legislation, regulation, notice, circular or order of any Third Party and which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;
(iii)
circumstances exist (whether as a result of the making of the Combination or otherwise) which would be reasonably likely to lead to any Third Party instituting, or whereby any member of the Wider AAM Group or any present or past member of the Wider Dowlais Group would be likely to be required to institute, an environmental audit or take any other steps which would in any such case be reasonably likely to result in any liability (whether actual or contingent) to improve, modify existing or install new plant, machinery or equipment or carry out changes in the processes currently carried out or make good, remediate, repair, re-instate or clean up any land or other asset currently or previously owned, occupied or made use of by any past or present member of the Wider Dowlais Group (or on its behalf) or by any person for which a member of the Wider Dowlais Group is or has been responsible, or in which any such member may have or previously have had or be deemed to have had an interest which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; or

(iv)
circumstances exist whereby a person or class of persons would be likely to have any claim or claims in respect of any product or process of manufacture or materials used therein currently or previously manufactured, sold or carried out by any past or present member of the Wider Dowlais Group which claim or claims would be likely, materially and adversely, to affect any member of the Wider Dowlais Group and which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; and

11.
Anti-corruption, economic sanctions, criminal property and money laundering save as Disclosed and save as is not material in each case in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination, AAM not having discovered that:
(a)
(i) any past or present member, director, officer or employee of the Wider Dowlais Group is or has at any time engaged in any activity, practice or conduct which would constitute an offence under the Bribery Act 2010, the U.S. Foreign Corrupt Practices Act of 1977 or any other applicable anti-corruption or anti-bribery law, rule or regulation or any other applicable law, rule or regulation concerning improper payments or kickbacks; or (ii) any person that performs or has performed services for or on behalf of the Wider Dowlais Group is or has at any time engaged in any activity, practice or conduct in connection with the performance of such services which would constitute an offence under the Bribery Act 2010, the U.S. Foreign Corrupt Practices Act of 1977 or any other applicable anti-corruption or anti-bribery law, rule or regulation or any other applicable law, rule or regulation concerning improper payments or kickbacks;

(b)
any asset of any member of the Wider Dowlais Group constitutes criminal property as defined by section 340(3) of the Proceeds of Crime Act 2002 (but disregarding paragraph (b) of that definition) or proceeds of crime under any other applicable law, rule or regulation concerning money laundering or proceeds of crime or any member of the Wider Dowlais Group is found to have engaged in activities constituting money laundering under any applicable law, rule or regulation concerning money laundering;

(c)
any past or present member, director, officer or employee of the Dowlais Group, or any other person for whom any such person may be liable or responsible, is or has engaged in any conduct which would violate applicable economic sanctions or dealt with, made any investments in, made any funds or assets available to or received any funds or assets from:

(i)
any government, entity or individual in respect of which U.S., UK or European Union persons, or persons operating in those territories, are prohibited from engaging in activities or doing business, or from receiving or making available funds or economic resources, by U.S., UK or European Union laws or regulations, including the economic sanctions administered by the United States Office of Foreign Assets Control, or HMRC; or

(ii)
any government, entity or individual targeted by any of the economic sanctions of the United Nations, the U.S., the UK or the European Union or any of its member states, except as may have been licensed by the relevant authority;

(d)
any past or present member, director, officer or employee of the Wider Dowlais Group, or any other person for whom any such person may be liable or responsible:

(i)
has engaged in conduct which would violate any relevant anti-terrorism laws, rules, or regulations, including but not limited to the U.S. Anti-Terrorism Act;

(ii)
has engaged in conduct which would violate any relevant anti-boycott law, rule or regulation or any applicable export controls, including but not limited to the Export Administration Regulations administered and enforced by the U.S. Department of Commerce or the International Traffic in Arms Regulations administered and enforced by the U.S. Department of State;

(iii)
has engaged in conduct which would violate any relevant laws, rules, or regulations concerning human rights, including but not limited to any law, rule or regulation concerning false imprisonment, torture or other cruel and unusual punishment, or child labour; or

(iv)
is debarred or otherwise rendered ineligible to bid for or to perform contracts for or with any Relevant Authority or found to have violated any applicable law, rule or regulation concerning government contracting or public procurement; or

(e)
any member of the Wider Dowlais Group is or has been engaged in any transaction which would cause AAM to be in breach of any law or regulation upon its Combination of Dowlais, including but not limited to the economic sanctions of the United States Office of Foreign Assets Control, or HMRC or any other Relevant Authority.

PART 2
Waiver and invocation of the Conditions
1.
Subject to the requirements of the Panel in accordance with the Code, AAM reserves the right in its sole discretion to waive, in whole or in part, all or any of the Conditions in Part 1 of this Appendix 1, except for Conditions 1 (Long Stop Date), 2(a)(i), 2(b)(i) and 2(c)(i) (Scheme approval), 4 (AAM Shareholder approval), 5(a) and 5(b) (Listing on the New York Stock Exchange, effectiveness of registration), which cannot be waived. The deadlines in any of Conditions 2(a)(ii), 2(b)(ii) and 2(c)(ii) (Scheme approval) may be extended to such later date as AAM may determine (with the Panel’s consent and approval of the Court, if such consent and/or approval is required). If any of Conditions 1 (Long Stop Date), 2(a)(ii), 2(b)(ii) and 2(c)(ii) (Scheme approval) is not satisfied by the relevant deadline specified in the relevant Condition, AAM shall make an announcement by 8.00 a.m. (London time) on the business day (as defined in the Code) following such deadline confirming whether, subject to paragraph 3 below, it has invoked the relevant Condition, waived the relevant deadline or extended the relevant deadline.

2.
Conditions 2(a)(i), 2(b)(i) (Scheme approval) and 3 (Official authorisations and regulatory clearances) to 11 (Anti-corruption, economic sanctions, criminal property and money laundering) (inclusive) must be fulfilled, determined by AAM to remain fulfilled or (if capable of waiver) waived, by no later than 11.59 p.m. (London time) on the day before the Sanction Hearing. AAM shall be under no obligation to waive (if capable of waiver), to determine to be or remain satisfied or to treat as satisfied any of Conditions 2(a)(i), 2(b)(i) (Scheme approval) or 3 (Official authorisations and regulatory clearances) to 11 (Anti-corruption, economic sanctions, criminal property and money laundering) (inclusive) by a date or time earlier than the latest date and time specified above for the fulfilment of the relevant Condition notwithstanding that the other Conditions may at such earlier date have been waived or fulfilled and that there are at such earlier date no circumstances indicating that any of such Conditions may not be capable of fulfilment.

3.
Subject to paragraph 4 below, under Rule 13.5(a) of the Code, AAM may only invoke a Condition so as to cause the Combination not to proceed, to lapse or to be withdrawn with the consent of the Panel. The Panel will normally only give its consent if the circumstances which give rise to the right to invoke the Condition are of material significance to AAM in the context of the Combination. This will be judged by reference to the facts of each case at the time that the relevant circumstances arise.

4.
Each of Conditions 1 (Long Stop Date), 2 (Scheme approval), 4 (AAM Shareholder approval) and 5 (Listing on the New York Stock Exchange, effectiveness of registration) (and any Takeover Offer acceptance condition adopted on the basis specified in Part 3 of this Appendix 1) will not be subject to Rule 13.5(a) of the Code.

5.
Any Condition that is subject to Rule 13.5(a) of the Code may be waived by AAM.

6.
The Combination will not become Effective unless the Conditions have been fulfilled or (to the extent capable of waiver and permitted) waived or, where appropriate, have been determined by AAM to be or remain satisfied by no later than the Long Stop Date.

7.
Each of the Conditions shall be regarded as a separate Condition and shall not be limited by reference to any other Condition.

PART 3
IMPLEMENTATION BY WAY OF TAKEOVER OFFER
Subject to the terms of the Co-operation Agreement and obtaining the consent of the Panel, AAM reserves the right to elect to implement the Combination by way of a Takeover Offer as an alternative to the Scheme. In such event, such Takeover Offer will be implemented on the same terms and conditions, so far as applicable, as those which would apply to the Scheme subject to appropriate amendments to reflect the change in method of effecting the Combination, including (without limitation) the inclusion of an acceptance condition set at 90 per cent. of Dowlais Shares to which the Takeover Offer relates, (or such lesser percentage as may be determined after consultation with the Panel (if necessary)), being in any case more than 50 per cent. of the voting rights normally exercisable at a general meeting of Dowlais, including, for this purpose, any such voting rights attaching to Dowlais Shares that are issued before the Takeover Offer becomes or is declared unconditional (whether pursuant to the exercise of any outstanding subscription or conversion rights or otherwise).

PART 4
CERTAIN FURTHER TERMS OF THE COMBINATION
1.
The availability of the Combination to persons not resident in the UK may be affected by the laws of the relevant jurisdiction. Persons who are not resident in the UK should inform themselves about, and observe, any applicable requirements. Dowlais Shareholders who are in any doubt about such matters should consult an appropriate independent professional adviser in the relevant jurisdiction without delay and observe any applicable requirements. Further details in relation to Overseas Shareholders will be contained in the Scheme Document.

2.
Dowlais Shares will be acquired by AAM fully paid and free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the date of this Announcement or thereafter attaching or accruing thereto, including (without limitation) the right to receive and retain, in full, all dividends and other distributions (if any) declared, made or paid or any other return of capital (whether by way of reduction of share capital, repurchase or redemption or otherwise) made on or after the date of this Announcement in respect of Dowlais Shares, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme.

3.
Fractions of New AAM Shares will not be allotted to Dowlais Shareholders. Instead, all fractional shares which a holder of Dowlais Shares would otherwise be entitled to receive will be aggregated and calculations will be rounded down, and such holder shall receive, in lieu of such fractional entitlements, cash in an amount (rounded down to the nearest penny) equal to such fractional amount multiplied by the last reported sale price of AAM Shares on the New York Stock Exchange (as reported in Bloomberg or, if not reported therein, in another authoritative source selected by AAM) on the last Business Day prior to the Effective Date.

4.
If any dividend, other distribution or return of capital, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, is announced, declared, made, payable or paid in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, AAM reserves the right to reduce the cash element of the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend, other distribution or return of capital, in which case any reference in this Announcement to the consideration payable under the terms of the Combination will be deemed to be a reference to the consideration as so reduced. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. Any exercise by AAM of its rights referred to in this paragraph 4 shall be the subject of an announcement and, for the avoidance of doubt, shall not be regarded as constituting any revision or variation of the Combination.

5.
This Announcement and any rights or liabilities arising hereunder, the Combination, the Scheme and the Forms of Proxy will be governed by the laws of England and Wales and be subject to the jurisdiction of the courts of England and Wales. The Combination will also be subject to the Conditions and further terms set out in this Announcement and to be set out in the Scheme Document and such further terms as may be required to comply with the UK Listing Rules and the provisions of the Code. The Combination and the Scheme will comply with the applicable requirements of the FCA, the London Stock Exchange and the Court, as well as with the Panel and the Code. This Announcement does not constitute, or form part of, an offer or invitation to purchase Dowlais Shares or any other securities.

6.
If AAM is required by the Panel to make an offer for Dowlais Shares under a mandatory offer for Dowlais under Rule 9 of the Code, AAM may make such alterations to the above Conditions as are necessary to comply with Rule 9 of the Code.

7.
The New AAM Shares will be validly issued, fully paid and non-assessable. The New AAM Shares will be issued free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever.

8.
The consideration payable for the Combination (including, for the avoidance of doubt, the New AAM Shares and any cash) will be paid or delivered subject to any deduction or withholding on account of tax that is required by applicable law in any relevant jurisdiction.

APPENDIX 2
SOURCES AND BASES OF INFORMATION
Unless otherwise stated in this Announcement:
1.
As at close of business on 28 January 2025 (being the last Business Day before the date of this Announcement) Dowlais had 1,344,524,115 ordinary shares in issue.

2.
Dowlais does not hold any shares in treasury.

3.
Except for the purpose of paragraph 21 and the undertaking therein, any reference to the entire issued and to be issued ordinary share capital of Dowlais is based on:

(a)
1,344,524,115 Dowlais Shares referred to in paragraph 1 above (which includes 5,523,071 Dowlais Shares held by the employee benefit trust operated by Dowlais that can be used to satisfy the vesting of awards under the Dowlais Share Plans as at close of business on 28 January 2025 (being the last Business Day before the date of this Announcement)); and

(b)
19,021,961 Dowlais Shares which may be issued on or after the date of this Announcement on the vesting of awards under the Dowlais Share Plans.

4.
The implied enterprise value multiple for Dowlais of approximately 4.1 times adjusted EBITDA for the twelve-month period ending 31 December 2023 is calculated by reference to:

(a)
the implied value (excluding the FY2024 Final Dividend) of 82.4 pence per Dowlais Share multiplied by the issued and to be issued ordinary share capital of Dowlais referenced in paragraph 3 above; plus

(b)
the following balance sheet items taken as of 30 June 2024: net financial debt excluding lease liabilities of £915 million, lease liabilities of £142 million, non-controlling interests of £34 million, tax-adjusted pension liabilities of £338 million; together divided by;

(c)
Dowlais’ adjusted EBITDA of £618 million for the 12-month period ending 31 December 2023.

5.
The volume-weighted average prices of a Dowlais Share are derived from data provided by Bloomberg.

6.
Pro-forma revenue and adjusted EBITDA margin have been compiled on a statutory basis and without adjustments for differences between US GAAP and IFRS.

7.
Unless otherwise stated, all prices for Dowlais Shares have been derived from data provided by Bloomberg and represent Closing Prices on the relevant date(s).

8.
Unless otherwise stated:

(a)
the balance sheet information relating to Dowlais is extracted from the first half 2024 results of Dowlais as at 30 June 2024; and

(b)
the income statement financial information relating to Dowlais is extracted from the Annual Report and Financial Statements of Dowlais for the year ended 31 December 2023.

9.
Certain figures included in this Announcement have been subject to rounding adjustments.

APPENDIX 3
DETAILS OF IRREVOCABLE UNDERTAKINGS
1.
Dowlais Directors

The following Dowlais Directors have given irrevocable undertakings in respect of their own beneficial holdings of Dowlais Shares (or those Dowlais Shares over which they have control) to vote (or procure a vote) in favour of the resolutions relating to the Combination at the Dowlais Meetings or, in the event that the Transaction is implemented by way of a Takeover Offer, to accept (or procure the acceptance of) such Takeover Offer:
Name	Total Number of Dowlais Shares	Percentage of issued ordinary share capital (%)
Liam Butterworth	2,331,984	0.173%
Roberto Fioroni	1,153,116	0.086%
Simon Mackenzie Smith	163,392	0.012%
Celia Baxter	119,421	0.009%
Philip Harrison	60,119	0.004%
Shali Vasudeva	24,215	0.002%
Fiona MacAulay	12,182	0.001%
The obligations of the Dowlais Directors under the irrevocable undertakings given by them shall lapse and cease to have effect on and from the earlier of the following occurrences:
(a)
AAM publicly announces, with the consent of the Panel, that it does not intend to proceed with the Combination;

(b)
the Combination lapses, is withdrawn or otherwise terminates in accordance with its terms;

(c)
the Scheme has not become Effective before 11.59 p.m. on the Long Stop Date; or

(d)
if any competing offer for Dowlais is declared wholly unconditional or becomes effective.

These irrevocable undertakings remain binding in the event a competing offer is made for Dowlais. These irrevocable undertakings also extend to any shares acquired by the Dowlais Directors as a result of the vesting of awards under the Dowlais Share Plans.

APPENDIX 4
AAM FY24 PROFIT ESTIMATE
1.
AAM FY24 Profit Estimate

For full year 2024:
•
AAM is estimating sales in the range of $6.10 – $6.15 billion.

•
AAM is estimating Adjusted EBITDA in the range of $740 – $750 million.

•
AAM is estimating Adjusted free cash flow in the range of $220 – $230 million.

Supplementary data for GAAP reconciliation:
Adjusted EBITDA
•
AAM is estimating net income in the range of $30 – $35 million.

•
AAM is estimating interest expense in the range of $185 – $185 million.

•
AAM is estimating income tax expense in the range of $25 – $30 million.

•
AAM is estimating depreciation and amortization in the range of $470 – $470 million.

•
AAM is estimating full year 2024 EBITDA in the range of $710 – $720 million.

•
AAM is estimating restructuring, acquisition, and other related costs (principally impairment charge) in the range of $30 – $30 million.

•
AAM is estimating full year 2024 Adjusted EBITDA in the range of $740 – $750 million.

Adjusted Free Cash Flow
•
AAM is estimating net cash provided by operating activities in the range of $440 – $450 million.

•
AAM is estimating capital expenditures net of proceeds from the sale of property, plant and equipment and from government grants in the range of ($240) – ($240) million.

•
AAM is estimating full year 2024 free cash flow in the range of $200 – $210 million.

•
AAM is estimating cash payments for restructuring and acquisition-related costs in the range of $20 – $20 million.

•
AAM is estimating full year 2024 Adjusted free cash flow in the range of $220 – $230 million.

2.
Application of Rule 28 to AAM FY24 Profit Estimate

The statements above in relation to Adjusted EBITDA and Adjusted free cash flow constitute profit estimates for the purposes of the Code.
The Panel has granted AAM a dispensation from the requirement to include reports from reporting accountants and AAM’s financial advisers in relation to the FY24 Profit Estimate on the basis that:(i) the estimate is presented in a manner which is consistent with AAM’s ordinary course quarterly guidance; (ii) Dowlais has agreed to the dispensation; and (iii) the directors of AAM have provided the confirmations stated below.
3.
AAM Directors’ confirmation

The AAM Directors confirm that, as at the date of this Announcement, the AAM FY24 Profit Estimate is valid as at the date of this announcement and has been properly compiled on the basis of the assumptions stated below and that that the basis of accounting used is consistent with AAM’s accounting policies.

4.
Basis of preparation

The AAM 2024 Profit Estimate is based on AAM’s unaudited management accounts for the year ended 31 December 2024. The basis of accounting used for the AAM 2024 Profit Estimate is consistent with the AAM’s existing accounting policies, which: (i) are in accordance with U.S. GAAP; (ii) were applied in the preparation of the AAM’s financial statements for the year ending 31 December 2023; and (iii) are expected to be applied in the preparation of the AAM financial statements for the period up to 31 December 2025.
The AAM 2024 Profit Estimate has been prepared on the basis referred to above and subject to the principal assumptions set out below. The AAM 2024 Profit Estimate is inherently uncertain and there can be no guarantee that any of the factors referred to under “Principal Assumptions” below will not occur and/or, if they do, their effect on AAM’s results of operations, financial condition, or financial performance, may be material. The AAM 2024 Profit Estimate should therefore be read in this context and construed accordingly.
5.
Principal assumptions

(a)
Factors outside the influence or control of the AAM Directors:

(i)
there will be no material change to macroeconomic, political, inflationary, regulatory or legal conditions in the markets or regions in which AAM operates;

(ii)
there will be no material change in current US interest rates, economic growth (GDP), inflation expectations or foreign exchange rates compared with AAM’s estimates;

(iii)
there will be no material change in accounting standards;

(iv)
there will be no material change in market conditions in relation to customer demand or the competitive environment;

(v)
there will be no material litigation or regulatory investigations, or material unexpected developments in any existing litigation or regulatory investigation, in relation to any of AAM’s operations, products or services; and

(vi)
there will be no business disruptions that materially affect AAM, its customers, operations, supply chain or labour supply, including natural disasters, acts of terrorism, cyber-attack and/or technological issues.

(b)
Factors within the influence or control of the AAM Directors:

(i)
there will be no material acquisitions, disposals, distribution partnerships, joint ventures or other commercial agreements, other than those already assumed within the forecast;

(ii)
there will be no material change in the existing operational strategy of AAM;

(iii)
there will be no material changes in AAM’s accounting policies and/or the application thereof;

(iv)
there are no material strategic investments or capital expenditure in addition to those already planned; and

(v)
there will be no material change in the management or control of AAM.

APPENDIX 5
DOWLAIS FY24 PROFIT ESTIMATE
1.
Dowlais FY24 Profit Estimate

On 13 August 2024, Dowlais announced its half year results for the financial year ended 31 December 2024. Included within these results was the following statement: “Consequently, we expect a mid to high single-digit adjusted revenue decline for 2024 and an adjusted operating margin between 6.0% and 7.0% at constant currency, given the benefits of commercial recoveries, restructuring savings and performance initiatives” (the “Dowlais FY24 Profit Estimate”). The Dowlais FY24 Profit Estimate was reconfirmed in the trading update released by Dowlais in November 2024.
The Dowlais FY24 Profit Estimate constitutes a profit estimate for the purposes of Rule 28.1(c) of the Code.
2.
Dowlais Directors’ confirmation

The Dowlais Directors confirm that, as at the date of this Announcement, the Dowlais FY24 Profit Estimate remains valid and that it has been properly compiled on the basis of the assumptions stated and that the basis of accounting used is consistent with the accounting policies of the Dowlais Group, which are in accordance with UK-endorsed International Financial Reporting Standards (“IFRS”).
Set out below is the basis of preparation of the Dowlais FY24 Profit Estimate and the principal assumptions on which it is based.
3.
Basis of preparation and principal assumptions

The Dowlais FY24 Profit Estimate is based on the unaudited condensed interim financial statements of Dowlais for the six months ended 30 June 2024. The basis of accounting used is consistent with the accounting policies of Dowlais, which are in accordance with IFRS and are those that Dowlais expects to apply in preparing its Annual Report and Financial Statements for the financial year ended 31 December 2024. Given that the period to which the Dowlais FY24 Profit Estimate relates has been completed, there are no other principal assumptions underpinning the Dowlais FY24 Profit Estimate.

APPENDIX 6
STATEMENT ON QUANTIFIED FINANCIAL BENEFITS
PART 1
QUANTIFIED FINANCIAL BENEFITS STATEMENT
This Announcement contains statements of estimated cost synergies arising from the Combination (together, the “Quantified Financial Benefits Statement”).
A copy of the Quantified Financial Benefits Statement is set out below:
The AAM Directors, having reviewed and analysed the potential cost synergies of the Combination, and considering the factors they can influence, are highly confident in the Combined Group’s ability to realise approximately $300 million of annual run rate cost synergies, expected to be substantially achieved by the end of the third year following Completion.
The quantified cost synergies, expected to originate from the cost bases of AAM and Dowlais, are anticipated to be realised primarily from:
•
SG&A — approximately 30 per cent. across the following sources:

•
Eliminating duplicate public company costs and other costs;

•
Optimisation of the combined workforce;

•
Streamlining of engineering, research, and development expenses; and

•
Elimination of duplicate business and technical offices.

•
Purchasing — approximately 50 per cent. across the following sources:

•
Leveraging enhanced economies of scale and spend across direct and indirect material suppliers;

•
Utilising vertical integration capabilities to deliver insourcing initiatives; and

•
Achieving global freight and logistical savings through increased scale, utilisation and benefits from third-party logistics suppliers.

•
Operations — approximately 20 per cent. across the following sources:

•
Increasing operating efficiencies through the implementation of a best-of-best operating system; and

•
Optimising the combined global manufacturing footprint.

The AAM Directors expect that approximately 60 per cent. of the annual run rate cost synergies will be realised by the end of the second year following Completion, and the full run rate cost savings are expected to be substantially achieved by the end of the third year following Completion.
The AAM Directors expect that the one-off costs required to deliver on the synergy plan are approximately equal to one year of full run rate savings.
In addition, the AAM Directors expect an increase in operating working capital of approximately $13 million required to deliver identified run rate freight and logistics synergies.
The synergy savings stated are net of anticipated dis-synergies (expected to be approximately $22 million).
The expected synergies will accrue as a direct result of the Combination and would not be achieved on a standalone basis.
These statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to herein may not be achieved, may be achieved later or sooner than estimated, or those actually achieved could be materially different from those estimated. For the purposes of Rule 28 of the Code, the statements of estimated cost savings and synergies contained in this Announcement are solely the responsibility of AAM and the AAM Directors. Any statement of intention, belief or expectation for the Combined Group following the Effective Date is also an intention, belief or expectation of the AAM Directors and not of the Dowlais Directors.
These statements are not intended as a profit forecast or profit estimate for any period and should not be interpreted as such. No part of these statements, or this Announcement generally, should be construed or interpreted to mean that the Combined Group’s earnings in the first year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM and/or Dowlais for the relevant preceding financial period or any other period.
Appendix 6 to this Announcement includes a copy of these statements of anticipated cost savings and synergies arising out of the Combination and provides underlying information and bases of belief and calculation.
Appendix 6 to this Announcement also includes reports from AAM’s reporting accountant, Deloitte, and its financial adviser, J.P. Morgan Cazenove, in connection with the anticipated Quantified Financial Benefits Statement, as required pursuant to Rule 28.1(a) of the Code, and provides underlying information and bases for the reporting accountant’s and financial adviser’s respective reports. J.P. Morgan Cazenove, as financial adviser to AAM, has provided such a report for the purposes of the Code stating that, in their opinion and subject to the terms of the report, the Quantified Financial Benefits Statement, for which the AAM Directors are responsible, has been prepared with due care and consideration. Each of Deloitte and J.P. Morgan Cazenove has given and not withdrawn its consent to the publication of its report in this Announcement in the form and context in which it is included.
The AAM Board believes that the Combined Group should be able to achieve the synergies set out in the Quantified Financial Benefits Statement.
Further information on the bases of belief supporting the Quantified Financial Benefits Statement, including the principal assumptions and sources of information, is set out below.
Basis of calculation of the Quantified Financial Benefits Statement
In preparing the Quantified Financial Benefits Statement, AAM has relied on a combination of publicly available information and information obtained through due diligence. In such circumstances, AAM management has made estimates and assumptions to aid its development of individual synergy initiatives. The assessment and quantification of the potential synergies have, in turn, been informed by AAM management’s industry experience and knowledge of the existing businesses, together with consultation with Dowlais management.
The cost bases used as the basis for the Quantified Financial Benefits Statement are a blend of AAM’s FY24 forecast financial results and Dowlais’ FY24 forecast financial results, supported where relevant by certain information from AAM’s and Dowlais’ budgeted FY25 cost bases.
An exchange rate of £ to $1.30 has been used in the compilation of the synergy initiatives.
Cost synergy assumptions were based on (A) a mix (i) detailed, bottom-up evaluation of the benefits resulting from elimination of duplicate activities or (ii) AAM’s and Dowlais’ synergy attainment experience from other relevant savings programs, (B) the benefits of combined scale economics and (C) operational efficiencies arising from consolidation.
Where appropriate, assumptions were used to estimate the costs of implementing the new structures, systems and processes required to realise the synergies.
In general, the synergy assumptions have been risk-adjusted.
In arriving at the Quantified Financial Benefits Statement, the AAM Directors have made the following assumptions, which are outside the influence of AAM:
•
there will be no material change in underlying operations of either business from the Combination;

•
there will be no material impact from divestments from Dowlais existing businesses;

•
there will be no material change to macroeconomic, political, inflationary, regulatory or legal conditions in the markets or regions in which AAM and Dowlais operate;

•
there will be no material change in current foreign exchange rates or interest rates;

•
there will be no material change in accounting standards; and

•
there will be no change in tax legislation or tax rates or other legislation in the United Kingdom, United States or other countries that could materially impact the ability to achieve any benefits.

In addition, the AAM Directors have made an assumption within the influence of AAM that there will be no material divestments made by AAM.
In addition, the AAM Directors have assumed that the cost synergies are substantively within AAM’s control, albeit that certain elements are dependent in part on negotiations with third parties.
Reports
As required by Rule 28.1(a) of the Code, Deloitte, as reporting accountants to AAM, and J.P. Morgan Cazenove, as financial adviser to AAM, have provided the reports required under the Code.
Important Notes
•
The statements of estimated synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the synergies referred to may not be achieved, or those achieved could be materially different from those estimated.

•
No statement in the Quantified Financial Benefits Statement should be construed as a profit forecast.

•
Due to the size of the combination and potential scale of the Combined Group, there may be additional changes to the Combined Group’s operations. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated.

•
In arriving at the estimate of synergies set out in this Announcement, the AAM Board has assumed that there will be no significant impact on the business of the Combined Group.

PART 2
REPORT FROM DELOITTE LLP ON QUANTIFIED FINANCIAL BENEFITS STATEMENT
The Directors
American Axle & Manufacturing Holdings, Inc.
One Dauch Drive
Detroit
MI 48211-1198
United States of America
The Directors
J.P. Morgan Securities plc
25 Bank Street
London
E14 5JP
29 January 2025
Dear Sirs/Mesdames
OFFER FOR DOWLAIS PLC (the “Target”) BY AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (the “Offeror”)
We report on the statement made by the directors of the Offeror (the “Directors”) of estimated synergy benefits set out in Part 1 of Appendix 6 to the Rule 2.7 announcement dated 29 January 2025 (the “Announcement”) issued by the Offeror (the “Quantified Financial Benefits Statement” or the “Statement”).
Opinion
In our opinion, the Quantified Financial Benefits Statement has been properly compiled on the basis stated.
The Statement has been made in the context of the disclosures within Appendix 6 setting out, inter alia, the bases of the Directors’ belief (identifying the principal assumptions and sources of information) supporting the Statement and their analysis, explanation and quantification of the constituent elements.
Responsibilities
It is the responsibility of the Directors to prepare the Statement in accordance with Rule 28 of the City Code on Takeovers and Mergers (the “Takeover Code”).
It is our responsibility to form our opinion, as required by Rule 28.1(a) of the Takeover Code, as to whether the Statement has been properly compiled on the basis stated and to report that opinion to you.
This report is given solely for the purposes of complying with Rule 28.1(a)(i) of the “Takeover Code” and for no other purpose.
Therefore, to the fullest extent permitted by law we do not assume any other responsibility to any person for any loss suffered by any such person as a result of, arising out of, or in connection with this report or our statement, required by and given solely for the purposes of complying with Rule 23.2 of the Takeover Code, consenting to its inclusion in the Announcement.
Basis of preparation of the Statement
The Statement has been prepared on the basis set out in Part 1 of Appendix 6 to the Announcement.
Basis of opinion
We conducted our work in accordance with the Standards for Investment Reporting issued by the Financial Reporting Council in the United Kingdom (“FRC”).

We are independent of the Offeror in accordance with the FRC’s Ethical Standard as applied to Investment Circular Reporting Engagements, and we have fulfilled our other ethical responsibilities in accordance with these requirements.
We have discussed the Statement, together with the underlying plans (relevant bases of belief/including sources of information and assumptions), with the Directors and J.P. Morgan. Our work did not involve any independent examination of any of the financial or other information underlying the Statement.
We planned and performed our work so as to obtain the information and explanations we considered necessary in order to provide us with reasonable assurance that the Statement has been properly compiled on the basis stated.
Our work has not been carried out in accordance with auditing or other standards and practices generally accepted in jurisdictions outside the United Kingdom, including the United States of America, and accordingly should not be relied upon as if it had been carried out in accordance with those standards and practices. We have not consented to the inclusion of this report and our opinion in any registration statement filed with the SEC under the US Securities Act of 1933 (either directly or by incorporation by reference) or in any offering document enabling an offering of securities in the United States (whether under Rule 144A or otherwise). We therefore accept no responsibility to, and deny any liability to, any person using this report and opinion in connection with any offering of securities inside the United States of America or who makes a claim on the basis they had acted in reliance on the protections afforded by United States of America law and regulation.
We do not express any opinion as to the achievability of the benefits identified by the Directors in the Statement.
Since the Statement and the assumptions on which it is based relate to the future and may therefore be affected by unforeseen events, we express no opinion as to whether the actual benefits achieved will correspond to those anticipated in the Statement and the differences may be material.
Yours faithfully
Deloitte LLP
Deloitte LLP is a limited liability partnership registered in England and Wales with registered number OC303675 and its registered office at 1 New Street Square, London, EC4A 3HQ, United Kingdom.
Deloitte LLP is the United Kingdom affiliate of Deloitte NSE LLP, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”). DTTL and each of its member firms are legally separate and independent entities. DTTL and Deloitte NSE LLP do not provide services to clients. Please see www.deloitte.com/about to learn more about our global network of member firms.

PART 3
REPORT FROM J.P. MORGAN SECURITIES PLC ON QUANTIFIED FINANCIAL BENEFITS STATEMENT
Report from J.P. Morgan Cazenove
American Axle & Manufacturing Holdings, Inc.
The Board of Directors
One Dauch Drive
Detroit, Michigan
48211-1198
United States of America
29 January 2025
Dear Sir / Madam,
Recommended cash and share offer for Dowlais Group Plc by American Axle & Manufacturing Holdings, Inc. (“AAM”) (the “Combination”), to be effected by way of Court-sanctioned scheme of arrangement under Part 26 of the Companies Act.
We refer to the quantified financial benefits statement (the “Statement”) made by AAM set out in Appendix VI to the Rule 2.7 announcement dated 29 January 2025 (the “Announcement”), for which the board of directors of AAM (the “AAM Directors”) are solely responsible under Rule 28.3 of the UK City Code on Takeovers and Mergers (the “Code”).
We have discussed the Statement (including the assumptions, bases of calculation and sources of information referred to therein) with the AAM Directors and those officers and employees of AAM who developed the underlying plans as well as with Deloitte LLP (“Deloitte”) as reporting accountants. The Statement is subject to uncertainty as described in the Announcement and our work did not involve an independent examination, or verification, of any of the financial or other information underlying the Statement.
We have relied upon the accuracy and completeness of all the financial and other information provided to us by or on behalf of AAM and/or Dowlais, or otherwise discussed with or reviewed by us, in connection with the Statement, and we have assumed such accuracy and completeness for the purposes of providing this letter.
We do not express any view as to the achievability of the quantified financial benefits, whether on the basis identified by the AAM Directors in the Statement, or otherwise. We have also reviewed the work carried out by Deloitte and have discussed with Deloitte its opinion addressed to you and us on this matter and which is set out in Part 2 of Appendix VI of the Announcement, and the accounting policies and bases of calculation for the Statement.
This letter is provided to you pursuant and subject to the terms of our engagement letter with AAM and solely having regard to the requirements of, and in connection with, Rule 28.1(a)(ii) of the Code and for no other purpose. We accept no responsibility to AAM, Dowlais or their shareholders or any person other than the AAM Directors in respect of the contents of this letter. We are acting exclusively as financial advisers to AAM and no one else in connection with the offer by AAM for Dowlais and it was for the purpose of complying with Rule 28.1(a)(ii) of the Code that AAM requested J.P. Morgan Cazenove to prepare this letter relating to the Statement. No person other than the AAM Directors can rely on the contents of this letter, and to the fullest extent permitted by law, we expressly exclude and disclaim all liability (whether in contract, tort or otherwise) to any other person, in respect of this letter, its contents or the work undertaken in connection with this letter or any of the results or conclusions that may be derived from this letter or any written or oral information provided in connection with this letter, and any such liability is expressly disclaimed except to the extent that such liability cannot be excluded by law.

On the basis of the foregoing, we consider that the Statement, for which you as the AAM Directors are solely responsible, has been prepared with due care and consideration.
J.P. Morgan Securities plc

APPENDIX 7
DEFINITIONS
The following definitions apply throughout this Announcement unless the context otherwise requires:
“AAM”	American Axle & Manufacturing Holdings, Inc., a Delaware corporation
“AAM Board”	the board of directors of AAM as at the date of this Announcement or, where the context so requires, the directors of AAM from time to time
“AAM Directors”	the directors of AAM as at the date of this Announcement or, where the context so requires, the directors of AAM from time to time
“AAM FY24 Profit Estimate”	has the meaning given in paragraph 9
“AAM Group”	AAM and its subsidiary undertakings from time to time
“AAM Proxy Statement”	the proxy statement of AAM in connection with the AAM Shareholder Meeting (as amended and supplemented from time to time)
“AAM Shares”	the shares of common stock of AAM issued and outstanding
“AAM Shareholder Meeting”	the duly convened meeting of the AAM Shareholders held for the purpose of considering and approving the amendment to AAM’s certificate of incorporation and the issuance of the New AAM Shares, including any adjournment or postponement thereof
“AAM Shareholders”	the holders of AAM Shares from time to time
“Announcement”	this announcement
“AWG”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“AWV”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Barclays”	Barclays Bank PLC, acting through its Investment Bank
“BMWK”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Brazil Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Business Day”	a day, not being a public holiday, Saturday or Sunday, on which banks in London and New York are open for normal business
“Buyback Programme”	the share buyback programme of up to £50 million announced on 21 March 2024 by Dowlais on the London Stock Exchange
“CADE”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“China Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement

“Clean Team Agreement”	the clean team confidentiality agreement entered into between AAM and Dowlais dated 13 December 2024, as described in paragraph 16 of this Announcement
“Closing Price”	the closing price of a Dowlais Share as derived from Bloomberg on any particular date
“CMA”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“CMA Briefing Paper”	means the briefing paper to be submitted to the CMA by AAM in relation to the Combination
“Code”	the Takeover Code issued by the Panel, as amended from time to time
“COFECE”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Combination”	the proposed acquisition by AAM of the entire issued and to be issued ordinary share capital of Dowlais not already owned or controlled by AAM on the terms and subject to the conditions set out in this Announcement, to be implemented by means of the Scheme (or should AAM so elect under certain circumstances described in this Announcement, by means of a Takeover Offer), and where the context requires, any subsequent revision, variation, extension or renewal thereof
“Combined Group”	the combined group following the Combination, comprising the AAM Group and the Dowlais Group
“Commission”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Companies Act”	the Companies Act 2006, as amended from time to time
“Completion”	the Combination becoming Effective in accordance with its terms
“Condition(s)”	the conditions to the implementation of the Combination, as set out in Part 1 of Appendix 1 to this Announcement and to be set out in the Scheme Document
“Co-operation Agreement”	the co-operation agreement dated the date of this Announcement between Dowlais and AAM as described in paragraph 16 of this Announcement
“Court”	the High Court of Justice of England and Wales
“Court Meeting”	the meeting or meetings of Scheme Shareholders to be convened by an order of the Court pursuant to section 896 of the Companies Act, notice of which will be set out in the Scheme Document, for the purposes of considering, and if thought fit, approving the Scheme (with or without amendment) and any adjournment, postponement or reconvention thereof
“Court Order”	the order of the Court sanctioning the Scheme under section 899 of the Companies Act
“CREST”	the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear

“Dealing Arrangement”	an arrangement of the kind referred to in Note 11(a) in the definition of acting in concert in the Code
“Dealing Disclosure”	an announcement pursuant to Rule 8 of the Code containing details of dealings in relevant securities of a party to an Combination
“Deloitte”	Deloitte LLP, the United Kingdom affiliate of Deloitte NSE, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”), DTTL and each of its member firms being legally separate and independent entities
“Disclosed”	the information: (a) disclosed by, or on behalf of Dowlais to AAM or AAM’s professional advisers (in their capacity as such in relation to the Combination); (b) in the Annual Report and Financial Statements of Dowlais for the year ended 31 December 2023; (c) in the interim results of Dowlais for the six month period ending on 30 June 2024; (d) in this Announcement; (e) in any other announcement made by Dowlais via a Regulatory Information Service before the date of this Announcement; (f) in the virtual data room operated on behalf of Dowlais for the purposes of the Combination (which AAM and/or its advisers were able to access prior to the date of this Announcement); (g) in any filings made by Dowlais with the Registrar of Companies in England; or (h) as otherwise fairly disclosed to AAM (or its officers, employees, agents or advisers in each case in their capacity as such) before the date of this Announcement
“Dowlais”	Dowlais Group plc, a company incorporated in England and Wales with registered number 14591224
“Dowlais Articles”	the articles of association of Dowlais in force from time to time
“Dowlais Directors” or “Dowlais Board”	the directors of Dowlais as at the date of this Announcement or, where the context so requires, the directors of Dowlais from time to time
“Dowlais FY24 Profit Estimate”	has the meaning given in Appendix 5
“Dowlais Group”	Dowlais and its subsidiary undertakings from time to time and where the context permits, each of them
“Dowlais Meetings”	the Court Meeting and the General Meeting
“Dowlais Share Plans”	the Dowlais 2023 Performance Share Plan and the Dowlais 2024 Omnibus Share Plan, each as amended from time to time
“Dowlais Shareholders”	holders of Dowlais Shares from time to time
“Dowlais Shares”	the ordinary shares of 1 pence each in the capital of Dowlais
“DTRs”	the Disclosure Guidance and Transparency Rules of the FCA under FSMA and contained in the FCA’s publication of the same name, as amended from time to time
“EA”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement

“Effective”	in the context of the Combination: (a) if the Combination is implemented by way of the Scheme, the Scheme having become effective pursuant to its terms; or (b) if the Combination is implemented by way of the Takeover Offer, the Takeover Offer having been declared or having become unconditional in accordance with the requirements of the Code
“Effective Date”	the date on which the Combination becomes Effective
“EU Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“EU FSR”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“EU FSR Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“EUMR”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Euroclear”	Euroclear UK & International Limited
“Eurozone”	the member states of the European Union that have adopted the euro as their common currency and sole legal tender
“Excluded Shares”	any Dowlais Shares:
(i) beneficially owned by AAM or any other member of the AAM Group at the Scheme Record Time; and
(ii) held by Dowlais as treasury shares (within the meaning of the Companies Act)
“FCA”	Financial Conduct Authority or its successor from time to time
“Forms of Election”	the form or forms of election for use in connection with the Mix and Match Facility
“Forms of Proxy”	the forms of proxy in connection with each of the Court Meeting and the General Meeting, which shall accompany the Scheme Document
“France FDI Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“French FDI Authority”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“French FDI Law”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“FSMA”	the Financial Services and Markets Act 2000, as amended from time to time
“FY24 Final Dividend”	has the meaning given in paragraph 13 (Dividends) of this Announcement
“Germany FDI Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“General Meeting”	the general meeting of Dowlais Shareholders to be convened for the purpose of considering and, if thought fit, approving, the Resolutions in relation to the Combination, notice of which shall be contained in the Scheme Document and any adjournment, postponement or reconvention thereof
“HMRC”	HM Revenue and Customs
“HSR Act”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Investec”	Investec Bank plc
“IRC”	the U.S. Internal Revenue Code
“Joint Defense Agreement”	the joint defense agreement entered into between AAM and Dowlais dated 6 December 2024, as described in paragraph 16 of this Announcement
“J.P. Morgan”	J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Cazenove
“J.P. Morgan Cazenove”	J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority and regulated in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority)
“KFTC”	means the Korea Fair Trade Commission
“Korea Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Last Accounts Date”	31 December 2023
“London Stock Exchange”	the London Stock Exchange plc or its successor
“Long Stop Date”	29 June 2026 or such later date (if any) as AAM and Dowlais may agree, with the consent of the Panel, and the Court may allow
“Merger Notice”	means a notice to the CMA in the prescribed form as contemplated by Section 96 of the Enterprise Act 2002
“Mexico Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Mix and Match Facility”	the facility under which Dowlais Shareholders are entitled to elect to vary the proportions in which they receive New AAM Shares and in which they receive cash in respect of their holdings of Dowlais Shares to the extent that other such Dowlais Shareholders make off-setting elections
“MRFTA”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“New AAM Shares”	the new shares of common stock of AAM proposed to be issued to Dowlais Shareholders in connection with the Combination
“New York Stock Exchange”	the New York Stock Exchange or its successor
“Offer Period”	the offer period (as defined by the Code) relating to Dowlais, which commenced on 29 January 2025
“Official List”	the official list maintained by the FCA pursuant to Part 6 of FSMA

“Opening Position Disclosure”	has the same meaning as in Rule 8 of the Code
“Overseas Shareholders”	Dowlais Shareholders (or nominees of, or custodians or trustees for Dowlais Shareholders) who are resident in, ordinarily resident in, or citizens of, jurisdictions outside the United Kingdom
“Panel”	the Panel on Takeovers and Mergers
“Phase 1 Investigation”	means an investigation by the CMA to enable it to determine whether to make a reference under Section 33 of the Enterprise Act 2002
“Phase 2 CMA Reference”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“PRA”	the Prudential Regulation Authority as defined in FSMA, or any successor regulatory authority
“PRC AML”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Quantified Financial Benefits Statement”	the statements of estimated cost savings and synergies arising out of the Combination set out in Appendix 6 to this Announcement
“Registrar of Companies”	the Registrar of Companies in England and Wales
“Regulatory Information Service”	any information service authorised from time to time by the FCA for the purpose of disseminating regulatory announcements
“Relevant Authority”	any central bank, ministry, governmental, quasigovernmental, supranational (including the European Union), statutory, regulatory or investigative body, authority or tribunal (including any national or supranational antitrust, competition or merger control authority, any sectoral ministry or regulator and any foreign investment review body), national, state, municipal or local government (including any subdivision, court, tribunal, administrative agency or commission or other authority thereof), any entity owned or controlled by them, any private body exercising any regulatory, taxing, importing or other authority, any trade agency, association, institution or professional or environmental body in any jurisdiction
“relevant securities”	shall be construed in accordance with the Code
“Resolutions”	the resolutions proposed to be passed at the General Meeting in connection with the implementation of the Scheme
“Restricted Jurisdiction(s)”	any jurisdiction (other than the United Kingdom) where local laws or regulations may result in a significant risk of civil, regulatory or criminal exposure if information concerning the Combination is sent or made available to Dowlais Shareholders in that jurisdiction
“Revised Confidentiality Agreement”	the revised confidentiality agreement dated 14 January 2025 between AAM and Dowlais, as described in paragraph 16 of this Announcement
“Rothschild & Co”	N.M. Rothschild & Sons Limited

“SAMR”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Sanction Hearing”	the hearing of the Court at which Dowlais will seek an order sanctioning the Scheme pursuant to Part 26 of the Companies Act
“Scheme”	the proposed scheme of arrangement under Part 26 of the Companies Act between Dowlais and Scheme Shareholders in connection with the Combination, with or subject to any modification, addition or condition approved or imposed by the Court and agreed by Dowlais and AAM
“Scheme Document”	the document to be sent to Dowlais Shareholders and persons with information rights containing, among other things, the Scheme, the full terms and conditions of the Scheme and notices of the Dowlais Meetings and the Forms of Proxy
“Scheme Record Time”	the time and date to be specified in the Scheme Document, expected to be 6.00 p.m. on the Business Day immediately after the Sanction Hearing
“Scheme Shareholders”	the holders of Scheme Shares
“Scheme Shares”	all Dowlais Shares:
(i) in issue as at the date of the Scheme Document and which remain in issue at the Scheme Record Time;
(ii) (if any) issued after the date of the Scheme Document and before the Voting Record Time and which remain in issue at the Scheme Record Time; and

(iii)
(if any) issued on or after the Voting Record Time and before the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme, and which remain in issue at the Scheme Record Time, but in each case other than the Excluded Shares
“SEC”	the United States Securities and Exchange Commission
“Significant Interest”	in relation to an undertaking, a direct or indirect interest of 20 per cent. or more of: (a) the total voting rights conferred by the equity share capital (as defined in section 548 of the Companies Act) of such undertaking; or (b) the relevant partnership interest
“Takeover Offer”	if (with the consent of the Panel and subject to the terms of the Co-operation Agreement), AAM elects to implement the Combination by way of a takeover offer (as defined in Chapter 3 of Part 28 of the Companies Act), the offer to be made by or on behalf of AAM to acquire the entire issued and to be issued ordinary share capital of Dowlais on the terms and subject to the conditions to be set out in the related offer document and, where the context permits, any subsequent revision, variation, extension or renewal of such takeover offer

“Third Party”	has the meaning given in Condition 6(a) (General Third Party approvals) in Appendix 1 to this Announcement
“UK” or “United Kingdom”	the United Kingdom of Great Britain and Northern Ireland
“UK Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“UK Listing Rules”	the listing rules made under FSMA by the FCA and contained in the FCA’s publication of the same name, as amended from time to time
“UK Market Abuse Regulation”	the Market Abuse Regulation (EU) No 596/2014 as it forms part of the laws of the United Kingdom from time to time
“U.S.” or “United States”	the United States of America, its territories and possessions, any state of the United States and the District of Columbia
“U.S. Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“U.S. Exchange Act”	the U.S. Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder
“U.S. GAAP”	the accounting principles generally accepted in the U.S.
“U.S. Securities Act”	the U.S. Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder
“US$” or “dollar”	the lawful currency of the United States of America from time to time
“Voting Record Time”	the time and date to be specified in the Scheme Document by reference to which entitlement to vote on the Scheme will be determined
“Wider AAM Group”	AAM Group and associated undertakings and any other body corporate, partnership, joint venture or person in which AAM and all such undertakings (aggregating their interests) have a Significant Interest
“Wider Dowlais Group”	Dowlais Group and associated undertakings and any other body corporate, partnership, joint venture or person in which Dowlais and all such undertakings (aggregating their interests) have a Significant Interest
In this Announcement: (a) “subsidiary”, “subsidiary undertaking”, “undertaking” and “associated undertaking” have the respective meanings given to them in the Companies Act; and (b) all times are London times, unless otherwise stated.
References to the singular include the plural and vice versa.
All references to “pounds”, “pounds sterling”, “Sterling”, “£”, “pence”, “penny” and “p” are to the lawful currency of the United Kingdom.

ANNEX II — CO-OPERATION AGREEMENT
Dated 29 January 2025
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

and

DOWLAIS GROUP PLC

CO-OPERATION AGREEMENT

Slaughter and May
One Bunhill Row
London
EC1Y 8YY
(RAI/NLZC/AXV)

THIS AGREEMENT is made on 29 January 2025
BETWEEN:
1.
American Axle & Manufacturing Holdings, Inc., a company incorporated in Delaware whose registered office is at One Dauch Drive, Detroit, MI 48211-1198, United States of America (“AAM”); and

2.
Dowlais Group plc, a public limited company incorporated in England and Wales whose registered office is at 2nd Floor Nova North, 11 Bressenden Place, London, United Kingdom, SW1E 5BY and company number 14591224 (“Dowlais”), together referred to as the “parties” and each as a “party” to this Agreement.
WHEREAS:
(A)
AAM and Dowlais intend, immediately following execution of this Agreement, to announce AAM’s firm intention to make a recommended offer for the entire issued and to be issued share capital of Dowlais (the “Combination”) on the terms and subject to the conditions set out in the Announcement (as defined below).

(B)
The parties intend the Combination to be effected by means of a scheme of arrangement of Dowlais under Part 26 of the Companies Act (as defined below) (the “Scheme”), provided that AAM reserves the right, as set out in the Announcement and this Agreement, to elect to implement the Combination by way of an Offer (as defined below).

(C)
The parties have agreed to take certain steps to effect the completion of the Combination and wish to enter into this Agreement to record their respective obligations relating to such matters.

THE PARTIES AGREE as follows:
1.
Interpretation

1.1
In this Agreement (including the Recitals and the Schedules (other than Schedule 1)) each of the following words and expressions shall have the following meanings:

“AAM Alternative Proposal”	means any proposal or offer from any person or group relating to any:

(i)
direct or indirect acquisition in a single transaction or a series of related transactions, including by means of the acquisition of capital stock of any member of the AAM Group, of assets or properties that constitute 20 per cent. or more of the assets and properties (based on fair market value) of the AAM Group, taken as a whole, or to which 20 per cent. or more of the AAM Group’s revenues or earnings on a consolidated basis are attributable;

(ii)
direct or indirect acquisition or purchase, in a single transaction or a series of related transactions, of beneficial ownership, or the right to acquire beneficial ownership, of 20 per cent. or more of the voting power of all outstanding equity securities of AAM; or

(iii)
sale or other disposition (including by way of merger (including parent-to-parent merger), consolidation, share exchange, business combination, reorganisation, recapitalisation or other similar transaction) in a single transaction or a series of related transactions of 20 per cent. or more of the voting power of all outstanding equity securities of AAM, in each case, other than the Combination;

“AAM Board”	means the board of directors of AAM from time to time;
“AAM Board Recommendation”	has the meaning given to it in Clause 7.7(B);
“AAM Board Recommendation Change”	has the meaning given to it in Clause 7.8;
“AAM Board Recommendation Change Break Payment”	has the meaning given to it in Clause 16.1(A);
“AAM Board Recommendation Change Event”	has the meaning given to it in Clause 16.1(A);
“AAM Charter Amendment”	means an amendment to the certificate of incorporation of AAM, in the agreed form set out in Schedule 3, which provides for an increase to the number of authorised shares of AAM Stock;
“AAM Directors”	means the directors of AAM from time to time and “AAM Director” shall be construed accordingly;
“AAM Excluded Dividend”	has the meaning given to it in Clause 3.1;
“AAM Group”	means AAM and its subsidiaries and subsidiary undertakings from time to time and “member of the AAM Group” shall be construed accordingly;
“AAM Proxy Documents”	means the AAM Proxy Statement and any other document required in order to obtain the approval of AAM Stockholders in connection with the AAM Stockholder Meeting;
“AAM Proxy Statement”	means the proxy statement of AAM in connection with the AAM Stockholder Meeting (as amended and supplemented from time to time);
“AAM Stock”	means the shares of common stock of AAM issued and outstanding;
“AAM Stockholders”	means the holders of AAM Stock from time to time;
“AAM Stockholder Approvals”	has the meaning given to it in Clause 15.2(A);
“AAM Stockholder Approval Failure Break Payment”	has the meaning given to it in Clause 16.1(C);
“AAM Stockholder Approval Failure Event”	has the meaning given to it in Clause 16.1(C);
“AAM Stockholder Meeting”	means a duly convened meeting of the AAM Stockholders held to obtain the AAM Stockholder Approvals, including any adjournment or postponement of that meeting;
“AAM Takeover Proposal”	means any bona fide written proposal made by a person or group after the date of this Agreement to enter into an AAM Alternative Proposal, but with all references to 20 per cent. in the definition of AAM Alternative Proposal being treated as references to 50 per cent. for these purposes, that:
(i) did not result from a breach of Clause 7.1;

(ii)
is on terms that the AAM Board determines in good faith (after consultation with external legal counsel and a financial adviser) to be more favourable from a financial point of view to the AAM Stockholders than the Combination, taking into account all relevant factors (including after taking into account all of the terms and conditions of, and the likelihood of completion of, such offer and of this Agreement, the time likely to be required to consummate such offer and other risks to consummation of such offer; and

(iii)
the AAM Board determines in good faith (after consultation with external legal counsel and a financial adviser) is reasonably capable of being completed in accordance with its terms, taking into account all financial, regulatory, legal and other aspects of such proposal;

“Acceptance Condition”	has the meaning given to it in Clause 4.2(A);
“Agreed Switch”	where AAM has exercised its Right to Switch to an Offer in accordance with:
(iv) Clause 4.1(A); or
(v) Clause 4.1(B),
in each case in circumstances where the Dowlais Board Recommendation is given in respect of that Offer;
“Announcement”	means the announcement in the agreed form set out in Schedule 1;
“Break Payment Event”	means each of:
(i) an AAM Board Recommendation Change Event;
(ii) a Regulatory Condition Satisfaction Failure Event; and
(iii) an AAM Stockholder Approval Failure Event;
“Break Payments”	means, collectively:
(i) the AAM Board Recommendation Change Break Payment;
(ii) the Regulatory Condition Break Payment; and
(iii) the AAM Stockholder Approval Failure Break Payment;
“Business Day”	means any day, other than a public holiday, Saturday or a Sunday, when banks are generally open in London and New York City for general banking business;
“Cash Consideration”	means the portion of the Consideration to be paid by AAM in cash;
“Clean Team Agreement”	means the clean team agreement between AAM and Dowlais dated 13 December 2024;
“Clearances”	means all approvals, consents, clearances, determinations, permissions, confirmations, and waivers that may need to be obtained, all applications and filings that may need to be made or are expedient and all waiting periods that may need to have expired, from or under any Laws or practices applied by any Relevant Authority (or under any agreements or arrangements to which any Relevant Authority is a party), in each case that are necessary and/or expedient to satisfy the Regulatory Conditions (and any reference to any Clearance having been “satisfied” shall be construed as meaning that each of the foregoing has been obtained or, where relevant, made, expired or terminated) and “Clearance” means any of these;
“Code”	means the City Code on Takeovers and Mergers as issued from time to time by or on behalf of the Panel;
“Combination”	has the meaning given to it in Recital (A);
“Companies Act”	means the Companies Act 2006;
“Competing Proposal”	means:

(a)
an offer (including a partial or tender offer), merger, acquisition, scheme of arrangement and/or reverse takeover (or an announcement of a firm intention under Rule 2.7 of the Code to do the same), the purpose of which is to acquire, directly or indirectly, 30 per cent. or more of the issued and to be issued ordinary share capital of Dowlais (when aggregated with the

Dowlais Shares already held by the acquirer and any person acting or deemed to be acting in concert with the acquirer) or any arrangement or series of arrangements which results in any party acquiring, consolidating or increasing “control” (as defined in the Code) of Dowlais;

(b)
the acquisition or disposal, directly or indirectly, of all or a significant proportion (being 30 per cent. or more) of the business, assets and/or undertakings of the Dowlais Group calculated by reference to any of its revenue, profits or market capitalisation taken as a whole;

(c)
a demerger, any material reorganisation and/or liquidation involving all or a significant portion (being 30 per cent. or more) of the Dowlais Group calculated by reference to any of its revenue, profits or market capitalisation taken as a whole; or

(d) a Powder Metallurgy Transaction,
in each case which is not effected by AAM (or any of its concert parties (as defined in the Code)) or at AAM’s direction or with AAM’s written agreement, whether implemented in a single transaction or a series of transactions and whether conditional or otherwise;
“Conditions”	means the conditions to the Combination as set out in Part 1 of Appendix 1 to the Announcement and “Condition” shall be construed accordingly;
“Confidentiality Agreement”	means the confidentiality agreement between AAM and Dowlais dated 14 January 2025, with an effective date of 29 October 2024;
“Consideration”	means the consideration payable to Dowlais Shareholders by AAM pursuant to the terms of the Combination and as set out in the Announcement;
“Court”	means the High Court of Justice in England and Wales;
“Court Meeting”	means the meeting of Dowlais Shareholders (and any adjournment thereof) convened pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme;
“Day 60”	has the meaning given to it in Clause 4.2(D);
“Dowlais Board Adverse Recommendation Change”	means:
(i) if Dowlais makes an announcement prior to the publication of the Scheme Document or (if different) the document convening the Dowlais GM that:
(a) the Dowlais Directors no longer intend to recommend the Combination or intend to adversely modify or qualify their recommendation of the Combination;
(b) (other than where AAM has exercised its Right to Switch) it will not convene and hold the Court Meeting or the Dowlais GM; or
(c) (other than where AAM has exercised its Right to Switch) it intends not to post the Scheme Document or (if different) the document convening the Dowlais GM, in each case without the consent of AAM;

(ii)
(other than where AAM has exercised its Right to Switch) the Dowlais Board Recommendation is not included in the Scheme Document or (if different) the document convening the Dowlais GM, when published;

(iii)
(other than where AAM has exercised its Right to Switch) if Dowlais makes an announcement that it will or intends to delay the convening of, or adjourn, or does in fact delay the convening of or adjourn, the Court Meeting or the Dowlais GM (which, for the avoidance of doubt, shall not include any failure by Dowlais to bring forward the date on which such meetings or hearings shall be held or convened), to a date which is later than the 22nd day after the expected date of the Court Meeting or the Dowlais GM (as relevant) set out in the Scheme Document, in each case without the consent of AAM, except where:

(a)
AAM has committed a breach of this Agreement, and such breach has caused the delay (but provided that Dowlais has notified AAM in writing of such breach as soon as reasonably practicable upon becoming aware of such breach and, to the extent capable of being remedied, such breach remains unremedied following the earlier to occur of (i) five (5) Business Days from the date of receipt by AAM of such written notification and (ii) the time by which Dowlais would (absent such breach) be required to publicly reaffirm or re-issue the Dowlais Board Recommendation for such circumstances to not constitute a Dowlais Board Adverse Recommendation Change);

(b)
a supplementary circular is required to be published in connection with the Scheme and, as a result, the Court Meeting and/or the Dowlais GM cannot be held by such date in compliance with the Code and any other applicable Law (but provided that Dowlais has used all reasonable endeavours to publish the supplementary circular as soon as reasonably practicable after the date on which the requirement to publish a supplementary circular arises);

(c)
such delay or adjournment is caused solely by logistical or practical reasons outside Dowlais’ reasonable control (but provided that Dowlais uses all reasonable endeavours to convene or reconvene and hold the Court Meeting or the Dowlais GM (as relevant) as soon as is reasonably practicable); or

(d)
AAM has delayed or adjourned the AAM Stockholder Meeting (other than in accordance with Clause 7.15(E)) and the delay or adjournment to the Court Meeting and the Dowlais GM is required in order to ensure that the Court Meeting and the Dowlais GM are held on the same date as the date of the AAM Stockholder Meeting;

(iv)
if a third party makes an announcement pursuant to Rule 2.7 of the Code in respect of an offer for all or part of the issued and to be issued share capital of Dowlais, and the Dowlais Directors either: (a) announce that they intend to support that third party’s offer or possible offer; or (b) do not, within five (5) Business Days of that third party’s announcement pursuant to Rule 2.7 of the Code, announce that they intend to continue to make the Dowlais Board Recommendation;

(v)
at any time prior to the conclusion of the Court Meeting and Dowlais GM, the Dowlais Directors otherwise withdraw or adversely modify or qualify the Dowlais Board Recommendation (or make an announcement that they intend to do so); or

(vi)
if, after the Scheme has been approved by Dowlais Shareholders and/or the approval of the Dowlais GM Resolutions at the Dowlais GM has been received, the Dowlais Directors announce that they shall not convene the Scheme Hearing and/or implement the Scheme (other than: (i) in connection with an announcement of an Offer or a revised offer by AAM (or one of AAM’s concert parties) for Dowlais; (ii) where AAM has exercised its Right to Switch; or (iii) because a Condition to the Combination has become incapable of fulfilment or satisfaction and AAM has stated that it will not waive such a Condition (if capable of waiver)), provided that, for the avoidance of doubt, the issue of any holding statement by Dowlais following a change of circumstances shall not constitute a Dowlais Board Adverse Recommendation Change so long as any such holding statement: (i) contains an express statement that the Dowlais Board Recommendation is not withdrawn or adversely modified or qualified; and (ii) does not contain a statement that the Dowlais Directors intend to withdraw or adversely modify or qualify the Dowlais Board Recommendation;
“Dowlais Board Recommendation”	means the unanimous and unconditional recommendation of the Dowlais Directors to the Dowlais Shareholders:
(i) to vote in favour of the Scheme at the Court Meeting and the Dowlais GM Resolutions at the Dowlais GM; or
(ii) if AAM elects to implement the Combination by way of an Offer in accordance with the terms of this Agreement, to accept the Offer;
“Dowlais Directors”	means the directors of Dowlais from time to time and “Dowlais Director” shall be construed accordingly;
“Dowlais Equalising Dividend”	has the meaning given to it in Clause 3.2;
“Dowlais Excluded Dividend”	has the meaning given to it in Clause 3.5;
“Dowlais FY24 Final Dividend”	has the meaning given to it in Clause 3.3(A);
“Dowlais GM”	means the general meeting of Dowlais Shareholders to be convened in connection with the Scheme to be held on the same date as the Court Meeting to consider and, if thought fit, approve, the Dowlais GM Resolutions, including any adjournment or postponement of that meeting;
“Dowlais GM Resolutions”	means the shareholder resolutions as are necessary or desirable to enable Dowlais to approve, implement and effect the Scheme, including, among other things, the resolutions relating to the amendment of Dowlais’ articles of association;
“Dowlais Group”	means Dowlais and its subsidiaries and subsidiary undertakings from time to time and “member of the Dowlais Group” shall be construed accordingly;
“Dowlais Permitted Dividends”	has the meaning given to it in Clause 3.3;
“Dowlais Representative”	has the meaning given to it in Clause 15.3;

“Dowlais Shareholders”	means holders of Dowlais Shares from time to time;
“Dowlais Shares”	means shares in the capital of Dowlais from time to time;
“Dowlais Share Plans”	has the meaning given to it in Schedule 2;
“Effective Date”	means the date upon which either:
(i) the Scheme becomes effective in accordance with its terms; or
(ii) if AAM elects to implement the Combination by means of an Offer in accordance with the terms of this Agreement, the Offer becomes or is declared unconditional;
“Exchange Act”	means the United States Securities Exchange Act of 1934;
“Exchange Rate”	means the spot reference rate for a transaction between pounds sterling and US Dollars as quoted by the Bank of England on the Business Day immediately preceding the Relevant Date (or, if no such rate is quoted on that date, on the preceding date on which such rate is quoted);
“FCA”	means the UK Financial Conduct Authority;
“HSR Act”	means the Hart-Scott-Rodino Antitrust Improvements Act of 1976;
“Joint Defense Agreement”	means the confidentiality and joint defense agreement between, amongst others, AAM and Dowlais dated 6 December 2024;
“Law”	means any applicable statutes, common law, rules, ordinances, regulations, codes, orders, judgments, injunctions, writs, decrees, directives, governmental guidelines or interpretations having the force of law or bylaws, in each case, of a Relevant Authority and shall for the avoidance of doubt include the Code;
“Long Stop Date”	has the meaning given to it in the Announcement;
“New AAM Stock”	means the shares of common stock of AAM proposed to be issued to Dowlais Shareholders pursuant to the Scheme (or the Combination or Offer, as the context requires) or in consideration for the transfer to AAM of Dowlais Shares;
“Non-U.S. Dowlais Shareholders”	has the meaning given to it in Clause 15.6;
“Notice”	has the meaning given to it in Clause 17.1;
“Offer”	means, in the event that AAM exercises its Right to Switch to elect to implement the Combination by means of a takeover offer within the meaning of section 974 of the Companies Act, such offer, including any subsequent revision, amendment, variation, extension or renewal;
“Offer Document”	means the offer document published by or on behalf of AAM in connection with any Offer, including any revised offer document;
“Panel”	means the UK Panel on Takeovers and Mergers;
“Permitted Buyback”	means the repurchase of Dowlais Shares by Dowlais pursuant to the on-market share buyback programme of Dowlais Shares for up to a maximum aggregate consideration of £50 million which commenced on 4 April 2024;
“Powder Metallurgy Business”	means the powder metallurgy business (comprising the GKN Powders/Hoeganaes division, the GKN Sinter Metals division and the GKN Additive division) carried on, prior to the Effective Date, by members of the Dowlais Group;
“Powder Metallurgy Transaction”	means, except with AAM’s prior written consent, any proposal, announcement or offer from any person or group relating to any:
(iii) direct or indirect acquisition, purchase, lease, exchange, transfer or licence, in a single transaction or a series of related transactions (including by means of the acquisition of capital stock of any member of the Dowlais Group or of assets or properties of the Dowlais Group) of: (a) all or any material part of the Powder Metallurgy Business; (b) all or any material part of the GKN Powders/Hoeganaes division; or (c) all or any material part of the GKN Sinter Metals division; or

(iv)
sale or other disposition (including by way of merger (including parent-to-parent merger), consolidation, share exchange, business combination, reorganisation, recapitalisation or other similar transaction) in a single transaction or a series of related transactions of: (a) all or any material part of the Powder Metallurgy Business; (b) all or any material part of the GKN Powders/Hoeganaes division; or (c) all or any material part of the GKN Sinter Metals division, in each case, other than in connection with the Combination;
“Qualifying AAM Alternative Proposal”	has the meaning given to it in Clause 7.2(B);
“Registration Statement”	has the meaning given to it in Clause 4.2(J)(i);
“Regulatory Condition Break Payment”	has the meaning given to it in Clause 16.1(B);
“Regulatory Condition Satisfaction Failure Event”	has the meaning given to it in Clause 16.1(B);
“Regulatory Conditions”	means the Conditions set out in paragraph 3 (Official authorisations and regulatory clearances) and paragraph 6 (General Third Party approvals) in Part 1 of Appendix 1 to the Announcement, each a “Regulatory Condition”;
“Regulatory Information Service”	means an information service authorised from time to time by the FCA for the purpose of disseminating regulatory announcements;
“Relevant Authority”	means any central bank, ministry, governmental, quasi-governmental, supranational (including the European Union), statutory, regulatory or investigative body or agency or authority, court or tribunal exercising anti-trust or competition or merger control, foreign investment review, regulatory, taxing, importing or other authority, in any relevant jurisdiction, including, for the avoidance of doubt, the Panel, the Competition and Markets Authority, the FCA, the US Department of Justice, the US Federal Trade Commission, and the SEC, and “Relevant Authorities” means all of them;
“Relevant Date”	means, for the purposes of Clause 3, the date on which a Dowlais Excluded Dividend is paid;
“Relevant Third Parties”	has the meaning given to it in Clause 18.15;
“Remedy”	means any condition, obligation, term, undertaking, commitment, divestment, modification or measure that is required to obtain the Clearances to enable the Effective Date to occur by the Long Stop Date (and “Remedies” shall be construed accordingly);
“Right to Switch”	has the meaning given to it in Clause 4.1;
“Scheme”	has the meaning given to it in Recital (B);
“Scheme Condition”	means the Condition referred to in paragraph 2 (Scheme approval) of Part 1 of Appendix 1 to the Announcement;
“Scheme Counsel”	has the meaning given to it in Clause 15.7;

“Scheme Document”	means the circular relating to the Scheme addressed to the Dowlais Shareholders and to be sent to (amongst others) the Dowlais Shareholders containing, inter alia, details of the Combination, the full terms and conditions of the Scheme and containing the notices convening the Dowlais GM and the Court Meeting, including (as the context requires) any revision thereof or supplement thereto;
“Scheme Hearing”	means the Court hearing to sanction the Scheme under section 899 of the Companies Act, including any adjournment thereof;
“Scheme Record Time”	means the time and date to be specified in the Scheme Document, expected to be 6.00 p.m. on the Business Day immediately after the Scheme Hearing;
“SEC”	means the United States Securities and Exchange Commission;
“Securities Act”	means the United States Securities Act of 1933;
“Service Document”	a claim form, application notice, order, judgment or other document relating to any proceedings, suit or action;
“Special Procedures”	has the meaning given to it in Clause 15.6(A);
“Tax”	means and includes all forms of taxation and statutory and government, state, provincial, local governmental or municipal charges, duties, contributions and levies, withholdings and deductions wherever and whenever imposed and all related penalties and interest;
“Tax Authority”	means HM Revenue and Customs or any governmental or other authority competent to impose Tax including any person, authority or body responsible for collection of Tax;
“Third Party Rights Provisions”	has the meaning given to it in Clause 18.15;
“U.S.”	means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;
“U.S. Internal Revenue Code”	means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder; and
“VAT”	means:
(i) value added tax imposed by the Value Added Tax Act 1994 and legislation and regulations supplemental thereto;

(ii)
to the extent not included in paragraph (i) above, any Tax imposed in compliance with the council directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(iii)
any other Tax of similar nature to the Taxes referred to in paragraph (i) or paragraph (ii) above, whether imposed in the United Kingdom or a member state of the European Union in substitution for, or levied in addition to, the Taxes referred to in paragraph (i) or paragraph (ii) above or imposed elsewhere.

1.2
In this Agreement, except where the context otherwise requires:

(A)
references to Recitals, Clauses and Schedules are to Recitals and Clauses of and Schedules to this Agreement;

(B)
the expressions “subsidiary” and “subsidiary undertaking” shall have the meanings given in the Companies Act and the expression “group” in relation to a party, means that party together with its subsidiaries and subsidiary undertakings from time to time;

(C)
the expressions “acting in concert” and “offer” shall have the meanings given in the Code;

(D)
use of any gender includes the other genders;

(E)
words in the singular shall include the plural and vice versa;

(F)
a reference to any statute or statutory provision, shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted and shall include any subordinate legislation made from time to time under that statute or statutory provision (including, with respect to any Laws of the United States of America (whether state, federal or otherwise), any rules or regulations promulgated thereunder);

(G)
references to a “company” shall be construed so as to include any, corporation or other body corporate, wherever and however incorporated or established;

(H)
references to a “person” shall be construed so as to include any individual, firm, company, corporation, body corporate, government, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality);

(I)
any reference to a “day” (including within the defined term “Business Day”) shall mean a period of 24 hours running from midnight to midnight;

(J)
references to times are to London time;

(K)
references to “£” and “pounds sterling” are to the lawful currency of England;

(L)
references to “$” and “US Dollars” are to the lawful currency of the United States of America;

(M)
references to “writing” shall include any modes of reproducing words in a legible and non transitory form and shall include email except where otherwise expressly stated;

(N)
references to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official, or any legal concept or thing shall in respect of any jurisdiction other than England be deemed to include what most nearly approximates in that jurisdiction to the English legal term;

(O)
(i)
the rule known as the ejusdem generis rule shall not apply and accordingly general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; and

(ii)
general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words;

(P)
a reference to “includes” or “including” shall mean “includes without limitation” or “including without limitation” respectively;

(Q)
the phrases “to the extent” and “to the extent that” are used to indicate an element of degree and are not synonymous with the word “if”;

(R)
all headings and titles are inserted for convenience only and are to be ignored in the interpretation of this Agreement;

(S)
the Schedules form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement, and any reference to this Agreement shall include the Schedules;

(T)
a reference to any other document referred to in this Agreement is a reference to that other document as amended or supplemented at any time; and

(U)
references to this Agreement include this Agreement as amended or supplemented in accordance with its terms.

2.
Publication of the Announcement and the terms of the Combination

2.1
The parties shall procure the release of the Announcement via a Regulatory Information Service at or before 8:00 a.m. on the date of this Agreement, or such other date and time as may be agreed by the parties (and, where required by the Code, approved by the Panel). The obligations of the parties under this Agreement, other than this Clause 2.1 and Clauses 12 to 20 (each as interpreted in accordance with Clause 1), shall be conditional on such release.

2.2
The principal terms of the Combination shall be as set out in the Announcement, together with such other terms as may be agreed by the parties in writing (save in the case of an improvement to the terms of the Combination, which will be at the absolute discretion of AAM) and, where required by the Code, approved by the Panel.

2.3
The terms of the Combination at the date of posting of the Scheme Document shall be set out in the Scheme Document. Should AAM elect to implement the Combination by way of an Offer in accordance with Clause 4, the terms of the Combination shall be set out in the announcement of the switch to an Offer and the Offer Document.

3.
Dividends and other terms

AAM permitted distribution
3.1
The parties agree that, prior to the Effective Date, AAM shall not (and shall procure that no member of the AAM Group shall) announce, declare, make or pay any dividend and/or other distribution and/or other return of capital (other than from one member of the AAM Group to another member of the AAM Group).

3.2
If, on or after the date of the Announcement and prior to the Effective Date, AAM announces, declares, makes or pays any dividend and/or other distribution and/or other return of capital (an “AAM Excluded Dividend”), then Dowlais shall be entitled to elect by five (5) Business Days’ written notice to AAM to declare and pay an equalising dividend to Dowlais Shareholders so as to reflect the value attributable to all or part of such dividend, distribution or return of capital, at the Exchange Rate, without any consequential reduction to the Consideration (a “Dowlais Equalising Dividend”).

Dowlais permitted distributions
3.3
The following dividends shall constitute “Dowlais Permitted Dividends”:

(A)
a final dividend by Dowlais in respect of the financial year ended on 31 December 2024 (the “Dowlais FY24 Final Dividend”), provided that such dividend does not exceed an amount per Dowlais Share of more than 2.8 pence; and

(B)
any Dowlais Equalising Dividend.

3.4
If a Dowlais Permitted Dividend is declared with a record date prior to the Effective Date:

(A)
Dowlais Shareholders shall be entitled to receive and retain such dividend;

(B)
AAM Stockholders shall have no entitlement in relation to such dividend; and

(C)
payment of such dividend shall not affect or reduce the Consideration in any way.

3.5
If, on or after the date of the Announcement and prior to the Effective Date, Dowlais announces, declares, makes or pays any dividend and/or other distribution and/or other return of capital which is neither a Dowlais Permitted Dividend nor a Permitted Buyback (a “Dowlais Excluded Dividend”), then AAM shall be entitled (at its sole discretion) to reduce the Cash Consideration by an amount that reflects the value attributable to all or any part of the amount by which such dividend, distribution or other return of capital exceeds the Dowlais Permitted Dividend, or, in the case of any other dividend, distribution or return of capital, by an amount that reflects the value attributable to all or part of such dividend, distribution or return of capital, in each case at the Exchange Rate, in which case any reference in the Announcement or in the Scheme Document (or, in the event that the Combination is to be implemented by means of any Offer, the Offer Document) to the Consideration will be deemed to be a reference to the Consideration as so reduced, and AAM shall comply with all of its obligations under the Code in reducing such Cash Consideration.
Other terms
3.6
AAM agrees that, to the extent that the Dowlais Shares held by the Melrose Employee Share Ownership Trust are repurchased by Dowlais for nil consideration and cancelled pursuant to the tripartite agreement entered into by Dowlais at the time of the demerger with Melrose Industries PLC and Zedra Trust Company (Guernsey) Limited (acting as trustee for the Melrose Automotive Share Plan) prior to completion of the Combination (the “Cancelled Shares”), AAM will increase the Cash Consideration and the number of New AAM Shares payable in respect of each Dowlais Share held pursuant to the Combination so as to allocate the Cash Consideration and New AAM Shares which the Cancelled Shares would have received on completion of the Combination to the Dowlais Shareholders based on the fully diluted share capital of Dowlais at the time of such cancellation, with the Cash Consideration rounded to the nearest pence and the number of New AAM Shares to four decimal places.

4.
Structure of the Combination

4.1
The parties intend as at the date of this Agreement to implement the Combination by means of the Scheme. AAM shall have the right (a “Right to Switch”) (subject always to the consent of the Panel (if required)), whether before or after the posting of the Scheme Document, to elect at any time to implement the Combination by way of an Offer if:

(A)
Dowlais provides its prior written consent;

(B)
a Competing Proposal is made or announced (whether or not subject to satisfaction or waiver of any pre-conditions); or

(C)
a Dowlais Board Adverse Recommendation Change occurs.

4.2
In the event of an Agreed Switch, unless otherwise agreed with Dowlais or required by the Panel, the parties agree that:

(A)
the acceptance condition to the Offer (the “Acceptance Condition”) shall be set at 90 per cent. of the Dowlais Shares to which the Offer relates (or such lesser percentage as may be agreed between the parties in writing after, to the extent necessary, consultation with the Panel, being in any case more than 50 per cent. of the Dowlais Shares to which the Offer relates);

(B)
AAM will agree with Dowlais in a timely manner:

(i)
any announcements relating to the Combination; and

(ii)
any proposed changes to the timetable for implementation of the Combination (including, if proposed, any changes to the Long Stop Date),

for inclusion in the firm intention announcement in relation to the Offer and/or the Offer Document;
(C)
AAM shall:

(i)
prepare, as soon as reasonably practicable, the sections of the Offer Document attributable to AAM and related form of acceptance;

(ii)
prepare, as soon as reasonably practicable following receipt of the required information from Dowlais, any other sections of the Offer Document;

(iii)
agree with Dowlais the form and contents, and timing of publication of, the Offer Document and related form of acceptance;

(D)
AAM shall not take any such action (including publishing an acceptance condition invocation notice (as defined in Rule 31.6 of the Code)) which would cause the Offer not to proceed, to lapse or to be withdrawn in each case for non-fulfilment of the Acceptance Condition prior to midnight on the sixtieth (60th) day following the publication of the Offer Document (or such later date as is set pursuant to Rule 31.3 of the Code and Notes on that Rule) (“Day 60”) and AAM shall ensure that the Offer remains open for acceptances until such time;

(E)
AAM shall not, without the prior written consent of Dowlais, make any acceleration statement (as defined in the Code) unless:

(i)
all of the Conditions (other than the Acceptance Condition) have been (or in the statement are stated as being) satisfied or waived (if capable of waiver);

(ii)
the acceleration statement contains no right for AAM to set the statement aside (except with Dowlais consent); and

(iii)
AAM undertakes to Dowlais not to take any action or step otherwise to set the acceleration statement aside;

(F)
if at any time during the period between the publication of the Offer Document and 5:00 p.m. on the date falling on the ninth day prior to Day 39 (as defined in the Code), it becomes reasonably expected that any outstanding Regulatory Condition is not likely to be satisfied or waived (if capable of waiver) prior to Day 60, AAM shall promptly consult with Dowlais as to whether a suspension to the offer timetable should be sought pursuant to Rule 31.4(a) of the Code;

(G)
notwithstanding sub-Clause (F) above, if by 5:00 p.m. on the date falling on the ninth day prior to Day 39 (as defined in the Code), any outstanding Regulatory Condition has not been satisfied, AAM shall seek, jointly with Dowlais, the consent of the Panel to suspend the offer timetable no later than the date falling on the second day prior to Day 39 (as defined in the Code) pursuant to Rule 31.4(a) of the Code;

(H)
AAM shall keep Dowlais informed, on a regular basis and in any event within two (2) Business Days following a written request from Dowlais, of the number of Dowlais Shareholders that have:

(i)
validly returned their acceptance forms;

(ii)
returned but incorrectly completed their acceptance forms;

(iii)
validly returned their withdrawal forms; and

(iv)
returned but incorrectly completed their withdrawal forms,

and in each case specifying the identity of such shareholders and the number of Dowlais Shares to which such forms relate;
(I)
the Conditions, as set out in Part 1 of Appendix 1 to the Announcement, shall be incorporated into the announcement of such Offer and into the Offer Document, subject to replacing the Scheme Condition with the Acceptance Condition together with such modifications as are agreed in writing by the parties or, where required by the Code, by the Panel;

(J)
AAM shall, in accordance with the timetable agreed between the parties in writing from time to time and in any event in sufficient time to enable completion of the Combination to occur by the Long Stop Date:

(i)
prepare and cause to be filed with the SEC a registration statement on Form S-4, in which the AAM Proxy Statement will be included as a prospectus, with respect to the New AAM Stock to be issued to Dowlais Shareholders in connection with the Combination (as it may be amended or supplemented from time to time) (the “Registration Statement”) and the obligations of AAM in Clauses 7.4(B), 7.6 and 7.11 shall apply to such Registration Statement (and the preparation, review and filing thereof) mutatis mutandis; and

(ii)
make all necessary filings with the SEC with respect to the Offer and shall comply with all applicable rules and regulations under the Securities Act and the Exchange Act, including Regulation 14E and the rules promulgated thereunder;

(K)
AAM shall use all reasonable endeavours, and Dowlais will reasonably co-operate with AAM to:

(i)
(to the extent consistent with Clause 7.5 and the timetable agreed between the parties in writing from time to time) cause the Registration Statement to become effective as promptly as reasonably practicable upon receiving confirmation by the SEC that it has no further comments on the Registration Statement;

(ii)
respond to any comments received from the SEC (or its staff) in respect of the Registration Statement and resolve such comments with the SEC (or its staff) as promptly as reasonably practicable; and

(iii)
keep the Registration Statement effective as long as is necessary to consummate the Offer;

(L)
the Offer shall otherwise be made on the same terms and subject to the same conditions as those set out in the Announcement, subject to any modification or amendment to such terms and conditions as may be agreed to by Dowlais and (if required) the Panel or which is necessary as a result of the switch from the Scheme to the Offer;

(M)
AAM shall consult with Dowlais (and take into account all reasonable comments from Dowlais or its legal advisers) as to the timing of the publication or dissemination of any document or documents required to be prepared, filed and/or delivered to any person (including the Dowlais Shareholders or the AAM Stockholders) by AAM in connection with the Offer or as a result of the publication or dissemination of the Offer Document and consult with Dowlais, provide Dowlais with drafts of such document(s), take into account all reasonable comments from Dowlais or its legal advisers) as to the form and content of such document(s) and use all reasonable endeavours to have such document(s) approved and published as required as soon as reasonably practicable;

(N)
AAM shall comply with all applicable Law in relation to the Offer; and

(O)
all provisions of this Agreement relating to the Scheme, its implementation and documents relating thereto shall apply to the Offer, its implementation and relevant documents mutatis mutandis, and all other provisions of this Agreement shall continue to apply, save as set out in this Clause 4.

4.3
AAM hereby represents that it is not, at the date of this Agreement, and undertakes that (for so long as this Agreement is in force) it shall not become, following the date of this Agreement, required to make a mandatory offer for Dowlais pursuant to Rule 9 of the Code, provided that this Clause 4.3 shall cease to apply if a Competing Proposal is made.

5.
Undertakings in relation to satisfaction of the Regulatory Conditions

Regulatory Conditions
5.1
AAM shall use all reasonable endeavours to obtain the Clearances and satisfy the Regulatory Conditions as soon as is reasonably practicable following the date of this Agreement and in any event in sufficient time to enable the Effective Date to occur by the Long Stop Date. This shall include AAM: (i) where reasonable to do so, defending any lawsuits or other legal proceedings by any Relevant Authority (whether judicial or administrative) challenging this Agreement or the Combination; and (ii) at the earliest date necessary or expedient to obtain the Clearances within sufficient time to enable the Effective Date to occur by the Long Stop Date, offering and/or agreeing to Remedies that are required (or reasonably expected to be required) to obtain the Clearances, provided that AAM shall not be obliged to offer and/or agree to a Remedy which can be reasonably considered likely to:

(A)
materially impact the value or operations of the AAM Group following completion of the Combination; or

(B)
materially impact the ability of AAM to realise the benefits of the Combination as set out in the Announcement,

but, in each case, only after prior consultation with Dowlais in relation thereto.
Regulatory processes
5.2
AAM and Dowlais shall co-operate with each other and provide each other with all reasonable information, comments, assistance and access in a timely manner in order to allow for AAM, or AAM and Dowlais jointly, or Dowlais, as may be required, to make any filings, notifications or submissions (or drafts thereof) as are necessary in connection with seeking to obtain the Clearances and satisfying the Regulatory Conditions, in each case with or to any Relevant Authority, and to ensure that all information reasonably necessary or reasonably advisable for the making of (or responding to any requests for further information consequent upon) any such filings, notifications or submissions (including draft versions) is supplied accurately and promptly, and in any event in sufficient time before any applicable deadline or due date, provided that the co-operation will be conducted in a manner reasonably designed to preserve applicable lawyer/client and lawyer work product privileges and to limit the exchange of any competitively sensitive information to outside counsel or pursuant to the Clean Team Agreement or the Joint Defense Agreement.

5.3
AAM shall, acting reasonably, determine the strategy for satisfying the Regulatory Conditions, but only after prior consultation with Dowlais in relation thereto and having considered all reasonable comments from Dowlais, or its legal advisers.

5.4
Without prejudice to the generality of the foregoing, and except to the extent that to do so is prohibited by Law:

(A)
AAM, or AAM and Dowlais jointly, or Dowlais, as may be required:

(i)
unless otherwise provided for in Clause 5.4(A)(ii), will submit (or shall procure the submission of) any filings, notifications or submissions (in draft, as applicable) to each Relevant Authority as soon as is reasonably practicable after the signing of this Agreement (unless otherwise agreed between the parties) and within any applicable mandatory time periods where it is necessary or expedient to do so in order to obtain a Clearance;

(ii)
in relation to the China Antitrust Condition (as set out in paragraph 3(d) (China) of Part 1 of Appendix 1 to the Announcement), the Korea Antitrust Condition (as set out in paragraph 3(e) (South Korea) of Part 1 of Appendix 1 to the Announcement), the Mexico Antitrust Condition (as set out in paragraph 3(f) (Mexico) of Part 1 of Appendix 1 to the Announcement), and the Brazil Antitrust Condition (as set out in paragraph 3(g) (Brazil) of Part 1 of Appendix 1 to the Announcement), will submit (or shall procure the submission of) any filings, notifications or submissions (in draft, as applicable) to each Relevant Authority within eighty (80) calendar days of the date of this Agreement (“Agreed Filing Date”), unless otherwise agreed between the parties and provided that Dowlais has provided (where applicable) all information that is reasonably requested or required to prepare such filings promptly, within all reasonable deadlines specified by AAM or its legal advisers and in any event within such time as to enable AAM (or AAM and Dowlais jointly) to meet the Agreed Filing Date;

(iii)
respond to any supplementary enquiries and file any additional information requested by a Relevant Authority in connection with such Clearance as soon as reasonably practicable after receipt of such request and within any relevant deadline provided by the Relevant Authority where it is necessary or expedient to do so in order to obtain a Clearance; and

(iv)
maintain appropriate regular and ongoing dialogue with each Relevant Authority in order to monitor and ensure the prompt progress of any filings, notifications or submissions and offer such assistance and input as may be reasonably necessary to assist each Relevant Authority to consider and progress the relevant Clearances;

(B)
AAM shall be primarily responsible (except as otherwise required for preparation and submission of an appropriate notification and report form as applicable under the HSR Act) for preparing all filings, submissions, correspondence and communications (or drafts thereof) required to be submitted, sent or communicated to any Relevant Authority for the purpose of obtaining the Clearances and satisfying the Regulatory Conditions, provided that it shall do so in close co-operation with Dowlais, and consult with Dowlais, and take into account comments from Dowlais (and/or its legal advisers) in respect of any such filings, submissions, correspondence or communications;

(C)
AAM shall (subject to Clause 5.6 below and except as otherwise required for preparation and submission of an appropriate notification and report form as applicable under the HSR Act):

(i)
provide, or procure the provision of, draft copies of all filings, notifications, submissions, correspondence and communications (other than correspondence and communications of an administrative nature) intended to be sent to any Relevant Authority in connection with obtaining any Clearances or satisfying the Regulatory Conditions to Dowlais and/or its legal advisers, at such time as will allow Dowlais and/or its legal advisers a reasonable opportunity to review and provide comments on such filings, notifications, submissions, correspondence and communications, and shall consider in good faith such comments, before they are submitted, sent or communicated; and

(ii)
provide Dowlais with copies of all such filings, notifications, submissions, correspondence and communications (other than correspondence and communications of an administrative nature) in the form finally submitted, sent or communicated;

(D)
in relation to any filings, notifications, submissions, correspondence or communications (other than correspondence and communications of an administrative nature) to be submitted or sent by Dowlais or any member of the Dowlais Group to any Relevant Authority in relation to obtaining any Clearances or satisfying the Regulatory Conditions, Dowlais shall (subject to Clause 5.6 below):

(i)
provide, or procure the provision of, draft copies of all filings, notifications, submissions, correspondence and communications (other than correspondence and communications of an administrative nature) intended to be sent to any Relevant Authority in connection with obtaining any Clearances or satisfying the Regulatory Conditions to AAM and/or its legal advisers, at such time as will allow AAM and/or its legal advisers a reasonable opportunity to review and provide comments on such filings, notifications, submissions, correspondence and communications, and shall consider in good faith and, where reasonable, accept any such comments, before they are submitted, sent or communicated, and shall not make or send the filing, notification, submission, correspondence or communication without AAM’s prior written consent (such consent not to be unreasonably withheld or delayed); and

(ii)
provide AAM with copies of all such filings, notifications, submissions, correspondence and communications in the form finally submitted or sent;

(E)
AAM and Dowlais shall keep each other’s legal advisers copied in material correspondence and communications with any Relevant Authority (subject to Clause 5.6 below);

(F)
AAM and Dowlais (and/or their respective legal advisers) shall in a timely manner and save to the extent prohibited by applicable Law or by any applicable Relevant Authority: (i) notify each other; and (ii) provide copies (in the case of written communications) or summaries (in the case of oral communications), of any material communication from or discussion with any Relevant Authority in relation to obtaining any Clearance or satisfying the Regulatory Conditions;

(G)
each party shall be responsible for its own costs in relation to preparing any filings, notifications, submissions, correspondence and communications relating to any Clearance or satisfying the Regulatory Conditions, except that AAM shall be responsible for the payment of all filing fees to any Relevant Authority in connection with the Clearances;

(H)
AAM and Dowlais shall give the other party (and/or its legal advisers) the opportunity (with reasonable notice when reasonably practicable and not objected to by the applicable Relevant Authority) to attend, and make reasonable oral submissions during, hearings, meetings and material video calls or telephone calls (each a “Meeting” and together, “Meetings”) between that party (and/or its advisers) and any Relevant Authority in connection with obtaining the Clearances or satisfying the Regulatory Conditions (provided such oral submissions have been discussed by the parties in advance and, in the case of material oral submissions by Dowlais or its advisers, have been approved by AAM or its legal advisers in advance, such approval not to be unreasonably withheld or delayed) and, where such attendance and participation is not permitted by applicable Law or the Relevant Authority, provide, to the extent so permitted, the other party with a reasonably detailed summary of such Meeting as soon as reasonably practicable following the Meeting; and

(I)
where reasonably requested by the other party (or its legal advisers), AAM or Dowlais (as applicable) shall make available appropriate representatives (including, where reasonably requested, legal advisers) to attend any Meetings between the parties (and/or their respective advisers) and any Relevant Authority in connection with obtaining the Clearances or satisfying the Regulatory Conditions.

5.5
Nothing in this Agreement shall oblige either AAM or Dowlais (the “disclosing party”) to disclose any information to the other:

(A)
which the disclosing party reasonably considers to be competitively or commercially sensitive;

(B)
which the disclosing party is prohibited from disclosing by Law or a Relevant Authority; or

(C)
where such disclosure would result in the loss of privilege that subsists in relation to such information (including legal advice privilege).

5.6
Where the circumstances referred to in Clauses 5.5(A) or 5.5(B) apply, the disclosing party shall disclose the relevant information to the other:

(A)
pursuant to the Clean Team Agreement;

(B)
pursuant to the Joint Defense Agreement; or

(C)
where disclosure in a manner contemplated by Clauses 5.6(A) or 5.6(B) would reasonably be expected to have a material adverse effect on the disclosing party’s legitimate business interest, directly to a Relevant Authority (and in such circumstances, the disclosing party shall provide to the other a non-confidential version of such information).

5.7
AAM and Dowlais shall keep the other party informed of the progress towards satisfaction (or otherwise) of the Regulatory Conditions. Without prejudice to the generality of the foregoing, each party shall keep the other informed promptly of developments which are material or reasonably likely to be material to obtaining Clearances in sufficient time to enable the Effective Date to occur prior to the Long Stop Date.

5.8
Except with the prior written consent of Dowlais, until the Effective Date, AAM shall not (and shall procure that each member of the AAM Group shall not), acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organisation or division thereof, or otherwise acquire or agree to acquire any assets of or enter into any collaboration or joint venture with a third party, if the entering into of a definitive agreement relating to, or the consummation of, such acquisition, merger, consolidation, collaboration or joint venture, would, or would be reasonably likely to, have the effect of preventing, materially delaying or materially prejudicing the satisfaction of any Regulatory Condition.

5.9
If AAM intends to seek the permission of the Panel to invoke a Condition, it shall, as far in advance as is reasonably practicable and prior to approaching the Panel, notify Dowlais of its intention and provide Dowlais with reasonable details of the ground on which it intends to invoke the relevant Condition.

6.
Scheme Document and Announcements

6.1
Where the Combination is implemented by way of the Scheme, AAM shall:

(A)
provide promptly to Dowlais all such information about itself, its intentions, the AAM Group and its directors as may be reasonably requested, and which is required for the purpose of inclusion in the Scheme Document, or any other document required by the Code or any other applicable Law to be published in connection with the Scheme or the Dowlais GM;

(B)
provide Dowlais with all other assistance which may be reasonably required with the preparation of the Scheme Document, or any other document required by the Code or any other applicable Law to be published in connection with the Scheme or the Dowlais GM, including access to, and ensuring that reasonable assistance is provided by, its relevant professional advisers; and

(C)
procure that its directors accept responsibility, in the terms required by the Code, for all of the information published in the Scheme Document relating to themselves (and their close relatives (as defined in the Code), related trusts and other persons connected with them), the AAM Group, persons acting in concert with AAM, the financing of the Combination and statements of opinion, belief, intent or expectation of AAM or the directors of AAM in relation to the Combination, AAM’s plans for the Dowlais Group following completion of the Combination or otherwise in relation to the combined group following completion of the Combination and any other information in the Scheme Document for which a bidder and/or its directors is required to accept responsibility under applicable Law.

7.
Non-solicitation applicable to AAM, AAM public documents and AAM Stockholder Approval

7.1
AAM agrees that neither it, nor any member of the AAM Group, shall, and that it shall use all reasonable endeavours to cause its and their respective representatives not to, directly or indirectly, from the date hereof until the receipt of the AAM Stockholder Approvals, enter into, continue or participate in any discussions or negotiations regarding, or furnish any information with respect to, or otherwise co-operate in any way that could otherwise be reasonably expected to lead to, an AAM Alternative Proposal, provided that the foregoing shall not prohibit AAM from notifying any person seeking to take any of the aforementioned actions of the existence of AAM’s obligations under this Clause 7.1. From the date of this Agreement, AAM shall, shall cause the members of the AAM Group to, and shall use all reasonable endeavours to cause its and their respective representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any person with respect to any AAM Alternative Proposal or any enquiry or proposal that may reasonably be expected to lead to an AAM Alternative Proposal.

7.2
Notwithstanding anything to the contrary contained in Clause 7.1 or any other provision of this Agreement, if at any time after the execution of this Agreement and prior to obtaining the AAM Stockholder Approvals, any member of the AAM Group or any of their respective representatives receives a bona fide, unsolicited AAM Alternative Proposal, which AAM Alternative Proposal did not result from a breach of Clause 7.1 by AAM or a member of the AAM Group, then in response to such AAM Alternative Proposal:

(A)
AAM and its representatives may contact the person or group that made such AAM Alternative Proposal to clarify the terms and conditions thereof or to request that such AAM Alternative Proposal made orally be made in writing; and

(B)
if the AAM Board determines in good faith (after consultation with external legal counsel and a financial adviser) that such AAM Alternative Proposal constitutes or would reasonably be expected to lead to an AAM Takeover Proposal from the person or group submitting such AAM Alternative Proposal and that the failure to take such action would be inconsistent with the fiduciary duties of the AAM Directors (a “Qualifying AAM Alternative Proposal”), AAM may:

(i)
enter into a confidentiality agreement with such person or group making the Qualifying AAM Alternative Proposal and thereafter furnish information (including non-public information) with respect to the AAM Group to such person or group and its representatives pursuant to such confidentiality agreement so long as, prior to or substantially concurrently with the time such information is provided or made available to such person or group or any of its representatives, AAM also provides Dowlais any information furnished to such person or group or any of its representatives which was not previously furnished to Dowlais; and
(ii)
engage in or otherwise participate in discussions or negotiations with such person or group and its representatives regarding such Qualifying AAM Alternative Proposal

7.3
Subject to Clause 7.5, AAM shall use all reasonable endeavours to ensure that the AAM Proxy Documents are transmitted to AAM Stockholders (following confirmation by the SEC (or its staff) that it has no further comments on the AAM Proxy Documents) in accordance with the timetable agreed between the parties in writing from time to time and in any event in sufficient time to enable completion of the Combination to occur by the Long Stop Date, and shall convene the AAM Stockholder Meeting at or around the same time on the same date as the Court Meeting and/or the Dowlais GM.

7.4
Without limitation to Clause 7.3, AAM shall also:

(A)
file with the SEC preliminary AAM Proxy Documents for review and comment by the SEC in accordance with the timetable agreed between the parties in writing from time to time;

(B)
as soon as reasonably practicable, notify Dowlais and provide copies of any communications sent by or received from the SEC (or its staff) in respect of the AAM Proxy Documents;

(C)
as soon as reasonably practicable, respond to any comments received from the SEC (or its staff) in respect of the AAM Proxy Documents and use all reasonable endeavours to resolve such comments with the SEC (or its staff) as promptly as reasonably practicable;

(D)
use all reasonable endeavours to obtain confirmation by the SEC (or its staff) that it has no further comments on the AAM Proxy Documents as soon as reasonably practicable after the date of this Agreement; and

(E)
(to the extent consistent with Clause 7.5 and the timetable agreed between the parties in writing from time to time) transmit the AAM Proxy Documents to AAM Stockholders as soon as reasonably practicable upon receiving confirmation by the SEC that it has no further comments on the AAM Proxy Documents.

7.5
The parties agree that the AAM Proxy Documents will be dispatched to AAM Stockholders at or around the same time as the Scheme Document is dispatched to Dowlais Shareholders.

7.6
AAM (and/or its advisers) shall provide draft copies of the AAM Proxy Documents and any ancillary agreements or documents to Dowlais (and/or its advisers) at such time as will allow Dowlais (and/or its advisers) reasonable notice of and reasonable opportunity to review and comment on such drafts and AAM (and/or its advisers) shall:

(A)
seek and obtain Dowlais’ approval (such approval not to be unreasonably withheld or delayed) in relation to the information on Dowlais contained in the AAM Proxy Documents before they are submitted to the SEC or published in final form; and

(B)
in respect of any other information contained in the AAM Proxy Documents, have regard to such reasonable comments made by Dowlais (subject to the foregoing requirement for AAM to allow Dowlais (and its advisers) reasonable notice of and reasonable opportunity to review and comment) in a timely manner from Dowlais (and/or its advisers) as it considers appropriate, acting reasonably and in good faith, before they are submitted to the SEC or filed in definitive form.

7.7
AAM shall use all reasonable endeavours to obtain the AAM Stockholder Approvals at the AAM Stockholder Meeting, and AAM shall:

(A)
use all reasonable endeavours to solicit from AAM Stockholders proxies in order to obtain the AAM Stockholder Approvals; and

(B)
ensure that the AAM Proxy Statement shall contain a unanimous recommendation from the AAM Directors that the AAM Stockholders vote to approve the issuance of the New AAM Stock and the AAM Charter Amendment (the “AAM Board Recommendation”),

in each case unless the AAM Board has made an AAM Board Recommendation Change in compliance with Clause 7.8.
7.8
AAM shall not:

(A)
cause or permit the AAM Board Recommendation to be not made, withdrawn or adversely qualified or modified;

(B)
cause or permit any announcement to be made, whether before or after the AAM Proxy Documents are transmitted to AAM Stockholders, intimating that the AAM Directors are no longer unanimously recommending (or are no longer intending unanimously to recommend) that the AAM Stockholders vote to approve the issuance of the New AAM Stock and/or the AAM Charter Amendment; or

(C)
fail publicly to reaffirm or re-issue a statement of the intention of the AAM Directors to make the AAM Board Recommendation or fail to recommend against acceptance of a tender or exchange offer by its stockholders pursuant to Rule 14d-2 under the Exchange Act for outstanding shares of AAM Stock, in each case, before the tenth Business Day following the commencement of such tender or exchange offer (or, if earlier, prior to the AAM Stockholder Meeting),

(each such event, an “AAM Board Recommendation Change”), in each case unless, prior to receipt of the AAM Stockholder Approvals, the AAM Directors have determined, following consultation with external legal counsel and a financial adviser, that failing to make the AAM Board Recommendation Change would be inconsistent with the fiduciary duties of the AAM Directors.
7.9
AAM undertakes to Dowlais that, unless giving such notice is not legally permitted, it will give Dowlais at least 24 hours’ written notice if: (i) the AAM Proxy Documents will not contain the AAM Board Recommendation; or (ii) AAM intends to make an AAM Board Recommendation Change.

7.10
Nothing contained in this Clause 7 shall prohibit AAM from complying with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act or making a customary “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act (provided that any such disclosure which constitutes an AAM Board Recommendation Change shall be subject to the terms of Clause 7.8).

7.11
Dowlais agrees to provide as soon as reasonably practicable to AAM, to the standard that is required for AAM to meet its obligations under the Securities Act and the Exchange Act (in each case, as relevant to such document), all such information about itself and the Dowlais Directors as may be reasonably requested and which is required for the purpose of inclusion in the AAM Proxy Documents (including any information required under applicable Law, the Securities Act, the Exchange Act and the Code) and to provide all other assistance which may be reasonably required for the preparation of the AAM Proxy Documents, including access to, and ensuring that reasonable assistance is provided by, its professional advisers.

7.12
In the period between the filing of the AAM Proxy Documents and the AAM Stockholder Meeting, AAM shall keep Dowlais informed, on a regular basis or as soon as reasonably practicable following a request by Dowlais, of the number and content of proxy votes received in respect of the AAM Stockholder Approvals.

7.13
AAM shall convene the AAM Stockholder Meeting for the sole purpose of obtaining the AAM Stockholder Approvals and shall not propose any other matters to be considered at such AAM Stockholder Meeting unless otherwise agreed by Dowlais (acting reasonably).

7.14
AAM shall permit a reasonable number of representatives of Dowlais and its advisers to attend the AAM Stockholder Meeting.

7.15
AAM shall not, without the prior written consent of Dowlais, adjourn or postpone the AAM Stockholder Meeting, provided that AAM may adjourn or postpone the AAM Stockholder Meeting without the consent of Dowlais:

(A)
if, as of the time for which the AAM Stockholder Meeting is originally scheduled (as set out in the AAM Proxy Documents), there are insufficient AAM Stockholders (either in person or by proxy) to constitute the quorum necessary to conduct the business of the AAM Stockholder Meeting;

(B)
if it is not practicable to seek consent from Dowlais because the adjournment or postponement is on account of a force majeure event or an emergency adjournment or postponement;

(C)
if reasonable additional time is required for the distribution to AAM Stockholders prior to the AAM Stockholder Meeting of any supplement or amendment to the AAM Proxy Documents which the AAM Board has determined, in good faith, based on the advice of external legal counsel, is required by applicable Law or under the Securities Act (and/or in the case of the AAM Directors, their fiduciary duties as directors under applicable Law) and for any applicable notice period in respect of such supplement or amendment to expire, provided that such notice period is no longer than two (2) Business Days longer than the minimum period prescribed by applicable Law;

(D)
if the adjournment or postponement is required by applicable Law or any failure to adjourn or postpone the AAM Stockholder Meeting would, as determined after consultation with Dowlais, reasonably be expected to be a violation of applicable Law; and/or

(E)
if necessary, due to an adjournment or prospective adjournment of the Court Meeting or the Dowlais GM (but without prejudice to the Conditions set out in paragraphs 2(a)(ii) and 2(b)(ii) (Scheme approval) of Part 1 of Appendix 1 to the Announcement) to ensure that the AAM Stockholder Meeting is held on the same date as the date of the Court Meeting and the Dowlais GM, provided that all such adjournments or postponements shall not (without the consent of Dowlais) delay by more than 30 days the AAM Stockholder Meeting after the date on which the AAM Stockholder Meeting was (or was required to be) originally scheduled, in each case excluding any adjournments or postponements required by applicable Law.
7.16
Subject to the receipt of the AAM Stockholder Approvals, AAM shall use all reasonable endeavours to cause all New AAM Stock to be issued to Dowlais Shareholders pursuant to the Combination to:

(A)
for so long as the Combination is being implemented by way of the Scheme, be issued in reliance on an exemption from the registration requirements under Section 3(a)(10) of the Securities Act; and

(B)
be approved for listing on the New York Stock Exchange, subject only to official notice of issuance thereof.

8.
Implementation of the Scheme

8.1
AAM undertakes that, on the Business Day prior to the Scheme Hearing, it shall deliver a notice in writing to Dowlais confirming either:

(A)
the satisfaction or waiver of all Conditions (other than the Scheme Condition); or

(B)
its intention to invoke one or more Conditions (if permitted by the Panel) and providing reasonable details of the event which has occurred, or circumstances which have arisen, which AAM reasonably considers entitles it to invoke such Condition or treat it as unsatisfied or incapable of satisfaction and the reasons why it considers such event or circumstance sufficiently material for the Panel to permit AAM to withdraw or lapse the Scheme.

8.2
Where the Combination is implemented by way of the Scheme, AAM shall instruct counsel to appear on its behalf of the Scheme Hearing and undertake to the Court to be bound by the terms of the Scheme insofar as it relates to AAM to the extent that all the Conditions (other than paragraph 2(c)(i) of the Conditions) have been satisfied or waived prior to or on the date of the Scheme Hearing. AAM shall provide such documentation or information as may reasonably be required by Dowlais’ counsel or the Court, in relation to such undertaking.

8.3
If AAM becomes aware of any fact, matter or circumstance that it reasonably considers would allow any of the Conditions to be invoked (applying the test set out in Rule 13.5(a) of the Code and the Panel would permit it to so invoke), AAM (subject to any restriction under applicable Law) shall inform Dowlais as soon as reasonably practicable.

8.4
AAM undertakes that, after the receipt of the AAM Stockholder Approvals and, in any event, prior to the Effective Date (but subject to the receipt of the AAM Stockholder Approvals), AAM shall adopt the AAM Charter Amendment and file a certificate of amendment giving effect to the AAM Charter Amendment with the Secretary of State of the State of Delaware in accordance with the provisions of the General Corporation Law of the State of Delaware.

8.5
AAM undertakes that the New AAM Stock (to be issued to Dowlais Shareholders as part of the Consideration for the Combination) will be validly issued, fully paid and non-assessable to Dowlais Shareholders upon issuance.

9.
Conduct of business

9.1
Subject to Clause 9.2, except: (i) as expressly contemplated by this Agreement and/or the Announcement (as applicable); (ii) as consented to in writing by Dowlais; or (iii) as required by applicable Law or the terms of any contract with a third party which has been fairly disclosed to Dowlais or publicly announced before the date of this Agreement, from the date of this Agreement until the Effective Date, AAM shall not (and shall procure that no member of the AAM Group shall):

(A)
other than the granting of options or awards in respect of AAM Stock or selling AAM Stock to directors, officers and employees, in the normal and ordinary course and in accordance with the AAM Group’s existing incentive plans that have been fairly disclosed to Dowlais, and allotting and issuing any AAM Stock to the extent necessary to satisfy any such options or awards vesting or due to be settled under such plans:

(i)
allot or issue any AAM capital stock or other equity securities or any securities convertible into, or exchangeable for, such capital stock or other equity securities; or

(ii)
grant any option over or right to subscribe for any AAM capital stock or other equity securities or any securities convertible into, or exchangeable for, such capital stock or other equity securities;

(B)
split, combine, reclassify, consolidate or sub-divide any of its capital stock or amend its certificate of incorporation (other than to adopt the AAM Charter Amendment), by-laws, other equivalent documents or other organisational documents;

(C)
authorise, declare, pay or make any dividend or other distribution, or undertake any form of return of capital with respect to the AAM Stock (whether in cash, assets, shares or other securities);

(D)
directly or indirectly, repurchase, redeem or otherwise acquire, cancel or reduce, any of its capital stock or any rights, warrants or options to acquire any such capital stock;

(E)
undertake any other form of equity capital reorganisation not otherwise referred to in this Clause 9.1;

(F)
adopt a plan of complete or partial liquidation or dissolution;

(G)
do or fail to do any act or thing that would reasonably be expected to result in a de-listing of AAM Stock from the New York Stock Exchange; or

(H)
agree, resolve, commit or announce publicly any agreement or intention to do any of the foregoing (as applicable), whether conditionally or unconditionally.

9.2
Clause 9.1 shall not apply to any act, transaction or arrangement between AAM or a wholly-owned member of the AAM Group and another wholly-owned member of the AAM Group.

Dowlais Revolving Credit Facility
9.3
AAM consents that, for the purposes of the Code, in line with its ordinary course of business, Dowlais is permitted to modify, refinance, refund, renew, replace or extend its current revolving credit facilities prior to the Effective Date.

10.
Dowlais Share Plans

The parties agree that the provisions of Schedule 2 shall apply in respect of the Dowlais Share Plans and Dowlais employee related matters.
11.
Directors’ and Officers’ Liability Insurance

11.1
To the extent permitted by applicable Law, for six (6) years after the Effective Date, AAM undertakes in favour of Dowlais and in favour of each of the directors, officers and employees of Dowlais and each of its subsidiary undertakings as at and prior to the Effective Date to procure that the members of the Dowlais Group shall honour and fulfil all their respective obligations (if any) existing at the Effective Date regarding:

(A)
elimination of liability of directors, indemnification of officers, directors and employees and advancement of reasonable and properly documented expenses incurred with respect to matters existing or occurring at or prior to the Effective Date; and

(B)
provision of assistance to directors, officers and employees of the Dowlais Group to the extent they need to make a claim against the Dowlais Group directors’ and officers’ insurance policy (including any run off cover), in each case with respect to matters existing or occurring at or prior to the Effective Date.

11.2
AAM shall procure the provision of directors’ and officers’ liability insurance for both current and former directors, officers and employees of the Dowlais Group, including directors and officers and employees who retire or whose employment is terminated as a result of the Combination, for acts and omissions up to and including the Effective Date, in the form of run-off cover for a period of six (6) years following the Effective Date. Such insurance cover shall be with reputable insurers and provide cover, in terms of amount and breadth, at least as much as that provided under the Dowlais Group’s directors’ and officers’ liability insurance as at the date of this Agreement.

12.
Code

12.1
Nothing in this Agreement shall in any way limit the parties’ obligations under the Code and any uncontested rulings of the Panel as to the application of the Code in conflict with the terms of this Agreement (which shall take precedence over such terms).

12.2
The parties agree that, if the Panel determines that any provision of this Agreement that requires Dowlais to take or not to take action, whether as a direct obligation or as a condition to any other person’s obligation (however expressed), is not permitted by Rule 21.2 of the Code, that provision shall have no effect and shall be disregarded and neither Dowlais nor the Dowlais Directors shall have any obligation to take or not take any such action.

12.3
Nothing in this Agreement shall oblige Dowlais or the Dowlais Directors to recommend an Offer or a Scheme proposed by AAM.

13.
Invalidity

If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the Law of any jurisdiction or due to the operation of Clause 12.2:
(A)
that shall not affect or impair:

(i)
the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

(ii)
the legality, validity or enforceability under the Law of any other jurisdiction of that or any other provision of this Agreement; and

(B)
if it would be legal, valid and enforceable if deleted in whole or in part or reduced in application, such provision shall apply with such deletion or reduction as may be necessary to make it valid and enforceable but the enforceability of the remainder of this Agreement shall not be affected.

14.
Termination

14.1
Subject to Clauses 14.2 and 14.3, this Agreement shall terminate with immediate effect and all rights and obligations of the parties under this Agreement shall cease:

(A)
if the parties so agree in writing;

(B)
if the Announcement is not released by the time and date specified in Clause 2.1 (unless, prior to that time, the parties have agreed another time in accordance with Clause 2.1 in which case that later time and date shall apply for the purposes of this Clause 14.1(B));

(C)
upon service of written notice by AAM to Dowlais if a Dowlais Board Adverse Recommendation Change occurs;

(D)
upon service of written notice by either party if one or more of the following occurs:

(i)
prior to the Long Stop Date, a Competing Proposal becomes effective or is declared or becomes unconditional;

(ii)
if the Combination (whether implemented by way of the Scheme or the Offer) is withdrawn, terminates or lapses in accordance with its terms and (where required) with the permission of the Panel, unless such lapse or withdrawal:

(a)
is as a result of the exercise of a Right to Switch; or

(b)
is to be followed promptly by a firm intention announcement (under Rule 2.7 of the Code) made by AAM or a person acting in concert (as defined in the Code) with AAM to implement the Combination by a different offer or scheme on substantially the same or improved terms, and such announcement is made within five (5) Business Days of such lapse or withdrawal;

(iii)
prior to the Long Stop Date, any Condition (other than a Regulatory Condition or a Condition in respect of AAM having obtained the AAM Stockholder Approvals at the AAM Stockholder Meeting) has been invoked by AAM in circumstances where the invocation of the relevant Condition is permitted by the Panel;

(iv)
if the Scheme is not approved at the Court Meeting or the Dowlais GM Resolutions are not passed at the Dowlais GM or the Court refuses to sanction the Scheme, other than in circumstances where AAM has elected, pursuant to an Agreed Switch, to implement the Combination by way of an Offer;

(v)
unless otherwise agreed by the parties in writing or required by the Panel, the Effective Date has not occurred by the Long Stop Date;

(vi)
the AAM Stockholder Approvals are not received at the AAM Stockholder Meeting;

(vii)
if a Break Payment Event occurs; or

(viii)
prior to the Long Stop Date, any Regulatory Condition has been invoked by AAM (in circumstances where the invocation of the relevant Regulatory Condition is permitted by the Panel);

(E)
upon service of written notice by Dowlais on AAM if one or more of the following occurs:

(i)
AAM makes an announcement prior to the publication of the AAM Proxy Documents that: (a) it will not convene the AAM Stockholder Meeting; or (b) it intends not to file the AAM Proxy Documents with the SEC or transmit the AAM Proxy Documents to AAM Stockholders;

(ii)
the AAM Proxy Documents do not include the AAM Board Recommendation; or

(iii)
an AAM Board Recommendation Change has occurred; or

(F)
if the Effective Date occurs.

14.2
Subject to Clause 16.7, termination of this Agreement shall be without prejudice to the rights of either party that may have arisen at or prior to termination. For the avoidance of doubt, if this Agreement is terminated pursuant to Clause 14.1, AAM will remain obliged to pay any Break Payment to the extent that it had become due and payable at or prior to any such termination (subject to the provisions of this Agreement then in force) on the occurrence of the Break Payment Event.

14.3
Clauses 1, 12 to 15 (inclusive), 17 to 20 (inclusive) and Clauses 10 and 11 (but only in circumstances where this Agreement is terminated on or after the Effective Date) shall survive termination of this Agreement.

15.
Warranties and Undertakings

15.1
AAM represents to Dowlais and Dowlais represents to AAM on the date of this Agreement that:

(A)
it has the requisite power and authority to enter into and perform its obligations under this Agreement;

(B)
subject to Clause 12.2, this Agreement constitutes its binding obligations in accordance with its terms; and

(C)
the execution and delivery of, and performance of its obligations under, this Agreement will not:

(i)
result in any breach of any provision of its constitutional documents;

(ii)
save as notified to Dowlais in writing, result in a breach of, or constitute a default under, any instrument to which it is a party or by which it is bound, where such breach or default would be material in the context of the Combination; or

(iii)
result in a breach of any order, judgment, or decree of any court or governmental agency to which it is a party or by which it is bound.

15.2
AAM represents to Dowlais on the date of this Agreement that:

(A)
no resolutions or approvals of its shareholders are required to enter into and implement the Combination other than: (i) the affirmative vote by the holders of a majority of the voting power of the shares of AAM Stock represented in person or by proxy at the AAM Stockholder Meeting to approve the issuance of the New AAM Stock as required under the rules contained in the New York Stock Exchange Listed Company Manual; and (ii) the affirmative vote by the holders of a majority in voting power of the outstanding shares of AAM Stock entitled to vote thereon at the AAM Stockholder Meeting to approve the AAM Charter Amendment (collectively, the “AAM Stockholder Approvals”);

(B)
AAM represents to Dowlais on the date of this Agreement that it has not knowingly withheld from Dowlais knowledge of the existence of material matters or circumstances of which employees and officers of AAM engaged in the consideration of the Regulatory Condition are aware which could (in AAM’s reasonable opinion) reasonably be expected to result in any Regulatory Condition not being satisfied; and

(C)
except as fairly disclosed to Dowlais prior to the execution of this Agreement, it is not aware of any circumstances which would prevent any of the Conditions from being satisfied.

15.3
AAM acknowledges that no responsibility is accepted, and no representation, undertaking or warranty is made or given, in either case expressly or impliedly, by Dowlais, any member of the Dowlais Group or by any of the Dowlais Group’s directors, officers, employees, contractors or advisers (each a “Dowlais Representative”) as to the accuracy or completeness of the information provided.

15.4
AAM acknowledges and agrees that any information and/or assistance provided by any Dowlais Representative, whether before, on or after the date of this Agreement: (i) pursuant to the obligations of Dowlais or any member of the Dowlais Group under or otherwise in connection with this Agreement; or (ii) in connection with the Combination, shall in each case be (and have been) given on the basis that the relevant Dowlais Representative shall not incur any liability, whether in contract, tort (including negligence) or otherwise, in respect of any loss or damage that any of the AAM’s Group or any of their respective directors, officers, employees or advisers may suffer or incur as a result of the provision of any such information and/or assistance (save, in each case for loss or damage resulting from the fraud or fraudulent misrepresentation of the relevant Dowlais Representative).

15.5
AAM will conduct an analysis of the application of Section 304 of the U.S. Internal Revenue Code to the Combination (conducted in accordance with usual market practice in the U.S.) in advance of the Effective Date and in consultation with Dowlais.

15.6
AAM shall take the following steps to assist the registered members of Dowlais who are not tax resident in the U.S. (the “Non-U.S. Dowlais Shareholders”), who may be subject to U.S. withholding tax due to the potential application of Section 304 of the U.S. Internal Revenue Code to the Combination:

(A)
establish special procedures allowing the Non-U.S. Dowlais Shareholders to certify whether they are exempt from such withholding tax (the “Special Procedures”) and select a paying agent in respect of the Combination with appropriate experience of similar special procedures for shareholder certification;

(B)
maximise (so far as AAM is reasonably able) the time between any withholding being applied with respect to a payment made to a Non-U.S. Dowlais Shareholder and the paying agent remitting any withheld funds to the U.S. Internal Revenue Service;

(C)
provide Dowlais with reasonable opportunity to comment on the form and content of any certification requested by AAM or the paying agent from the Non-U.S. Dowlais Shareholders in respect of the application of withholding tax and the form of any communication in relation to such certification;

(D)
provide appropriate certification forms to the Non-U.S. Dowlais Shareholders at (i) the time of posting of the Scheme Document, (ii) immediately following the Scheme Record Time and (iii) reasonably frequently thereafter in respect of Non-U.S. Dowlais Shareholders who have not returned appropriate certification; and

(E)
provide Dowlais Shareholders with access to a shareholder information line with respect to the matters described in this Clause 15.6 and preparing, in consultation with Dowlais, a ‘Q&A’ script for responses to enquiries from Dowlais Shareholders through such information line.

15.7
AAM shall further give such undertaking and take any such steps in relation to the Special Procedures as the Court may require or the barrister instructed by Dowlais (“Scheme Counsel”) in respect of the Scheme may advise necessary or expedient in respect of the Court’s sanction of the Scheme, provided that legal counsel to AAM shall be entitled to discuss such advice with Scheme Counsel and may, acting in good faith, seek the opinion of its own barrister with requisite experience to advise on the nature and scope of such undertakings.
16.
Break Payments

16.1
Subject to Clause 16.2, AAM undertakes that if, on or prior to the Long Stop Date:

(A)
either: (a) an AAM Board Recommendation Change has occurred; or (b) the AAM Stockholder Meeting has not occurred in breach of AAM’s obligations under this Agreement, in either case so as to cause the Combination to lapse, to be withdrawn or not to proceed (each an “AAM Board Recommendation Change Event”), AAM shall pay to Dowlais an amount equal to $50 million (the “AAM Board Recommendation Change Break Payment”), in cash, in US Dollars; or

(B)
either: (a) AAM invokes (and is permitted by the Panel to invoke) any Regulatory Condition; or (b) a Regulatory Condition has not been satisfied or waived by AAM as at the Long Stop Date, in either case so as to cause the Combination to lapse, to be withdrawn, or not to proceed (each a “Regulatory Condition Satisfaction Failure Event”), AAM shall pay to Dowlais an amount equal to $50 million (the “Regulatory Condition Break Payment”), in cash, in US Dollars; or

(C)
the AAM Stockholder Approvals are not received at the AAM Stockholder Meeting (or any subsequent stockholder meeting convened by AAM prior to the Long Stop Date to obtain the AAM Stockholder Approvals) so as to cause the Combination to lapse, to be withdrawn or not to proceed, and there has been no AAM Board Recommendation Change (the “AAM Stockholder Approval Failure Event”), AAM shall pay to Dowlais an amount equal to $14 million (the “AAM Stockholder Approval Failure Break Payment”), in cash, in US Dollars, in each case by way of compensation for any loss suffered by Dowlais in connection with the preparation and negotiation of the Combination.
16.2
Notwithstanding Clause 16.1, no Break Payment shall be payable by AAM pursuant to this Agreement if:

(A)
prior to the time the relevant Break Payment Event occurs, a Dowlais Board Adverse Recommendation Change has occurred (irrespective of whether or not this Agreement has been terminated pursuant to Clause 14.1(C));

(B)
prior to the time the relevant Break Payment Event occurs, this Agreement has been terminated in accordance with Clause 14.1(A) or Clause 14.1(B); or

(C)
prior to the time the relevant Break Payment Event occurs, this Agreement has been terminated, or a right to terminate this Agreement has arisen, pursuant to the occurrence of one or more events set out in:

(i)
Clause 14.1(D)(i);

(ii)
Clause 14.1(D)(ii), except where such termination or right to terminate arises as a result of a Break Payment Event;

(iii)
Clause 14.1(D)(iii); or

(iv)
Clause 14.1(D)(iv), except where the Scheme is not sanctioned at the Scheme Hearing as a result of AAM failing to deliver the notice contemplated by Clause 8.1(A) in breach of (x) its obligations under Clause 8.1 and (y) paragraph 3(g) of Appendix 7 of the Code, where the Panel has not otherwise agreed that AAM is not required to deliver such notice.

16.3
Subject to Clause 16.2, AAM shall pay any Break Payment to Dowlais by electronic bank transfer to a bank account designated by Dowlais within three (3) Business Days of the occurrence of the relevant Break Payment Event. Payment shall be made in immediately available funds (without any deduction or withholding, save only as required by Law, and without regard to any lien, right of setoff, counterclaim or otherwise). If AAM fails to timely pay or cause to be paid any Break Payment due pursuant to Clause 16.1, and, in order to obtain the payment, Dowlais commences litigation that results in a judgement against AAM for payment, AAM shall also pay or cause to be paid to Dowlais its reasonable and documented costs and expenses (including reasonably and documented fees for external legal counsel) in connection with such litigation, together with interest on the balance of such aggregate amount outstanding from time to time from the date when such payment is due until the date of actual payment (after as well as before judgement) at a rate per annum of 2 per cent. above the prime rate during such period as published in the Wall Street Journal. Such interest shall accrue from day to day and be compounded monthly.
16.4
For the avoidance of doubt in no event shall AAM be required to pay more than one Break Payment (provided that if: (i) two or more Break Payment Events occur at the same time, AAM pays the largest Break Payment that would otherwise be due to Dowlais at that time pursuant to Clause 16.1; or (ii) if the circumstances set out in Clauses 16.1(A) and 16.1(B) have both occurred such that both the AAM Board Recommendation Change Break Payment and the Regulatory Condition Break Payment are payable, then AAM shall only be obligated (subject to the terms of this Agreement) to make the AAM Board Recommendation Change Break Payment).

16.5
The parties acknowledge that, at the date of this Agreement, it is not possible to ascertain the amount of the overall loss that Dowlais would incur as a result of a Break Payment Event and that the Break Payments represent a genuine pre-estimate by the parties of the amount of the overall loss that Dowlais would incur as a result of such Break Payment Event having occurred.

16.6
The Break Payments are inclusive of any applicable VAT. The parties to this Agreement intend and shall use reasonable endeavours to procure that the Break Payments are not treated for VAT purposes as consideration for a taxable supply. Each of the parties to this Agreement shall keep the other party fully informed of any correspondence with any Tax Authority with regard to the VAT treatment of the Break Payments and will take into account the reasonable comments of the other party in any submissions to or correspondence with any Tax Authority relating to the VAT treatment of the Break Payments.

16.7
In the event that a Break Payment is paid in accordance with Clause 16, Dowlais’ right to receive such Break Payment shall be the sole and exclusive remedy of Dowlais, any member of the Dowlais Group and any of their respective affiliates against AAM and any member of the AAM Group for any and all losses and damages suffered in connection with this Agreement and the transactions contemplated by this Agreement. Dowlais shall cause any claim that is brought against AAM or any member of the AAM Group and is inconsistent with the limitations set forth in this Clause 16.7 to be dismissed promptly after it is first initiated.

17.
Notices

17.1
A notice under or in connection with this Agreement (a “Notice”) must be in writing and shall be delivered personally or by recorded delivery mail (or air mail if overseas) or by email to the party due to receive the Notice to the address specified in Clause 17.2.

17.2
The address of each party referred to in Clause 17.1 above is:

(A)
in the case of AAM:

AAM
One Dauch Drive, Detroit, MI 48211-1198, United States of America
For the attention of:
Matthew.Paroly@aam.com
In copy (but such copy shall not constitute Notice):
Seth Jones (seth.jones@aoshearman.com)
Nick Withers (nick.withers@aoshearman.com)
Scott Petepiece (scott.petepiece@aoshearman.com) and
Roger Morscheiser (roger.morscheiser@aoshearman.com)

(B)
in the case of Dowlais:

2nd Floor Nova North, 11 Bressenden Place, London, United Kingdom, SW1E 5BY
For the attention of:
John.Nicholson@dowlais.com
company.secretariat@dowlais.com
In copy (but such copy shall not constitute Notice):
Robert Innes (Robert.Innes@slaughterandmay.com) and
Natalie Cook (Natalie.Cook@slaughterandmay.com)
17.3
A party may change its notice details on giving notice to the other party of the change in accordance with this Clause 17.

17.4
Unless there is evidence that it was received earlier, a Notice is deemed given:

(A)
if delivered personally, on the date and time when left at the relevant address;

(B)
if sent by recorded delivery mail, except air mail, two (2) Business Days after posting it;

(C)
if sent by air mail, six (6) Business Days after posting it; and

(D)
if sent by email, on the date and time when sent, provided that the sender does not receive a notice of non-delivery,

provided that any Notice that would otherwise be deemed given outside of the hours of 9:00 a.m. to 5:30 p.m. on a Business Day shall be deemed to be given at 9:00 a.m. on the next Business Day.
17.5
Each Notice or other communication under or in connection with this Agreement shall be in English.

18.
General Provisions

Variation
18.1
No variation or amendment or modification to this Agreement shall be effective unless made in writing (which for this purpose, does not include email) and executed by each of the parties.

Remedies and waivers
18.2
No delay or omission by any party in exercising any right, power or remedy provided by Law or under this Agreement shall:

(A)
affect that right, power or remedy; or

(B)
operate as a waiver of it.

18.3
The single or partial exercise of any right, power or remedy provided by Law or under this Agreement shall not preclude any other or further exercise of it or the exercise of any other right, power or remedy.

18.4
The rights, powers and remedies provided for in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by Law.

18.5
Without prejudice to any other rights and remedies which a party may have, the parties acknowledge and agree that damages may not be an adequate remedy for any breach or threatened breach by it of this Agreement and that the party who is not in breach shall be entitled without proof of special damage to seek injunctive relief and other equitable remedy (including specific performance).

18.6
Nothing in this Agreement shall oblige Dowlais to pay an amount in damages which the Panel determines would not be permitted by Rule 21.2 of the Code.

Assignment
18.7
Neither party may assign (whether absolutely or by way of security and whether in whole or in part), transfer, mortgage, charge, declare itself a trustee for a third party of, or otherwise dispose of (in any manner whatsoever) the benefit of this Agreement or sub-contract or delegate in any manner whatsoever its performance under this Agreement (each of the above a “dealing”) and any purported dealing in contravention of this Clause 18.7 shall be ineffective.

Counterparts
18.8
This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

18.9
Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

Costs and Expenses
18.10
Except as otherwise stated in this Agreement, each party shall pay its own costs and expenses in relation to the negotiation, preparation, execution and carrying into effect of this Agreement and any matters contemplated by it.

No Partnership
18.11
Nothing in this Agreement and no action taken by the parties under this Agreement shall constitute a partnership, joint venture or agency relationship between any of the parties. A party has no authority to bind or contract in the name of another party in any way or for any purpose by virtue of this Agreement

Entire Agreement
18.12
The provisions of this Agreement shall be supplemental to and shall not prejudice the terms of the Confidentiality Agreement, the Clean Team Agreement and the Joint Defense Agreement which shall remain in full force and effect. This Agreement, together with the Confidentiality Agreement, the Clean Team Agreement and the Joint Defense Agreement, represents the entire understanding, and constitutes the whole agreement, in relation to its subject matter and supersedes any previous agreement (whether written or oral) between the parties with respect thereto.

18.13
Each party confirms that, except as provided in this Agreement, the Confidentiality Agreement, the Clean Team Agreement and the Joint Defense Agreement, neither party has relied on any understanding, representation or warranty which is not contained in this Agreement, the Confidentiality Agreement, the Clean Team Agreement and the Joint Defense Agreement and, without prejudice to any liability for fraudulent misrepresentation or fraudulent misstatement, neither party shall be under any liability or shall have any remedy in respect of any misrepresentation or untrue statement unless and to the extent that a claim lies under this Agreement, the Confidentiality Agreement, the Clean Team Agreement and the Joint Defense Agreement.

Further Assurances
18.14
Each party shall, at its own cost, use reasonable endeavours to, or procure that any relevant third party shall, do and/or execute and/or perform all such further deeds, documents, assurances, acts and things as may reasonably be required to give effect to this Agreement.

Rights of Third Parties
18.15
Clauses 10, 11 and 15.4 are (the “Third Party Rights Provisions”) are intended to confer benefits on and be enforceable by the third parties referred to therein (the “Relevant Third Parties”).

18.16
Notwithstanding the provision of Clause 18.15, the parties shall not require the consent of any person (including any Relevant Third Party) other than the parties to vary or amend this Agreement, except for any variation or amendment on or following the Effective Date of the Third Party Rights Provisions or Clause 18.15 or this Clause 18.16 to the extent it relates to the ability to amend any Third Party Rights Provisions, which shall require the consent of all affected Relevant Third Parties.

18.17
Except as specified in Clause 18.15, the parties to this Agreement do not intend that any term of this Agreement should be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Agreement.

19.
Governing Law

19.1
This Agreement is to be governed by and construed in accordance with English law. Any matter, claim or dispute arising out of or in connection with this Agreement, whether contractual or non-contractual, is to be governed by and determined in accordance with English law.

19.2
Each party irrevocably agrees that the Courts of England shall have exclusive jurisdiction in relation to any dispute or claim arising out of or in connection with this Agreement or its subject matter, existence, negotiation, validity, termination or enforceability (including non-contractual disputes or claims).

19.3
Each party irrevocably waives any right that it may have to object to an action being brought in those Courts, to claim that the action has been brought in an inconvenient forum, or to claim that those Courts have no jurisdiction.

20.
Agent for Service

20.1
AAM irrevocably appoints Metaldyne International (UK) Ltd, AAM Halifax Manufacturing Facility of 131 Parkinson Lane, Halifax, West Yorkshire, HX1 3RD, United Kingdom (marked for the attention to its Legal Department) to be its agent for the receipt of Service Documents. It agrees that any Service Document may be effectively served on it in connection with proceedings, suit or action in England and Wales by service on its agent effected in any manner permitted by the Civil Procedure Rules.

20.2
If the agent at any time ceases for any reason to act as such, AAM shall appoint a replacement agent having an address for service in England or Wales and shall notify Dowlais of the name and address of the replacement agent. Failing such appointment and notification, Dowlais shall be entitled by Notice pursuant to Clause 16 to AAM to appoint a replacement agent to act on behalf of AAM. The provisions of this clause applying to service on an agent apply equally to service on a replacement agent.

20.3
A copy of any Service Document served on an agent shall be sent by post to AAM. Failure or delay in so doing shall not prejudice the effectiveness of service of the Service Document.

Schedule 1
Firm Intention Announcement
NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION
FOR IMMEDIATE RELEASE
29 January 2025
RECOMMENDED CASH AND SHARE COMBINATION
OF
DOWLAIS GROUP PLC (“DOWLAIS”)
WITH
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (“AAM”)
Summary
•
The boards of AAM and Dowlais are pleased to announce that they have reached agreement on the terms of a recommended cash and share offer to be made by AAM for the entire issued and to be issued ordinary share capital of Dowlais (the “Combination”).

•
The Combined Group will be a larger, diversified global manufacturer well-positioned for long-term profitable growth, value-enhancing investments and sustainable capital returns. The boards of AAM and Dowlais believe the Combination will generate significant value for both sets of shareholders. The Combined Group will have the following characteristics:

•
a leading, innovative global driveline and metal forming supplier with significant size and scale;

•
an increasingly propulsion-agnostic portfolio of products across a broader range of automotive segments supporting internal combustion engine, hybrid and electric powertrains;

•
a diversified customer base with expanded and balanced geographic presence;

•
the opportunity to deliver significant cost synergies of $300 million across the Combined Group;

•
high margins, with strong earnings accretion, cash flow and balance sheet; and

•
an experienced and blended management and leadership team, with a proven track record of restructuring, integration and operational excellence.

The Combination
•
Under the terms of the Combination, each Dowlais Shareholder will be entitled to receive:

for each Dowlais Share held: 0.0863 New AAM Shares;
42 pence in cash; and
up to 2.8 pence in the form of a final cash dividend to be paid (subject to the approval of the Dowlais Board) prior to Completion
•
Pursuant to the consideration payable in connection with the Combination, each Dowlais Shareholder will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each

Dowlais Share (the “FY24 Final Dividend”) (to be paid (subject to the approval of the Dowlais Board) in line with Dowlais’ ordinary course 2024 financial year dividend calendar) without any reduction of the consideration payable under the terms of the Combination.
•
The terms of the Combination represent a total implied value of 85.2 pence per Dowlais Share, based on the Closing Price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on 28 January 2025 (being the close of business on the last Business Day before the date of this Announcement), and including the FY24 Final Dividend.

•
Immediately following Completion, it is expected that the Dowlais Shareholders will own approximately 49 per cent., and AAM Shareholders will own approximately 51 per cent., of the issued and outstanding common stock of the Combined Group, with Dowlais Shareholders benefiting from up-front cash consideration and the opportunity to participate in the anticipated future value accretion of the Combined Group.

•
The Combined Group will have an experienced and blended management and leadership team. David C. Dauch will serve as the Chairman and Chief Executive Officer of the Combined Group. In addition, Roberto Fioroni (Chief Financial Officer, Dowlais), Helen Redfern (Chief People, Sustainability and Communications Officer, Dowlais), Markus Bannert (Chief Executive Officer, GKN Automotive), and Jean-Marc Durbuis (Chief Executive Officer, GKN Powder Metallurgy) will be invited to join existing AAM executives as part of the senior executive management team of the Combined Group, in roles to be confirmed. It is also expected that Simon Mackenzie Smith (Chair, Dowlais) and Fiona MacAulay, who currently serve on the Dowlais Board, will join the Board of AAM following completion of the Combination.

•
The terms of the Combination (including the FY24 Final Dividend) value the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis and represent a premium of approximately:

•
25 per cent. to the Closing Price of 68 pence for each Dowlais Share as at the close of business on 28 January 2025 (being the last Business Day before the date of this Announcement);

•
45 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the three-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement); and

•
46 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the six-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement).

•
The terms represent an implied enterprise value multiple of approximately 4.1 times Dowlais’ adjusted EBITDA for the 12-month period ended 31 December 2023, and 3.0 times when including full run rate cost synergies.

•
A Mix and Match Facility will also be made available to Dowlais Shareholders in order to enable them to elect, subject to off-setting elections, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. However, the total number of New AAM Shares to be issued and the maximum aggregate amount of cash to be paid under the terms of the Combination will not be varied as a result of elections under the Mix and Match Facility.

•
The AAM Board believes the Combination will create significant annual run rate cost synergies of $300 million, expected to be substantially achieved by the end of the third year after Completion.

•
AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share under the terms of the Combination to the extent that the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. From the date of this Announcement until the Effective Date, AAM is not permitted to announce, declare, make or pay any dividend, other distribution or return of capital and, if AAM does not comply with this restriction, Dowlais shall be entitled (at its sole discretion) to declare and pay an equalising dividend to Dowlais Shareholders, without any consequential reduction to the consideration. Further details are set out in paragraph 13 (Dividends).
•
The Combination is expected to be effected by means of a Court-sanctioned scheme of arrangement between Dowlais and Scheme Shareholders under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by way of a Takeover Offer, subject to the terms of the Co-operation Agreement, and obtaining the consent of the Panel.

•
As a result of the announcement of the Combination, the Dowlais Directors have taken the decision to terminate the Buyback Programme previously announced, with immediate effect.

•
AAM and Dowlais have agreed certain arrangements whereby the consideration per Dowlais Share may be increased should certain shares in Dowlais be cancelled for nil consideration prior to the Effective Date as set out in paragraph 21 (Melrose ESOT), without increasing the total consideration payable by AAM pursuant to the Combination.

Background to and reasons for the Combination
•
AAM and Dowlais are leading global tier-one automotive suppliers specialising in driveline and metal forming technologies for internal combustion, electric and hybrid vehicles. The combination of AAM and Dowlais will create a leading global manufacturer with the scale, product portfolio, technology and global diversification required to lead and innovate in a transitioning business environment.

•
The AAM Directors believe that the Combined Group will benefit from a more diversified business model across both customers and geographies as well as the significant synergies arising from the combination of AAM and Dowlais. This model will feature a robust cash-generative financial profile, a strong balance sheet, and a more competitive and margin enhancing position than the standalone businesses, enabling continued innovation, growth, and long-term value creation for shareholders as the industry transitions to alternate propulsion technologies.

•
The Combination will bring together two companies with highly complementary customer bases, geographic footprints, powertrain-agnostic product portfolios, and manufacturing operations. It will benefit from a best-of-best management team and the significant leadership depth present in both organisations.

•
The Combination offers shareholders the opportunity to participate in future value creation unlocked through the delivery of these cost synergies.

Key features of the Combined Group:
•
Leading global driveline and metal-forming supplier with significant size and scale — AAM and Dowlais expect that the Combined Group will benefit from greater scale and diversification, which brings numerous benefits including: financial and operational resilience, enabling the business to adapt to demand fluctuations and macroeconomic events; strengthened relationships with customers and other industry stakeholders; a competitive cost base driven by economies of scale; pooled resources for R&D and investment, including EV transition and new technologies; and increased agility and flexibility in a dynamic, fast-moving industry.

•
Comprehensive powertrain-agnostic product portfolio with leading technology — The Combination will create an industry-leading portfolio of products across a broad range of automotive segments, supporting internal combustion engine (ICE), hybrid and electric powertrains. The metal forming and powder metallurgy product groups will provide both vertical integration capabilities and further diversification beyond the auto industry. The Combined Group will benefit from enhanced scale to fund investments in future innovation in its powertrain-agnostic product portfolio.

•
Diversified customer base with expanded and balanced geographic presence — The Combined Group will be a truly global supplier, serving a wide range of vehicles with a well-diversified and complementary customer base. Additionally, the Combined Group will benefit from a more balanced regional presence. AAM’s position in pickup trucks and SUVs and Dowlais’ position across multiple other vehicle segments globally create an attractive business portfolio. The combined businesses also have strong foundations to serve the large and growing Chinese vehicle market, in particular with emerging domestic Chinese OEMs that are positioned for global growth. As a result, the Combined Group will be well-positioned to support and profitably participate in the transition to alternate propulsion technologies in all regions.
•
Compelling industrial logic with ~$300 million of synergies — The complementary nature of AAM’s and Dowlais’ businesses will enable the creation of significant, annual run rate cost synergies of approximately $300 million, expected to be substantially achieved by the end of the third year after Completion. The AAM management team has a proven acquisition track record, having successfully integrated and delivered significant cost synergy value through the acquisitions of Metaldyne Performance Group and Tekfor Group. Additionally, the Dowlais management team has demonstrated a proven track record of restructuring resulting in operational improvements.

•
High margins, with strong earnings accretion, cash flow and balance sheet — The Combined Group’s enhanced customer, geographic, and product diversification supports a best-in-class financial profile with clear opportunities for improved profitability. The Combination results in an attractive financial profile within the automotive supplier landscape, with revenue of approximately $12 billion and Adjusted EBITDA margins of approximately 14 per cent. (inclusive of run rate synergies). Based on the terms of the Combination, the Combined Group’s day-one net leverage is expected to be approximately 2.5 times (inclusive of full run rate synergies). AAM’s capital allocation policy will prioritise debt repayment whilst supporting organic growth until net leverage is below 2.5 times, at which point AAM intends to move to a more balanced capital allocation policy.

Quantified cost synergies
The AAM Directors, having reviewed and analysed the potential cost synergies of the Combination, and considering the factors they can influence, are highly confident in the Combined Group’s ability to realise approximately $300 million of annual run rate cost synergies, expected to be substantially achieved by the end of the third year following Completion.
The quantified cost synergies, expected to originate from the cost bases of AAM and Dowlais, are anticipated to be realised primarily from:
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SG&A — approximately 30 per cent. across the following sources:

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Eliminating duplicate public company costs and other costs;

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Optimisation of the combined workforce;

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Streamlining of engineering, research, and development expenses; and

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Elimination of duplicate business and technical offices.

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Purchasing — approximately 50 per cent. across the following sources:

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Leveraging enhanced economies of scale and spend to reduce supply costs;

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Utilising vertical integration capabilities to deliver insourcing initiatives; and

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Achieving global freight and logistical savings through increased scale, utilisation and benefits from third-party logistics suppliers.

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Operations — approximately 20 per cent. across the following sources:

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Increasing operating efficiencies through the implementation of a best-of-best operating system; and

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Optimising the combined global manufacturing footprint.

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The AAM Directors expect that approximately 60 per cent. of the annual run rate cost synergies will be realised by the end of the second year following Completion, and the full run rate cost savings are expected to be substantially achieved by the end of the third year following Completion.

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The AAM Directors expect that the one-off costs required to deliver on the synergy plan are approximately equal to one year of full run rate savings.

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In addition, the AAM Directors expect an increase in operating working capital of approximately $13 million required to deliver identified run rate freight and logistics synergies.

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The synergy savings stated are net of anticipated dis-synergies (expected to be approximately $22 million).

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The expected synergies will accrue as a direct result of the Combination and would not be achieved on a standalone basis.

Information on AAM
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As a leading global tier 1 automotive and mobility supplier, AAM designs, engineers and manufactures driveline and metal forming technologies to support electric, hybrid and internal combustion vehicles. AAM’s mission is to deliver efficient, powerful and innovative solutions for its customers.

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Headquartered in Detroit, Michigan, AAM has over 75 facilities in 16 countries across North America, Latin America, Europe and Asia. AAM employs approximately 21,000 employees globally. AAM is a Delaware corporation and AAM Shares are publicly traded on the New York Stock Exchange (NYSE:AXL).

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AAM has established a high-efficiency product portfolio that is designed to improve axle efficiency and fuel economy through innovative product design technologies. Its portfolio includes high-efficiency axles, aluminium axles and all-wheel-drive applications. AAM’s metal forming segment represents the largest automotive forging operation in the world, and provides engine, transmission, driveline and safety-critical components for light, commercial and industrial vehicles. Net sales for 2023 were approximately $6.08 billion.

Information on Dowlais
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Dowlais is a specialist engineering group focused on the automotive sector. Dowlais develops and delivers precisely engineered solutions that are shaping the future of the automotive industry through its two leading high-technology engineering businesses: GKN Automotive and GKN Powder Metallurgy.

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GKN Automotive:   a global leader in the development and production of sideshafts, propshafts, AWD systems and advanced differentials and a trusted partner to over 90 per cent. of global automotive OEMs. Its products drive the wheels of around half the world’s light vehicles, and it has been a pioneer in the development of eDrive systems, remaining at the forefront of electric vehicle powertrain technology.

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GKN Powder Metallurgy:   a global leader in the production of sintered metal products for the automotive and industrial sectors and a leading manufacturer of atomised metal powders. Its world-class engineering expertise and sustainable technology enables the design and production of parts with complex geometries, higher densities and improved physical properties.

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Dowlais is headquartered in the United Kingdom, and operates across the Americas, Europe and Asia with over 70 manufacturing facilities and seven global innovation centres. Dowlais employs approximately 30,000 employees globally, including its joint ventures. Dowlais Shares are publicly traded on the London Stock Exchange (LSE: DWL).

Irrevocable undertakings
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AAM has received irrevocable undertakings to vote in favour (or procure a vote in favour) of the Scheme at the Court Meeting and the Resolutions to be proposed at the General Meeting from those Dowlais Directors who hold Dowlais Shares in respect of their own beneficial shareholdings, totalling 3,864,429 Dowlais Shares representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025, being the last Business Day before the date of this Announcement.

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Further details of these irrevocable undertakings are set out in Appendix 3 to this Announcement.

Background to and reasons for the recommendation
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Dowlais is a specialist engineering group focused on the automotive sector. Since its listing in April 2023, Dowlais has made strong progress on its strategy to accelerate its transition to a power-agnostic business model and has continued to deliver operational and performance improvements despite a challenging market environment.

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The Dowlais Directors remain fully confident that Dowlais will continue to execute successfully on its strategic priorities, leaving it better positioned to navigate market volatility and deliver sustainable, profitable growth and cash generation.

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While the Dowlais Directors did not solicit an offer for Dowlais, the Dowlais Directors remain focused on maximising the full value of Dowlais for the benefit of its shareholders by considering all available options. In assessing the Combination, the Dowlais Directors have focused on both the near-term and long-term value that the Combination is expected to deliver to Dowlais Shareholders as well as the implications for Dowlais’ stakeholders.

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The Dowlais Directors believe that the Combination represents an attractive opportunity to accelerate the realisation of shareholder value through the establishment of a global, automotive supplier with market-leading capabilities, better-positioned together to navigate both the short-term challenges and long-term market dynamics in the automotive sector.

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In considering the terms of the Combination and determining whether they reflected an appropriate valuation of Dowlais and its future prospects, the Dowlais Directors have taken into account a number of factors, including the premium and consideration mix, and offering Dowlais Shareholders the opportunity to participate in the anticipated value creation from the substantial synergies expected to be delivered through the Combination and accrue to the shareholders of the Combined Group.

Recommendation
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The Dowlais Directors, who have been so advised by Barclays and Rothschild & Co as to the financial terms of the Combination, consider the terms of the Combination to be fair and reasonable. In providing their advice to the Dowlais Directors, Barclays and Rothschild & Co have taken into account the commercial assessments of the Dowlais Directors. Barclays and Rothschild & Co are providing independent financial advice to the Dowlais Directors for the purposes of Rule 3 of the Code.

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Accordingly, the Dowlais Directors intend to recommend unanimously that Scheme Shareholders vote in favour of the Scheme at the Court Meeting and Dowlais Shareholders vote in favour of the Resolutions to be proposed at the General Meeting (or in the event that the Combination is implemented by way of a Takeover Offer, that Dowlais Shareholders accept or procure acceptance of such Takeover Offer) as the Dowlais Directors who hold Dowlais Shares have irrevocably undertaken to do in respect of their entire beneficial holdings of 3,864,429 Dowlais Shares, in aggregate, representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement). Further details of these irrevocable undertakings are set out at Appendix 3 to this Announcement.

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AAM and Dowlais have agreed certain arrangements whereby the consideration per Dowlais Share will be increased should certain shares in Dowlais be cancelled for nil consideration prior to the Effective Date as set out in paragraph 21 (Melrose ESOT), whilst maintaining the total consideration payable by AAM pursuant to the Combination. For the avoidance of doubt, as described in paragraph 21 (Melrose ESOT), there can be no certainty that certain shares in Dowlais will be cancelled for nil consideration prior to the Effective Date with a resulting increase to the consideration per Dowlais Share under the terms of the Combination as set out in paragraph 21 (Melrose ESOT), and the Dowlais Directors’ intention to recommend as set out above is based solely on the terms of the Combination as at the date of this Announcement, and the financial advice received by the Dowlais Directors has been given on that basis.

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The AAM Directors have unanimously approved the Combination and intend to recommend that AAM Shareholders vote in favour of the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares and the issuance of the New AAM Shares in connection with the Combination. J.P. Morgan has acted as financial adviser to AAM in relation to the Combination.

Timetable and Conditions
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The Combination is subject to, among other things: (i) approval of the requisite majority of the Scheme Shareholders at the Court Meeting and the Dowlais Shareholders at the General Meeting; (ii) the sanction of the Scheme by the Court; (iii) the receipt of certain antitrust and other regulatory approvals; (iv) the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting; (v) the issuance of the New AAM Shares in connection with the Combination being duly approved by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the AAM Shareholder Meeting; and (vi) confirmation having been received by AAM that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange. The Combination is also subject to the other terms and Conditions set out in Appendix 1 to this Announcement, and to the full terms and conditions to be set out in the Scheme Document, including the EU Antitrust Condition, the U.S. Antitrust Condition, the China Antitrust Condition, the Brazil Antitrust Condition and the Mexico Antitrust Condition.
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The Combination will be put to Scheme Shareholders at the Court Meeting and the Dowlais Shareholders at the General Meeting. In order to become Effective, the Scheme must be approved by a majority in number of the Scheme Shareholders at the Court Meeting, present and voting, either in person or by proxy, representing at least 75 per cent. in value of the Scheme Shares voted. In addition, a special resolution implementing the Scheme must be passed by Dowlais Shareholders representing at least 75 per cent. of votes cast at the General Meeting (expected to be held immediately after the Court Meeting). Following the Court Meeting, the Scheme must also be sanctioned by the Court. Finally, a copy of the Court Order must be delivered to the Registrar of Companies, upon which the Scheme will become Effective. The Scheme must become Effective by no later than the Long Stop Date.

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The Scheme Document will include full details of the Scheme (including the expected timetable for the Combination and how Dowlais Shareholders can hold, access and trade their interests in New AAM Shares), together with notices of the Court Meeting and the General Meeting, the Forms of Proxy, the Forms of Election in relation to the Mix and Match Facility and the expected timetable for the Combination, and will specify the actions to be taken by Dowlais Shareholders. The Scheme Document will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of such documentation in relation to the Combination has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required).

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Shareholders’ attention is drawn to the section entitled “High-Level U.S. Federal Income Tax Consequences” in this Announcement. The Scheme Document will contain details on the potential application of section 304 of the U.S. Internal Revenue Code (IRC), and the potential resulting U.S. withholding tax at a rate of up to 30 per cent. to the cash consideration received pursuant to the Combination, and will provide information for Dowlais Shareholders on how to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax), as described further below in the section entitled “High-Level U.S. Federal Income Tax Consequences”.

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The Combination is expected to complete during 2025, subject to the satisfaction (or, where permitted, waiver) of the Conditions set out in Appendix 1 to this Announcement, including the EU Antitrust Condition, the U.S. Antitrust Condition, the China Antitrust Condition, the Brazil Antitrust Condition and the Mexico Antitrust Condition.

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Commenting on the Combination, David C. Dauch, Chairman and Chief Executive Officer of AAM, said:

“This announcement marks another key milestone in our continued long-term strategic growth plan. We are excited to bring together these two outstanding companies to create a leading driveline and metal-forming supplier serving the global automotive industry as it continues to evolve. The combination will create significant immediate and long-term shareholder value while helping to power a more sustainable future. Together with Dowlais, we will have the powertrain-agnostic product portfolio, global reach, commitment to innovation and financial strength to meet the needs of customers and succeed in a dynamic market environment.”
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Commenting on the Combination, Simon Mackenzie Smith, Chair of Dowlais, said:

“The Dowlais board is unanimous in its view that the proposed combination with AAM offers a compelling opportunity to unlock value for our shareholders. The strategic rationale for the combination is clear: together, we create a global leader with enhanced financial strength, broader diversification and a market-leading product portfolio that spans traditional and electrified powertrain solutions. Importantly, our shareholders will benefit not only from an immediate premium but also from the significant synergies that this combination will deliver. Whilst the Dowlais board remain confident in our stand-alone strategy, this transaction creates significant shareholder value while ensuring that our outstanding businesses continue to shape the future of mobility.”
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Commenting on the Combination, Liam Butterworth, Chief Executive Officer of Dowlais, said:

“Today’s announcement marks a significant opportunity to build on the success of Dowlais Group. The combination of the two companies accelerates the execution of our strategy by leveraging our combined scale, resources, capabilities, and outstanding management teams. Our product portfolios and technological expertise are highly complementary, positioning us to better serve our customers and exceed their expectations. This transaction also combines our respective strengths in innovation, technology, and talent, creating a solid foundation for delivering long-term value to our shareholders. Our shared vision is to be a leading supplier of power-agnostic products as the world transitions to electrified mobility while maintaining operational excellence and driving sustainable growth, improved margins, and stronger cash flow generation. Together, we will unlock significant synergies, accelerate innovation, and position the combined group for long-term success in a dynamic industry. I am incredibly proud of what our team has achieved and excited about the opportunities that lie ahead for the combined group.”
This summary should be read in conjunction with, and is subject to, the full text of this Announcement and its Appendices.
The conditions to, and certain further terms of, the Combination are set out in Appendix 1 to this Announcement. The bases and sources for certain financial information contained in this Announcement are set out in Appendix 2. Details of irrevocable undertakings received by AAM are set out in Appendix 3. Appendix 4 contains details and bases of belief of the AAM FY24 Profit Estimate. Appendix 5 contains details and bases of belief of the Dowlais FY24 Profit Estimate. Appendix 6 contains details and bases of belief of the anticipated quantified financial benefits of the Combination together with the related reports from AAM’s reporting accountant, Deloitte, and AAM’s financial adviser, J.P. Morgan Cazenove as required under Rule 28.1(a) of the Code, and provides underlying information and bases for the reporting accountant’s and advisers’ respective reports. Each of Deloitte and J.P. Morgan has given and not withdrawn its consent to the publication of its report in this Announcement in the form and context in which it is included. The defined terms used in this Announcement are set out in Appendix 7.
For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this Announcement is the responsibility of AAM and the AAM Directors.
AAM will hold a conference call for analysts and investors at 8.00 a.m. (ET) on Wednesday, January 29, 2025 with a dial-in facility available on 1-877-883-0383 (toll free) or 1-412-902-6506 (international). The access code is 1760312.

Enquiries
AAM
Christopher M. Son, Vice President, Marketing & Communications	+1 (313) 758-4814
J.P. Morgan (Exclusive financial adviser to AAM)
David Walker / Ian MacAllister	+1 (212) 270 6000
Robert Constant / Jonty Edwards	+44 (0) 203 493 8000
FGS Global (PR adviser to AAM)
Jared Levy / Jim Barron	+1 212 687 8080
Charlie Chichester / Rory King	+44 20 7251 3801
Dowlais
Investors
Pier Falcione	+44 (0) 7974 974690
Barclays (Financial adviser and corporate broker to Dowlais)
Guy Bomford / Adrian Beidas / Neal West (Corporate Broking)	+44 (0) 20 7623 2323
Rothschild & Co (Financial adviser to Dowlais)
Ravi Gupta / Nathalie Ferretti	+44 (0) 20 7280 5000
Investec Bank plc (Joint corporate broker to Dowlais)
Carlton Nelson / Christopher Baird	+44 (0) 20 7597 5970
Montfort Communications (PR adviser to Dowlais)
Nick Miles / Neil Craven	+44 (0) 7739 701 634 +44 (0) 7876 475 419
Allen Overy Shearman Sterling LLP is acting as legal adviser to AAM. Slaughter and May is acting as legal adviser to Dowlais. Cravath, Swaine & Moore LLP is acting as U.S. legal adviser to Dowlais.
The person responsible for arranging the release of this Announcement on behalf of Dowlais is John Nicholson, General Counsel & Company Secretary.
Important notices relating to financial advisers
J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority and regulated in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority). J.P. Morgan is acting as financial adviser exclusively for AAM and no one else in connection with the Combination and will not regard any other person as its client in relation to the Combination and will not be responsible to anyone other than AAM for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to the Combination or any other matter or arrangement referred to herein.
Barclays, which is authorised by the Prudential Regulation Authority and regulated in the United Kingdom by the Financial Conduct Authority and the Prudential Regulation Authority, is acting exclusively for Dowlais and no one else in connection with the Combination and will not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Barclays nor for providing advice in relation to the Combination or any other matter referred to in this Announcement.
In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the Exchange Act, Barclays and its affiliates will continue to act as exempt principal trader in Dowlais securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the United States to the extent that such information is made public in the United Kingdom.

Rothschild & Co, which is authorised and regulated in the UK by the Financial Conduct Authority, is acting exclusively as financial adviser to Dowlais and for no-one else in connection with the Combination and shall not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Rothschild & Co, nor for providing advice in connection with the Combination or any matter referred to herein. Neither Rothschild & Co nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Rothschild & Co in connection with this Announcement, any statement contained herein, the Combination or otherwise. No representation or warranty, express or implied, is made by Rothschild & Co as to the contents of this Announcement.
Investec, which is authorised in the United Kingdom by the PRA and regulated in the United Kingdom by the FCA and the PRA, is acting exclusively for Dowlais and no one else in connection with the subject matter of this Announcement and will not regard any other person as its client in relation to the subject matter of this Announcement and will not be responsible to anyone other than Dowlais for providing the protections afforded to the clients of Investec, or for providing advice in connection with the subject matter of this Announcement or any other matters referred to herein. Neither Investec nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Investec in connection with the subject matter of this Announcement, any statement contained herein or otherwise, and no representation, express or implied, is made by Investec or any of its subsidiaries, branches or affiliates, or purported to be made on behalf of Investec or any of its subsidiaries, branches or affiliates, in relation to the contents of this Announcement, including with regard to the accuracy or completeness of the Announcement or the verification of any other statements made or purported to be made by or on behalf of Investec or any of its subsidiaries, branches or affiliates in connection with the matters described in this Announcement.
Further information
This Announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise. In particular, this Announcement is not an offer of securities for sale into the U.S. No offer of securities shall be made in the U.S. absent registration under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Combination will be made solely through the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents), which, together with the accompanying Forms of Proxy and Forms of Election in relation to the Mix and Match Facility, which will contain the full terms and conditions of the Combination, including details of how to vote in respect of the Combination. Any decision in respect of the Combination should be made only on the basis of the information in the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents).
Dowlais will prepare the Scheme Document to be distributed to Dowlais Shareholders. Dowlais and AAM urge Dowlais Shareholders to read the Scheme Document (or any other document by which the Combination is made) in full when it becomes available because it will contain important information relating to the Combination, including details of how to vote in respect of the Scheme.
The statements contained in this Announcement are made as at the date of this Announcement, unless some other time is specified in relation to them, and publication of this Announcement shall not give rise to any implication that there has been no change in the facts set forth in this Announcement since such date.
This Announcement does not constitute a prospectus or a prospectus equivalent document.
This Announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside England.
The Combination will be subject to the applicable requirements of English law, the Code, the Panel, the London Stock Exchange and the FCA.

Neither the SEC nor any U.S. state securities commission has approved, disproved or passed judgment upon the fairness or the merits of the Combination or determined if this Announcement is adequate, accurate or complete. Any representation to the contrary is a criminal offence in the U.S.
Overseas Shareholders
The release, publication or distribution of this Announcement in jurisdictions other than the UK, and the availability of the Combination to Dowlais Shareholders who are not resident in the UK, may be restricted by law and therefore any persons who are not resident in the UK or who are subject to the laws of any jurisdiction other than the UK (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the UK or who are subject to the laws of another jurisdiction to participate in the Combination or to vote their Dowlais Shares in respect of the Scheme at the Court Meeting, or to execute and deliver Forms of Proxy appointing another to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located or to which they are subject. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Combination disclaim any responsibility or liability for the violation of such restrictions by any person.
Unless otherwise determined by AAM or required by the Code, and permitted by applicable law and regulation, the Combination shall not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Combination by any such use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction.
Accordingly, copies of this Announcement and any formal documentation relating to the Combination are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Combination.
Further details in relation to Dowlais Shareholders in overseas jurisdictions will be contained in the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents).
Additional information for U.S. investors in Dowlais
The Combination relates to an offer for the shares of an English company and is proposed to be implemented by means of a scheme of arrangement provided for under English company law. The Combination, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the related proxy solicitation rules under the U.S. Exchange Act. Accordingly, the Combination is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company in the UK listed on the London Stock Exchange, which differ from the disclosure requirements of the U.S. tender offer and related proxy solicitation rules. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer and determines to extend the Takeover Offer into the U.S., such Takeover Offer will be made in compliance with applicable U.S. laws and regulations.
The New AAM Shares to be issued pursuant to the Combination have not been and will not be registered under the U.S. Securities Act, and may not be offered or sold by AAM in the U.S. absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New AAM Shares to be issued pursuant to the Combination will be issued pursuant to the exemption from registration set forth in Section 3(a)(10) of the U.S. Securities Act. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New AAM Shares. In this event, Dowlais Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to all such documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to AAM’s contact for enquiries identified above.
This Announcement contains, and the Scheme Document will contain certain unaudited financial information relating to Dowlais that has been prepared in accordance with UK-endorsed International Financial Reporting Standards (“IFRS”) and thus may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with U.S. generally accepted accounting principles. U.S. generally accepted accounting principles differ in certain significant respects from IFRS.
Dowlais is incorporated under the laws of a non-U.S. jurisdiction, some or all of Dowlais’ officers and directors reside outside the U.S., and some or all of Dowlais’ assets are or may be located in jurisdictions outside the U.S. Therefore, U.S. Dowlais Shareholders (defined as Dowlais Shareholders who are U.S. persons as defined in the U.S. Internal Revenue Code or “IRC”) may have difficulty effecting service of process within the U.S. upon those persons or recovering against Dowlais or its officers or directors on judgments of U.S. courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment. It may not be possible to sue Dowlais or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.
In accordance with normal United Kingdom practice, AAM or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, shares or other securities of Dowlais outside of the U.S., other than pursuant to the Combination, until the date on which the Combination and/or Scheme becomes effective, lapses or is otherwise withdrawn. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any such purchases by AAM will not be made at prices higher than the price of the Combination provided in this Announcement unless the price of the Combination is increased accordingly. Any information about such purchases or arrangements to purchase shall be disclosed as required in the UK, shall be reported to a Regulatory Information Service and shall be available on the London Stock Exchange website at www.londonstockexchange.com.
High-Level U.S. Federal Income Tax Consequences
The receipt of New AAM Shares and cash by Dowlais Shareholders as consideration for the transfer of Dowlais Shares pursuant to the Combination may be a taxable transaction for U.S. federal income tax purposes and under applicable U.S. state and local, as well as foreign and other, tax laws. Such consequences, if any, are not generally described herein.
For certain Dowlais Shareholders, Section 304 of the IRC may apply to the Combination if the Dowlais Shareholders, in the aggregate, own stock of AAM possessing 50 per cent. or more of the total combined voting power or 50 per cent. or more of the total combined value of all classes of stock of AAM immediately following Completion, taking into account certain constructive ownership rules under the IRC and, in the case of a Dowlais Shareholder who also owns AAM common stock, taking into account any New AAM Shares received by such Dowlais Shareholder as a result of the Combination. If Section 304 of the IRC were to apply to the Combination, the cash consideration received pursuant to the Combination may be subject to U.S. federal income tax as a deemed dividend (“U.S. Deemed Dividend Tax”). A Dowlais Shareholder should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder receives cash under the Combination and also owns AAM Shares. Further, even if a Dowlais Shareholder also owns AAM Shares, it should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder owns (i) an equivalent or greater percentage of AAM Shares than Dowlais Shares at Completion, and (ii) its indirect ownership interest in Dowlais is not therefore reduced as a result of the Combination, taking into account certain constructive ownership rules and the AAM Shares received as consideration in the Combination.
For U.S. Dowlais Shareholders, dividends are generally taxable as ordinary income, subject to any reduced tax rates or deductions provided under the IRC. U.S. Dowlais Shareholders who do not actually or constructively own any AAM Shares immediately prior to the Combination will recognise a capital gain or loss equal to the difference between the amount of cash received and such U.S. holder’s tax basis in the portion of its Dowlais Shares that is exchanged for such cash.

For Non-U.S. Dowlais Shareholders, U.S. Deemed Dividend Tax will be collected via a withholding tax at a 30 per cent. rate (or such lower rate as may be specified by an applicable income tax treaty) from the cash consideration received pursuant to the Combination. To establish whether such withholding is required from the cash consideration paid to each Non-U.S. Dowlais Shareholder, each Non-U.S. Dowlais Shareholder must, if necessary, complete a certificate, in the form to be provided in circumstances where it is necessary, certifying whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax. The certification process is not standardised, and depends upon information properly flowing through the brokerage network. To the extent relevant, you should consult your retail broker as to the procedures they employ; it is possible that some brokers may be unfamiliar with this process.
Failure by a Non-U.S. Dowlais Shareholder to complete and return such certificate may result in withholding tax at a rate of 30 per cent. (or such lower rate as may be specified by an applicable income tax treaty) on the full amount of the cash payable to such Non-U.S. Dowlais Shareholder.
If excess amounts are withheld from the cash consideration payable to a Non-U.S. Dowlais Shareholder, the Non-U.S. Dowlais Shareholder may obtain a refund of any such excess amounts by timely filing an appropriate claim with the IRS.
Dowlais Shareholders that may be concerned about the application of Section 304 of the IRC and the potential treatment of the cash consideration as a deemed dividend for U.S. federal income tax purposes should take this into account when determining whether to make an election under the Mix and Match Facility to receive different proportions of cash and New AAM Shares in respect of their holdings in Dowlais Shares, which would impact the amount of Dowlais Shares attributed to them after the Combination.
The receipt of consideration in exchange for Dowlais Shares pursuant to the Combination may also be subject, under certain circumstances, to FATCA or other backup withholding with respect to a Dowlais Shareholder that does not satisfy certain rules with respect to its identity under U.S. or other tax laws applicable to such Dowlais Shareholder.
Each Dowlais Shareholder is urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Combination, including in light of the potential application of Section 304 of the IRC to the Combination.
Forward-looking statements
This Announcement (including information incorporated by reference in this Announcement), oral statements made regarding the Combination, and other information published by AAM and Dowlais contain statements which are, or may be deemed to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on assumptions, expectations, valuations, targets, estimates, forecasts and projections of AAM and Dowlais about future events, and are therefore subject to risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements contained in this Announcement include statements relating to the expected effects of the Combination on the AAM Group, the Dowlais Group and the Combined Group, such as the statements about the expected profitable growth, value-enhancing investments, sustainable capital returns and other characteristics of the Combined Group, the expected timing and scope of the Combination and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “budgets”, “targets”, “aims”, “scheduled”, “estimates”, “forecast”, “intends”, “anticipates”, “seeks”, “prospects”, “potential”, “possible”, “assume” or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. AAM and Dowlais give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risks (known and unknown) and uncertainties (and other factors that are in many cases beyond the control of AAM and/or Dowlais) because they relate to events and depend on circumstances that may or may not occur in the future.
There are a number of factors that could affect the future operations of the AAM Group, the Dowlais Group and/or the Combined Group and that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include the satisfaction (or, where permitted, waiver) of the Conditions, as well as additional factors, such as: domestic and global business and economic conditions; the impact of pandemics, asset prices; market-related risks such as fluctuations in interest rates and exchange rates, industry trends, competition, changes in government and regulation, changes in the policies and actions of governments and/or regulatory authorities (including changes related to capital and tax), changes in political and economic stability (including exposures to terrorist activities, the UK’s exit from the European Union, Eurozone instability, disruption in business operations due to reorganisation activities, interest rate, inflation, deflation and currency fluctuations), the timing impact and other uncertainties of future or planned acquisitions or disposals or offers, the inability of the Combined Group to realise successfully any anticipated synergy benefits when the Combination is implemented (including changes to the board and/or employee composition of the Combined Group), the inability of the AAM Group to integrate successfully the Dowlais Group’s operations and programmes when the Combination is implemented, the Combined Group incurring and/or experiencing unanticipated costs and/or delays (including IT system failures, cyber-crime, fraud and pension scheme liabilities), or difficulties relating to the Combination when the Combination is implemented. Other unknown or unpredictable factors could affect future operations and/or cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. It is not possible to foresee or identify all such factors.
Each forward-looking statement speaks only as of the date of this Announcement. Neither the AAM Group nor the Dowlais Group, nor any of their respective associates or directors, officers or advisers, provides any representation, warranty, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Announcement will actually occur. Forward-looking statements involve inherent risks and uncertainties. All forward-looking statements contained in this Announcement are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Readers are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations (including, without limitation, under the Code, the UK Market Abuse Regulation, the DTRs and applicable U.S. securities laws), neither the AAM Group nor the Dowlais Group is under or undertakes any obligation, and each of the foregoing expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
For a discussion of important risk factors that could cause AAM’s actual results to differ materially from the expectations in the forward-looking statements, see Part I, Item 1A. under the heading “Risk Factors” in its Form 10-K for the fiscal year ended December 31, 2023 and Part II, Item 1A under the heading “Risk Factors” in quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024 filed with the SEC which also contain additional information regarding forward-looking statements with respect to AAM.
Solicitation
This Announcement may be deemed to be solicitation material in respect of the Combination, including the issuance of the New AAM Shares in respect of the Combination. In connection with the foregoing proposed issuance of the New AAM Shares, AAM expects to file the AAM Proxy Statement. To the extent the Combination is effected as a scheme of arrangement under English law, the issuance of the New AAM Shares in connection with the Combination would not be expected to require registration under the U.S. Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the U.S. Securities Act. In the event that AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the New AAM Shares that would be issued in the Combination. Investors and shareholders are urged to read the AAM Proxy Statement, the Scheme Document, and other relevant documents filed or to be filed with the SEC or incorporated by reference in the AAM Proxy Statement (if any) carefully when they become available because they will contain important information about AAM, the Combination and related matters. Investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at www.aam.com/investors.

Participants in the Solicitation
AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM’s Shareholders in respect of the Combination, including the proposed issuance of New AAM Shares. Information regarding AAM’s directors and executive officers is contained in the Annual Report on Form 10-K for the fiscal year ended 31 December 2023 of AAM, which was filed with the SEC on 16 February 2024, the definitive proxy statement on Schedule 14A for the 2024 annual meeting of stockholders of AAM, which was filed with the SEC on 21 March 2024 and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the AAM Proxy Statement relating to the Combination when it is filed with the SEC. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the AAM Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and AAM’s website at www.aam.com/investors.
No profit forecasts or estimates
The AAM FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The AAM FY24 Profit Estimate, and the assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the AAM Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 4 of this Announcement.
The Dowlais FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The Dowlais FY24 Profit Estimate, and the assumptions and basis of preparation on which the Dowlais FY24 Profit Estimate is based and the Dowlais Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 5 of this Announcement.
Other than the AAM FY24 Profit Estimate and the Dowlais FY24 Profit Estimate, nothing in this Announcement (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or to be interpreted to mean that earnings or earnings per share for AAM or Dowlais for the current or future financial years, will necessarily match or exceed the historical published earnings or earnings per share for AAM or Dowlais, as appropriate.
Quantified Financial Benefits Statement
Statements of estimated costs savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the costs savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this Announcement generally, should be construed as a profit forecast or interpreted to mean that the Combined Group’s earnings in the first full year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this Announcement is the responsibility of AAM and the AAM Directors.
Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the Announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time)on the tenth business day (as defined in the Code) following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the tenth business day (as defined in the Code) following the Announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day (as defined in the Code) following the date of the relevant dealing.
If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.
Electronic Communications
Please be aware that addresses, electronic addresses and certain information provided by Dowlais Shareholders, persons with information rights and other relevant persons for the receipt of communications from Dowlais may be provided to AAM during the Offer Period as required under section 4 of Appendix 4 to the Code to comply with Rule 2.11(c) of the Code.
Publication on a website and availability of hard copies
This Announcement and the documents required to be published pursuant to Rule 26 of the Code will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on AAM’s website at www.aam.com/investors/offer-for-Dowlais-Group-plc and on Dowlais’ website at www.dowlais.com promptly and in any event by no later than 12 noon (London time) on the business day (as defined in the Code) following the date of this Announcement. Neither the content of the websites referred to in this Announcement nor the content of any website accessible from hyperlinks in this Announcement is incorporated into, or forms part of, this Announcement.
Dowlais Shareholders and persons with information rights may, subject to applicable securities laws, request a hard copy of this Announcement (and any information incorporated into it by reference to another source), free of charge, by contacting Dowlais’ registrars, Equiniti, by: (i) submitting a request in writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, United Kingdom; or (ii) contacting Equiniti between 8.30 a.m. and 5.30 p.m. (London time), Monday to Friday (excluding English and Welsh public holidays), on +44 (0) 371 384 2030 (please use the country code when calling from outside the UK). A person so entitled may, subject to applicable securities laws, also request that all future documents, announcements and information to be sent in relation to the Combination should be in hard copy form.
Rounding
Certain figures included in this Announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

Rule 2.9 disclosure
In accordance with Rule 2.9 of the Code, AAM confirms that as at the date of this Announcement, it has in issue and admitted to trading on the on the New York Stock Exchange (NYSE:AXL) 117,581,028 shares of common stock of $0.01 each (excluding common stock held in treasury). The International Securities Identification Number (ISIN) of the common stock is US0240611030.
In accordance with Rule 2.9 of the Code, Dowlais confirms that as at the date of this Announcement, it has in issue and admitted to trading on the Main Market of the London Stock Exchange 1,344,524,115 ordinary shares of 1 pence each (excluding ordinary shares held in treasury). The International Securities Identification Number (ISIN) of the ordinary shares is GB00BMWRZ071.
General
If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under FSMA if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION
FOR IMMEDIATE RELEASE
29 January 2025
RECOMMENDED CASH AND SHARE COMBINATION
OF
DOWLAIS GROUP PLC (“DOWLAIS”)
WITH
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (“AAM”)
1.
Introduction

The boards of AAM and Dowlais are pleased to announce that they have reached agreement on the terms of a recommended cash and share offer to be made by AAM for the entire issued and to be issued ordinary share capital of Dowlais (the “Combination”). It is intended that the Combination will be implemented by way of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act.
2.
The Combination

Under the terms of the Combination, which will be subject to the conditions set out below and in Appendix 1 to this Announcement and to the full terms and conditions which will be set out in the Scheme Document, each Dowlais Shareholder will be entitled to receive:
for each Dowlais Share held: 0.0863 New AAM Shares;
42 pence in cash; and
up to 2.8 pence in the form of a final cash dividend to be paid (subject to the approval of the Dowlais Board) prior to Completion
Pursuant to the consideration payable in connection with the Combination, each Dowlais Shareholder will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share (the “FY24 Final Dividend”) to be paid (subject to the approval of the Dowlais Board) in line with Dowlais’ ordinary course 2024 financial year dividend calendar without any reduction of the consideration payable under the terms of the Combination.
AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share under the terms of the Combination to the extent that the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. From the date of this Announcement until the Effective Date, AAM is not permitted to announce, declare, make or pay any dividend, other distribution or return of capital and, if AAM does not comply with this restriction, Dowlais shall be entitled (at its sole discretion) to declare and pay an equalising dividend to Dowlais Shareholders, without any consequential reduction to the consideration. Further details are set out in paragraph 13 (Dividends).

The terms of the Combination represent a total implied value of 85.2 pence per Dowlais Share, based on the Closing Price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on 28 January 2025 (being the close of business on the last Business Day before the date of this Announcement), the terms of the Combination (including the FY24 Final Dividend).
Immediately following Completion, it is expected that the Dowlais Shareholders will own approximately 49 per cent., and AAM Shareholders will own approximately 51 per cent., of the issued and outstanding capital stock of the Combined Group, with Dowlais Shareholders benefiting from up-front cash consideration and the opportunity to participate in the anticipated future value accretion of the Combined Group.
David C. Dauch will serve as the Chairman and Chief Executive Officer of the Combined Group. In addition, Roberto Fioroni (Chief Financial Officer, Dowlais), Helen Redfern (Chief People, Sustainability and Communications Officer, Dowlais), Markus Bannert (Chief Executive Officer, GKN Automotive), and Jean-Marc Durbuis (Chief Executive Officer, GKN Powder Metallurgy), will be invited to join existing AAM executives as part of the senior executive management team of the Combined Group. It is also expected that Simon Mackenzie Smith (Chair, Dowlais) and Fiona MacAulay, who currently serve on the Dowlais Board, will join the Board of AAM following completion of the Combination.
The terms of the Combination (including the FY24 Final Dividend) value the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis and represent a premium of approximately:
•
25 per cent. to the Closing Price of 68 pence for each Dowlais Share as at the close of business on 28 January 2025 (being the last Business Day before the date of this Announcement);

•
45 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the three-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement); and

•
46 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the six-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement).

The terms represent an implied enterprise value multiple of approximately 4.1 times Dowlais’ adjusted EBITDA for the 12-month period ended 31 December 2023, and 3.0 times when including full run rate cost synergies.
A Mix and Match Facility will also be made available to Dowlais Shareholders in order to enable them to elect, subject to off-setting elections, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. However, the total number of New AAM Shares to be issued and the maximum aggregate amount of cash to be paid under the terms of the Combination will not be varied as a result of elections under the Mix and Match Facility. Further details in respect of the Mix and Match Facility are set out in paragraph 5 (Mix and Match Facility) of this Announcement.
The Combination is expected to be effected by means of a Court-sanctioned scheme of arrangement between Dowlais and Scheme Shareholders under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by way of a Takeover Offer.
It is expected that the Scheme Document, containing further information about the Combination (including the expected timetable for the Combination and how Dowlais Shareholders can hold, access and trade their interests in New AAM Shares), together with notices of the Court Meeting and General Meeting, the Forms of Proxy and the Forms of Election in relation to the Mix and Match Facility will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of such documentation in relation to the Combination has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required).
Shareholders’ attention is drawn to the section entitled “High-Level U.S. Federal Income Tax Consequences” in this Announcement. The Scheme Document will contain details on the potential application of section 304 of the U.S. Internal Revenue Code (IRC), and the potential resulting U.S. withholding tax at a rate of up to 30 per cent. to the cash consideration received pursuant to the Combination, and will provide information for Dowlais Shareholders on how to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax), as described further below in the section entitled “High-Level U.S. Federal Income Tax Consequences”.
Subject to the satisfaction or, where permitted, waiver of all relevant conditions, including the Conditions, and certain further terms set out in Appendix 1 to this Announcement and to be set out in the Scheme Document, and subject to the approval and availability of the Court, it is expected that the Scheme will become Effective in 2025.
The Combination will be subject to the Conditions and certain further terms set out in Appendix 1 to this Announcement, including, among other things: (i) the approval of Scheme Shareholders at the Court Meeting and the passing of the Resolutions relating to the Scheme by Dowlais Shareholders at the General Meeting; (ii) the sanction of the Scheme by the Court; (iii) the receipt of certain antitrust and other regulatory approvals; (iv) the Scheme becoming Effective no later than the Long Stop Date; (v) the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares and the issuance of the New AAM Shares in connection with the Combination being duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting; and (vi) confirmation having been received by AAM that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange. In order to become Effective, the Scheme must be approved by a majority in number representing not less than 75 per cent. in value of the Scheme Shareholders (or the relevant class or classes thereof, if applicable) in each case present, entitled to vote and voting, either in person or by proxy, at the Court Meeting and at any separate class meeting which may be required by the Court or at any adjournment of such meeting.
Dowlais Shares will be acquired by AAM fully paid and free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the date of this Announcement or thereafter attaching thereto, including (without limitation) the right to receive and retain, in full, all dividends and other distributions (if any) declared, made or paid or any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) made on or after the date of this Announcement in respect of Dowlais Shares, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme.
As a result of the Combination, the Dowlais Directors have taken the decision to terminate the Buyback Programme previously announced.
AAM and Dowlais have agreed certain arrangements whereby the consideration per Dowlais Share may be increased should certain shares in Dowlais be cancelled for nil consideration prior to the Effective Date as set out in paragraph 21 (Melrose ESOT), without increasing the total consideration payable by AAM pursuant to the Combination.
3.
Background to and reasons for the Combination

AAM and Dowlais are leading global tier-one automotive suppliers specialising in driveline and metal forming technologies for internal combustion, electric and hybrid vehicles. The combination of AAM and Dowlais will create a leading global manufacturer with the scale, product portfolio, technology and global diversification required to lead and innovate in a transitioning business environment.
The AAM Directors believe that the Combined Group will benefit from a more diversified business model across both customers and geographies as well as the significant synergies arising from the combination of AAM and Dowlais. This model will feature a robust cash-generative financial profile, a strong balance sheet, and a more competitive and margin enhancing position than the standalone businesses, enabling continued innovation, growth, and long-term value creation for shareholders as the industry transitions to alternate propulsion technologies.

The Combination will bring together two companies with highly complementary customer bases, geographic footprints, powertrain-agnostic product portfolios, and manufacturing operations. It will benefit from a best-of-best management team and the significant leadership depth present in both organisations.
The Combination offers shareholders the opportunity to participate in future value creation unlocked through the delivery of these cost synergies.
Key features of the Combined Group:
•
Leading global driveline and metal-forming supplier with significant size and scale — AAM and Dowlais expect that the Combined Group will benefit from greater scale and diversification, which brings numerous benefits including: financial and operational resilience, enabling the business to adapt to demand fluctuations and macroeconomic events; strengthened relationships with customers and other industry stakeholders; a competitive cost base driven by economies of scale; pooled resources for R&D and investment, including EV transition and new technologies; and increased agility and flexibility in a dynamic, fast-moving industry.

•
Comprehensive powertrain-agnostic product portfolio with leading technology — The Combination will create an industry-leading portfolio of products across a broad range of automotive segments, supporting internal combustion engine (ICE), hybrid and electric powertrains. The metal forming and powder metallurgy product groups will provide both vertical integration capabilities and further diversification beyond the auto industry. The Combined Group will benefit from enhanced scale to fund investments in future innovation in its powertrain-agnostic product portfolio.

•
Diversified customer base with expanded and balanced geographic presence — The Combined Group will be a truly global supplier, serving a wide range of vehicles with a well-diversified and complementary customer base. Additionally, the Combined Group will benefit from a more balanced regional presence. AAM’s position in pickup trucks and SUVs and Dowlais’ position across multiple other vehicle segments globally create an attractive business portfolio. The combined businesses also have strong foundations to serve the large and growing Chinese vehicle market, in particular with emerging domestic Chinese OEMs that are positioned for global growth. As a result, the Combined Group will be well-positioned to support and profitably participate in the transition to alternate propulsion technologies in all regions.

•
Compelling industrial logic with ~$300 million of synergies — The complementary nature of AAM’s and Dowlais’ businesses will enable the creation of significant, annual run rate cost synergies of approximately $300 million, expected to be substantially achieved by the end of the third year after Completion. The AAM management team has a proven acquisition track record, having successfully integrated and delivered significant cost synergy value through the acquisitions of Metaldyne Performance Group and Tekfor Group. Additionally, the Dowlais management team has demonstrated a proven track record of restructuring resulting in operational improvements.

•
High margins, with strong earnings accretion, cash flow and balance sheet — The Combined Group’s enhanced customer, geographic, and product diversification supports a best-in-class financial profile with clear opportunities for improved profitability. The Combination results in an attractive financial profile within the automotive supplier landscape, with revenue of approximately $12 billion and Adjusted EBITDA margins of approximately 14 per cent. (inclusive of run rate synergies). Based on the terms of the Combination, the Combined Group’s day-one net leverage is expected to be approximately 2.5 times (inclusive of full run rate synergies). AAM’s capital allocation policy will prioritise debt repayment whilst supporting organic growth until net leverage is below 2.5 times, at which point AAM intends to move to a more balanced capital allocation policy.

4.
Financial benefits of the Combination

Quantified cost synergies
The AAM Directors, having reviewed and analysed the potential cost synergies of the Combination, and considering the factors they can influence, are highly confident in the Combined Group’s ability to realise approximately $300 million of annual run rate cost synergies, expected to be substantially achieved by the end of the third year following Completion.

The quantified cost synergies, expected to originate from the cost bases of AAM and Dowlais, are anticipated to be realised primarily from:
•
SG&A — approximately 30 per cent. across the following sources:

•
Eliminating duplicate public company costs and other costs;

•
Optimisation of the combined workforce;

•
Streamlining of engineering, research, and development expenses; and

•
Elimination of duplicate business and technical offices.

•
Purchasing — approximately 50 per cent. across the following sources:

•
Leveraging enhanced economies of scale and spend to reduce supply costs;

•
Utilising vertical integration capabilities to deliver insourcing initiatives; and

•
Achieving global freight and logistical savings through increased scale, utilisation and benefits from third-party logistics suppliers.

•
Operations — approximately 20 per cent. across the following sources:

•
Increasing operating efficiencies through the implementation of a best-of-best operating system; and

•
Optimising the combined global manufacturing footprint.

The AAM Directors expect that approximately 60 per cent. of the annual run rate cost synergies will be realised by the end of the second year following Completion, and the full run rate cost savings are expected to be substantially achieved by the end of the third year following Completion.
The AAM Directors expect that the one-off costs required to deliver on the synergy plan are approximately equal to one year of full run rate savings.
In addition, the AAM Directors expect an increase in operating working capital of approximately $13 million required to deliver identified run rate freight and logistics synergies.
The synergy savings stated are net of anticipated dis-synergies (expected to be approximately $22 million).
The expected synergies will accrue as a direct result of the Combination and would not be achieved on a standalone basis.
These statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to herein may not be achieved, may be achieved later or sooner than estimated, or those actually achieved could be materially different from those estimated. For the purposes of Rule 28 of the Code, the statements of estimated cost savings and synergies contained in this Announcement are solely the responsibility of AAM and the AAM Directors. Any statement of intention, belief or expectation for the Combined Group following the Effective Date is also an intention, belief or expectation of the AAM Directors and not of the Dowlais Directors.
These statements are not intended as a profit forecast or profit estimate for any period and should not be interpreted as such. No part of these statements, or this Announcement generally, should be construed or interpreted to mean that the Combined Group’s earnings in the first year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM and/or Dowlais for the relevant preceding financial period or any other period.
Appendix 6 to this Announcement includes a copy of these statements of anticipated cost savings and synergies arising out of the Combination and provides underlying information and bases of belief and calculation.
Appendix 6 to this Announcement also includes reports from AAM’s reporting accountant, Deloitte, and its financial adviser, J.P. Morgan Cazenove, in connection with the anticipated Quantified Financial

Benefits Statement, as required pursuant to Rule 28.1(a) of the Code, and provides underlying information and bases for the reporting accountant’s and financial adviser’s respective reports. J.P. Morgan Cazenove, as financial adviser to AAM, has provided such a report for the purposes of the Code stating that, in their opinion and subject to the terms of the report, the Quantified Financial Benefits Statement, for which the AAM Directors are responsible, has been prepared with due care and consideration. Each of Deloitte and J.P. Morgan Cazenove has given and not withdrawn its consent to the publication of its report in this Announcement in the form and context in which it is included.
5.
Mix and Match Facility

Dowlais Shareholders may elect, subject to availability, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. However, the total number of New AAM Shares to be issued and the maximum aggregate amount of cash to be paid under the terms of the Combination will not be varied as a result of elections under the Mix and Match Facility. Accordingly, satisfaction of elections made by Dowlais Shareholders under the Mix and Match Facility will depend on the extent to which other Dowlais Shareholders make offsetting elections.
To the extent that elections cannot be satisfied in full, they will be scaled down on a pro rata basis. As a result, those Dowlais Shareholders who make an election under the Mix and Match Facility will not necessarily know the exact number of New AAM Shares or the amount of cash they will receive until settlement of the consideration due to them under the terms of the Combination. The Mix and Match Facility is conditional upon the Combination becoming Effective.
Elections under the Mix and Match Facility will not affect the entitlements of those Dowlais Shareholders who do not make such elections.
Further details in relation to the Mix and Match Facility will be contained in the Scheme Document.
6.
Recommendation

The Dowlais Directors, who have been so advised by Barclays and Rothschild & Co as to the financial terms of the Combination, consider the terms of the Combination to be fair and reasonable. In providing their financial advice to the Dowlais Directors, Barclays and Rothschild & Co have taken into account the commercial assessments of the Dowlais Directors. Barclays and Rothschild & Co are providing independent financial advice to the Dowlais Directors for the purposes of Rule 3 of the Code.
Accordingly, the Dowlais Directors intend to recommend unanimously that Scheme Shareholders vote in favour of the Scheme at the Court Meeting and Dowlais Shareholders vote in favour of the Resolutions to be proposed at the General Meeting (or in the event that the Combination is implemented by way of a Takeover Offer, that Dowlais Shareholders accept or procure acceptance of such Takeover Offer) (the “Intention to Recommend”) as the Dowlais Directors who hold Dowlais Shares have irrevocably undertaken to do in respect of their entire beneficial holdings of 3,864,429 Dowlais Shares, in aggregate, representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement). Further details of these irrevocable undertakings are set out at Appendix 3 to this Announcement.
For the avoidance of doubt, as described in paragraph 21 (Melrose ESOT), there can be no certainty that certain shares in Dowlais will be cancelled for nil consideration prior to the Effective Date with a resulting increase to the consideration per Dowlais Share under the terms of the Combination as set out in paragraph 21 (Melrose ESOT), and the Intention to Recommend as set out above is based solely on the terms of the Combination as at the date of this Announcement, and the financial advice received by the Dowlais Directors has been given on that basis.
The AAM Directors have unanimously approved the Combination and intend to recommend that AAM Shareholders vote in favour of the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares and the issuance of the New AAM Shares in connection with the Combination. J.P. Morgan has acted as financial adviser to AAM in relation to the Combination.

7.
Background to and reasons for the recommendation

Dowlais is a specialist engineering group focused on the automotive sector. Since its listing in April 2023, Dowlais has made strong progress on its strategy to accelerate its transition to a power-agnostic business model and has continued to deliver operational and performance improvements despite a challenging market environment.
The Dowlais Directors remain fully confident that Dowlais will continue to execute successfully on its strategic priorities, leaving it better positioned to navigate market volatility and deliver sustainable, profitable growth and cash generation.
While the Dowlais Directors did not solicit an offer for Dowlais, the Dowlais Directors remain focused on maximising the full value of the Dowlais for the benefit of its shareholders by considering all available options. In contemplating the merits of the Combination for shareholders, the Dowlais Board, has considered carefully a number of factors including:
•
a compelling strategic rationale, creating a Combined Group with enhanced scale, highly complementary product portfolio, technological expertise, industrial footprint and global diversification to compete in a dynamic and changing business environment;

•
the opportunity for significant value creation from synergies resulting from the consolidation of two leading businesses with market leading capabilities;

•
a combined leadership team blending the best talent from both businesses;

•
a highly complementary portfolio of driveline products — sideshafts, propshafts, AWD systems, axles for ICE vehicles and EVs;

•
a sophisticated metal forming components capability — forging, machining, casting and sintering, providing a perfect strategic fit for Powder Metallurgy to drive external growth;

•
continued volatility in the automotive industry as the global transition to electrified mobility varies by region leading to continued uncertainty of industry volumes, customer mix and future technology needs; and

•
an assessment of the value that could potentially be unlocked for the benefit of Dowlais shareholders through a sale of Dowlais’ GKN Powder Metallurgy business, as evaluated through the strategic review announced at the Half Year Results on 13 August 2024.

In assessing the Combination, the Dowlais Directors have focused on both the near-term and long-term value that the Combination is expected to deliver to Dowlais Shareholders as well as the implications for Dowlais’ stakeholders.
The Dowlais Directors believe that the Combination represents an attractive opportunity to accelerate the realisation of shareholder value through the establishment of a global, diversified automotive supplier, better-positioned together to navigate both the short-term challenges and long-term market dynamics in the automotive sector.
The Dowlais Directors believe that the Combination is based on a compelling strategic, industrial and financial rationale, including:
•
combining two world-class businesses that are aligned strategically, culturally and geographically, to create a global automotive supplier, with the enhanced scale, and the product portfolio, manufacturing footprint and technology required to compete in a dynamic market environment;

•
building greater resilience through increased global scale and product diversification;

•
creating the necessary financial strength to accelerate investment in new products and technologies;

•
enhancing the opportunity to leverage combined knowhow to better serve customers’ needs and secure new business;

•
offering a highly complementary portfolio of products across a broad range of automotive segments, supporting ICE, hybrid and electric powertrains in multiple geographies with a diversified customer base;

•
unlocking meaningful cost synergies for the Combined Group; and

•
resulting in a Combined Group with a strong balance sheet supported by a strong and attractive cash profile.

In considering the terms of the Combination and determining whether they reflected an appropriate valuation of Dowlais and its future prospects, the Dowlais Directors took into account a number of factors, including:
•
that consideration in New AAM Shares provides Dowlais Shareholders with the ability to remain fully invested in the Combined Group through Dowlais Shareholders owning approximately 49 per cent of the Combined Group;

•
the terms of the Combination represent a total implied value of 85.2 pence per Dowlais share, based on the Closing Price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on 28 January 2025 (being the close of business on the last Business Day before the date of this Announcement); and

•
the opportunity for Dowlais Shareholders to participate in the anticipated value creation from the substantial synergies which are expected to be delivered through the Combination and accrue to the shareholders of the Combined Group.

The Dowlais Directors believe that Dowlais has a clear and compelling standalone strategy that would continue to deliver shareholder value, however it is their belief that the proposed Combination would accelerate shareholder value creation through the combination of both the immediate premium and the opportunity to continue to participate in the long term prospects of the Combined Group.
In considering the Combination, the Dowlais Directors have taken into account AAM’s stated intentions for the business and its employees as set out in paragraph 3 (Background to and reasons for the Combination) and paragraph 12 (Strategic plans and intentions with regard to management, employees, pensions and places of business).
Following careful and thorough consideration of the financial terms of the Combination, the strategic rationale and the anticipated financial benefits of the Combination, including the above factors, the Dowlais Directors intend to recommend unanimously that Dowlais Shareholders vote, or procure voting, in favour of the Scheme at the Court Meeting and the Resolutions to be proposed at the Dowlais General Meeting.
8.
Information relating to AAM

As a leading global tier 1 automotive and mobility supplier, AAM designs, engineers and manufactures driveline and metal forming technologies to support electric, hybrid and internal combustion vehicles. AAM’s mission is to deliver efficient, powerful and innovative solutions for its customers.
Headquartered in Detroit, Michigan, AAM has over 75 facilities in 16 countries across North America, Latin America, Europe and Asia. AAM employs approximately 21,000 employees globally. AAM is a Delaware corporation and AAM Shares are publicly traded on the New York Stock Exchange (NYSE:AXL).
AAM has established a high-efficiency product portfolio that is designed to improve axle efficiency and fuel economy through innovative product design technologies. Its portfolio includes high-efficiency axles, aluminium axles and all-wheel-drive applications. AAM’s metal forming segment represents the largest automotive forging operation in the world, and provides engine, transmission, driveline and safety-critical components for light, commercial and industrial vehicles. Net sales for 2023 were approximately $6.08 billion.
9.
AAM current trading and outlook

AAM updates its full year 2024 financial estimates as follows:
AAM FY24 Profit Estimate
For full year 2024:
•
AAM is estimating sales in the range of $6.10 – $6.15 billion.

•
AAM is estimating Adjusted EBITDA in the range of $740 – $750 million.

•
AAM is estimating Adjusted free cash flow in the range of $220 – $230 million.

The statements above in relation to Adjusted EBITDA and Adjusted free cash flow (together, the “AAM FY24 Profit Estimate”) constitute profit estimates for the purposes of the Code.
The assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the confirmations from the AAM Directors as required by Rule 28.1(c) of the Code are set out in Appendix 4 to this Announcement.
10.
Information relating to Dowlais

Dowlais is a specialist engineering group focused on the automotive sector. Dowlais develops and delivers precisely engineered solutions that are shaping the future of the automotive industry through its two leading high-technology engineering businesses: GKN Automotive and GKN Powder Metallurgy.
•
GKN Automotive:   a global leader in the development and production of sideshafts, propshafts, AWD systems and advanced differentials and a trusted partner to over 90 per cent. of global automotive OEMs. Its products drive the wheels of around half the world’s light vehicles, and it has been a pioneer in the development of eDrive systems, remaining at the forefront of electric vehicle powertrain technology.

•
GKN Powder Metallurgy:   a global leader in the production of sintered metal products for the automotive and industrial sectors and a world-class manufacturer of atomised metal powders. Its world-class engineering expertise and sustainable technology enables the design and production of parts with complex geometries, higher densities and improved physical properties.

Dowlais is headquartered in the United Kingdom, and operates across the Americas, Europe and Asia with over 70 manufacturing facilities and seven global innovation centres. Dowlais employs approximately 30,000 employees globally, including its joint ventures. Dowlais Shares are publicly traded on the London Stock Exchange (LSE: DWL).
11.
Dowlais current trading

Overall performance for the year ended 31 December 2024 was in line with management’s expectations, demonstrating Dowlais’ resilience in navigating a market environment that has continued to be volatile. Dowlais has executed well on its strategic priorities, with a continued focus on delivering operational efficiencies and commercial recoveries amidst challenging market conditions. Please see further details on the Dowlais FY24 Profit Estimate in Appendix 5 to this Announcement.
Dowlais plans to announce its full year results on 5 March 2025.
12.
Strategic plans and intentions with regard to management, employees, pensions and places of business

Board, management team and employees of the Combined Group
AAM recognises and greatly respects the expertise and experience of Dowlais’ management and employees. Consequently, AAM places significant importance on the continued contributions of Dowlais’ employees to the success of the Combined Group following completion of the Combination. AAM intends to integrate the businesses and blend the management teams to ensure that management experience and expertise is retained for the benefit of the Combined Group as a whole.
David C. Dauch will serve as the Chairman and Chief Executive Officer of the Combined Group. In addition, Roberto Fioroni (Chief Financial Officer, Dowlais), Helen Redfern (Chief People, Sustainability and Communications Officer, Dowlais), Markus Bannert (Chief Executive Officer, GKN Automotive), and Jean-Marc Durbuis (Chief Executive Officer, GKN Powder Metallurgy) will be invited to join existing AAM executives as part of the senior executive management team of the Combined Group, in roles to be confirmed. In addition, there has been no discussion of incentivisation arrangements for these or other members of Dowlais’ senior management team.

It is also expected that Simon Mackenzie Smith (Chair, Dowlais) and Fiona MacAulay, who currently serve on the Dowlais Board, will join the Board of AAM following completion of the Combination.
At the same time, AAM intends to optimise the structure of the Combined Group to achieve the anticipated benefits of the Combination. Preliminary evaluations suggest that annual run rate cost synergies of approximately $300 million are expected to be substantially achieved by the end of the third full year following completion of the Combination. These synergies would be achieved through efficiencies across SG&A, procurement, and operational efficiencies.
While no decisions have been taken, following the synergy analysis AAM intends a headcount reduction potentially up to approximately 2.5 per cent. of the total Combined Group workforce. Any headcount reduction would emphasise the best-in-class approach AAM intends to take and, therefore, the impact as between employees of the AAM Group and Dowlais Group will be determined as part of integration. This expected reduction primarily involves: (i) duplicative corporate, head office, administrative and senior management positions across AAM’s and Dowlais’ respective businesses; and (ii) potential consolidation of certain manufacturing and R&D facilities, as further referenced below. Provisionally, AAM has identified approximately 500 roles across the Combined Group (which is inclusive of the approximately 70 positions referred to below as a result of overlap within the R&D functions) that appear to be duplicative, representing approximately 1 per cent. of the combined workforce. Additionally, with respect to potential facility consolidation and operating improvements, AAM intends to make further headcount reductions potentially up to an additional headcount reduction of approximately 750 positions, representing approximately 1.5 per cent. of the total combined workforce.
The finalisation and implementation of any headcount reductions will be subject to comprehensive planning and appropriate engagement with stakeholders, including any required information and consultation processes with any affected employees and any applicable employee representative bodies. Any affected individuals will be treated in a manner consistent with AAM’s and Dowlais’ high standards, culture and practices and in compliance with all applicable laws. AAM intends to approach employee and management integration with the aim of retaining and motivating the best talent across the Combined Group to create a best-in-class organisation.
As set out in the Cooperation Agreement, AAM has agreed that there will be no material changes to the remuneration or conditions of employment of Dowlais employees for a period of 12 months following the Combination. However, AAM does intend to review the alignment of the remuneration and incentivisation arrangements between employees and management of the Combined Group as part of its longer term integration planning. This review will also cover other policies within the Combined Group, with a view to potentially harmonising these arrangements for employees and management across the Combined Group, particularly those in equivalent positions, over time as is appropriate and where possible. The finalisation and implementation of any such harmonisation will be subject to comprehensive planning and appropriate engagement with stakeholders, including any required information and consultation processes with any affected employees and applicable employee representative bodies.
AAM acknowledges the importance and value of Dowlais’ employee share-based incentive arrangements as further detailed at paragraph 17 (Dowlais Share Plans). In due course, participants in those arrangements will be contacted regarding the effect of the Combination on their outstanding awards. Details of the effect of the Combination on outstanding awards will also be set out in the Scheme Document. Additionally, AAM intends, following the completion of the Combination, to extend AAM’s share-based incentive arrangements to relevant Dowlais’ employees on a basis consistent with arrangements for equivalent employees of AAM, considering their expected roles within the Combined Group.
Headquarters, headquarter functions, locations and fixed assets
The Combined Group will have its global headquarters in Detroit, Michigan, U.S. Consequently, it is anticipated that following completion of the Combination and a subsequent orderly handover of activities as part of the wider integration, Dowlais’ current headquarters office in London, U.K., would be closed at the appropriate time, subject to appropriate engagement with stakeholders, including any required information and consultation processes with affected employees regarding relocation or severance. In addition, the Combined Group will continue to have business offices in each major region of the world.

Following completion of the Combination, AAM intends to evaluate the business, technical, and manufacturing locations and fixed assets of both AAM and Dowlais to optimise the performance of the Combined Group. In conducting such evaluation AAM will look to maximise synergies whilst taking a best of both approach. This evaluation is expected to result in the rationalisation of certain sites currently operated by AAM and/or Dowlais. To the extent any rationalisation results in a headcount reduction, AAM intends to adopt a best-in-class approach to reflect the functions and roles going forward at each location.
AAM has not been able to carry out in-person site visits at Dowlais’ manufacturing facilities, nor does it have sufficiently detailed plant-level information relating to capacity, utilisation, capabilities and available site space, and therefore has been unable to make definitive plans with respect to specific manufacturing locations. Preliminary analysis suggests that optimising the Combined Group’s existing footprint would, in addition to the consolidation of R&D facilities mentioned below, potentially involve the closure or combination of some manufacturing facilities globally, although the specific number and locations have not yet been identified. It is expected any consolidation will be done on a business unit and regional basis. All business location rationalisation will be implemented in accordance with applicable law, be subject to comprehensive planning and appropriate engagement with stakeholders, including any required information and consultation processes with any affected employees and applicable employee representative bodies.
The headcount reduction resulting from the foregoing consolidations is included in the 2.5 per cent. headcount reduction referred to above.
Innovation, research and development
AAM values the historic and ongoing investment that Dowlais has made in its technology, as well as the infrastructure and expertise within the Dowlais Group to maintain and enhance its existing customer offerings. AAM is dedicated to being at the forefront of development within the industry, and as such believes that the Combined Group’s research and development (R&D) capability is integral to its strategy for long-term sustainable growth and the success of the Combined Group. This involves driving the pace of innovation by employing the best talent and committing meaningful investments to create and expand future opportunities. AAM’s board and management believe that combining AAM and Dowlais’ R&D Dowlais’ capabilities will enable the development of innovative solutions to support internal combustion engine (ICE), hybrid and electric powertrains.
While AAM intends to retain Dowlais’ R&D capabilities, it is expected that, following completion of the Combination, at an appropriate time Dowlais’ existing facilities in Auburn Hills, Michigan, which house R&D and other functions, will be consolidated into AAM’s advanced design and technical centre which is adjacent to AAM’s global headquarters in Detroit, Michigan, and its facility in Rochester Hills, Michigan, both of which are in close proximity to Auburn Hills. Such integration will involve comprehensive planning and appropriate engagement with employees and other stakeholders.
It is also expected that there will be a headcount reduction of approximately 70 positions globally within the R&D functions of the Combined Group because of overlapping projects, activities and management teams as well as certain operating efficiencies inclusive of any headcount reduction resulting from consolidation of the R&D facilities in Michigan. This expected headcount reduction is included within the 2.5 per cent. referenced above. Consistent with AAM’s intended approach to headcount reductions across the Combined Group the headcount reductions in R&D will be conducted with the aim of retaining the best talent across the Combined Group.
Pensions
AAM does not intend to make any changes to the agreed employer contributions into Dowlais’ existing defined benefit and defined contribution pension schemes. This includes maintaining the current arrangements for funding Dowlais’ defined benefit pension schemes, the level of benefits for existing members, and the admission of new members to these pension schemes following the Effective Date.
AAM has entered into discussions with the trustee of the Dowlais’ U.K. pension schemes. The trustee has confirmed that, based on the information provided by AAM thus far and the representations made to date, it has no reason to believe that the Combination would have a material adverse effect on the employer covenant or likelihood of benefits being received. Additionally, AAM has agreed to maintain an open dialogue with the trustee in relation to any future changes that might affect the covenant supporting Dowlais’ U.K. pension schemes.
Other items
As part of the Combination, any AAM Shares issued to Dowlais Shareholders will be authorised for primary listing on the New York Stock Exchange.
The Dowlais Shares are currently admitted to the equity shares (commercial companies) category of the Official List and to trading on the Main Market of the London Stock Exchange and, as set out in paragraph 19 (Cancellation of admission to listing and re-registration as a private company), before the Effective Date, an application shall be made to the FCA and the London Stock Exchange to cancel such admissions to listing and trading, to take effect on the Business Day following the Effective Date. Dowlais is also expected to be re-registered as a private company on or after the Effective Date.
No statements in this paragraph 12 (Strategic plans and intentions with regard to management, employees, pensions and places of business) constitute “post-offer undertakings” for the purposes of Rule 19.5 of the Code.
13.
Dividends

In addition to the consideration payable in connection with the Combination, each Dowlais Shareholder will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share (the “FY24 Final Dividend”) (to be paid (subject to the approval of the Dowlais Board) as part of Dowlais’ ordinary course 2024 financial year dividend calendar) without any reduction of the consideration payable under the terms of the Combination.
AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share under the terms of the Combination to the extent that the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital.
From the date of this Announcement until the Effective Date, AAM is not permitted to announce, declare, make or pay any dividend, other distribution or return of capital and, if AAM does not comply with this restriction, Dowlais shall be entitled (at its sole discretion) to declare and pay an equalising dividend to Dowlais Shareholders, without any consequential reduction to the consideration.
Further details on these arrangements can be found in Clause 3 of the Co-operation Agreement and will be set out in the Scheme Document.
14.
Irrevocable undertakings

AAM has received irrevocable undertakings to vote in favour (or procure a vote in favour) of the Scheme at the Court Meeting and the Resolutions to be proposed at the General Meeting from those Dowlais Directors who hold Dowlais Shares in respect of their own beneficial shareholdings, totalling 3,864,429 Dowlais Shares representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025, being the last Business Day before the date of this Announcement.
Further details of these irrevocable undertakings are set out in Appendix 3 to this Announcement.
15.
Financing of the Combination

Concurrently with this Announcement, AAM and certain of its subsidiaries entered into (i) a Credit Agreement (the “Backstop Credit Agreement”) with the lenders party thereto and JPMorgan Chase Bank

N.A., as administrative agent, (ii) a First Lien Bridge Credit Agreement (the “First Lien Bridge Credit Agreement”) with the lenders party thereto and JPMorgan Chase Bank N.A., as administrative agent and (iii) a Second Lien Bridge Credit Agreement (the “Second Lien Bridge Credit Agreement” and together with the First Lien Bridge Credit Agreement, the “Bridge Credit Agreements”) with the lenders party thereto and JPMorgan Chase Bank N.A., as administrative agent.
The Backstop Credit Agreement provides for term loans in an aggregate principal amount of $1.98 billion and revolving credit facilities in an aggregate amount of $1.25 billion. Proceeds of the commitments provided under the Backstop Credit Agreement will be used, together with proceeds of the commitments provided under the Bridge Credit Agreements, to finance the Combination, including the cash consideration payable to Scheme Shareholders and debt refinancing costs, and to refinance in full the Existing Credit Agreement (as defined below). Subject to the terms of the Backstop Credit Agreement, AAM expects to replace the Backstop Credit Agreement before the closing of the Combination by seeking to obtain the consent of its existing lenders to amend AAM’s existing syndicated term loans and revolving credit facilities under AAM’s credit agreement, dated as of March 11, 2022 (as amended from time to time, the “Existing Credit Agreement”), by and among AAM, certain of its subsidiaries, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, to (i) increase the maximum revolving credit facility amount by $425 million to $1.35 billion and (ii) add a new term loan facility (which will be utilised, together, in part, with the existing facilities thereunder, to finance the Combination) and to effect certain other changes thereto in connection with the Combination.
The First Lien Bridge Credit Agreement provides for commitments of up to $843 million and the Second Lien Bridge Credit Agreement provides for commitments of up to $500 million. Proceeds from the commitments provided under the Bridge Credit Agreements will be used to finance the Combination, including the cash consideration payable to Scheme Shareholders and debt refinancing costs. Subject to the conditions in the Bridge Credit Agreements, AAM intends to reduce commitments or the borrowings under the Bridge Credit Agreements by accessing the debt capital markets prior to or following the closing of the Combination. Such debt issuance would be subject to market and other conditions and this Announcement does not constitute the offer or sale of any securities in any jurisdiction.
J.P. Morgan Cazenove, as financial adviser to AAM, is satisfied that sufficient resources are available to AAM to satisfy in full the cash consideration payable to Scheme Shareholders pursuant to the terms of the Combination.
Further information on the financing of the Combination will be set out in the Scheme Document.
16.
Combination-related arrangements

Confidentiality Agreement
AAM and Dowlais entered into the Revised Confidentiality Agreement on 14 January 2025 pursuant to which each of AAM and Dowlais has undertaken to keep certain information relating to the Combination and to the other party confidential and not to disclose such information to third parties (except to certain permitted parties) for the purposes of evaluating the Combination unless required by law or regulation. The Revised Confidentiality Agreement also contains: (i) reciprocal customary non-solicit provisions from the date of the Revised Confidentiality Agreement until 12 months after the earlier of the cessation of discussions between AAM and Dowlais in relation to the Combination and the termination or lapse of the Scheme (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer); and (ii) customary standstill provisions applicable to AAM only for a period of 12 months after the date of the Revised Confidentiality Agreement, in each case subject to customary carve-outs. The Revised Confidentiality Agreement amended an earlier confidentiality agreement entered into between AAM and Dowlais on 29 October 2024, which was on the same terms as the Revised Confidentiality Agreement, save for the reciprocal non-solicit provisions applied for 12 months from 29 October 2024.
Clean Team Agreement
Dowlais and AAM have entered into a Clean Team Agreement dated 13 December 2024, which sets out, among other things, how confidential information that is competitively sensitive can be disclosed, used or shared between Dowlais’ clean team individuals and/or external advisers retained by Dowlais and AAM’s clean team individuals and/or external advisers retained by AAM.
Joint Defense Agreement
Dowlais, AAM and their respective external legal counsels have entered into a Joint Defense Agreement dated 6 December 2024, the purpose of which is to ensure that the exchange and/or disclosure of certain materials, in particular in relation to the antitrust and regulatory workstreams, only takes place between their respective external legal counsels and external regulatory experts, and does not diminish in any way the confidentiality of such materials and does not result in a waiver of any privilege, right or immunity that might otherwise be available.
Co-operation Agreement
On the date of this Announcement, AAM and Dowlais have entered into a Co-operation Agreement in relation to the Combination pursuant to which, among other things:
•
AAM has agreed to use all reasonable endeavours to obtain the regulatory conditions and authorisations as soon as reasonably practicable following date of this Announcement and in any event in sufficient time to enable the Effective Date to occur by the Long Stop Date;

•
AAM and Dowlais have agreed to certain customary undertakings to cooperate in relation to such regulatory clearances and authorisations;

•
AAM has agreed to provide Dowlais with certain information for the purposes of the Scheme Document and otherwise assist with the preparation of the Scheme Document and Dowlais has agreed to provide AAM with certain information for the purposes of the AAM Proxy Statement; and

•
AAM has agreed to take certain steps to assist certain Dowlais Shareholders in taking any required action as a result of the potential application of US withholding tax under Section 304 of the US Internal Revenue Code, including the provision of any certifications which may be required to be made by Dowlais Shareholders to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax).

The Co-operation Agreement records the intention of AAM and Dowlais to implement the Combination by way of a Scheme, subject to AAM’s right to switch to a Takeover Offer in certain circumstances. AAM and Dowlais have agreed to certain customary provisions if the Scheme should switch to an Offer.
The Co-operation Agreement also contains provisions that shall apply in respect of Dowlais Shareholders’ dividend entitlements (as summarised in paragraph 13 (Dividends) of this Announcement) and directors’ and officers’ insurance, as well as the Dowlais Share Plans, other incentive arrangements and other employee-related matters (further details of which will be provided in the Scheme Document). AAM has agreed that from the date of the Co-operation Agreement until the Effective Date it shall not announce, declare, make or pay any dividends to AAM Shareholders (as summarised in paragraph 13 (Dividends) of this Announcement). In addition, AAM has also committed, from the date of the Co-operation Agreement until the earlier of receipt of the AAM Shareholder approvals, not to solicit or engage in any discussions of alternative proposals to the Combination (subject to certain limited exceptions). The Co-operation Agreement provides that AAM will pay a break fee to Dowlais in the following amounts and circumstances (subject to certain exceptions and exclusions):
•
$50 million, in cash, if AAM’s Board no longer recommends the Combination or if AAM fails to hold the AAM Shareholders Meeting prior to the Long Stop Date;

•
$50 million, in cash, if AAM invokes the Conditions set out in 3 (Official authorisations and regulatory clearances) and 6 (General Third Party approvals) of Part A of Appendix 1 to this Announcement or such Condition has not been satisfied or waived by AAM by the Long Stop Date; or

•
$14 million, in cash, if AAM Shareholders do not approve the resolutions required to implement the Combination at the AAM Shareholders Meeting and there has been no change in the AAM Board’s recommendation.

The Co-operation Agreement shall terminate in certain customary circumstances, including but not limited to:
•
if agreed in writing between AAM and Dowlais;

•
upon service of written notice by AAM to Dowlais if the Dowlais Directors change their recommendation in respect of the Combination;

•
upon service of written notice by either AAM or Dowlais to the other if: (i) a competing offer becomes effective or is declared or becomes unconditional; (ii) the Combination is withdrawn, terminates or lapses in accordance with its terms; (iii) prior to the Long Stop Date, any Condition has (with the consent of the Panel) been invoked by AAM; (iv) the Scheme is not approved at the Court Meeting, the Resolutions to be proposed at the General Meeting are not passed or the Court refuses to sanction the Scheme; (v) unless otherwise agreed by AAM and Dowlais in writing or required by the Panel, the Effective Date has not occurred by the Long Stop Date; or (vi) such resolution or resolutions as are necessary to approve, effect and implement the Combination, including to authorise the creation, allotment and issue of the New AAM Shares, are not passed at the AAM Shareholder Meeting; or

•
upon service of notice by Dowlais to AAM if: (i) AAM makes an announcement prior to publication of the AAM Proxy Statement that it will not convene the AAM Shareholder Meeting or it intends not to file the AAM Proxy Statement with the SEC or transmit it to AAM Shareholders; (ii) the AAM Proxy Statement does not include the AAM Directors’ recommendation; or (iii) the AAM Directors change their recommendation in respect of the Combination; and

•
upon the Effective Date.

Pensions Agreement
AAM, Dowlais and the trustees (the “Trustees”) of Dowlais’ UK defined benefit pension schemes (the “Pension Schemes”) have entered into a pensions agreement. In summary, AAM has agreed that, with effect from and conditional on Completion: (i) it will consult with the Trustees before changing the key terms of the material intercompany balances of the main entities supporting the Pension Schemes’ employer covenant and before effecting any intra-group reorganisation that would move material subsidiaries supporting the Schemes’ employer covenant to another part of the Combined Group; (ii) it will share information with the Trustees at agreed regular intervals regarding the Combined Group’s financial performance and business prospects, progress on delivering synergies and material corporate events; and (iii) it supports the objective of the GKN Group Pension Scheme No. 3 of achieving full funding on a low dependency funding basis by the “relevant date” in accordance with pensions legislation and will consider in good faith potential courses of action to achieve that objective as part of the next actuarial valuation. AAM has also provided confirmations about the information shared with the Trustees in connection with the Combination and the Trustees have confirmed that, based on the information provided by AAM thus far and the representations made to date, they consider that the Combination would not have a materially detrimental effect on the Pension Schemes. The agreement also contains customary confidentiality provisions subject to certain standard exceptions.
17.
Dowlais Share Plans

Participants in the Dowlais Share Plans shall be contacted regarding the effect of the Combination on their rights under the Dowlais Share Plans and appropriate proposals will be made to such participants in due course. Details of these proposals will be set out in the Scheme Document.
Arrangements between AAM and Dowlais management
Liam Butterworth, Roberto Fioroni, John Nicholson and Helen Redfern
In order to promote the retention of Liam Butterworth and Roberto Fioroni, currently Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) of Dowlais respectively, through to the completion of the Combination, AAM has agreed that it will make cash payments of 150 per cent. to the CEO and 120 per cent. to the CFO of their base salary (the “Executive Director Transaction Awards”), as detailed in the Co-operation Agreement. The Executive Director Transaction Awards will be paid, conditional on completion of the Combination and Dowlais being delisted from the London Stock Exchange: (i) 50 per cent. within 30 days of Completion of the Combination; and (ii) 50 per cent. within 30 days of the date that is six months after Completion of the Combination. Payment of the Executive Director Transaction Awards is subject to the CEO or CFO (as relevant) being employed by the Combined Group and not under notice on the relevant payment date or having been subject to, or received notice of, a Qualifying Termination (as defined in the Co-operation Agreement) before the relevant payment date. In the event of the CEO or CFO being subject to a Qualifying Termination, the Transaction Award will be payable as soon as practicable after termination of employment.
In order to promote the retention of John Nicholson and Helen Redfern, currently General Counsel (“GC”) and Chief People, Sustainability and Communications Officer (“CPSCO”) of Dowlais respectively, through to the completion of the Combination, Dowlais will make cash payments of 222 per cent. to the GC and 117 per cent. to the CPSCO of their base salary (the “Retention Awards”). The Retention Awards will be paid: (i) 50 per cent. within 30 days of Completion of the Combination; and (ii) 50 per cent. within 30 days of the date that is six months after Completion of the Combination. Payment of the Retention Awards is subject to the GC or CPSCO (as relevant) being employed by the Combined Group and not under notice on the relevant payment date or having been subject to, or received notice of, a Qualifying Termination (as defined in the Co-operation Agreement) before the relevant payment date. In the event of the GC or CPSCO being subject to a Qualifying Termination, the Retention Award will be payable as soon as practicable after termination of employment.
As required by, and solely for the purposes of, Rule 16.2 of the Code, Barclays and Rothschild & Co have reviewed the terms of the CEO Executive Director Transaction Award, CFO Executive Director Transaction Award, the GC Retention Award and the CPSCO Retention Award together with other information deemed relevant and confirmed that, in their opinion, the Executive Director Transaction Awards and the Retention Awards are fair and reasonable. In providing their advice, Barclays and Rothschild & Co, have taken into account the commercial assessments of the Dowlais Directors. Barclays and Rothschild & Co are acting as the independent financial advisers to Dowlais for the purposes of Rule 3 of the Code.
18.
Structure of and conditions to the Combination

It is intended that the Combination will be implemented by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by means of a Takeover Offer, subject to the terms of the Co-operation Agreement, and obtaining the consent of the Panel. The purpose of the Scheme is to provide for AAM to become the owner of the entire issued and to be issued ordinary share capital of Dowlais. The Scheme is an arrangement between Dowlais and the Scheme Shareholders and is subject to the approval of the Court. The procedure involves, among other things, an application by Dowlais to the Court to sanction the Scheme, in consideration for which Scheme Shareholders will receive cash on the basis described in paragraph 2 (The Combination) of this Announcement.
On the Scheme becoming Effective: (i) it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Court Meeting and the General Meeting (and, if they attended and voted, whether or not they voted in favour); and (ii) share certificates in respect of Scheme Shares will cease to be of value and should be destroyed and entitlements to Scheme Shares held within the CREST system will be cancelled. The New AAM Shares will be issued by AAM and (subject to the applicability of any U.S. withholding tax as described in this Announcement) the cash consideration payable under the terms of the Combination will be despatched to Scheme Shareholders by AAM no later than 14 days after the Effective Date.
Any Dowlais Shares issued before the Scheme Record Time will be subject to the terms of the Scheme. The Resolutions to be proposed at the General Meeting will, among other matters, provide that the Dowlais Articles be amended to incorporate provisions requiring any Dowlais Shares issued after the Scheme Record Time (other than to AAM or its nominee(s)) to be automatically transferred to AAM on the same terms as the Combination (other than terms as to timings and formalities). The provisions of the Dowlais Articles (as amended) will avoid any person (other than AAM or its nominee(s)) holding ordinary shares in the capital of Dowlais after the Effective Date.
The Combination is subject to a number of Conditions and certain further terms set out in Appendix 1 to this Announcement and to the full terms and conditions to be set out in the Scheme Document, including, among other things:
•
the approval of the Scheme by a majority in number of the Scheme Shareholders, representing not less than 75 per cent. in value of the Scheme Shares held by those Scheme Shareholders, present and voting, either in person or by proxy, at the Court Meeting;

•
the passing of the Resolutions by the requisite majority of Dowlais Shareholders at the General Meeting;

•
the Scheme being sanctioned by the Court (without modification, or with modification on terms agreed by AAM and Dowlais) and a copy of the Court Order being delivered to the Registrar of Companies;

•
the receipt of certain regulatory and antitrust approvals (including the EU Antitrust Condition, the U.S. Antitrust Condition, the China Antitrust Condition, the Brazil Antitrust Condition and the Mexico Antitrust Condition);

•
the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares being duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting and the issuance of the New AAM Shares in connection with the Combination being duly approved by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the AAM Shareholder Meeting;

•
confirmation having been received by AAM that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange; and

•
the Scheme becoming Effective no later than the Long Stop Date.

It is expected that the Scheme Document, containing further information about the Combination (including the expected timetable for the Combination and how Dowlais Shareholders can hold, access and trade their interests in New AAM Shares), together with notices of the Court Meeting and General Meeting, the Forms of Proxy and the Forms of Election in relation to the Mix and Match Facility, will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of such documentation in relation to the Combination has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required). Subject to the satisfaction or, where permitted, waiver of all relevant conditions, including the Conditions, and certain further terms set out in Appendix 1 to this Announcement and to be set out in the Scheme Document, and subject to the approval and availability of the Court, it is expected that the Scheme will become Effective in 2025.
Shareholders’ attention is drawn to the section entitled “High-Level U.S. Federal Income Tax Consequences” in this Announcement. The Scheme Document will contain details on the potential application of section 304 of the U.S. Internal Revenue Code (IRC), and the potential resulting U.S. withholding tax at a rate of up to 30 per cent. to the cash consideration received pursuant to the Combination, and will provide information for Dowlais Shareholders on how to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax), as described further below in the section entitled “High-Level U.S. Federal Income Tax Consequences”.
The Scheme will be governed by English law and will be subject to the jurisdiction of the Court. The Scheme will be subject to the applicable requirements of the Code, the Panel, the London Stock Exchange, the Court and the FCA.

19.
Cancellation of admission to listing and re-registration as a private company

It is intended that dealings in, and registration of transfers of, Dowlais Shares will be suspended shortly before the Effective Date at a time to be set out in the Scheme Document. It is further intended that applications will be made to the London Stock Exchange to cancel trading in Dowlais Shares on the Main Market of the London Stock Exchange, and to the FCA to cancel the listing of Dowlais Shares on the Official List, in each case with effect from or shortly following the Effective Date.
On the first Business Day after the Effective Date, entitlements to Dowlais Shares held within the CREST system will be cancelled, and share certificates in respect of Dowlais Shares will cease to be valid.
It is also intended that, following the Effective Date, Dowlais will be re-registered as a private limited company.
In addition, the New AAM Shares will be authorised for primary listing on the New York Stock Exchange subject to official notice of issuance.
20.
Interests in Dowlais Shares

As at close of business on 28 January 2025 (being the last Business Day before the date of this Announcement), save for the irrevocable undertakings referred to in paragraph 14 (Irrevocable undertakings) above, neither AAM, nor any of the AAM Directors, nor any member of the AAM Group, nor, so far as the AAM Directors are aware, any person acting in concert with AAM for the purposes of the Combination, had:
(A)
any interest in, or right to subscribe for, any relevant securities of Dowlais;

(B)
any short position in (whether conditional or absolute and whether in the money or otherwise), including any short position under a derivative, any agreement to sell or any delivery obligation or right to require another person to purchase or take delivery of, any relevant securities of Dowlais;

(C)
procured an irrevocable commitment or letter of intent to accept the terms of the Combination in respect of relevant securities of Dowlais; or

(D)
borrowed or lent, or entered into any financial collateral arrangements in respect of, any relevant securities of Dowlais; or

(E)
entered into any Dealing Arrangement in respect of any relevant securities of Dowlais.

In the interests of secrecy before this Announcement, AAM has not made any enquiries in respect of the matters referred to in this paragraph 20 of certain parties who may be deemed by the Panel to be acting in concert with AAM for the purposes of the Combination. Enquiries of such parties will be made as soon as practicable following the date of this Announcement, and AAM confirms that further disclosure in accordance with Rule 8.1(a) and Note 2(a)(i) on Rule 8 of the Code will be made as soon as possible and by no later than 12 noon (London time) on 12 February 2025.
21.
Melrose ESOT

Upon the demerger of Dowlais from Melrose Industries PLC (“Melrose”), 27,865,471 Dowlais Shares (being 2.1 per cent. of the total issued ordinary shares of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement)), were placed in the Melrose Employee Share Ownership Trust (the “Melrose ESOT”) to satisfy options over Dowlais Shares granted by Melrose to individuals (being certain Melrose group employees and executive directors) (“MASP Options”) under the Melrose Automotive Share Plan (the “MASP”). The MASP and the Melrose ESOT are operated independently from Dowlais and Dowlais has no oversight of either of these, including over the terms of the MASP, the number of outstanding MASP Options and the number of shares that vest in accordance with the terms of the MASP. According to the circular issued by Melrose in connection with the demerger, dated 3 March 2023 (the “Melrose Demerger Circular”), the MASP performance period runs up to (but excluding) 31 May 2025 (the “MASP Crystallisation Date”). Based on the disclosures made by Melrose in the Melrose Demerger Circular and the value of the entire issued share capital of Dowlais implied by the Combination as at 28 January 2025 (being the last Business Day before the date of this Announcement), the options granted under the MASP are not expected to vest or become exercisable in accordance with their performance conditions. Based on the disclosures made by Melrose in the Melrose Demerger Circular, upon a change of control, scheme of arrangement or winding up of Dowlais (a “Dowlais Trigger Event”), the options under the MASP shall vest in full and become immediately exercisable upon the date of, and immediately prior to, the Dowlais Trigger Event. Although it is not explicit from the disclosure in the Melrose Demerger Circular, based on such disclosures the Dowlais Trigger Event could occur only upon such a change of control or scheme of arrangement of Dowlais becoming effective, rather than simply being announced and it is noted that Completion is not expected to occur prior to the MASP Crystallisation Date; however neither Dowlais nor AAM is aware of the discretion (if any) exercisable under the terms of the MASP, the potential for the MASP to be amended or the conditions for a change of control, scheme of arrangement or winding up to constitute a Dowlais Trigger Event and there can therefore be no certainty as to the treatment of such awards as a result of the Combination.
Melrose’s disclosures in the Melrose Demerger Circular state that, if, immediately after the MASP Crystallisation Date, there remain Dowlais Shares held by the Melrose ESOT in relation to which MASP Options have lapsed by operation of the vesting provisions, then it is intended that the relevant Dowlais Shares shall be transferred to Dowlais (or its nominee) and for such Dowlais Shares to then be cancelled. Any amounts held by the Melrose ESOT as a result of prior distributions received by the Melrose ESOT in respect of such Dowlais Shares shall remain the property of the Melrose ESOT. Dowlais is party to a tripartite agreement entered into by Dowlais at the time of the demerger with Melrose and Zedra Trust Company (Guernsey) Limited (acting as trustee for the MASP) (the “Tripartite Agreement”) pursuant to which it has undertaken to cancel any Dowlais Shares upon receipt from the trustee.
AAM has agreed that, to the extent that the Dowlais Shares held by the Melrose ESOT are repurchased by Dowlais for nil consideration pursuant to the Tripartite Agreement prior to Completion (the “Cancelled Shares”), AAM will increase the cash consideration and the number of New AAM Shares payable in respect of each Dowlais Share held pursuant to the Combination so as to allocate the cash consideration and New AAM Shares which the Cancelled Shares would have received on Completion to the Dowlais Shareholders based on the fully diluted share capital of Dowlais at the time of such cancellation, with cash consideration rounded to the nearest pence and the number of New AAM Shares to four decimal places. So, for example, if all of the 27,865,471 Dowlais Shares held by the Melrose ESOT were to be cancelled and based on the fully diluted share capital of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement), the consideration would be adjusted as follows such that Dowlais Shareholders would be entitled to receive, for each Dowlais Share:
•
43 pence in cash; and

•
0.0881 New AAM Shares.

There would be no change to the amount of the FY24 Final Dividend a Dowlais Shareholder may receive.
For the purpose of this paragraph 21 and the above undertaking, the fully diluted share capital of Dowlais at the time of a cancellation shall be calculated on the basis of:
(a)
issued share capital of Dowlais at the time of such cancellation; plus

(b)
all Dowlais Shares which may be issued on or after the date of such cancellation on the vesting of awards under the Dowlais Share Plans as at close of business of the day prior to such cancellation; less

(c)
the number of Dowlais Shares held by the employee benefit trust operated by Dowlais that can be used to satisfy the vesting of awards under the Dowlais Share Plans as at close of business of the day prior to such cancellation.

Neither Dowlais nor AAM have seen the terms of the MASP and there can be no certainty that the MASP Options will lapse or that the Dowlais Shares will be transferred to Dowlais if a Dowlais Trigger Event has not completed by the MASP Crystallisation Date. Neither Dowlais nor AAM is aware of the discretion (if any) exercisable under the terms of the MASP, the potential for the MASP to be amended or the conditions for a change of control, scheme of arrangement or winding up of to constitute a Dowlais Trigger Event.
The purpose of these arrangements is to ensure that the total value of the consideration payable for the entire issued and to be issued share capital of Dowlais remains the same regardless of whether the MASP Options vest or lapse.
There can therefore be no certainty that any such increase to the consideration payable per Dowlais Share under the terms of the Combination will occur. As set out in paragraph 6 (Recommendation), the Intention to Recommend (as defined in paragraph 6 (Recommendation)) is based solely on the terms of the Combination as at the date of this Announcement, and the financial advice received by the Dowlais Directors (as described in paragraph 6 (Recommendation)) has been given on that basis.
AAM will announce any increase to the consideration payable per Dowlais Share under the terms of the Combination under this paragraph 21 as soon as is reasonably practicable upon the obligation to effect such increase coming into effect. To the extent no such increase has been made beforehand, AAM and/or Dowlais will also provide an update on the latest position based on their understanding in advance of the Court Meeting.
22.
Fractional entitlements

Fractions of New AAM Shares will not be allotted to Dowlais Shareholders. Instead, all fractional shares which a holder of Dowlais Shares would otherwise be entitled to receive will be aggregated and calculations will be rounded down, and such holder shall receive, in lieu of such fractional entitlements, cash in an amount (rounded down to the nearest penny) equal to such fractional amount multiplied by the last reported sale price of AAM Shares on the New York Stock Exchange (as reported in Bloomberg or, if not reported therein, in another authoritative source selected by AAM) on the last Business Day prior to the Effective Date.
23.
Overseas Shareholders

The availability of the Combination and the distribution of this Announcement to Dowlais Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdiction in which they are located. Such persons should inform themselves of, and observe, any applicable legal or regulatory requirements of their jurisdiction. Dowlais Shareholders who are in any doubt regarding such matters should consult an appropriate independent professional adviser in the relevant jurisdiction without delay.
This Announcement does not constitute an offer for sale of any securities or an offer or an invitation to purchase any securities. Dowlais Shareholders are advised to read carefully the Scheme Document and related Forms of Proxy and Forms of Election once these have been despatched.
24.
Documents available on website

Copies of the following documents will be available promptly on AAM’s and Dowlais’ websites at www.aam.com/investors/offer-for-Dowlais-Group-plc and www.dowlais.com, respectively, subject to certain restrictions relating to persons residing in Restricted Jurisdictions until the end of the Offer Period:
(a)
this Announcement;

(b)
the irrevocable undertakings described in Appendix 3 to this Announcement;

(c)
the Revised Confidentiality Agreement;

(d)
the Clean Team Agreement;

(e)
the Joint Defense Agreement;

(f)
the Co-operation Agreement;

(g)
the Pensions Agreement;

(h)
consent letters from each of Barclays, Rothschild & Co, Investec, Deloitte and J.P. Morgan; and

(i)
the documents relating to the financing of the Combination.

Neither the content of the websites referred to in this Announcement nor the content of any website accessible from hyperlinks is incorporated into, or forms part of, this Announcement.
25.
Right to proceed by way of a Takeover Offer

Subject to the terms of the Co-operation Agreement, and obtaining the consent of the Panel, AAM reserves the right to elect to implement the Combination by way of a Takeover Offer as an alternative to the Scheme.
In such event, such Takeover Offer will be implemented on the same terms and conditions, so far as applicable, as those which would apply to the Scheme subject to appropriate amendments to reflect the change in method of effecting the Combination, including (without limitation) the inclusion of an acceptance condition set at 90 per cent. of Dowlais Shares to which the Takeover Offer relates, (or such lesser percentage as may be determined after consultation with the Panel (if necessary)), being in any case more than 50 per cent. of the voting rights normally exercisable at a general meeting of Dowlais, including, for this purpose, any such voting rights attaching to Dowlais Shares that are issued before the Takeover Offer becomes or is declared unconditional (whether pursuant to the exercise of any outstanding subscription or conversion rights or otherwise).
26.
General

It is expected that the Scheme Document will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of the Scheme Document has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required).
In deciding whether or not to vote or procure votes to approve the Scheme at the Court Meeting or to vote or procure votes in favour of the Resolutions relating to the Scheme at the General Meeting in respect of their Dowlais Shares, Dowlais Shareholders should rely on the information contained, and follow the procedures described, in the Scheme Document.
Barclays and Rothschild & Co (as financial advisers to Dowlais) and J.P. Morgan (as financial adviser to AAM) have each given and not withdrawn their consent to the publication of this Announcement with the inclusion in this Announcement of the references to their names in the form and context in which they appear.
The bases and sources for certain financial information contained in this Announcement are set out in Appendix 2 to this Announcement. Details of undertakings received by AAM and given by the Dowlais Directors are set out in Appendix 3. The defined terms used in this Announcement are set out in Appendix 7.
Enquiries
AAM
Christopher M. Son, Vice President, Marketing & Communications	+1 (313) 758-4814
J.P. Morgan (Exclusive financial adviser to AAM)
David Walker / Ian MacAllister	+1 (212) 270 6000
Robert Constant / Jonty Edwards	+44 (0) 203 493 8000
FGS Global (PR adviser to AAM)
Jared Levy / Jim Barron	+1 212 687 8080
Charlie Chichester / Rory King	+44 20 7251 3801

Dowlais
Investors
Pier Falcione	+44 (0) 7974 974690
Barclays (Financial adviser and corporate broker to Dowlais)
Guy Bomford / Adrian Beidas / Neal West (Corporate Broking)	+44 (0) 20 7623 2323
Rothschild & Co (Financial adviser to Dowlais)
Ravi Gupta / Nathalie Ferretti	+44 (0) 20 7280 5000
Investec Bank plc (Joint corporate broker to Dowlais)
Carlton Nelson / Christopher Baird	+44 (0) 20 7597 5970
Montfort Communications (PR adviser to Dowlais)
Nick Miles / Neil Craven	+44 (0) 7739 701 634 +44 (0) 7876 475 419
Allen Overy Shearman Sterling LLP is acting as legal adviser to AAM. Slaughter and May is acting as legal adviser to Dowlais. Cravath, Swaine & Moore LLP is acting as U.S. legal adviser to Dowlais.
The person responsible for arranging the release of this Announcement on behalf of Dowlais is John Nicholson, General Counsel & Company Secretary.
Important notices relating to financial advisers
J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority and regulated in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority). J.P. Morgan is acting as financial adviser exclusively for AAM and no one else in connection with the Combination and will not regard any other person as its client in relation to the Combination and will not be responsible to anyone other than AAM for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to the Combination or any other matter or arrangement referred to herein.
Barclays, which is authorised by the Prudential Regulation Authority and regulated in the United Kingdom by the Financial Conduct Authority and the Prudential Regulation Authority, is acting exclusively for Dowlais and no one else in connection with the Combination and will not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Barclays nor for providing advice in relation to the Combination or any other matter referred to in this Announcement.
In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the Exchange Act, Barclays and its affiliates will continue to act as exempt principal trader in Dowlais securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the United States to the extent that such information is made public in the United Kingdom.
Rothschild & Co, which is authorised and regulated in the UK by the Financial Conduct Authority, is acting exclusively for Dowlais and for no-one else in connection with the Combination and shall not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Rothschild & Co, nor for providing advice in connection with the Combination or any matter referred to herein. Neither Rothschild & Co nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Rothschild & Co in connection with this Announcement, any statement contained herein, the Combination or otherwise. No representation or warranty, express or implied, is made by Rothschild & Co as to the contents of this Announcement.

Investec, which is authorised in the United Kingdom by the PRA and regulated in the United Kingdom by the FCA and the PRA, is acting exclusively for Dowlais and no one else in connection with the subject matter of this Announcement and will not regard any other person as its client in relation to the subject matter of this Announcement and will not be responsible to anyone other than Dowlais for providing the protections afforded to the clients of Investec, or for providing advice in connection with the subject matter of this Announcement or any other matters referred to herein. Neither Investec nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Investec in connection with the subject matter of this Announcement, any statement contained herein or otherwise, and no representation, express or implied, is made by Investec or any of its subsidiaries, branches or affiliates, or purported to be made on behalf of Investec or any of its subsidiaries, branches or affiliates, in relation to the contents of this Announcement, including with regard to the accuracy or completeness of the Announcement or the verification of any other statements made or purported to be made by or on behalf of Investec or any of its subsidiaries, branches or affiliates in connection with the matters described in this Announcement.
Further information
This Announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise. In particular, this Announcement is not an offer of securities for sale into the U.S. No offer of securities shall be made in the U.S. absent registration under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Combination will be made solely through the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents), which, together with the accompanying Forms of Proxy and Forms of Election in relation to the Mix and Match Facility, will contain the full terms and conditions of the Combination, including details of how to vote in respect of the Combination. Any decision in respect of the Combination should be made only on the basis of the information in the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer document).
Dowlais will prepare the Scheme Document to be distributed to Dowlais Shareholders. Dowlais and AAM urge Dowlais Shareholders to read the Scheme Document (or any other document by which the Combination is made) in full when it becomes available because it will contain important information relating to the Combination, including details of how to vote in respect of the Scheme.
The statements contained in this Announcement are made as at the date of this Announcement, unless some other time is specified in relation to them, and publication of this Announcement shall not give rise to any implication that there has been no change in the facts set forth in this Announcement since such date.
This Announcement does not constitute a prospectus or a prospectus equivalent document.
This Announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside England.
The Combination will be subject to the applicable requirements of English law, the Code, the Panel, the London Stock Exchange and the FCA.
Neither the SEC nor any U.S. state securities commission has approved, disproved or passed judgment upon the fairness or the merits of the Combination or determined if this Announcement is adequate, accurate or complete. Any representation to the contrary is a criminal offence in the U.S.
Overseas Shareholders
The release, publication or distribution of this Announcement in jurisdictions other than the UK, and the availability of the Combination to Dowlais Shareholders who are not resident in the UK, may be restricted by law and therefore any persons who are not resident in the UK or who are subject to the laws of any jurisdiction other than the UK (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the UK or who are subject to the laws of another jurisdiction to participate in the Combination or to vote their Dowlais Shares in respect of the Scheme at the Court Meeting, or to execute and deliver Forms of Proxy appointing another to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located or to which they are subject. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Combination disclaim any responsibility or liability for the violation of such restrictions by any person.
Unless otherwise determined by AAM or required by the Code, and permitted by applicable law and regulation, the Combination shall not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Combination by any such use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction.
Accordingly, copies of this Announcement and any formal documentation relating to the Combination are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Combination.
Further details in relation to Dowlais Shareholders in overseas jurisdictions will be contained in the Scheme Document(or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents).
Additional information for U.S. investors in Dowlais
The Combination relates to an offer for the shares of an English company and is proposed to be implemented by means of a scheme of arrangement provided for under English company law. The Combination, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the related proxy solicitation rules under the U.S. Exchange Act. Accordingly, the Combination is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company in the UK listed on the London Stock Exchange, which differ from the disclosure requirements of the U.S. tender offer and related proxy solicitation rules. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer and determines to extend the Takeover Offer into the U.S., such Takeover Offer will be made in compliance with applicable U.S. laws and regulations.
The New AAM Shares to be issued pursuant to the Combination have not been and will not be registered under the U.S. Securities Act, and may not be offered or sold by AAM in the U.S. absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New AAM Shares to be issued pursuant to the Combination will be issued pursuant to the exemption from registration set forth in Section 3(a)(10) of the U.S. Securities Act. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New AAM Shares. In this event, Dowlais Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to all such documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to AAM’s contact for enquiries identified above.
This Announcement contains, and the Scheme Document will contain certain unaudited financial information relating to Dowlais that has been prepared in accordance with UK-endorsed International Financial Reporting Standards (“IFRS”) and thus may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with U.S. generally accepted accounting principles. U.S. generally accepted accounting principles differ in certain significant respects from IFRS.
Dowlais is incorporated under the laws of a non-U.S. jurisdiction, some or all of Dowlais’ officers and directors reside outside the U.S., and some or all of Dowlais’ assets are or may be located in jurisdictions outside the U.S. Therefore, U.S. Dowlais Shareholders (defined as Dowlais Shareholders who are U.S. persons as defined in the U.S. Internal Revenue Code or “IRC”) may have difficulty effecting service of process within the U.S. upon those persons or recovering against Dowlais or its officers or directors on judgments of U.S. courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment. It may not be possible to sue Dowlais or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.
In accordance with normal United Kingdom practice, AAM or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, shares or other securities of Dowlais outside of the U.S., other than pursuant to the Combination, until the date on which the Combination and/or Scheme becomes effective, lapses or is otherwise withdrawn. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any such purchases by AAM will not be made at prices higher than the price of the Combination provided in this Announcement unless the price of the Combination is increased accordingly. Any information about such purchases or arrangements to purchase shall be disclosed as required in the UK, shall be reported to a Regulatory Information Service and shall be available on the London Stock Exchange website at www.londonstockexchange.com.
High-Level U.S. Federal Income Tax Consequences
The receipt of New AAM Shares and cash by Dowlais Shareholders as consideration for the transfer of Dowlais Shares pursuant to the Combination may be a taxable transaction for U.S. federal income tax purposes and under applicable U.S. state and local, as well as foreign and other, tax laws. Such consequences, if any, are not generally described herein.
For certain Dowlais Shareholders, Section 304 of the IRC may apply to the Combination if the Dowlais Shareholders, in the aggregate, own stock of AAM possessing 50 per cent. or more of the total combined voting power or 50 per cent. or more of the total combined value of all classes of stock of AAM immediately following Completion, taking into account certain constructive ownership rules under the IRC and, in the case of a Dowlais Shareholder who also owns AAM common stock, taking into account any New AAM Shares received by such Dowlais Shareholder as a result of the Combination. If Section 304 of the IRC were to apply to the Combination, the cash consideration received pursuant to the Combination may be subject to U.S. federal income tax as a deemed dividend (“U.S. Deemed Dividend Tax”). A Dowlais Shareholder should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder receives cash under the Combination and also owns AAM Shares. Further, even if a Dowlais Shareholder also owns AAM Shares, it should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder owns (i) an equivalent or greater percentage of AAM Shares than Dowlais Shares at Completion, and (ii) its indirect ownership interest in Dowlais is not therefore reduced as a result of the Combination, taking into account certain constructive ownership rules and the AAM Shares received as consideration in the Combination.
For U.S. Dowlais Shareholders, dividends are generally taxable as ordinary income, subject to any reduced tax rates or deductions provided under the IRC. U.S. Dowlais Shareholders who do not actually or constructively own any AAM Shares immediately prior to the Combination will recognise a capital gain or loss equal to the difference between the amount of cash received and such U.S. holder’s tax basis in the portion of its Dowlais Shares that is exchanged for such cash.
For Non-U.S. Dowlais Shareholders, U.S. Deemed Dividend Tax will be collected via a withholding tax at a 30 per cent. rate (or such lower rate as may be specified by an applicable income tax treaty) from the cash consideration received pursuant to the Combination. To establish whether such withholding is required from the cash consideration paid to each Non-U.S. Dowlais Shareholder, each Non-U.S. Dowlais Shareholder must, if necessary, complete a certificate, in the form to be provided in circumstances where it is necessary, certifying whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax. The certification process is not standardised, and depends upon information properly flowing through the brokerage network. To the extent relevant, you should consult your retail broker as to the procedures they employ; it is possible that some brokers may be unfamiliar with this process.
Failure by a Non-U.S. Dowlais Shareholder to complete and return such certificate may result in withholding tax at a rate of 30 per cent. (or such lower rate as may be specified by an applicable income tax treaty) on the full amount of the cash payable to such Non-U.S. Dowlais Shareholder.

If excess amounts are withheld from the cash consideration payable to a Non-U.S. Dowlais Shareholder, the Non-U.S. Dowlais Shareholder may obtain a refund of any such excess amounts by timely filing an appropriate claim with the IRS.
Dowlais Shareholders that may be concerned about the application of Section 304 of the IRC and the potential treatment of the cash consideration as a deemed dividend for U.S. federal income tax purposes should take this into account when determining whether to make an election under the Mix and Match Facility to receive different proportions of cash and New AAM Shares in respect of their holdings in Dowlais Shares, which would impact the amount of Dowlais Shares attributed to them after the Combination.
The receipt of consideration in exchange for Dowlais Shares pursuant to the Combination may also be subject, under certain circumstances, to FATCA or other backup withholding with respect to a Dowlais Shareholder that does not satisfy certain rules with respect to its identity under U.S. or other tax laws applicable to such Dowlais Shareholder.
Each Dowlais Shareholder is urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Combination, including in light of the potential application of Section 304 of the IRC to the Combination.
Forward-looking statements
This Announcement (including information incorporated by reference in this Announcement), oral statements made regarding the Combination, and other information published by AAM and Dowlais contain statements which are, or may be deemed to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on assumptions, expectations, valuations, targets, estimates, forecasts and projections of AAM and Dowlais about future events, and are therefore subject to risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements contained in this Announcement include statements relating to the expected effects of the Combination on the AAM Group, the Dowlais Group and the Combined Group, such as the statements about the expected profitable growth, value-enhancing investments, sustainable capital returns and other characteristics of the Combined Group, the expected timing and scope of the Combination and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “budgets”, “targets”, “aims”, “scheduled”, “estimates”, “forecast”, “intends”, “anticipates”, “seeks”, “prospects”, “potential”, “possible”, “assume” or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. AAM and Dowlais give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risks (known and unknown) and uncertainties (and other factors that are in many cases beyond the control of AAM and/or Dowlais) because they relate to events and depend on circumstances that may or may not occur in the future.
There are a number of factors that could affect the future operations of the AAM Group, the Dowlais Group and/or the Combined Group and that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include the satisfaction (or, where permitted, waiver) of the Conditions, as well as additional factors, such as: domestic and global business and economic conditions; the impact of pandemics, asset prices; market-related risks such as fluctuations in interest rates and exchange rates, industry trends, competition, changes in government and regulation, changes in the policies and actions of governments and/or regulatory authorities (including changes related to capital and tax), changes in political and economic stability (including exposures to terrorist activities, the UK’s exit from the European Union, Eurozone instability, disruption in business operations due to reorganisation activities, interest rate, inflation, deflation and currency fluctuations), the timing impact and other uncertainties of future or planned acquisitions or disposals or offers, the inability of the Combined Group to realise successfully any anticipated synergy benefits when the Combination is implemented (including changes to the board and/or employee composition of the Combined Group), the inability of the AAM Group to integrate successfully the Dowlais Group’s operations and programmes when the Combination is implemented, the Combined Group incurring and/or experiencing unanticipated costs and/or delays (including IT system failures, cyber-crime, fraud and pension scheme liabilities), or difficulties relating to the Combination when the Combination is implemented. Other unknown or unpredictable factors could affect future operations and/or cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. It is not possible to foresee or identify all such factors.
Each forward-looking statement speaks only as of the date of this Announcement. Neither the AAM Group nor the Dowlais Group, nor any of their respective associates or directors, officers or advisers, provides any representation, warranty, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Announcement will actually occur. Forward-looking statements involve inherent risks and uncertainties. All forward-looking statements contained in this Announcement are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Readers are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations (including, without limitation, under the Code, the UK Market Abuse Regulation, the DTRs and applicable U.S. securities laws), neither the AAM Group nor the Dowlais Group is under or undertakes any obligation, and each of the foregoing expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
For a discussion of important risk factors that could cause AAM’s actual results to differ materially from the expectations in the forward-looking statements, see Part I, Item 1A. under the heading “Risk Factors” in its Form 10-K for the fiscal year ended December 31, 2023 and Part II, Item 1A under the heading “Risk Factors” in quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024 filed with the SEC which also contain additional information regarding forward-looking statements with respect to AAM.
Solicitation
This Announcement may be deemed to be solicitation material in respect of the Combination, including the issuance of the New AAM Shares in respect of the Combination. In connection with the foregoing proposed issuance of the New AAM Shares, AAM expects to file the AAM Proxy Statement. To the extent the Combination is effected as a scheme of arrangement under English law, the issuance of the New AAM Shares in connection with the Combination would not be expected to require registration under the U.S. Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the U.S. Securities Act. In the event that AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the New AAM Shares that would be issued in the Combination. Investors and shareholders are urged to read the AAM Proxy Statement, the Scheme Document, and other relevant documents filed or to be filed with the SEC or incorporated by reference in the AAM Proxy Statement (if any) carefully when they become available because they will contain important information about AAM, the Combination and related matters. Investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at www.aam.com/investors.
Participants in the Solicitation
AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM’s Shareholders in respect of the Combination, including the proposed issuance of New AAM Shares. Information regarding AAM’s directors and executive officers is contained in the Annual Report on Form 10-K for the fiscal year ended 31 December 2023 of AAM, which was filed with the SEC on 16 February 2024, the definitive proxy statement on Schedule 14A for the 2024 annual meeting of stockholders of AAM, which was filed with the SEC on 21 March 2024 and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the AAM Proxy Statement relating to the Combination when it is filed with the SEC. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the AAM Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or

Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and AAM’s website at www.aam.com/investors.
No profit forecasts or estimates
The AAM FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The AAM FY24 Profit Estimate is set out in paragraph 9 of this Announcement, and the assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the AAM Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 4 of this Announcement.
The Dowlais FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The Dowlais FY24 Profit Estimate is set out in of this Announcement, and the assumptions and basis of preparation on which the Dowlais FY24 Profit Estimate is based and the Dowlais Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 5 of this Announcement.
Other than the AAM FY24 Profit Estimate and Dowlais FY24 Profit Estimate, nothing in this Announcement (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or to be interpreted to mean that earnings or earnings per share for AAM or Dowlais for the current or future financial years, will necessarily match or exceed the historical published earnings or earnings per share for AAM or Dowlais, as appropriate.
Quantified Financial Benefits Statement
Statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this Announcement generally, should be construed as a profit forecast or interpreted to mean that the Combined Group’s earnings in the first full year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this Announcement is the responsibility of AAM and the AAM Directors.
Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the Announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the tenth business day (as defined in the Code) following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the tenth business day (as defined in the Code) following the Announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day (as defined in the Code) following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.
Electronic Communications
Please be aware that addresses, electronic addresses and certain information provided by Dowlais Shareholders, persons with information rights and other relevant persons for the receipt of communications from Dowlais may be provided to AAM during the Offer Period as required under section 4 of Appendix 4 to the Code to comply with Rule 2.11(c) of the Code.
Publication on a website and availability of hard copies
This Announcement and the documents required to be published pursuant to Rule 26 of the Code will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on AAM’s website at www.aam.com/investors/offer-for-Dowlais-Group-plc and on Dowlais’ website at www.dowlais.com promptly and in any event by no later than 12 noon on the business day (as defined in the Code) following the date of this Announcement. Neither the content of the websites referred to in this Announcement nor the content of any website accessible from hyperlinks in this Announcement is incorporated into, or forms part of, this Announcement.
Dowlais Shareholders and persons with information rights may, subject to applicable securities laws, request a hard copy of this Announcement (and any information incorporated into it by reference to another source), free of charge, by contacting Dowlais’ registrars, Equiniti, by: (i) submitting a request in writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, United Kingdom; or (ii) contacting Equiniti, between 8.30 a.m. and 5.30 p.m. (London time), Monday to Friday (excluding English and Welsh public holidays) on +44 (0) 371 384 2030 (please use the country code when calling from outside the UK). A person so entitled may, subject to applicable securities laws, also request that all future documents, announcements and information to be sent in relation to the Combination should be in hard copy form.
Rounding
Certain figures included in this Announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.
Rule 2.9 disclosure
In accordance with Rule 2.9 of the Code, AAM confirms that as at the date of this Announcement, it has in issue and admitted to trading on the on the New York Stock Exchange (NYSE:AXL) 117,581,028 shares of common stock of $0.01 each (excluding common stock held in treasury). The International Securities Identification Number (ISIN) of the common stock is US0240611030.
In accordance with Rule 2.9 of the Code, Dowlais confirms that as at the date of this Announcement, it has in issue and admitted to trading on the Main Market of the London Stock Exchange 1,344,524,115 ordinary shares of 1 pence each (excluding ordinary shares held in treasury). The International Securities Identification Number (ISIN) of the ordinary shares is GB00BMWRZ071.

General
If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under FSMA if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

APPENDIX 1
CONDITIONS TO AND CERTAIN FURTHER TERMS OF THE COMBINATION
The Combination will be subject to the terms and conditions set out in this Appendix 1 and in the Scheme Document.
PART 1
1.
Long Stop Date

The Combination will be conditional on the Scheme becoming unconditional and becoming Effective, subject to the Code, by no later than 11.59 p.m. (London time) on the Long Stop Date.
2.
Scheme approval

The Scheme will be subject to the following conditions:
(a)   (i)
its approval by a majority in number representing not less than 75 per cent. in value of the Scheme Shareholders who are on the register of members of Dowlais at the Voting Record Time (or the relevant class or classes thereof, if applicable), in each case present, entitled to vote and voting, either in person or by proxy, at the Court Meeting or at any separate class meeting which may be required by the Court (as applicable) or at any adjournment of any such meeting; and

(ii)
the Court Meeting and any separate class meeting which may be required by the Court (or any adjournment of any such meeting) being held on or before the 22nd day after the expected date of the Court Meeting to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

(b)   (i)
the Resolutions being duly passed by the requisite majority or majorities of Dowlais Shareholders at the General Meeting (or any adjournment thereof); and

(ii)
the General Meeting being held on or before the 22nd day after the expected date of the General Meeting to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

(c)   (i)
the sanction of the Scheme by the Court (without modification or with modification on terms agreed by AAM and Dowlais) and delivery of a copy of the Court Order to the Registrar of Companies in England and Wales; and

(ii)
the Sanction Hearing being held on or before the 22nd day after the expected date of the Sanction Hearing to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow).

In addition, AAM and Dowlais have agreed that, subject as stated in Part 2 below and to the requirements of the Panel the Combination will be conditional on the following Conditions and, accordingly, the necessary actions to make the Scheme Effective will not be taken unless the following Conditions (as amended if appropriate) have been satisfied or, where relevant, waived:

3.
Official authorisations and regulatory clearances

Antitrust Approvals
EU
(a)
insofar as the Combination constitutes, or is deemed to constitute, a concentration with a Community dimension within the scope of Council Regulation (EC) 139/2004 (as amended) (the “EUMR”), one of the following having occurred:

(i)
the European Commission (the “Commission”) indicating that the arrangement notified does not fall within the scope of the EUMR pursuant to Article 6(1)(a) of the EUMR; or

(ii)
the Commission indicating that the concentration is compatible with the internal market pursuant to Articles 6(1)(b), (including in conjunction with Article 6(2)), 8(1) or 8(2) of the EUMR unconditionally or on terms reasonably satisfactory to AAM, or having been deemed to have done so pursuant to Article 10(6); or

(iii)
if the Commission makes a referral in whole or in part under Article 4(4) or Article 9 of the EUMR, or is deemed to have made such a reference, to a competent authority of one or more Member States whose laws prohibit the parties from completing the Combination before clearance is obtained under national merger control, such clearance being obtained (or being deemed to be obtained) whether unconditionally or on terms reasonably satisfactory to AAM from the competent authority or authorities of the relevant Member State or States (and the Commission as applicable, where such referral has been made in part), or any relevant waiting periods having expired (provided that if the Commission makes a referral of the whole of the concentration under Article 4(4) or Article 9 of the EUMR to the competent authority or authorities of one or more Member States whose laws in each case do not prohibit the parties from completing the Combination before clearance is obtained under national merger control, this clause (iii) shall be deemed to be satisfied),

(the “EU Antitrust Condition”);
United Kingdom
(b)
insofar as the Combination constitutes, or is deemed to constitute, a relevant merger situation within the meaning of Part 3 of the Enterprise Act 2002 (the “EA”) one of the following having occurred:

(i)
following submission of a CMA Briefing Paper to the Competition and Markets Authority (“CMA”) and with respect to the Combination:

(A)
the CMA’s position as most recently communicated to the parties being that it has no further questions in respect of the Combination; and

(B)
as at the date on which all other Conditions are satisfied or waived, the CMA not having: (I) requested submission of a Merger Notice; or (II) given notice to either party that it is commencing a Phase 1 Investigation; or (III) indicated that the statutory review period in which the CMA has to decide whether to make a reference under Section 34ZA of the EA has begun; or (IV) requested documents or attendance by witnesses under Section 109 of the EA, which may indicate it is considering commencing the aforementioned review period in respect of the Combination; or

(ii)
where the CMA has commenced an investigation following the submission of a CMA Briefing Paper or a Merger Notice, the CMA either:

(A)
having confirmed on terms reasonably satisfactory to AAM that the Combination or any matter arising therefrom or related thereto will not be subject to a Phase 2 reference under the EA or on any other statutory basis (a “Phase 2 CMA Reference”), or the applicable time period for the CMA to make a Phase 2 CMA Reference having expired without the CMA having made such a Phase 2 CMA Reference; or
(B)
in the event that a Phase 2 CMA Reference is made in relation to the Combination, the CMA either:

I.
concluding in a report published in accordance with Section 38 of the EA that neither the Combination nor any matter arising from or relating to the Combination nor any part of it has or is expected to result in a substantial lessening of competition within any market or markets in the United Kingdom for goods or services; or

II.
allowing the Combination and any matter arising from or relating to the Combination to proceed on terms reasonably satisfactory to AAM,

(the “UK Antitrust Condition”);
United States
(c)
insofar as the Combination constitutes, or is deemed to constitute, a notifiable acquisition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and any successor to such statute, rules, or regulations (the “HSR Act”), the waiting period applicable to the consummation of the Combination under the HSR Act having expired or terminated, and any voluntary agreement between AAM and/or Dowlais and the U.S. Federal Trade Commission or the U.S. Department of Justice pursuant to which AAM and/or Dowlais has agreed not to consummate the Combination for any period of time (such agreement being on terms reasonably satisfactory to AAM) is no longer in effect (the “U.S. Antitrust Condition”);

China
(d)
insofar as the Combination constitutes, or is deemed to constitute, a notifiable concentration of undertakings within the meaning of Article 25 of the Anti-Monopoly Law of the People’s Republic of China (as amended) and its implementing regulations (the “PRC AML”), and following notification of the Combination to the China’s State Administration for Market Regulation (“SAMR”), SAMR issuing a formal notice approving the Combination (unconditionally or on terms reasonably satisfactory to AAM) in order for AAM to consummate the Combination (the “China Antitrust Condition”);

South Korea
(e)
insofar as the Combination constitutes, or is deemed to constitute, a notifiable acquisition under the Monopoly Regulation and Fair Trade Act of the Republic of Korea (“MRFTA”), the Korea Fair Trade Commission (“KFTC”) having either: issued an approval notification pursuant to the MRFTA that the Combination does not violate Article 9 paragraph 1 (Restriction on Business Combination) of the MRFTA (as applicable); or if the KFTC issues an examiner’s report, issued a decision approving the Combination whether unconditionally or subject to conditions reasonably satisfactory to AAM (the “Korea Antitrust Condition”);

Mexico
(f)
insofar as the Combination constitutes, or is deemed to constitute a notifiable acquisition under the Mexican Federal Economic Competition Law, the parties having received unconditional approval or approval on terms reasonably satisfactory to AAM from the Mexican Federal Economic Competition Commission (Comisión Federal de Competencia Económica) (“COFECE”) or any authority that succeeds it under the applicable Mexican Federal Economic Competition Law or any other applicable law regulating competition that may be enacted having expired (the “Mexico Antitrust Condition”);

Brazil
(g)
insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition under Law No. 12,529 of 2011, either of the following having occurred:

(i)
the Brazilian Antitrust Governmental Authority (Conselho Administrativo de Defesa Econômica) (“CADE’s”) General Superintendence Office issuing a decision approving or clearing the Combination without conditions or on terms reasonably satisfactory to AAM and an additional mandatory fifteen day waiting period following publication of the decision in the Federal Official Gazette (Diário Oficial da União) having lapsed with no related appeal by a third party or request for further review by any of CADE’s commissioners; or

(ii)
in the event that any appeal is filed, further review is requested by CADE’s Tribunal or CADE’s General Superintendence Office does not clear the Combination without conditions and refers the Combination to CADE’s tribunal, the publication of the final decision approving the Combination by CADE’s tribunal with or without any conditions, on terms reasonably satisfactory to AAM, deemed unappealable at the administrative sphere, (the “Brazil Antitrust Condition”);

Foreign Investment Approvals
France
(h)
insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition under Articles L. 151-3 and followings and Articles R. 151-1 and followings of the French Monetary and Financial Code (Code monétaire et financier) (the “French FDI Law”), one of the following having occurred:

(i)
an expressed decision by the French Minister of the Economy or any person belonging to the General Directorate of the Treasury (Direction Générale du Trésor) officially empowered to deliver decisions under Article L. 151-3 of the French Monetary and Financial Code in his name and behalf (the “French FDI Authority”) that the Combination does not fall within the scope of the French FDI Law; or

(ii)
an expressed decision by the French FDI Authority, pursuant to French FDI Law, that authorises the completion of the Combination unconditionally or on terms reasonably satisfactory to AAM,

(the “France FDI Condition”);
Germany
(i)
insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition by the German Federal Ministry for Economic Affairs and Climate Action (Bundesministerium für Wirtschaft und Klimaschutz — “BMWK”), one of the following having occurred:

(i)
the BMWK issuing: (A) a clearance (Freigabe) pursuant to Section 58a para. 1 sentence 1 or sec. 61 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) (“AWV”) without conditions or on terms reasonably satisfactory to AAM, or (B) a certificate of non-objection (Unbedenklichkeitsbescheinigung) pursuant to Section 58 para. 1 sentence 1 AWV; or

(ii)
the BMWK having not issued a clearance, certificate of non-objection or initiated a formal investigation for the Combination within two months of receipt of an application for a clearance or a certificate of non-objection; or within any applicable extension period pursuant to Sec. 14a(1) No. 1 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz) (“AWG”); or

(iii)
the BMWK having not prohibited (untersagt) the Combination within the periods specified in Section 14a AWG; or

(iv)
the BMWK declaring in writing that the Combination can be closed without having obtained prior approval from the BMWK.

(the “Germany FDI Condition”);
EU Foreign Subsidies Regulation
(j)
insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition under Regulation (EU) 2022/2560 of the European Parliament and of the Council on foreign subsidies distorting the internal market (the “EU FSR”), or the Commission requests such notification under Article 21(5) of the EU FSR, any of the following having occurred:

(i)
the Commission declaring that the Combination does not fall within the scope of the EU FSR; or

(ii)
the Commission either declaring that there are insufficient indications to initiate an in-depth investigation and closing a preliminary review pursuant to Article 10(4) of the EU FSR or not initiating an in-depth investigation within the relevant period provided for in Article 24 of the EU FSR; or

(iii)
the Commission not adopting a decision specified in Article 25(3) of the EU FSR within the time period specified in Article 25(4) of the EU FSR, following an in-depth investigation; or

(iv)
following an in-depth investigation, the Commission either issuing a no objection decision pursuant to Article 11(4) (in conjunction with Article 25(3)(b)); or a decision on terms reasonably satisfactory to AAM pursuant to Article 11(3) (in conjunction with Article 25(3)(a) of the EU FSR).

(the “EU FSR Condition”);
4.
AAM Shareholder approval

(a)
the approval by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting of the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares; and

(b)
the approval by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the AAM Shareholder Meeting of the issuance of the New AAM Shares in connection with the Combination;

5.
Listing on the New York Stock Exchange, effectiveness of registration

(a)
confirmation having been received by AAM that the New AAM Shares to be issued in connection with the Combination have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange; and

(b)
in the event that the Combination is implemented by way of a Takeover Offer, or otherwise absent an available exemption from the registration requirements of the U.S. Securities Act, AAM’s registration statement having been declared effective by the SEC and no stop order having been issued or proceedings for suspension of the effectiveness of AAM’s registration statement having been initiated by the SEC and AAM having received all necessary U.S. state securities law or blue sky authorisations;

6.
General Third Party approvals

(a)
the waiver (or non-exercise within any applicable time limits) by any Relevant Authority or any other body or person whatsoever in any jurisdiction (each a “Third Party”) of any termination right, right of pre-emption, first refusal or similar right (which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination) arising as a result of or in connection with the Combination including, without limitation, its implementation and financing or the proposed direct or indirect Combination of any shares or other securities in, or control or management of, Dowlais by AAM or any member of the Wider AAM Group;
(b)
in addition to the competition law and regulatory approvals referred to in Condition 3 (Official authorisations and regulatory clearances) above, all necessary filings or applications having been made in connection with the Combination and all statutory or regulatory obligations in any jurisdiction having been complied with in connection with the Combination or the Combination by any member of the Wider AAM Group following consultation with Dowlais of any shares or other securities in, or control of, Dowlais and all authorisations, orders, grants, recognitions, determinations, confirmations, consents, licences, clearances, permissions, exemptions and approvals reasonably deemed necessary or appropriate by AAM or any member of the Wider AAM Group for or in respect of the Combination including without limitation, its implementation and financing or the proposed direct or indirect Combination of any shares or other securities in, or control of, Dowlais or any member of the Wider Dowlais Group by any member of the Wider AAM Group having been obtained in terms and in a form reasonably satisfactory to AAM from all appropriate Third Parties or persons with whom any member of the Wider Dowlais Group has entered into contractual arrangements and all such authorisations, orders, grants, recognitions, determinations, confirmations, consents, licences, clearances, permissions, exemptions and approvals deemed necessary or appropriate to carry on the business of any member of the Wider Dowlais Group which are material in the context of the AAM Group or the Dowlais Group as a whole or for or in respect of the Combination, including (without limitation) its implementation or financing remaining in full force and effect and all filings necessary for such purpose having been made and there being no notice or intimation of any intention to revoke or not to renew any of the same at the time at which the Combination becomes otherwise unconditional and all necessary statutory or regulatory obligations in any jurisdiction having been complied with; and

(c)
including in relation to the U.S. Antitrust Condition but other than in relation to the other approvals referred to in Condition 3 (Official authorisations and regulatory clearances) above, no Third Party (including for the avoidance of doubt the United States Federal Trade Commission or the Antitrust Division of the United States Department of Justice or any state Attorney General within the United States) having given notice of a decision to take, institute, implement or threaten any action, proceeding, suit, investigation, enquiry or reference (and, in each case, not having withdrawn the same), or having enacted, made or proposed any statute, regulation, decision or order, or change to published practice or having taken any other steps, and there not continuing to be outstanding any statute, regulation, decision, injunction or order, which in each case would reasonably be expected to:

(i)
require, prevent or materially delay the divestiture, or materially alter the terms envisaged for any proposed divestiture by any member of the Wider AAM Group or any member of the Wider Dowlais Group of all or any portion of their respective businesses, assets or property or impose any limitation on the ability of any of them to conduct their respective businesses (or any of them) or to own, control or manage any of their respective assets or properties or any part thereof which, in any such case, is material in the context of the Wider AAM Group or the Wider Dowlais Group in either case taken as a whole;

(ii)
require, prevent or materially delay, or alter the terms envisaged for, any proposed divestiture by any member of the Wider AAM Group of any shares or other securities in Dowlais;

(iii)
impose any material limitation on, or result in a material delay in, the ability of any member of the Wider AAM Group directly or indirectly to acquire or to hold or to exercise effectively all or any rights of ownership in respect of shares or loans or securities convertible into shares or any other securities (or the equivalent) in any member of the Wider Dowlais Group or the Wider AAM Group or to exercise voting or management control over any such member;

(iv)
save as Disclosed, materially adversely limit the ability of any member of the Wider AAM Group or of the Wider Dowlais Group to conduct, integrate or co-ordinate its business, or any part of it, with the businesses or any part of the businesses of any member of the Wider

AAM Group or of the Wider Dowlais Group in a manner which is materially adverse in the context of the Wider AAM Group or Wider Dowlais Group, in either case taken as a whole;
(v)
otherwise materially adversely affect the business, assets, profits or prospects of any member of the Wider AAM Group or of any member of the Wider Dowlais Group to an extent which is material in the context of the Wider AAM Group or the Wider Dowlais Group in either case taken as a whole or in the context of the Combination;

(vi)
make the Combination or its implementation by AAM or any member of the Wider AAM Group of any shares or other securities in, or control of, Dowlais void, illegal, and/or unenforceable under the laws of any jurisdiction, or otherwise, directly or indirectly, restrain, restrict, prohibit, materially delay or otherwise interfere with the same, or impose material additional conditions or obligations with respect thereto;

(vii)
require (save as envisaged by the Combination or sections 974 to 991 (inclusive) of the Companies Act) any member of the Wider AAM Group or the Wider Dowlais Group to offer to acquire any shares or other securities (or the equivalent) or interest in any member of the Wider Dowlais Group or the Wider AAM Group owned by any Third Party, in each case to an extent which is material in the context of the Wider AAM Group or the Wider Dowlais Group in either case taken as a whole or in the context of the Combination; or

(viii)
result in any member of the Wider Dowlais Group ceasing to be able to carry on business under any name under which it presently does so, to an extent which is material in the context of the Wider Dowlais Group taken as a whole, and all applicable waiting and other time periods (including any extensions thereof) during which any such Third Party could institute, implement or threaten any action, proceeding, suit, investigation, enquiry or reference or any other step under the laws of any jurisdiction in respect of the Combination or the Combination or proposed Combination of any Dowlais Shares having expired, lapsed or been terminated;
7.
Certain matters arising as a result of any arrangement, agreement etc.

save as Disclosed, there being no provision of any agreement, arrangement, licence, permit or other instrument to which any member of the Wider Dowlais Group is a party or by or to which any such member or any of its assets are or may be bound, entitled or subject, or any circumstance which, in each case as a consequence of the Combination of any shares or other securities (or equivalent) in Dowlais or because of a change in the control or management of Dowlais or otherwise, would reasonably be expected to result in any of the following to an extent which is material and adverse in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination:
(a)
any monies borrowed by or any other indebtedness or liabilities (actual or contingent) of, or grant available to any such member, being or becoming repayable or capable of being declared repayable immediately or earlier than their or its stated maturity date or repayment date or the ability of any such member to borrow monies or incur any indebtedness being withdrawn or inhibited or being capable of becoming or being withdrawn or inhibited;

(b)
any such agreement, arrangement, licence, permit or instrument or the rights, liabilities, obligations or interests of any such member thereunder being terminated or adversely modified or affected or any onerous obligation or liability arising or any adverse action being taken or arising thereunder;

(c)
any assets or interests of any such member being or failing to be disposed of or charged or ceasing to be available to any such member or any right arising under which any such asset or interest would reasonably be expected to be required to be disposed of or charged or could reasonably be expected to cease to be available to any such member otherwise than in the ordinary course of business;

(d)
save in the ordinary and usual course of business, the creation or enforcement of any mortgage, charge or other security interest over the whole or any part of the business, property, assets or interest of any such member or any such mortgage, charge or other security interest (whenever arising or having arisen) becoming enforceable;

(e)
the rights, liabilities, obligations or interests of any such member in, or the business of any such member with, any person, firm, company or body (or any arrangement or arrangements relating to any such interest or business) being terminated, adversely modified or affected;

(f)
the value of any such member or its financial or trading position or prospects being prejudiced or adversely affected;

(g)
any such member ceasing to be able to carry on business under any name under which it presently does so;

(h)
the creation or acceleration of any liability, actual or contingent, by any such member (including any material tax liability or any obligation to obtain or acquire any material authorisation, order, grant, recognition, determination, confirmation, consent, licence, clearance, permission, exemption, approval, notice, waiver, concession, agreement or exemption from any Third Party or any person) other than trade creditors or other liabilities incurred in the ordinary course of business or in connection with the Combination; or

(i)
any requirement on any such member to acquire, subscribe, pay up or repay any shares or other securities (or the equivalent),

and no event having occurred which, under any provision of any agreement, arrangement, licence, permit or other instrument to which any member of the Wider Dowlais Group is a party or by or to which any such member or any of its assets may be bound, entitled or subject, would reasonably be expected to result in any of the events or circumstances as are referred to in paragraphs (a) to (i) of this Condition 7, in each case to an extent which is material and adverse in the context of the Wider Dowlais Group taken as a whole;
8.
Certain events occurring since Last Accounts Date

save as Disclosed, no member of the Wider Dowlais Group having, since the Last Accounts Date:
(a)
save as between Dowlais and wholly owned subsidiaries of Dowlais or for Dowlais Shares issued under or pursuant to the exercise of options and vesting of awards granted under the Dowlais Share Plans in the ordinary course, issued or agreed to issue, authorised or proposed the issue of additional shares of any class;

(b)
save as between Dowlais and wholly owned subsidiaries of Dowlais for the grant of options and awards and other rights under the Scheme Shares in the ordinary course, issued, or agreed to issue, authorised or proposed the issue of securities convertible into shares of any class or rights, warrants or options to subscribe for, or acquire, any such shares or convertible securities;

(c)
other than to another member of the Wider Dowlais Group, sold (or agreed to transfer or sell) any shares held in treasury;

(d)
other than to another member of the Dowlais Group, prior to the Effective Date, recommended, declared, paid or made or proposed to recommend, declare, pay or make any bonus issue, dividend or other distribution whether payable in cash or otherwise, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme;

(e)
save for intra-Dowlais Group transactions, authorised, implemented or announced any merger or demerger with any body corporate or acquired or disposed of or transferred, mortgaged or charged or created any security interest over any assets or any right, title or interest in any asset (including shares and trade investments) or authorised or proposed or announced any intention to propose any merger, demerger, acquisition or disposal, transfer, mortgage, charge or security interest, in each case, other than in the ordinary course of business and, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(f)
save for intra-Dowlais Group transactions, made or authorised or proposed or announced an intention to propose any material change in its loan capital, to the extent which is material in the context of the Wider Dowlais Group taken as a whole;

(g)
issued, authorised or proposed the issue of, or made any change in or to, any debentures or (save for intra-Dowlais Group transactions or save in the ordinary course of business), incurred or increased any indebtedness or become subject to any liability (actual or contingent) to an extent which, in each case, is material in the context of the Wider Dowlais Group taken as a whole;

(h)
other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, purchased, redeemed or repaid or announced any proposal to purchase, redeem or repay any of its own shares or other securities or reduced or, save in respect of the matters mentioned in paragraph (a) or (b) of this Condition 8 above, made any other change to any part of its share capital, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(i)
other than pursuant to the Combination and except for intra-Dowlais Group transactions, implemented, or authorised, proposed or announced its intention to implement, any reconstruction, merger, demerger, amalgamation, scheme, commitment or other transaction or arrangement otherwise than in the ordinary course of business, in each case to an extent which is material in the context of the Wider Dowlais Group taken as a whole;

(j)
been unable or deemed unable, or admitted in writing that it is unable, to pay its debts as they fall due or having stopped or suspended (or threatened to stop or suspend) payment of its debts generally or ceased or threatened to cease carrying on all or a substantial part of its business;

(k)
(other than in respect of a member which is dormant and was solvent at the relevant time) taken any corporate action or steps or had any legal proceedings started or threatened against it in relation to the suspension of payments, a moratorium of any indebtedness, its winding-up (voluntary or otherwise), dissolution or reorganisation or for the appointment of a receiver, administrative receiver, administrator, manager, trustee or similar officer of all or any of its assets or revenues or any analogous proceedings in any jurisdiction or appointed any analogous person in any jurisdiction or had any such person appointed, to the extent which is material in the context of the Wider Dowlais Group taken as a whole;

(l)
commenced negotiations with any of its creditors or taken any step with a view to rescheduling or restructuring any of its indebtedness or entered into a composition, compromise, assignment or arrangement with any of its creditors whether by way of a voluntary arrangement, scheme of arrangement, deed of compromise or otherwise, to the extent to which is material in the context of the Wider Dowlais Group taken as a whole;

(m)
waived, settled or compromised any claim (otherwise than in the ordinary course of business), which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(n)
entered into, varied or authorised any material agreement, transaction, arrangement or commitment (whether in respect of capital expenditure or otherwise) which:

(i)
is of a long-term, onerous or unusual nature or magnitude or which is reasonably likely to involve an obligation of such nature or magnitude (save in the ordinary course of business); or

(ii)
is likely to materially restrict the business of any member of the Wider Dowlais Group other than of a nature and to an extent which is normal in the context of the business concerned,

and, in either case, which is or would reasonably be expected to be material and adverse in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;
(o)
entered into any contract, commitment, arrangement or agreement otherwise than in the ordinary course of business or passed any resolution or made any offer (which remains open for acceptance)

with respect to or announced any intention to, or proposed to, effect any of the transactions, matters or events referred to in this Condition 8;
(p)
made any material alteration to its constitutional documents;

(q)
except in relation to changes made or agreed as a result of, or arising from, law or changes to law, made or agreed or consented to any change to:

(i)
the terms of the trust deeds constituting the pension scheme(s) established by any member of the Wider Dowlais Group for its directors or employees or their dependents;

(ii)
the contributions payable to any such scheme(s) or to the benefits which accrue or to the pensions which are payable thereunder;

(iii)
the basis on which qualification for, or accrual or entitlement to, such benefits or pensions are calculated or determined; or

(iv)
the basis upon which the liabilities (including pensions) of such pension schemes are funded, valued or made,

in each case, which has an effect that is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;
(r)
proposed, agreed to provide or modified the terms of any of the Dowlais Share Plans or other benefit constituting a material change relating to the employment or termination of employment of a material category of persons employed by the Wider Dowlais Group or which constitutes a material change to the terms or conditions of employment of any senior employee of the Wider Dowlais Group, save as agreed by the Panel (if required) and by AAM;

(s)
other than with the consent of AAM, taken (or agreed or proposed to take) any action which requires, or would require, the consent of the Panel or the approval of Dowlais Shareholders in a general meeting in accordance with, or as contemplated by, Rule 21.1 of the Code; or

(t)
save to the extent arising as a result of any change in applicable law, entered into or varied in a material way the terms of, any contract, agreement or arrangement with any of the directors or senior executives of any member of the Wider Dowlais Group (save for salary increases, bonuses or variations of terms in the ordinary course), other than as agreed by AAM and (if required) by the Panel;

9.
No adverse change, litigation or regulatory enquiry

save as Disclosed, since the Last Accounts Date:
(a)
no adverse change or deterioration having occurred in the business, assets, financial or trading position or profits or prospects or operational performance of any member of the Wider Dowlais Group which, in any such case, is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination and no circumstances have arisen which would or would reasonably be expected to result in such adverse change or deterioration;

(b)
no litigation, arbitration proceedings, prosecution or other legal proceedings to which any member of the Wider Dowlais Group is or may become a party (whether as a plaintiff, defendant or otherwise) and no enquiry, review or investigation by, or complaint or reference to, any Third Party or other investigative body against or in respect of any member of the Wider Dowlais Group having been instituted, announced, implemented or threatened by or against or remaining outstanding in respect of any member of the Wider Dowlais Group which in any such case which has had or would reasonably be expected to have a material adverse effect on the Wider Dowlais Group taken as a whole or in the context of the Combination;

(c)
no contingent or other liability of any member of the Wider Dowlais Group having arisen or become apparent to AAM or increased which has had or would reasonably be expected to have a material adverse effect on the Wider Dowlais Group, taken as a whole or in the context of the Combination;

(d)
no enquiry or investigation by, or complaint or reference to, any Third Party having been threatened, announced, implemented, instituted by or remaining outstanding against or in respect of any member by or the Wider Dowlais Group which in any case is material in the context of the Wider Dowlais Group taken as a whole;

(e)
no member of the Wider Dowlais Group having conducted its business in breach of any applicable laws and regulations which in any case is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; and

(f)
no steps having been taken which are likely to result in the withdrawal, cancellation, termination or materially adverse modification of any licence or permit held by any member of the Wider Dowlais Group which is necessary for the proper carrying on of its business and the withdrawal, cancellation, termination or materially adverse modification of which has had, or would reasonably be expected to have, an adverse effect which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

10.
No discovery of certain matters

(a)   save as Disclosed, AAM not having discovered:
(i)
that any financial, business or other information concerning the Wider Dowlais Group as contained in the information publicly disclosed at any time by or on behalf of any member of the Wider Dowlais Group is materially misleading, contains a material misrepresentation of fact or omits to state a fact necessary to make that information not materially misleading and which was not subsequently corrected before the date of this Announcement by disclosure either publicly or otherwise to AAM or its professional advisers, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; or

(ii)
that any member of the Wider Dowlais Group or partnership, company or other entity in which any member of the Wider Dowlais Group has a significant economic interest and which is not a subsidiary undertaking of Dowlais, is subject to any liability (actual or contingent) which is not disclosed in the annual report and accounts of Dowlais for the Last Accounts Date, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(b)
save as Disclosed, AAM not having discovered that:

(i)
any past or present member of the Wider Dowlais Group has failed to comply with any and/or all applicable legislation or regulation, of any jurisdiction with regard to the use, treatment, handling, storage, carriage, disposal, spillage, release, discharge, leak or emission of any waste or hazardous substance or any substance likely to impair the environment or harm human health or animal health or otherwise relating to environmental matters or the health and safety of humans, or that there has otherwise been any such use, treatment, handling, storage, carriage, disposal, spillage, release, discharge, leak or emission (whether or not the same constituted a non-compliance by any person with any such legislation or regulations, and wherever the same may have taken place) any of which storage, carriage, disposal, spillage, release, discharge, leak or emission would be likely to give rise to any material liability (actual or contingent) or cost on the part of any member of the Wider Dowlais Group and which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(ii)
there is, or is likely to be, for any reason whatsoever, any liability (actual or contingent) of any past or present member of the Wider Dowlais Group to make good, remediate, repair, reinstate or clean up any property or any controlled waters now or previously owned, occupied, operated or made use of or controlled by any such past or present member of the Wider Dowlais Group (or on its behalf) or by any person for which a member of the Wider Dowlais Group is or has been responsible, or in which any such member may have or previously have had or be deemed to have had an interest, under any environmental legislation, regulation, notice, circular or order of any Third Party and which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;
(iii)
circumstances exist (whether as a result of the making of the Combination or otherwise) which would be reasonably likely to lead to any Third Party instituting, or whereby any member of the Wider AAM Group or any present or past member of the Wider Dowlais Group would be likely to be required to institute, an environmental audit or take any other steps which would in any such case be reasonably likely to result in any liability (whether actual or contingent) to improve, modify existing or install new plant, machinery or equipment or carry out changes in the processes currently carried out or make good, remediate, repair, re-instate or clean up any land or other asset currently or previously owned, occupied or made use of by any past or present member of the Wider Dowlais Group (or on its behalf) or by any person for which a member of the Wider Dowlais Group is or has been responsible, or in which any such member may have or previously have had or be deemed to have had an interest which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; or

(iv)
circumstances exist whereby a person or class of persons would be likely to have any claim or claims in respect of any product or process of manufacture or materials used therein currently or previously manufactured, sold or carried out by any past or present member of the Wider Dowlais Group which claim or claims would be likely, materially and adversely, to affect any member of the Wider Dowlais Group and which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; and

11.
Anti-corruption, economic sanctions, criminal property and money laundering save as Disclosed and save as is not material in each case in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination, AAM not having discovered that:
(a)
(i) any past or present member, director, officer or employee of the Wider Dowlais Group is or has at any time engaged in any activity, practice or conduct which would constitute an offence under the Bribery Act 2010, the U.S. Foreign Corrupt Practices Act of 1977 or any other applicable anti-corruption or anti-bribery law, rule or regulation or any other applicable law, rule or regulation concerning improper payments or kickbacks; or (ii) any person that performs or has performed services for or on behalf of the Wider Dowlais Group is or has at any time engaged in any activity, practice or conduct in connection with the performance of such services which would constitute an offence under the Bribery Act 2010, the U.S. Foreign Corrupt Practices Act of 1977 or any other applicable anti-corruption or anti-bribery law, rule or regulation or any other applicable law, rule or regulation concerning improper payments or kickbacks;

(b)
any asset of any member of the Wider Dowlais Group constitutes criminal property as defined by section 340(3) of the Proceeds of Crime Act 2002 (but disregarding paragraph (b) of that definition) or proceeds of crime under any other applicable law, rule or regulation concerning money laundering or proceeds of crime or any member of the Wider Dowlais Group is found to have engaged in activities constituting money laundering under any applicable law, rule or regulation concerning money laundering;

(c)
any past or present member, director, officer or employee of the Dowlais Group, or any other person for whom any such person may be liable or responsible, is or has engaged in any conduct which would violate applicable economic sanctions or dealt with, made any investments in, made any funds or assets available to or received any funds or assets from:

(i)
any government, entity or individual in respect of which U.S., UK or European Union persons, or persons operating in those territories, are prohibited from engaging in activities or doing business, or from receiving or making available funds or economic resources, by U.S., UK or European Union laws or regulations, including the economic sanctions administered by the United States Office of Foreign Assets Control, or HMRC; or

(ii)
any government, entity or individual targeted by any of the economic sanctions of the United Nations, the U.S., the UK or the European Union or any of its member states, except as may have been licensed by the relevant authority;

(d)
any past or present member, director, officer or employee of the Wider Dowlais Group, or any other person for whom any such person may be liable or responsible:

(i)
has engaged in conduct which would violate any relevant anti-terrorism laws, rules, or regulations, including but not limited to the U.S. Anti-Terrorism Act;

(ii)
has engaged in conduct which would violate any relevant anti-boycott law, rule or regulation or any applicable export controls, including but not limited to the Export Administration Regulations administered and enforced by the U.S. Department of Commerce or the International Traffic in Arms Regulations administered and enforced by the U.S. Department of State;

(iii)
has engaged in conduct which would violate any relevant laws, rules, or regulations concerning human rights, including but not limited to any law, rule or regulation concerning false imprisonment, torture or other cruel and unusual punishment, or child labour; or

(iv)
is debarred or otherwise rendered ineligible to bid for or to perform contracts for or with any Relevant Authority or found to have violated any applicable law, rule or regulation concerning government contracting or public procurement; or

(e)
any member of the Wider Dowlais Group is or has been engaged in any transaction which would cause AAM to be in breach of any law or regulation upon its Combination of Dowlais, including but not limited to the economic sanctions of the United States Office of Foreign Assets Control, or HMRC or any other Relevant Authority.

PART 2
Waiver and invocation of the Conditions
1.
Subject to the requirements of the Panel in accordance with the Code, AAM reserves the right in its sole discretion to waive, in whole or in part, all or any of the Conditions in Part 1 of this Appendix 1, except for Conditions 1 (Long Stop Date), 2(a)(i), 2(b)(i) and 2(c)(i) (Scheme approval), 4 (AAM Shareholder approval), 5(a) and 5(b) (Listing on the New York Stock Exchange, effectiveness of registration), which cannot be waived. The deadlines in any of Conditions 2(a)(ii), 2(b)(ii) and 2(c)(ii) (Scheme approval) may be extended to such later date as AAM may determine (with the Panel’s consent and approval of the Court, if such consent and/or approval is required). If any of Conditions 1 (Long Stop Date), 2(a)(ii), 2(b)(ii) and 2(c)(ii) (Scheme approval) is not satisfied by the relevant deadline specified in the relevant Condition, AAM shall make an announcement by 8.00 a.m. (London time) on the business day (as defined in the Code) following such deadline confirming whether, subject to paragraph 3 below, it has invoked the relevant Condition, waived the relevant deadline or extended the relevant deadline.

2.
Conditions 2(a)(i), 2(b)(i) (Scheme approval) and 3 (Official authorisations and regulatory clearances) to 11 (Anti-corruption, economic sanctions, criminal property and money laundering) (inclusive) must be fulfilled, determined by AAM to remain fulfilled or (if capable of waiver) waived, by no later than 11.59 p.m. (London time) on the day before the Sanction Hearing. AAM shall be under no obligation to waive (if capable of waiver), to determine to be or remain satisfied or to treat as satisfied any of Conditions 2(a)(i), 2(b)(i) (Scheme approval) or 3 (Official authorisations and regulatory clearances) to 11 (Anti-corruption, economic sanctions, criminal property and money laundering) (inclusive) by a date or time earlier than the latest date and time specified above for the fulfilment of the relevant Condition notwithstanding that the other Conditions may at such earlier date have been waived or fulfilled and that there are at such earlier date no circumstances indicating that any of such Conditions may not be capable of fulfilment.

3.
Subject to paragraph 4 below, under Rule 13.5(a) of the Code, AAM may only invoke a Condition so as to cause the Combination not to proceed, to lapse or to be withdrawn with the consent of the Panel. The Panel will normally only give its consent if the circumstances which give rise to the right to invoke the Condition are of material significance to AAM in the context of the Combination. This will be judged by reference to the facts of each case at the time that the relevant circumstances arise.

4.
Each of Conditions 1 (Long Stop Date), 2 (Scheme approval), 4 (AAM Shareholder approval) and 5 (Listing on the New York Stock Exchange, effectiveness of registration) (and any Takeover Offer acceptance condition adopted on the basis specified in Part 3 of this Appendix 1) will not be subject to Rule 13.5(a) of the Code.

5.
Any Condition that is subject to Rule 13.5(a) of the Code may be waived by AAM.

6.
The Combination will not become Effective unless the Conditions have been fulfilled or (to the extent capable of waiver and permitted) waived or, where appropriate, have been determined by AAM to be or remain satisfied by no later than the Long Stop Date.

7.
Each of the Conditions shall be regarded as a separate Condition and shall not be limited by reference to any other Condition.

PART 3
IMPLEMENTATION BY WAY OF TAKEOVER OFFER
Subject to the terms of the Co-operation Agreement and obtaining the consent of the Panel, AAM reserves the right to elect to implement the Combination by way of a Takeover Offer as an alternative to the Scheme. In such event, such Takeover Offer will be implemented on the same terms and conditions, so far as applicable, as those which would apply to the Scheme subject to appropriate amendments to reflect the change in method of effecting the Combination, including (without limitation) the inclusion of an acceptance condition set at 90 per cent. of Dowlais Shares to which the Takeover Offer relates, (or such lesser percentage as may be determined after consultation with the Panel (if necessary)), being in any case more than 50 per cent. of the voting rights normally exercisable at a general meeting of Dowlais, including, for this purpose, any such voting rights attaching to Dowlais Shares that are issued before the Takeover Offer becomes or is declared unconditional (whether pursuant to the exercise of any outstanding subscription or conversion rights or otherwise).
PART 4
CERTAIN FURTHER TERMS OF THE COMBINATION
1.
The availability of the Combination to persons not resident in the UK may be affected by the laws of the relevant jurisdiction. Persons who are not resident in the UK should inform themselves about, and observe, any applicable requirements. Dowlais Shareholders who are in any doubt about such matters should consult an appropriate independent professional adviser in the relevant jurisdiction without delay and observe any applicable requirements. Further details in relation to Overseas Shareholders will be contained in the Scheme Document.

2.
Dowlais Shares will be acquired by AAM fully paid and free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the date of this Announcement or thereafter attaching or accruing thereto, including (without limitation) the right to receive and retain, in full, all dividends and other distributions (if any) declared, made or paid or any other return of capital (whether by way of reduction of share capital, repurchase or redemption or otherwise) made on or after the date of this Announcement in respect of Dowlais Shares, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme.

3.
Fractions of New AAM Shares will not be allotted to Dowlais Shareholders. Instead, all fractional shares which a holder of Dowlais Shares would otherwise be entitled to receive will be aggregated and calculations will be rounded down, and such holder shall receive, in lieu of such fractional entitlements, cash in an amount (rounded down to the nearest penny) equal to such fractional amount multiplied by the last reported sale price of AAM Shares on the New York Stock Exchange (as reported in Bloomberg or, if not reported therein, in another authoritative source selected by AAM) on the last Business Day prior to the Effective Date.
4.
If any dividend, other distribution or return of capital, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, is announced, declared, made, payable or paid in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, AAM reserves the right to reduce the cash element of the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend, other distribution or return of capital, in which case any reference in this Announcement to the consideration payable under the terms of the Combination will be deemed to be a reference to the consideration as so reduced. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. Any exercise by AAM of its rights referred to in this paragraph 4 shall be the subject of an announcement and, for the avoidance of doubt, shall not be regarded as constituting any revision or variation of the Combination.

5.
This Announcement and any rights or liabilities arising hereunder, the Combination, the Scheme and the Forms of Proxy will be governed by the laws of England and Wales and be subject to the jurisdiction of the courts of England and Wales. The Combination will also be subject to the Conditions and further terms set out in this Announcement and to be set out in the Scheme Document and such further terms as may be required to comply with the UK Listing Rules and the provisions of the Code. The Combination and the Scheme will comply with the applicable requirements of the FCA, the London Stock Exchange and the Court, as well as with the Panel and the Code. This Announcement does not constitute, or form part of, an offer or invitation to purchase Dowlais Shares or any other securities.

6.
If AAM is required by the Panel to make an offer for Dowlais Shares under a mandatory offer for Dowlais under Rule 9 of the Code, AAM may make such alterations to the above Conditions as are necessary to comply with Rule 9 of the Code.

7.
The New AAM Shares will be validly issued, fully paid and non-assessable. The New AAM Shares will be issued free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever.

8.
The consideration payable for the Combination (including, for the avoidance of doubt, the New AAM Shares and any cash) will be paid or delivered subject to any deduction or withholding on account of tax that is required by applicable law in any relevant jurisdiction.

APPENDIX 2
SOURCES AND BASES OF INFORMATION
Unless otherwise stated in this Announcement:
1.
As at close of business on 28 January 2025 (being the last Business Day before the date of this Announcement) Dowlais had 1,344,524,115 ordinary shares in issue.

2.
Dowlais does not hold any shares in treasury.

3.
Except for the purpose of paragraph 21 and the undertaking therein, any reference to the entire issued and to be issued ordinary share capital of Dowlais is based on:

(a)
1,344,524,115 Dowlais Shares referred to in paragraph 1 above (which includes 5,523,071 Dowlais Shares held by the employee benefit trust operated by Dowlais that can be used to satisfy the vesting of awards under the Dowlais Share Plans as at close of business on 28 January 2025 (being the last Business Day before the date of this Announcement)); and

(b)
19,021,961 Dowlais Shares which may be issued on or after the date of this Announcement on the vesting of awards under the Dowlais Share Plans.

4.
The implied enterprise value multiple for Dowlais of approximately 4.1 times adjusted EBITDA for the twelve-month period ending 31 December 2023 is calculated by reference to:

(a)
the implied value (excluding the FY2024 Final Dividend) of 82.4 pence per Dowlais Share multiplied by the issued and to be issued ordinary share capital of Dowlais referenced in paragraph 3 above; plus

(b)
the following balance sheet items taken as of 30 June 2024: net financial debt excluding lease liabilities of £915 million, lease liabilities of £142 million, non-controlling interests of £34 million, tax-adjusted pension liabilities of £338 million; together divided by;

(c)
Dowlais’ adjusted EBITDA of £618 million for the 12-month period ending 31 December 2023.

5.
The volume-weighted average prices of a Dowlais Share are derived from data provided by Bloomberg.

6.
Pro-forma revenue and adjusted EBITDA margin have been compiled on a statutory basis and without adjustments for differences between US GAAP and IFRS.

7.
Unless otherwise stated, all prices for Dowlais Shares have been derived from data provided by Bloomberg and represent Closing Prices on the relevant date(s).

8.
Unless otherwise stated:

(a)
the balance sheet information relating to Dowlais is extracted from the first half 2024 results of Dowlais as at 30 June 2024; and

(b)
the income statement financial information relating to Dowlais is extracted from the Annual Report and Financial Statements of Dowlais for the year ended 31 December 2023.

9.
Certain figures included in this Announcement have been subject to rounding adjustments.

APPENDIX 3
DETAILS OF IRREVOCABLE UNDERTAKINGS
1.
Dowlais Directors

The following Dowlais Directors have given irrevocable undertakings in respect of their own beneficial holdings of Dowlais Shares (or those Dowlais Shares over which they have control) to vote (or procure a vote) in favour of the resolutions relating to the Combination at the Dowlais Meetings or, in the event that the Transaction is implemented by way of a Takeover Offer, to accept (or procure the acceptance of) such Takeover Offer:
Name	Total Number of Dowlais Shares	Percentage of issued ordinary share capital (%)
Liam Butterworth	2,331,984	0.173%
Roberto Fioroni	1,153,116	0.086%
Simon Mackenzie Smith	163,392	0.012%
Celia Baxter	119,421	0.009%
Philip Harrison	60,119	0.004%
Shali Vasudeva	24,215	0.002%
Fiona MacAulay	12,182	0.001%
The obligations of the Dowlais Directors under the irrevocable undertakings given by them shall lapse and cease to have effect on and from the earlier of the following occurrences:
(a)
AAM publicly announces, with the consent of the Panel, that it does not intend to proceed with the Combination;

(b)
the Combination lapses, is withdrawn or otherwise terminates in accordance with its terms;

(c)
the Scheme has not become Effective before 11.59 p.m. on the Long Stop Date; or

(d)
if any competing offer for Dowlais is declared wholly unconditional or becomes effective.

These irrevocable undertakings remain binding in the event a competing offer is made for Dowlais. These irrevocable undertakings also extend to any shares acquired by the Dowlais Directors as a result of the vesting of awards under the Dowlais Share Plans.

APPENDIX 4
AAM FY24 PROFIT ESTIMATE
1.
AAM FY24 Profit Estimate

For full year 2024:
•
AAM is estimating sales in the range of $6.10 – $6.15 billion.

•
AAM is estimating Adjusted EBITDA in the range of $740 – $750 million.

•
AAM is estimating Adjusted free cash flow in the range of $220 – $230 million.

Supplementary data for GAAP reconciliation:
Adjusted EBITDA
•
AAM is estimating net income in the range of $30 – $35 million.

•
AAM is estimating interest expense in the range of $185 – $185 million.

•
AAM is estimating income tax expense in the range of $25 – $30 million.

•
AAM is estimating depreciation and amortization in the range of $470 – $470 million.

•
AAM is estimating full year 2024 EBITDA in the range of $710 – $720 million.

•
AAM is estimating restructuring, acquisition, and other related costs (principally impairment charge) in the range of $30 – $30 million.

•
AAM is estimating full year 2024 Adjusted EBITDA in the range of $740 – $750 million.

Adjusted Free Cash Flow
•
AAM is estimating net cash provided by operating activities in the range of $440 – $450 million.

•
AAM is estimating capital expenditures net of proceeds from the sale of property, plant and equipment and from government grants in the range of ($240) – ($240) million.

•
AAM is estimating full year 2024 free cash flow in the range of $200 – $210 million.

•
AAM is estimating cash payments for restructuring and acquisition-related costs in the range of $20 – $20 million.

•
AAM is estimating full year 2024 Adjusted free cash flow in the range of $220 – $230 million.

2.
Application of Rule 28 to AAM FY24 Profit Estimate

The statements above in relation to Adjusted EBITDA and Adjusted free cash flow constitute profit estimates for the purposes of the Code.
The Panel has granted AAM a dispensation from the requirement to include reports from reporting accountants and AAM’s financial advisers in relation to the FY24 Profit Estimate on the basis that: (i) the estimate is presented in a manner which is consistent with AAM’s ordinary course quarterly guidance; (ii) Dowlais has agreed to the dispensation; and (iii) the directors of AAM have provided the confirmations stated below.
3.
AAM Directors’ confirmation

The AAM Directors confirm that, as at the date of this Announcement, the AAM FY24 Profit Estimate is valid as at the date of this announcement and has been properly compiled on the basis of the assumptions stated below and that that the basis of accounting used is consistent with AAM’s accounting policies.

4.
Basis of preparation

The AAM 2024 Profit Estimate is based on AAM’s unaudited management accounts for the year ended 31 December 2024. The basis of accounting used for the AAM 2024 Profit Estimate is consistent with the AAM’s existing accounting policies, which: (i) are in accordance with U.S. GAAP; (ii) were applied in the preparation of the AAM’s financial statements for the year ending 31 December 2023; and (iii) are expected to be applied in the preparation of the AAM financial statements for the period up to 31 December 2025.
The AAM 2024 Profit Estimate has been prepared on the basis referred to above and subject to the principal assumptions set out below. The AAM 2024 Profit Estimate is inherently uncertain and there can be no guarantee that any of the factors referred to under “Principal Assumptions” below will not occur and/or, if they do, their effect on AAM’s results of operations, financial condition, or financial performance, may be material. The AAM 2024 Profit Estimate should therefore be read in this context and construed accordingly.
5.
Principal assumptions

(a)
Factors outside the influence or control of the AAM Directors:

(i)
there will be no material change to macroeconomic, political, inflationary, regulatory or legal conditions in the markets or regions in which AAM operates;

(ii)
there will be no material change in current US interest rates, economic growth (GDP), inflation expectations or foreign exchange rates compared with AAM’s estimates;

(iii)
there will be no material change in accounting standards;

(iv)
there will be no material change in market conditions in relation to customer demand or the competitive environment;

(v)
there will be no material litigation or regulatory investigations, or material unexpected developments in any existing litigation or regulatory investigation, in relation to any of AAM’s operations, products or services; and

(vi)
there will be no business disruptions that materially affect AAM, its customers, operations, supply chain or labour supply, including natural disasters, acts of terrorism, cyber-attack and/or technological issues.

(b)
Factors within the influence or control of the AAM Directors:

(i)
there will be no material acquisitions, disposals, distribution partnerships, joint ventures or other commercial agreements, other than those already assumed within the forecast;

(ii)
there will be no material change in the existing operational strategy of AAM;

(iii)
there will be no material changes in AAM’s accounting policies and/or the application thereof;

(iv)
there are no material strategic investments or capital expenditure in addition to those already planned; and

(v)
there will be no material change in the management or control of AAM.

APPENDIX 5
DOWLAIS FY24 PROFIT ESTIMATE
1.
Dowlais FY24 Profit Estimate

On 13 August 2024, Dowlais announced its half year results for the financial year ended 31 December 2024. Included within these results was the following statement: “Consequently, we expect a mid to high single-digit adjusted revenue decline for 2024 and an adjusted operating margin between 6.0% and 7.0% at constant currency, given the benefits of commercial recoveries, restructuring savings and performance initiatives” (the “Dowlais FY24 Profit Estimate”). The Dowlais FY24 Profit Estimate was reconfirmed in the trading update released by Dowlais in November 2024.
The Dowlais FY24 Profit Estimate constitutes a profit estimate for the purposes of Rule 28.1(c) of the Code.
2.
Dowlais Directors’ confirmation

The Dowlais Directors confirm that, as at the date of this Announcement, the Dowlais FY24 Profit Estimate remains valid and that it has been properly compiled on the basis of the assumptions stated and that the basis of accounting used is consistent with the accounting policies of the Dowlais Group, which are in accordance with UK-endorsed International Financial Reporting Standards (“IFRS”).
Set out below is the basis of preparation of the Dowlais FY24 Profit Estimate and the principal assumptions on which it is based.
3.
Basis of preparation and principal assumptions

The Dowlais FY24 Profit Estimate is based on the unaudited condensed interim financial statements of Dowlais for the six months ended 30 June 2024. The basis of accounting used is consistent with the accounting policies of Dowlais, which are in accordance with IFRS and are those that Dowlais expects to apply in preparing its Annual Report and Financial Statements for the financial year ended 31 December 2024. Given that the period to which the Dowlais FY24 Profit Estimate relates has been completed, there are no other principal assumptions underpinning the Dowlais FY24 Profit Estimate.

APPENDIX 6
STATEMENT ON QUANTIFIED FINANCIAL BENEFITS
PART 1
QUANTIFIED FINANCIAL BENEFITS STATEMENT
This Announcement contains statements of estimated cost synergies arising from the Combination (together, the “Quantified Financial Benefits Statement”).
A copy of the Quantified Financial Benefits Statement is set out below:
The AAM Directors, having reviewed and analysed the potential cost synergies of the Combination, and considering the factors they can influence, are highly confident in the Combined Group’s ability to realise approximately $300 million of annual run rate cost synergies, expected to be substantially achieved by the end of the third year following Completion.
The quantified cost synergies, expected to originate from the cost bases of AAM and Dowlais, are anticipated to be realised primarily from:
•
SG&A — approximately 30 per cent. across the following sources:

•
Eliminating duplicate public company costs and other costs;

•
Optimisation of the combined workforce;

•
Streamlining of engineering, research, and development expenses; and

•
Elimination of duplicate business and technical offices.

•
Purchasing — approximately 50 per cent. across the following sources:

•
Leveraging enhanced economies of scale and spend across direct and indirect material suppliers;

•
Utilising vertical integration capabilities to deliver insourcing initiatives; and

•
Achieving global freight and logistical savings through increased scale, utilisation and benefits from third-party logistics suppliers.

•
Operations — approximately 20 per cent. across the following sources:

•
Increasing operating efficiencies through the implementation of a best-of-best operating system; and

•
Optimising the combined global manufacturing footprint.

The AAM Directors expect that approximately 60 per cent. of the annual run rate cost synergies will be realised by the end of the second year following Completion, and the full run rate cost savings are expected to be substantially achieved by the end of the third year following Completion.
The AAM Directors expect that the one-off costs required to deliver on the synergy plan are approximately equal to one year of full run rate savings.
In addition, the AAM Directors expect an increase in operating working capital of approximately $13 million required to deliver identified run rate freight and logistics synergies.
The synergy savings stated are net of anticipated dis-synergies (expected to be approximately $22 million).
The expected synergies will accrue as a direct result of the Combination and would not be achieved on a standalone basis.
These statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to herein may not be achieved, may be achieved later or sooner than estimated, or those actually achieved could be materially different from those estimated. For the purposes of Rule 28 of the Code, the statements of estimated cost savings and synergies contained in this Announcement are solely the responsibility of AAM and the AAM Directors. Any statement of intention, belief or expectation for the Combined Group following the Effective Date is also an intention, belief or expectation of the AAM Directors and not of the Dowlais Directors.
These statements are not intended as a profit forecast or profit estimate for any period and should not be interpreted as such. No part of these statements, or this Announcement generally, should be construed or interpreted to mean that the Combined Group’s earnings in the first year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM and/or Dowlais for the relevant preceding financial period or any other period.
Appendix 6 to this Announcement includes a copy of these statements of anticipated cost savings and synergies arising out of the Combination and provides underlying information and bases of belief and calculation.
Appendix 6 to this Announcement also includes reports from AAM’s reporting accountant, Deloitte, and its financial adviser, J.P. Morgan Cazenove, in connection with the anticipated Quantified Financial Benefits Statement, as required pursuant to Rule 28.1(a) of the Code, and provides underlying information and bases for the reporting accountant’s and financial adviser’s respective reports. J.P. Morgan Cazenove, as financial adviser to AAM, has provided such a report for the purposes of the Code stating that, in their opinion and subject to the terms of the report, the Quantified Financial Benefits Statement, for which the AAM Directors are responsible, has been prepared with due care and consideration. Each of Deloitte and J.P. Morgan Cazenove has given and not withdrawn its consent to the publication of its report in this Announcement in the form and context in which it is included.
The AAM Board believes that the Combined Group should be able to achieve the synergies set out in the Quantified Financial Benefits Statement.
Further information on the bases of belief supporting the Quantified Financial Benefits Statement, including the principal assumptions and sources of information, is set out below.
Basis of calculation of the Quantified Financial Benefits Statement
In preparing the Quantified Financial Benefits Statement, AAM has relied on a combination of publicly available information and information obtained through due diligence. In such circumstances, AAM management has made estimates and assumptions to aid its development of individual synergy initiatives. The assessment and quantification of the potential synergies have, in turn, been informed by AAM management’s industry experience and knowledge of the existing businesses, together with consultation with Dowlais management.
The cost bases used as the basis for the Quantified Financial Benefits Statement are a blend of AAM’s FY24 forecast financial results and Dowlais’ FY24 forecast financial results, supported where relevant by certain information from AAM’s and Dowlais’ budgeted FY25 cost bases.
An exchange rate of £ to $1.30 has been used in the compilation of the synergy initiatives.
Cost synergy assumptions were based on (A) a mix (i) detailed, bottom-up evaluation of the benefits resulting from elimination of duplicate activities or (ii) AAM’s and Dowlais’ synergy attainment experience from other relevant savings programs, (B) the benefits of combined scale economics and (C) operational efficiencies arising from consolidation.
Where appropriate, assumptions were used to estimate the costs of implementing the new structures, systems and processes required to realise the synergies.
In general, the synergy assumptions have been risk-adjusted.
In arriving at the Quantified Financial Benefits Statement, the AAM Directors have made the following assumptions, which are outside the influence of AAM:
•
there will be no material change in underlying operations of either business from the Combination;

•
there will be no material impact from divestments from Dowlais existing businesses;

•
there will be no material change to macroeconomic, political, inflationary, regulatory or legal conditions in the markets or regions in which AAM and Dowlais operate;

•
there will be no material change in current foreign exchange rates or interest rates;

•
there will be no material change in accounting standards; and

•
there will be no change in tax legislation or tax rates or other legislation in the United Kingdom, United States or other countries that could materially impact the ability to achieve any benefits.

In addition, the AAM Directors have made an assumption within the influence of AAM that there will be no material divestments made by AAM.
In addition, the AAM Directors have assumed that the cost synergies are substantively within AAM’s control, albeit that certain elements are dependent in part on negotiations with third parties.
Reports
As required by Rule 28.1(a) of the Code, Deloitte, as reporting accountants to AAM, and J.P. Morgan Cazenove, as financial adviser to AAM, have provided the reports required under the Code.
Important Notes
•
The statements of estimated synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the synergies referred to may not be achieved, or those achieved could be materially different from those estimated.

•
No statement in the Quantified Financial Benefits Statement should be construed as a profit forecast.

•
Due to the size of the combination and potential scale of the Combined Group, there may be additional changes to the Combined Group’s operations. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated.

•
In arriving at the estimate of synergies set out in this Announcement, the AAM Board has assumed that there will be no significant impact on the business of the Combined Group.

PART 2
REPORT FROM DELOITTE LLP ON QUANTIFIED FINANCIAL BENEFITS STATEMENT
The Directors
American Axle & Manufacturing Holdings, Inc.
One Dauch Drive
Detroit
MI 48211-1198
United States of America
The Directors
J.P. Morgan Securities plc
25 Bank Street
London
E14 5JP
29 January 2025
Dear Sirs/Mesdames
OFFER FOR DOWLAIS PLC (the “Target”) BY AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (the “Offeror”)
We report on the statement made by the directors of the Offeror (the “Directors”) of estimated synergy benefits set out in Part 1 of Appendix 6 to the Rule 2.7 announcement dated 29 January 2025 (the “Announcement”) issued by the Offeror (the “Quantified Financial Benefits Statement” or the “Statement”).
Opinion
In our opinion, the Quantified Financial Benefits Statement has been properly compiled on the basis stated.
The Statement has been made in the context of the disclosures within Appendix 6 setting out, inter alia, the bases of the Directors’ belief (identifying the principal assumptions and sources of information) supporting the Statement and their analysis, explanation and quantification of the constituent elements.
Responsibilities
It is the responsibility of the Directors to prepare the Statement in accordance with Rule 28 of the City Code on Takeovers and Mergers (the “Takeover Code”).
It is our responsibility to form our opinion, as required by Rule 28.1(a) of the Takeover Code, as to whether the Statement has been properly compiled on the basis stated and to report that opinion to you.
This report is given solely for the purposes of complying with Rule 28.1(a)(i) of the “Takeover Code” and for no other purpose.
Therefore, to the fullest extent permitted by law we do not assume any other responsibility to any person for any loss suffered by any such person as a result of, arising out of, or in connection with this report or our statement, required by and given solely for the purposes of complying with Rule 23.2 of the Takeover Code, consenting to its inclusion in the Announcement.
Basis of preparation of the Statement
The Statement has been prepared on the basis set out in Part 1 of Appendix 6 to the Announcement.
Basis of opinion
We conducted our work in accordance with the Standards for Investment Reporting issued by the Financial Reporting Council in the United Kingdom (“FRC”).

We are independent of the Offeror in accordance with the FRC’s Ethical Standard as applied to Investment Circular Reporting Engagements, and we have fulfilled our other ethical responsibilities in accordance with these requirements.
We have discussed the Statement, together with the underlying plans (relevant bases of belief/including sources of information and assumptions), with the Directors and J.P. Morgan. Our work did not involve any independent examination of any of the financial or other information underlying the Statement.
We planned and performed our work so as to obtain the information and explanations we considered necessary in order to provide us with reasonable assurance that the Statement has been properly compiled on the basis stated.
Our work has not been carried out in accordance with auditing or other standards and practices generally accepted in jurisdictions outside the United Kingdom, including the United States of America, and accordingly should not be relied upon as if it had been carried out in accordance with those standards and practices. We have not consented to the inclusion of this report and our opinion in any registration statement filed with the SEC under the US Securities Act of 1933 (either directly or by incorporation by reference) or in any offering document enabling an offering of securities in the United States (whether under Rule 144A or otherwise). We therefore accept no responsibility to, and deny any liability to, any person using this report and opinion in connection with any offering of securities inside the United States of America or who makes a claim on the basis they had acted in reliance on the protections afforded by United States of America law and regulation.
We do not express any opinion as to the achievability of the benefits identified by the Directors in the Statement.
Since the Statement and the assumptions on which it is based relate to the future and may therefore be affected by unforeseen events, we express no opinion as to whether the actual benefits achieved will correspond to those anticipated in the Statement and the differences may be material.
Yours faithfully
Deloitte LLP
Deloitte LLP is a limited liability partnership registered in England and Wales with registered number OC303675 and its registered office at 1 New Street Square, London, EC4A 3HQ, United Kingdom.
Deloitte LLP is the United Kingdom affiliate of Deloitte NSE LLP, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”). DTTL and each of its member firms are legally separate and independent entities. DTTL and Deloitte NSE LLP do not provide services to clients. Please see www.deloitte.com/about to learn more about our global network of member firms.

PART 3
REPORT FROM J.P. MORGAN SECURITIES PLC ON QUANTIFIED FINANCIAL BENEFITS STATEMENT
Report from J.P. Morgan Cazenove
American Axle & Manufacturing Holdings, Inc.
The Board of Directors
One Dauch Drive
Detroit, Michigan
48211-1198
United States of America
29 January 2025
Dear Sir / Madam,
Recommended cash and share offer for Dowlais Group Plc by American Axle & Manufacturing Holdings, Inc. (“AAM”) (the “Combination”), to be effected by way of Court-sanctioned scheme of arrangement under Part 26 of the Companies Act.
We refer to the quantified financial benefits statement (the “Statement”) made by AAM set out in Appendix VI to the Rule 2.7 announcement dated 29 January 2025 (the “Announcement”), for which the board of directors of AAM (the “AAM Directors”) are solely responsible under Rule 28.3 of the UK City Code on Takeovers and Mergers (the “Code”).
We have discussed the Statement (including the assumptions, bases of calculation and sources of information referred to therein) with the AAM Directors and those officers and employees of AAM who developed the underlying plans as well as with Deloitte LLP (“Deloitte”) as reporting accountants. The Statement is subject to uncertainty as described in the Announcement and our work did not involve an independent examination, or verification, of any of the financial or other information underlying the Statement.
We have relied upon the accuracy and completeness of all the financial and other information provided to us by or on behalf of AAM and/or Dowlais, or otherwise discussed with or reviewed by us, in connection with the Statement, and we have assumed such accuracy and completeness for the purposes of providing this letter.
We do not express any view as to the achievability of the quantified financial benefits, whether on the basis identified by the AAM Directors in the Statement, or otherwise. We have also reviewed the work carried out by Deloitte and have discussed with Deloitte its opinion addressed to you and us on this matter and which is set out in Part 2 of Appendix VI of the Announcement, and the accounting policies and bases of calculation for the Statement.
This letter is provided to you pursuant and subject to the terms of our engagement letter with AAM and solely having regard to the requirements of, and in connection with, Rule 28.1(a)(ii) of the Code and for no other purpose. We accept no responsibility to AAM, Dowlais or their shareholders or any person other than the AAM Directors in respect of the contents of this letter. We are acting exclusively as financial advisers to AAM and no one else in connection with the offer by AAM for Dowlais and it was for the purpose of complying with Rule 28.1(a)(ii) of the Code that AAM requested J.P. Morgan Cazenove to prepare this letter relating to the Statement. No person other than the AAM Directors can rely on the contents of this letter, and to the fullest extent permitted by law, we expressly exclude and disclaim all liability (whether in contract, tort or otherwise) to any other person, in respect of this letter, its contents or the work undertaken in connection with this letter or any of the results or conclusions that may be derived from this letter or any written or oral information provided in connection with this letter, and any such liability is expressly disclaimed except to the extent that such liability cannot be excluded by law.

On the basis of the foregoing, we consider that the Statement, for which you as the AAM Directors are solely responsible, has been prepared with due care and consideration.
J.P. Morgan Securities plc

APPENDIX 7
DEFINITIONS
The following definitions apply throughout this Announcement unless the context otherwise requires:
“AAM”	American Axle & Manufacturing Holdings, Inc., a Delaware corporation
“AAM Board”	the board of directors of AAM as at the date of this Announcement or, where the context so requires, the directors of AAM from time to time
“AAM Directors”	the directors of AAM as at the date of this Announcement or, where the context so requires, the directors of AAM from time to time
“AAM FY24 Profit Estimate”	has the meaning given in paragraph 9
“AAM Group”	AAM and its subsidiary undertakings from time to time
“AAM Proxy Statement”	the proxy statement of AAM in connection with the AAM Shareholder Meeting (as amended and supplemented from time to time)
“AAM Shares”	the shares of common stock of AAM issued and outstanding
“AAM Shareholder Meeting”	the duly convened meeting of the AAM Shareholders held for the purpose of considering and approving the amendment to AAM’s certificate of incorporation and the issuance of the New AAM Shares, including any adjournment or postponement thereof
“AAM Shareholders”	the holders of AAM Shares from time to time
“Announcement”	this announcement
“AWG”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“AWV”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Barclays”	Barclays Bank PLC, acting through its Investment Bank
“BMWK”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Brazil Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Business Day”	a day, not being a public holiday, Saturday or Sunday, on which banks in London and New York are open for normal business
“Buyback Programme”	the share buyback programme of up to £50 million announced on 21 March 2024 by Dowlais on the London Stock Exchange
“CADE”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“China Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Clean Team Agreement”	the clean team confidentiality agreement entered into between AAM and Dowlais dated 13 December 2024, as described in paragraph 16 of this Announcement
“Closing Price”	the closing price of a Dowlais Share as derived from Bloomberg on any particular date
“CMA”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement

“CMA Briefing Paper”	means the briefing paper to be submitted to the CMA by AAM in relation to the Combination
“Code”	the Takeover Code issued by the Panel, as amended from time to time
“COFECE”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Combination”	the proposed acquisition by AAM of the entire issued and to be issued ordinary share capital of Dowlais not already owned or controlled by AAM on the terms and subject to the conditions set out in this Announcement, to be implemented by means of the Scheme (or should AAM so elect under certain circumstances described in this Announcement, by means of a Takeover Offer), and where the context requires, any subsequent revision, variation, extension or renewal thereof
“Combined Group”	the combined group following the Combination, comprising the AAM Group and the Dowlais Group
“Commission”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Companies Act”	the Companies Act 2006, as amended from time to time
“Completion”	the Combination becoming Effective in accordance with its terms
“Condition(s)”	the conditions to the implementation of the Combination, as set out in Part 1 of Appendix 1 to this Announcement and to be set out in the Scheme Document
“Co-operation Agreement”	the co-operation agreement dated the date of this Announcement between Dowlais and AAM as described in paragraph 16 of this Announcement
“Court”	the High Court of Justice of England and Wales
“Court Meeting”	the meeting or meetings of Scheme Shareholders to be convened by an order of the Court pursuant to section 896 of the Companies Act, notice of which will be set out in the Scheme Document, for the purposes of considering, and if thought fit, approving the Scheme (with or without amendment) and any adjournment, postponement or reconvention thereof
“Court Order”	the order of the Court sanctioning the Scheme under section 899 of the Companies Act
“CREST”	the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear
“Dealing Arrangement”	an arrangement of the kind referred to in Note 11(a) in the definition of acting in concert in the Code
“Dealing Disclosure”	an announcement pursuant to Rule 8 of the Code containing details of dealings in relevant securities of a party to an Combination
“Deloitte”	Deloitte LLP, the United Kingdom affiliate of Deloitte NSE, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”), DTTL and each of its member firms being legally separate and independent entities
“Disclosed”	the information: (a) disclosed by, or on behalf of Dowlais to AAM or AAM’s professional advisers (in their capacity as such in relation to the Combination); (b) in the Annual Report and Financial Statements of Dowlais for the year ended 31 December 2023; (c) in the interim results of Dowlais for the six month period ending on 30 June 2024; (d) in this Announcement; (e) in any other announcement made by

Dowlais via a Regulatory Information Service before the date of this Announcement; (f) in the virtual data room operated on behalf of Dowlais for the purposes of the Combination (which AAM and/or its advisers were able to access prior to the date of this Announcement); (g) in any filings made by Dowlais with the Registrar of Companies in England; or (h) as otherwise fairly disclosed to AAM (or its officers, employees, agents or advisers in each case in their capacity as such) before the date of this Announcement
“Dowlais”	Dowlais Group plc, a company incorporated in England and Wales with registered number 14591224
“Dowlais Articles”	the articles of association of Dowlais in force from time to time
“Dowlais Directors” or “Dowlais Board”	the directors of Dowlais as at the date of this Announcement or, where the context so requires, the directors of Dowlais from time to time
“Dowlais FY24 Profit Estimate”	has the meaning given in Appendix 5
“Dowlais Group”	Dowlais and its subsidiary undertakings from time to time and where the context permits, each of them
“Dowlais Meetings”	the Court Meeting and the General Meeting
“Dowlais Share Plans”	the Dowlais 2023 Performance Share Plan and the Dowlais 2024 Omnibus Share Plan, each as amended from time to time
“Dowlais Shareholders”	holders of Dowlais Shares from time to time
“Dowlais Shares”	the ordinary shares of 1 pence each in the capital of Dowlais
“DTRs”	the Disclosure Guidance and Transparency Rules of the FCA under FSMA and contained in the FCA’s publication of the same name, as amended from time to time
“EA”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Effective”	in the context of the Combination: (a) if the Combination is implemented by way of the Scheme, the Scheme having become effective pursuant to its terms; or (b) if the Combination is implemented by way of the Takeover Offer, the Takeover Offer having been declared or having become unconditional in accordance with the requirements of the Code
“Effective Date”	the date on which the Combination becomes Effective
“EU Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“EU FSR”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“EU FSR Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“EUMR”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Euroclear”	Euroclear UK & International Limited
“Eurozone”	the member states of the European Union that have adopted the euro as their common currency and sole legal tender
“Excluded Shares”	any Dowlais Shares:
(i) beneficially owned by AAM or any other member of the AAM Group at the Scheme Record Time; and
(ii) held by Dowlais as treasury shares (within the meaning of the Companies Act)

“FCA”	Financial Conduct Authority or its successor from time to time
“Forms of Election”	the form or forms of election for use in connection with the Mix and Match Facility
“Forms of Proxy”	the forms of proxy in connection with each of the Court Meeting and the General Meeting, which shall accompany the Scheme Document
“France FDI Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“French FDI Authority”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“French FDI Law”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“FSMA”	the Financial Services and Markets Act 2000, as amended from time to time
“FY24 Final Dividend”	has the meaning given in paragraph 13 (Dividends) of this Announcement
“Germany FDI Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“General Meeting”	the general meeting of Dowlais Shareholders to be convened for the purpose of considering and, if thought fit, approving, the Resolutions in relation to the Combination, notice of which shall be contained in the Scheme Document and any adjournment, postponement or reconvention thereof
“HMRC”	HM Revenue and Customs
“HSR Act”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Investec”	Investec Bank plc
“IRC”	the U.S. Internal Revenue Code
“Joint Defense Agreement”	the joint defense agreement entered into between AAM and Dowlais dated 6 December 2024, as described in paragraph 16 of this Announcement
“J.P. Morgan”	J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Cazenove
“J.P. Morgan Cazenove”	J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority and regulated in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority)
“KFTC”	means the Korea Fair Trade Commission
“Korea Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Last Accounts Date”	31 December 2023
“London Stock Exchange”	the London Stock Exchange plc or its successor
“Long Stop Date”	29 June 2026 or such later date (if any) as AAM and Dowlais may agree, with the consent of the Panel, and the Court may allow
“Merger Notice”	means a notice to the CMA in the prescribed form as contemplated by Section 96 of the Enterprise Act 2002
“Mexico Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement

“Mix and Match Facility”	the facility under which Dowlais Shareholders are entitled to elect to vary the proportions in which they receive New AAM Shares and in which they receive cash in respect of their holdings of Dowlais Shares to the extent that other such Dowlais Shareholders make off-setting elections
“MRFTA”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“New AAM Shares”	the new shares of common stock of AAM proposed to be issued to Dowlais Shareholders in connection with the Combination
“New York Stock Exchange”	the New York Stock Exchange or its successor
“Offer Period”	the offer period (as defined by the Code) relating to Dowlais, which commenced on 29 January 2025
“Official List”	the official list maintained by the FCA pursuant to Part 6 of FSMA
“Opening Position Disclosure”	has the same meaning as in Rule 8 of the Code
“Overseas Shareholders”	Dowlais Shareholders (or nominees of, or custodians or trustees for Dowlais Shareholders) who are resident in, ordinarily resident in, or citizens of, jurisdictions outside the United Kingdom
“Panel”	the Panel on Takeovers and Mergers
“Phase 1 Investigation”	means an investigation by the CMA to enable it to determine whether to make a reference under Section 33 of the Enterprise Act 2002
“Phase 2 CMA Reference”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“PRA”	the Prudential Regulation Authority as defined in FSMA, or any successor regulatory authority
“PRC AML”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Quantified Financial Benefits Statement”	the statements of estimated cost savings and synergies arising out of the Combination set out in Appendix 6 to this Announcement
“Registrar of Companies”	the Registrar of Companies in England and Wales
“Regulatory Information Service”	any information service authorised from time to time by the FCA for the purpose of disseminating regulatory announcements
“Relevant Authority”	any central bank, ministry, governmental, quasigovernmental, supranational (including the European Union), statutory, regulatory or investigative body, authority or tribunal (including any national or supranational antitrust, competition or merger control authority, any sectoral ministry or regulator and any foreign investment review body), national, state, municipal or local government (including any subdivision, court, tribunal, administrative agency or commission or other authority thereof), any entity owned or controlled by them, any private body exercising any regulatory, taxing, importing or other authority, any trade agency, association, institution or professional or environmental body in any jurisdiction
“relevant securities”	shall be construed in accordance with the Code
“Resolutions”	the resolutions proposed to be passed at the General Meeting in connection with the implementation of the Scheme
“Restricted Jurisdiction(s)”	any jurisdiction (other than the United Kingdom) where local laws or regulations may result in a significant risk of civil, regulatory or criminal exposure if information concerning the Combination is sent or made available to Dowlais Shareholders in that jurisdiction

“Revised Confidentiality Agreement”	the revised confidentiality agreement dated 14 January 2025 between AAM and Dowlais, as described in paragraph 16 of this Announcement
“Rothschild & Co”	N.M. Rothschild & Sons Limited
“SAMR”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Sanction Hearing”	the hearing of the Court at which Dowlais will seek an order sanctioning the Scheme pursuant to Part 26 of the Companies Act
“Scheme”	the proposed scheme of arrangement under Part 26 of the Companies Act between Dowlais and Scheme Shareholders in connection with the Combination, with or subject to any modification, addition or condition approved or imposed by the Court and agreed by Dowlais and AAM
“Scheme Document”	the document to be sent to Dowlais Shareholders and persons with information rights containing, among other things, the Scheme, the full terms and conditions of the Scheme and notices of the Dowlais Meetings and the Forms of Proxy
“Scheme Record Time”	the time and date to be specified in the Scheme Document, expected to be 6.00 p.m. on the Business Day immediately after the Sanction Hearing
“Scheme Shareholders”	the holders of Scheme Shares
“Scheme Shares”	all Dowlais Shares:
(i) in issue as at the date of the Scheme Document and which remain in issue at the Scheme Record Time;
(ii) (if any) issued after the date of the Scheme Document and before the Voting Record Time and which remain in issue at the Scheme Record Time; and

(iii)
(if any) issued on or after the Voting Record Time and before the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme, and which remain in issue at the Scheme Record Time, but in each case other than the Excluded Shares
“SEC”	the United States Securities and Exchange Commission
“Significant Interest”	in relation to an undertaking, a direct or indirect interest of 20 per cent. or more of: (a) the total voting rights conferred by the equity share capital (as defined in section 548 of the Companies Act) of such undertaking; or (b) the relevant partnership interest
“Takeover Offer”	if (with the consent of the Panel and subject to the terms of the Co-operation Agreement), AAM elects to implement the Combination by way of a takeover offer (as defined in Chapter 3 of Part 28 of the Companies Act), the offer to be made by or on behalf of AAM to acquire the entire issued and to be issued ordinary share capital of Dowlais on the terms and subject to the conditions to be set out in the related offer document and, where the context permits, any subsequent revision, variation, extension or renewal of such takeover offer
“Third Party”	has the meaning given in Condition 6(a) (General Third Party approvals) in Appendix 1 to this Announcement
“UK” or “United Kingdom”	the United Kingdom of Great Britain and Northern Ireland

“UK Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“UK Listing Rules”	the listing rules made under FSMA by the FCA and contained in the FCA’s publication of the same name, as amended from time to time
“UK Market Abuse Regulation”	the Market Abuse Regulation (EU) No 596/2014 as it forms part of the laws of the United Kingdom from time to time
“U.S.” or “United States”	the United States of America, its territories and possessions, any state of the United States and the District of Columbia
“U.S. Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“U.S. Exchange Act”	the U.S. Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder
“U.S. GAAP”	the accounting principles generally accepted in the U.S.
“U.S. Securities Act”	the U.S. Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder
“US$” or “dollar”	the lawful currency of the United States of America from time to time
“Voting Record Time”	the time and date to be specified in the Scheme Document by reference to which entitlement to vote on the Scheme will be determined
“Wider AAM Group”	AAM Group and associated undertakings and any other body corporate, partnership, joint venture or person in which AAM and all such undertakings (aggregating their interests) have a Significant Interest
“Wider Dowlais Group”	Dowlais Group and associated undertakings and any other body corporate, partnership, joint venture or person in which Dowlais and all such undertakings (aggregating their interests) have a Significant Interest
In this Announcement: (a) “subsidiary”, “subsidiary undertaking”, “undertaking” and “associated undertaking” have the respective meanings given to them in the Companies Act; and (b) all times are London times, unless otherwise stated.
References to the singular include the plural and vice versa.
All references to “pounds”, “pounds sterling”, “Sterling”, “£”, “pence”, “penny” and “p” are to the lawful currency of the United Kingdom.

Schedule 2
Dowlais Share Plans and Employee Related Matters
If the Combination is implemented by way of an Offer, references to the date on which the Court sanctions the Scheme under section 899 of the Companies Act 2006 (the “Court Sanction Date”) and the Effective Date will be read as if they referred to the date on which the Offer becomes or is declared unconditional in all respects.
The acknowledgements in Part 1 (Dowlais Share Plans) of this Schedule 2 do not impose contractual restrictions or obligations on any member of the Dowlais Group or their boards of directors. In this Schedule 2, each of the following words and expressions shall have the following meanings:
“2023 OSP Performance Awards”	means any and all OSP Performance Awards granted in respect of 2023;
“2025 OSP Performance Awards”	has the meaning given to it in paragraph 12, Part 1 of this Schedule 2;
“2026 OSP Performance Awards”	has the meaning given to it in paragraph 13, Part 1 of this Schedule 2;
“2025 OSP Restricted Awards”	has the meaning given to it in paragraph 17, Part 1 of this Schedule 2;
“2026 OSP Restricted Awards”	has the meaning given to it in paragraph 18, Part 1 of this Schedule 2;
“AAM Employee”	means an employee of the AAM Group from time to time;
“AAM Share Plan”	means the Amended and Restated AAM 2018 Omnibus Incentive Plan, as amended from time to time together with any successor equity incentive plan, or any inducement plan maintained by AAM;
“Auto Cash LTI”	means the Dowlais Auto Cash Long-Term Incentive Plan, as amended from time to time;
“Awards”	means all awards over Dowlais Shares and cash awards outstanding under the Dowlais Share Plans from time to time;
“Cash Transition Award”	has the meaning given to it in paragraph 21, Part 1 of this Schedule 2;
“Deferred Awards”	has the meaning given in the OSP rules, as amended from time to time;
“Deferred Shares”	means Dowlais shares acquired by Dowlais Employees using their annual bonus award in connection with the deferral of their annual bonus;
“Dowlais Employees”	means the employees of the Dowlais Group from time to time;
“Dowlais Remuneration Committee”	means the remuneration committee of the board of directors of Dowlais;
“Dowlais Remuneration Policy”	means the Dowlais directors’ remuneration policy approved by Dowlais Shareholders from time to time;
“Dowlais Share Plans”	means the PSP and the OSP;
“Equity Transition Award”	has the meaning given to it in paragraph 21, Part 1 of this Schedule 2;
“Incentive Award”	has the meaning given to it in the OSP rules, as amended from time to time;
“OSP”	means the Dowlais 2024 Omnibus Share Plan, as amended from time to time;
“OSP Performance Awards”	means any and all Incentive Awards granted under the OSP which are subject to performance conditions;
“OSP Restricted Awards”	means any and all Awards granted under the OSP which are not subject to performance conditions;
“Phantom Award”	means an Award granted under the PSP or OSP that confers a right to receive a cash payment equivalent to the value of a specified number of Dowlais Shares;
“Phantom Transition Award”	has the meaning given to it in paragraph 21, Part 1 of this Schedule 2;

“PM Cash LTI”	means the Dowlais PM Cash Long-Term Incentive Plan, as amended from time to time;
“PM Equity Transition Award”	has the meaning given to it in paragraph 12, Part 2 of this Schedule 2;
“PSP”	means the Dowlais 2023 Performance Share Plan, as amended from time to time;
“PSP Awards”	means any and all Awards, whether subject to performance conditions or not, granted under the PSP;
“Qualifying Termination”	has the meaning given to it in paragraph 19, Part 2 of this Schedule 2;
“Relevant OSP Participant”	has the meaning given to it in paragraph 21, Part 1 of this Schedule 2;
“Relevant PM Cash LTI Participant”	has the meaning given to it in paragraph 12, Part 2 of this Schedule 2;
“Scheme Record Time”	means the time and date to be specified in the Scheme Document, expected to be 6.00 p.m. (London time) on the Business Day immediately before the Effective Date;
“Transition Award”	has the meaning given to it in paragraph 21, Part 1 of this Schedule 2; and
“Trust”	has the meaning given to it in paragraph 5, Part 1 of this Schedule 2.

Part 1
Dowlais Share Plans
General
1.
As at the date of this Agreement, the following Awards were outstanding under the Dowlais Share Plans:

Dowlais Share Plan	Form of Awards(s)	Number of Dowlais Shares subject to outstanding Awards
2023 performance share awards	Conditional awards granted under the PSP and OSP	5,778,470
	Phantom awards granted under the PSP and OSP	251,032
2023 restricted share awards	Restricted awards granted under the PSP	71,877
2024 performance share awards	Conditional awards granted under the OSP	9,314,193
	Phantom awards granted under the OSP	350,463
2024 restricted share awards	Restricted awards granted under the OSP	230,424
TOTAL		15,996,459

2.
Dowlais confirms that no additional Awards under the Dowlais Share Plans have been granted since the date of this Agreement.

3.
AAM acknowledges that, before the Effective Date, subject to Rule 21.1 of the Code and the consent of the Panel where applicable, Dowlais is able to operate the Dowlais Share Plans in in accordance with the rules of the relevant plan, Dowlais’ ordinary course of business and, where applicable, the Dowlais Remuneration Policy. For the avoidance of doubt, the operation of the Dowlais Share Plans includes (without limitation): granting Awards, setting performance conditions (where applicable), determining the extent to which Awards vest and satisfying the vesting of Awards.

4.
AAM and Dowlais acknowledge that:

(A)
the Scheme Record Time shall take place after the Court Sanction Date, to allow those participants in the Dowlais Share Plans who acquire Dowlais Shares on or before the Court Sanction Date to have those Dowlais Shares acquired by AAM through the Scheme;

(B)
subject to Rule 21.1 of the Code and the Dowlais Remuneration Policy, Dowlais may amend the rules of the Dowlais Share Plans if the Dowlais directors (or the Dowlais Remuneration Committee) are of the reasonable opinion that such amendments are necessary to: (i) implement the Scheme or the treatment set out in this Agreement; (ii) facilitate the administration of the Dowlais Share Plans; or (iii) obtain or maintain favourable tax treatment for participants or for the Dowlais Group;

(C)
Dowlais and AAM intend to co-operate and write jointly to participants in the Dowlais Share Plans on, or as soon as practicable after, the posting of the Scheme Document (or such later time as the parties and the Panel may agree) to inform them of: (i) the impact of the Scheme on their outstanding Awards and (where known) the extent to which their Awards will vest and any actions they may need to take in connection with their Awards as a result of the Scheme; and (ii) where required, AAM’s proposals (as set out in this Schedule 2); and

(D)
Dowlais Shareholders’ approval will be sought to amend the articles of association of Dowlais so that any Dowlais Shares issued or transferred after the Scheme Record Time shall be automatically transferred to, or to the order of, AAM in exchange for the provision by AAM of the same Consideration payable per Dowlais Share under the Scheme (or such other Consideration of equal value as may be agreed between AAM and Dowlais and disclosed in the Scheme Document).

5.
AAM acknowledges and agrees that if, for any reason, Dowlais Shares cannot be issued by Dowlais or transferred from the Dowlais’ Employee Benefit Trust (the “Trust”) when Awards vest under any of the Dowlais Share Plan, such Awards may be settled by Dowlais in cash.

6.
AAM acknowledges that Dowlais may make any submission to the Panel which Dowlais considers necessary to implement the arrangements referred to in this Schedule 2, and AAM agrees to co-operate in a timely manner and in good faith in the making of any such submission.

7.
AAM and Dowlais agree that if, as a consequence of the vesting and settlement of any Awards under the Dowlais Share Plans in connection with the Combination, the number of Dowlais Shares that are or will be in issue for the purpose of the Scheme would or is likely to have the effect that Dowlais Shareholders (in this instance, being the holders of Dowlais Shares immediately prior to the Effective Date) will own more than 49.9 per cent., and AAM Stockholders (in this instance, being the holders of AAM Stock immediately prior to the Effective Date) will own less than 50.1 per cent., of the issued and outstanding common stock of AAM immediately following the Effective Date, then a sufficient number of the Awards (as determined by the Dowlais Remuneration Committee) will, on vesting, be settled in whole or in part in cash only (and not Dowlais Shares) in accordance with the relevant Dowlais Share Plan to ensure that immediately following the Effective Date, such Dowlais Shareholders will own no more than 49.9 per cent., and such AAM Stockholders will own no less than 50.1 per cent., of the issued and outstanding common stock of AAM.

PSP
8.
AAM acknowledges that, if any PSP Awards vest in the ordinary course of business before the Court Sanction Date, the extent to which such PSP Awards vest is to be determined by the Dowlais Remuneration Committee in accordance with the rules of the PSP and, where applicable, the Dowlais Remuneration Policy.

9.
AAM acknowledges that, because of the Combination, any outstanding PSP Awards that have not vested or been released from applicable holding periods before the Court Sanction Date will vest to the extent set out in paragraph 10, Part 1 of this Schedule 2 on the Court Sanction Date in accordance with the PSP rules, and applicable holding periods will cease to apply.

10.
AAM acknowledges that, as a consequence of the Combination, any outstanding PSP Awards that have not vested in the ordinary course before the Court Sanction Date will (as applicable) vest and on the Court Sanction Date, and that it is the current intention of the Dowlais Remuneration Committee to determine that PSP Awards will vest on the Court Sanction Date:

(A)
with no application of time pro-rating; and

(B)
subject to the satisfaction of performance conditions (if applicable), which will be assessed by the Dowlais Remuneration Committee on, or shortly before, the Court Sanction Date and it is the current expectation of the Dowlais Remuneration Committee that all PSP Awards will vest in full at a level of 100%, and AAM will support any such determination made by the Remuneration Committee.

OSP Performance Awards
11.
AAM acknowledges that, if any OSP Performance Awards vest in the ordinary course of business before the Court Sanction Date, the extent to which such OSP Performance Awards vest is to be determined by the Dowlais Remuneration Committee in accordance with the rules of the OSP and, where applicable, the Dowlais Remuneration Policy.

12.
AAM consents for the purposes of Rule 21.1 of the Code to Dowlais granting further OSP Performance Awards in the ordinary course of business, with appropriate performance conditions set by the Dowlais Remuneration Committee acting reasonably and in accordance with ordinary practice where practicable, for the financial year beginning on 1 January 2025, in or around March 2025 (“2025 OSP Performance Awards”).

13.
AAM consents for the purposes of Rule 21.1 of the Code, if the Court Sanction Date has not occurred by the normal grant date, to Dowlais granting further OSP Performance Awards in the ordinary course of business, with appropriate performance conditions set by the Dowlais Remuneration Committee acting reasonably and in accordance with ordinary practice where practicable, for the financial year beginning on 1 January 2026, in or around March 2026 (“2026 OSP Performance Awards”).

14.
AAM acknowledges that any outstanding OSP Performance Awards (including 2025 OSP Performance Awards and any 2026 OSP Performance Awards) that have not vested in the ordinary course before the Court Sanction Date will (as applicable) vest on the Court Sanction Date, and that it is the current intention of the Dowlais Remuneration Committee to determine that all OSP Performance Awards will vest on the Court Sanction Date:

(A)
(i) in the case of 2023 OSP Performance Awards, with no application of time pro-rating; and (ii) in the case of all other OSP Performance Awards, subject to the application of time pro-rating (rounded up to the nearest whole month); and

(B)
subject to the satisfaction of performance conditions which will be assessed by the Dowlais Remuneration Committee on, or shortly before, the Court Sanction Date and it is the current expectation of the Dowlais Remuneration Committee that all OSP Performance Awards will vest in full at a level of 100%, and AAM will support any such determination made by the Remuneration Committee.

15.
AAM acknowledges that any dividend equivalents in respect of any OSP Performance Award which vests: (i) on the Court Sanction Date; or (ii) before the Court Sanction Date in the ordinary course, in each case calculated in accordance with Dowlais’ normal practice and the rules of the OSP, will be settled by Dowlais in cash, subject to applicable deductions for income tax and employee’s national insurance contributions or similar social security deductions.

OSP Restricted Awards
16.
AAM acknowledges that, if any OSP Restricted Awards vest in the ordinary course of business before the Court Sanction Date, the extent to which such OSP Restricted Awards vest is to be determined by the Dowlais Remuneration Committee in accordance with the rules of the OSP.

17.
AAM consents for the purposes of Rule 21.1 of the Code to Dowlais granting further OSP Restricted Awards in the ordinary course of business for the financial year beginning on 1 January 2025, in or around March 2025 (“2025 OSP Restricted Awards”).

18.
AAM consents for the purposes of Rule 21.1 of the Code, if the Court Sanction Date has not occurred by the normal grant date, to Dowlais granting further OSP Restricted Awards in the ordinary course of business for the financial year beginning on 1 January 2026, in or around March 2026 (“2026 OSP Restricted Awards”).

19.
AAM acknowledges that, as a consequence of the Combination, any outstanding OSP Restricted Awards that have not vested in the ordinary course before the Court Sanction Date (including any 2025 OSP Restricted Awards and any 2026 OSP Restricted Awards) will vest on the Court Sanction Date, and that it is the current intention of the Dowlais Remuneration Committee to determine that OSP Restricted Awards will vest on the Court Sanction Date:

(A)
in the case of 2023 OSP Restricted Awards, with no application of time pro-rating; and

(B)
in the case of all other OSP Restricted Awards, subject to time pro-rating (rounded up to the nearest whole month).

20.
AAM acknowledges that any dividend equivalents in respect of any OSP Restricted Award which vests: (i) on the Court Sanction Date; or (ii) before the Court Sanction Date in the ordinary course, in each case calculated in accordance with Dowlais’ normal practice and the rules of the OSP, will be settled by Dowlais in cash, subject to applicable deductions for income tax and employee’s national insurance contributions or similar social security deductions.

Transition Awards
21.
AAM agrees that it will, as soon as reasonably practicable after the Effective Date and subject to paragraph 23, Part 1 of this Schedule 2, grant to all individuals who:

(A)
are Dowlais Employees on the Effective Date or who were Dowlais Employees immediately before the Effective Date and become AAM Employees on or around the Effective Date; and

(B)
held an outstanding unvested OSP Performance Award and/or OSP Restricted Award immediately before the Court Sanction Date, a portion of which lapsed at the Court Sanction Date as a result of the application of time pro-rating (which, for the avoidance of doubt will not include any reduction in respect of performance) in accordance with paragraph 14(A)(ii) or paragraph 19(B), Part 1 of this Schedule 2,

(each a “Relevant OSP Participant”) an award:
(i)
(in the case of OSP Performance Awards that are not granted as Phantom Awards) over AAM Shares under the AAM Share Plan that is subject to time-based vesting (with vesting on the date specified in paragraph 21, Part 1 of this Schedule 2) and is not subject to performance conditions (each an “Equity Transition Award”);

(ii)
(in the case of OSP Performance Awards that are granted as Phantom Awards) over cash that is subject to time-based vesting (with vesting on the date specified in paragraph 21, Part 1 of this Schedule 2) and is not subject to performance conditions (each a “Phantom Transition Award”); and

(iii)
(in the case of OSP Restricted Awards) over cash that is subject to time-based vesting (with vesting on the date specified in paragraph 21, Part 1 of this Schedule 2) and is not subject to performance conditions (each a “Cash Transition Award” and, together with the Equity Transition Awards and Phantom Transition Awards, the “Transition Awards”).

AAM agrees that the value of each Transition Award granted to each Relevant OSP Participant shall be calculated by reference to the value of the Consideration which would have been due to the Relevant OSP Participant under the Scheme in respect of the number of Dowlais Shares (or, in the case of OSP Performance Awards that are granted as Phantom Awards, notional Dowlais Shares) subject to the portion(s) of the OSP Performance Award or OSP Restricted Award held by such Relevant OSP Participant that lapse due to the application of time pro-rating (which, for the avoidance of doubt will not include any reduction in respect of performance), divided by the price of an AAM Share at the Effective Date.
22.
AAM agrees that, subject to the Relevant OSP Participant:

(A)
remaining in employment with a member of the AAM Group (which, from the Effective Date will include the Dowlais Group) on the Expected Vesting Date (as defined in the OSP rules) of the OSP Performance Awards or OSP Restricted Awards as applicable; or

(B)
having left employment with a member of the AAM Group (which, from the Effective Date will include the Dowlais Group) before the Expected Vesting Date (as defined in the OSP rules) of the OSP Performance Awards as applicable due to: (i) a Qualifying Termination; or (ii) being a good leaver (as determined under the rules of the AAM Share Plan which apply to Equity Transition Awards and Phantom Transition Awards),

the Transition Awards granted to each Relevant OSP Participant under paragraph 21, Part 1 of this Schedule 2 will vest in full (with no post-vesting holding periods) on the earlier of:

(i)
the Expected Vesting Date (as defined in the OSP rules) of the applicable OSP Performance Awards or OSP Restricted Awards as relevant; or

(ii)
where a Relevant OSP Participant leaves employment in accordance with paragraph 22(B), Part 1 of this Schedule 2 on the date of termination of employment.

23.
AAM agrees that if, following the Effective Date but before the grant of a Transition Award(s) to a Relevant OSP Participant, the Relevant OSP Participant has left employment with the AAM Group (which, from the Effective Date, will include the Dowlais Group) by reason of:

(A)
a Qualifying Termination; or

(B)
being deemed to be a good leaver (as determined in accordance with the rules of the AAM Share Plan which apply to Equity Transition Awards and Phantom Transition Awards),

AAM will, as soon as practicable after the date of termination of the Relevant OSP Participant’s employment, pay (or procure that an appropriate member of the AAM Group (which, from the Effective Date will include the Dowlais Group) will pay) to the Relevant OSP Participant a cash payment equal to the value of the Transition Award(s) that would have been granted to the Relevant OSP Participant.
Deferred Awards and Deferred Shares
24.
AAM acknowledges that, because of the Combination, any outstanding Deferred Awards that have not vested in the ordinary course before the Court Sanction Date will vest in full on the Court Sanction Date.

25.
AAM acknowledges that any dividend equivalents in respect of any Deferred Award that vests: (i) on the Court Sanction Date because of the Combination; or (ii) before the Court Sanction Date in the ordinary course, in each case calculated in accordance with Dowlais’ normal practice and the rules of the OSP, will be settled by Dowlais in cash, subject to applicable deductions for income tax and employee’s national insurance contributions or similar social security deductions.

26.
AAM agrees that any restrictions on the sale of Deferred Shares will be lifted.

Employee Benefit Trust/Settlement
27.
As the date of this Agreement, the Trust held 5,523,071 Dowlais Shares.

28.
AAM and Dowlais acknowledge that the expectation is that Dowlais will recommend that the trustee of the Trust use the Dowlais Shares held in the Trust to satisfy the vesting of outstanding Awards in connection with the Combination, in priority to the issue of new Dowlais Shares or to the transfer out of treasury of Dowlais Shares held by Dowlais. The parties acknowledge that to the extent there are insufficient Dowlais Shares in the Trust to satisfy outstanding Awards that will be settled in Dowlais Shares instead of cash, Dowlais intends to recommend the trustee of the Trust to subscribe for new Dowlais Shares or purchase existing Dowlais Shares to satisfy outstanding Awards.

Part 2
Dowlais Employees
Maintenance of Compensation and Benefits
1.
AAM acknowledges that Dowlais intends to carry out annual (or other periodic or retention related) pay reviews and appraisals and promotion rounds in the ordinary course of business.

2.
AAM agrees that it shall, or shall cause the relevant employing entity in the Dowlais Group or the AAM Group to, at a minimum, for the 12-month period immediately following the Effective Date in respect of each person who was a Dowlais Employee immediately before the Effective Date and who remains in employment within the Dowlais Group or the AAM Group:

(A)
maintain at least the same base salary or wage rate as were provided to each such Dowlais Employee immediately before the Effective Date;

(B)
provide incentive opportunities (in such appropriate form as AAM may determine, which need not be in the form of equity) which maintain at least the same overall cash and equity incentive compensation value opportunities as were provided to each such Dowlais Employee immediately before the Effective Date and which, if applicable, are subject to performance conditions and targets which are no less difficult to satisfy than the performance conditions and targets applicable to the relevant Dowlais incentive opportunity; and

(C)
provide a benefits and allowance package (including pension benefits), which, taken as a whole, is no less favourable than the existing benefits and allowances provided to such Dowlais Employee immediately before the Effective Date.

Annual bonus
3.
AAM acknowledges that Dowlais operates annual bonus arrangements which are conditional on financial and individual performance.

4.
AAM acknowledges that bonus determinations for any Dowlais financial year completed before the Effective Date will be undertaken by Dowlais and, if applicable, paid by Dowlais in accordance with the Dowlais Remuneration Policy (where applicable) with payment being made on the normal bonus payment date.

5.
AAM consents for the purposes of Rule 21.1 of the Code that if the Effective Date occurs in 2025, bonus determinations for the full year will be undertaken by Dowlais on or before the Effective Date and such bonus will be paid by Dowlais entirely in cash, on the normal bonus payment date in March 2026;

6.
AAM consents for the purposes of Rule 21.1 of the Code that if the Effective Date occurs in 2026:

(A)
Dowlais will set bonus opportunity and performance conditions (with an appropriate balance of financial and individual performance conditions acting reasonably having regard to specific circumstances of the Combination) for the period up to the Effective Date and communicate these to Dowlais Employees in accordance with the Dowlais Remuneration Policy (where applicable) and consistent with normal Dowlais practice;

(B)
bonus determinations for the period up to the Effective Date will be undertaken by Dowlais on or before the Effective Date on a pro rata basis and (subject to paragraph 18(C) of Part 2 of this Schedule 2), such bonus will paid by Dowlais entirely in cash, on the normal bonus payment date; and

(C)
AAM agrees that, for the period from the Effective Date until the end of the relevant Dowlais financial year, Dowlais Employees will be eligible to participate in such bonus arrangements as may be operated by AAM on a time pro rata basis.

7.
AAM agrees that for financial years starting after the Dowlais financial year in which the Effective Date occurs, Dowlais Employees will be eligible to participate in such bonus arrangements as may be operated by AAM in accordance with AAM’s policies and practices from time to time and in accordance with paragraph 2 of Part 2 of this Schedule 2.

Auto Cash LTI
8.
AAM acknowledges that it is the current intention of the Dowlais Remuneration Committee to determine that all outstanding awards under the Auto Cash LTI will vest on the normal vesting date of such outstanding awards under the Auto Cash LTI, subject to the satisfaction of performance conditions will be assessed by the Dowlais Remuneration Committee on, or shortly before, the Court Sanction Date and it is the current expectation of the Dowlais Remuneration Committee that all Auto Cash LTI Awards will vest at a minimum level of 70%, and AAM agrees to the outcome.

9.
AAM agrees that, in accordance with paragraph 2 of Part 2 of this Schedule 2, a new Auto Cash LTI or replacement scheme in such form as AAM may determine with equivalent incentive value opportunities overall will be implemented in Dowlais’ financial year starting on 1 January 2026, and AAM agrees that any performance conditions and targets applicable to such replacement scheme will be no more difficult to satisfy than the performance conditions and targets applicable to the Auto Cash LTI.

PM Cash LTI
10.
AAM acknowledges that it is the current intention of the Dowlais Remuneration Committee to determine that all outstanding awards under the PM Cash LTI will vest on the Court Sanction Date:

(A)
with time pro-rating applied such that 50% of the relevant PM Cash LTIP will vest; and

(B)
subject to the satisfaction of performance conditions which will be assessed by the Dowlais Remuneration Committee on, or shortly before, the Court Sanction Date and it is the current expectation of the Dowlais Remuneration Committee that all PM Cash LTI Awards will vest in aggregate at a level of 100% (excluding any sale kicker performance conditions attached), and AAM agrees to the outcome.

11.
AAM agrees that, in accordance with paragraph 2 of Part 2 of this Schedule 2, a new PM Cash LTI or replacement scheme in such form as AAM may determine with equivalent incentive value opportunities overall will be implemented in Dowlais’ financial year starting on 1 January 2027, and AAM agrees that any performance conditions and targets applicable to such replacement scheme will be no more difficult to satisfy than the performance conditions and targets applicable to the PM Cash LTI.

12.
AAM agrees that it will, as soon as reasonably practicable after the Effective Date and subject to paragraph 14, Part 2 of this Schedule 2, grant to all individuals who:

(A)
are Dowlais Employees on the Effective Date or who were Dowlais Employees immediately before the Effective Date and become AAM Employees on or around the Effective Date; and

(B)
held an outstanding unvested PM Cash LTI Award immediately before the Court Sanction Date, 50% of which lapsed at the Court Sanction Date as a result of the application of time pro-rating (which for the avoidance of doubt will be applied after the assessment of the applicable performance conditions in full at 100%) in accordance with paragraph 10(A), Part 2 of this Schedule 2,

(each a “Relevant PM Cash LTI Participant”) an award over AAM Shares under the AAM Share Plan that is subject to time based vesting and is not subject to performance conditions (each an “PM Equity Transition Award”). AAM agrees that the value of each PM Equity Transition Award granted to each Relevant PM Cash LTI Participant shall be calculated by reference to the value of the portion(s) of the PM Cash LTI Award held by such Relevant PM Cash LTI Participant which lapse due to the application of time pro-rating (which will be applied after the assessment of the applicable performance conditions in full at 100%) in accordance with paragraph 10(A), Part 2 of this Schedule 2), divided by the price of an AAM Share at the date of grant.

13.
AAM agrees that, subject to the Relevant PM Cash LTI Participant:

(A)
remaining in employment with a member of the AAM Group (which, from the Effective Date will include the Dowlais Group) on the date that is eighteen (18) months from the Effective Date; or

(B)
having left employment with a member of the AAM Group (which, from the Effective Date will include the Dowlais Group) before the date that is eighteen (18) months after the Effective Date due to: (i) a Qualifying Termination; or (ii) being a good leaver (as determined under the rules of the AAM Share Plan which apply to PM Equity Transition Awards), the PM Equity Transition Awards granted to each Relevant PM Cash LTI Participant under paragraph 12, Part 2 of this Schedule 2, will vest in full (with no further performance assessment and no post-vesting holding periods) on:
(i)
the date which is 18 months after the Effective Date; or

(ii)
where a Relevant PM Cash LTI Participant leaves employment with a member of the AAM Group (which, from the Effective Date, will include the Dowlais Group) in accordance with paragraph 13(B), Part 2 of this Schedule 2, on the date of termination of employment.

14.
AAM agrees that if, following the Effective Date but before the grant of an PM Equity Transition Award to a Relevant PM Cash LTI Participant, the Relevant PM Cash LTI Participant has left employment with the AAM Group (which, from the Effective Date, will include the Dowlais Group) by reason of:

(A)
a Qualifying Termination; or

(B)
being deemed to be a good leaver (as determined in accordance with the rules of the AAM Share Plan that apply to PM Equity Transition Awards),

AAM will, as soon as practicable after the date of termination of the Relevant PM Cash LTI Participant’s employment, pay (or procure that an appropriate member of the combined group will pay) to the Relevant PM Cash LTI Participant a cash payment equal to the value of the PM Equity Transition Award which would have been granted to the Relevant PM Cash LTI Participant.
Transaction and Retention Arrangements
15.
AAM consents for the purposes of Rule 21.1 of the Code to Dowlais, for the purpose of protecting the business to be acquired pursuant to the Combination up to the Effective Date, to making cash transaction and/or retention awards up to a maximum aggregate of £17.5 million (gross) (such amount inclusive of the arrangements under paragraph 17 of Part 2 of this Schedule 2), to Dowlais Employees (excluding executive directors) whose retention is of importance to the continued operation of the business (the “Retention Awards”), such consent being given on the basis that such Retention Awards are:

(A)
subject to paragraph 18(E) of Part 2 of this Schedule 2, payable in two tranches:

(i)
50% within 30 days of the Effective Date; and

(ii)
50% within 30 days of the date that is six (6) months after the Effective Date; and

(B)
only payable if the relevant employee:

(i)
is employed by the Dowlais Group or the AAM Group and not under notice on the relevant payment date; or

(ii)
is no longer employed because of, or notice has been given or served in connection with, a Qualifying Termination.

16.
If the Effective Date has not occurred by 31 December 2025, AAM consents for the purposes of Rule 21.1 of the Code to Dowlais granting additional Retention Awards on the terms set out in paragraph 15 of Part 2 of this Schedule 2 up to an additional maximum aggregate of £2.5 million (gross), such consent being given on the basis that Dowlais will in good faith consult with AAM in advance of granting such additional Retention Awards.
17.
AAM agrees to implement transaction bonus arrangements for the Dowlais Chief Executive Officer and Chief Financial Officer (as at the date of this Agreement) on the following terms. Subject to and conditional on completion of the Combination and Dowlais being delisted from the London Stock Exchange, AAM shall pay:

(A)
to the Chief Executive Officer as at the date of this Agreement a payment equal to 150% of base salary as at the date of this Agreement (less any legally required deductions); and

(B)
to the Chief Financial Officer as at the date of this Agreement a payment equal to 120% of base salary as at the date of this Agreement (less any legally required deductions),

(together, the “Director Transaction Award”) payable in accordance with the payment terms in paragraphs 15(A) and (B) of Part 2 of this Schedule 2.
Severance arrangements
18.
AAM agrees that, if any Dowlais Employee who is: (i) based at the Dowlais headquarters; or (ii) is a member of a business unit executive management team, in each case as at the Effective Date, is the subject of a Qualifying Termination or gives or receives notice as a result of a Qualifying Termination, in each case at any time from and including the Effective Date until the end of the calendar day falling 12 months after the Effective Date, such Dowlais Employee will:

(A)
be entitled to receive payment in lieu of any notice entitlement comprising base salary, the value of contractual benefits (including car allowance) and pension benefits for the notice period;

(B)
(with the exception of Dowlais’ executive directors) be entitled to applicable redundancy and severance payments, benefits and arrangements that are the higher of: (i) the redundancy and severance payments, benefits and arrangements provided by local law; and (ii) for those Dowlais Employees with a notice period of: (x) six (6) months, a gross amount equal to six (6) months’ base salary, pension contributions and car allowance; and (y) less than six (6) months, a gross amount equal to nine (9) months’ base salary, pension contributions and car allowance;

(C)
receive any: (i) bonus entitlement under paragraph 6(B), Part 2 of this Schedule 2 to the extent that it has not yet been paid; and (ii) annual bonus entitlement on a pro-rata basis to the date of termination with performance conditions deemed 100% satisfied, in each case as soon as practicable after the date of termination;

(D)
be treated as a good leaver (or any similar or equivalent concept) such that Transition Awards, PM Equity Transition Awards and Auto Cash LTI awards will vest in full with no time pro-rating as soon as practicable after the date of termination;

(E)
be paid any Retention Award or Director Transaction Award granted to them in full with no time pro-rating as soon as practicable after the date of termination to the extent that it has not yet been paid;

(F)
be entitled to post-employment PMI (healthcare) cover equivalent to that (if any) from which they previously benefitted for a period equivalent to the Dowlais Employee’s contractual notice period or, where it is not practicable to maintain such cover post-employment, a cash payment in lieu of such cover;

(G)
receive reasonable and appropriate outplacement support commensurate to their seniority; and

(H)
receive a reasonable and appropriate contribution towards legal fees if they enter into a settlement agreement in connection with the termination of their employment.

19.
In this Agreement, a “Qualifying Termination” is:

(A)
any termination by reason of the Dowlais Employee’s redundancy or otherwise in circumstances where the termination is attributable to synergies and/or a reduced need for the work of the kind performed by the Dowlais Employee;

(B)
any termination by the employer other than where the employer has lawful grounds to dismiss the Dowlais Employee for misconduct or poor performance, under the laws applicable to the employment of that person, and an objectively appropriate and fair process was followed;

(C)
any termination by reason of the Dowlais Employee’s ill health, injury, disability, death or retirement, with the agreement of their employing entity, acting reasonably;

(D)
for the purposes of the entitlements in paragraphs 18(C), 18(D) and 18(E) of Part 2 of this Schedule 2 only, if the Dowlais Employee ceases to be an employee of the Dowlais Group or the AAM Group after the Effective Date by reason of: (i) his or her employing entity ceasing to be a member of the Dowlais Group or the AAM Group; or (ii) the business or part of the business in which he or she works being transferred to a person that is not a member of the Dowlais Group or the AAM Group; or

(E)
a termination taking effect after the Effective Date by reason of the Dowlais Employee’s resignation where, without the Dowlais Employee’s express written consent: (i) the Dowlais Employee’s role and/or reporting level and/or status has been materially diminished (ii) there is a material reduction in the Dowlais Employee’s base salary or wage rate, cash incentive compensation opportunities, or a material reduction in the Dowlais Employee’s benefits and allowance package (including pension benefits), taken as a whole; or (iii) a Dowlais Employee’s normal place of work is moved more than 25 miles from their previous place of work. In the event of any dispute about whether (i) or (ii) applies to a particular Dowlais Employee, the decision shall be determined in accordance with applicable law and practice in the relevant jurisdiction.

Non-executive director notice pay
20.
AAM acknowledges that it is Dowlais’ intention to make a payment in lieu of notice, within 30 days of the Effective Date, to any non-executive director of Dowlais who resigns on the Effective Date in connection with the Combination and does not join the board of AAM on the Effective Date.

Schedule 3
AAM Charter Amendment

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
American Axle & Manufacturing Holdings, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify that:
FIRST:   The current name of the Corporation is American Axle & Manufacturing Holdings, Inc.
SECOND:   The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 15, 1998, and was amended and restated on January 22, 1999 (as amended and restated, the “Certificate of Incorporation”).
THIRD:   (1) The board of directors of the Corporation has duly adopted a resolution pursuant to Sections 141 and 242 of the General Corporation Law proposing and declaring advisable that the Corporation’s Certificate of Incorporation be amended as set forth below (the “Amendment”) and resolving to recommend adoption of the Amendment by the stockholders of the Corporation entitled to vote in respect thereof; and (2) at a special meeting of the stockholders of the Corporation called and held upon notice in accordance with Section 222 of the General Corporation Law, the Amendment was duly adopted by a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon, in accordance with Article FOURTH of the Certificate of Incorporation and Section 242 of the General Corporation Law.
FOURTH:   Article FOURTH, subsection (1) of the Certificate of Incorporation is hereby amended to read in its entirety as follows:
“FOURTH:   (1) The total number of shares of all classes of stock which the corporation shall have authority to issue is [•], consisting of (1) 10,000,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”), (2) [•]1 shares of Common Stock, par value $.01 per share (“Common Stock”), and (3) 40,000,000 shares of Series Common Stock, par value $.01 per share (“Series Common Stock”). The number of authorized shares of any of the Preferred Stock, the Common Stock or the Series Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock, the Common Stock or the Series Common Stock voting separately as a class shall be required therefor.”
FIFTH:   This Certificate of Amendment to the Certificate of Incorporation shall be effective upon filing with the office of the Secretary of State of the State of Delaware.

1
Authorized share count to be subject to the reasonable approval of Dowlais and be sufficient to complete the transactions contemplated by the Co-operation Agreement.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed, acknowledged and filed this       day of            ,     , in its name and on its behalf by its             pursuant to Section 103 of the General Corporation Law.
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
By:

Name:
Title:

IN WITNESS WHERE OF the parties have executed this Agreement on the date first set out above:
EXECUTED BY	)
)
	)	/s/ David C. Dauch
)
acting for and on behalf of	)
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.	)
EXECUTED BY	)
)
Roberto Fioroni	)	/s/ Roberto Fioroni
)
acting for and on behalf of	)
DOWLAIS GROUP PLC	)

ANNEX III — CHARTER AMENDMENT
CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
American Axle & Manufacturing Holdings, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify that:
FIRST:   The current name of the Corporation is American Axle & Manufacturing Holdings, Inc.
SECOND:   The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 15, 1998, and was amended and restated on January 22, 1999 (as amended and restated, the “Certificate of Incorporation”).
THIRD:   (1) The board of directors of the Corporation has duly adopted a resolution pursuant to Sections 141 and 242 of the General Corporation Law proposing and declaring advisable that the Corporation’s Certificate of Incorporation be amended as set forth below (the “Amendment”) and resolving to recommend adoption of the Amendment by the stockholders of the Corporation entitled to vote in respect thereof; and (2) at a special meeting of the stockholders of the Corporation called and held upon notice in accordance with Section 222 of the General Corporation Law, the Amendment was duly adopted by a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon, in accordance with Article FOURTH of the Certificate of Incorporation and Section 242 of the General Corporation Law.
FOURTH:   Article FOURTH, subsection (1) of the Certificate of Incorporation is hereby amended to read in its entirety as follows:
“FOURTH: (1) The total number of shares of all classes of stock which the corporation shall have authority to issue is 425,000,000, consisting of (1) 10,000,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”), (2) 375,000,000 shares of Common Stock, par value $.01 per share (“Common Stock”), and (3) 40,000,000 shares of Series Common Stock, par value $.01 per share (“Series Common Stock”). The number of authorized shares of any of the Preferred Stock, the Common Stock or the Series Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock, the Common Stock or the Series Common Stock voting separately as a class shall be required therefor.”
FIFTH:   This Certificate of Amendment to the Certificate of Incorporation shall be effective upon filing with the office of the Secretary of State of the State of Delaware.

III-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed, acknowledged and filed this       day of         ,     , in its name and on its behalf by its                   pursuant to Section 103 of the General Corporation Law.
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
By:

Name:
Title:

III-2

ANNEX IV — OPINION OF J.P. MORGAN
January 27, 2025
The Board of Directors
American Axle & Manufacturing Holdings, Inc.
One Dauch Drive
Detroit, Michigan 48211-1198
Members of the Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to American Axle & Manufacturing Holdings, Inc. (the “Company”) of the consideration to be paid by the Company in the proposed acquisition of Dowlais Group Plc (the “Target”) (the “Transaction”), by way of a court-sanctioned scheme of arrangement under Part 26 of the U.K. Companies Act 2006 (the “Companies Act”) (or, if the Company so elects, by means of a takeover offer as defined in section 974 of the Companies Act), on the terms and subject to the conditions set forth in (i) the announcement to be issued by the Company and the Target pursuant to Rule 2.7 of the U.K. City Code on Takeovers and Mergers on or around the date hereof (the “Rule 2.7 Announcement”) and (ii) the Co-operation Agreement between the Company and the Target (the “Agreement”). As a result of the Transaction, among other things, each outstanding ordinary share, par value £0.01 per share, of the Target (the “Target Common Stock”), will be acquired by the Company in exchange for 42 pence in cash (the “Cash Consideration”), the right to receive up to 2.8 pence in the form of a final cash dividend to be paid by the Target (subject to the approval of the Target’s board of directors) (the “FY24 Dividend”) and 0.0863 shares (the “Stock Consideration”, and together with the FY24 Dividend and Cash Consideration, the “Consideration”) of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”). We note that the Consideration is subject to adjustment if (i) certain shares of the Target that have been issued to the Melrose Employee Share Ownership Trust are repurchased by the Target for no consideration and cancelled, (ii) the FY24 Final Dividend (as defined in the Rule 2.7 Announcement) exceeds 2.8 pence per Target Common Stock or (iii) the Target announces, declares, makes or pays any dividend or distribution other than the FY24 Final Dividend or there are any repurchases of Target Common Stock by the Target pursuant to the Buyback Programme (as defined in the Rule 2.7 Announcement) (clauses (i), (ii) and (iii), collectively, the “Consideration Adjustments”).
In connection with preparing our opinion, we have (i) reviewed a draft dated January 27, 2025 of the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the Target and the industries in which they operate; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration received for such companies; (iv) compared the financial and operating performance of the Company and the Target with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and the Target Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by or at the direction of the managements of the Company and the Target relating to their respective businesses, as well as the estimated amount and timing of the cost savings and related expenses and synergies expected to result from the Transaction (the “Synergies” and the statement made by the directors of the Company regarding the Synergies set out in Part 1 of Appendix 6 to the Rule 2.7 Announcement, the “Quantified Financial Benefits Statement”) and reviewed that certain draft report, dated January 27, 2025, prepared by Deloitte LLP relating to the Quantified Financial Benefits Statement; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.
In addition, we have held discussions with certain members of the management of the Company and the Target with respect to certain aspects of the Transaction, and the past and current business operations of the Company and the Target, the financial condition and future prospects and operations of the Company and the Target, the effects of the Transaction on the financial condition and future prospects of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company and the Target or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company or the Target under any state, federal or international laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, including the Synergies, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company and the Target to which such analyses or forecasts relate. We express no view as to such analyses or forecasts (including the Synergies) or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will have the tax consequences described in discussions with, and materials furnished to us by, representatives of the Company, and will be consummated as described in the Agreement, and that the definitive Agreement will not differ in any material respects from the draft thereof furnished to us. We have also assumed that the Consideration Adjustments will not result in any adjustment to the Consideration that is material to our analysis. We have also assumed that the representations and warranties made by the Company and the Target in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or the Target or on the contemplated benefits of the Transaction.
Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid by the Company in the proposed Transaction and we express no opinion as to the fairness of the Consideration to the holders of any class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid by the Company in the Transaction or with respect to the fairness of any such compensation. We are expressing no opinion herein as to the price at which the Company Common Stock or the Target Common Stock will trade at any future time.
We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had other material commercial or investment banking relationships with the Company for which we and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger on credit facilities of the Company in June 2023 and May 2024. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, for which it receives customary compensation or other financial benefits. We anticipate that we and our affiliates will arrange and/or provide financing to the Company in connection with the Transaction for customary compensation. During the two years preceding the date of this letter, neither we nor our affiliates have had any material financial advisory or other material commercial or investment banking relationships with the Target other than acting as joint lead arranger on credit facilities of the Target in February 2023 in connection with Melrose Industries plc’s spin-off of the Target. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and the Target. In the ordinary course of our businesses, we and our affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company and the Target for our own account or for the accounts of customers and, accordingly, we likely at any time hold long or short positions in such securities or other financial instruments.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Consideration to be paid by the Company in the proposed Transaction is fair, from a financial point of view, to the Company.
The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.
Very truly yours,
J.P. MORGAN SECURITIES LLC

ANNEX V — STATEMENT ON QUANTIFIED FINANCIAL BENEFITS
The Offer Announcement contains statements of estimated cost synergies arising from the Combination (together, the “Quantified Financial Benefits Statement”).
A copy of the Quantified Financial Benefits Statement is set out below. Capitalized terms used but not otherwise defined therein shall have the respective meanings ascribed thereto in the Offer Announcement.
The AAM Directors, having reviewed and analysed the potential cost synergies of the Combination, and considering the factors they can influence, are highly confident in the Combined Group’s ability to realise approximately $300 million of annual run rate cost synergies, expected to be substantially achieved by the end of the third year following Completion.
The quantified cost synergies, expected to originate from the cost bases of AAM and Dowlais, are anticipated to be realised primarily from:
•
SG&A — approximately 30 per cent. across the following sources:

•
Eliminating duplicate public company costs and other costs;

•
Optimisation of the combined workforce;

•
Streamlining of engineering, research, and development expenses; and

•
Elimination of duplicate business and technical offices.

•
Purchasing — approximately 50 per cent. across the following sources:

•
Leveraging enhanced economies of scale and spend across direct and indirect material suppliers;

•
Utilising vertical integration capabilities to deliver insourcing initiatives; and

•
Achieving global freight and logistical savings through increased scale, utilisation and benefits from third-party logistics suppliers.

•
Operations — approximately 20 per cent. across the following sources:

•
Increasing operating efficiencies through the implementation of a best-of-best operating system; and

•
Optimising the combined global manufacturing footprint.

The AAM Directors expect that approximately 60 per cent. of the annual run rate cost synergies will be realised by the end of the second year following Completion, and the full run rate cost savings are expected to be substantially achieved by the end of the third year following Completion.
The AAM Directors expect that the one-off costs required to deliver on the synergy plan are approximately equal to one year of full run rate savings.
In addition, the AAM Directors expect an increase in operating working capital of approximately $13 million required to deliver identified run rate freight and logistics synergies.
The synergy savings stated are net of anticipated dis-synergies (expected to be approximately $22 million).
The expected synergies will accrue as a direct result of the Combination and would not be achieved on a standalone basis.
These statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to herein may not be achieved, may be achieved later or sooner than estimated, or those actually achieved could be materially different from those estimated. For the purposes of Rule 28 of the Code, the statements of estimated cost savings and synergies contained in the Announcement are solely the responsibility of AAM and the AAM Directors. Any statement of intention, belief or expectation for the Combined Group following the Effective Date is also an intention, belief or expectation of the AAM Directors and not of the Dowlais Directors.

These statements are not intended as a profit forecast or profit estimate for any period and should not be interpreted as such. No part of these statements, or the Announcement generally, should be construed or interpreted to mean that the Combined Group’s earnings in the first year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM and/or Dowlais for the relevant preceding financial period or any other period.
The AAM Board believes that the Combined Group should be able to achieve the synergies set out in the Quantified Financial Benefits Statement.
Further information on the bases of belief supporting the Quantified Financial Benefits Statement, including the principal assumptions and sources of information, is set out below.
Basis of calculation of the Quantified Financial Benefits Statement
In preparing the Quantified Financial Benefits Statement, AAM has relied on a combination of publicly available information and information obtained through due diligence. In such circumstances, AAM management has made estimates and assumptions to aid its development of individual synergy initiatives. The assessment and quantification of the potential synergies have, in turn, been informed by AAM management’s industry experience and knowledge of the existing businesses, together with consultation with Dowlais management.
The cost bases used as the basis for the Quantified Financial Benefits Statement are a blend of AAM’s FY24 forecast financial results and Dowlais’ FY24 forecast financial results, supported where relevant by certain information from AAM’s and Dowlais’ budgeted FY25 cost bases.
An exchange rate of £ to $1.30 has been used in the compilation of the synergy initiatives.
Cost synergy assumptions were based on (A) a mix (i) detailed, bottom-up evaluation of the benefits resulting from elimination of duplicate activities or (ii) AAM’s and Dowlais’ synergy attainment experience from other relevant savings programs, (B) the benefits of combined scale economics and (C) operational efficiencies arising from consolidation.
Where appropriate, assumptions were used to estimate the costs of implementing the new structures, systems and processes required to realise the synergies.
In general, the synergy assumptions have been risk-adjusted.
In arriving at the Quantified Financial Benefits Statement, the AAM Directors have made the following assumptions, which are outside the influence of AAM:
•
there will be no material change in underlying operations of either business from the Combination;

•
there will be no material impact from divestments from Dowlais existing businesses;

•
there will be no material change to macroeconomic, political, inflationary, regulatory or legal conditions in the markets or regions in which AAM and Dowlais operate;

•
there will be no material change in current foreign exchange rates or interest rates;

•
there will be no material change in accounting standards; and

•
there will be no change in tax legislation or tax rates or other legislation in the United Kingdom, United States or other countries that could materially impact the ability to achieve any benefits.

In addition, the AAM Directors have made an assumption within the influence of AAM that there will be no material divestments made by AAM.
In addition, the AAM Directors have assumed that the cost synergies are substantively within AAM’s control, albeit that certain elements are dependent in part on negotiations with third parties.
Reports
As required by Rule 28.1(a) of the Code, Deloitte, as reporting accountants to AAM, and J.P. Morgan Cazenove, as financial adviser to AAM, have provided the reports required under the Code. Copies of those reports were set out in the Offer Announcement.

As required by Rule 27.2(d) of the Code, the AAM Directors confirm that:
•
there have been no material changes to the Quantified Financial Benefits Statement since January 29, 2025 and the Quantified Financial Benefits Statement remains valid; and

•
each of Deloitte and J.P. Morgan Cazenove has confirmed to AAM that their respective reports produced in connection with the Quantified Financial Benefits Statement continue to apply.

Important Notes
•
The statements of estimated synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the synergies referred to may not be achieved, or those achieved could be materially different from those estimated.

•
No statement in the Quantified Financial Benefits Statement should be construed as a profit forecast.

•
Due to the size of the combination and potential scale of the Combined Group, there may be additional changes to the Combined Group’s operations. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated.

•
In arriving at the estimate of synergies set out in the Announcement, the AAM Board has assumed that there will be no significant impact on the business of the Combined Group.

ANNEX VI — DEFINITIVE PROXY CARD
MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINESACKPACKYour vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/AXL-SPC or scan the QR code — login details are located in the shaded bar below. PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money!Sign up for electronic delivery at www.envisionreports.com/AXL-SPCUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.Special Meeting Proxy Card1234 5678 9012 345q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q1. To approve the proposed amendment (the “Charter Amendment”) to AAM’s Amended and Restated Certificate of Incorporation (the “AAM Charter”) to increase the number of authorized shares of AAM common stock, par value $0.01 per share (“AAM Common Stock,” and each share thereof, an “AAM Share” and, collectively, the “AAM Shares”), from 150,000,000 AAM Shares to 375,000,000 AAM Shares (the “Charter Amendment Proposal”); For Against Abstain2. To approve the proposed issuance of AAM Shares (the “Share Issuance”) to the shareholders of Dowlais Group plc (“Dowlais”), a public limited company incorporated in England and Wales, representing the stock consideration in the proposed acquisition by AAM of the entire issued and to be issued share capital of Dowlais (the “Combination”). Pursuant to the Combination, the shareholders of Dowlais (“Dowlais Shareholders”) will be entitled to receive, for each ordinary share of 1 pence each in the capital of Dowlais (each, a “Dowlais Share” and, collectively, the “Dowlais Shares”) held by such shareholder, 42 pence per share in cash and 0.0863 new AAM Shares (the “Share Issuance Proposal”); and ForAgainstAbstain 3. To adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Charter Amendment Proposal or the Share Issuance Proposal (the “Adjournment Proposal”).BAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.Date (mm/dd/yyyy) — Please print date below.

The Special Meeting of Stockholders of American Axle & Manufacturing Holdings, Inc. will be held onTuesday, July 15, 2025, at 8:00 a.m., Eastern Time, virtually via the internet at meetnow.global/MVZWHGV.To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form. Special Meeting materials are available at: www.envisionreports.com/AXL-SPCSmall steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/AXL-SPCNotice of Special Meeting of StockholdersProxy Solicited by Board of Directors for Special Meeting — July 15, 2025David C. Dauch and Matthew K. Paroly, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of American Axle & Manufacturing Holdings, Inc. to be held on July 15, 2025 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1, 2 and 3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)American Axle & Manufacturing Holdings, Inc.Non-Voting ItemsCq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qChange of Address — Please print new address below.Comments — Please print your comments below.